ISHARES(Reg. TM) TRUST

Statement of Additional Information
Dated July 1, 2008 (as revised October 30, 2008)

This combined Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectuses (the "Prospectuses") for the following funds of iShares Trust (the "Trust"), as such Prospectuses may be revised or supplemented from time to time:
iShares JPMorgan USD Emerging Markets Bond Fund iShares Lehman 1-3 Year Credit Bond Fund iShares Lehman 1-3 Year Treasury Bond Fund iShares Lehman 3-7 Year Treasury Bond Fund iShares Lehman 7-10 Year Treasury Bond Fund iShares Lehman 10-20 Year Treasury Bond Fund iShares Lehman 20+ Year Treasury Bond Fund iShares Lehman Aggregate Bond Fund iShares Lehman Credit Bond Fund iShares Lehman Government/Credit Bond Fund iShares Lehman Intermediate Credit Bond Fund iShares Lehman Intermediate Government/Credit Bond Fund iShares Lehman MBS Bond Fund (formerly, iShares Lehman MBS Fixed-Rate Bond
Fund)
iShares Lehman Short Treasury Bond Fund
iShares Lehman TIPS Bond Fund
iShares iBoxx $ High Yield Corporate Bond Fund iShares iBoxx $ Investment Grade Corporate Bond Fund iShares S&P California Municipal Bond Fund iShares S&P National Municipal Bond Fund iShares S&P New York Municipal Bond Fund

The current Prospectuses for the various iShares funds included in this SAI are dated July 1, 2008. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus for each Fund, unless otherwise noted. The Financial Statements and Notes contained in the Annual Reports of the Trust for the above-listed Funds are incorporated by reference into and deemed to be a part of this SAI. A copy of the Prospectus and Annual Report may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. (the "Distributor"), at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A ("BGI").

                               TABLE OF CONTENTS

                                           PAGE
                                          -----
General Description of the Trust and         1
  its Funds
Exchange Listing and Trading                 2
Investment Strategies and Risks              2
   Diversification Status                    4
   Asset-Backed and Commercial               5
  Mortgage-Backed Securities
   Bonds                                     5
   Brady Bonds                               6
   Corporate Bonds                           6
   Emerging Markets Securities               6
   Foreign Securities                        7
   Futures and Options                       7
   Options on Futures Contracts              8
   High Yield Securities                     8
   Illiquid Securities                       9
   Inflation-Protected Obligations           9
   Investment Companies                      9
   Lending Portfolio Securities              9
   Mortgage Pass-Through Securities         10
   Municipal Securities                     11
   Tax Risks Associated with                12
  Municipal Securities
   Municipal Insurance                      12
   Municipal Market Disruption Risk         12
   Privately Issued Securities              12
   Ratings                                  12
   Repurchase Agreements                    13
   Reverse Repurchase Agreements            13
   Risks of Derivatives                     13
   Risks of Futures and Options             13
  Transactions
   Risks of Investing in Non-U.S.           14
  Debt Securities
   Short-Term Instruments and               14
  Temporary Investments
   Sovereign Obligations                    14
   Swap Agreements                          15
   U.S. Government Obligations              15
   U.S. Registered Securities of            15
  Foreign Issuers
   Future Developments                      15
   General Considerations and Risks         15

                                           PAGE
                                          -----
   Special Considerations Regarding         16
Investments in California Municipa  l
  Obligations
   Special Considerations Regarding         29
Investments in New York Municipal
  Obligations
Proxy Voting Policy                         40
Portfolio Holdings Information              41
Construction and Maintenance                42
Standards for the Underlying
  Indexes
Lehman Indexes                              43
   Lehman Brothers 1-3 Year U.S.            43
  Credit Index
   Lehman Brothers 1-3 Year U.S.            43
  Treasury Index
   Lehman Brothers 3-7 Year U.S.            43
  Treasury Index
   Lehman Brothers 7-10 Year U.S.           43
  Treasury Index
   Lehman Brothers 10-20 Year U.S.          44
  Treasury Index
   Lehman Brothers 20+ Year U.S.            44
  Treasury Index
   Lehman Brothers U.S. Credit Index        44
   Lehman Brothers Intermediate U.S.        44
  Credit Index
   Lehman Brothers U.S.                     44
  Government/Credit Index
   Lehman Brothers Intermediate U.S.        45
  Government/Credit Index
   Lehman Brothers U.S. MBS Index           45
   Lehman Brothers Short U.S.               45
  Treasury Index
   Lehman Brothers U.S. Treasury            46
  TIPS Index
   Lehman Brothers U.S. Aggregate           46
  Index
iBoxx Indexes                               46
   iBoxx(Reg. TM) $ Liquid High             46
  Yield Index
   iBoxx(Reg. TM) $ Liquid                  47
  Investment Grade Index
S&P Indexes                                 48
   S&P California Municipal Bond            48
  Index
   S&P National Municipal Bond Index        49
   S&P New York Municipal Bond Index        49
JPMorgan Index                              50
   JPMorgan EMBI Global Core Index          50
Investment Limitations                      52
Continuous Offering                         53
Management                                  55
   Trustees and Officers                    55
   Committees of the Board of               59
  Trustees
   Remuneration of Trustees                 60
   Control Persons and Principal            61
  Holders of Securities
Investment Advisory, Administrative         64
  and Distribution Services

                                           PAGE
                                          -----
   Investment Adviser                       64
   Portfolio Managers                       65
   Codes of Ethics                          71
   Administrator, Custodian and             71
  Transfer Agent
   Distributor                              72
Brokerage Transactions                      74
Additional Information Concerning           76
  the Trust
   Shares                                   76
   Termination of the Trust or a Fund       77
   DTC as Securities Depository for         77
  Shares of the Funds
Creation and Redemption of Creation         78
  Units
   General                                  78
   Fund Deposit                             78
   Procedures for Creation of               79
  Creation Units
   Placement of Creation Orders for         80
  the Funds
   Placement of Creation Orders for         81
the iShares JPMorgan USD Emerging
  Markets Bond Fund
   Acceptance of Orders for Creation        81
  Units
   Creation Transaction Fee                 81
   Redemption of Shares in Creation         82
  Units
   Redemption Transaction Fee               83
   Placement of Redemption Orders           83
  for the Funds
   Placement of Redemption Orders           85
for the JPMorgan USD Emerging
  Markets Bond Fund
   Regular Holidays                         86
   Settlement Periods Greater than          87
  Seven Days for Year 2008
Taxes                                       88
   Regulated Investment Company             88
  Qualifications
   Taxation of RICs                         88
   Excise Tax                               89
   Taxation of U.S. Shareholders            89
   Sales of Shares                          90
   Back-Up Withholding                      90
   Sections 351 and 362                     90
   Tax-Exempt Interest Income               90
   Taxation of Certain Derivatives          91
   Qualified Dividend Income                92
   Market Discount                          93

                                           PAGE
                                          -----
   Foreign Investments                      93
   Original Issue Discount                  93
   Taxation of Non-U.S. Shareholders        93
   Reporting                                94
   Net Capital Loss Carryforwards           94
Financial Statements                        96
Miscellaneous Information                   96
   Counsel                                  96
   Independent Registered Public            96
  Accounting Firm
   Shareholder Communications to the        96
  Board
Appendix A                                 A-1

General Description of the Trust and its Funds
The Trust currently consists of more than 130 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the "1933 Act"). This SAI relates to the following funds (each, a "Fund" and collectively, the "Funds"):

      o  iShares JPMorgan USD Emerging Markets Bond Fund

      o  iShares Lehman 1-3 Year Credit Bond Fund

      o  iShares Lehman 1-3 Year Treasury Bond Fund

      o  iShares Lehman 3-7 Year Treasury Bond Fund

      o  iShares Lehman 7-10 Year Treasury Bond Fund

      o  iShares Lehman 10-20 Year Treasury Bond Fund

      o  iShares Lehman 20+ Year Treasury Bond Fund

      o  iShares Lehman Aggregate Bond Fund

      o  iShares Lehman Credit Bond Fund

      o  iShares Lehman Government/Credit Bond Fund

      o  iShares Lehman Intermediate Credit Bond Fund

      o  iShares Lehman Intermediate Government/Credit Bond Fund

      o  iShares Lehman MBS Bond Fund

      o  iShares Lehman Short Treasury Bond Fund

      o  iShares Lehman TIPS Bond Fund

      o  iShares iBoxx $ High Yield Corporate Bond Fund

      o  iShares iBoxx $ Investment Grade Corporate Bond Fund

      o  iShares S&P California Municipal Bond Fund

      o  iShares S&P National Municipal Bond Fund

      o  iShares S&P New York Municipal Bond Fund

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each, an "Underlying Index") representing a segment of the U.S. bond market. Each Fund is managed by Barclays Global Fund Advisors ("BGFA" or the "Investment Adviser"), a subsidiary of BGI.

Each Fund offers and issues shares at their net asset value per share ("NAV") only in aggregations of a specified number of shares ("Creation Unit"), generally in exchange for a basket of securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The shares described in the applicable Prospectus and in this SAI are listed and trade on national securities exchanges such as the American Stock Exchange ("AMEX") or the NYSE Arca, Inc. ("NYSE Arca") (each, a "Listing Exchange"). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units typically are a specified number of shares, generally 100,000 multiples thereof.

The Trust reserves the right to offer a "cash" option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 110%, which BGFA may change from time to time, of the market value of the omitted Deposit Securities. See the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Transaction fees for cash creations or redemptions, may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the SHAREHOLDER INFORMATION section of each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.

Shares of each Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of certain Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available, (iii) the "indicative optimized portfolio value" ("IOPV") of a Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an fixed-income securities component and a cash component. The fixed-income securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real time update of the Fund's NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.

Investment Strategies and Risks
Each Fund seeks to achieve its objective by investing primarily in both fixed-income securities that comprise its relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in each Fund's portfolio will ordinarily not result in the elimination of the security from a Fund's portfolio.

Each Fund engages in representative sampling, which is investing in a sample of securities selected by BGFA to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the relevant Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

The iShares JPMorgan USD Emerging Markets Bond Fund generally invests at least 90% of its assets in the securities of its Underlying Index. However, the Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BGFA, as well as in high yield corporate bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in its Underlying Index (such as reconstitutions, additions and deletions).

Each of the iShares Lehman 1-3 Year Treasury Bond Fund, iShares Lehman 3-7 Year Treasury Bond Fund, iShares Lehman 7-10 Year Treasury Bond Fund, iShares Lehman 10-20 Year Treasury Bond Fund, iShares Lehman 20+ Year Treasury Bond Fund and the iShares Lehman Short Treasury Bond Fund (the "Treasury Funds") generally invests at least 90% of its assets in bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. Each Treasury Fund may also invest up to 10% of its assets in U.S. government bonds not included in its Underlying Index, but which BGFA believes will help the Treasury Fund track its Underlying Index. For example, a Treasury Fund may invest in bonds not included in its Underlying Index in order to reflect changes in the relevant Underlying Index (such as reconstitutions, additions and deletions). Each Treasury Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BGFA.

Each of the iShares Lehman 1-3 Year Credit Bond Fund, iShares Lehman Intermediate Credit Bond Fund and iShares Lehman Credit Bond Fund (the "Credit Bond Funds") and the iShares Lehman Intermediate Government/Credit Bond Fund and iShares Lehman Government/Credit Bond Fund (the "Government/Credit Bond Funds") generally invests at least 90% of its assets in the bonds of its Underlying Index. Each Credit Bond Fund and Government/Credit Bond Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, a Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). Each Fund also may invest its other assets in futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BGFA.

The iShares Lehman TIPS Bond Fund generally invests at least 90% of its assets in the inflation-protected bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund also may invest up to 10% of its assets in U.S. government bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its relevant Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BGFA.

The iShares Lehman Aggregate Bond Fund generally seeks to track the performance of its Underlying Index by investing approximately 90% of its assets in the bonds represented in its Underlying Index and in securities that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index, as well as in cash and high-quality, liquid short-term instruments, including shares of money market funds advised by BGFA. For example, the Fund may invest in securities not included in the Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). A substantial portion of the bonds represented in its Underlying Index are U.S. fixed-rate agency mortgage pass-through securities. U.S. fixed-rate agency mortgage pass-through securities are securities issued by entities such as the Government National Mortgage Association ("GNMA") and the Federal National Mortgage Association ("FNMA") that are backed by pools of mortgages. Most transactions in fixed-rate mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments, including shares of money market funds advised by BGFA. The Fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses.

The iShares Lehman MBS Bond Fund seeks to track the performance of its Underlying Index by investing at least 90% of its assets in the securities of its Underlying Index and in investments that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index, as well as in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BGFA. As of May 31, 2008, approximately 100% of the bonds represented in the Underlying Index were U.S. agency mortgage pass-through securities issued by entities such as the GNMA, the FNMA, and the FHLMC. The Underlying Index is represented by approximately 91% fixed-rate mortgages and 9% hybrid adjustable rate mortgages ("ARMs"). Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in liquid, short-term instruments for fixed-rate pass-through securities, including shares of money market funds advised by BGFA or its affiliates. The Fund will assume its pro rata share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses.

The iShares iBoxx $ High Yield Corporate Bond Fund generally invests 90% of its assets in the securities of its Underlying Index. However, the Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BGFA, as well as in high yield corporate bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in high yield corporate bonds not included in the Underlying Index in order to reflect prospective changes in the Underlying Index (such as future corporate actions and index reconstitutions, additions and deletions).

The iShares iBoxx $ Investment Grade Corporate Bond Fund generally invests at least 90% of its assets in the securities of its Underlying Index and at least 95% of its assets in investment grade corporate bonds. However, the Fund may at times invest up to 20% of its assets in bonds not included in its relevant Underlying Index but which BGFA believes will help the Fund track its Underlying Index and which are either (i) included in the broader index upon which the Underlying Index is based (I.E., the iBoxx USD Corporate Bond Index); or (ii) new issues which BGFA believes are entering or about to enter the Underlying Index or the iBoxx USD Corporate Bond Index. The Fund may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BGFA.

Each of the iShares S&P California Municipal Bond Fund, iShares S&P National Municipal Bond Fund and iShares S&P New York Municipal Bond Fund (the "Municipal Bond Funds") invest at least 80% of their assets in the securities of their Underlying Indexes and will generally invest 90% of their assets in the securities of their Underlying Indexes and in securities that provide substantially similar exposure to the securities in their Underlying Indexes. Each Municipal Bond Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents (including money market funds, whether or not affiliated with BGFA), as well as in municipal bonds not included in its Underlying Index, but which BGFA believes will help each Municipal Bond Fund track its Underlying Index. For example, each Municipal Bond Fund may invest in municipal bonds not included in its Underlying Index in order to reflect prospective changes in the Underlying Index (such as index reconstitutions, additions and deletions). Each of the iShares S&P California Municipal Bond Fund and iShares S&P New York Municipal Bond Fund will generally hold municipal bond securities issued by its respective State and local municipalities whose interest is exempt from federal and State income tax and the federal alternative minimum tax ("AMT"). The iShares S&P National Municipal Bond Fund will generally hold municipal bond securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal AMT. In addition, each Municipal Bond Fund intends to invest any cash assets in one or more non-affiliated third party tax free money market funds.

DIVERSIFICATION STATUS. The following table sets forth the diversification status of each Fund:

DIVERSIFIED FUNDS                       NON-DIVERSIFIED FUNDS
-----------------------------------     ------------------------------------------------
iShares Lehman 1-3 Year Treasury        iShares JPMorgan USD Emerging Markets Bond Fund
  Bond Fund
iShares Lehman 7-10 Year Treasury       iShares Lehman 1-3 Year Credit Bond Fund
  Bond Fund
iShares Lehman 20+ Year Treasury        iShares Lehman 3-7 Year Treasury Bond Fund
  Bond Fund
iShares Lehman TIPS Bond Fund           iShares Lehman 10-20 Year Treasury Bond Fund
iShares Lehman Aggregate Bond Fund      iShares Lehman Credit Bond Fund
                                        iShares Lehman Government/Credit Bond Fund
                                        iShares Lehman Intermediate Credit Bond Fund

DIVERSIFIED FUNDS      NON-DIVERSIFIED FUNDS
------------------     --------------------------------------------------------
                       iShares Lehman Intermediate Government/Credit Bond Fund
                       iShares Lehman MBS Bond Fund
                       iShares Lehman Short Treasury Bond Fund
                       iShares iBoxx $ High Yield Corporate Bond Fund
                       iShares iBoxx $ Investment Grade Corporate Bond Fund
                       iShares S&P California Municipal Bond Fund
                       iShares S&P National Municipal Bond Fund
                       iShares S&P New York Municipal Bond Fund

With respect to 75% of its total assets, a "diversified" fund is limited by the 1940 Act such that it does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of the fund's total assets may be invested in any manner.

 A "non-diversified" fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Index of such a Fund and, consequently, the Fund's investment portfolio. This may adversely affect the Fund's performance or subject the Fund's shares to greater price volatility than that experienced by more diversified investment companies.

Each Fund (whether diversified or non-diversified) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment Company ("RIC") for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "IRC"), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the IRC may limit the investment flexibility of certain Funds and may make it less likely that such Funds will meet their investment objectives.

ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES. The iShares Lehman Aggregate Bond Fund and iShares Lehman MBS Bond Fund may invest in asset-backed and commercial mortgaged-backed securities (though the Funds currently do not intend to do so). Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed or commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

BONDS. Each Fund invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. Each Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (backed by specified collateral).

BRADY BONDS. The iShares JPMorgan USD Emerging Markets Bond Fund may invest in Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating-rate bonds, are generally collateralized by U.S. Treasury securities.

CORPORATE BONDS. Each Fund (other than the Treasury Funds and Municipal Bond Funds) may invest in investment grade corporate bonds. The investment return of corporate bonds reflects interest on the security and changes in the market value of the security. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

EMERGING MARKETS SECURITIES. The iShares JPMorgan USD Emerging Markets Bond Fund invests a substantial portion of its assets in securities of issuers domiciled in emerging market countries. Investments in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends;
(vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund's investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many developing countries lack the social, political, and economic stability characteristic of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

The Fund's income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.

In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

FOREIGN SECURITIES. The iShares JPMorgan USD Emerging Markets Bond Fund Fund invests in certain obligations or securities of foreign issuers. An issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country.

FUTURES AND OPTIONS. Each Fund may enter into U.S. futures contracts and options. These futures contracts and options will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will enter into futures contracts and options only on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," each Fund maintains liquid assets in an amount at least equal to each Fund's daily marked-to-market obligation (I.E., each Fund's daily net liability, if any), rather than the contracts' notional value (I.E., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if each Fund set aside assets equal to the futures contracts' full notional value. Each Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each Fund may enter into futures contracts to purchase securities indexes when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

OPTIONS ON FUTURES CONTRACTS.   Each Fund  may invest in options on futures
contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

HIGH YIELD SECURITIES. Each of the iShares JPMorgan USD Emerging Markets Bond Fund and iShares iBoxx $ High Yield Corporate Bond Fund invests a large percentage of its assets in high yield debt securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy issuers or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include:
(i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and
(iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of each Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by each Fund.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which each Fund could sell a high yield security, and could adversely affect the daily net asset value per share of each Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.

The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

ILLIQUID SECURITIES.   Each Fund  may invest up to an aggregate amount of 15%
of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

INFLATION-PROTECTED OBLIGATIONS. The iShares Lehman TIPS Bond Fund invests almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS." TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

INVESTMENT COMPANIES.   Each Fund may invest in the securities of other
investment companies (including money market funds) to the extent allowed by law. Under the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

LENDING PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the "Board" or the "Trustees"). To the extent that the Funds engage in securities lending, BGI acts as securities lending agent for the Funds subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services.

MORTGAGE PASS-THROUGH SECURITIES. A significant portion of the Lehman Brothers U.S. Aggregate Index and the entire Lehman Brothers U.S. MBS Index represent the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of each of the iShares Lehman Aggregate Bond Fund and iShares Lehman MBS Bond Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities included in such indexes. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises, such as the GNMA, FNMA or FHLMC. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a PRO RATA share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. The portion of the Lehman Brothers U.S. Aggregate Index and Lehman Brothers U.S. MBS Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of fixed-rate and hybrid ARMs mortgage pass-through securities. A hybrid ARM is a mortgage in which the homeowner pays a fixed interest rate for a fixed period of time (typically 3, 5, 7, or 10 years) and a floating rate after that period, combining the features of fixed-rate and adjustable-rate mortgage securities.

An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows, value and yield of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.

For these and other reasons, the iShares Lehman Aggregate Bond Fund and iShares Lehman MBS Bond Fund seek to obtain exposure to the fixed-rate portion of the U.S. agency mortgage pass-through securities, which represent a significant portion of their respective Underlying Indexes, primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in fixed-rate mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. Each Fund intends to use TBA transactions in several ways. For example, each Fund expects that it will regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll", each Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, each Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, each Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. Each Fund's use of "TBA rolls" may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Funds described in this SAI.

The iShares Lehman Aggregate Bond Fund and iShares Lehman MBS Bond Fund intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds advised by BGFA. The Funds will each assume its pro rata share of fees and expenses of any money market fund that it may invest in, in addition to each Fund's own fees and expenses.

MUNICIPAL SECURITIES. Certain of the Funds invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, than non-municipal securities. In addition, the municipal securities market is generally characterized as a buy and hold investment strategy. As a result, the accessibility of municipal securities in the market is generally greater closer to the original date of issue of the securities and lessens as the securities move further away from such issuance date.

Some longer-term municipal securities give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund's municipal securities in the same manner.

TAX RISKS ASSOCIATED WITH MUNICIPAL SECURITIES. As with any investment, you should consider how your investment in shares of each Municipal Bond Fund will be taxed. The tax information in the relevant Prospectus and in this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of each Municipal Bond Fund.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when each Municipal Bond Fund makes distributions or you sell each Municipal Bond Fund shares.

MUNICIPAL INSURANCE. A municipal security may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in each of the Municipal Bond Funds' share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent, or (iii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a Municipal Bond Fund's holdings would be affected, and the Trustees would reevaluate the Fund's investment objective and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Municipal Bond Fund.

PRIVATELY ISSUED SECURITIES. The iShares iBoxx $ High Yield Corporate Bond Fund and Credit Bond Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the iShares iBoxx $ High Yield Corporate Bond Fund and Credit Bond Funds.

RATINGS. An investment-grade rating means the security or issuer is rated investment-grade by Moody's(Reg. TM) Investors Service ("Moody's"), Standard & Poor's(Reg. TM) Rating Services, a division of McGraw-Hill Companies, Inc. ("S&P(Reg. TM)"), Fitch Inc. ("Fitch"), Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization ("NRSRO") by the SEC, or is unrated but considered to be of equivalent quality by BGFA. Bonds rated Baa by Moody's or BBB by S&P and Fitch or above are considered "investment grade" securities; bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

Subsequent to purchase by the applicable Funds, a rated security may cease to be rated or its rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody's or BBB- by S&P are below investment grade quality and

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are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities ("lower rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. Please see Appendix A of this SAI for a description of each rating category of Moody's, S&P and Fitch.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Funds will engage in repurchase agreements only with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund's assets. The Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Each Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

RISKS OF DERIVATIVES. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each Fund may invest in exchange traded futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

RISKS OF FUTURES AND OPTIONS TRANSACTIONS. There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the bond index future and the movement in the relevant Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered bond index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of bonds in which they invest.

Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

RISKS OF INVESTING IN NON-U.S. DEBT SECURITIES. Certain of the Funds invest in non-U.S. debt securities. An investment in these Funds involves risks similar to those of investing in a broad-based portfolio of debt securities traded on foreign exchanges and over-the-counter in the respective countries covered by the Funds. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in a Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lesser levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BGFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" by S&P, or if unrated, of comparable quality as determined by BGFA; (v) non-convertible corporate debt securities (E.G., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

SOVEREIGN OBLIGATIONS. The iShares JPMorgan USD Emerging Markets Bond Fund may invest in soverign obligations. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes investments in securities issued or guaranteed by a foreign sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt obligations, and the Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, and declared moratoria on the payment of principal and interest on their sovereign debts.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrears on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

SWAP AGREEMENTS. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

U.S. GOVERNMENT OBLIGATIONS.   Certain of the Funds may invest in various types
of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA, FHLMC and Federal Home Loan Bank ("FHLB") notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS. Each Fund (other than the Treasury Funds, iShares Lehman TIPS Bond Fund, iShares S&P California Municipal Bond Fund, iShares S&P National Municipal Bond Fund and iShares S&P New York Municipal Bond Fund) may invest in U.S. registered, dollar-denominated bonds of foreign corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, investment grade bonds issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

FUTURE DEVELOPMENTS. The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with each Fund's investment objective and do not violate any investment restrictions or policies.

GENERAL CONSIDERATIONS AND RISKS. A discussion of some of the risks associated with an investment in a Fund is contained in the Fund's Prospectus. An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market.

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SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN CALIFORNIA MUNICIPAL OBLIGATIONS

Following is a brief summary of some of the factors that may affect the financial condition of the State of California (the "State") and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by the California Portfolio or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of California could have an adverse impact on the financial condition of the State of California and its political subdivisions, including issuers of obligations held by the Portfolio. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of California and its political subdivisions, including the issuers of obligations held by the Portfolio.

The following summary is based on information in public available offering statements relative to debt offerings of the State of California and local issuers and has not been independently verified by the Trust or its legal counsel. Offering statements for State of California bonds can be found at the website of the California State Treasurer, at www.treasurer.ca.gov, but no such information is intended to be incorporated by reference into this Statement of Additional Information.

Overview and Recent Developments

A mild Statewide economic recession in the early 2000's (but with a severe downturn in the high technology sector centered in the San Francisco Bay Area) and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels after mid-2000, led to several years of State budget deficits and a severe cash shortage by 2004. Between 2004 and mid-2007, the State's economy recovered well, with job growth in both Southern and Northern California. The State economy has generally mirrored the national economy. Problems with subprime mortgages and credit difficulties and a subsequent severe downturn in housing markets and construction activity appeared in 2007, and are projected to continue through 2008 with some recovery in 2009. While some parts of the State's economy have continued to perform well, overall economic growth, particularly job growth, slowed considerably, and is expected to remain weak in 2008 and 2009, with a return to more historic patterns of economic growth only in 2010.

Positive economic results in the period 2004-2007 resulted in State revenues exceeding projections for three years in a row. Spending cuts had also been made in successive years, along with use of internal and external loans and one-time measures, to balance the budgets in recent years. Nevertheless, ongoing program obligations still exceeded baseline revenues (a "structural budget gap") and the 2006-07 budget was balanced only by applying a large part of the accumulated reserve. Although the 2007-08 Budget was enacted with an estimated $4 billion reserve, the subsequent downturn in the economy, resulting in large revenue shortfalls, and other developments utilized all of the reserve and placed the 2007-08 budget into deficit, without additional actions. Following recommendations made in the January, 2008 Governor's Budget, the Administration and the Legislature took steps in February, 2008 to address about $7.5 billion of the shortfall. These actions included issuance of $3.3 billion of previously authorized deficit financing bonds and utilization of $1.5 billion set aside in a "rainy day" reserve, as well as certain spending reductions. With these actions, and stronger than expected personal income tax revenues (offsetting weaker than projected sales and corporation taxes), the Administration projected, in May 2008, that the State would end the 2007-08 fiscal year with a positive fund balance, on a budgetary basis, of about $850 million (less than 1 percent of expenditures).

In the May Revision of the 2008-09 Budget released in May, 2008, the Governor projected that tax revenues would fall short of earlier predictions for 2008-09, and as a result of other budget changes, even after the interim actions in February 2008, a budget gap of $15 billion remained. The Governor proposed balancing the budget largely with expenditure reductions, averaging 10 percent in virtually all areas of state government, including health and welfare programs, to reduce expenditures by about $9 billion. Funding for local schools would be at the constitutionally required minimum, but without a cost of living adjustment. The major new proposal included in the 2008 May Revision was to seek voter approval to make improvements to the State Lottery to increase its revenues, and then authorize sale of a portion of the future receipts from the Lottery to fund a new budget reserve fund; this fund would contribute $5.1 billion to the 2008-09 budget.

In late May, 2008, a Receiver appointed by a federal court to oversee improvements in health care for state prisoners issued a report, which was approved by the court, concluding that the Receiver would need to make about $7 billion of capital improvements and expansions of prison health care facilities in order to provide minimum constitutional standards of care. Under the court's orders, the State is responsible for all of the Receiver's costs. A proposal to finance these improvements with lease-revenue bonds was rejected by certain members of the Legislature. While negotiations are continuing to find a means of financing the prison health facility program, the Receiver has taken certain initial steps to seek a court order to seize funds directly from the State Treasury. If such action is sought, it is not known how much funding would be seized, and at what times, and what impacts such action would have on other state financial obligations.

Reduced State revenues have created a cash flow shortfall for the State by late summer of 2008, which will require the State to seek external borrowing for its cash management needs. This borrowing may have to occur without passage of a budget, if the budget is delayed past early August.

The expenditure reductions and budget pressures in recent years on the State budget have resulted in continuing fiscal pressures on local governments throughout the State. As part of the 2004-05 State budget, the Governor reached an agreement to borrow $1.3 billion for each of two years, to be repaid after the 2005-06 fiscal year, from cities, counties, redevelopment agencies and other districts, in return for a constitutional amendment which would severely restrict such borrowings in the future. Several years of budget borrowing from transportation funds have left many State and local transportation construction projects without adequate funds. The current economic slowdown and projected reductions in State aid in 2008-09 have led to many local governments predicting substantial budget deficits in the coming year which may result in reductions in payroll and services. One city, Vallejo, has filed for Chapter 9 bankruptcy because of high labor costs and substantially reduced revenue due to the housing slump. There can be no assurance that other cities may not follow suit, although no specific indications of such action have been made by any other city as of June 2008.

Economic Factors

California's economy is the largest among the 50 states and one of the largest 8 in the world. The State's population of about 37.8 million (July 1, 2007 estimate) represents about 12 1/2 % of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in the early 1990's due to a serious economic recession. For the decade of the 2000s, growth has returned to between 1 and 1.5 percent annually since 1997. The bulk of population growth in the State is due to births and foreign immigration.

Total personal income in the State, at an estimated $1,520 billion in 2007, accounts for about 13% of all personal income in the nation. Total civilian employment was over 17.2 million in 2007 (estimated), the majority of which is in the service, trade and manufacturing sectors.

Following a mild recession in the early 2000's (though with sharp downturn in the high technology sector in the San Francisco Bay Area), modest job growth resumed in the second half of 2003 and continued through early 2007. Since then, job growth has slowed, although personal income is expected to continue to grow at around 4 percent in 2008, less than the 6.5 percent rate of the previous two years. New residential construction and existing home sales, which had been very strong in the last few years, in part due to low interest rates, finally slowed down noticeably in 2006 and 2007 in both California and the nation, and the housing slump is continuing into 2008. New housing permits were down 37 percent in 2007, and sales of existing homes were down 26 percent, compared to the same period in 2006. Housing prices have dropped in many areas of the State. Auto sales in 2007 were also weak, and the combination of weak auto and housing markets, combined with other economic weakness, has led to a significant drop in taxable sales, with taxable sales for 2007 less than 1 percent higher than the previous year. The unemployment rate in the State jumped substantially in May, to 6.8 percent, mirroring the increase in the national rate. In May, 2008, the State Department of Finance projected slow growth in the economy in 2008 and 2009, with a return to more historic rate of growth only in 2010. California's economic growth will remain tied to the overall national economy.

Constitutional Limitations on Taxes, Other Charges and Appropriations

Limitation on Property Taxes. Certain California Debt Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of
Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

"Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. The State Department of Finance estimates the State was about $13.8 billion below the limit in 2006-07, and will be about $16.6 billion below its limit in 2007-08.

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Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the
California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Debt Obligations or on the ability of the State or local governments to pay debt service on such California Debt Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of May 1, 2008, the State had outstanding approximately $45.6 billion of long-term general obligation bonds and $7.9 billion of lease-purchase debt supported by the State General Fund. The State also had about $12.0 billion of general obligation bonds which were supported by other revenues, including $10.1 billion of economic recovery bonds payable from a special sales tax. As of May 1, 2008 the State had about $57.9 billion of authorized and unissued General Fund-supported long-term general obligation bonds and $10.4 billion of authorized and unissued lease-purchase debt. This figure includes almost all of $42.7 billion of new general obligation bonds approved by the voters at the November 7, 2006 election and $7.4 billion of new lease-purchase debt approved by the Legislature in May, 2007 for new correctional facilities at the state and local level. In the 2006-07 fiscal year, debt service on General Fund-supported general obligation bonds and lease purchase debt was approximately 4.15% of General Fund revenues. See also "Bond Ratings" below.

There are about $16 billion of new bond authorizations already certified for the November, 2008 ballot, and additional bonds may be added. Further legislative proposals are being considered for lease-revenue financing of $12 billion for court facilities and prison health care facilities. There bonds would not require voter approval.

In light of the substantial new bond authorizations approved by the voters and the Legislature in the past year, issuance of General Fund supported debt, primarily general obligation bonds, is expected to increase substantially in coming years. The State has projected that annual new issuance will total about $8.3 billion, $12 billion, $15.5 billion, $12.5 billion and $8.5 billion in the years 2007-08 through 2011-12, absent any additional bond approvals, which are likely to occur.

Obligations of State Agencies

A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the State's General Fund and carry different ratings than the State's general obligation bonds. The State's Department of Water Resources has been one of the largest issuers of revenue bonds in recent years, with over $13 billion of outstanding bonds secured by power and water users. The California Housing Finance Agency has issued over $7 billion of bonds secured by mortgage loans made for single family and multi-family housing units. None of these revenue bonds is backed by the State's faith and credit or taxing power.

Recent Financial Results

The principal sources of General Fund tax revenues in 2006-07 were the California personal income tax (54 percent of total tax revenues), the sales and use tax (29 percent), and the corporation tax (11 percent). A large portion of personal income tax receipts was derived from capital gains realizations and stock option income. While these sources were extraordinarily strong in the late 1990's and 2000, they are particularly volatile. The Department of Finance has projected that this source of revenue dropped from $17.6 billion, or 25% of all General Fund revenues in 1999-2000 to $5.2 billion, or 7% in 2001-02; this represents the bulk of the total General Fund revenue shortfall in this period. This source was projected to represent about 14.4% of General Fund revenues in 2006-07 and about 14.7% in 2007-08, dropping to 12.8 percent in 2008-09.

The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

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The substantial declines in the stock markets have adversely affected the earnings of State pension funds, and have created unfunded future pension liabilities, where there had been surpluses in the early 2000's. The State's annual contributions to the Public Employee's Retirement System have increased from $157 million in the 2000-01 fiscal year to $2.7 billion in the 2007-08 fiscal year. The State will pay about $1.1 billion in the 2007-08 fiscal year for "pay as you go" funding for health benefits for retired State employees, almost double what it paid in 2002-03. Starting in fiscal year 2007-08, accounting rules will require the State to estimate the actuarial cost of this future liability. An actuarial study done in May, 2007 estimated that, absent setting aside funds for future costs, the State's unfunded liability for future health costs, as of June 30, 2007, was about $48 billion. The Administration expects to present options for dealing with these costs later in 2008. The State's credit ratings may be affected if the State does not reduce or manage the unfunded liability.

Balanced Budget Amendment

On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the "Balanced Budget Amendment," which will affect future State budgeting procedures. This amendment was linked to Proposition 57, also approved by the voters, which authorized issuance of $15 billion of long-term general obligation bonds, additionally secured by a 1/4 cent increment of the State's sales tax, which can be used to eliminate the accumulated budget deficits through June 30, 2004 and certain additional obligations incurred by the State.

The Balanced Budget Amendment requires the Legislature to enact a budget bill in which General Fund expenditures do not exceed estimated General Fund revenues and available reserves After passage of the budget act, if the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor may declare a fiscal emergency, and propose legislation to address the emergency. The Legislature would be called in to special session to address this proposal. If the Legislature failed to send legislation to the Governor to address the fiscal emergency within 45 days, it would be prohibited from acting on any other bills or adjourning until fiscal legislation is passed. On January 10, 2008 the Governor declared such a fiscal emergency and called the Legislature into session to address budget shortfalls. A number of actions were taken in the special session to reduce spending in 2007-08 and 2008-09, as part of the response to the State's budget difficulties.

The Amendment also created a "rainy day" reserve called the Budget Stabilization Account ("BSA") in the State General Fund. Beginning in the 2006-07 fiscal year, a portion of estimated annual General Fund revenues are transferred by the Controller into the Account not later than September 30 of each year. The transfer begins at 1 percent of revenues, and increases annually to reach a level of 3 percent. The initial transfers of $944 million and $2.045 billion took place in September 2006 and September 2007. The transfers would continue until the BSA reaches a balance of the greater of $8 billion or 5 percent of General Fund revenue. Moneys in the BSA may be used to make up for unexpected budget imbalances, but will then have to be replenished with future transfers until the target level is reached. The annual transfer can be suspended by the Governor by an executive order issued not later than June 1 of the preceding fiscal year. The Amendment requires that one half of the BSA deposits, up to an aggregate of $5 billion, shall be transferred to the State Treasurer to provide for early redemption of the economic recovery bonds approved by Proposition 57. A total of $1.495 billion has been transferred to retire economic recovery bonds. Because of the current budget shortfalls, the Governor has suspended the transfer for fiscal year 2008-09, and the Governor has transferred the current BSA balance of $1.5 billion to the General Fund to increase 2007-08 revenues.

A final provision of the Amendment will prohibit future long-term bond issuances for the purpose of funding budget deficits, once the bonds authorized by Proposition 57 are issued. Short term borrowing for cash flow management will continue to be authorized.

     New Budget Reform Proposal

As part of the 2008 May Revision, the Governor has renewed a proposal to revise the State Constitution to create a new spending limitation and budget reserve, which would supersede the Balanced Budget Amendment, except for using certain state revenues to prepay deficit bonds. This new proposal has not yet been considered by the Legislature.

State-local Fiscal Relations

In November, 2004, voters approved Proposition 1A, which made significant changes in the fiscal relationship between the State and local governments. In return for a $2.6 billion contribution to State budgets in the 2004-05 and 2005-06 fiscal years, Proposition 1A prohibits the State from accessing local governments' property tax, sales tax and vehicle license fee revenues except under limited circumstances. Starting in the 2008-09 fiscal year the State can borrow up to 8 percent of local property tax revenues but only if the Governor declares a fiscal hardship and with 2/3 approval of each house of the Legislature. This amount must be repaid within three years, and such borrowing can only be done twice in any ten-year period. FProposition 1A also strengthens requirements for the State to reimburse local governments if it enacts certain kinds of laws which mandate increased local spending. Proposition 1A is intended to produce greater certainty for local governments, but will reduce the State's options for dealing with budget shortfalls in the future.

Recent Budgets Prior to 2006-07

The economy, and especially the stock markets, grew strongly during the second half of the 1990's, and as a result, the General Fund took in substantially greater tax revenues (an aggregate of more than $20 billion over the six fiscal years 1995-96 through 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The Department of Finance estimates that the State's budget reserve (the SFEU) reached a high point of $8.7 billion at June 30, 2000. In the ensuing three years, the combination of continuing high spending levels and substantially reduced revenues resulting from the economic slowdown and stock market decline brought the estimated balance of the SFEU to a negative $8.6 billion by June 30, 2003.

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The growth in General Fund revenues since 1994-95 resulted in significant increases in State funding for local school districts under Proposition 98, an initiative measure adopted in 1988 which guarantees a minimum percentage of General Fund revenues for K-14 schools. From the 1994-95 level of about $4,200 per pupil, annual State funding has increased to over $7,000 per pupil in the 2005-06 fiscal year. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels.

An important element of Budget Acts during the years of large capital gains receipts was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on

January 1, 1999, the VLF was reduced by 25 percent, which was increased in steps to a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds were automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% percent VLF cut was offset by transfers of about $4.2 billion annually from the General Fund. Other miscellaneous business and personal tax cuts and tax credits were of a much smaller overall amount.

The previous Governor attempted to raise the VLF back to its 1998 level because of shortfalls in General Fund money in 2003 to make the "offset" to cities and counties. Subsequently, the newly elected Governor Schwarzenegger reversed this action and committed to retain the VLF cut and the offset to local governments. A subsequent Constitutional Amendment has replaced the offset with a larger share of local property taxes for cities and counties.

During fiscal year 2001-02, as the state and national economies fell into a mild recession and the stock markets dropped significantly, the state experienced an unprecedented drop in revenues compared to the prior year largely due to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between 2001-02 and 2003-04, the state encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-time measures, internal borrowing, and external borrowing. The state also faced a cash flow crisis during this period which was relieved by the issuance of Revenue Anticipation Warrants in June 2002 and June 2003 and Economic Recovery Bonds in the spring of 2004.

Final estimates relating to the 2005-06 fiscal year, as released in the 2007-08 Governor's Budget in January, 2007, showed that the state experienced substantially more favorable results than were projected at the time the 2005-06 Budget Act was signed. As a result of revised estimates for years prior to 2005-06 and improved economic results which generated major increases in tax revenues, the Administration estimated that total prior year resources, plus revenues and transfers for 2005-06, were about $93.4 billion, nearly $9.0 billion more than originally estimated. Expenditures increased by about $1.6 billion primarily for expenditures required by Proposition 98. As a result, the fund balance at June 30, 2006 was estimated at about $10.8 billion, of which $10.1 billion was in the SFEU, compared to the original 2005 Budget Act estimate of $1.3 billion in the SFEU.

     Fiscal Year 2006-07 Budget

The Budget Act for 2006-07 (the "2006 Budget Act") was adopted by the Legislature on June 27, 2006, along with a number of implementing measures, and signed by the Governor on June 30, 2006. In approving the budget, the Governor vetoed $112 million in appropriations (including $62 million in General Fund appropriations).

Under the 2006 Budget Act, General Fund revenues and transfers were projected to increase 1.2 percent, from $92.7 billion in fiscal year 2005-06 to $93.9 billion in fiscal year 2006-07. The 2006 Budget Act contained General Fund appropriations of $101.3 billion, compared to $92.7 billion in 2005-06. This included more than $4.9 billion, or 4.7 percent of total General Fund resources available, to address the state's debt by establishing a budget reserve of $2.1 billion and making early debt repayments of $2.8 billion. The difference between revenues and expenditures in 2006-07 was funded by using a large part of the 2006-07 beginning fund balance. The June 30, 2007 reserve was projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion.

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The 2006 Budget Act contained the following major General Fund components:

     1. Repayments and prepayments of prior obligations - The 2006 Budget Act included $2.812 billion of repayments and/or prepayments of prior obligations as follows: (1) $1.415 billion for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions (includes $200 million pre-payment from a special fund); (2) $472 million for early retirement of the Economic Recovery Bonds under Proposition 58; (3) $296 million to repay/prepay non-Proposition 98 mandates; (4) $347 million to repay/prepay loans from special funds; (5) $150 million to prepay Proposition 98 Settle-Up (reflected in prior year and does not affect 2006-07 operating deficit); (6) $100 million to prepay flood control subventions; and (7) $32 million set aside to pay debt service on general obligation bonds in fiscal year 2007-08.

     2. Reduction of the operating deficit - The 2006 Budget Act projected that after adjusting for repayments or prepayments of prior obligations and one-time investments, the net operating deficit would be $3.3 billion.

     3. Proposition 98 - The 2006 Budget Act included Proposition 98 General Fund expenditures at $41.3 billion, which was an increase of $2.9 billion, or
7.5 percent, compared to the revised 2005-06 estimate. When property taxes were taken into account, the total Proposition 98 guarantee was $55.1 billion, which was an increase of $3.1 billion, or 5.9 percent.

     4. K-12 Education - The 2006 Budget Act included $67.1 billion in spending from all funds on K-12 education, an increase of $2.9 billion from the revised 2005-06 estimate. General Fund expenditures were set at $40.5 billion (including funds provided for prior year settle-up obligations), an increase of $2.7 billion, or 7 percent. Total per-pupil expenditures from all fund sources was projected to be $11,264, an increase of $516, or 4.8 percent from the revised 2005-06 level.

     5. Higher Education - The 2006 Budget Act included General Fund expenditures at $11.4 billion, an increase of $973 million, or 9.4 percent. The 2006 Budget Act included additional funding of $75 million for UC and $54.4 million for CSU so that student fees in 2006-07 remained at 2005-06 levels.

     6. Health and Human Services - The 2006 Budget Act included $29.3 billion General Fund to be spent on Health and Human Services programs, which was an increase of $2.5 billion, or 8.7 percent, from the revised 2005-06 estimate. This increase was primarily due to caseload, population, and other workload increases as well as a one-time investment of $214 million ($180 million General
Fund) on health care surge capacity needs.

     7. Transportation Funding - The 2006 Budget Act included $1.42 billion to fully fund Proposition 42 in 2006-07 and $1.415 billion, including interest, for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions ($200 million to be repaid from a special fund).

     8. Budget Stabilization Account - The 2006 Budget Act fully funded the transfer of $944 million to the Budget Stabilization Account ("BSA"), pursuant to Proposition 58. Half of this amount, or $472 million, remained in the BSA as a reserve. The other half was transferred for the purpose of early retirement of Economic Recovery Bonds. These transfers took place in September, 2006.

     2007-08 Fiscal Year Budget

The 2007 Budget Act was adopted by the Legislature on August 21, 2007, along with a number of implementing measures, and signed by the Governor on August 24, 2007. In approving the budget the Governor vetoed $943 million in appropriations from the General Fund, special funds, and bond funds (including $703 million in General Fund appropriations).

The 2007 Budget Act signed by Governor Schwarzenegger included the largest reserve of any budget act in the state's history, a total of $4.1 billion. The reserve was made so large because the 2007 Budget Act contained a number of risks. By the time of the 2008-09 Governor's Budget, released on January 10, 2008, it had become clear that many of these risks had in fact occurred, and that even the planned reserve would not be enough to keep the budget in balance through June 30, 2008. Accordingly, the Governor called a special session of the Legislature which took a series of actions to close the budget gap, and the Governor took certain additional actions not requiring legislative action. The impact of these risks on the 2007 Budget Act is discussed in the individual budget items listed below, and in the caption "Additional Developments."

Under the 2007 Budget Act, General Fund revenues and transfers were projected to increase 6.0 percent, from $95.5 billion in fiscal year 2006-07 to $101.2 billion in fiscal year 2007-08. The 2007 Budget Act contained General Fund appropriations of $102.3 billion, compared to $101.7 billion in 2006-07. The June 30, 2008 total reserve was projected to be $4.1 billion.

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The 2007 Budget Act contained the following major General Fund components:

     1. Maximizing the Value of the State's Student Loan Guarantee Function - The 2007 Budget Act assumed the sale of, or other contractual arrangement for the operation of, California's student loan guarantee function, generating $1 billion in one-time revenue. The state's student loan guarantee function is operated through a contract between the California Student Aid Commission ("CSAC") and EdFund, a nonprofit public benefit corporation established by CSAC. EdFund, the second largest guaranty operator in the nation, services student loans for students attending schools in California and throughout the nation. Over half of all loans serviced by EdFund are held by non-California students. This proposal would not adversely affect students' access to loans or the interest rates students pay for loans (which are set by the federal government). Neither CSAC nor EdFund sets loan interest rates or charges students fees. The 2007 Budget Act estimate was reduced to $500 million in the 2008-09 Governor's Budget, and by the time of the 2008-09 May Revision, it was projected that the sale would not occur until the 2009-10 fiscal year, in part due to changes in the student lending industry and tightening of credit markets.

     2. Repayments and prepayments of prior obligations - The 2007 Budget Act included $1 billion in prepayments of the ERBs from moneys transferred to the BSA, and $5 million of other budgetary debt repayments. This brings the total set aside to repay the ERBs to $6.8 billion in four years since the initial bonds were issued.

     3. Budget Stabilization Account - The 2007 Budget Act fully funded the transfer of $2.045 billion to the BSA, the full amount pursuant to Proposition
58. Half of this amount, or $1.023 billion is reported as a reduction of revenues. The other half was transferred for the purpose of early retirement of ERBs.

     4. Proposition 98 - The 2007 Budget Act included Proposition 98 expenditures from the General Fund of $41.5 billion, which was an increase of $712 million, or 1.7 percent, compared to the revised 2006-07 estimate. When property taxes are taken into account, the total Proposition 98 Guarantee was $57.1 billion, which was an increase of $2.2 billion, or 3.9 percent. The 2007 Budget Act also continued to include $426 million above the 2006-07 Proposition 98 Guarantee level to implement Proposition 49.

     5. K-12 Education - The 2007 Budget Act included $66.8 billion ($41.4 billion General Fund and $25.4 billion other funds) for K-12 education programs in 2007-08. This reflected an increase of $3.5 billion ($1.6 billion General Fund and $1.9 billion other funds). Total per-pupil expenditures were projected to increase by $378 to $11,541 in 2007-08, which included funds for prior year settle-up obligations. The Legislature adopted legislation during the fiscal emergency special session that reduced 2007-08 Proposition 98 appropriations by $506.8 million; however, $295.4 million was offset by reappropriating prior year Proposition 98 savings. The remaining $211.4 million reduction eliminated appropriations from programs that encountered implementation delays or were not going to utilize the funding.

     6. Higher Education - The 2007 Budget Act reflected total funding of $19.7 billion, including $14 billion General Fund and Proposition 98 sources for all major segments of higher education (excluding infrastructure and stem cell research), which reflected an increase of $1.1 billion ($853 million General Fund and Proposition 98 sources) above the revised 2006-07 level. This included funding for the compacts signed in 2004 with the University of California and the California State University.

     7. Health and Human Services - The 2007 Budget Act included $29.7 billion General Fund for Health and Human Services programs, which was an increase of $301 million from the revised 2006-07 estimate. Total funding from all state funds for Health and Human Services programs was $38.0 billion, which was an increase of $1.6 billion from the revised 2006-07 estimate.

     8. Transportation Funding - The 2007 Budget Act included $1.48 billion to fully fund Proposition 42 in 2007-08. Proposition 1A was passed in November, 2006 and provides for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A, the 2007 Budget Act repaid $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Because the issuance of tribal gaming bonds continues to be delayed, the 2007 Budget Act also provided for the use of $100 million in tribal gaming compact revenues that will be received in 2006-07, 2007-08, and any future years until the bonds are sold, to repay past loans made from the State Highway Account, the Traffic Congestion Relief Fund, and the Public Transportation Account ("PTA"). Proposition 1B was also passed in November, 2006, providing $19.925 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The 2007 Budget Act provides a total of $4.2 billion in Proposition 1B funding.

On September 6, 2007, the California Transit Association filed a lawsuit with the Superior Court of Sacramento seeking an injunction to prohibit the use of $1.188 billion in 2007-08 vehicle fuel tax revenues for a number of public transit related programs provided in the 2007 Budget Act and related legislation. The suit also seeks to prohibit similar uses of lesser amounts of these funds in future years. The 2007 Budget Act uses funding that otherwise would have been transferred to the PTA or used to fund other transit-related costs that had been funded from the General Fund in prior years, including $948 million for payment of debt service on transportation bonds and $228 million for transportation services provided to public school students and Developmental Services Regional Center clients. If successful, the lawsuit would result in more funds being available in the PTA, but would not result in additional expenditure authority for public transportation programs in the current year due to an appropriations cap. In March, 2008, a Superior Court judge issued a ruling which upheld the use of $779 million of the challenged funds, but determined that use of $409 million to reimburse the General Fund for prior years' debt service costs was unlawful. Subsequent to a tentative decision issued by the judge on January 29, 2008, the Legislature passed emergency legislation which added $409 million from the PTA for use in funding transportation services for public school students. The Court's ruling specifically found use of the PTA for such purpose to be lawful. The plaintiffs and the state have both appealed the trial court's ruling.

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     9. Lease of State Lottery - In the 2007-08 May Revision, the Governor
proposed an examination of the potential benefits which could be derived from a lease of the State Lottery to private operators. The Governor indicated the belief that if private operators could substantially improve the returns from the Lottery - which currently operates below the national average in per capita receipts - the State may be able to realize substantial new income while still providing a guaranteed payment to schools. The Governor did not include any specific proposal in the 2007-08 May Revision, and the 2007 Budget Act did not include any increased revenue estimate based on such a transaction. However, a proposal to securitize Lottery revenues is included in the 2008-09 May Revision, as part of the proposed 2008-09 budget.

     10. Revenue Actions - The 2007 Budget Act included several revenue proposals that were in the 2007-08 Governor's Budget. The most significant changes included the repeal of the teacher tax credit, resulting in an estimated revenue gain of $170 million in 2007-08, and additional efforts to reduce the "tax gap," which tax professionals define as the difference between what taxpayers should pay and what is actually paid, which is estimated to result in $77.5 million in additional personal income tax and corporation tax revenues in 2007-08.

     Additional Developments

For budget year 2007-08, the state faced a number of issues and risks which have an impact on the General Fund, and which reduced the budget reserves included in the 2007 Budget Act (originally $4.1 billion). In addition to certain developments listed in the individual budget items above, the following developments have occurred since enactment of the 2007 Budget Act.

     1. Deterioration of revenues below 2007-08 May Revision estimates, primarily as a result of weaker economic conditions in the state. The 2008-09 Governor's Budget projected a reduction in the three major sources of General Fund tax revenues (personal income, sales and use, and corporate income) of $4.1 billion compared to the earlier estimate. The 2008-09 May Revision reported that these tax revenues would be slightly higher than the January estimate, with stronger receipts in personal income taxes offsetting weaker receipts in sales and corporation taxes.

     2. Payment from budget reserves of $500 million as a result of an adverse court ruling in August, 2007 in a case involving delayed payments to the State Teachers' Retirement Fund. The courts have determined that interest on this amount is due at the rate of 10 percent for pre-judgment interest and 7 percent for post-judgment interest. The State expects to ultimately pay about $228 million in interest, in four annual installments beginning in 2009-10.

     3. Additional Proposition 98 spending because the State Controller's Office's initial property tax audit report, which is under review, indicates the property tax revenues reported by the schools is generally accurate, and does not support the assumptions in the 2007 Budget Act about property tax growth.

     4. Potential impact on the General Fund reserve from the lawsuit challenging use of funds in the Public Transportation Account. See "Transportation Funding" above. The Administration believes legislative action in the fiscal emergency special session addressed the Superior Court's objections to a portion of the original 2007 Budget Act actions. However, the case has been appealed.

As noted above, revenues for 2007-08 are estimated to be $4.2 billion below estimates, and expenditures are estimated to be about $1.1 billion over the original budget. To respond to these challenges, the Governor authorized the sale of $3.3 billion of Economic Recovery Bonds, the remaining balance of deficit financing bonds approved by the voters in 2004. This sale was completed in February, 2008. In addition, the Governor has increased General Fund resources by permanently transferring back $1.5 billion from the BSA "rainy day" reserve. The Governor also called a special session of the Legislature to make immediate spending cuts. Legislation approved in mid-February, 2008 contained about $1.45 billion of budget solutions for 2007-08, and $2.7 billion of solutions for 2008-09.

     Proposed 2008-09 Budget

On January 10, 2008, the Governor released his proposal for the 2008-09 fiscal year budget, including updated revenue and expenditure projections for 2007-08. In light of the weakened economy, the Governor projected that, absent corrective actions, the State would face a $14.5 billion deficit by June 30, 2009. As described in the last paragraph above under "Additional Developments," the Governor and Legislature have taken a number of steps to address the shortfall.

On May 14, 2008, the Governor released the May Revision to the 2008-09 Budget ("May Revision"). The Governor disclosed additional projected shortfall in revenues resulting from the weakening state economy. General Fund revenues and transfers for fiscal year 2008-09 are projected at $103.0 billion, an increase of $1.8 billion or 1.8 percent compared with revised estimates for fiscal year 2007-08. The 2008-09 May Revision, among other assumptions, reflects $5.1 billion in revenues that will be transferred from the proposed Revenue Stabilization Fund, as discussed in the first two paragraphs below. General Fund expenditures for fiscal year 2008-09 are projected at $101.8 billion, a decrease of $1.7 billion, or 1.6 percent, compared with the revised estimates for 2007-08. The Governor projects an ending reserve balance at June 30, 2009 of $2.0 billion

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

The 2008-09 May Revision has the following major General Fund components:

     1. Budget Reform - In January, the 2008-09 Governor's Budget proposed to establish the Budget Stabilization Act to address the problem of volatile revenues and over-spending in the state budget process, and the creation of the Revenue Stabilization Fund ("RSF") where revenues above a reasonable, long-term average rate of growth will be deposited. The 2008-09 May Revision proposes to capitalize the RSF in 2008-09 and thus provide $5.1 billion to the General Fund (see next paragraph). The 2008-09 May Revision also proposes a fail-safe mechanism to ensure that the RSF has a sufficient balance to transfer $5.1 billion to the General Fund in 2008-09 in the event that the proposed securitization of future revenues from the State Lottery cannot be implemented on a timely basis, as discussed in the next paragraph. If the RSF balance is insufficient to transfer the $5.1 billion to the General Fund, a temporary one-cent ($.01) sales tax increase will be triggered. The triggered increase would remain in effect until the RSF has reached the targeted fund balance of 15% of General Fund tax revenues or until June 30, 2011, whichever occurs first. After this temporary mechanism is no longer in effect, the amount of revenues collected under the temporary mechanism will be returned to Californians in the form of tax rebates, invested in one-time infrastructure projects, or used to pay off debt.

     2. Modernization of the California Lottery - The 2008-09 May Revision proposes to maximize the return on the state's lottery by providing operational flexibility similar to lotteries in most other states. The May Revision is proposing to securitize future revenues resulting from the improved performance of the lottery to fund the RSF. The Administration anticipates $5.1 billion in bond revenues for the state budget in 2008-09 alone.

     3. Budget Balancing Reductions - The 2008-09 May Revision continues to propose budget-balancing reductions of $8.0 billion in 2008-09 to close the remaining $17.2 billion budget gap. The proposal for 10 percent across-the-board reductions applies to all General Fund departments and programs, Boards, Commissions, and elected offices including the legislative and judicial branches except where such a reduction is in conflict with the state constitution or impractical.

     4. Cash Flow Management - The 2008-09 Governor's Budget reported that deterioration of the budget reserve in the current year resulted in a projected cash shortage in July and August, 2008. In order to manage cash flow for current and budget years and ensure timely payments of the state's debts, the 2008-09 Governor's Budget proposed a number of cash management solutions. These included selling $3.313 billion of ERBs, which occurred on February 14, 2008, to help current year cash flow and, among other solutions, delaying disbursement of deferred apportionments for K-12 schools and community colleges to achieve $1.3 billion of savings. The fiscal emergency special session of the Legislature adopted most of the Governor's proposed cash management solutions, totaling $8.6 billion ($4.3 billion in 2007-08 and $4.3 billion in 2008-09), which included delays in making certain payments in the start of the 2008-09 fiscal year. The 2008-09 May Revision proposes to improve the state's cash management to smooth out General Fund disbursements throughout the fiscal year to better align receipts and disbursements. The proposal will reduce the state's reliance on external cash flow borrowing. There is potential that the state will need to issue a cash flow borrowing instrument earlier than usual, due to the lack of a healthy beginning General Fund cash balance and a projected significant amount of carryover cumulative loan balance from 2007-08 into 2008-09.

     5. Proposition 98 - The Proposition 98 Guarantee for 2008-09 is projected to grow to $56.8 billion, of which $41.4 billion would be from the General Fund. The 2008-09 May Revision restores $1.8 billion General Fund and fully funds the Proposition 98 Minimum Guarantee. However, there would be no cost of living adjustment.

     6. K-12 Education - The 2008-09 May Revision projects total revenues for K-12 education programs to be $71 billion ($41.7 billion General Fund and $29.3 billion other funds) in 2008-09. This reflects an increase of $1.5 billion ($1.7 billion General Fund) over the 2008-09 Governor's Budget. Total per-pupil expenditures are projected to be $12,000 in 2008-09, including funds provided for prior year settle-up obligations.

     7. Higher Education - The 2008-09 May Revision reflects a total funding of $20.6 billion, including $13.8 billion General Fund and Proposition 98 sources for all major segments of Higher Education (excluding infrastructure and stem cell research) after budget-balancing reductions and other policy reductions. This reflects an increase of $565.6 million (including $14.2 million General Fund and Proposition 98 sources) above the revised 2007-08 level.


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

     8. Health and Human Services - The 2008-09 May Revision includes $29.8 billion General Fund for Health and Human Services Programs, which is an increase of $74 million from the revised 2007-08 estimate. Total funding from all state funds for Health and Human Services programs is $38.1 billion. Overall, there would be substantial cuts in these programs to help balance the budget.

     9. Transportation Funding - The 2008-09 May Revision includes $1.43 billion to fully fund Proposition 42 in 2008-09. Proposition 1A was passed in November, 2006 and provides for the repayment of any remaining Proposition 42 debt by the year 2015-16. Pursuant to Proposition 1A, the 2008-09 May Revision repays $83 million from the 2003-04 and 2004-05 Proposition 42 suspensions. Because the issuance of tribal gaming bonds continues to be delayed, the Governor's Budget proposes to use the $100 million in tribal gaming compact revenues that will be received in 2007-08 and 2008-09 until the bonds are sold, to repay past loans made from the State Highway Account, the Traffic Congestion Relief Fund, and the Public Transportation Account ("PTA"). Proposition 1B was also passed in November, 2006, providing $19.9 billion in bonding authority for a total of 16 programs intended to address a broad range of transportation priorities including rehabilitation and expansion of highways, transit and transit security, port security, and air quality. The authority for the use of any bond funds must be provided for in the Budget Act. The 2008-09 May Revision proposes to appropriate $4.4 billion in Proposition 1B funding. The 2008-09 May Revision also proposes $828 million in General Fund relief from sales tax revenues, including revenues from the "spillover." Of this amount, $593 million will be redirected from local transit grants through the State Transit Assistance program to fund Home-to-School Transportation out of the Public Transportation Account instead of the General Fund. Additionally, the remaining $235 million will be redirected from both local transit grants and state capital projects to reimburse the General Fund for debt service payments made on transportation bonds in past years.

     10. Budget Stabilization Account - Under normal circumstances, the State of California would set aside $1.509 billion for fiscal year 2008-09 in the BSA for rainy day purposes. Given the remaining $17.2 billion budget deficit, the 2008-09 May Revision continues to propose to suspend this transfer to the BSA for the 2008-09 fiscal year. On May 28, 2008, the Governor issued an Executive Order which officially suspends the BSA transfer for 2008-09.

Strategic Growth Plan

In January 2006, the Governor proposed a comprehensive Strategic Growth Plan, which was to be the first installment of a 20-year investment in the state's infrastructure in the following five areas: transportation and air quality, education, flood control and water supply, public safety, and court and other public service infrastructure. Specifically, the plan laid out more than $222 billion in infrastructure investments over the first ten years, of which $68 billion would be financed with General Obligation (GO) Bonds, and the remainder would come from a mixture of existing and new funding sources.

In May 2006, the Legislature adopted a package of bills providing part of the infrastructure financing plan requested by the Governor. The main components of this package included four proposed bond measures on the November, 2006 ballot, containing the following elements: (i) $19.9 billion for transportation, air quality, port security and related projects; (ii) $10.4 billion for K-12 school construction and rehabilitation and higher education facilities; (iii) $4.1 billion for levee repair, flood control and related projects, and (iv) $2.9 billion for various housing programs. In addition, there was a constitutional amendment on the ballot to limit future diversions of sales taxes on gasoline from transportation purposes (Proposition 42). All five of these measures were approved by the voters at the November 7, 2006 election, at which time the Governor was also re-elected to a second term in office.

In the 2007-08 Governor's Budget, the Governor proposed a continuation of the Strategic Growth Plan to address needs which were not included in the 2006 bond package. A portion of this program was approved in May, 2007, with approval of $7.4 billion of lease-purchase bonds to address the need for additional correctional facilities, including state and county incarceration facilities and re-entry housing. In the 2008-09 Governor's Budget, the Governor repeated his proposal for additional bond funding totaling over $38 billion for water supply and management, schools and universities, and new court houses, to be presented to the voters in 2008 and 2010. At present, the court house financing proposal is proceeding as a lease-revenue bond authorization. In addition, the State is seeking a method to finance $7 billion of capital improvements for prison health care, as required by a federal court Receiver.

Cash Flow Requirements

The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes ("RANs"), which fund annual cash flow requirements and are repaid within the same fiscal year, and revenue anticipation warrants ("RAWs") which are issued only when it is necessary to bridge a budgetary deficit over the end of a fiscal year. The State's ongoing revenue shortfalls and budget deficits incurred in the years between 2001 and 2004, along with certain unique factors associated with the State's energy crisis in 2001, placed severe pressure on the State's cash resources, and required an unprecedented amount of short-term cash flow borrowing.

The State sold a record $12.5 billion of RANs in October 2002, due in June 2003, to cover its cash flow needs. By mid-winter 2003 it became evident that the State would have a cash shortfall by the end of June 2003, when the $12.5 billion RANs came due. Accordingly, the State issued $11 billion of RAWs, also a record, on June 18, 2003 to pay the RANs and other obligations coming due in June 2003, and to cover cash flow requirements through late August. To sell these RAWs, the State was required to obtain credit support from a group of financial institutions. The State issued $3 billion of RANs in October 2003 to fund the remainder of its cash management needs for the 2003-04 fiscal year. For the first time, the entire State RAN issue was supported by external bank credit.

All of the RAWs and RANs due in June 2004 were paid, from a combination of available revenues and proceeds from the sale of deficit financing bonds approved by the voters in March 2004 ("economic recovery bonds"), supported by a special 1 /4 cent statewide sales tax. The State's improving revenue and cash position (aided significantly by the infusion of $11.25 billion in proceeds from economic recovery bonds) allowed the State to reduce its annual RAN borrowings through 2006-07, when it issued only $1.5 billion. The State issued $7 billion of RANs for 2007-08, all of which will be repaid on June 30, 2008.

The current budget challenges in early 2008 have led the Governor to shore up cash resources by issuing the remainder of the authorized economic recovery bonds, which generated about $3.3 billion of new cash for the General Fund in February, 2008. The Governor requested, and the Legislature approved, legislation to permit delay of payments by the General Fund for a number of programs, including payments to schools and other government agencies, during the first two months of fiscal year 2008-09, in order to conserve cash until the annual RAN issue can be sold. In the May Revision, the Governor has proposed further adjustments to the timing of state payments in order to reduce cash flow borrowing in 2008-09 by about $3.6 billion. The State face the need to do a cash flow borrowing of about $10 billion early in 2008-09 (assuming the cash management deferral proposals are approved), in August or September 2008, whether or not a budget has been enacted, and the state may have to continue to rely on access to public capital markets to maintain adequate cash flow to pay its obligations.

Bond Ratings

The ratings on California's long-term general obligation bonds were as high as "AA" from Standard & Poor's, "Aa2" from Moody's and "AA" from Fitch in 2000. Starting in December 2002, as the State's budget and cash condition worsened, all three rating agencies reduced the ratings of California's general obligation bonds to the "BBB" level. With improved economic conditions and fiscal results, and issuance of economic recovery bonds to reduce cash flow risks, the State's ratings have been raised and as of June 1, 2008, were Standard & Poor's "A+," Fitch "A+" and Moody's "A1." However, Fitch has placed the State's ratings on negative watch. The economic recovery bonds bear higher ratings, in the "AA-" range, because of the additional pledge of a dedicated stream of sales tax revenues.

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

There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers

Other Issuers of California Debt Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. The enactment of Proposition 1A in November 2004 will substantially change the ability of the State to use local government taxing sources to aid the State budget. See "Recent Financials Results--State-local Fiscal Relations" above.

In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). In recent years, the State has provided over $350 million to support local law enforcement costs.

To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs.

Local governments are facing substantial increases in future pension liabilities and health care costs for retirees, and increases in current contribution rates, as a result of (a) generous new retirements benefits granted to employees during recent economic boom times, and (b) reduced earnings resulting from the stock market declines during the 2000-2003 period.

Assessment Bonds. California Debt Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations

The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on securities held in the California Municipal Fund, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such securities.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in the California Municipal Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

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SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS

The following section provides only a summary of the complex factors affecting the financial situation in the State of New York (as used in this section, the "State") and is not intended to be a complete description. It is primarily derived from the Annual Information Statement of the State of New York and updates and supplements thereto (collectively, the "AIS") that were available prior to the date of this SAI. The accuracy and completeness of the information contained in the AIS have not been independently verified. The information provided below is subject to change without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State since the date hereof.

FINANCIAL DISCLOSURE FOR THE STATE OF NEW YORK

The State of New York's most recently completed fiscal year began on April 1, 2007 and ended on March 31, 2008. The State enacted the budget for the fiscal year which began on April 1, 2008 and ends on March 31, 2009 on April 9, 2008 (the "Enacted Budget"). The disclosure below is based on the AIS of the State which was released on May 12, 2008 and an update to it which was released on May 28, 2008. The AIS is prepared by the Department of Budget ("DOB") and is available at: www.budget.state.ny.us. The State's audited financial statements for the fiscal year ended March 31, 2008 were released on July 27, 2007. The audited financial statements are prepared by the Office of the State Comptroller ("OSC") and are available at: www.osc.state.ny.us.

SPECIAL CONSIDERATIONS

Many complex political, social, and economic forces influence the State's economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. Financial markets, which are pivotal to the economy of downstate New York, are particularly difficult to forecast. The Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity. In any year, the Financial Plan is subject to risks that, if they were to materialize, could affect operating results. The most significant current risks include the following:

RISKS TO THE U.S. ECONOMIC FORECAST. DOB expects the current recession to be relatively mild, though there are a number of risks to the forecast. The disruption to financial markets caused by sub-prime-related debt could be much worse than anticipated, further delaying the recovery of the financial sector. The downturn in both the residential and commercial real estate markets could be deeper and last longer than anticipated. In addition, volatile food and energy prices could push inflation even higher than projected, tying the Federal Reserve's hands and effectively placing a tax on households, causing household spending to slow even further than expected. The global economy could slow further than anticipated in response to the U.S. downturn, depressing demand for U.S. exports and putting additional downward pressure on corporate earnings. Slower corporate earnings growth than expected could further depress equity markets, delaying their recovery and that of Wall Street. On the other hand, lower energy prices or stronger global growth than anticipated could result in stronger economic growth than is reflected in the forecast.

RISKS TO THE NEW YORK FORECAST. All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, financial market uncertainty poses a particularly large degree of risk for New York. New York's tax revenues are more reliant on the financial sector of the economy than are other states and other regions of the nation. The full extent of the losses associated with sub-prime debt still remains to be seen. Higher losses than anticipated could result in a further delay in the recovery of Wall Street profits and bonuses. A more severe national recession than expected could prolong the State's downturn, producing weaker employment and wage growth than projected. Should core inflation significantly accelerate, the Federal Reserve may feel compelled to reverse course and raise rates, which traditionally has adverse effects on the State economy. Moreover, weaker equity and real estate activity than anticipated could negatively affect household spending and taxable capital gains realizations. These effects could ripple through the economy, further depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

LABOR CONTRACTS/SALARY INCREASES. The State has reached labor settlements with four labor unions: CSEA; PEF; UUP; and District Council 37, and extended comparable changes in pay and benefits to M/C employees. Under terms of the four-year contracts, which run from April 2, 2007 through April 1, 2011 (July 2, 2007 through July 1, 2011 for UUP), employees will receive pay increases of 3 percent annually in 2007-08, 2008-09, and 2009-10 and 4 percent in 2010-11.

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The State's Financial Plan funds the costs of current contracts in 2008-09 through the use of $620 million of the $1.1 billion in existing reserves available at the start of the fiscal year for this purpose. DOB estimates the General Fund costs of the agreements at $620 million in 2008-09, $775 million in 2009-10, and $1.2 billion in both 2010-11 and 2011-12. The current Financial Plan includes these costs.

The unions representing uniformed officers (e.g., Police Benevolent Association, New York State Correctional Officers and Police Benevolent Association), the union representing graduate students (Graduate Student Employees Union), and City University of New York (CUNY) employees have not reached settlements at this time. DOB estimates that if all remaining unsettled unions were to agree to the same terms that have been ratified by CSEA, it would result in added costs of $200 million in 2008-09, $185 million in 2009-10, and $264 million in both 2010-11 and 2011-12.

SCHOOL SUPPORTIVE HEALTH SERVICES. The Office of the Inspector General ("OIG") of the United States Department of Health and Human Services is conducting six audits of aspects of New York State's School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. As of the date of the AIS, OIG had issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services ("CMS") disallow $722 million in claims. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn.

While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits. Since the State has continued to reimburse school districts for certain costs, these Federal deferrals are projected to drive additional spending that has been reflected in the State's Financial Plan.

PROPOSED FEDERAL RULE ON MEDICAID FUNDING. On May 25, 2007, CMS issued a final rule that, if implemented, would significantly curtail Federal Medicaid funding to public hospitals (including New York City's Health and Hospital Corporation ("HHC")) and institutions and programs operated by the State. It is estimated the rule could result in the loss of $350 million annually in Federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System.

On May 23, 2007, CMS issued another proposed rule that would eliminate Medicaid funding for graduate medical education ("GME"). The proposed rule clarifies that costs and payments associated with GME programs are not expenditures of Medicaid for which Federal reimbursement is available. This rule could result in a Financial Plan impact of up to $600 million since the State would be legally obligated to pay the lost non-Federal share.

The states affected by these regulations are challenging such adoption on the basis that CMS is overstepping its authority and ignoring the intent of Congress. As a result, Congress passed a one-year moratorium barring implementation of these proposed rule changes. The moratorium was set to expire on May 29, 2008. On May 21, 2008, the Bush Administration announced that it would voluntarily extend the moratorium until August 1, 2008. The State continues to lobby Congress for an extension of the moratorium or modification of the proposed regulations.

VARIABLE RATE DEBT. In recent months, the market for municipal auction rate securities and certain variable rate demand bonds has been disrupted by, among other things, credit rating downgrades to certain municipal bond insurers, investor concerns over liquidity and the level of participation of investment banks in the operation of the market. The disruption has not had a material impact on State debt service costs. The State is substantially reducing its exposure to auction rate securities and to variable-rate demand bonds that carry insurance from bond insurers that have been subject to credit rating downgrades. DOB expects the adjustments to its variable rate portfolio will be completed by the end of the first quarter of fiscal year 2008-09.

Litigation. Adverse developments in existing litigation, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2008-09 Financial Plan.

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STATE ECONOMY

New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Manufacturing and construction account for smaller shares of employment for the State than for the nation, while service industries account for a larger share. The financial activities sector share of total wages is particularly large for the State relative to the nation. Thus, the State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

Financial markets posted a particularly strong performance during the first half of 2007, and strong global growth combined with a weakened U.S. dollar to stimulate strong tourism activity and cross-border trade. Consequently, it is likely that the New York State economy entered 2008 with slightly stronger employment growth than anticipated in the 21-Day forecast. But the State economy has not been immune to the effects of the national recession, though it is likely that the State's own downturn will occur with a lag. And with credit markets representing one of the epicenters of the current economic contraction, the State economy stands to suffer a sizable impact. The volume of write-downs of bad debt related to sub-prime mortgage-backed assets continues to accumulate and appears to be having a more longer-lasting impact on finance and insurance sector profits. As a result, DOB has revised projected State wage growth down to
2.7 percent for 2008, followed by slower growth of 2.4 percent for 2009. Growth in State private sector employment is now projected to slow to 0.2 percent for 2008, followed by growth of 0.1 percent for 2009.

STATE BUDGET

The Legislature completed action on the State Budget for the 2008-09 fiscal year on April 9, 2008, nine days after the start of the State fiscal year (interim appropriations were enacted for the period from April 1 to April 8 to meet contractual and other obligations until final enactment of the State Budget). Consistent with past practice, the Legislature enacted all debt service appropriations without amendment before the start of the fiscal year (on March 12, 2008). The State Constitution requires the Governor to submit an Executive Budget that is balanced on a cash basis in the General Fund--the Fund that receives the majority of State taxes, and all income not earmarked for a particular program or activity. Since this is the fund that is statutorily required to be balanced, the focus of the State's budget discussion is often weighted toward the General Fund.

The State also reports spending and revenue activity by two other broad measures: State Funds, which includes the General Fund and funds specified for dedicated purposes, but excludes Federal Funds; and All Governmental Funds (or "All Funds"), which includes both State and Federal Funds and provides the most comprehensive view of the financial operations of the State.

In recent years, the State has financed 35 percent of its operations outside of the General Fund. Historically, the State has financed an increasing share of its operations outside of the General Fund. Major programmatic changes that have increased activity outside the General Fund include the financing of certain Medicaid and other health care costs under the Health Care Reform Act ("HCRA") and the creation of the STAR real estate tax program that is funded by directing personal income tax receipts to a special revenue fund.

The State Financial Plan sets forth projections of State receipts and disbursements in the governmental fund types for each fiscal year and is prepared by the Director of the DOB, based initially upon the recommendations contained in the Executive Budget. After the budget is enacted, the State Financial Plan is adjusted to reflect revenue measures, appropriation bills and certain related bills enacted by the Legislature. It serves as the basis for the administration of the State's finances by the DOB.

FISCAL YEAR 2008-09 ENACTED BUDGET - CASH-BASIS FINANCIAL PLAN OVERVIEW

The Enacted Budget Financial Plan for 2008-09 is balanced on a cash basis in the General Fund, based on DOB's current estimates. General Fund spending, including transfers to other funds, is projected to total $56.4 billion in 2008-09, an increase of $3.0 billion over 2007-08 results. State Operating Funds spending, which includes the General Fund, State-financed special revenue funds, and debt service, is projected to increase by

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$3.9 billion and total $80.9 billion in 2008-09. All Funds spending, the broadest measure of spending that includes State Operating Funds, capital spending, and Federal grants, is projected to total $121.6 billion in 2008-09, an increase of $5.6 billion. The PEF labor settlement (and an adjustment to other funds to reflect unallocated costs for unions that had settled in 2007-08) added $362 million to the 2008-09 spending estimate for State Operating Funds and All Funds ($254 million to the General Fund).

The Enacted Budget Financial Plan projects that the General Fund will end the 2008-09 fiscal year with a balance of $2.0 billion. This is a decrease of $723 million from 2007-08. The $1.2 billion of undesignated reserves includes a balance of $1 billion in the Tax Stabilization Reserve, $175 million in the new Rainy Day Reserve, and $21 million in the Contingency Reserve Fund for litigation risks.

DOB projects that the Enacted Budget Financial Plan is balanced in the General Fund in 2008-09, and projects out-year budget gaps of $5.0 billion in 2009-10, $7.7 billion in 2010-11, and $8.8 billion in 2011-12.

In January 2007, the State created a new statutory Rainy Day Reserve that has an authorized balance of 3 percent of General Fund spending. The new Rainy Day Reserve may be used to respond to an economic downturn or catastrophic event. The State made its first deposit of $175 million in 2007-08. The Tax Stabilization Reserve has an authorized balance of 2 percent and can be used only to cover unforeseen year-end deficits.

The State projects that General Fund reserves will total $2.0 billion at the end of 2008-09, with $1.2 billion in undesignated reserves available to deal with unforeseen contingencies and $804 million designated for subsequent use.

The $1.2 billion of undesignated reserves includes a balance of $1 billion in the Tax Stabilization Reserve, $175 million in the new Rainy Day Reserve, and $21 million in the Contingency Reserve Fund for litigation risks.

The designated reserves consist of $445 million set aside for labor settlements (after the use of $620 million for existing settlements in 2008-09), $237 million in the Community Projects Fund to finance existing "member-item" initiatives, and $122 million set aside for the debt management purposes.

RECEIPTS. All Funds receipts are projected to total $119.9 billion, an increase of $4.5 billion over 2007-08 results. The total comprises tax receipts ($63.9 billion), Federal grants ($36.0 billion) and miscellaneous receipts ($20.1 billion). All Funds tax receipts are projected to grow by more than $3.0 billion. All Funds Federal grants are expected to increase by just over $1.0 billion, or 3.0 percent. All Funds Miscellaneous receipts are projected to increase by $444 million, or 2.3 percent. After controlling for the impact of all policy changes, base tax revenue growth is estimated to be 2.6 percent for fiscal year 2008-09. Total State Funds receipts are projected to be $83.9 billion, an increase of $3.5 billion, or 4.4 percent from 2007-08 receipts. Total General Fund receipts are projected at $55.6 billion, an increase of $2.5 billion, or 4.8 percent from 2007-08 results. General Fund tax receipt growth is projected to be 5.8 percent over 2007-08 results and General Fund miscellaneous receipts are projected to increase by $47 million.

Base growth, adjusted for law changes, in tax receipts for fiscal year 2007-08 was 6.0 percent. This was the first time in four years growth fell below 9 percent. The relatively weak growth was the result of: reductions in finance sector activities such as high-yield debt underwriting and mergers and acquisitions, which created a drag on finance sector wage growth; declining corporate and banking income in the face of the sub-prime mortgage crisis; and a much weaker residential and commercial real-estate market.

The strong economic growth, which was concentrated in downstate New York and drove receipts growth over the past several years, is expected to give way to more moderate growth over the Financial Plan forecast period. After recovering to 6.0 percent in 2009-10, base receipts growth is expected to moderate in 2010-11 and beyond. Base growth is expected to remain above 5.0 percent throughout the forecast period. Actual receipts are expected to grow more rapidly than the underlying base in 2008-09, reflecting the impact of tax actions taken with this Budget. As the table above indicates, base receipts growth closely matches expected growth in personal income over the forecast period, with the exception of 2009-10 and 2010-11 when personal income growth lags the rebound in base business receipts growth by one year.

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All Funds personal income tax receipts, which reflects the net of gross payments minus refunds, for 2008-09 are estimated at $38.1 billion, an increase of nearly $1.6 billion or 4.3 percent over the prior year. Deposits to the STAR Fund are projected to increase by $29 million (0.6 percent) reflecting the impact of base program growth offset by Enacted Budget reductions to the program. Transfers to the RBTF, which equal 25 percent of net collections, are expected to increase by the same percentage as net collections (4.3 percent) or approximately $400 million.

All Funds user taxes and fees receipts for 2008-09 are estimated to be $14.8 billion, an increase of $827 million or 5.9 percent from 2007-08. Sales tax receipts are expected to increase by $359 million from the prior year due to tax law changes (voluntary compliance, vendor registration, adjusting not-for profit tax exemption, sales tax nexus) and a base growth of 2.9 percent. Non-sales tax user taxes and fees are estimated to increase by $468 million from 2007-08 mainly due to an increase in cigarette tax and motor vehicle fee collections. The increase in cigarette tax collections is due to an increase in the cigarette tax rate from $1.50 per pack to $2.75 per pack, effective June 3, 2008, and increased enforcement efforts. The increase in motor vehicle fee collections is due to the implementation of the Western Hemisphere Travel Initiative.

All Funds business tax receipts for 2008-09 of $8.8 billion are estimated to increase by $551 million or 6.7 percent over the prior year. The estimates reflect a net increase in receipts of $664 million from enacted provisions that will close loopholes, restructure and streamline fees and minimum taxes, increase tax compliance and provide certain business tax reductions.

General Fund business tax receipts for 2008-09 of $6.6 billion are estimated to increase $541 million, or 9 percent over the prior year.

All Funds other tax receipts for 2008-09 are estimated to be nearly $2.2 billion, up $66 million or 3.2 percent from 2007-08 receipts, reflecting growth in estate tax receipts due to an anticipated increase in the number of large estate tax payments and declines in the real estate transfer tax. General Fund other tax receipts are expected to total $1.2 billion in fiscal year 2008-09, an increase of $130 million.

DISBURSEMENTS. In 2008-09, General Fund spending, including transfers to other funds, is projected to total $56.3 billion. State Operating Funds spending, which includes the General Fund, debt service, and other operating funds supported by assessments, tuition, HCRA resources and other non-Federal revenues, is projected to total $80.9 billion in 2008-09. All Funds spending is projected to total $121.6 billion in 2008-09.

In 2008-09, All Funds spending for local assistance is expected to total $86.3 billion. Total spending comprises State Aid to medical assistance providers and public health programs ($36.7 billion); State Aid to school districts, universities, and tuition assistance ($33.0 billion); temporary and disability assistance ($4.2 billion); mental hygiene programs ($3.6 billion); transportation ($3.0 billion); children and family services ($2.5 billion); and local government assistance ($1.2 billion). Other local assistance programs include criminal justice, economic development, housing, parks and recreation, and environmental quality. For 2008-09, All Funds local assistance spending is projected to total $86.3 billion, an increase of $3.2 billion (3.9 percent) over the current year.

All Funds State Operations spending, after across-the-board reductions, is projected at $18.7 billion in 2008-09, a reduction of 4% Hygiene 10% $700 million from the Executive Budget.16% Mental 25% Legislature and Judiciary Correctional Services 13% Public Health, including OMIG Executive Branch 29% Funding for the Office of the Lieutenant Governor has been eliminated. Spending finances the costs of Executive agencies ($16.8 billion) and the Legislature and Judiciary ($1.9 billion). The largest agencies include SUNY ($4.7 billion; 40,632 Full Time Equivalent Employees ("FTEs")), Correctional Services ($2.5 billion; 31,973 FTEs), Mental Hygiene ($3.0 billion; 40,754 FTEs), Public Health, including OMIG ($808 million; 6,793 FTEs), and State Police ($592 million; 5,989 FTEs). Approximately 93 percent of the State workforce is unionized.

All Funds spending on General State Charges is expected to total $5.4 billion in 2008-09, and includes health insurance spending for employees ($1.7 billion) and retirees ($1.0 billion), pensions ($1.1 billion) and Social Security ($908 million).

All Funds debt service is projected at $4.7 billion in 2008-09, of which $1.7 billion is paid from the General Fund through transfers and $3.0 billion from other State funds. Debt service is paid on revenue credits supported by dedicated taxes and fees and patient income, including Personal Income Tax Revenue bonds, Dedicated Highway and Bridge Trust Fund bonds and Mental Health facilities bonds, as well as service contract bonds that are secured mainly by the General Fund.

All Funds capital spending of $6.1 billion in 2007-08 is projected to increase to $7.1 billion in 2008-09. In fiscal year 2008-09, transportation spending, primarily for improvements and maintenance to the State's highways and bridges, continues to account for the largest share (55 percent) of this total. The balance of projected spending will support capital investments in the areas of economic development and government oversight (10 percent), education (10 percent), mental hygiene and public protection (9 percent), and parks and the environment (9 percent). The remainder of projected capital projects spending will be spread across health and social welfare, general government and other areas (7 percent).

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GAAP-BASIS FINANCIAL PLAN; GASB 45

In addition to the cash-basis Financial Plans, the General Fund and All Funds Financial Plans are prepared on a basis of GAAP in accordance with Governmental Accounting Standards Board ("GASB") regulations. DOB's GAAP projections, which are based on the accounting principles applied by the State Comptroller in the financial statements issued for 2006-07, are for informational purposes only and are not relied on for budget management or execution.

In 2008-09, the General Fund GAAP Financial Plan shows total revenues of $45.0 billion, total expenditures of $55.7 billion, and net other financing sources of $10.0 billion, resulting in an operating deficit of $1.7 billion. These changes are due primarily to the use of a portion of the prior year surplus to support 2008-09 operations, as well as economic conditions on revenue accruals.

The GAAP basis results for 2006-07 showed the State in a net positive overall asset condition of $48.9 billion. The net positive asset condition is before the State reflects the impact of GASB 45 "Accounting and Financial Reporting by Employers for Post-employment Benefits Other than Pensions." GASB 45 requires State and local governments to reflect the value of post-employment benefits, predominantly health care, for current employees and retirees beginning with the financial statements for the 2007-08 fiscal year.

The State used an independent actuarial consulting firm to calculate retiree health care liabilities. Assuming there is no pre-funding of this liability, the analysis indicates that the present value of the actuarial accrued total liability for benefits to date would be roughly $50 billion, using the level percentage of projected payroll approach under the Frozen Entry Age actuarial cost method. This is the actuarial methodology recommended to be used to implement GASB 45 by OSC. The actuarial accrued liability was calculated using a
4.155 percent annual discount rate.

The State's total unfunded liability will be disclosed in the 2007-08 basic financial statements. While the total liability is substantial, GASB rules indicate it may be amortized over a 30-year period; therefore, only the annual amortized liability above the current pay-as-you-go costs would be recognized in the financial statements. Assuming no pre-funding, the 2007-08 liability would total roughly $3.8 billion under the Frozen Entry Age actuarial cost method amortized based on a level percent of salary, or $2.7 billion above the current pay-as-you-go retiree costs. This difference between the State's pay-as-you-go costs and the actuarially determined required annual contribution under GASB 45 would reduce the State's currently positive net asset condition.

FISCAL YEAR 2007-08 CASH-BASIS RESULTS (UNAUDITED)

GENERAL FUND. The State ended 2007-08 in balance. Revenues in 2007-08 were $585 million lower than the State's initial projections while spending for the year finished at $306 million lower than expectations. The result was a $279 million decrease in cash reserves. The reserves were used to finance the costs of labor settlements ($138 million), debt management actions, including defeasing certain auction rate bonds ($128 million), and to finance discretionary grants from the Community Projects Fund ($13 million).

The General Fund ended the 2007-08 fiscal year with a balance of $2.8 billion, which included dedicated balances of $1.2 billion in the State's rainy day reserve funds that can only be used for unforeseen mid-year shortfalls (after a $175 million deposit to the new Rainy Day Reserve Fund at the close of 2007-08), the Contingency Reserve Fund ($21 million), the Community Projects Fund ($340 million) and $1.2 billion in general reserves, $122 million of which DOB expects to use for debt management.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.1 billion in 2007-08, an increase of $1.7 billion from 2006-07 results. While tax receipts decreased by $273 million, transfers increased by $1.9 billion and miscellaneous receipts increased by $191 million. The decline in tax receipts was primarily attributable to a decline in business taxes and in personal income taxes.

General Fund spending, including transfers to other funds, totaled $53.4 billion in 2007-08, an increase of $1.8 billion from 2006-07. The main sources of annual growth were School Aid, Children and Family Services, and public assistance.

STATE FUNDS. State Operating Funds receipts totaled $75.6 billion in 2006-07, an increase of $3.0 billion from the 2006-07 results. In addition to the growth in General Fund receipts described above, tax receipts to other State Operating Funds also increased. Actual State Operating Funds disbursements totaled $77.0 billion in 2007-08, an increase of $3.5 billion from the 2006-07 results. School aid, STAR, and transportation aid were the main sources of annual program growth.

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The State ended the 2007-08 fiscal year with a State Operating Funds cash balance of $6.6 billion. In addition to the $2.8 billion General Fund balance, the State's special revenue funds has a closing balance of $3.5 billion and the debt service funds had a closing balance of $285 million. The fund balance in the special revenue funds largely reflects the timing of receipts and disbursements (e.g. dedicated monies received for a specified purpose prior to disbursement). The largest fund balances are dedicated to finance the operations and activities of SUNY campuses and hospitals ($838 million) and ongoing HCRA programs ($597 million). The remaining special revenue fund balances are held in numerous funds and accounts that support a variety of programs including industry regulation, public health, and public safety. The fund balance in the debt service funds reflects the timing of bond sales.

ALL FUNDS. The State ended the 2007-08 fiscal year with an All Funds cash balance of $6.5 billion. Along with the $6.6 billion State Operating Funds balance described above, Federal operating funds had a closing balance of $359 million, offset by a negative capital project funds closing balance of $434 million. The fund balance in the Federal operating funds partly reflects the timing of receipts and disbursements (e.g. dedicated monies received for a specified purpose prior to disbursement). The negative balance in the capital projects fund results from outstanding loans from STIP used to finance capital projects costs prior to the receipt of bond proceeds.

All Funds receipts for 2007-08 totaled $115.4 billion, an increase of $3.0 billion over 2006-07 results. Moderate growth in tax collections and miscellaneous receipts were partially offset by a decline in Federal grants. All Funds disbursements for 2007-08 totaled $116.1 billion, an increase of $3.3 billion over 2006-07 results. The annual change reflects growth in School Aid, school tax relief, transportation aid and other State programs.

FISCAL YEAR 2007-08 GAAP-BASIS RESULTS

The Comptroller prepares Basic Financial Statements on a GAAP basis for governments as promulgated by GASB. The Basic Financial Statements, released in July each year, include the Statement of Net Assets and Activities, the Balance Sheet and Statement of Revenues, Expenditures and Changes in Fund Balances for the Governmental Funds, the Statements of Net Assets, Revenues, Expenses and Changes in Fund Net Assets and Cash Flows for the Enterprise Funds, the Statements of Fiduciary Net Assets and Changes in Fiduciary Net Assets and the Combining Statements of Net Assets and Activities for Discretely Presented Component Units. These statements are audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a financial overview, the Basic Financial Statements, other supplementary information which includes individual fund combining statements, and a statistical section.

The Comprehensive Annual Financial Reports, including the Basic Financial Statements, for prior fiscal years can be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 12236 or at the OSC website at www.osc.state.ny.us.

INVESTMENT OF STATE MONEY

The Comptroller is responsible for the investment of substantially all State moneys. By law, such moneys may be invested only in obligations issued or guaranteed by the Federal government or the State, obligations of certain Federal agencies that are not guaranteed by the Federal government, certain general obligations of other states, direct obligations of the State's municipalities and obligations of certain public authorities, certain short-term corporate obligations, certain bankers' acceptances, and certificates of deposit secured by legally qualified governmental securities. All securities in which the State invests moneys held by funds administered within the State Treasury must mature within twelve years of the date they are purchased. Money impounded by the Comptroller for payment of TRANs may only be invested, subject to the provisions of the State Finance Law, in (i) obligations of the Federal government, (ii) certificates of deposit secured by such obligations, or (iii) obligations of or obligations guaranteed by agencies of the Federal government as to which the payment of principal and interest is guaranteed by the Federal government.

DEBT AND OTHER FINANCING ACTIVITIES

State-related debt consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. State-supported debt is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

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GENERAL OBLIGATION BONDS. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e. borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

General obligation debt is currently authorized for transportation, environment and housing purposes. As of March 31, 2008, the total amount of general obligation debt outstanding was $3.2 billion. The Enacted Capital Plan projects that approximately $457 million in general obligation bonds will be issued in 2008-09

STATE-SUPPORTED DEBT. Long-term financing mechanisms, lease-purchase and contractual-obligation financings involve obligations of certain public authorities or municipalities where debt service is payable by the State, but which are not general obligations of the State.

Debt service payable to these public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (e.g., State personal income taxes, motor vehicle and motor fuel related-taxes, dormitory facility rentals, and patient charges). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

The Enacted Capital Plan projects that approximately $5.6 billion of bonds supported by lease-purchase or contractual obligation payments from the State will be issued in 2008-09.

LGAC. In 1990, as part of a State fiscal reform program to eliminate the need for continued short-term seasonal borrowing, legislation was enacted creating Local Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to the first 1 percent of the State sales and use tax to pay debt service on these bonds.

PERSONAL INCOME TAX REVENUE BONDS. Legislation enacted in 2001 provided for the issuance of bonds by certain public authorities the debt service on which would be paid from personal income tax ("PIT") receipts pursuant to contractual obligations with the State.

The legislation provides that 25 percent of State PIT receipts, excluding refunds owed to taxpayers, be deposited to the Revenue Bond Tax Fund ("RBTF") for purposes of making debt service payments on these bonds, with excess amounts returned to the General Fund. As of March 31, 2008, approximately $10.8 billion of State PIT Revenue Bonds were outstanding. The 2008-09 Enacted Budget projects that approximately $4.0 billion of State PIT Revenue Bonds will be issued in 2008-09.

CONTINGENT-CONTRACTUAL OBLIGATION. The State may also enter into statutorily authorized contingent contractual-obligation financings under which the State may enter into service contracts obligating it to pay debt service on bonds, subject to annual appropriation, in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available, to pay the debt service on the bonds. The State has never been required to make any payments, and does not expect to make payments, under this type of financing arrangement in the 2008-09 fiscal year.

SECURED HOSPITAL PROGRAM. Pursuant to legislation enacted in 1985, the State entered into service contracts establishing a contingent contractual-obligation whereby the State agreed to pay debt service, subject to annual appropriations, on bonds issued by certain public authorities, in the event that payments made by certain financially distressed not-for-profit hospitals under loan agreements with such public authorities and amounts available in reserve funds for such bonds are not sufficient to make such debt service payments. As of March 31, 2008, there were ten secured hospital borrowers and a total of $713 million in bonds outstanding with annual debt service payments of $65.2 million due during State fiscal year 2008-09.

TOBACCO SETTLEMENT FINANCING CORPORATION. Legislation enacted in 2003 authorized the State to securitize all of its tobacco settlement payments to the Tobacco Settlement Financing Corporation ("TSFC", a corporation created under the legislation that is a subsidiary of the Municipal Bond Bank Agency) through an asset-backed securitization transaction. The legislation authorized the State to enter into contingency contracts obligating the State to pay debt service, subject to annual appropriations, on the TSFC bonds in the event that tobacco receipts and bond reserves are insufficient. As of March 31, 2008, approximately $3.870 billion in TSFC bonds were outstanding.

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MORAL OBLIGATION FINANCING. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2008-09 fiscal year.

STATE-GUARANTEED FINANCINGS. Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State-guaranteed bonds and notes are legally enforceable obligations of the State. The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority ("JDA"). As of March 31, 2008, JDA had approximately $37.4 million of bonds outstanding. The State has never been called upon to make any direct payments pursuant to any such guarantees.

LIMITATIONS ON DEBT - DEBT REFORM ACT OF 2000. Chapter 59 of the Laws of 2000 enacted the Debt Reform Act. The Debt Reform Act imposes phased-in caps on State-supported debt outstanding and debt service costs for such debt issued after April 2000, limits the use of such debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt.

The cap on new State-supported debt outstanding began at 0.75 percent of personal income in 2000-01 and will gradually increase until it is fully phased-in at 4 percent of personal income in 2010-11. Similarly, the cap on new State-supported debt service costs began at 0.75 percent of total governmental funds receipts in 2000-01 and will gradually increase until it is fully phased in at 5 percent in 2013-14.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations.

On October 30, 2007, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2007 at
2.10 percent of personal income and debt service on such debt at 1.27 percent of total governmental receipts, compared to the caps of 2.98 percent for each. DOB projects that debt outstanding and debt service costs for 2008-09 and the entire five-year forecast period through 2011-12 will also be within the statutory caps, although with declining debt capacity.

INTEREST RATE EXCHANGE AGREEMENTS AND NET VARIABLE RATE OBLIGATIONS. Chapter 81 of the Laws of 2002, as amended, authorized issuers of State-supported debt to issue debt instruments which result in a net variable rate exposure (e.g., both variable rate debt and interest rate exchange agreements) equal to no more than 20 percent of total outstanding State-supported debt and to execute interest rate exchange agreements up to a total notional amount of no more than 20 percent of total outstanding State-supported debt. As of March 31, 2008, State-supported debt in the amount of $44.5 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap of about $8.9 billion each. As of March 31, 2008, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements are less than the authorized totals of 20 percent of total outstanding State-supported debt, and are projected to be below the caps for the entire forecast period through 2011-12.

INTEREST RATE EXCHANGE AGREEMENTS. As of March 31, 2008 five issuers have entered into a notional amount of $5.86 billion of interest rate exchange agreements with nine different counterparties that result in fixed rates and are subject to the interest rate exchange agreement cap, or 13.2 percent of total debt outstanding. As of March 31, 2008, the net mark-to-market value of all these outstanding swaps (the aggregate termination amount) was approximately $312 million--the total amount the State would receive from the collective authorized issuers for payments from the counterparties should all the swaps be terminated.

The State has also entered into approximately $861 million in swaps to create synthetic variable rate exposure, including $168 million of synthetic variable rate obligations and $693 million of forward starting synthetic variable rate obligations. As of March 31, 2008, the net mark-to-market value of the State's synthetic variable rate swaps is $20 million--the total amount the State would receive from the collective authorized issuers should all swaps be terminated. These swaps do not count against the interest rate exchange agreement cap but do count towards the variable rate debt instruments cap.

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NET VARIABLE RATE OBLIGATIONS. As of March 31, 2008 the State had about $1.8 billion of outstanding variable rate debt instruments that are subject to the net variable rate exposure cap or 4.1 percent of total debt outstanding. That amount includes $1.6 billion of un-hedged variable rate obligations and $168 million of synthetic variable rate obligations described above.

STATE RETIREMENT SYSTEMS

GENERAL. The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees' Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 33 percent of the membership during the 2006-07 fiscal year. There were 3,009 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 2007, 662,633 persons were members and 350,066 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

CONTRIBUTIONS. The State paid, in full, its employer contributions for the fiscal year ending March 31, 2008. The payment of $1,032.7 million was paid on June 1, 2007. This amount included the Judiciary bill and the amortization payments for the 2005 and 2006 bills. The State paid its employer contributions for the fiscal year ending March 31, 2009, which totaled $1,059.2 million. This amount included the Judiciary bill and the amortization payments for the 2005 and 2006 bills.

ASSETS AND LIABILITIES. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. OSC reports that the net assets available for benefits as of March 31, 2007 were $156.6 billion (including $2.7 billion in receivables), an increase of $14.0 billion or 9.8 percent from the 2005-06 level of $142.6 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $153.7 billion on April 1, 2006 to $163.1 billion (including $61.9 billion for current retirees and beneficiaries) on April 1, 2007. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2007 in that amortized cost was used instead of market value for bonds and mortgages and the non-fixed investments utilized a smoothing method which recognized 20 percent of unexpected gain for the 2007 fiscal year and 40 percent of the unexpected gain for the 2006 fiscal year. Actuarial assets increased from $132.1 billion on April 1, 2006 to $142.6 billion on April 1, 2007.

AUTHORITIES AND LOCALITIES

AUTHORITIES. Public authorities are created pursuant to State law, are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2007, at least 19 public authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $134 billion, only a portion of which constitutes State-supported or State-related debt.

THE CITY OF NEW YORK. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. The official financial disclosure of The City of New York and the financing entities issuing debt on its behalf is available by contacting City Director of Investor Relations, (212) 788-5875 or contacting the City Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007. The AIS states that the State assumes no liability or responsibility for any financial information reported by The City of New York.

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OTHER LOCALITIES. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years.

To help resolve persistent fiscal difficulties in the City of Buffalo, the State enacted legislation in July 2003 that created the Buffalo Fiscal Stability Authority ("BFSA"). To address a deteriorating fiscal situation in Erie County, legislation was enacted in July 2005 that created the Erie County Fiscal Stability Authority ("ECFSA"). Under these statutes, the City and the County are required to take annual budgetary actions necessary to address increasing percentages of their projected budget gaps and the BFSA as well as the ECFSA are authorized to finance remaining budget gaps through the issuance of deficit bonds and through restructuring or refinancing of outstanding debt. Tax revenues generated by the City and the Buffalo City School District as well as State aid payments are pledged to support any bonds issued by the BFSA. Similarly, the County's sales tax revenues and certain statutorily defined State aid payments are pledged as revenue to support any bonds issued by ECFSA.

LITIGATION

GENERAL. The legal proceedings described below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million.

REAL PROPERTY CLAIMS. In Oneida Indian Nation of New York v. State of New York, 74-CV-187 (NDNY), the alleged successors-in- interest to the historic Oneida Indian Nation seek a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place beginning in 1795 and ending in 1846, and ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. This case remained dormant while the Oneidas pursued an earlier action which sought limited relief relating to a single 1795 transaction and the parties engaged in intermittent, but unsuccessful, efforts to reach a settlement. In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims. The District Court also denied the State's motion to dismiss for failure to join indispensable parties.

Further efforts at settlement of this action failed to reach a successful outcome. While such discussions were underway, two significant decisions were rendered by the Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: City of Sherrill
v. Oneida Indian Nation of New York, 544 U.S. 197 (2005), and Cayuga Indian Nation of New York v. Pataki, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. These decisions prompted the District Court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings. On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility. By order dated May 21, 2007, the District Court dismissed plaintiffs' claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction. The District Court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order.

Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York and The Onondaga Nation v. The State of New York, et al.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the State's motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On February 10, 2006, after renewed efforts at settlement failed to resolve this action, and recognizing the potential significance of the Sherrill and Cayuga appeals, the District Court stayed all further proceedings in this case until 45 days after the United States Supreme Court issued a final decision in the Cayuga Indian Nation of New York Case. On November 6, 2006, after certiorari was denied in Cayuga, the defendants moved for judgment on the pleadings. The motion is now fully briefed and awaiting decision.

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In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or "Six Nations Iroquois Confederacy," and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The "aboriginal territory" described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On August 15, 2006, based on Sherrill and Cayuga, the defendants moved for an order dismissing this action, based on laches. The motion is now fully briefed and awaiting decision.

TOBACCO MASTER SETTLEMENT AGREEMENT. In Freedom Holdings Inc. et al. v. Spitzer et ano., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco MSA that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (i) violations of the Commerce Clause of the United States Constitution; (ii) the establishment of an "output cartel" in conflict with the Sherman Act; and (iii) selective non-enforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants' motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion dated January 6, 2004, the United States Court of Appeals for the Second Circuit (i) affirmed the dismissal of the Commerce Clause claim; (ii) reversed the dismissal of the Sherman Act claim; and (iii) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs' motion for a preliminary injunction, except that portion of the motion relating to the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit. In May 2005, the Second Circuit affirmed the denial of the preliminary injunction. In December 2006, the motions and cross-motions of the parties for summary judgment were fully submitted to the District Court.

MEDICAID. There are numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments, including New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases); and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello. Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and Federal law.

In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs' complaint by order dated May 19, 2004. On April 6, 2006, the Second Circuit Court of Appeals affirmed the order of the District Court. This case is now concluded. Several related State Court cases involving the same parties and issues had been held in abeyance pending the result of the litigation in Federal Court.

WEST VALLEY LITIGATION. In State of New York, et al. v. The United States of America, et al., 06-CV-810 (WDNY), the State and the New York State Energy Research and Development Authority have filed suit seeking (i) a declaration that defendants are liable under CERCLA for the State's response costs and for damages to the State's natural resources resulting from releases from the site in Cattaraugus County, New York, and a judgment reimbursing the State for these costs and damages, (ii) a declaration of defendants' responsibilities under the West Valley Demonstration Project Act to decontaminate and decommission the site and for future site monitoring and maintenance, and (iii) a declaration that the defendants are responsible for paying the fees for disposal of solidified high level radioactive waste at the West Valley site. The parties have agreed to stay the litigation and submit the issues in (i) and (ii) to non-binding arbitration and early neutral evaluation. The parties are currently engaged in mediation.

Proxy Voting Policy
The Trust has adopted, as its proxy voting policies for each Fund, the proxy voting guidelines of BGFA, the investment adviser to each Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund's proxy voting guidelines and BGFA's role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against

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the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates, or the Distributor or the Distributor's affiliates. When voting proxies, BGFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

      o Each Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

      o Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

      o Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates (if any) or the Distributor or the Distributor's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BGFA voted proxies relating to portfolio securities during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at WWW.ISHARES.COM; and (ii) on the SEC's website at WWW.SEC.GOV.

Portfolio Holdings Information
The Board has adopted a policy regarding the disclosure of the Funds' portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of each Fund's respective shareholders; (ii) does not put the interests of BGFA, the Distributor or any affiliated person of BGFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities" referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation ("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors (known as "Authorized Participants") that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Funds offer and redeem their shares ("iShares Exemptive Orders") and other institutional market participants and entities that provide information services.

Each business day, each Fund's portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze

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such information in connection with the process of purchasing or redeeming
Creation Units or trading shares of the Funds in the secondary market. This information typically reflects each Fund's anticipated holdings on the following business day.

Daily access to information concerning the Funds' portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants, and (ii) to other personnel of the Investment Adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Funds and the terms of the Funds' current registration statements. In addition, each Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at WWW.ISHARES.COM.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance Standards for the Underlying Indexes
Each Treasury Fund invests substantially all of its assets in securities in one of the following indexes: the Lehman Brothers 1-3 Year U.S. Treasury Index, the Lehman Brothers 3-7 Year U.S. Treasury Index, the Lehman Brothers 7-10 Year U.S. Treasury Index, the Lehman Brothers 10-20 Year U.S. Treasury Index, the Lehman Brothers 20+ Year U.S. Treasury Index or the Lehman Brothers Short U.S. Treasury Index. Each Credit Bond Fund invests substantially all of its assets in one of the following indexes: Lehman Brothers 1-3 Year U.S. Credit Index, Lehman Brothers Intermediate U.S. Credit Index and Lehman Brothers U.S. Credit Index. Each Government/Credit Bond Fund invests substantially all of its assets in one of the following indexes: Lehman Brothers Intermediate U.S. Government/Credit Index and Lehman Brothers U.S. Government/Credit Index. Each Municipal Bond Fund invests substantially all of its assets in one of the following indexes: S&P California Municipal Bond Index, S&P National Municipal Bond Index and S&P New York Municipal Bond Index. The iShares JPMorgan USD Emerging Markets Bond Fund invests substantially all of its assets in securities represented in the JPMorgan EMBI Global Core Index. The iShares Lehman TIPS Bond Fund invests substantially all of its assets in securities represented in the Lehman Brothers U.S. Treasury TIPS Index. The iShares Lehman Aggregate Bond Fund invests substantially all of its assets in securities represented in the Lehman Brothers U.S. Aggregate Index. The iShares Lehman MBS Bond Fund invests substantially all of its assets in securities represented in the Lehman Brothers U.S. MBS Index. The iShares iBoxx $ High Yield Corporate Bond Fund and the iShares iBoxx $ Investment Grade Corporate Bond Fund invest substantially all of their assets in securities represented in the iBoxx(Reg.
TM) $ Liquid High Yield Index and the iBoxx(Reg. TM) $ Liquid Investment Grade Index, respectively.

Brief descriptions of the Funds' respective Underlying Indexes are provided below.

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Lehman Indexes

Barclays Capital, an affiliate of BGFA, has acquired certain assets of Lehman Brothers, including the operations responsible for the creation and administration of the Lehman Indexes described in this section and elsewhere in this SAI (such operations are referred to in this section collectively as, "Lehman Brothers"). As a result, the Lehman Indexes are now maintained by Barclays Capital, which is a separate legal entity from BGFA. BGFA will have no role in maintaining the Underlying Index.

LEHMAN BROTHERS 1-3 YEAR U.S. CREDIT INDEX

INDEX DESCRIPTION. The Lehman Brothers 1-3 Year U.S. Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years. As of May 31, 2008, there were 564 issues in the Underlying Index.

INDEX METHODOLOGY. The Underlying Index includes investment grade U.S. credit securities that have a remaining maturity of greater than or equal to one year and less than three years and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS 1-3 YEAR U.S. TREASURY INDEX

INDEX DESCRIPTION. The Lehman Brothers 1-3 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years. As of May 31, 2008, there were 46 issues in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers 1-3 Year U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, targeted investor notes ("TINs"), state and local government series bonds ("SLGs"), and coupon issues that have been stripped from bonds included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS 3-7 YEAR U.S. TREASURY INDEX

INDEX DESCRIPTION. The Lehman Brothers 3-7 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years. As of May 31, 2008, there were 42 issues in the Underlying Index.

INDEX METHODOLOGY. Lehman Brothers 3-7 Year U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than seven years and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, and SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS 7-10 YEAR U.S. TREASURY INDEX

INDEX DESCRIPTION. The Lehman Brothers 7-10 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years. As of May 31, 2008, there were 19 issues in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers 7-10 Year U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than ten years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from bonds included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS 10-20 YEAR U.S. TREASURY INDEX

INDEX DESCRIPTION. The Lehman Brothers 10-20 Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than 20 years. As of May 31, 2008, there were 24 issues in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers 10-20 Year U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to ten years and less than 20 years and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS 20+ YEAR U.S. TREASURY INDEX

INDEX DESCRIPTION. The Lehman Brothers 20+ Year U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. As of May 31, 2008, there were 10 issues in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers 20+ Year U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 20 or more years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from bonds included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS U.S. CREDIT INDEX

INDEX DESCRIPTION. The Lehman Brothers U.S. Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year. As of May 31, 2008, there were 3,389 issues in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers U.S. Credit Index includes investment grade U.S. credit securities that have a remaining maturity of greater than or equal to one year and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS INTERMEDIATE U.S. CREDIT INDEX

INDEX DESCRIPTION. The Lehman Brothers Intermediate U.S. Credit Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years. As of May 31, 2008, there were 2,427 issues in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers Intermediate U.S. Credit Index includes investment grade U.S. credit securities that have a remaining maturity of greater than or equal to one year and less than ten years and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX

INDEX DESCRIPTION. The Lehman Brothers U.S. Government/Credit Index measures the performance of U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade

U.S. corporate securities that have a remaining maturity of greater than or equal to one year. As of May 31, 2008 there were 4,506 issues in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers U.S. Government/Credit Index includes U.S. government and investment grade U.S. credit securities that have greater than or equal to one year remaining to maturity and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX

INDEX DESCRIPTION. The Lehman Brothers Intermediate U.S. Government/Credit Index measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year and less than ten years. As of May 31, 2008 there were 3,379 issues in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers Intermediate U.S. Government/Credit Index includes U.S. government and investment grade U.S. credit securities that have greater than or equal to 1 year and less than ten years remaining to maturity and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS U.S. MBS INDEX*

INDEX DESCRIPTION. The Lehman Brothers U.S. MBS Index measures the performance of investment grade mortgage-backed pass-through securities of GNMA, FNMA, and FHLMC. As of May 31, 2008 there were 404 issues in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers U.S. MBS Index includes fixed-rate securities issued by GNMA, FHLMC, and FNMA that have 30-, 20-, 15-year maturities as well as hybrid ARMs. All securities in the Underlying Index must have a remaining maturity of at least one year, for hybrid ARMs, must be at least one year away from initial reset, must be investment grade, and must have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be non-convertible. The Underlying Index is market capitalization weighted, and the securities in the Underlying Index are updated on the last calendar day of each month.

-------
* On September 18, 2007, the name of the iShares Lehman MBS Fixed-Rate Bond Fund was changed to the iShares Lehman MBS Bond Fund to reflect a change in the name of the Underlying Index from Lehman Brothers U.S. MBS Fixed-Rate Index to Lehman Brothers U.S. MBS Index.

LEHMAN BROTHERS SHORT U.S. TREASURY INDEX

INDEX DESCRIPTION. The Lehman Brothers Short U.S. Treasury Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months. As of May 31, 2008, there were 46 issues in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers Short U.S. Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between one and 12 months, and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS U.S. TREASURY TIPS INDEX

INDEX DESCRIPTION. The Lehman Brothers U.S. Treasury TIPS Index measures the performance of the inflation-protected public obligations of the U.S. Treasury. Inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS," are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. As May 31, 2008, there were 25 issues in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers U.S. Treasury TIPS Index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

LEHMAN BROTHERS U.S. AGGREGATE INDEX

INDEX DESCRIPTION. The Lehman Brothers U.S. Aggregate Index represents the securities of the total U.S. investment grade bond market. As of May 31, 2008, there were 9,352 issues in the Underlying Index.

INDEX METHODOLOGY. The Lehman Brothers U.S. Aggregate Index provides a measure of the performance of the U.S. investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch) U.S. Treasury bonds, government-related bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Underlying Index must have $250 million or more of outstanding face value and must have at least one year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate, non-convertible, and taxable. Certain types of securities, such as SLGs, are excluded from the Underlying Index. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

INDEX MAINTENANCE.

The Underlying Index constituents are reset on the last business day of each month and remain static throughout the month. The universe of Underlying Index constituents adjust for securities that become ineligible for inclusion in an Underlying Index during the month (E.G., because of downgrades or called bonds) or for issues that are newly eligible (E.G., up-grades or newly issued bonds) on the last business day of each month. The Lehman Indexes are valued using end of day bid side prices, as marked by Lehman Brothers. Intra-month cash flows contribute to monthly returns, but they are not reinvested during the month and do not earn a reinvestment return. Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupon received or accrued, expressed as a percentage of beginning market value. The Lehman Indexes are calculated once a day and are available from major data vendors.

iBoxx Indexes
IBOXX(Reg. TM) $ LIQUID HIGH YIELD INDEX
NUMBER OF COMPONENTS: APPROXIMATELY 50
======================================

INDEX DESCRIPTION. The iBoxx(Reg. TM) $ Liquid High Yield Index measures the performance of a fixed number of liquid high yield corporate bonds. The Underlying Index is a rules-based index consisting of up to 50 liquid, high yield, U.S. dollar-denominated corporate bonds that seeks to maximize liquidity while maintaining representation of the broader corporate bond market.

INDEX METHODOLOGY. The Underlying Index is a subset of a broader high yield universe of over 500 sub-investment grade bonds. Bonds in the Underlying Index are selected from the universe of eligible bonds using defined rules. Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated corporate bonds that: (i) are issued by companies domiciled in the U.S., Canada, Western Europe or Japan; (ii) are rated sub-investment grade by Fitch, Moody's or S&P; (iii) have at least $200 million of outstanding face value; and (iv) are less than five years old and have at least three years to maturity.

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


COMPONENT SELECTION CRITERIA. Eligible bonds are chosen using an approach that is designed to provide a balanced respresentation of the U.S. dollar high yield corporate market by means of the 50 most liquid high yield bonds available. Eligible bonds also are assigned a liquidity score based on float, age and other factors. The Underlying Index is equally weighted by par value. Although it is not expected to vary, the number of bonds in the Underlying Index may change from time to time. To avoid concentration of single-issuer credit risk, only one bond issue per issuer may be included in the Underlying Index. The Underlying Index is updated monthly on the last business day of each month.

INDEX MAINTENANCE. The Underlying Index is valued using the consolidated iBoxx bid prices calculated from end-of-day bid and ask prices received from several investment banks. New bonds enter the Underlying Index at the rebalancing at their iBoxx consolidated ask price. Cash flows occurring during the month earn money market interest until the next rebalancing date, when they are reinvested in securities in the Underlying Index. The components of the total return of the Underlying Index are price changes, accrued interest, coupon payments, repayment of principal, and reinvestment income on cash flows earned during the month.

The composition of the Underlying Index is held constant for any given calendar month to ensure continuity during the month and to avoid jumps unrelated to the price movements of the bonds. The inclusion and exclusion criteria above are applied at month-end, after the close of business. Bonds that were in the Underlying Index, but that no longer satisfy all the criteria at month-end, will be removed from the Underlying Index. If a bond becomes eligible in the middle of the month, it will still need to pass the test at the end of the month, and can be included only upon rebalancing at month-end. When a bond is called, it remains in the Underlying Index at its call price until the end of the month, after which it is removed. Changes in issue size that take place during the month are taken into consideration only at the next rebalancing date.

IBOXX(Reg. TM) $ LIQUID INVESTMENT GRADE INDEX

INDEX DESCRIPTION. The iBoxx(Reg. TM) $ Liquid Investment Grade Index measures the performance of 100 highly liquid investment grade corporate bonds. The iBoxx(Reg. TM) $ Liquid Investment Grade Index is a rules-based index consisting of up to 100 highly liquid, investment grade, U.S.
dollar-denominated corporate bonds that seeks to maximize liquidity while maintaining representation of the broader corporate bond market.

INDEX METHODOLOGY. The iBoxx(Reg. TM) $ Liquid Investment Grade Index is a subset of the iBoxx $ Corporates Underlying Index, an index of over 1000 investment grade bonds. Bonds in the iBoxx(Reg. TM) $ Liquid Investment Grade Index are selected from the universe of eligible bonds in the iBoxx
$ Corporates Index using defined rules. Currently, the bonds eligible for inclusion in the iBoxx(Reg. TM) $ Liquid Investment Grade Index include U.S. dollar-denominated, SEC registered corporate bonds that: (i) are issued by companies domiciled in the U.S., Canada, Western Europe or Japan; (ii) are rated investment grade by Fitch, Moody's, or S&P; (iii) have at least $500 million of outstanding face value; and (iv) are less than five years old and have at least three years to maturity.

COMPONENT SELECTION CRITERIA. Eligible bonds are chosen using an approach that attempts to match the proportional weighting of the maturity ranges and industry sectors of the iBoxx(Reg. TM) $ Liquid Investment Grade Index to those of the broader iBoxx $ Corporates Index. Eligible bonds also are assigned a liquidity score based on float, age and other factors. The 100 most liquid and representative bonds are chosen using algorithms designed to best match the maturity ranges and broad characteristics of the iBoxx(Reg. TM) $ Liquid Investment Grade Index to maturity ranges and characteristics of the iBoxx
$ Corporates Index. The iBoxx(Reg. TM) $ Liquid Investment Grade Index is equally weighted by par value. Although, it is not expected to vary, the number of bonds in the Underlying Index may change from time to time. To avoid concentration of single-issuer credit risk, only one bond issue per issuer per maturity range may be included in the iBoxx(Reg. TM) $ Liquid Investment Grade Index. The iBoxx(Reg. TM) $ Liquid Investment Grade Index is updated monthly on the last business day of each month.

Index Maintenance. The iBoxx(Reg. TM) $ Liquid Investment Grade Index is valued using the consolidated iBoxx bid prices, calculated from end-of-day bid and ask prices received from several investment banks. New bonds enter an index at the rebalancing at their iBoxx consolidated ask price. Cash flows occurring during the month earn money market interest until the next rebalancing date, when they are reinvested in securities in the iBoxx(Reg. TM) $ Liquid Investment Grade Index. The components of the total return of the iBoxx(Reg. TM) $ Liquid Investment Grade Index are price changes, accrued interest, coupon payments, repayment of principal, and reinvestment income on cash flows earned during the month.

The composition of the iBoxx(Reg. TM) $ Liquid Investment Grade Index is held constant for any given calendar month to ensure continuity during the month and to avoid jumps unrelated to the price movements of the bonds. The inclusion and exclusion criteria above are applied at month-end, after the close of business. Bonds that were in the Underlying Index, but that no longer satisfy all the criteria at month-end, will be removed from the Underlying Index. If a bond becomes eligible in the middle of the month, it will still need to pass the test at the end of the month, and can be included only upon rebalancing at month-end. When a bond is called, it remains in the Underlying Index at its call price until the end of the month, after which it is removed. Changes in issue size that take place during the month are taken into consideration only at the next rebalancing date.

The methodologies of the iBoxx(Reg. TM) indexes are owned by Markit Group and may be covered by one or more patents or pending patent applications.

S&P Indexes
S&P CALIFORNIA MUNICIPAL BOND INDEX
NUMBER OF COMPONENTS: APPROXIMATELY 645
=======================================

INDEX DESCRIPTION. The S&P California Municipal Bond Index is a broad, comprehensive, market value weighted index designed to measure the performance of the investment-grade California sector of the U.S. municipal bond market. As of May 31, 2008, the Index consisted of 645 bonds, with a total market value of US $62 billion. The Underlying Index is a subset of the S&P National Municipal Bond Index and represented approximately 22% of the weight of the S&P National Municipal Bond Index as of May 31, 2008.

INDEX METHODOLOGY. To be included in the Underlying Index bonds must meet all of the following criteria: (i) the bond issuer is from a California state or local government or agency whose interest payments are exempt from U.S. federal and California State income taxes and the federal AMT as determined by the Index Provider in accordance with its methodology; (iii) the bond must be denominated in U.S. dollars; (iii) the bond must have a rating of at least BBB-by S& P, Baa3 by Moody's, or BBB- by Fitch. A bond must be rated by only one of the three rating agencies in order to qualify for the index. For the avoidance of doubt, the lowest rating will be used in determining if a bond is investment grade; (iv) the bond must have a minimum total par or "face value" amount outstanding ("Par Amount") of $50 million to be eligible for inclusion and must maintain a minimum Par Amount greater than or equal to $500 million as of seven days prior to last Business Day of each month ("Rebalancing Reference Date"),
(v) as of the last Business Day of each month ("Rebalancing Date"), the bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month. "Business Day" is defined as any day that U.S. municipal bonds are traded, as determined by the Securities Industry and Financial Markets Association (SIFMA) and/or the New York Stock Exchange ("NYSE"). Bonds that are completely called or tendered during the course of the month and bonds that are scheduled to be completely called or redeemed, during the course of the month following the Rebalancing Date, will be removed on the Rebalancing Date. At each monthly rebalancing, no index constituent can represent more than 30% of the weight of the index, and the five highest weighted index constituents do not account for more than 65% of the weight of the index in aggregate. The following types of bonds are specifically excluded from the Index: commercial paper, derivative securities (inverse floaters, forwards, and swaps), housing bonds, non-rated bonds, notes, taxable municipals, tobacco bonds, and variable-rate debt and certain conduit financed municipal securities.

COMPONENT SELECTION CRITERIA. Eligible bonds are approved by the Standard & Poor's Index Committee who oversees the management of the Underlying Index and are added to the Underlying Index on the next Rebalancing Date, subject to the schedule of the monthly rebalancing procedures.

INDEX MAINTENANCE. The Underlying Index is a market value weighted index. Standard & Poor's pricing division, Securities Evaluations, reports the price of each bond in the Underlying Index each day. The prices used in the Underlying Index calculation will add the accrued interest for each bond to the price reported by Standard & Poor's. The total return is calculated by aggregating the interest return, reflecting the return due to paid and accrued interest, and price return, reflecting the capital gains or losses due to changes in Standard & Poor's end-of-day price and principal repayments. The Underlying Index is generally reviewed and rebalanced on a monthly basis. The Standard & Poor's Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate. Additions, deletions and other changes to the Underlying Index arising from the monthly rebalancing are published four Business Days prior to the last business day of the month (the "Announcement Date"). Publicly available information, up to and including the close on the seventh Business Day preceding the Rebalancing Date, is considered in the rebalancing. Underlying Index changes published in the announcement will not normally be subject to revision and will become effective after the close. However, credit rating changes that occur on a Business Day prior to the Rebalancing Date will be reflected in the rebalancing, where such changes would cause any one of the following: (i) deletion of an index bond because it no

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


longer meets the eligibility criteria; (ii) removal of a bond from the additions list because it is no longer an eligible bond; (iii) removal of an index bond from the deletions list because it is once again eligible. Users will be notified of any ratings-driven changes to the rebalancing.

S&P NATIONAL MUNICIPAL BOND INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 3,225
=========================================

INDEX DESCRIPTION. The S&P National Municipal Bond Index is a broad, comprehensive, market value weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. As of May 31, 2008, the Underlying Index consisted of 3,225 bonds, with a total market value of US $322 billion.

INDEX METHODOLOGY. In order for a bond to be classified as eligible for inclusion in the S&P National Municipal Bond Index, a bond must meet all of the following criteria: (i) the bond issuer is a state (including the Commonwealth of Puerto Rico and US territories such as the U.S. Virgin Islands and Guam) or local government or agency such that interest on the bond is exempt from U.S. federal income taxes and the federal AMT as determined by the Index Provider in accordance with its methodology; (ii) the bond must be denominated in US dollars; (iii) the bond must have a rating of at least BBB- by Standard & Poor's, Baa3 by Moody's, or BBB- by Fitch. A bond must be rated by only one of the three rating agencies in order to qualify for the index. For the avoidance of doubt, the lowest rating will be used in determining if a bond is investment grade; (iv) the bond must have a minimum total par or "face value" amount outstanding ("Par Amount") of $50 million to be eligible for inclusion and must maintain a minimum Par Amount greater than or equal to $50 million as of seven days prior to last Business Day of each month ("Rebalancing Reference Date"),
(v) as of the last Business Day of each month ("Rebalancing Date"), the bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month. "Business Day" is defined as any day that U.S. municipal bonds are traded, as determined by the SIFMA and/or the NYSE. Bonds that are completely called or tendered during the course of the month and bonds that are scheduled to be completely called or redeemed, during the course of the month following the Rebalancing Date, will be removed on the Rebalancing Date. At each monthly rebalancing, no index constituent can represent more than 30% of the weight of the index, and the five highest weighted index constituents do not account for more than 65% of the weight of the index in aggregate. The following types of bonds are specifically excluded from the
Index: commercial paper, derivative securities (inverse floaters, forwards, and swaps), housing bonds, non-rated bonds, notes, taxable municipals, tobacco bonds, and variable rate debt and certain conduit financed municipal securities.

COMPONENT SELECTION CRITERIA. Eligible bonds are approved by the S&P Index Committee who oversees the management of the index and are added to the Underlying Index on the next Rebalancing Date, subject to the schedule of the monthly rebalancing procedures.

INDEX MAINTENANCE. The Underlying Index is a market value weighted index. Standard & Poor's pricing division, Securities Evaluations, reports the price of each bond in the index each day. The prices used in the index calculation will add the accrued interest for each bond to the price reported by Standard & Poor's. The total return is calculated by aggregating the interest return, reflecting the return due to paid and accrued interest, and price return, reflecting the capital gains or losses due to changes in Standard & Poor's end-of-day price and principal repayments. The Underlying Index is generally reviewed and rebalanced on a monthly basis. The S&P Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate. Additions, deletions and other changes to the Underlying Index arising from the monthly rebalancing are published four Business Days prior to the last business day of the month (the "Announcement Date"). Publicly available information, up to and including the close on the 7th Business Day preceding the Rebalancing Date, is considered in the rebalancing. Underlying Index changes published in the announcement will not normally be subject to revision and will become effective after the close. However, credit rating changes that occur on a Business Day prior to the Rebalancing Date will be reflected in the rebalancing, where such changes would cause any one of the following: (i) deletion of an index bond because it no longer meets the eligibility criteria; (ii) removal of a bond from the additions list because it is no longer an eligible bond; (iii) removal of an index bond from the deletions list because it is once again eligible. Users will be notified of any ratings-driven changes to the rebalancing.

S&P NEW YORK MUNICIPAL BOND INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 524
=======================================

INDEX DESCRIPTION. The S&P New York Municipal Bond Index is a broad, comprehensive, market value weighted index designed to measure the performance of the investment-grade New York sector of the U.S. municipal bond market. As of May 31, 2008, the Underlying Index consisted of 524 bonds, with a total market value of US $54 billion. The Underlying Index is a subset of the S&P National Municipal Bond Index and represented approximately 19% of the weight of the S&P National Municipal Bond Index as of May 31, 2008.

INDEX METHODOLOGY. To be included in the Underlying Index bonds must meet all of the following criteria: (i) the bond issuer is from a of New York State or local government or agency whose interest payments are exempt from U.S. federal and New York state income taxes and the federal AMT as determined by the Index Provider in accordance with its methodology; (ii) the bond must be denominated in US dollars; (iii) the bond must have a rating of at least BBB- by S & P, Baa3 by Moody's, or BBB- by Fitch. A bond must be rated by only one of the three rating agencies in order to qualify for the index. For the avoidance of doubt, the lowest rating will be used in determining if a bond is investment grade; (iv) the bond must have a minimum total par or "face value" amount outstanding ("Par Amount") of $100 million to be eligible for inclusion and must maintain a minimum Par Amount greater than or equal to $50 million as of seven days prior to last Business Day of each month ("Rebalancing Reference Date"), (v) as of the last Business Day of each month ("Rebalancing Date"), the bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month. "Business Day" is defined as any day that U.S. municipal bonds are traded, as determined by the SIFMA and/or the NYSE. Bonds that are completely called or tendered during the course of the month and bonds that are scheduled to be completely called or redeemed, during the course of the month following the Rebalancing Date, will be removed on the Rebalancing Date. At each monthly rebalancing, no index constituent can represent more than 30% of the weight of the index, and the five highest weighted index constituents do not account for more than 65% of the weight of the index in aggregate. The following types of bonds are specifically excluded from the Underlying Index: commercial paper, derivative securities (inverse floaters, forwards, and swaps), housing bonds, non-rated bonds, notes, taxable municipals, tobacco bonds, and variable rate debt and certain conduit financed municipal securities.

COMPONENT SELECTION CRITERIA. Eligible bonds are approved by the Standard & Poor's Index Committee who oversees the management of the Underlying Index and are added to the Underlying Index on the next Rebalancing Date, subject to the schedule of the monthly rebalancing procedures.

INDEX MAINTENANCE. The Underlying Index is a market value weighted index. Standard & Poor's pricing division, Securities Evaluations, reports the price of each bond in the index each day. The prices used in the index calculation will add the accrued interest for each bond to the price reported by Standard & Poor's. The total return is calculated by aggregating the interest return, reflecting the return due to paid and accrued interest, and price return, reflecting the capital gains or losses due to changes in Standard & Poor's end-of-day price and principal repayments. The Underlying Index is generally reviewed and rebalanced on a monthly basis. The Standard & Poor's Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate. Additions, deletions and other changes to the Underlying Index arising from the monthly rebalancing are published four Business Days prior to the last business day of the month (the "Announcement Date"). Publicly available information, up to and including the close on the seventh Business Day preceding the Rebalancing Date, is considered in the rebalancing. Underlying Index changes published in the announcement will not normally be subject to revision and will become effective after the close. However, credit rating changes that occur on a Business Day prior to the Rebalancing Date will be reflected in the rebalancing, where such changes would cause any one of the following: (i) deletion of an index bond because it no longer meets the eligibility criteria; (ii) removal of a bond from the additions list because it is no longer an eligible bond; (iii) removal of an index bond from the deletions list because it is once again eligible. Users will be notified of any ratings-driven changes to the rebalancing.

CHANGES IN CIRCUMSTANCES AFFECTING INDEX USE. If, in the future, a Fund's Underlying Index is discontinued by its Index Provider or the Trustees determine that it would not be beneficial to shareholders for the Fund to continue operations using its Underlying Index, the Trustees may change the Underlying Index as described in the INVESTMENT LIMITATIONS section of this SAI or cause a Fund to effect a merger or reorganization with another Fund. To the extent permitted by law, such change or merger or reorganization may be effected without a vote of shareholders.

JPMorgan Index
JPMORGAN EMBI GLOBAL CORE INDEX
NUMBER OF COMPONENTS: APPROXIMATELY 113
=======================================

INDEX DESCRIPTION. The JPMorgan EMBI Global Core Index is a broad, diverse, market capitalization weighted index designed to measure the performance of U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and securities issued by sovereign and quasi-sovereign entities of emerging market countries. Quasi-sovereign entities are entities whose securities are either 100% owned by their respective governments or subject to a 100% guarantee that does not rise to the level of constituting the full faith and credit by such governments. The methodology is designed to distribute the weights of each country within the Underlying Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding. As of May 31, 2008, the index consisted of the following 27 countries: Argentina, Brazil, Bulgaria, Chile, China, Colombia, Ecuador, Egypt, El Salvador, Gabon, Hungary, Indonesia, Iraq, Lebanon, Malaysia, Mexico, Panama, Peru, Philippines, Poland, Russia, Serbia, South Africa, Turkey, Ukraine, Uruguay and Venezuela.

INDEX METHODOLOGY. In order for a bond to be considered as eligible for inclusion into the Underlying Index, the bond must be issued by a country that is considered an emerging market. Two criteria determine whether a country is defined as an emerging market and, therefore, can be considered for inclusion into the Underlying Index. First, a country must be classified as having a low or middle per capita income by the World Bank for at least two consecutive years, based on data lagged one year. The current source for these classifications is the World Bank publication Global Development Finance. Published annually, this report reflects per capita income brackets as of the previous year's close. Second, regardless of their World-Bank-defined income level, countries that either have restructured their external debt during the past ten years or currently have restructured external debt outstanding will also be considered for inclusion into the Underlying Index. Once the universe of emerging markets countries has been defined, the eligible securities from these countries must be selected for inclusion into the Underlying Index.

COMPONENT SELECTION CRITERIA. Securities that satisfy all the following defined criteria will be eligible for inclusion into the Underlying Index: (i) can be fixed or floating-rate (ii) must be issued by sovereign and quasi-sovereign entities from index-eligible countries as noted above (iii) must be denominated in U.S. dollars; (iv) must have a current face amount outstanding of $1 billion or more; (v) must have at least 2 years until maturity; (vi) must be able to settle internationally through Euroclear or another institution domiciled outside the issuing country; and (vii) must be a security whose bid and offer prices are available on a daily and timely basis - either from an inter-dealer broker or JPMorgan. Convertible bonds, securities issued by municipalities or provinces, and local law securities are all excluded from the Underlying Index.

INDEX MAINTENANCE. The Underlying Index is a broad, diverse market capitalization weighted index. The Underlying Index is priced at 3:00 pm, Eastern Time every business day of the year as defined by the U.S. bond market calendar. Underlying Index securities are priced using bid pricing each day. For securities where there is not a valid price available at 3:00 pm Eastern Time, the last available valid price is obtained from the market. As a last resort, if there are no valid market prices for an instrument, JPMorgan traders are asked to provide a market bid and ask. For those securities where pricing is not available on a regular basis, the composition methodology ensures that such securities will be excluded from the Underlying Index.

The weight of each security in the Underlying Index is determined by first starting with the face amount outstanding of all eligible securities and aggregating such securities by country. The highest weighted countries are then constrained by capping the total weight within those countries. The result establishes new country weights which are then used to calculate the new eligible face amounts per security within those countries. To calculate the final weights of each security in the Underlying Index, the current day's price is multiplied by each security's adjusted face amount. The market capitalization for each security is then divided by the total market capitalization for all securities in the Underlying Index. The result represents the weight of the security expressed as a percentage of the Underlying Index.

The Underlying Index is generally rebalanced on a monthly basis. A new security that meets the Underlying Index admission requirements is added to the Underlying Index on the first month-end business date after its issuance, provided its issue date falls before the 15th of the month. A new security whose settlement date falls on or after the 15th of the month is added to the index on the last business day of the next month. The following are the two exceptions to this rule: (i) the first exception applies to new securities that are released as part of a debt exchange program. For example, if a country exchanges a portion of its outstanding debt for a new issue after the 15th of the month, at the month-end rebalancing date immediately following this event the amount of debt retired in this exchange would be removed from the Underlying Index. The new security would then be added to the Underlying Index.
(ii) The second exception concerns Regulation S securities. A security that is issued solely in reliance on Regulation S of the 1933 Act and not pursuant to Rule 144A will be ineligible for inclusion in the Underlying Index until the expiration of the relevant Regulation S restricted period. The date at which the restriction is lifted will effectively be the new "issue" date, at which point the 15th of the month rule will apply. In extreme cases, an intra-month rebalancing can occur when: (i) more than $6 billion of the face amount of Underlying Index eligible bonds are exchanged; (ii) more than 2/3 of the face amount of any one of the most liquid Underlying Index bonds are exchanged. If an announcement is made for a bond to be called, it is removed from the Underlying Index on the month-end prior to its call date on the basis of having less than 24 months remaining until maturity. However, if an announcement is not made in time for the bond to be removed from the Underlying Index on the prior month-end, it will be removed the first month-end following the announcement, unless the amount to be called triggers an intra-month rebalancing.

Investment Limitations
Each Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, each Fund may change its investment objective and its Underlying Index without shareholder approval. The Board has adopted as fundamental policies each Fund's investment restrictions numbered one through six below. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of outstanding voting securities.

THE ISHARES LEHMAN 1-3 YEAR TREASURY BOND FUND, ISHARES LEHMAN 7-10 YEAR TREASURY BOND FUND, ISHARES LEHMAN 20+ YEAR TREASURY BOND FUND, ISHARES LEHMAN TIPS BOND FUND, ISHARES LEHMAN AGGREGATE BOND FUND, AND ISHARES IBOXX
$ INVESTMENT GRADE CORPORATE BOND FUND WILL NOT:

1. Concentrate its investments (I.E., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund's investment objective and policies). (Notwithstanding the foregoing, the Lehman Aggregate Bond Fund may purchase or sell mortgage pass-through securities, commercial mortgage-backed securities and real estate mortgages.)

6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

THE ISHARES JPMORGAN USD EMERGING MARKETS BOND FUND, ISHARES LEHMAN 1-3 YEAR CREDIT BOND FUND, ISHARES LEHMAN 3-7 YEAR TREASURY BOND FUND, ISHARES LEHMAN 10-20 YEAR TREASURY BOND FUND, ISHARES LEHMAN CREDIT BOND FUND, ISHARES LEHMAN GOVERNMENT/CREDIT BOND FUND, ISHARES LEHMAN INTERMEDIATE CREDIT BOND FUND, ISHARES LEHMAN MBS BOND FUND, ISHARES LEHMAN INTERMEDIATE GOVERNMENT/CREDIT BOND FUND, ISHARES LEHMAN SHORT TREASURY BOND FUND, ISHARES IBOXX $ HIGH YIELD CORPORATE BOND FUND, ISHARES S&P CALIFORNIA MUNICIPAL BOND FUND, ISHARES S&P NATIONAL MUNICIPAL BOND FUND AND ISHARES S&P NEW YORK MUNICIPAL BOND FUND WILL
NOT:

1. Concentrate its investments (I.E., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S.

  government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund's investment objective and policies).

6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies, set forth above, each Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of eachFund's net assets to be invested in illiquid securities. Except with regard to investment limitation 3 above for all Funds, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

BGFA monitors the liquidity of restricted securities in each Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:

      o  The frequency of trades and quotes for the security;

      o The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

      o  Dealer undertakings to make a market in the security; and

      o The nature of the security and the nature of the marketplace in which it trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund's Underlying Index and in TBA transactions with respect to the percentage of the Index (if any) that consists of mortgage pass-through securities.

Each Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management
TRUSTEES AND OFFICERS. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The Trust, iShares, Inc., Master Investment Portfolio ("MIP") and Barclays Global Investors Funds ("BGIF"), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 164 Funds within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and, as a result, oversees an additional 26 portfolios within the fund complex. The address of each Trustee and Officer, unless otherwise indicated, is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, CA 94105. The Board has designated George G.C. Parker as its Lead Independent Trustee.

                                                PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
 NAME (YEAR OF BIRTH)      POSITION             DURING THE PAST 5 YEARS                      HELD BY TRUSTEE
---------------------- --------------- ---------------------------------------- ----------------------------------------
INTERESTED TRUSTEES
Lee T. Kranefuss/1/    Trustee and     Global Chief Executive Officer           Director of iShares, Inc. (since 2003);
(1961)                 Chairman        iShares/Intermediary Groups of BGI       Trustee of BGIF and MIP (since
                       (since 2003).   (since 2008); Chief Executive Officer,   2001).
                                       iShares Intermediary Index and
                                       Market Group of BGI (2003-2008);
                                       Chief Executive Officer of the
                                       Intermediary Investor and Exchange
                                       Traded Products Business of BGI
                                       (2003-2005); Director of BGFA (since
                                       2005); Director, President and Chief
                                       Executive Officer of Barclays Global
                                       Investors International, Inc. (since
                                       2005); Director and Chairman of
                                       Barclays Global Investors Services
                                       (since 2005); Chief Executive Officer
                                       of the Individual Investor Business of
                                       BGI (1999-2003).
John E. Martinez/1/    Trustee         Co-Chief Executive Officer of Global     Director of iShares, Inc. (since 2003);
(1962)                 (since 2003).   Index and Markets Group of BGI           Director of Real Estate Equity
                                       (2001-2003); Chairman of Barclays        Exchange (since 2005); Chairman,
                                       Global Investors Services (2000-         Independent Review Committee,
                                       2003); Director, Barclays Global         Canadian iShares Funds (since 2007).
                                       Investors UK Holdings, Inc. (2000-
                                       2003).

-------
/1/ Lee T. Kranefuss and John E. Martinez are deemed to be "interested persons"
      (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds' investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

                             INDEPENDENT TRUSTEES

                                                      PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
 NAME (YEAR OF BIRTH)         POSITION                DURING THE PAST 5 YEARS                      HELD BY TRUSTEE
---------------------- --------------------- ---------------------------------------- ----------------------------------------
George G.C. Parker     Trustee (since        Dean Witter Distinguished Professor      Director of iShares, Inc. (since 2002);
(1939)                 2000); Lead           of Finance, Emeritus, Stanford           Director of Continental Airlines, Inc.
                       Independent Trustee   University: Graduate School of           (since 1996); Director of Community
                       (since 2006)          Business (since 1994).                   First Financial Group (since 1995);
                                                                                      Director of Tejon Ranch Company
                                                                                      (since 1999); Director of Threshold
                                                                                      Pharmaceuticals (since 2004);
                                                                                      Director of NETGEAR, Inc. (since
                                                                                      2007).
Cecilia H. Herbert     Trustee               Chair of Investment Committee,            Director of iShares, Inc. (since 2005).
(1949)                 (since 2005).         Archdiocese of San Francisco (1994-
                                             2005); Director (since 1998) and
                                             President (since 2007) of the Board
                                             of Directors, Catholic Charities CYO;
                                             Trustee of Pacific Select Funds
                                             (2004-2005); Trustee of the
                                             Montgomery Funds (1992-2003);
                                             Trustee (since 2005) and Chair of
                                             Finance and Investment Committees
                                             (since 2006) of the Thacher School.
Charles A. Hurty       Trustee               Retired; Partner, KPMG LLP (1968-        Director of iShares, Inc. (since 2005);
(1943)                 (since 2005).         2001).                                   Director of GMAM Absolute Return
                                                                                      Strategy Fund (1 portfolio)(since
                                                                                      2002); Director of Citigroup
                                                                                      Alternative Investments Multi-
                                                                                      Adviser Hedge Fund Portfolios LLC (1
                                                                                      portfolio)(since 2002); Director of
                                                                                      CSFB Alternative Investments Fund
                                                                                      (6 portfolios)(since 2005).
John E. Kerrigan       Trustee               Chief Investment Officer, Santa Clara    Director of iShares, Inc. (since 2005);
(1955)                 (since 2005).         University (since 2002); Managing        Member of Advisory Council for
                                             Director, Merrill Lynch (1994-2002).     Commonfund Distressed Debt
                                                                                      Partners II (since 2004).
Robert H. Silver       Trustee               President and Co-Founder of The          Director of iShares, Inc. (since 2007);
(1955)                 (since 2007).         Bravitas Group, Inc. (since 2006);       Director and Member of the Audit
                                             Member, Non-Investor Advisory            and Compensation Committee of
                                             Board of Russia Partners II, LP (since   EPAM Systems, Inc. (since 2006).
                                             2006); President and Chief Operating
                                             Officer (2003-2005) and Director
                                             (1999-2005) of UBS Financial
                                             Services, Inc.; President and Chief
                                             Executive Officer of UBS Services
                                             USA, LLC (1999-2005); Managing
                                             Director, UBS America, Inc. (2000-
                                             2005); Director and Chairman of the
                                             YMCA of Greater NYC (since 2001);
                                             Broadway Producer (since 2006).

                                                    PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
 NAME (YEAR OF BIRTH)        POSITION               DURING THE PAST 5 YEARS                     HELD BY TRUSTEE
---------------------- -------------------- --------------------------------------- --------------------------------------
Darrell Duffie         Trustee              Professor, Stanford University:         Director of iShares, Inc. (since June
(1954)                 (since June 2008).   Graduate school of Business             2008).
                                            (since 1984).

OFFICERS

                                                                PRINCIPAL OCCUPATION(S)
  NAME (YEAR OF BIRTH)              POSITION                    DURING THE PAST 5 YEARS
------------------------     ---------------------     -----------------------------------------
Michael A. Latham            President                 Head of Americas iShares (since
(1965)                       (since 2007).             2007); Chief Operating Officer of the
                                                       Intermediary Investor and Exchange
                                                       Traded Products Business of BGI
                                                       (2003-2007); Director and Chief
                                                       Financial Officer of Barclays Global
                                                       Investors International, Inc. (since
                                                       2005); Director of Mutual Fund
                                                       Delivery in the U.S. Individual Investor
                                                       Business of BGI (2000-2003).
Geoffrey D. Flynn            Treasurer and Chief       Chief Operating Officer, U.S. iShares,
(1956)                       Financial Officer         BGI (since 2008); Director, Mutual
                             (since 2007)              Fund Operations of BGI (since 2007);
                                                       President, Van Kampen Investors
                                                       Services (2003-2007); Managing
                                                       Director, Morgan Stanley (2002-
                                                       2007); President, Morgan Stanley
                                                       Trust, FSB (2002-2007).
Eilleen M. Clavere           Secretary                 Head of Legal Administration of
(1952)                       (since 2007)              Intermediary Investors Business of
                                                       BGI (since 2006); Legal Counsel and
                                                       Vice President of Atlas Funds, Atlas
                                                       Advisers, Inc. and Atlas Securities,
                                                       Inc. (2005-2006); Counsel of
                                                       Kirkpatrick & Lockhart LLP (2001-
                                                       2005).
Ira P. Shapiro (1963).       Vice President and        Associate General Counsel, BGI
                             Chief Legal Officer       (since 2004); First Vice President of
                             (since 2007)              Merrill Lynch Investment Managers
                                                       ( 1993-2004).
Amy Schioldager              Executive Vice            Head of U.S. Indexing, BGI (since
(1962)                       President                 2006); Head of Domestic Equity
                             (since 2007).             Portfolio Management, BGI (2001-
                                                       2006).
H. Michael Williams          Executive Vice            Vice Chairman - Capital Markets, BGI
(1960)                       President                 (since 2008); Head of Global Index
                             (since 2007)              and Markets Group of BGI (2006-
                                                       2008); Global Head of Securities
                                                       Lending, BGI (2002-2006).
Patrick O'Connor             Vice President            Head of iShares Portfolio
(1967)                       (since 2007).             Management, BGI (since 2006);
                                                       Senior Portfolio Manager, BGI (1999-
                                                       2006).

                                                       PRINCIPAL OCCUPATION(S)
 NAME (YEAR OF BIRTH)          POSITION                DURING THE PAST 5 YEARS
----------------------     ----------------     ------------------------------------
Lee Sterne (1965)          Vice President       Head of U.S. Fixed Income Index and
                           (since 2007).        iShares, BGI (since 2007); Senior
                                                Portfolio Manager, BGI (2004-2007);
                                                Portfolio Manager, BGI (2001-2004).
Matt Tucker (1972)         Vice President       Head of U.S. Fixed Income
                           (since 2007).        Investment Solutions, BGI (since
                                                2005); Fixed Income Investment
                                                Strategist, BGI (2003-2005); Fixed
                                                Income Portfolio Manager, BGI
                                                (1997-2003).

The following table sets forth, as of December 31, 2007, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a Fund is not listed below, the Trustee did not own any securities in that Fund as of the date indicated above:

                                                                                                      AGGREGATE DOLLAR RANGE
                                                                                                    OF EQUITY SECURITIES IN ALL
                                                                                                       REGISTERED INVESTMENT
                                                                                                       COMPANIES OVERSEEN BY
                                                                         DOLLAR RANGE OF EQUITY        TRUSTEE IN FAMILY OF
   NAME OF TRUSTEE                          FUND                         SECURITIES IN THE FUND        INVESTMENT COMPANIES
--------------------   ----------------------------------------------   ------------------------   ----------------------------
Lee T. Kranefuss       iShares Lehman 1-3 Year Treasury Bond Fund       $50,001-$100,000           Over $100,000
                       iShares Russell 3000 Index Fund                  Over $100,000
John E. Martinez       iShares MSCI EAFE Index Fund                     Over $100,000              Over $100,000
                       iShares Russell 1000 Index Fund                  Over $100,000
                       iShares Russell 1000 Value Index Fund            Over $100,000
                       iShares Russell 2000 Index Fund                  Over $100,000
                       iShares S&P 500 Index Fund                       Over $100,000
George G.C. Parker     iShares Russell 2000 Index Fund                  $50,001-$100,000           Over $100,000
                       iShares Russell 2000 Value Index Fund            $50,001-$100,000
                       iShares S&P 100 Index Fund                       Over $100,000
                       iShares S&P 500 Value Index Fund                 Over $100,000
                       iShares S&P MidCap 400 Index Fund                $ 10,001-$50,000
                       iShares S&P MidCap 400 Value Index Fund          Over $100,000
                       iShares S&P Small Cap 600 Index Fund             $ 10,001-$50,000
                       iShares Russell 1000 Value Index Fund            Over $100,000
                       iShares Dow Jones Select Dividend Index Fund     Over $100,000
                       iShares S&P 500 Index Fund                       Over $100,000
                       iShares MSCI Mexico Index Fund                   Over $100,000
                       iShares MSCI EAFE Index Fund                     Over $100,000
Cecilia H. Herbert     iShares FTSE/Xinhua China 25 Index Fund          Over $100,000              Over $100,000

                                                                                                  AGGREGATE DOLLAR RANGE
                                                                                                OF EQUITY SECURITIES IN ALL
                                                                                                   REGISTERED INVESTMENT
                                                                                                   COMPANIES OVERSEEN BY
                                                                       DOLLAR RANGE OF EQUITY      TRUSTEE IN FAMILY OF
  NAME OF TRUSTEE                         FUND                         SECURITIES IN THE FUND      INVESTMENT COMPANIES
------------------ -------------------------------------------------- ------------------------ ----------------------------
                   iShares MSCI Emerging Markets Index Fund           $10,001-$50,000
                   iShares MSCI Hong Kong Index Fund                  $10,001-$50,000
                   iShares MSCI Japan Index Fund                      $10,001-$50,000
                   iShares Dow Jones U.S. Consumer Goods Sector       $10,001-$50,000
                   Index Fund
                   iShares Russell 1000 Index Fund                    $10,001-$50,000
                   iShares S&P Global Telecommunications Sector       $10,001-$50,000
                   Index Fund
                   iShares Dow Jones U.S. Technology Sector Index     $     1-$10,000
                   Fund
                   iShares S&P 500 Index Fund                         Over $100,000
Charles A. Hurty   iShares S&P 500 Index Fund                         $10,001-$50,000          Over $100,000
                   iShares FTSE/Xinhua China 25 Index Fund            $10,001-$50,000
                   iShares Dow Jones Financial Sector Index Fund      $10,001-$50,000
                   iShares Dow Jones U.S. Energy Sector Index Fund    $10,001-$50,000
                   iShares Dow Jones U.S. Technology Sector Index     $10,001-$50,000
                   Fund
                   iShares MSCI EAFE Index Fund                       $10,001-$50,000
                   iShares MSCI Japan Index Fund                      $10,001-$50,000
                   iShares Dow Jones Select Dividend Index Fund       $10,001-$50,000
John E. Kerrigan   iShares MSCI Japan Index Fund                      Over $100,000            Over $100,000
                   iShares MSCI Pacific ex-Japan Index Fund           Over $100,000
                   iShares MSCI EAFE Index Fund                       Over $100,000
Robert H. Silver   iShares Dow Jones U.S. Broker-Dealers Index Fund   Over $100,000            Over $100,000
                   iShares MSCI EAFE Index Fund                       Over $100,000
                   iShares S&P 500 Index Fund                         Over $100,000
                   iShares Russell 2000 Index Fund                    Over $100,000
Darrell Duffie     N/A                                                $             0          $ 0

As of December 31, 2007, none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust ("Independent Trustees") or their immediate family members owned beneficially or of record any securities of BGFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under common control with BGFA or the Distributor.

COMMITTEES OF THE BOARD OF TRUSTEES. Each Independent Trustee serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants;
(v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the calendar year ended December 31, 2007.

The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and
(vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Trustees. The Nominating and Governance Committee met four times during the calendar year ended December 31, 2007.

REMUNERATION OF TRUSTEES. The Trust pays each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $90,000 for meetings of the Board attended by the Trustee; also the Trust pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. During the period January 1, 2007 through December 31, 2007, the Trust paid each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $75,000 for meetings of the Board attended by the Trustee; also the Trust paid Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2007:

                                                         PENSION OR
                                   AGGREGATE             RETIREMENT                                         TOTAL
                                 COMPENSATION       BENEFITS ACCRUED AS       ESTIMATED ANNUAL          COMPENSATION
                                   FROM THE            PART OF TRUST            BENEFITS UPON          FROM THE FUNDS
 NAME OF INTERESTED TRUSTEE          TRUST              EXPENSES/1/             RETIREMENT/1/        AND FUND COMPLEX/2/
---------------------------     --------------     ---------------------     ------------------     --------------------
Lee T. Kranefuss/3/                 $     0            Not Applicable          Not Applicable             $      0
John E. Martinez                    $75,000            Not Applicable          Not Applicable             $150,000

-------
/1/ No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
/2/ Includes compensation for service on the Board of Directors of iShares,
      Inc.
/3/ Lee T. Kranefuss was not compensated by the Funds due to his employment with BGI during the time period reflected in the table.

The table below sets forth the total compensation paid to each Independent Trustee for the calendar year ended December 31, 2007:

                                   AGGREGATE              PENSION OR                                       TOTAL
                                 COMPENSATION   RETIREMENT BENEFITS ACCRUED AS   ESTIMATED ANNUAL      COMPENSATION
                                   FROM THE              PART OF TRUST             BENEFITS UPON      FROM THE FUNDS
 NAME OF INDEPENDENT TRUSTEE/1/      TRUST                EXPENSES/2/              RETIREMENT/2/    AND FUND COMPLEX/3/
------------------------------- -------------- -------------------------------- ------------------ --------------------
George G.C. Parker                 $100,000             Not Applicable            Not Applicable         $200,000
John E. Kerrigan                   $ 75,000             Not Applicable            Not Applicable         $150,000
Charles A. Hurty                   $ 95,000             Not Applicable            Not Applicable         $190,000
Cecilia H. Herbert                 $ 75,000             Not Applicable            Not Applicable         $150,000
Robert H. Silver*                  $ 56,250             Not Applicable            Not Applicable         $112,500

-------
*     Appointed to serve as Independent Trustee of the Trust effective March 9,
      2007.
/1/ Compensation is not shown for Darrell Duffie because he was appointed to serve as Independent Trustee of the Trust effective June 18, 2008.
/2/ No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
/3/ Includes compensation for service on the Board of Directors of iShares, Inc.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

The Trustees and officers of the Trust collectively owned less than 1% of each of the Funds' outstanding shares as of May 31, 2008.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of May 31, 2008, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

                                                                                   PERCENTAGE OF
                FUND                                     NAME                        OWNERSHIP
------------------------------------    --------------------------------------    --------------
iShares Lehman 1-3 Year Credit Bond     Citigroup Global Markets Inc.                   5.09%
  Fund
                                        Janny Montgomery Scott Inc.                     5.10%
                                        Pershing LLC                                    5.68%
                                        Charles Schwab & Co., Inc.                     13.52%
                                        First Clearing, LLC                            19.48%
iShares Lehman 1-3 Year Treasury        Charles Schwab & Co., Inc.                      6.47%
  Bond Fund
                                        National Financial Services LLC                 7.88%
                                        Deutsche Bank Securities Inc./Cedear           34.79%
iShares Lehman 3-7 Year Treasury        Ameritrade, Inc.                                5.36%
  Bond Fund
                                        National Financial Services LLC                 5.48%
                                        Swiss American Securities Inc.                  5.49%
                                        Citigroup Global Markets Inc.                   6.13%
                                        Charles Schwab & Co., Inc.                      6.83%
                                        Citibank, N.A.                                  7.83%
                                        Merrill Lynch Safekeeping                      13.01%
iShares Lehman 7-10 Year Treasury       First Clearing, LLC                             5.61%
  Bond Fund
                                        The Bank of New York                            5.67%
                                        Citigroup Global Markets Inc.                   6.52%
                                        Morgan Stanley DW Inc.                          8.60%
                                        National Financial Services LLC                 8.90%
                                        Ameritrade, Inc.                                9.83%

                                                                                   PERCENTAGE OF
                FUND                                     NAME                        OWNERSHIP
-----------------------------------    ---------------------------------------    --------------
                                       Charles Schwab & Co., Inc.                       9.93%
                                       Merrill Lynch Safekeeping                       12.07%
iShares Lehman 10-20 Year Treasury     National Financial Services LLC                  6.94%
  Bond Fund
                                       Citibank, N.A.                                   7.14%
                                       Merrill Lynch, Pierce, Fenner & Smith            9.10%
                                       Incorporated
                                       Merrill Lynch Safekeeping                       17.89%
                                       First Clearing, LLC                             29.24%
iShares Lehman 20+ Year Treasury       Ameritrade, Inc.                                 5.18%
  Bond Fund
                                       National Financial Services LLC                  6.55%
                                       BMO Capital Markets Corp.                        6.93%
                                       Merrill Lynch Safekeeping                        8.46%
                                       Charles Schwab & Co., Inc.                       9.67%
                                       Bear, Stearns Securities Corp.                  12.24%
iShares Lehman Aggregate Bond Fund     State Street Bank and Trust Company              5.54%
                                       Citigroup Global Markets Inc.                    5.80%
                                       Curian Clearing, LLC                             6.12%
                                       Merrill Lynch Safekeeping                        7.51%
                                       National Financial Services LLC                  8.13%
                                       Morgan Stanley DW Inc.                           9.18%
                                       Charles Schwab & Co., Inc.                      12.09%
iShares Lehman Credit Bond Fund        Pershing LLC                                     5.74%
                                       Ameritrade, Inc.                                 6.42%
                                       Citigroup Global Markets Inc.                    6.65%
                                       Merrill Lynch, Pierce, Fenner & Smith            7.93%
                                       Incorporated
                                       National Financial Services LLC                  8.72%
                                       Charles Schwab & Co., Inc.                      15.63%
                                       Merrill Lynch Safekeeping                       16.05%
iShares Lehman Government/Credit       National Financial Services LLC                  5.54%
  Bond Fund
                                       The Northern Trust Company                       6.94%
                                       SunTrust Bank                                    7.45%
                                       The Bank of New York                             9.35%
                                       Merrill Lynch Safekeeping                       12.08%
                                       Citigroup Global Markets Inc.                   12.83%
                                       Charles Schwab & Co., Inc.                      14.18%
iShares Lehman Intermediate Credit     Merrill Lynch Safekeeping                        6.40%
  Bond Fund
                                       Branch Banking & Trust Co.                       6.66%
                                       National Financial Services LLC                  7.70%
                                       Charles Schwab & Co., Inc.                       8.97%
                                       First Clearing, LLC                             27.54%

                                                                                     PERCENTAGE OF
                 FUND                                      NAME                        OWNERSHIP
-------------------------------------    ---------------------------------------    --------------
iShares Lehman Intermediate              The Northern Trust Company                       5.02%
  Government/Credit Bond
Fund
                                         Reliance Trust Company                           5.63%
                                         Merrill Lynch, Pierce, Fenner & Smith            5.88%
                                         Incorporated
                                         The Bank of New York                             6.87%
                                         National Financial Services LLC                  7.01%
                                         UBS Financial Services LLC                       8.85%
                                         Charles Schwab & Co., Inc.                       8.88%
                                         Citigroup Global Markets Inc.                   15.01%
iShares Lehman MBS Bond Fund             Pershing LLC                                     5.30%
                                         Curian Clearing, LLC                             7.03%
                                         Morgan Stanley DW Inc.                           7.55%
                                         First Clearing, LLC                             46.21%
iShares Lehman Short Treasury Bond       Pershing LLC                                     5.47%
  Fund
                                         Morgan Stanley DW Inc.                           5.91%
                                         Merrill Lynch Safekeeping                        7.07%
                                         National Financial Services LLC                  8.22%
                                         Curian Clearing, LLC                             8.45%
                                         Citigroup Global Markets Inc.                   12.40%
                                         Charles Schwab & Co., Inc.                      21.66%
iShares Lehman TIPS Bond Fund            Citigroup Global Markets Inc.                    5.13%
                                         Merrill Lynch Safekeeping                        5.44%
                                         National Financial Services LLC                 10.28%
                                         Charles Schwab & Co., Inc.                      14.41%
iShares iBoxx $ High Yield Corporate     Curian Clearing, LLC                             5.48%
  Bond Fund
                                         Citigroup Global Markets Inc.                    6.71%
                                         National Financial Services LLC                  8.76%
                                         A.G. Edwards & Sons, Inc.                        8.93%
                                         Charles Schwab & Co., Inc.                       9.03%
                                         First Clearing, LLC                              9.32%
iShares iBoxx $ Investment Grade         First Clearing, LLC                              5.02%
  Corporate Bond Fund
                                         Ameritrade, Inc.                                 6.04%
                                         National Financial Services LLC                  6.23%
                                         Charles Schwab & Co., Inc.                       8.88%
                                         Morgan Stanley DW Inc.                           8.91%
                                         Merrill Lynch Safekeeping                       11.12%

Investment Advisory, Administrative and Distribution Services
INVESTMENT ADVISER. BGFA serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of each Fund, and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

Pursuant to the Investment Advisory Agreement, BGFA is responsible for all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense and taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses. For its investment management services to each Fund, BGFA is paid a management fee at the annual rates (as a percentage of such Fund's average net assets) set forth below.

The following table sets forth the management fees paid by each Fund for the fiscal years noted:

                                                               MANAGEMENT             MANAGEMENT             MANAGEMENT
                                           MANAGEMENT       FEES PAID FISCAL       FEES PAID FISCAL       FEES PAID FISCAL
FUND                                           FEE           YEAR ENDED 2008        YEAR ENDED 2007       YEAR ENDED 2006
-------------------------------------     ------------     ------------------     ------------------     -----------------
iShares JPMorgan USD Emerging
Markets Bond
 Fund                                          0.60%           $    15,517            $      N/A             $      N/A
iShares Lehman 1-3 Year Credit Bond            0.20%               245,381                 7,021                N/A
  Fund
iShares Lehman 1-3 Year Treasury               0.15%            11,503,367             7,456,533              6,037,175
  Bond Fund
iShares Lehman 3-7 Year Treasury               0.15%               238,979                 6,280                N/A
  Bond Fund
iShares Lehman 7-10 Year Treasury              0.15%             3,492,996             2,351,424              1,551,259
  Bond Fund
iShares Lehman 10-20 Year Treasury
Bond
 Fund                                          0.15%                76,965                 8,295                N/A
iShares Lehman 20+ Year Treasury               0.15%             2,487,095             1,934,743              1,148,825
  Bond Fund
iShares Lehman Aggregate Bond Fund             0.20%            13,566,068             8,075,422              4,530,914
iShares Lehman Credit Bond Fund                0.20%                76,284                 6,598                N/A
iShares Lehman Government/Credit Bond
 Fund                                          0.20%                77,155                 8,490                N/A
iShares Lehman Intermediate Credit
Bond
 Fund                                          0.20%               118,753                 6,961                N/A
iShares Lehman Intermediate
Government/
 Credit Bond Fund                              0.20%               164,713                 7,000                N/A
iShares Lehman MBS Bond Fund                   0.25%               246,955                N/A                   N/A
iShares Lehman Short Treasury Bond             0.15%               583,945                 7,063                N/A
  Fund
iShares Lehman TIPS Bond Fund                  0.20%             9,406,993             7,822,759              5,549,043
iShares iBoxx $ High Yield Corporate
Bond
 Fund                                          0.50%               708,678                N/A                   N/A
iShares iBoxx $ Investment Grade
Corporate
 Bond Fund                                     0.15%             4,569,645             3,809,910              3,696,766
iShares S&P California Municipal               0.25%                37,560                N/A                   N/A
  Bond Fund
iShares S&P National Municipal Bond            0.25%               366,991                N/A                   N/A
  Fund
iShares S&P New York Municipal Bond            0.25%                20,651                N/A                   N/A
  Fund

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60-days notice, by the Board or by a vote of the holders of a majority of the applicable Fund's outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the shares of the Funds, but (ii) do not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Funds or from purchasing shares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA, or its affiliates, would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA, or its affiliates, might offer to provide additional services.

BGFA and/or BGI may pay certain broker-dealers and intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. BGFA and/or BGI may also pay broker-dealers or intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange traded products in general. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by BGFA and/or BGI from their own resources and not from the assets of the Funds.

PORTFOLIO MANAGERS. Lee Sterne, Jermaine Pierre, Mitchell Handa, Jeff Lenamon and Joel Silva (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Government/Credit Bond Funds and iShares Lehman Aggregate Bond Fund.

Lee Sterne, Jermaine Pierre and Mitchell Handa are primarily responsible for the day-to-day management of the Treasury Bond Funds, iShares Lehman TIPS Bond Fund and iShares Lehman MBS Bond Fund.

Lee Sterne, Jeff Lenamon and Joel Silva are primarily responsible for the day-to-day management of the Credit Bond Funds, iShares iBoxx $ High Yield Corporate Bond Fund and iShares iBoxx $ Investment Grade Corporate Bond Fund.

Lee Sterne and Teresa Kong are primarily responsible for the day-to-day management of the iShares JPMorgan USD Emerging Markets Bond Fund.

Lee Sterne and Joel Silva are primarily responsible for the day-to-day management of the iShares S&P California Municipal Bond Fund, iShares S&P National Municipal Bond Fund and iShares S&P New York Municipal Bond Fund.

The Portfolio Managers were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as of the dates indicated in the following tables:

LEE STERNE (AS OF 2/29/08)
TYPES OF ACCOUNTS                       NUMBER         TOTAL ASSETS
----------------------------------     --------     ------------------
Registered Investment Companies           22         $36,200,000,000
Other Pooled Investment Vehicles          30         $80,013,000,000
Other Accounts                            12         $ 4,083,000,000
Accounts with Incentive-Based Fee          9         $10,819,000,000
  Arrangements

JERMAINE PIERRE (AS OF 2/29/08)
TYPES OF ACCOUNTS                           NUMBER             TOTAL ASSETS
----------------------------------     ----------------     ------------------
Registered Investment Companies               11             $31,300,000,000
Other Pooled Investment Vehicles               3             $ 4,117,000,000
Other Accounts                                 5             $         3,000
Accounts with Incentive-Based Fee             N/A                   N/A
  Arrangements

MITCHELL HANDA (AS OF 3/31/08)*
TYPES OF ACCOUNTS                           NUMBER             TOTAL ASSETS
----------------------------------     ----------------     ------------------
Registered Investment Companies               11             $30,734,000,000
Other Pooled Investment Vehicles              14             $33,258,000,000
Other Accounts                                 5             $         3,000
Accounts with Incentive-Based Fee             N/A                   N/A
  Arrangements

JEFF LENAMON (AS OF 3/31/08)*
TYPES OF ACCOUNTS                           NUMBER             TOTAL ASSETS
----------------------------------     ----------------     ------------------
Registered Investment Companies                9             $13,411,000,000
Other Pooled Investment Vehicles               6             $21,460,000,000
Other Accounts                                 5             $ 2,780,000,000
Accounts with Incentive-Based Fee             N/A                   N/A
  Arrangements

JOEL SILVA (AS OF 2/29/08)
TYPES OF ACCOUNTS                            NUMBER             TOTAL ASSETS
----------------------------------     -----------------     -----------------
Registered Investment Companies                 6             $9,136,400,000
Other Pooled Investment Vehicles              N/A                   N/A
Other Accounts                                  4             $      400,000
Accounts with Incentive-Based Fee             N/A                   N/A
  Arrangements

TERESA KONG (AS OF 2/29/08)
TYPES OF ACCOUNTS                            NUMBER            TOTAL ASSETS
----------------------------------     -----------------     ---------------
Registered Investment Companies                 1             $ 40,000,000
Other Pooled Investment Vehicles                4             $312,000,000
Other Accounts                                  3             $    200,000
Accounts with Incentive-Based Fee             N/A                  N/A
  Arrangements

-------
* Each of Mr. Lenamon and Mr. Handa was appointed as portfolio manager effective April 30, 2008.

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or through a representative sampling of the securities that compose those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds, seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers' favoring those portfolios or accounts with incentive-based fee arrangements.

The table below shows, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of the dates indicated:

LEE STERNE (AS OF 2/29/08)
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH               AGGREGATE
                                       PERFORMANCE FEES MANAGED       OF TOTAL ASSETS
                                      --------------------------     ----------------
Registered Investment Companies                   N/A                       N/A
Other Pooled Investment Vehicles                   7                  $9,402,000,000
Other Accounts                                     2                  $1,147,000,000

JERMAINE PIERRE (AS OF 2/29/08)
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH               AGGREGATE
                                       PERFORMANCE FEES MANAGED       OF TOTAL ASSETS
                                      --------------------------     ----------------
Registered Investment Companies                  N/A                       N/A
Other Pooled Investment Vehicles                 N/A                       N/A
Other Accounts                                   N/A                       N/A

MITCHELL HANDA (AS OF 3/31/08)*
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH               AGGREGATE
                                       PERFORMANCE FEES MANAGED       OF TOTAL ASSETS
                                      --------------------------     ----------------
Registered Investment Companies                  N/A                       N/A
Other Pooled Investment Vehicles                 N/A                       N/A
Other Accounts                                   N/A                       N/A

JEFF LENAMON (AS OF 3/31/08)*
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH               AGGREGATE
                                       PERFORMANCE FEES MANAGED       OF TOTAL ASSETS
                                      --------------------------     ----------------
Registered Investment Companies                  N/A                       N/A
Other Pooled Investment Vehicles                 N/A                       N/A
Other Accounts                                   N/A                       N/A

JOEL SILVA (AS OF 2/29/08)
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH               AGGREGATE
                                       PERFORMANCE FEES MANAGED       OF TOTAL ASSETS
                                      --------------------------     ----------------
Registered Investment Companies                  N/A                       N/A
Other Pooled Investment Vehicles                 N/A                       N/A
Other Accounts                                   N/A                       N/A

TERESA KONG (AS OF 2/29/08)
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH               AGGREGATE
                                       PERFORMANCE FEES MANAGED       OF TOTAL ASSETS
                                      --------------------------     ----------------
Registered Investment Companies                  N/A                       N/A
Other Pooled Investment Vehicles                 N/A                       N/A

TERESA KONG (AS OF 2/29/08)
                                       NUMBER OF OTHER
                                        ACCOUNTS WITH               AGGREGATE
                                  PERFORMANCE FEES MANAGED       OF TOTAL ASSETS
                                 --------------------------     ----------------
Other Accounts                              N/A                       N/A

-------
* Each of Mr. Lenamon and Mr. Handa was appointed as portfolio manager effective April 30, 2008.

As of April 30, 2008, with respect to all iShares funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers receive a salary and are eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including, but not limited to, the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager's business unit, and an assessment of the Portfolio Manager's individual performance.

Each Portfolio Manager's salary and annual bonus are paid in cash. BGFA also operates a mandatory bonus deferral plan for employees whose bonuses exceed certain thresholds which generally becomes payable three years after grant. One half of the mandatory deferral award is "notionally invested" in funds managed by BGI, and the other half is provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus, the value of the final award may be increased or decreased over the three-year period. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees (within the meaning of ERISA Section 401(a))" as so specified under the terms of BGI's Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.

If a Portfolio Manager is part of a select group of management or highly compensated employees and is designated by the plan administrators (in their discretion) to be eligible for participation in BGI's Voluntary Levered Alpha Participation Plan ("VLAPP"), the Portfolio Manager may elect to defer a portion of his or her bonus under VLAPP. Under this plan, the Portfolio Manager would receive an award corresponding to the deferred bonus portion if he or she voluntarily elects in advance to defer. VLAPP awards generally vest after three years. The award will be "notionally invested" in a fund(s) managed by BGI over the three-year period, and the return on that notional investment will determine the final award amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by a factor of two (2) for the sole purpose of determining the return on the award's notional investment.

Starting in 2008, Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Levered Alpha Participation Plan ("LAPP"). Under LAPP, these awards are determined annually, and generally vest in three equal installments over three years. Each vested installment is paid out upon vesting. At the option of the plan administrators, the award may be "notionally invested" in a fund(s) managed by BGI. If notionally invested, the return on that notional investment during the relevant vesting period will determine the award payout amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by the factor specified by the plan administrators at the time of the award grant for the sole purpose of determining the return on the award's notional investment.

Prior to December 31, 2007, portfolio managers were eligible for selection, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under the CEP, these awards were determined annually, and were generally scheduled to vest after two years. At the option of the CEP administrators, the award may be "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award was not notionally invested, the original award amount will be paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of the dates indicated below, the Portfolio Managers beneficially owned shares of the Funds, for which they were/are primarily responsible for the day-to-day management, in the amounts reflected in the following tables:

LEE STERNE (AS OF 2/29/08)
                                                                              DOLLAR RANGE
                                         --------------------------------------------------------------------------------------
                                                                    $10,001       $50,001      $100,001      $500,001      OVER
                                          NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                     ------    ------------    ---------    ----------    ----------    ----------    -----
iShares JPMorgan USD Emerging               X
  Markets Bond
 Fund
iShares Lehman 1-3 Year Credit Bond         X
  Fund
iShares Lehman 1-3 Year Treasury                                                     X
  Bond Fund
iShares Lehman 3-7 Year Treasury                                                     X
  Bond Fund
iShares Lehman 7-10 Year Treasury           X
  Bond Fund
iShares Lehman 10-20 Year Treasury          X
  Bond Fund
iShares Lehman 20+ Year Treasury            X
  Bond Fund
iShares Lehman Aggregate Bond Fund          X
iShares Lehman Credit Bond Fund             X
iShares Lehman Government/Credit            X
  Bond Fund
iShares Lehman Intermediate Credit          X
  Bond Fund
iShares Lehman Intermediate                 X
  Government/Credit
 Bond Fund
iShares Lehman MBS Bond Fund                X
iShares Lehman Short Treasury Bond          X
  Fund
iShares Lehman TIPS Bond Fund                            X
iShares iBoxx $ High Yield Corporate        X
  Bond Fund
iShares iBoxx $ Investment Grade            X
  Corporate Bond
 Fund
iShares S&P California Municipal            X
  Bond Fund
iShares S&P National Municipal Bond         X
  Fund
iShares S&P New York Municipal Bond         X
  Fund

JERMAINE PIERRE (AS OF 2/29/08)
                                                                             DOLLAR RANGE
                                        --------------------------------------------------------------------------------------
                                                                   $10,001       $50,001      $100,001      $500,001      OVER
                                         NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                    ------    ------------    ---------    ----------    ----------    ----------    -----
iShares Lehman 1-3 Year Credit Bond        X
  Fund
iShares Lehman 1-3 Year Treasury           X
  Bond Fund
iShares Lehman 3-7 Year Treasury           X
  Bond Fund
iShares Lehman 7-10 Year Treasury          X
  Bond Fund
iShares Lehman 10-20 Year Treasury         X
  Bond Fund
iShares Lehman 20+ Year Treasury           X
  Bond Fund
iShares Lehman Aggregate Bond Fund         X
iShares Lehman Credit Bond Fund            X
iShares Lehman Government/Credit           X
  Bond Fund
iShares Lehman Intermediate Credit         X
  Bond Fund
iShares Lehman Intermediate                X
  Government/Credit
 Bond Fund
iShares Lehman MBS Bond Fund               X
iShares Lehman Short Treasury Bond         X
  Fund
iShares Lehman TIPS Bond Fund              X

MITCHELL HANDA (AS OF 3/31/08)
                                                                             DOLLAR RANGE
                                        --------------------------------------------------------------------------------------
                                                                   $10,001       $50,001      $100,001      $500,001      OVER
                                         NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                    ------    ------------    ---------    ----------    ----------    ----------    -----
iShares Lehman 1-3 Year Credit Bond        X
  Fund
iShares Lehman 1-3 Year Treasury           X
  Bond Fund
iShares Lehman 3-7 Year Treasury           X
  Bond Fund
iShares Lehman 7-10 Year Treasury          X
  Bond Fund
iShares Lehman 10-20 Year Treasury         X
  Bond Fund
iShares Lehman 20+ Year Treasury           X
  Bond Fund
iShares Lehman Aggregate Bond Fund         X
iShares Lehman Credit Bond Fund            X
iShares Lehman Government/Credit           X
  Bond Fund
iShares Lehman Intermediate Credit         X
  Bond Fund
iShares Lehman Intermediate                X
  Government/Credit
 Bond Fund
iShares Lehman MBS Bond Fund               X
iShares Lehman Short Treasury Bond         X
  Fund
iShares Lehman TIPS Bond Fund              X

JEFF LENAMON (AS OF 3/31/08)
                                                                       DOLLAR RANGE
                                        --------------------------------------------------------------------------
                                                                 $10,001      $50,001   $100,001   $500,001   OVER
                                         NONE     $1 TO $10K     TO $50K     TO $100K   TO $500K    TO $1M    $1M
FUND                                    ------   ------------   ---------   ---------- ---------- ---------- -----
iShares Lehman 1-3 Year Credit Bond        X
  Fund
iShares Lehman Aggregate Bond Fund         X
iShares Lehman Credit Bond Fund            X
iShares Lehman Government/Credit           X
  Bond Fund
iShares Lehman Intermediate Credit         X
  Bond Fund
iShares Lehman Intermediate                X
  Government/Credit
 Bond Fund
iShares iBoxx $ High Yield Corporate       X
  Bond Fund
iShares iBoxx $ Investment Grade           X
  Corporate Bond
 Fund

JOEL SILVA (AS OF 2/29/08)
                                                                              DOLLAR RANGE
                                         --------------------------------------------------------------------------------------
                                                                    $10,001       $50,001      $100,001      $500,001      OVER
                                          NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                     ------    ------------    ---------    ----------    ----------    ----------    -----
iShares Lehman 1-3 Year Credit Bond         X
  Fund
iShares Lehman Aggregate Bond Fund          X
iShares Lehman Credit Bond Fund             X
iShares Lehman Government/Credit            X
  Bond Fund
iShares Lehman Intermediate Credit          X
  Bond Fund
iShares Lehman Intermediate                 X
  Government/Credit
 Bond Fund
iShares iBoxx $ High Yield Corporate        X
  Bond Fund
iShares iBoxx $ Investment Grade            X
  Corporate Bond
 Fund
iShares S&P California Municipal            X
  Bond Fund
iShares S&P National Municipal Bond         X
  Fund
iShares S&P New York Municipal Bond         X
  Fund

TERESA KONG (AS OF 2/29/08)
                                                                       DOLLAR RANGE
                                  --------------------------------------------------------------------------------------
                                                             $10,001       $50,001      $100,001      $500,001      OVER
                                   NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                              ------    ------------    ---------    ----------    ----------    ----------    -----
iShares JPMorgan USD Emerging        X
  Markets Bond
 Fund

CODES OF ETHICS. The Trust, BGFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent for the Funds. State Street's principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to an Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as a transfer agent for each Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee.

The following table sets forth the administration, transfer agency and custodian expenses of each Fund for the fiscal years noted:

                                               CUSTODY,               CUSTODY,               CUSTODY,
                                           ADMINISTRATION &       ADMINISTRATION &       ADMINISTRATION &
                                               TRANSFER               TRANSFER               TRANSFER
                                            AGENCY EXPENSES        AGENCY EXPENSES       AGENCY EXPENSES
                                              FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
FUND                                          ENDED 2008             ENDED 2007             ENDED 2006
-------------------------------------     ------------------     ------------------     -----------------
iShares JPMorgan USD Emerging
Markets Bond
 Fund                                          $    544               $    N/A               $    N/A
iShares Lehman 1-3 Year Credit Bond               7,253                    312                 N/A
  Fund
iShares Lehman 1-3 Year Treasury                404,433                334,617                336,168
  Bond Fund
iShares Lehman 3-7 Year Treasury                  9,102                    346                 N/A
  Bond Fund
iShares Lehman 7-10 Year Treasury               124,538                106,990                 94,212
  Bond Fund
iShares Lehman 10-20 Year Treasury
Bond
 Fund                                             3,021                    437                 N/A
iShares Lehman 20+ Year Treasury                 93,547                 93,765                 80,617
  Bond Fund
iShares Lehman Aggregate Bond Fund              460,478                325,006                244,118
iShares Lehman Credit Bond Fund                   3,000                    141                 N/A
iShares Lehman Government/Credit Bond
 Fund                                             3,784                    418                 N/A
iShares Lehman Intermediate Credit
Bond
 Fund                                             4,041                    200                 N/A

                                               CUSTODY,               CUSTODY,               CUSTODY,
                                           ADMINISTRATION &       ADMINISTRATION &       ADMINISTRATION &
                                               TRANSFER               TRANSFER               TRANSFER
                                            AGENCY EXPENSES        AGENCY EXPENSES       AGENCY EXPENSES
                                              FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
FUND                                          ENDED 2008             ENDED 2007             ENDED 2006
-------------------------------------     ------------------     ------------------     -----------------
iShares Lehman Intermediate
Government/
 Credit Bond Fund                                 5,419                    364                 N/A
iShares Lehman MBS Bond Fund                     13,145                  N/A                   N/A
iShares Lehman Short Treasury Bond               21,738                    447                 N/A
  Fund
iShares Lehman TIPS Bond Fund                   245,821                259,411               234,725
iShares iBoxx $ High Yield Corporate
Bond
 Fund                                             7,701                  N/A                   N/A
iShares iBoxx $ Investment Grade
Corporate
 Bond Fund                                      159,938                171,031               210,397
iShares S&P California Municipal                  3,726                  N/A                   N/A
  Bond Fund
iShares S&P National Municipal Bond              10,524                  N/A                   N/A
  Fund
iShares S&P New York Municipal Bond               3,395                  N/A                   N/A
  Fund

DISTRIBUTOR. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the applicable Prospectus and below in the PURCHASE AND ISSUANCE OF CREATION UNITS section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company ("DTC") participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

The following table sets forth the compensation paid by BGFA to the Distributor for certain services, not primarily intended to result in the sale of Fund shares, provided to each Fund during the fiscal years noted:

                                              COMPENSATION PAID            COMPENSATION PAID           COMPENSATION PAID
                 FUND                      FISCAL YEAR ENDED 2008       FISCAL YEAR ENDED 2007       FISCAL YEAR ENDED 2006
-------------------------------------     ------------------------     ------------------------     -----------------------
iShares JPMorgan USD Emerging             $ 13,550                     $ N/A                        $ N/A
 Markets Bond Fund
iShares Lehman 1-3 Year Credit Bond               50,906                        9,384                         N/A
 Fund
iShares Lehman 1-3 Year Treasury                  50,906                       45,562                       38,817
 Bond Fund
iShares Lehman 3-7 Year Treasury                  50,906                        9,384                         N/A
 Bond Fund
iShares Lehman 7-10 Year Treasury                 50,906                       45,562                       38,817
 Bond Fund
iShares Lehman 10-20 Year Treasury                50,906                        9,384                         N/A
 Bond Fund
iShares Lehman 20+ Year Treasury                  50,906                       45,562                       38,817
 Bond Fund
iShares Lehman Aggregate Bond Fund                50,906                       45,562                       38,817
iShares Lehman Credit Bond Fund                   50,906                        9,384                         N/A
iShares Lehman Government/Credit                  50,906                        9,384                         N/A
 Bond Fund
iShares Lehman Intermediate Credit                50,906                        9,384                         N/A
 Bond Fund
iShares Lehman Intermediate                       50,906                        9,384                         N/A
 Government/Credit Bond Fund
iShares Lehman MBS Bond Fund                      50,906                         N/A                          N/A
iShares Lehman Short Treasury Bond                50,906                        9,384                         N/A
 Fund
iShares Lehman TIPS Bond Fund                     50,906                       45,562                       38,817
iShares iBoxx $ High Yield Corporate              46,789                         N/A                          N/A
 Bond Fund
iShares iBoxx $ Investment Grade                  50,906                       45,562                       38,817
 Corporate Bond Fund
iShares S&P California Municipal Bond             22,379                         N/A                          N/A
 Fund
iShares S&P National Municipal Bond               26,661                         N/A                          N/A
 Fund
iShares S&P New York Municipal Bond               22,379                         N/A                          N/A
 Fund

Brokerage Transactions
BGFA assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed-income securities for a Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs.

There were no brokerage commissions paid on behalf of each Fund for the fiscal years ended the dates indicated, February 28, 2007 and February 28, 2006.

The following table sets forth the names of the Funds' "regular broker dealers," as defined under the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the applicable Fund's fiscal year ended the dates indicated:

                                                                               MARKET VALUE
FUND                                   ISSUER                                  OF INVESTMENT
------------------------------------   ------------------------------------   --------------
iShares Lehman 1-3 Year Credit Bond    Goldman Sachs Group, Inc. (The)         $  8,008,380
  Fund
                                       Merrill Lynch & Co., Inc.                  5,235,589
                                       Bank of America Corp.                      5,228,724
                                       Lehman Brothers Holdings, Inc.             4,943,024
                                       Morgan Stanley                             4,393,313
                                       Credit Suisse Group                     $  3,919,137
                                       JPMorgan Chase & Co.                       3,632,797
                                       Bear Stearns Companies, Inc. (The)         3,115,619
                                       Deutsche Bank AG                           2,573,017
                                       UBS AG                                     1,538,311
iShares Lehman Aggregate Bond Fund     Bank of America Corp.                   $ 81,523,880
                                       Morgan Stanley                            63,397,533
                                       Goldman Sachs Group, Inc. (The)           48,883,027
                                       Merrill Lynch & Co., Inc.                 47,223,765
                                       JPMorgan Chase & Co.                    $ 43,691,511
                                       Lehman Brothers Holdings, Inc.            41,018,505
                                       Credit Suisse Group                       22,704,808
                                       Deutsche Bank AG                          13,192,958
iShares Lehman Credit Bond Fund        Goldman Sachs Group, Inc. (The)         $  1,687,551
                                       Bank of America Corp.                      1,142,162
                                       Lehman Brothers Holdings, Inc.             1,136,838

                                                                              MARKET VALUE
FUND                                  ISSUER                                  OF INVESTMENT
-----------------------------------   ------------------------------------   --------------
                                      JPMorgan Chase & Co.                      1,090,034
                                      Morgan Stanley                              904,350
                                      Merrill Lynch & Co., Inc.                   689,259
                                      Bear Stearns Companies, Inc. (The)          393,169
                                      Credit Suisse Group                         331,039
                                      Deutsche Bank AG                            315,242
iShares Lehman Government/Credit      Goldman Sachs Group, Inc. (The)         $   555,586
  Bond Fund
                                      Bank of America Corp.                       510,118
                                      JPMorgan Chase & Co.                        505,617
                                      Morgan Stanley                              302,580
                                      Merrill Lynch & Co., Inc.                   257,137
                                      Lehman Brothers Holdings, Inc.              256,423
                                      Credit Suisse Group                         110,346
                                      Deutsche Bank AG                            105,968
                                      Bear Stearns Companies, Inc. (The)           91,989
iShares Lehman Intermediate Credit    Goldman Sachs Group, Inc. (The)         $ 5,365,386
  Bond Fund
                                      Bank of America Corp.                     5,153,076
                                      JPMorgan Chase & Co.                      4,647,093
                                      Morgan Stanley                            3,935,541
                                      Lehman Brothers Holdings, Inc.            2,736,078
                                      Credit Suisse Group                       2,189,004
                                      Bear Stearns Companies, Inc. (The)        2,024,632
                                      Merrill Lynch & Co., Inc.                 1,661,827
                                      Deutsche Bank AG                          1,351,086
iShares Lehman Intermediate           Bank of America Corp.                   $ 1,825,007
  Government/Credit Bond Fund
                                      Goldman Sachs Group, Inc. (The)           1,485,352
                                      Morgan Stanley                            1,309,048
                                      JPMorgan Chase & Co.                      1,195,347
                                      Lehman Brothers Holdings, Inc.              832,156
                                      Credit Suisse Group                         752,362
                                      Merrill Lynch & Co., Inc.                   733,159
                                      Bear Stearns Companies, Inc. (The)          510,538
                                      UBS AG                                      472,137
                                      Deutsche Bank AG                            317,903
iShares iBoxx $ Investment Grade      Lehman Brothers Holdings, Inc.          $98,001,958
  Corporate Bond Fund
                                      Goldman Sachs Group, Inc. (The)          97,610,011
                                      JPMorgan Chase & Co.                     97,583,182
                                      Deutsche Bank AG                         69,077,681
                                      Merrill Lynch & Co., Inc.                66,736,739
                                      Morgan Stanley                           66,265,408
                                      Bank of America Corp.                    64,968,834
                                      Bear Stearns Companies, Inc. (The)       62,074,485
                                      Credit Suisse Group                      43,100,374

The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BGFA manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BGFA may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BGFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. The portfolio turnover rate for each Treasury Fund and the iShares Lehman TIPS Bond Fund is expected to be under 50% and for the iShares iBoxx $ Investment Grade Corporate Bond Fund is expected to be approximately 70%. The portfolio turnover rate for each of the Credit Bond Funds and Government/Credit Bond Funds is expected to be approximately 30%. The portfolio turnover rate for each of the Municipal Bond Funds is expected to be approximately 25%. The portfolio turnover rate for the iShares iBoxx $ High Yield Corporate Bond Fund is expected to be 70%. The portfolio turnover rate for the iShares JPMorgan USD Emerging Markets Bond Fund is expected to be 12%. The portfolio turnover rate for that portion of each of the iShares Lehman Aggregate Bond Fund and iShares Lehman MBS Bond Fund invested through TBA transactions is expected to be substantially higher because TBA positions are rolled every month. Higher turnover rates would likely result in comparatively greater transaction costs.

The table below sets forth the portfolio turnover rates of each Fund for the fiscal years noted:

                                           FISCAL YEAR ENDED       FISCAL YEAR ENDED
FUND                                       FEBRUARY 29, 2008       FEBRUARY 28, 2007
-------------------------------------     -------------------     ------------------
iShares JPMorgan USD Emerging                       10%                 N/A
  Markets Bond Fund
iShares Lehman 1-3 Year Credit Bond                 64%              13%
  Fund
iShares Lehman 1-3 Year Treasury                    76%              64%
  Bond Fund
iShares Lehman 3-7 Year Treasury                    41%               2%
  Bond Fund
iShares Lehman 7-10 Year Treasury                   40%              45%
  Bond Fund
iShares Lehman 10-20 Year Treasury                  22%               0%
  Bond Fund
iShares Lehman 20+ Year Treasury                    26%              25%
  Bond Fund
iShares Lehman Aggregate Bond Fund                 458%/1/          483%/1/
iShares Lehman Credit Bond Fund                     34%               4%
iShares Lehman Government/Credit                    36%              10%
  Bond Fund
iShares Lehman Intermediate Credit                  28%               4%
  Bond Fund
iShares Lehman Intermediate                         30%               2%
  Government/Credit Bond Fund
iShares Lehman MBS Bond Fund                     1,038%/1/              N/A
iShares Lehman Short Treasury Bond                 176%              30%
  Fund
iShares Lehman TIPS Bond Fund                       10%              17%
iShares iBoxx $ High Yield Corporate                55%                 N/A
  Bond Fund
iShares iBoxx $ Investment Grade                    95%              89%
  Corporate Bond Fund
iShares S&P California Municipal                    19%                 N/A
  Bond Fund
iShares S&P National Municipal Bond                  8%                 N/A
  Fund
iShares S&P New York Municipal Bond                 17%                 N/A
  Fund

-------
/1/Portfolio turnover rate includes TBA transactions, as described above.

Additional Information Concerning the Trust
SHARES. The Trust currently is comprised of more than 130 funds. The Trust issues shares of beneficial interests in each Fund with no par value. The Board may designate additional iShares funds.

Each share issued by a fund has a PRO RATA interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund, or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund's shares, a holder of shares may be a "control person" of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 24, 2008, the Board of Trustees may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more Funds commencing operations after September 24, 2008 (each a "New Fund") to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions (collectively "merge") with, to or into another New Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a fund and beneficial owners of 10% of the shares of a fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC's rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

TERMINATION OF THE TRUST OR A FUND. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or such Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.

DTC AS SECURITIES DEPOSITORY FOR SHARES OF THE FUNDS. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the American Stock Exchange and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units
GENERAL. The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" with respect to each Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, (as observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT. The consideration for purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (I.E., the Deposit Securities), which constitutes an optimized representation of the securities of the relevant Fund's Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.

For certain Funds, the portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities a Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by a Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The function of the cash component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (I.E., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (I.E., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

BGFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the (subject to amendments) applicable Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day).

Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities changes pursuant to the changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the relevant Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Fund's relevant Underlying Index.

The Trust may require the substitution of an amount of cash (I.E., a "cash-in-lieu" amount) to replace any Deposit Security of the iShares Lehman Aggregate Bond Fund and iShares Lehman MBS Bond Fund that is a TBA transaction. The amount of cash contributed will be equivalent to the price of the TBA transaction listed as a Deposit Security.

The Trust reserves the right to permit or require the substitution of a "cash in-lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (as discussed below), or the Federal Reserve System for U.S. Treasury securities. The Trust also reserves the right to permit or require a "cash-in-lieu" amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Underlying Index or resulting from certain corporate actions.

PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund, an entity must be: (i) a "Participating Party," I.E., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC, or (ii) a DTC Participant (see the BOOK-ENTRY ONLY SYSTEM section), and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Except as described below, all orders to create Creation Units of a Fund must be received by the Distributor no later than the closing time of the regular trading session of the applicable Listing Exchange ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of shares of each Fund as next determined on such date after receipt of the order in proper form. Orders to create Creation Units of the iShares Lehman Aggregate Bond Fund and iShares Lehman MBS Bond Fund and orders requesting substitution of a "cash-in-lieu" amount generally must be received by the Distributor no later than 2:00 p.m. Eastern time. On days when a Listing Exchange or the bond markets close earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday), orders to create a Creation Unit of the iShares Lehman Aggregate Bond Fund and iShares Lehman MBS Bond Fund and orders requesting substitution of a "cash-in-lieu" amount must be received by the Distributor no later than 11:00 a.m. Eastern time. In addition, orders to purchase shares of the iShares Lehman Aggregate Bond Fund and iShares Lehman MBS Bond Fund will not be accepted on any day when the bond markets are closed. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (E.G., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor's broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers has executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities.

PLACEMENT OF CREATION ORDERS FOR THE FUNDS. Fund Deposits must be delivered through the Federal Reserve System (for cash and government securities) and through DTC (for corporate and municipal securities) by an Authorized Participant. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 3:00 p.m., Eastern time, on the Settlement Date. The "Settlement Date" for all Funds (other than the iShares Lehman TIPS Bond Fund and the iShares JPMorgan USD Emerging Markets Bond Fund) is generally the third business day after the Transmittal Date. The Settlement Date for the iShares Lehman TIPS Bond Fund is generally the first business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street no later than 3:00 p.m., Eastern time, on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units of the Funds may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 110%, of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit").

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with State Street by 3:00 p.m., Eastern time, on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 3:00 p.m. on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to each Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110%, of the daily marked to market value of the missing Deposit Securities. In the event of a failure to deliver the missing Deposit Securities the Trust may buy securities according to industry standards and procedures. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities, on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by State Street or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

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


PLACEMENT OF CREATION ORDERS FOR THE ISHARES JPMORGAN USD EMERGING MARKETS BOND FUND. Fund Deposits in connection with the iShares JPMorgan USD Emerging Markets Bond Fund will not be made either through the Clearing Process or through DTC. For the Fund, State Street shall maintain a central depository account, such as with Euroclear or DTC, or cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Units must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the applicable Listing Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern Time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.

To the extent contemplated by the applicable Participant Agreement, Creation Units of the iShares JPMorgan USD Emerging Markets Bond Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 110%, which BGFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

ACCEPTANCE OF ORDERS FOR CREATION UNITS. The Trust reserves the absolute right to reject or revoke acceptance of a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by BGFA, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, State Street, the Distributor and BGFA make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC's Continuous Net Settlement, Federal Reserve, State Street or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, State Street, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. A purchase transaction fee is imposed for the transfer and other transaction costs of the Funds associated with the issuance of Creation Units of shares. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed an additional variable charge for cash purchases on the "cash-in-lieu" portion of its investment up to a maximum additional variable charge as indicated in the table below. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The following tables set forth the standard creation transaction fee for each Fund:

                                          STANDARD CREATION      MAXIMUM ADDITIONAL VARIABLE
FUND                                       TRANSACTION FEE                 CHARGE*
-------------------------------------    -------------------    ----------------------------
iShares JPMorgan USD Emerging                    $200                        3.0%
  Markets Bond Fund
iShares Lehman 1-3 Year Credit Bond              $500                        3.0%
  Fund
iShares Lehman 1-3 Year Treasury                 N/A                        N/A
  Bond Fund
iShares Lehman 3-7 Year Treasury                 $500                        3.0%
  Bond Fund
iShares Lehman 7-10 Year Treasury                N/A                        N/A
  Bond Fund
iShares Lehman 10-20 Year Treasury               $500                        3.0%
  Bond Fund
iShares Lehman 20+ Year Treasury                 N/A                        N/A
  Bond Fund
iShares Lehman Credit Bond Fund                  $500                        3.0%
iShares Lehman Government/Credit                 $500                        3.0%
  Bond Fund
iShares Lehman Intermediate Credit               $500                        3.0%
  Bond Fund
iShares Lehman Intermediate                      $500                        3.0%
  Government/Credit Bond Fund
iShares Lehman Short Treasury Bond               $500                        3.0%
  Fund
iShares Lehman TIPS Bond Fund                    N/A                        N/A
iShares iBoxx $ High Yield Corporate             $500                        3.0%
  Bond Fund
iShares iBoxx $ Investment Grade                 $500                        3.0%
  Corporate Bond Fund
iShares S&P California Municipal                 $500                        3.0%
  Bond Fund
iShares S&P National Municipal Bond              $500                        3.0%
  Fund
iShares S&P New York Municipal Bond              $500                        3.0%
  Fund
iShares Lehman Aggregate Bond Fund**             $500                        3.0%
iShares Lehman MBS Bond Fund***                  $500                        3.0%

-------
*     As a percentage of the amount invested.
**    Cash and in-kind purchases are permitted.
***   Cash only purchases are permitted.

REDEMPTION OF SHARES IN CREATION UNITS. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund only on a Business Day. A Fund will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to each Fund, BGFA, through the NSCC, makes available immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the fund securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund securities ("Fund Securities") received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities - as announced on the Business Day of the request for redemption received in proper form - plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee below. Notwithstanding the foregoing, the Trust will substitute a "cash-in-lieu" amount to replace any Fund Security of the iShares Lehman Aggregate Bond Fund or iShares Lehman MBS Bond Fund that is a TBA transaction. The amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular securities included in the Fund applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming Beneficial Owner that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (i) for any period during which the applicable Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the applicable Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of such Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Funds. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. Where the Trust permits in-kind redemptions, the redeeming investor will be assessed an additional variable charge on the cash-in-lieu portion of its redemption proceeds, up to a maximum additional variable charge as indicated in the table below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The following tables set forth the standard redemption transaction fee for each Fund:

                                       STANDARD REDEMPTION   MAXIMUM ADDITIONAL VARIABLE
FUND                                     TRANSACTION FEE*              CHARGE*
------------------------------------- --------------------- ----------------------------
iShares JPMorgan USD Emerging                  $200                      2.0%
  Markets Bond Fund
iShares Lehman 1-3 Year Credit Bond            $500                      2.0%
  Fund
iShares Lehman 1-3 Year Treasury               N/A                      N/A
  Bond Fund
iShares Lehman 3-7 Year Treasury               $500                      2.0%
  Bond Fund
iShares Lehman 7-10 Year Treasury              N/A                      N/A
  Bond Fund
iShares Lehman 10-20 Year Treasury             $500                      2.0%
  Bond Fund
iShares Lehman 20+ Year Treasury               N/A                      N/A
  Bond Fund
iShares Lehman Credit Bond Fund                $500                      2.0%
iShares Lehman Government/Credit               $500                      2.0%
  Bond Fund
iShares Lehman Intermediate Credit             $500                      2.0%
  Bond Fund
iShares Lehman Intermediate                    $500                      2.0%
  Government/Credit Bond Fund
iShares Lehman Short Treasury Bond             $500                      2.0%
  Fund
iShares Lehman TIPS Bond Fund                  N/A                      N/A
iShares iBoxx $ High Yield Corporate           $500                      2.0%
  Bond Fund
iShares iBoxx $ Investment Grade               $500                      2.0%
  Corporate Bond Fund
iShares S&P California Municipal               $500                      2.0%
  Bond Fund
iShares S&P National Municipal Bond            $500                      2.0%
  Fund
iShares S&P New York Municipal Bond            $500                      2.0%
  Fund
iShares Lehman Aggregate Bond Fund**           $500                      2.0%
iShares Lehman MBS Bond Fund***                $500                      2.0%

-------
*     As a percentage of the amount invested.
**    Cash and in-kind purchases are permitted.
***   Cash only purchases are permitted.

PLACEMENT OF REDEMPTION ORDERS FOR THE FUNDS. To be eligible to place redemption orders for Creation Units of the Funds (other than the iShares JPMorgan USD Emerging Markets Bond Fund) an entity must be a DTC Participant that has executed a Participant Agreement and have the ability to transact through the Federal Reserve System. An order to redeem Creation

Units is deemed received by the Trust on the Transmittal Date if (i) such order is received no later than 4:00 p.m., Eastern time, on such Transmittal Date, except as described below; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 3:00 p.m., Eastern time, on the Settlement Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Orders to redeem Creation Units of the iShares Lehman Aggregate Bond Fund and iShares Lehman MBS Bond Fund or orders requesting substitution of a "cash-in-lieu" amount generally must be received no later than 2:00 p.m. Eastern time. On days when a Listing Exchange or the bond markets close earlier than normal, the Funds may require orders to redeem Creation Units to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday) orders to redeem a Creation Unit of the iShares Lehman Aggregate Bond Fund and iShares Lehman MBS Bond Fund and orders requesting substitution of a "cash-in-lieu" amount must be received by the Distributor no later than 11:00 a.m. Eastern time. In addition, orders to redeem shares of the iShares Lehman Aggregate Bond Fund will not be accepted on any day when the bond markets are closed. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date.

To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Transfer Agent, on behalf of the Fund, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral having a value (marked to market daily) at least equal to 110% of the value of the missing shares. The current procedures for collateralization of missing shares require, among other things, that any collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by State Street and marked to market daily, and that the fees of State Street in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under Determination of NAV, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant by the specified time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to State Street prior to 3:00 p.m. Eastern time on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. A redemption order must be submitted in proper form. If the requisite number of shares of the relevant Fund are not delivered by 3:00 p.m. Eastern time on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in the amount of 110% of the missing shares (marked-to-market daily).

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

PLACEMENT OF REDEMPTION ORDERS FOR THE JPMORGAN USD EMERGING MARKETS BOND FUND. Orders to redeem Creation Units of the iShares JPMorgan USD Emerging Markets Bond Fund must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Units of the Fund is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 10:00 a.m., Eastern Time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

In connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund's Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value (marked-to-market daily) at least equal to 110%, which BGFA may change from time to time, of the value of the missing shares.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by State Street and marked to market daily, and that the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Trust, on behalf of the Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to State Street by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to State Street prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. If, however, a redemption order is submitted to State Street by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (I.E., the Business Day on which the shares of the Fund are delivered through DTC to State Street by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the Portfolio Securities of the Fund may trade on the relevant exchange(s) on days that the Listing Exchange for the Foreign Fund is closed or are otherwise not Business Days for the Fund, stockholders may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Listing Exchange for the Fund, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

REGULAR HOLIDAYS. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (E.G., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar years 2008 and 2009 in which the regular holidays affecting the relevant securities markets of the below listed countries are expected to be as follows (please note that these holiday schedules are subject to potential changes in the relevant securities markets):

                   ARGENTINA
------
Jan.1      May 1       Nov. 6
March 20   June 6      Dec. 24
March 21   July 9      Dec. 25
March 31   August 18   Dec. 31
                     BRAZIL
------
Jan.1      March 21    July 9      Dec. 31
Jan.25     April 21    Nov. 20
Feb. 4     May 1       Dec. 24
Feb. 5     May 22      Dec. 25
                     CHILE
------
Jan.1      August 15   Dec. 25
March 21   Sept. 18    Dec. 31
May 1      Sept. 19
May 21     Dec. 8

                     CHINA
------
Jan.1      Feb. 11     May 7       October 6
Jan.21     Feb. 12     May 26      October 7
Feb. 4     Feb. 13     July 4      October
                                   13
Feb. 5     May 1       Sept. 1     Nov. 11
Feb. 6     May 2       October 1   Nov. 27
Feb. 7     May 5       October 2   Dec. 25
Feb. 8     May 6       October 3

                  INDONESIA
------
Jan.1      April 7     Sept. 29    Dec. 25
Jan.10     May 1       October 1   Dec. 26
Jan.11     May 20      October 2   Dec. 29
Feb. 7     July 28     October 3   Dec. 31
March 20   July 30     Dec. 8
March 21   August 18   Dec. 24
March 24   August 4    Dec. 26
                   MALAYSIA
------
Jan.1      March 20    Sept. 1     Dec. 8
Jan.10     May 1       October 1   Dec. 25
Feb. 1     May 19      October 2   Dec. 29
Feb. 6     May 20      October 3
Feb. 7     May 30      October
                       27
Feb. 8     June 7      October
                       28
                    MEXICO
------
Jan.1      March 21    Nov. 20
Feb. 4     May 1       Dec. 12
March 17   Sept. 16    Dec. 25
March 20   Nov. 17
                 PHILIPPINES
------
Jan.1      June 12     Dec. 25
Feb. 25    August 21   Dec. 30
March 20   October 1   Dec. 31
March 21   Dec. 24

                  SINGAPORE
------
Jan.1      May 1       October 1   Dec. 17
Feb. 7     May 19      October     Dec. 25
                       27
Feb. 8     May 20      October
                       28
March 21   August 9    Dec. 8
                 SOUTH AFRICA
--------------------------------------------
Jan.1      May 1       Dec. 25
March 21   June 16     Dec. 26
March 24   Sept. 24
April 28   Dec. 16
                  VENEZUELA
------
Jan.1      May 1       August 18
Feb. 4     May 5       Dec. 8
Feb. 5     May 26      Dec. 25
March 19   June 24
March 20   July 24


2009
                      ARGENTINA
---------------------------------------------------
Jan. 1          May 1        Aug. 17    Dec. 24
April 6         May 25       Oct. 12    Dec. 25
April 9         June 15      Nov. 6     Dec. 31
April 10        July 9       Dec. 8

                       BRAZIL
---------------------------------------------------
Jan. 1          April 10     July 9     Nov. 20
Jan. 20         April 21     Sept. 7    Dec. 24
Feb. 23         May 1        Oct. 12    Dec. 25
Feb. 24         June 11      Nov. 2     Dec. 31

                        CHILE
---------------------------------------------------
Jan. 1          June 8       Dec. 8
April 10        June 29      Dec. 25
May 1           Sept. 18     Dec. 31
May 21          Oct. 12

                        CHINA
---------------------------------------------------
Jan. 1          Feb. 3       Sept. 7    Nov. 26
Jan. 19         Feb. 16      Oct. 1-7   Dec. 25
Jan. 26-30      May 1-7      Oct. 12
Feb. 2          May 25       Nov. 11

                       INDONESIA
---------------------------------------------------
Jan. 1          July 20      Sept. 25
Jan. 26         Aug. 17      Nov. 27
March 26        Sept. 21     Dec. 18
March 27        Sept. 22     Dec. 24
April 10        Sept. 23     Dec. 25
May 21          Sept. 24     Dec. 31

                         MALAYSIA
---------------------------------------------------
Jan. 1          May 1        Sept. 21   Dec. 25
Jan. 26         May 9        Sept. 22
Jan. 27         June 1       Oct. 17
Feb. 2          June 6       Nov. 27
March 9         Aug. 31      Dec. 18

                          MEXICO
---------------------------------------------------
Jan. 1          April 9      Nov. 2
Feb. 2          April 10     Nov. 16
Feb. 5          May 1        Nov. 20
March 16        Sept. 16     Dec. 25

                        PHILIPPINES
---------------------------------------------------
Jan. 1          May 1        Nov. 2     Dec. 30
Feb. 25         June 12      Nov. 30    Dec. 31
April 9         Aug. 21      Dec. 24
April 10        Sept. 21     Dec. 25

                        SINGAPORE
---------------------------------------------------
Jan. 1          May 1        Oct. 17
Jan. 26         May 9        Nov. 27
Jan. 27         Aug. 10      Dec. 25
April 10        Sept. 21

                     SOUTH AFRICA
---------------------------------------------------
Jan. 1          May 1        Dec. 16
April 10        June 16      Dec. 25
April 13        Aug. 10
April 27        Sept. 24

                      VENEZUELA
---------------------------------------------------
Jan. 1          April 9-10   June 24    Dec. 7
Jan. 5          May 1        June 29    Dec. 25
Feb. 23-24      May 25       July 24
March 19        June 15      Oct. 12

            SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2008

  Argentina     03/17/08   03/25/08   8
                03/18/08   03/26/08   8
                03/19/08   03/27/08   8
  China         02/04/08   02/14/08   10
                02/05/08   02/15/08   10
                02/06/08   02/18/08   12
                04/28/08   05/08/08   10
                04/29/08   05/09/08   10
                04/30/08   05/12/08   12
                09/26/08   10/08/08   12
                09/29/08   10/09/08   10
                09/30/08   10/10/08   10
  Indonesia     09/26/08   10/06/08   10
                09/29/08   10/07/08   8
                09/30/08   10/08/08   8
  Mexico        03/14/08   03/24/08   10
  Philippines   12/24/08   01/02/09   9
  Russia*       12/26/07   01/08/08   13
                12/27/07   01/09/08   13

              12/28/07   01/10/08   13
  Turkey      12/04/08   12/12/08   8
              12/05/08   12/15/08   10
  Venezuela   03/14/08   03/24/08   10
              03/17/08   03/25/08   8
              03/18/08   03/26/08   8

-------
* Settlement cycle in Russia is negotiated on a deal by deal basis. Above data reflects a hypothetical T + 3 Cycle Covers market closings that have been confirmed as of 11/1/07. Holidays are subject to change without notice.

Settlement Periods Greater than Seven Days for Year 2009*

ARGENTINA
April 3, 2009       April 11, 2009      8
April 4, 2009       April 12, 2009      8
April 5, 2009       April 13, 2009      8

CHINA
January, 21, 2009   Feb. 4, 2009       14
January 22, 2009    Feb. 5, 2009       14
January 23, 2009    Feb. 6, 2009       14
April 28, 2009      May 8, 2009        10
April 29, 2009      May 11, 2009       10
April 30, 2009      May 12, 2009       12
Sept. 28, 2009      October 8, 2009    12
Sept. 29, 2009      October 9, 2009    10
Sept. 30, 2009      October 13, 2009   13

INDONESIA
Sept. 16, 2009      Sept. 24, 2009     12
Sept. 17, 2009      Sept. 25, 2009     12
Sept. 18, 2009      Sept. 28, 2009     12

PHILIPPINES
Dec. 23, 2009       Jan. 4, 2010       12
Dec. 28, 2009       Jan 5, 2010         8
Dec. 29, 2009       Jan. 6, 2010        8

RUSSIA**
Dec. 29, 2009       Jan. 11, 2010      13
Dec. 30, 2009       Jan. 12, 2010      13
Dec. 31, 2009       Jan. 10, 2010      13

* Settlement dates in the table above have been confirmed as of 6/18/08. Holidays are subject to change without further notice.

** Settlement cycle in Russia is negotiated on a deal by deal basis. Above data reflects a hypothetical T+3 cycle.

Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Regulated Investment Company Qualifications. Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of each Fund's taxable year, (a) at least 50% of the market value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.

Although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in that Fund being subject to state, local, or foreign income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Excise Tax. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Taxation of U.S. Shareholders. Dividends and other distributions by a Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets); distributed amounts exceeding the Municipal Bond Funds' net tax-exempt income may be taxable to the extent of Fund expenses with additional amounts potentially constituting a tax-free return of capital. Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Back-Up Withholding. In certain cases, a Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Sections 351 and 362. The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the IRC, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund's basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Tax-Exempt Interest Income. Dividends paid by the Municipal Bond Funds that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. Each Municipal Bond Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation. Dividends paid by the Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as the Fund properly designates such dividends as exempt-interest dividends.

Individual shareholders of the iShares S&P California Municipal Bond Fund who are subject to California personal income taxation will not be required to include in their California gross income that portion of their federal exempt-interest dividends which the Fund clearly and accurately identifies as directly attributable to interest earned on obligations the interest on which is exempt from California personal income taxation, provided that at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of such obligations. Distributions to individual shareholders derived from interest on Tax-Exempt Securities issued by governmental authorities in states other than California or on other obligations or investments the interest or other income on which is not exempt from California personal income taxation and short-term capital gains will be taxed as dividends for purposes of California personal income taxation. The Fund's long-term capital gains for Federal income tax purposes that are distributed to the shareholders will be taxed as long-term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from a sale or redemption of shares will be recognized in the year of the sale or redemption. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Fund will not be deductible for California personal income tax purposes.

Generally, corporate shareholders of the iShares S&P California Municipal Bond Fund subject to the California franchise tax will be required to include any gain on a sale or redemption of shares and all distributions of exempt interest, capital gains and other taxable income, if any, as income subject to such tax. The Fund will not be subject to California franchise or corporate income tax on interest income or net capital gain distributed to the shareholders. Shares of the Fund will be exempt from local property taxes in California.

The foregoing is a general, abbreviated summary of certain of the provisions of California law presently in effect as it directly governs the taxation of the shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund's transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.

Individual shareholders of the iShares S&P New York Municipal Bond Fund will not be required to include in their gross income for New York State and City purposes any portion of distributions received from the Fund that are directly attributable (i) to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City) or (ii) interest earned on obligations of U.S. possessions or territories that is exempt from state taxation pursuant to federal law, provided that the Fund qualifies as a RIC and satisfies the requirement that at least 50% of its assets at the close of each quarter of its taxable year constitute obligations whose interest is tax-exempt for federal income tax purposes. Distributions from the Fund that are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to individual shareholders as ordinary income.

Shareholders of the iShares S&P New York Municipal Bond Fund that are subject to the New York State corporation franchise tax or the New York City general corporation tax will be required to include exempt-interest dividends paid by the Fund in their "entire net income" for purposes of such taxes and will be required to include their shares of the Fund in their investment capital for purposes of such taxes. Shareholders of the Fund will not be subject to the unincorporated business tax imposed by New York City solely by reason of their ownership of shares in the Fund. Shares of the iShares S&P New York Municipal Bond Fund will not be subject to property taxes imposed by New York State or City.

Interest on indebtedness incurred by shareholders to purchase or carry shares of the iShares S&P New York Municipal Bond Fund generally will not be deductible for New York State personal income tax purposes.

The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of New York State and City presently in effect as they directly govern the taxation of shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Municipal Income transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning New York State and City matters.

Taxation of Certain Derivatives. A Fund's transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the IRC (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

A Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Qualified Dividend Income. Distributions by a Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations but generally not a U.S. real estate investment company ("REITs") and certain foreign corporations (e.g., foreign corporations which are not "passive foreign investment companies" and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the security of which is readily tradable on an established securities market in the U.S.). Under current Internal Revenue Service guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Canada, China, Cyprus, Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Korea, Latvia, Lithuania, Luxembourg, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Philippines, Poland, Portugal, Romania, Russian Federation, Slovak Republic, Slovenia, South Africa, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, United Kingdom and Venezuela. A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the IRC. Dividend received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains.

If you lend your Fund shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income or as qualified dividends. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.

Market Discount. Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Foreign Investments. Income (including, in some cases, capital gains) received by the iShares JPMorgan USD Emerging Markets Bond Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make this election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Original Issue Discount. Special federal income tax rules apply to the inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by the Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount ("OID"). The OID is included in the Fund's gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of the Fund's OID in a taxable year with respect to a bond will increase the Fund's taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in the Fund's income with respect to the bond for the taxable year.

Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders such excess inclusion income may (1) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the Code are Fund shareholders.

Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.

Reporting. If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first. The following Funds had tax basis net capital loss carryforwards as of February 29, 2008, the tax year-end for the Funds listed:

FUND                                   EXPIRING 2012   EXPIRING 2013
------------------------------------- --------------- ---------------
iShares Lehman 1-3 Year Credit Bond     $         -     $         -
 Fund
iShares Lehman 1-3 Year Treasury Bond             -               -
 Fund
iShares Lehman 3-7 Year Treasury Bond             -               -
 Fund
iShares Lehman 7-10 Year Treasury                 -               -
 Bond Fund
iShares Lehman 10-20 Year Treasury                -               -
 Bond Fund
iShares Lehman 20+ Year Treasury Bond     2,218,753               -
 Fund
iShares Lehman Aggregate Bond Fund                -       1,089,293
iShares Lehman Credit Bond Fund                   -               -
iShares Lehman Government/Credit                  -               -
 Bond Fund
iShares Lehman Intermediate Credit                -               -
 Bond Fund
iShares Lehman Intermediate                       -               -
 Government/Credit Bond Fund
iShares Lehman MBS Bond Fund                      -               -
iShares Lehman TIPS Bond Fund                     -       2,389,570
iShares iBoxx $ High Yield Corporate              -               -
 Bond Fund
iShares iBoxx $ Investment Grade                  -       4,185,823
 Corporate Bond Fund
iShares S&P California Municipal Bond             -               -
 Index Fund

FUND                                   EXPIRING 2014   EXPIRING 2015   EXPIRING 2016       TOTAL
------------------------------------- --------------- --------------- --------------- ---------------
iShares Lehman 1-3 Year Credit Bond     $         -    $          -    $     47,437    $      47,437
 Fund
iShares Lehman 1-3 Year Treasury Bond             -      29,230,442               -       29,230,442
 Fund
iShares Lehman 3-7 Year Treasury Bond             -               -          49,307           49,307
 Fund
iShares Lehman 7-10 Year Treasury                 -      16,443,695               -       16,443,695
 Bond Fund
iShares Lehman 10-20 Year Treasury                -               -           2,336            2,336
 Bond Fund
iShares Lehman 20+ Year Treasury Bond     1,105,659       4,724,131       3,444,435       11,492,978
 Fund
iShares Lehman Aggregate Bond Fund        4,420,413      16,516,253      14,768,306       36,794,265
iShares Lehman Credit Bond Fund                   -               -          63,716           63,716
iShares Lehman Government/Credit                  -               -          35,114           35,114
 Bond Fund
iShares Lehman Intermediate Credit                -               -          61,218           61,218
 Bond Fund
iShares Lehman Intermediate                       -               -          34,704           34,704
 Government/Credit Bond Fund
iShares Lehman MBS Bond Fund                      -               -          19,741           19,741
iShares Lehman TIPS Bond Fund               512,591      13,253,242       5,636,312       21,791,715
iShares iBoxx $ High Yield Corporate              -               -         664,085          664,085
 Bond Fund
iShares iBoxx $ Investment Grade          7,993,294      68,185,543      39,603,772      119,968,432
 Corporate Bond Fund
iShares S&P California Municipal Bond             -               -          13,877           13,877
 Index Fund

FUND                                   EXPIRING 2012   EXPIRING 2013   EXPIRING 2014   EXPIRING 2015   EXPIRING 2016   TOTAL
------------------------------------- --------------- --------------- --------------- --------------- --------------- ------
iShares S&P National Municipal Bond         -               -               -               -              6,225      6,225
 Fund
iShares S&P New York Municipal Bond         -               -               -               -                 60         60
 Fund
iShares JPMorgan USD Emerging               -               -               -               -                  -          -
 Markets Bond Fund

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares of a Fund should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements
Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders is delivered with this SAI to shareholders requesting this SAI.

Miscellaneous Information
COUNSEL. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Funds' financial statements, and may perform other services.

SHAREHOLDER COMMUNICATIONS TO THE BOARD. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder;
(ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns share; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

Appendix A

                          DESCRIPTION OF BOND RATINGS
Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

The descriptions below relate to corporate bonds and are not applicable to the other types of securities.

MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

      o  Leading market positions in well established industries.

      o  High rates of return on funds employeds.

      o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken but payments on this obligation are being continued. C is also used for a preferred stock that is in arrears (as well as for junior debt of issuers rated CCC and CC).

D: The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred and not where a default is only expected.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH RATINGS

INVESTMENT GRADE BOND RATINGS

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

HIGH YIELD BOND RATINGS

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, AND C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, AND D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, I.E., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

NOTES TO LONG-TERM AND SHORT-TERM RATINGS

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F-l."

"NR" indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

BGI-SAI-02-1108

ISHARES(Reg. TM) TRUST

Statement of Additional Information


Dated September 1, 2008 (as revised October 30, 2008)

This combined Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectuses (the "Prospectuses") for the following funds of iShares Trust (the "Trust"), as such Prospectuses may be revised or supplemented from time to time:


iShares Cohen & Steers Realty Majors Index Fund iShares Dow Jones EPAC Select Dividend Index Fund iShares Dow Jones Select Dividend Index Fund iShares Dow Jones Transportation Average Index Fund iShares Dow Jones U.S. Aerospace & Defense Index Fund iShares Dow Jones U.S. Basic Materials Sector Index Fund iShares Dow Jones U.S. Broker-Dealers Index Fund iShares Dow Jones U.S. Consumer Goods Sector Index Fund iShares Dow Jones U.S. Consumer Services Sector Index Fund iShares Dow Jones U.S. Energy Sector Index Fund iShares Dow Jones U.S. Financial Sector Index Fund iShares Dow Jones U.S. Financial Services Index Fund iShares Dow Jones U.S. Healthcare Providers Index Fund iShares Dow Jones U.S. Healthcare Sector Index Fund iShares Dow Jones U.S. Home Construction Index Fund iShares Dow Jones U.S. Industrial Sector Index Fund iShares Dow Jones U.S. Insurance Index Fund iShares Dow Jones U.S. Medical Devices Index Fund iShares Dow Jones U.S. Oil Equipment & Services Index Fund iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund iShares Dow Jones U.S. Pharmaceuticals Index Fund iShares Dow Jones U.S. Real Estate Index Fund iShares Dow Jones U.S. Regional Banks Index Fund iShares Dow Jones U.S. Technology Sector Index Fund

iShares Dow Jones U.S. Telecommunications Sector Index Fund iShares Dow Jones U.S. Index Fund (formerly, iShares Dow Jones U.S. Total
  Market Index Fund)
iShares Dow Jones U.S. Utilities Sector Index Fund


iShares FTSE EPRA/NAREIT Asia Index Fund iShares FTSE EPRA/NAREIT Europe Index Fund iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund iShares FTSE EPRA/NAREIT North America Index Fund iShares FTSE NAREIT Industrial/Office Index Fund iShares FTSE NAREIT Mortgage REITs Index Fund iShares FTSE NAREIT Real Estate 50 Index Fund iShares FTSE NAREIT Residential Index Fund iShares FTSE NAREIT Retail Index Fund iShares KLD 400 Social Index Fund iShares KLD Select Social/SM/ Index Fund iShares Morningstar Large Core Index Fund iShares Morningstar Large Growth Index Fund iShares Morningstar Large Value Index Fund iShares Morningstar Mid Core Index Fund iShares Morningstar Mid Growth Index Fund iShares Morningstar Mid Value Index Fund iShares Morningstar Small Core Index Fund iShares Morningstar Small Growth Index Fund

iShares Morningstar Small Value Index Fund


The Prospectuses for the various iShares Funds included in this SAI are dated September 1, 2008. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the Annual Reports of the Trust for the above listed Funds are incorporated by reference into and are deemed to be part of this SAI. A copy of each Prospectus and Annual Report may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. (the "Distributor") at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting WWW.ISHARES.COM.


iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                               TABLE OF CONTENTS


                                           PAGE
                                          -----
General Description of the Trust and         1
  its Funds
Exchange Listing and Trading                 2
Investment Strategies and Risks              3
   Diversification Status                    3
   Lending Portfolio Securities              5
   Repurchase Agreements                     5
   Reverse Repurchase Agreements             5
   Currency Transactions                     5
   Securities of Investment Companies        6
   Foreign Securities                        6
   Illiquid Securities                       7
   Short-Term Instruments and                7
  Temporary Investments
   Futures and Options                       7
   Options on Futures Contracts              7
   Swap Agreements                           8
   Tracking Stocks                           8
   Future Developments                       8
General Considerations and Risks             8
   Risks of Derivatives                      8
   Risks of Equity Securities                9
   Risks of Futures and Options              9
  Transactions
   Risks of Swap Agreements                 10
   Risks of Investing in Non-U.S.           10
  Equity Securities
   Dividend Risk                            10
Proxy Voting Policy                         10
Portfolio Holdings Information              12
Construction and Maintenance of the         13
  Underlying Indexes
Cohen -& Steers Realty Majors Index         13
The Dow Jones Indexes Generally             13
   Dow Jones U.S. Index                     15
   Dow Jones U.S. Basic Materials           15
  Index
   Dow Jones U.S. Consumer Goods            15
  Index
   Dow Jones U.S. Consumer Services         15
  Index
   Dow Jones U.S. Financials Index          15
   Dow Jones U.S. Financial Services        15
  Index
   Dow Jones U.S. Health Care Index         15

                                           PAGE
                                          -----
   Dow Jones U.S. Industrials Index         15
   Dow Jones U.S. Oil & Gas Index           16
   Dow Jones U.S. Real Estate Index         16
   Dow Jones U.S. Select Aerospace &        16
  Defense Index
   Dow Jones U.S. Select Dividend           16
  Index
   Dow Jones U.S. Select Health Care        16
  Providers Index
   Dow Jones U.S. Select Home               16
  Construction Index
   Dow Jones U.S. Select Insurance          16
  Index
   Dow Jones U.S. Select Investment         16
  Services Index
   Dow Jones U.S. Select Medical            17
  Equipment Index
   Dow Jones U.S. Select Oil                17
  Equipment & Services Index
   Dow Jones U.S. Select Oil                17
  Exploration & Production Index
   Dow Jones U.S. Select                    17
  Pharmaceuticals Index
   Dow Jones U.S. Select Regional           17
  Banks Index
   Dow Jones U.S. Technology Index          17
   Dow Jones U.S. Select                    17
  Telecommunications Index
   Dow Jones Transportation Average         17
  Index
   Dow Jones U.S. Utilities Index           17
   Dow Jones EPAC Select Dividend           18
  Index
The FTSE EPRA/NAREIT Indexes                18
  Generally
   FTSE EPRA/NAREIT Global Real             19
  Estate ex-U.S. Index
   FTSE EPRA/NAREIT Europe Index            19
   FTSE EPRA/NAREIT Asia Index              19
   FTSE EPRA/NAREIT North America           19
  Index
The FTSE NAREIT Indexes Generally           19
   FTSE NAREIT Industrial/Office            21
  Index
   FTSE NAREIT Mortgage REITs Index         21
   FTSE NAREIT Real Estate 50 Index         21
   FTSE NAREIT Residential Index            21
   FTSE NAREIT Retail Index                 21
The KLD Indexes                             21
   Domini 400 Social/SM/ Index              21
   KLD Select Social/SM/ Index              22
The Morningstar Indexes Generally           22
   Morningstar Large Core Index             23
   Morningstar Large Growth Index           23
   Morningstar Large Value Index            23

                                           PAGE
                                          -----
   Morningstar Mid Core Index               24
   Morningstar Mid Growth Index             24
   Morningstar Mid Value Index              24
   Morningstar Small Core Index             24
   Morningstar Small Growth Index           25
   Morningstar Small Value Index            25
Investment Limitations                      25
Continuous Offering                         28
Management                                  29
   Trustees and Officers                    29
   Committees of the Board of               32
  Trustees
   Remuneration of Trustees                 34
   Control Persons and Principal            35
  Holders of Securities
Investment Advisory, Administrative         57
  and Distribution Services
   Investment Adviser                       57
   Portfolio Managers                       59
   Codes of Ethics                          64
   Administrator, Custodian and             64
  Transfer Agent
   Distributor                              66
   Index Providers                          68
Brokerage Transactions                      70
Additional Information Concerning           74
  the Trust
   Shares                                   74
   Termination of the Trust or a Fund       75
   DTC as Securities Depository for         75
  Shares of the Funds
Creation and Redemption of Creation         76
  Units
   General                                  76
   Fund Deposit                             76
   Procedures for Creation of               77
  Creation Units
   Placement of Creation Orders for         77
Domestic Funds Using the Clearing
  Process
   Placement of Creation Orders for         78
Domestic Funds Outside the Clearin  g
  Process
   Placement of Creation Orders for         78
  Foreign Funds
   Acceptance of Orders for Creation        79
  Units
   Creation Transaction Fee                 79
   Redemption of Shares in Creation         81
  Units
   Redemption Transaction Fee               81
   Placement of Redemption Orders           82
for Domestic Funds Using the
  Clearing Process

                                           PAGE
                                          -----
   Placement of Redemption Orders           83
for Domestic Funds Outside the
  Clearing Process
   Placement of Redemption Orders           83
  for Foreign Funds
   Regular Holidays                         84
   Redemptions                              88
Taxes                                       88
   Regulated Investment Company             88
  Qualifications
   Taxation of RICs                         89
   Excise Tax                               89
   Net Capital Loss Carryforwards           89
   Funds Holding Foreign Investments        92
   Taxation of U.S. Shareholders            92
   Sales of Shares                          93
   Back-Up Withholding                      93
   Sections 351 and 362                     94
   Taxation of Certain Derivatives          94
   Qualified Dividend Income                94
   Corporate Dividends Received             95
  Deduction
   Excess Inclusion Income                  95
   Foreign Investments                      95
   Passive Foreign Investment               95
  Companies
   Reporting                                96
   Other Taxes                              96
   Taxation of Non-U.S. Shareholders        96
Financial Statements                        97
Miscellaneous Information                   97
   Counsel                                  97
   Independent Registered Public            97
  Accounting Firm
   Shareholder Communications to the        97
  Board

General Description of the Trust and its Funds

The Trust currently consists of more than 130 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the "1933 Act"). This SAI relates to the following funds (each, a "Fund" and collectively, the "Funds"):


      o  iShares Cohen & Steers Realty Majors Index Fund

      o  iShares Dow Jones EPAC Select Dividend Index Fund

      o  iShares Dow Jones Select Dividend Index Fund

      o  iShares Dow Jones Transportation Average Index Fund

      o  iShares Dow Jones U.S. Aerospace & Defense Index Fund

      o  iShares Dow Jones U.S. Basic Materials Sector Index Fund

      o  iShares Dow Jones U.S. Broker-Dealers Index Fund

      o  iShares Dow Jones U.S. Consumer Goods Sector Index Fund

      o  iShares Dow Jones U.S. Consumer Services Sector Index Fund

      o  iShares Dow Jones U.S. Energy Sector Index Fund

      o  iShares Dow Jones U.S. Financial Sector Index Fund

      o  iShares Dow Jones U.S. Financial Services Index Fund

      o  iShares Dow Jones U.S. Healthcare Providers Index Fund

      o  iShares Dow Jones U.S. Healthcare Sector Index Fund

      o  iShares Dow Jones U.S. Home Construction Index Fund

      o  iShares Dow Jones U.S. Industrial Sector Index Fund

      o  iShares Dow Jones U.S. Insurance Index Fund

      o  iShares Dow Jones U.S. Medical Devices Index Fund

      o  iShares Dow Jones U.S. Oil Equipment & Services Index Fund

      o  iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

      o  iShares Dow Jones U.S. Pharmaceuticals Index Fund

      o  iShares Dow Jones U.S. Real Estate Index Fund

      o  iShares Dow Jones U.S. Regional Banks Index Fund

      o  iShares Dow Jones U.S. Technology Sector Index Fund

      o  iShares Dow Jones U.S. Telecommunications Sector Index Fund

      o  iShares Dow Jones U.S. Index Fund

      o  iShares Dow Jones U.S. Utilities Sector Index Fund


      o  iShares FTSE EPRA/NAREIT Asia Index Fund

      o  iShares FTSE EPRA/NAREIT Europe Index Fund

      o  iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund

      o  iShares FTSE EPRA/NAREIT North America Index Fund

      o  iShares FTSE NAREIT Industrial/Office Index Fund

      o  iShares FTSE NAREIT Mortgage REITs Index Fund

      o  iShares FTSE NAREIT Real Estate 50 Index Fund

      o  iShares FTSE NAREIT Residential Index Fund

      o  iShares FTSE NAREIT Retail Index Fund


      o  iShares KLD 400 Social Index Fund

      o  iShares KLD Select Social/SM/ Index Fund

      o  iShares Morningstar Large Core Index Fund

      o  iShares Morningstar Large Growth Index Fund

      o  iShares Morningstar Large Value Index Fund

      o  iShares Morningstar Mid Core Index Fund

      o  iShares Morningstar Mid Growth Index Fund

      o  iShares Morningstar Mid Value Index Fund

      o  iShares Morningstar Small Core Index Fund

      o  iShares Morningstar Small Growth Index Fund


      o  iShares Morningstar Small Value Index Fund

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each, an "Underlying Index") representing publicly-traded equity securities of issuers in a particular broad market, market segment, market sector or group of industries. Each Fund is managed by Barclays Global Fund Advisors ("BGFA" or the "Investment Adviser"), a subsidiary of BGI.

Each Fund offers and issues shares at their net asset value per share ("NAV") only in aggregations of a specified number of shares ("Creation Unit"), generally in exchange for a basket of equity securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The shares described in the applicable Prospectus and this SAI are listed and traded on national securities exchanges such as the American Stock Exchange ("AMEX"), The NASDAQ Stock Market LLC ("Nasdaq") or NYSE Arca, Inc. ("NYSE Arca"). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.

The Trust reserves the right to offer a "cash" option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 110% for domestic funds and 115% for foreign funds, which BGFA may change from time to time, of the market value of the omitted Deposit Securities. See the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Transaction fees for cash creations or redemptions, may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.


Exchange Listing and Trading


A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the SHAREHOLDER INFORMATION section of each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.

Shares of each Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of certain Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available, (iii) the "indicative optimized portfolio value" ("IOPV") of a Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real time update of the Fund's NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.


Investment Strategies and Risks

Each Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in each Fund's portfolio will ordinarily not result in the elimination of the security from a Fund's portfolio.

Each Fund engages in representative sampling, which is investing in a sample of securities selected by BGFA to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are in the relevant Underlying Index.


DIVERSIFICATION STATUS. The following table sets forth the diversification status of each Fund:


DIVERSIFIED FUNDS                         NON-DIVERSIFIED FUNDS
-------------------------------------     -----------------------------------------------------------
iShares Dow Jones Select Dividend         iShares Cohen -& Steers Realty Majors Index Fund
  Index Fund
iShares Dow Jones U.S. Index Fund         iShares Dow Jones EPAC Select Dividend Index Fund
iShares KLD 400 Social Index Fund         iShares Dow Jones Transportation Average Index Fund
iShares KLD Select Social/SM/ Index       iShares Dow Jones U.S. Aerospace & Defense Index Fund
  Fund
iShares Morningstar Mid Core Index        iShares Dow Jones U.S. Basic Materials Sector Index Fund
  Fund
iShares Morningstar Mid Growth Index      iShares Dow Jones U.S. Broker-Dealers Index Fund
  Fund
iShares Morningstar Mid Value Index       iShares Dow Jones U.S. Consumer Goods Sector Index Fund
  Fund
iShares Morningstar Small Core Index      iShares Dow Jones U.S. Consumer Services Sector Index Fund
  Fund
iShares Morningstar Small Growth          iShares Dow Jones U.S. Energy Sector Index Fund
  Index Fund
iShares Morningstar Small Value           iShares Dow Jones U.S. Financial Sector Index Fund
  Index Fund
                                          iShares Dow Jones U.S. Financial Services Index Fund

DIVERSIFIED FUNDS      NON-DIVERSIFIED FUNDS
------------------     ---------------------------------------------------------------------
                       iShares Dow Jones U.S. Healthcare Providers Index Fund
                       iShares Dow Jones U.S. Healthcare Sector Index Fund
                       iShares Dow Jones U.S. Home Construction Index Fund
                       iShares Dow Jones U.S. Industrial Sector Index Fund
                       iShares Dow Jones U.S. Insurance Index Fund
                       iShares Dow Jones U.S. Medical Devices Index Fund
                       iShares Dow Jones U.S. Oil Equipment & Services Index Fund
                       iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund
                       iShares Dow Jones U.S. Pharmaceuticals Index Fund
                       iShares Dow Jones U.S. Real Estate Index Fund
                       iShares Dow Jones U.S. Regional Banks Index Fund
                       iShares Dow Jones U.S. Technology Sector Index Fund
                       iShares Dow Jones U.S. Telecommunications Sector Index Fund
                       iShares Dow Jones U.S. Utilities Sector Index Fund
                       iShares FTSE NAREIT Industrial/Office Index Fund
                       iShares FTSE NAREIT Mortgage REITs Index Fund
                       iShares FTSE NAREIT Real Estate 50 Index Fund
                       iShares FTSE NAREIT Residential Index Fund
                       iShares FTSE NAREIT Retail Index Fund
                       iShares FTSE EPRA/NAREIT Asia Index Fund
                       iShares FTSE EPRA/NAREIT Europe Index Fund
                       iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund
                       iShares FTSE EPRA/NAREIT North America Index Fund
                       iShares Morningstar Large Core Index Fund
                       iShares Morningstar Large Growth Index Fund
                       iShares Morningstar Large Value Index Fund



With respect to 75% of a Fund's total assets, a "diversified" fund is limited by the 1940 Act such that it does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of the fund's total assets may be invested in any manner.

A "non-diversified" fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Index of such a Fund and, consequently, the Fund's investment portfolio. This may adversely affect the Fund's performance or subject the Fund's shares to greater price volatility than that experienced by more diversified investment companies.

Each Fund (whether diversified or non-diversified) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment Company ("RIC") for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "IRC") and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the IRC may limit the investment flexibility of certain Funds and may make it less likely that such Funds will meet their investment objective.

LENDING PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.


Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the "Board" or the "Trustees"). To the extent that the Funds engage in securities lending, BGI acts as securities lending agent for the Funds subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked-to-market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Funds will engage in repurchase agreements only with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund's assets. The Fund's exposure to reverse repurchase agreements will be covered by assets having a value equal to or greater than such commitments. Each Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.


CURRENCY TRANSACTIONS. The Funds do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds' assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.


Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

SECURITIES OF INVESTMENT COMPANIES. Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts ("REITs") to the extent allowed by law. Pursuant to the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

FOREIGN SECURITIES. Each Fund intends to purchase publicly-traded common stocks of foreign issuers. To the extent a Fund invests in stocks of foreign issuers, each Fund's investment in such stocks may be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a foreign issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may be issued by a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Funds will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BGFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general Depositary Receipts must be sponsored, however a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

ILLIQUID SECURITIES. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.


SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BGFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed-time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, "Prime-1" by Moody's Investors Service, Inc. or "A-1" by Standard & Poor's Rating Service, a division of The McGraw-Hill Companies, Inc., or if unrated, of comparable quality as determined by BGFA; (v) non-convertible corporate debt securities (E.G., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

FUTURES AND OPTIONS. Each Fund may enter into futures contracts and options. These futures contracts and options will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will enter into futures contracts and options only on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," each Fund maintains liquid assets in an amount at least equal to each Fund's daily marked-to-market obligation (I.E., each Fund's daily net liability, if any), rather than the contracts' notional value (I.E., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if each Fund set aside assets equal to the futures contracts' full notional value. Each Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase securities indexes when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.


OPTIONS ON FUTURES CONTRACTS. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited.


Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund's existing position in the contract.

SWAP AGREEMENTS. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each Fund.


The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

TRACKING STOCKS. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to "track" the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company's common stock.

FUTURE DEVELOPMENTS. The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks
A discussion of some of the risks associated with an investment in a Fund is contained in the applicable Prospectus.


An investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.


RISKS OF DERIVATIVES. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. A Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

RISKS OF EQUITY SECURITIES. An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general, and other factors that affect securities markets. An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Although most of the securities in the Underlying Indexes are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's shares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.


RISKS OF FUTURES AND OPTIONS TRANSACTIONS. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.


The risk of loss in trading futures contracts or uncovered call options in some strategies (E.G., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.


Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

RISKS OF SWAP AGREEMENTS. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor (E.G., a Fund may not receive the net amount of payments that it contractually is entitled to receive).


RISKS OF INVESTING IN NON-U.S. EQUITY SECURITIES. Certain Funds (iShares Dow Jones EPAC Select Dividend Index Fund, iShares FTSE EPRA/NAREIT Asia Index Fund, iShares FTSE EPRA/NAREIT Europe Index Fund, iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund and iShares FTSE EPRA/NAREIT North America Index Fund) invest a significant portion of their assets in non-U.S. equity securities. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

DIVIDEND RISK. There is no guarantee that the issuer of the stocks held by a Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.


Proxy Voting Policy
ALL FUNDS (OTHER THAN THE ISHARES KLD 400 SOCIAL INDEX FUND AND THE ISHARES KLD SELECT SOCIAL/SM/ INDEX FUND):

The Trust has adopted, as its proxy voting policies for each Fund, the proxy voting guidelines of BGFA, the investment adviser to each Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund's proxy voting guidelines and BGFA's role in implementing such guidelines.


BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a

Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates, or the Distributor or the Distributor's affiliates. When voting proxies, BGFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:



      o Each Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;


      o Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

      o Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.


BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates (if any) or the Distributor or the Distributor's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.


THE ISHARES KLD 400 SOCIAL INDEX FUND AND THE ISHARES KLD SELECT SOCIAL/SM/ INDEX FUND:


The Trust has adopted separate proxy voting guidelines for the iShares KLD 400 Social Index Fund and iShares KLD Select Social/SM/ Index Fund (the "KLD Funds") and has delegated to Institutional Shareholder Services ("ISS") the responsibility for voting proxies on the portfolio securities held by the KLD Funds.

The KLD Funds maintain proxy voting guidelines consistent with the principle that "socially responsible" shareholders are concerned not only with economic returns and sound corporate governance, but also with the ethical behavior of corporations and the social and environmental impact of their actions. With respect to social and environmental matters, the KLD Funds' proxy voting guidelines seek to reflect a broad consensus of the socially responsible investing community. The guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance, consistent with responsibilities to society as a whole. The KLD Funds vote (or refrain from voting) proxies in a manner that is consistent with these principles. In some cases, it may be in the best interest of shareholders of the KLD Funds to refrain from exercising the KLD Funds' proxy voting rights. The KLD Funds' proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. ISS, as proxy voting agent for the KLD Funds, will vote (or refrain from voting) on specific proxy issues in accordance with the KLD Funds' proxy voting guidelines. The guidelines permit ISS to consider certain proposals on a case-by-case basis and to vote on such proposals based on various factors, including an examination of the proposal's merits and consideration of recent and company-specific information. The KLD Funds vote (or refrain from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the KLD Funds, the KLD Funds' affiliates (if any), BGFA or BGFA's affiliates, or the Distributor or the Distributor's affiliates.


With respect to certain specific issues:


o The KLD Funds vote on the election of directors on a case by case basis. The KLD Funds generally oppose slates of director nominees that are not comprised of a majority of independent directors and withhold votes from non-independent directors who sit on key board committees;


o The KLD Funds generally support social, workforce and environmental proposals that promote "good corporate citizenship" while enhancing long term shareholder and stakeholder value and proposals that call for more detailed and comparable reporting of a company's social, workforce and environmental performance; and

o The KLD Funds generally vote against anti-takeover proposals and proposals that limit the ability of shareholders to act independently of management.

ISS seeks to apply the KLD Funds' proxy voting policies consistently across all proposals and issues votes strictly according to the KLD Funds' policy in order to minimize conflicts of interests. ISS also maintains policies and practices that are designed to neutralize and guard against any conflict of interest that could arise between the issuer of the proxy (or any shareholder of the issuer) and ISS or ISS' affiliates. In certain instances, ISS may engage a qualified third party to perform a proxy analysis and issue a vote recommendation as a further safeguard to avoid the influence of a potential conflict of interest.


Information with respect to how BGFA or ISS, as applicable, voted proxies relating to portfolio securities during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at WWW.ISHARES.COM; and (ii) on the SEC's website at WWW.SEC.GOV.


Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Funds' portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of each Fund's respective shareholders; (ii) does not put the interests of BGFA, the Distributor or any affiliated person of BGFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities" referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation ("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors (known as "Authorized Participants") that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Funds offer and redeem their shares ("iShares Exemptive Orders") and other institutional market participants and entities that provide information services.

Each business day, each Fund's portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. This information typically reflects each Fund's anticipated holdings on the following business day.

Daily access to information concerning the Funds' portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants, and (ii) to other personnel of the Investment Adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Funds and the terms of the Funds' current registration statements. In addition, each Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at WWW.ISHARES.COM. More information about this disclosure is available at WWW.ISHARES.COM.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.


The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.


The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Underlying Indexes
Descriptions of the Underlying Indexes are provided below.


Cohen -& Steers Realty Majors Index
NUMBER OF COMPONENTS: APPROXIMATELY 30
======================================


COMPONENT SELECTION CRITERIA. A Cohen & Steers investment committee determines the securities (I.E., the "components") of the Index. The universe of REITs is first screened for market capitalization and liquidity requirements. To be eligible for inclusion, a REIT must have a minimum market capitalization of $500 million and a minimum of 600,000 shares traded per month. The investment committee determines the final 30 constituents based on a rigorous review process. Criteria for inclusion include: the quality of the portfolio of property, sector and geographic diversification, strong management, sound capital structure and a dominant position within a property sector.


After the final list of constituent REITs has been determined, constituent REITs are ranked according to their respective market capitalization. Each constituent REIT that has an index weight greater than 8% will have its weight adjusted downward until it equals 8%. The weight of the remaining constituent REITs will be increased proportionately until the aggregate of all weights equals 100%. As a result, constituents will be large and liquid without any one issue dominating the Index.

ISSUE CHANGES. The Index is rebalanced quarterly. The weighting for each constituent is updated and adjustments are made if any constituent has a weighting over 8%. The constituents are reviewed for size and liquidity. A REIT will be removed from the Index if its market capitalization has fallen below $400 million or if the monthly trading volume has fallen below 500,000 shares per month. In order to prevent excessive turnover, the size and liquidity requirements are not as stringent during rebalancings as they are for initial inclusion.

Between rebalancing dates, mergers or bankruptcy may result in a deletion or weighting increase. Weighting increases must be greater than 5% and will be adjusted downward if the weighting increase results in the REIT's weight becoming greater than 8%. In the case of a deletion, the investment committee will select a replacement company to ensure 30 constituents at all times.

INDEX MAINTENANCE. Maintaining the Index includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spinoffs. The Index is a total return index and therefore reflects the reinvestment of dividends. The Index is calculated by the AMEX and distributed real time.

INDEX AVAILABILITY. The Index is calculated and broadcast every 15 seconds over the Consolidated Tape Association's Network B under the ticker "RMP." This information is distributed by financial data vendors such as Bloomberg.

The Dow Jones Indexes Generally

COMPONENT SELECTION CRITERIA. Securities of companies listed on a major U.S. exchange (such as the New York Stock Exchange, Inc. ("NYSE"), the AMEX or the Nasdaq) are considered for inclusion in the Indexes, with the following general rules and exceptions. Stocks must have a minimum trade history of six-months on the rebalancing date to be eligible for inclusion. Foreign issues, including ADRs and GDRs, non-common equity issues such as preferred stocks, convertible notes, warrants, rights, closed-end funds, trust receipts, limited liabilities companies, royalty trusts, units, limited partnerships, over-the-counter bulletin boards and pink sheet stocks generally are not eligible for inclusion in the indexes.

ISSUE CHANGES. Each Index (with the exception of the Dow Jones U.S. Select Dividend Index) is reviewed and rebalanced quarterly to maintain accurate representation of the market segment represented by the Index. The Dow Jones U.S. Select Dividend Index is reviewed and rebalanced annually. Securities that leave an index between reconstitution dates are not replaced. Thus, the number of securities in an index between rebalancing dates fluctuates according to corporate activity. When a stock is acquired, delisted, or moves to the pink sheets or OTC bulletin boards, the stock is deleted from the Index. The only additions between rebalancing dates are as a result of spin-offs.

INDEX MAINTENANCE. Maintaining the Indexes includes monitoring and completing the adjustments for additions and deletions to each Index, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. Generally each component security in an Index is limited to a maximum market capitalization of 25% of the index weight, and sum of the weights of all component securities greater than 5% of the index is limited to 50% of the index total. If components fail either rule, their market capitalization will be reduced to meet the set guidelines. The Dow Jones U.S. Select Dividend Index limits the weighting in the index of each component security to no greater than 5% of the Index.


WEIGHTING. The component stocks are weighted according to the total value of their outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price multiplied by the number of shares outstanding. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. Each of the Indexes (except the Dow Jones Subsector Indexes, Dow Jones U.S. Select Dividend Index and Dow Jones EPAC Select Dividend Index) as described below, is a free-float adjusted market capitalization-weighted index, so the impact of a component's price change is proportional to the component's free-float adjusted market value, which is the share price multiplied by the number of float-adjusted shares outstanding. Dow Jones defines the free-float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. In practice, limitations on free-float available to investors include: cross ownership (shares that are owned by other companies), ownership by governments (central or municipal) or their agencies, certain substantial levels of private ownership (by individuals, families or charitable trusts and foundations), and restricted shares. Under Dow Jones' free-float-adjustment methodology, a company's outstanding shares are adjusted if, and only if, an entity in any of the four qualified categories listed above owns 5% or more of the company. The company's shares will not be adjusted if the block ownership is less than 5%. A constituent's inclusion factor is equal to its estimated percentage of free-float shares outstanding. For example, a constituent security with a free-float of 67% will be included in the index at 67% of its market capitalization. However, a company's outstanding shares are not adjusted by institutional investors' holdings, which include, but are not limited to, the following categories: custodian nominees, trustee companies, mutual funds (open-end and closed-end funds), and other investment companies.


INDEX AVAILABILITY. The Indexes are calculated continuously and are available from major data vendors.


COMPONENT SELECTION CRITERIA APPLICABLE TO DOW JONES SUBSECTOR INDEXES. The following indexes are referred to herein as the Dow Jones Subsector Indexes:
Dow Jones U.S. Basic Materials Index, Dow Jones U.S. Consumer Goods Index, Dow Jones U.S. Consumer Services Index, Dow Jones U.S. Financial Services Index, Dow Jones U.S. Financials Index, Dow Jones U.S. Health Care Index, Dow Jones U.S. Industrials Index, Dow Jones U.S. Oil & Gas Index, Dow Jones U.S. Real Estate Index, Dow Jones U.S Select Aerospace & Defense Index, Dow Jones U.S. Select Health Care Providers Index, Dow Jones U.S. Select Construction Index, Dow Jones U.S. Select Insurance Index, Dow Jones U.S. Select Investment Services Index, Dow Jones U.S. Select Medical Equipment Index, Dow Jones U.S. Select Oil Equipment & Services Index, Dow Jones U.S. select Oil Exploration & Production Index, Dow Jones U.S. Select Pharmaceuticals Index, Dow Jones U.S. Select Regional Banks Index, Dow Jones U.S. Technology Index, Dow Jones U.S. Select Telecommunications Index, Dow Jones U.S. Index (formerly, Dow Jones U.S. Total Market Index), Dow Jones Transportation Average Index and Dow Jones U.S. Utilities Index. On a quarterly basis, Dow Jones conducts reviews of the float-adjusted market capitalizations and weightings of the securities in each Dow Jones Subsector Index. Other than the Dow Jones U.S. Select Home Contruction Index, on the last business day of the month prior to the quarterly review, a security must have a $500 million float-adjusted market capitalization to be added to a Dow Jones Subsector Index; securities with a float-adjusted market capitalization below $250 million will be removed from the applicable Dow Jones Subsector Index. After the close of trading on the NYSE on the Wednesday prior to the quarterly review, each Dow Jones Subsector Index's composition is adjusted to meet the following concentration limits:


o No single Index component may have a weight greater than 25% of the Dow Jones Subsector Index.

o The sum of the weights of the Index components that are individually greater than 5% may not be greater than 45% of the Dow Jones Subsector Index.

o The sum of the weights of the five largest Index components may not be greater then 65% of the Dow Jones Subsector Index.


DOW JONES U.S. INDEX*

NUMBER OF COMPONENTS: APPROXIMATELY 1513
========================================

INDEX DESCRIPTION. Index Description. The Dow Jones U.S. Index is a broad based index representative of the total market for U.S. equity securities. The Dow Jones U.S. Index represents 94% of the market capitalization of listed U.S. equities.
-------
* On Noverber 15, 2007, the name of the iShares Dow Jones U.S. Index Fund was changed from the iShares Dow Jones U.S. Total Market Index Fund. Also, on this date, the name of the Fund's corresponding underlying index was changed from the Dow Jones U.S. Total Market Index to the Dow Jones U.S. Index.


DOW JONES U.S. BASIC MATERIALS INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 72
======================================


INDEX DESCRIPTION. The Dow Jones U.S. Basic Materials Index is a subset of the Dow Jones U.S. Index. The Index includes only companies in the basic materials industry of the Dow Jones U.S. Index.

DOW JONES U.S. CONSUMER GOODS INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 147
=======================================


INDEX DESCRIPTION. The Dow Jones U.S. Consumer Goods Index is a subset of the Dow Jones U.S. Index. The Index includes only companies in the consumer goods industry of the Dow Jones U.S. Index.

DOW JONES U.S. CONSUMER SERVICES INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 225
=======================================


INDEX DESCRIPTION. The Dow Jones U.S. Consumer Services Index is a subset of the Dow Jones U.S. Index. The Index includes only companies in the consumer services industry of the Dow Jones U.S. Index.

DOW JONES U.S. FINANCIALS INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 288
=======================================


INDEX DESCRIPTION. The Dow Jones U.S. Financials Index is a subset of the Dow Jones U.S. Index. The Index includes only companies in the financial industry of the Dow Jones U.S. Index.

DOW JONES U.S. FINANCIAL SERVICES INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 53
======================================


INDEX DESCRIPTION. The Dow Jones U.S. Financial Services Index is a subset of the Dow Jones U.S. Index. The Index includes only companies in the real estate and general finance sectors of the Dow Jones U.S. Index.

DOW JONES U.S. HEALTH CARE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 142
=======================================


INDEX DESCRIPTION. This Dow Jones U.S. Health Care Index is a subset of the Dow Jones U.S. Index. The Index includes only companies in the healthcare industry of the Dow Jones U.S. Index.

DOW JONES U.S. INDUSTRIALS INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 263
=======================================


INDEX DESCRIPTION. The Dow Jones U.S. Industrials Index is a subset of the Dow Jones U.S. Index. The Index includes only companies in the industrials industry of the Dow Jones U.S. Index.

DOW JONES U.S. OIL & GAS INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 86
======================================


INDEX DESCRIPTION. The Dow Jones U.S. Oil & Gas Index is a subset of the Dow Jones U.S. Index.

DOW JONES U.S. REAL ESTATE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 80
======================================


INDEX DESCRIPTION. The Dow Jones U.S. Real Estate Index includes only companies in the real estate sector of the Dow Jones U.S. Index.

DOW JONES U.S. SELECT AEROSPACE & DEFENSE INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 35
======================================

INDEX DESCRIPTION. The constituents in the Dow Jones U.S. Select Aerospace & Defense Index are classified as aerospace and defense companies within the Dow Jones Wilshire 2500 Index.

DOW JONES U.S. SELECT DIVIDEND INDEX


NUMBER OF COMPONENTS: 100
=========================

INDEX DESCRIPTION. The Dow Jones U.S. Select Dividend Index measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. The Index is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index. To be included in the Index, the securities (i) must have had a flat-to-positive dividend-per-share growth rate for each of the last five years (I.E., paid higher dividends each year); (ii) must have an average five-year dividend payout ratio of 60% or less; and (iii) must have a minimum three-month average daily trading volume of 200,000 shares. "Dividend payout ratio" reflects the percentage of a company's earnings paid out as dividends. A ratio of 60% would mean that a company paid out approximately 60% of its earnings as dividends. A company with a lower dividend payout ratio has more earnings to support dividends, and adjustments or changes in the level of earnings are therefore less likely to significantly affect the level of dividends paid. Positive dividend growth rate is a measure of dividend consistency, since it provides some indication of a company's ability to continue to pay dividends. The index is reconstituted annually.


DOW JONES U.S. SELECT HEALTH CARE PROVIDERS INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 50
======================================


INDEX DESCRIPTION. The constituents in the Dow Jones U.S. Select Health Care Providers Index are classified as health care provider companies within the Dow Jones Wilshire 2500 Index.

DOW JONES U.S. SELECT HOME CONSTRUCTION INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 21
======================================


INDEX DESCRIPTION. The constituents in the Dow Jones U.S. Select Home Construction Index are classified as home construction companies within the Dow Jones Wilshire 2500 Index.

DOW JONES U.S. SELECT INSURANCE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 71
======================================


INDEX DESCRIPTION. The constituents in the Dow Jones U.S. Select Insurance Index are classified as insurance companies within the Dow Jones Wilshire 2500 Index.

DOW JONES U.S. SELECT INVESTMENT SERVICES INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 28
======================================

INDEX DESCRIPTION. The constituents in the Dow Jones U.S. Select Investment Services Index are classified as investment services companies within the Dow Jones Wilshire 2500 Index.

DOW JONES U.S. SELECT MEDICAL EQUIPMENT INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 40
======================================


INDEX DESCRIPTION. The constituents in the Dow Jones U.S. Select Medical Equipment Index are classified as medical equipment companies within the Dow Jones Wilshire 2500 Index.

DOW JONES U.S. SELECT OIL EQUIPMENT & SERVICES INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 54
======================================

INDEX DESCRIPTION. The constituents in the Dow Jones U.S. Select Oil Equipment & Services Index are classified as oil equipment and services companies within the Dow Jones Wilshire 2500 Index.

DOW JONES U.S. SELECT OIL EXPLORATION & PRODUCTION INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 62
======================================


INDEX DESCRIPTION. The constituents in the Dow Jones U.S. Select Oil Exploration & Production Index are classified as oil exploration and production companies within the Dow Jones Wilshire 2500 Index.

DOW JONES U.S. SELECT PHARMACEUTICALS INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 38
======================================


INDEX DESCRIPTION. The constituents in the Dow Jones U.S. Select
Pharmaceuticals Index are classified as pharmaceutical companies within the Dow Jones Wilshire 2500 Index.

DOW JONES U.S. SELECT REGIONAL BANKS INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 80
======================================


INDEX DESCRIPTION. The constituents in the Dow Jones U.S. Select Regional Banks Index are classified as regional bank companies within the Dow Jones Wilshire 2500 Index.

DOW JONES U.S. TECHNOLOGY INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 188
=======================================


INDEX DESCRIPTION. The Dow Jones U.S. Technology Index is a subset of the Dow Jones U.S. Index. The Index includes only companies in the technology industry of the Dow Jones U.S. Index.

DOW JONES U.S. SELECT TELECOMMUNICATIONS INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 40
======================================


INDEX DESCRIPTION. The Dow Jones U.S. Select Telecommunications Index is a subset of the Wilshire 2500 Index. The Index includes telecommunications companies in the Wilshire 2500 Index.


DOW JONES TRANSPORTATION AVERAGE INDEX

NUMBER OF COMPONENTS: 20
========================


INDEX DESCRIPTION. The Dow Jones Transportation Average Index measures the performance of companies from the Industrial Transportation, Airline and General Industrial Services industries of the U.S. equity market. Companies are selected for inclusion in the Index by the editors of The Wall Street Journal. The Index, for practical purposes, is a subset of the Dow Jones U.S. Index. The component stocks are weighted based on the price of the component securities, with the highest priced securities generally having higher weighting in the Index. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

DOW JONES U.S. UTILITIES INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 75
======================================

INDEX DESCRIPTION. The Dow Jones U.S. Utilities Index is a subset of the Dow Jones U.S. Index. The Index includes only companies in the utilities industry of the Dow Jones U.S. Index.

DOW JONES EPAC SELECT DIVIDEND INDEX


NUMBER OF COMPONENTS: 100
=========================


INDEX DESCRIPTION. The Dow Jones EPAC Select Dividend Index is a dividend-weighted index that represents investable, high yield companies trading in the developed stock markets outside the United States. The Index is comprised of the top 100 dividend paying companies by yield that pass all other criteria outlined below. The Index is calculated with dividends reinvested and is denominated in U.S. Dollars.

COMPONENT SELECTION CRITERIA. The selection universe is the current component set of the Dow Jones EPAC Index, I.E. Europe, Pacific, Asia, Canada. Companies must have at least 3 years of dividend history with a non-negative dividend growth.

INDEX MAINTENANCE AND ISSUE CHANGES. The Dow Jones EPAC Select Dividend Index is a rules-based index. Ongoing maintenance of the Index is governed by these rules.

Under the following circumstances, a component stock is immediately removed from the Index, independent of the annual review:

o The component company is affected by a corporate action such as a delisting or bankruptcy.

o  The component company eliminates its dividend.

o The component company lowers but does not eliminate its dividend, and its new yield is less than that of the lowest yielding non-component on the latest monthly selection list.

A component stock that is removed from the Index as the result of an immediate deletion is immediately replaced by the next-highest ranked stock by indicated annual yield as of the most recent annual review. The new stock is added to the Index at the weight of the departing company.

METHODOLOGY. Companies are ranked by their indicated yield using the close on the last trading day of November. The top 100 stocks are selected for the initial Index. In subsequent annual reviews, which will take place after the close of trading of all markets on the third Friday in December, any component that is no longer ranked 200 or higher are replaced by the highest yielding non-component companies.

LIQUIDITY. Companies must have an average daily dollar volume of $3 million to be eligible for addition to the Index. Current components whose average daily dollar volume falls below $1.5 million will be removed from the Index at the next review. The Index is reviewed annually, and the reviews are implemented after the close of trading on the third Friday in December.


INDEX AVAILABILITY. The Dow Jones EPAC Select Dividend Index is calculated in real-time and published every fifteen seconds. It is distributed via the Chicago Mercantile Exchange (CME) and made available to all international data vendors. Daily values can be found at the Dow Jones Indexes website.

EXCHANGE RATES AND PRICING. Foreign exchange rates used in the calculation of the Dow Jones EPAC Select Dividend Index are Reuters real-time spot rates. The closing value is calculated using the official WM/Reuters Closing Spot Rates. The Dow Jones EPAC Select Dividend Index is calculated in U.S. dollars.

The FTSE EPRA/NAREIT Indexes Generally
INDEX CRITERIA AND METHODOLOGY. The FTSE EPRA/NAREIT Global Real Estate Index Series ("FTSE EPRA/NAREIT Indexes") are primarily rule-based, but are also monitored by the applicable regional FTSE EPRA/NAREIT Global Index Advisory Committees. FTSE EPRA/NAREIT defines the Global Real Estate market as: North America (including Canada and the United States), Europe (including Austria, Belgium, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Luxembourg, Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and United Kingdom (including Channel Islands)) and Asia (including Australia, Hong Kong, Japan, New Zealand, South Korea and Singapore). In determining geographic allocations, FTSE EPRA/NAREIT primarily considers the company's country of incorporation and listing. The FTSE EPRA/NAREIT Indexes are free float-adjusted market capitalization weighted.

To qualify for inclusion in the FTSE EPRA/NAREIT Indexes, a company must be a closed-end company and listed on an official stock exchange and meet certain trading volume requirements as determined by FTSE EPRA/NAREIT. Also, companies must meet geographic financial standards demonstrating that a majority of a company's earnings or bulk of total assets is the result of real estate activity as determined by FTSE EPRA/NAREIT. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate.

INDEX MAINTENANCE AND ISSUE CHANGES. The constituents of the FTSE EPRA/NAREIT Indexes are generally required to meet the following criteria where applicable: at the quarterly review, non-constituents must have an investable market capitalization of equal or greater than the amounts as determined by FTSE EPRA/NAREIT, and an existing constituent of the FTSE EPRA/NAREIT Indexes will be removed from the Indexes unless it has an investable market capitalization of above certain thresholds determined by FTSE EPRA/NAREIT.

Under normal circumstances, the quarterly review occurs on the Wednesday following the first Friday of March, June, September and December, using data from the close of business on the first Friday of March, June, September and December. Adjustments in stock weightings and constituents resulting from the periodic assessment become effective on the next trading day following the third Friday of March, June, September and December.

In between reviews, a new issue with an investable market capitalization (I.E., after the application of investability weightings) of equal or greater than the amounts as determined by FTSE/NAREIT for the respective region will be included into the FTSE EPRA/NAREIT Indexes after the close of business on the first day of trading of the new issue.

INDEX AVAILABILITY. The FTSE EPRA/NAREIT Indexes are calculated in real time and generally published throughout the business day, and distributed primarily through international data vendors. Daily values are also made available to major newspapers and can be found at the FTSE website and the EPRA website. The FTSE EPRA/NAREIT Indexes are published and calculated using trading values (real-time throughout the day, and closing values at the end of the day) and WM/Reuters Closing Spot Rates for currency values.

FTSE EPRA/NAREIT GLOBAL REAL ESTATE EX-U.S. INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 188
=======================================

The FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index measures the stock performance of companies engaged in the ownership and development of the Canadian, European, and Asian real estate markets.

FTSE EPRA/NAREIT EUROPE INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 95
======================================

The FTSE EPRA/NAREIT Europe Index measures the stock performance of companies engaged in the ownership and development of the European real estate market.

FTSE EPRA/NAREIT ASIA INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 77
======================================

The FTSE EPRA/NAREIT Asia Index measures the stock performance of companies engaged in the ownership and development of the Asian real estate market.

FTSE EPRA/NAREIT NORTH AMERICA INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 119
=======================================

The FTSE EPRA/NAREIT North America Index is a free float-adjusted market capitalization weighted index that measures the stock performance of companies engaged in the ownership and development of the North American real estate market.

The FTSE NAREIT Indexes Generally
COMPONENT SELECTION CRITERIA. The FTSE NAREIT U.S. Real Estate Indexes ("FTSE NAREIT Indexes") are primarily rule-based, but are also monitored by the FTSE NAREIT Index Advisory Committee. All tax-qualified REITs that are listed on the NYSE, the AMEX or the Nasdaq are eligible for inclusion in the FTSE NAREIT Indexes. Potential constituents for the FTSE NAREIT Industrial/Office Index, the FTSE NAREIT Mortgage REITs Index, the FTSE NAREIT Real Estate 50 Index and the FTSE NAREIT Mortgage REITs Index are determined by sector classifications of constituents in the FTSE NAREIT Composite Index. As part of an annual review, all eligible securities are ranked by their full market capitalizations as of the close of business on the last business day in November. Stocks are then screened to ensure they have sufficient liquidity. Factors used to determine liquidity include the availability of current and reliable price information and the level of trading volume relative to shares outstanding. Value traded and float turnover are also analyzed periodically to monitor liquidity. The FTSE NAREIT Index Advisory Committee meets to approve the annual review on the Wednesday after the first Friday in December. Any constituent changes resulting from the annual review will be implemented at the close of business on the third Friday of December.

When calculating index component weights, component companies' shares are adjusted for available float. In general, shares held by governments, corporations, strategic partners, or other control groups are excluded from a constituent company's outstanding shares. The FTSE NAREIT Composite Index and FTSE NAREIT Real Estate 50 Index are reviewed for changes in free float on a quarterly basis, and implementation of any changes to these indexes, and potentially the FTSE NAREIT Indexes, occur at the close of business on the third Friday in March, June, September or December.

INDEX MAINTENANCE. The FTSE NAREIT Index Advisory Committee is responsible for undertaking the review of the FTSE NAREIT Indexes and for approving changes in constituents and is also responsible for the sector classification of constituents of the FTSE NAREIT Indexes. The Chairman and Deputy Chairman of the FTSE NAREIT Index Advisory Committee are collectively responsible for approving constituent changes to the FTSE NAREIT Indexes between meetings of the Committee. Adjustments to reflect a major change in the amount or structure of a constituent company's issued securities will be made before the start of the Index calculation on the day on which the change takes effect. Adjustments to reflect less significant changes will be implemented before the start of the Index calculation on the day following the announcement of the change. Adjustments generally are made before the start of the Index calculations on the day concerned, unless market conditions prevent such adjustment.

ISSUE CHANGES. A company will be added to the FTSE NAREIT Real Estate 50 Index at the annual review if it rises to 40th position or above when the eligible companies are ranked by full market capitalization (before the application of any free float market adjustments). A company in the FTSE NAREIT Real Estate 50 Index will be deleted at the annual review if it falls to 61st position or below when the eligible companies are ranked by full market capitalization. A deletion or addition to the FTSE NAREIT Real Estate 50 Index may affect other FTSE NAREIT Indexes depending on the sector classification of the constituent to be added or deleted.

If, in the view of the FTSE NAREIT Index Advisory Committee, a new issue that elects REIT status is so large (I.E., its full market capitalization is greater than the market capitalization of the company ranked tenth position or higher in the FTSE NAREIT Real Estate 50 Index) that the effectiveness of the Indexes as market indicators would be significantly and adversely affected by its omission, the FTSE NAREIT Index Advisory Committee may decide to include the new issue ("Fast Entry") as a constituent in the FTSE NAREIT Real Estate 50 Index, and potentially the FTSE NAREIT Indexes, after the close of business on the first day of official trading.

New issues of companies that do not qualify for "Fast Entry" but meet the criteria for eligible securities and have been listed for over 20 business trading days will be eligible for inclusion in the FTSE NAREIT Indexes. The data will be compiled as of the close of business on the last business day in February, May and August. The changes will be effective after the close of business on the third Friday in March, June and September. The Secretary to the FTSE NAREIT Index Advisory Committee is responsible for recommending to the FTSE NAREIT Index Advisory Committee any constituents to be added or removed as part of the quarterly review.

If a constituent is delisted, or ceases to have a firm quotation, or is subject to a takeover offer which has been declared wholly unconditional, it will be removed from the indexes of which it is a constituent. Where the company is a constituent of the FTSE NAREIT Real Estate 50 Index, it will be replaced by the highest ranking company eligible in the FTSE NAREIT Real Estate 50 Index Reserve List.

INDEX AVAILABILITY. The FTSE NAREIT Indexes are calculated continuously during normal trading hours of the Nasdaq, AMEX and NYSE, and are closed on U.S. holidays.

EXCHANGE RATES AND PRICING. The prices used to calculate the FTSE NAREIT Indexes are the Reuters daily closing prices or those figures accepted as such. FTSE NAREIT reserves the right to use an alternative pricing source on any given day. For end-of-day alternative currency calculations, FTSE NAREIT uses the WM/Reuters Closing Spot Rates.

FTSE NAREIT INDUSTRIAL/OFFICE INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 25
======================================

INDEX DESCRIPTION. The FTSE NAREIT Industrial/Office Index measures the performance of the industrial and office real estate sector of the U.S. equity market.

FTSE NAREIT MORTGAGE REITS INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 21
======================================

INDEX DESCRIPTION. The FTSE NAREIT Mortgage REITs Index measures the performance of the residential and commercial mortgages real estate sector of the U.S. equity market.

FTSE NAREIT REAL ESTATE 50 INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 50
======================================

INDEX DESCRIPTION. The FTSE NAREIT Real Estate 50 Index measures the performance of the large-cap real estate sector of the U.S. equity market. The Index is comprised of the 50 largest REIT companies within the FTSE NAREIT Composite Index.

FTSE NAREIT RESIDENTIAL INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 19
======================================

INDEX DESCRIPTION. The FTSE NAREIT Residential Index measures the performance of the residential real estate sector of the U.S. equity market.

FTSE NAREIT RETAIL INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 26
======================================

INDEX DESCRIPTION. The FTSE NAREIT Retail Index measures the performance of the retail property real estate sector of the U.S. equity market.


The KLD Indexes
DOMINI 400 SOCIAL/SM/ INDEX
NUMBER OF COMPONENTS: 400
=========================


COMPONENT SELECTION CRITERIA AND INDEX DESCRIPTION. The Domini 400 Social/SM/ Index is designed to provide exposure to the common stocks of companies that KLD Research & Analytics, Inc. ("KLD") determines have positive environmental, social and governance ("ESG") characteristics. The Domini 400 Social/SM/ Index consists of 400 companies drawn from the universe of the 3,000 largest U.S. public equities as measured by float-adjusted market capitalization. The Domini 400 Social/SM/ Index is maintained at 400 constituents and additions are made only at the time of and immediately following a removal of a constituent. KLD evaluates each eligible company's ESG performance using standardized criteria. KLD considers a company's record of community relations, diversity, employee relations, human rights, product quality and safety, environment and corporate governance. KLD seeks to include in the Domini 400 Social/SM/ Index companies with positive ESG performance relative to their industry sector peers, and in relation to the broader market.

When selecting companies for the Domini 400 Social/SM/ Index, KLD also considers market capitalization, earnings, stock price, debt to equity ratio, sector, industry and liquidity. Companies that KLD determines are in the following businesses beyond specified revenue thresholds, are not eligible for the Domini 400 Social/SM/ Index: alcohol, tobacco, firearms, nuclear power, military weapons and gambling. "Specified revenue thresholds" vary by type of involvement in the applicable business, based on a formulaic set of criteria, revenue thresholds and revenue types. KLD seeks to maintain the composition of Index components at approximately 250 companies from the S&P 500 Index, 100 additional non-S&P 500 Index companies chosen for sector diversification and market capitalization, and 50 additional smaller companies with exemplary ESG records.

ISSUE CHANGES. General oversight responsibility for the Domini 400 Social/SM/ Index including overall policy guidelines and methodology, is handled by KLD. Announcements of Index changes will generally be made two business days in advance of the anticipated effective date, although, for exceptional corporate events, announcements may be made earlier or later.

INDEX MAINTENANCE. Maintaining the Domini 400 Social/SM/ Index includes monitoring and completing the adjustments for company additions and removals, stock splits, stock dividends, and stock price adjustments due to restructurings, spin-offs and other corporate actions. Companies may be removed from the Domini 400 Social/SM/ Index due to mergers, acquisitions, bankruptcies, delisting or other corporate actions, concerns about financial quality, failure of exclusionary screens or deteriorating ESG performance, and are removed from the Domini 400 Social/SM/ Index as close as possible to the actual date on which the event occurred. The selection process for additions to the Domini 400 Social/SM/ Index considers the current composition of the Domini 400 Social/SM/ Index, the characteristics of the company being replaced, including market capitalization, sector representation and S&P 500 Index membership. The Domini 400 Social/SM/ Index is maintained at 400 constituents at all times. An Index addition is made only if a vacancy is created by an Index removal. Additions are selected from a list of approved companies. KLD seeks to keep the turnover of Index constituents to a level similar to that of the S&P 500. However, KLD may remove companies from the Domini 400 Social/SM/ Index at any time due to corporate actions, concerns about financial quality, failure of ESG screens, or deteriorating ESG performance. The Domini 400 Social/SM/ Index will be rebalanced on the Monday following the third Friday in March, June, September and December to reflect share changes of less than 5%. Share changes of more than 5% as well as irregular share changes for such events as acquisitions via stock or equity offers are implemented each Thursday.

INDEX AVAILABILITY. The Domini 400 Social/SM/ Index is calculated continuously and is available from major data vendors.


KLD SELECT SOCIAL/SM/ INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 200-300
===========================================


COMPONENT SELECTION CRITERIA AND INDEX DESCRIPTION. The KLD Select Social/SM/ Index is designed to maximize exposure to large-capitalization companies that KLD determines have positive environmental, social and governance performance relative to their industry and sector peers and in relation to the broader market, while at the same time maintaining risk and return characteristics similar to the S&P 500 Index. The KLD Select Social/SM/ Index consists of approximately 200 to 300 companies drawn from the universe of companies included in the S&P 900 Index. KLD evaluates each eligible company's social, environmental and governance performance using standardized criteria and assigns an "overall rating" to each company. The selection process is designed so that companies with relatively higher overall ratings are expected to have a higher representation in the KLD Select Social/SM/ Index than they do in the S&P 900 Index. Companies with relatively lower scores are expected to have a lower representation in the KLD Select Social/SM/ Index than they do in the S&P 900 Index. Exceptions may result from the constraint on tracking error. Companies that KLD determines, based on multiple criteria, are participants in the tobacco industry are excluded from the KLD Select Social/SM/ Index.

The S&P 900 Index is composed of large-capitalization and mid-capitalization companies in the U.S. equity market. The S&P 500 Index is designed to measure the performance of the large-capitalization sector of the U.S. equity market.

ISSUE CHANGES. General oversight responsibility for the KLD Select Social/SM/ Index, including overall policy guidelines and methodology, is handled by KLD. Announcements of Index changes will generally be made two (2) business days in advance of the anticipated effective date, although, for exceptional corporate events, announcements may be made earlier.

INDEX MAINTENANCE. Maintaining the KLD Select Social/SM/ Index includes monitoring and completing the adjustments for company additions and removals, stock splits, stock dividends, and stock price adjustments due to restructurings, spin-offs and other corporate actions. Companies may be removed from the KLD Select Social/SM/ Index due to mergers, acquisitions, bankruptcies, delisting or other corporate actions, or failure of exclusionary screens, and are removed from the KLD Select Social/SM/ Index as close as possible to the actual date on which the event occurred. The KLD Select Social/SM/ Index will be reconstituted on the Monday following the third Friday in June, and rebalanced on the Monday following the third Friday in September, December and March. The reconstitution and rebalances reflect changes to the benchmark universe, market conditions, corporate actions, as well as to the overall ratings assigned to the companies by KLD.

INDEX AVAILABILITY. The KLD Select Social/SM/ Index is calculated continuously and is available from major data vendors.



The Morningstar Indexes Generally
COMPONENT SELECTION CRITERIA. The Morningstar Index family is based on the same methodology as the well-known Morningstar Style Box(TM). The Morningstar Indexes are governed by transparent, objective rules for security selection, exclusion, rebalancing, and adjustments for corporate actions. Morningstar makes no subjective determinations related to index composition. To be eligible for inclusion in any of the Morningstar Indexes, a stock must be listed on the NYSE, the

AMEX, or Nasdaq, domiciled in the U.S. or have its primary stock market activities carried out in the U.S., have sufficient historical fundamental data available so that Morningstar can classify investment style, and be in the top 75% of companies in the investable universe based on its liquidity score. A security's liquidity score is based on its average monthly trading volume in U.S. dollars. ADRs, American Depositary Shares, fixed-dividend shares, convertible notes, warrants, rights, tracking stocks, limited partnerships and holding companies are not eligible for inclusion in the Morningstar Indexes.


Morningstar, Inc. ("Morningstar") uses a dynamic percentage-based approach to divide its U.S. Market Index into three cap categories. By defining each as a percentage of the market cap of the investable universe, the definitions remain stable regardless of overall large market movements. Large Cap stocks are defined as stocks that form the largest 70% of investable market cap. Mid Cap stocks are defined as the next 20% of investable market cap (70th to 90th percentile). Small Cap stocks are defined as the next 7% of investable market cap (90th to 97th percentile). The stocks in the Index are weighted according to the total number of shares that are publicly owned and available for trading.

ISSUE CHANGES. Securities are added or deleted from each index based on rules outlined for security selection, exclusion, rebalancing, and adjustments for corporate actions as set forth in the Morningstar Index Rulebook. Morningstar makes no subjective determinations related to index composition.

INDEX MAINTENANCE. The Morningstar Indexes are reconstituted twice annually, on the Monday following the third Friday of June and the Monday following the third Friday of December. If the Monday is a holiday, reconstitution occurs on the Tuesday immediately following. Reconstitution is carried out after the day's closing index values have been determined.

INDEX AVAILABILITY. Morningstar Indexes are calculated continuously and are available from major data vendors.

MORNINGSTAR LARGE CORE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 97
======================================


Index Description.


The Morningstar Large Core Index measures the performance of stocks issued by large-capitalization companies that have exhibited average "growth" and "value" characteristics as determined by Morningstar's proprietary index methodology. The Morningstar index methodology defines "large-capitalization" stocks as those stocks that form the top 70% of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. All large capitalization stocks are then designated as "core," "growth" or "value" based on their style orientations. Stocks of companies with, for example, relatively higher average historical and forecasted earnings, sales, equity and cash flow growth would be designated as "growth" securities. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as "value" securities. Stocks that are not designated as "growth" or "value" securities are designated as "core" securities.


MORNINGSTAR LARGE GROWTH INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 112
=======================================


Index Description.


The Morningstar Large Growth Index measures the performance of stocks issued by large-capitalization companies that have exhibited above-average "growth" characteristics as determined by Morningstar's proprietary index methodology. The Morningstar index methodology defines "large-capitalization" stocks as those stocks that form the top 70% of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as "core," "growth" or "value" based on their style orientations. The stocks included in the Index are designated as "growth" because they are issued by companies that typically have higher than average historical and forecasted earnings, sales, equity and cash flow growth.


MORNINGSTAR LARGE VALUE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 72
======================================


Index Description.


The Morningstar Large Value Index measures the performance of stocks issued by large-capitalization companies that have exhibited above-average "value" characteristics as determined by Morningstar's proprietary index methodology. The

Morningstar index methodology defines "large-capitalization" stocks as those stocks that form the top 70% of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as "core," "growth" or "value" based on their style orientations. The stocks included in the Index are designated as "value" because they are issued by companies that typically have relatively low valuations based on price-to-earnings, price-to-book value, price-to-sales, price-to-cash flow and dividend yields.

MORNINGSTAR MID CORE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 217
=======================================


Index Description.


The Morningstar Mid Core Index measures the performance of stocks issued by mid-capitalization companies that have exhibited average "growth" and "value" characteristics as determined by Morningstar's proprietary index methodology. The Morningstar index methodology defines "mid-capitalization" stocks as those stocks that form the 20% of market capitalization between the 70th and 90th percentile of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as "core," "growth" or "value" based on their style orientations. Stocks of companies with, for example, relatively higher average historical and forecasted earnings, sales, equity and cash flow growth would be designated as "growth" securities. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as "value" securities. Stocks that are not designated as "growth" or "value" securities are designated as "core" securities.


MORNINGSTAR MID GROWTH INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 218
=======================================


Index Description.


The Morningstar Mid Growth Index measures the performance of stocks issued by mid-capitalization companies that have exhibited above-average "growth" characteristics as determined by Morningstar's proprietary index methodology. The Morningstar index methodology defines "mid-capitalization" stocks as those stocks that form the 20% of market capitalization between the 70th and 90th percentile of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as "core," "growth" or "value" based on their style orientations. The stocks included in the Index are designated as "growth" because they are issued by companies that typically have higher than average historical and forecasted earnings, sales, equity and cash flow growth.


MORNINGSTAR MID VALUE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 226
=======================================


Index Description.


The Morningstar Mid Value Index measures the performance of stocks issued by mid-capitalization companies that have exhibited "value" characteristics as determined by Morningstar's proprietary index methodology. The Morningstar index methodology defines "mid-capitalization" stocks as those stocks that form the 20% of market capitalization between the 70th and 90th percentile of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as "core," "growth" or "value" based on their style orientations. The stocks included in the Index are designated as "value" because they are issued by companies that typically have relatively low valuations based on price-to-earnings, price-to-book value, price-to-sales, price-to-cash flow and dividend yields.


MORNINGSTAR SMALL CORE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 313
=======================================


Index Description.


The Morningstar Small Core Index measures the performance of stocks issued by small-capitalization companies that have exhibited average "growth" and "value" characteristics as determined by Morningstar's proprietary index methodology. The Morningstar index methodology defines "small-capitalization" stocks as those stocks that form the 7% of market capitalization between the 90th and 97th percentile of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as "core," "growth" or "value" based on their style orientations. Stocks of companies with, for example, relatively higher average historical and forecasted earnings, sales, equity and cash flow growth would be designated as "growth" securities. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as "value" securities. Stocks that are not designated as "growth" or "value" securities are designated as "core" securities.

MORNINGSTAR SMALL GROWTH INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 337
=======================================

Index Description.

The Morningstar Small Growth Index measures the performance of stocks issued by small-capitalization companies that have exhibited above-average "growth" characteristics as determined by Morningstar's proprietary index methodology. The Morningstar index methodology defines "small-capitalization" stocks as those stocks that form the 7% of market capitalization between the 90th and 97th percentile of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as "core," "growth" or "value" based on their style orientations. The stocks included in the Index are designated as "growth" because they are issued by companies that typically have higher than average historical and forecasted earnings, sales, equity and cash flow growth.


MORNINGSTAR SMALL VALUE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 301
=======================================


Index Description.


The Morningstar Small Value Index measures the performance of stocks issued by small-capitalization companies that have exhibited "value" characteristics as determined by Morningstar's proprietary index methodology. The Morningstar index methodology defines "small capitalization" stocks as those stocks that form the 7% of market capitalization between the 90th and 97th percentile of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as "core," "growth" or "value" based on their style orientations. The stocks included in the Index are designated as "value" because they are issued by companies that typically have relatively low valuations based on price-to-earnings, price-to-book value, price-to-sales, price-to-cash flow and dividend yields.


Investment Limitations
The Board has adopted as a fundamental policy the investment objective of the iShares Dow Jones U.S. Index Fund. The investment objective and Underlying Index of the Fund cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. However, the Board has adopted as non-fundamental policies the investment objectives of all other Funds discussed in this SAI. Therefore, each of these Funds may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies each Fund's investment restrictions numbered one through six below. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

ALL FUNDS (OTHER THAN THE ISHARES DOW JONES EPAC SELECT DIVIDEND INDEX FUND, ISHARES DOW JONES SELECT DIVIDEND INDEX FUND, ISHARES DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND, ISHARES DOW JONES U.S. BROKER-DEALERS INDEX FUND, ISHARES DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND, ISHARES DOW JONES U.S. HOME CONSTRUCTION INDEX FUND, ISHARES DOW JONES U.S. INSURANCE INDEX FUND, ISHARES DOW JONES U.S. MEDICAL DEVICES INDEX FUND, ISHARES DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND, ISHARES DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND, ISHARES DOW JONES U.S. PHARMACEUTICALS INDEX FUND, ISHARES DOW JONES U.S. REGIONAL BANKS INDEX FUND, ISHARES DOW JONES U.S. INDEX FUND, ISHARES FTSE EPRA/NAREIT ASIA INDEX FUND, ISHARES FTSE EPRA/NAREIT EUROPE INDEX FUND, ISHARES FTSE EPRA/
NAREIT GLOBAL REAL ESTATE EX-U.S. INDEX FUND AND ISHARES FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND AND ISHARES KLD 400 SOCIAL INDEX FUND) WILL NOT:


1. Concentrate its investments (I.E., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund's investment objective and policies).


6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

THE ISHARES DOW JONES SELECT DIVIDEND INDEX FUND AND ISHARES DOW JONES U.S. INDEX FUND WILL NOT:


1. Concentrate its investments (I.E., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4. Make loans. This restriction does not apply to: (i) the purchase of debt obligations in which each Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund's investment objective and policies).


6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

THE ISHARES DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND, ISHARES DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND, ISHARES DOW JONES U.S. PHARMACEUTICALS INDEX FUND, ISHARES DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND, ISHARES DOW JONES U.S. MEDICAL DEVICES INDEX FUND, ISHARES DOW JONES U.S. BROKER-DEALERS INDEX FUND, ISHARES DOW JONES U.S. INSURANCE INDEX FUND, ISHARES DOW JONES U.S. REGIONAL BANKS INDEX FUND, ISHARES DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND AND ISHARES DOW JONES U.S. HOME CONSTRUCTION INDEX FUND WILL NOT:


1. Concentrate its investments (I.E. hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.


3. Issue any senior security, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.


4.   Make loans, except as permitted under the 1940 Act.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund's investment objective and policies).


6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

THE ISHARES DOW JONES EPAC SELECT DIVIDEND INDEX FUND, ISHARES FTSE EPRA/NAREIT ASIA INDEX FUND, ISHARES FTSE EPRA/NAREIT EUROPE INDEX FUND, ISHARES FTSE EPRA/NAREIT GLOBAL REAL ESTATE EX-U.S. INDEX FUND AND ISHARES FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND AND ISHARES KLD 400 SOCIAL INDEX FUND WILL NOT:


1. Concentrate its investments (I.E., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund's investment objective and policies).


6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, each Fund, has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund's net assets to be invested in illiquid securities.

BGFA monitors the liquidity of restricted securities in each Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:


o  The frequency of trades and quotes for the security;

o The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

o  Dealer undertakings to make a market in the security; and

o The nature of the security and the nature of the marketplace in which it trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.



Each Fund (other than the iShares Morningstar Index Funds) has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities and Depositary Receipts based on securities in its Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


Each of the iShares Morningstar Index Funds has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund's Underlying Index. Each Morningstar Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is not longer met, a Morningstar Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management
TRUSTEES AND OFFICERS. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.


The Trust, iShares, Inc., Master Investment Portfolio ("MIP") and Barclays Global Investors Funds ("BGIF"), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 161 Funds within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and, as a result, oversees an additional 26 portfolios within the fund complex. The address of each Trustee and Officer is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, CA 94105. The Board has designated George G.C. Parker as its Lead Independent Trustee.



                                               PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
      NAME (AGE)          POSITION             DURING THE PAST 5 YEARS                      HELD BY TRUSTEE
--------------------- --------------- ---------------------------------------- ----------------------------------------
INTERESTED TRUSTEES
Lee T. Kranefuss/1/   Trustee and     Global Chief Executive Officer,          Director of iShares, Inc. (since 2003);
(46)                  Chairman        iShares/Intermediary Groups of BGI       Trustee of BGIF and MIP (since
                      (since 2003).   (since 2008); Chief Executive Officer,   2001).
                                      iShares Intermediary Index and
                                      Market Group of BGI (2005-2008);
                                      Chief Executive Officer of the
                                      Intermediary Investor and Exchange
                                      Traded Products Business of BGI
                                      (2003-2005); Director of BGFA (since
                                      2005); Director, President and Chief
                                      Executive Officer of Barclays Global
                                      Investors International, Inc. (since
                                      2005); Director and Chairman of
                                      Barclays Global Investors Services
                                      (since 2005).
John E. Martinez/1/   Trustee         Co-Chief Executive Officer of Global     Director of iShares, Inc. (since 2003);
(47)                  (since 2003).   Index and Markets Group of BGI           Chairman, Independent Review
                                      (2001-2003); Chairman of Barclays        Committee, Canadian iShares Funds
                                      Global Investors Services (2000-         (since 2007).
                                      2003); Director, Barclays Global
                                      Investors UK Holdings, Inc. (2000-
                                      2003); Director of Real Estate Equity
                                      Exchange (since 2005).


-------
/1/ Lee T. Kranefuss and John E. Martinez are deemed to be "interested persons"
      (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds' investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

                             INDEPENDENT TRUSTEES


                                                    PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
     NAME (AGE)             POSITION                DURING THE PAST 5 YEARS                      HELD BY TRUSTEE
-------------------- --------------------- ---------------------------------------- ----------------------------------------
George G.C. Parker   Trustee (since        Dean Witter Distinguished Professor      Director of iShares, Inc. (since 2002);
(69)                 2000); Lead           of Finance, Emeritus, Stanford           Director of Continental Airlines, Inc.
                     Independent Trustee   University: Graduate School of           (since 1996); Director of Community
                     (since 2006).         Business (since 1994).                   First Financial Group (since 1995);
                                                                                    Director of Tejon Ranch Company
                                                                                    (since 1999); Director of Threshold
                                                                                    Pharmaceuticals (since 2004);
                                                                                    Director of NETGEAR, Inc. (since
                                                                                    2007).
Cecilia H. Herbert   Trustee               Chair of Investment Committee,           Director of iShares, Inc. (since 2005).
(59)                 (since 2005).         Archdiocese of San Francisco (1994-
                                           2005); Director (since 1998) and
                                           President (since 2007) of the Board
                                           of Directors, Catholic Charities CYO;
                                           Trustee of Pacific Select Funds
                                           (2004-2005); Trustee of the
                                           Montgomery Funds (1992-2003);
                                           Trustee (since 2005) and Chair of the
                                           Finance and Investment Committees
                                           (since 2006) of the Thacher School.
Charles A. Hurty     Trustee               Retired; Partner, KPMG LLP (1968-        Director of iShares, Inc. (since 2005);
(64)                 (since 2005).         2001).                                   Director of GMAM Absolute Return
                                                                                    Strategy Fund (1 portfolio)(since
                                                                                    2002); Director of Citigroup
                                                                                    Alternative Investments Multi-
                                                                                    Adviser Hedge Fund Portfolios LLC (1
                                                                                    portfolio)(since 2002); Director of
                                                                                    CSFB Alternative Investments Fund
                                                                                    (6 portfolios)(since 2005).
John E. Kerrigan     Trustee               Chief Investment Officer, Santa Clara    Director of iShares, Inc. (since 2005);
(53)                 (since 2005).         University (since 2002); Managing        Member of Advisory Council for
                                           Director, Merrill Lynch (1994-2002).     Commonfund Distressed Debt
                                                                                    Partners II (since 2004).
Robert H. Silver     Trustee               President and Co-Founder of The          Director of iShares, Inc. (since 2007);
(53)                 (since 2007).         Bravitas Group, Inc. (since 2006);       Director and Member of the Audit
                                           Member, Non-Investor Advisory            and Compensation Committee of
                                           Board of Russia Partners II, LP (since   EPAM Systems, Inc. (since 2006).
                                           2006); President and Chief Operating
                                           Officer (2003-2005) and Director
                                           (1999-2005) of UBS Financial
                                           Services, Inc.; President and Chief
                                           Executive Officer of UBS Services
                                           USA, LLC (1999-2005); Managing
                                           Director, UBS America, Inc. (2000-
                                           2005); Director and Chairman of the
                                           YMCA of Greater NYC (since 2001);
                                           Broadway Producer (since 2006).

                                             PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
   NAME (AGE)          POSITION              DURING THE PAST 5 YEARS                   HELD BY TRUSTEE
---------------- -------------------- ------------------------------------ --------------------------------------
Darrell Duffie   Trustee              Professor, Stanford University:      Director of iShares, Inc. (since June
(54)             (since June 2008).   Graduate School of Business (since   2008).
                                      1984).


OFFICERS


                                                             PRINCIPAL OCCUPATION(S)
      NAME (AGE)                  POSITION                   DURING THE PAST 5 YEARS
----------------------     ---------------------     ---------------------------------------
Michael A. Latham          President                 Head of Americas iShares (since
(42)                       (since 2007).             2007); Chief Operating Officer of the
                                                     Intermediary Investor and Exchange
                                                     Traded Products Business of BGI
                                                     (2003-2007); Director and Chief
                                                     Financial Officer of Barclays Global
                                                     Investors International, Inc. (since
                                                           2005).
Geoffrey D. Flynn          Treasurer and Chief       Chief Operating Officer, U.S. iShares,
(51)                       Financial Officer         BGI (since 2008); Director, Mutual
                           (since 2007).             Fund Operations of BGI (2007-2008);
                                                     President, Van Kampen Investors
                                                     Services (2003-2007); Managing
                                                     Director, Morgan Stanley (2002-
                                                     2007); President, Morgan Stanley
                                                     Trust, FSB (2002-2007).
Eilleen M. Clavere         Secretary                 Head of Legal Administration of
(56)                       (since 2007).             Intermediary Investors Business of
                                                     BGI (since 2006); Legal Counsel and
                                                     Vice President of Atlas Funds, Atlas
                                                     Advisers, Inc. and Atlas Securities,
                                                     Inc. (2005-2006); Counsel of
                                                     Kirkpatrick & Lockhart LLP (2001-
                                                           2005).
Ira P. Shapiro             Vice President and        Associate General Counsel, BGI
(45)                       Chief Legal Officer       (since 2004); First Vice President of
                           (since 2007).             Merrill Lynch Investment Managers
                                                     ( 1993-2004).
Amy Schioldager            Executive Vice            Head of U.S. Indexing, BGI (since
(45)                       President                 2006); Head of Domestic Equity
                           (since 2007).             Portfolio Management, BGI (2001-
                                                           2006).
H. Michael Williams*       Executive Vice            Vice Chairman - Capital Markets, BGI
(48)                       President (since          (since 2008); Head of Global Index
                           2007).                    and Markets Group of BGI (2006-
                                                     2008); Global Head of Securities
                                                     Lending, BGI (2002-2006).
Patrick O'Connor           Vice President            Head of iShares Portfolio
(41)                       (since 2007).             Management, BGI (since 2006);
                                                     Senior Portfolio Manager, BGI (1999-
                                                           2006).

                                              PRINCIPAL OCCUPATION(S)
  NAME (AGE)          POSITION                DURING THE PAST 5 YEARS
-------------     ----------------     ------------------------------------
Lee Sterne        Vice President       Head of U.S. Fixed Income Index and
(43)              (since 2007).        iShares, BGI (since 2007); Senior
                                       Portfolio Manager, BGI (2004-2007);
                                       Portfolio Manager, BGI (2001-2004).
Matt Tucker       Vice President       Head of U.S. Fixed Income
(36)              (since 2007).        Investment Solutions, BGI (since
                                       2005); Fixed Income Investment
                                       Strategist, BGI (2003-2005); Fixed
                                       Income Portfolio Manager, BGI
                                       ( 1997-2003).



COMMITTEES OF THE BOARD OF TRUSTEES. Each Independent Trustee serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement);
(iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the calendar year ended December 31, 2007.

The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and
(vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Trustees. The Nominating and Governance Committee met four times during the calendar year ended December 31, 2007.

The following table sets forth, as of December 31, 2007, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a Fund is not listed below, the Trustee did not own any securities in that Fund as of the date indicated above:




                                                                                                  AGGREGATE DOLLAR RANGE
                                                                                                OF EQUITY SECURITIES IN ALL
                                                                                                   REGISTERED INVESTMENT
                                                                                                   COMPANIES OVERSEEN BY
                                                                     DOLLAR RANGE OF EQUITY        TRUSTEE IN FAMILY OF
  NAME OF TRUSTEE                        FUND                        SECURITIES IN THE FUND        INVESTMENT COMPANIES
------------------   --------------------------------------------   ------------------------   ----------------------------
Lee T. Kranefuss     iShares Lehman 1-3 Year Treasury Bond Fund     $50,001-$100,000           Over $100,000
                     iShares Russell 3000 Index Fund                Over $100,000
John E. Martinez     iShares MSCI EAFE Index Fund                   Over $100,000              Over $100,000

                                                                                                   AGGREGATE DOLLAR RANGE
                                                                                                 OF EQUITY SECURITIES IN ALL
                                                                                                    REGISTERED INVESTMENT
                                                                                                    COMPANIES OVERSEEN BY
                                                                        DOLLAR RANGE OF EQUITY      TRUSTEE IN FAMILY OF
   NAME OF TRUSTEE                          FUND                        SECURITIES IN THE FUND      INVESTMENT COMPANIES
-------------------- ------------------------------------------------- ------------------------ ----------------------------
                     iShares Russell 1000 Index Fund                   Over $100,000
                     iShares Russell 1000 Value Index Fund             Over $100,000
                     iShares Russell 2000 Index Fund                   Over $100,000
                     iShares S&P 500 Index Fund                        Over $100,000
George G.C. Parker   iShares Russell 2000 Index Fund                   $50,001-$100,000         Over $100,000
                     iShares Russell 2000 Value Index Fund             $50,001-$100,000
                     iShares S&P 100 Index Fund                        Over $100,000
                     iShares S&P 500 Value Index Fund                  Over $100,000
                     iShares S&P MidCap 400 Index Fund                 $ 10,001-$50,000
                     iShares S&P MidCap 400 Value Index Fund           Over $100,000
                     iShares S&P Small Cap 600 Index Fund              $ 10,001-$50,000
                     iShares Russell 1000 Value Index Fund             Over $100,000
                     iShares Dow Jones Select Dividend Index Fund      Over $100,000
                     iShares S&P 500 Index Fund                        Over $100,000
                     iShares MSCI Mexico Index Fund                    Over $100,000
                     iShares MSCI EAFE Index Fund                      Over $100,000
Cecilia H. Herbert   iShares FTSE/Xinhua China 25 Index Fund           Over $100,000            Over $100,000
                     iShares MSCI Emerging Markets Index Fund          $ 10,001-$50,000
                     iShares MSCI Hong Kong Index Fund                 $ 10,001-$50,000
                     iShares MSCI Japan Index Fund                     $ 10,001-$50,000
                     iShares Dow Jones U.S. Consumer Goods Sector      $ 10,001-$50,000
                     Index Fund
                     iShares Russell 1000 Index Fund                   $ 10,001-$50,000
                     iShares S&P Global Telecommunications Sector      $ 10,001-$50,000
                     Index Fund
                     iShares Dow Jones U.S. Technology Sector Index    $      1-$10,000
                     Fund
                     iShares S&P 500 Index Fund                        Over $100,000
Charles A. Hurty     iShares S&P 500 Index Fund                        $ 10,001-$50,000         Over $100,000
                     iShares FTSE/Xinhua China 25 Index Fund           $ 10,001-$50,000
                     iShares Dow Jones Financial Sector Index Fund     $ 10,001-$50,000
                     iShares Dow Jones U.S. Energy Sector Index Fund   $ 10,001-$50,000
                     iShares Dow Jones U.S. Technology Sector Index    $ 10,001-$50,000
                     Fund
                     iShares MSCI EAFE Index Fund                      $ 10,001-$50,000

                                                                                                  AGGREGATE DOLLAR RANGE
                                                                                                OF EQUITY SECURITIES IN ALL
                                                                                                   REGISTERED INVESTMENT
                                                                                                   COMPANIES OVERSEEN BY
                                                                       DOLLAR RANGE OF EQUITY      TRUSTEE IN FAMILY OF
  NAME OF TRUSTEE                         FUND                         SECURITIES IN THE FUND      INVESTMENT COMPANIES
------------------ -------------------------------------------------- ------------------------ ----------------------------
                   iShares MSCI Japan Index Fund                      $10,001-$50,000
                   iShares Dow Jones Select Dividend Index Fund       $10,001-$50,000
John E. Kerrigan   iShares MSCI Japan Index Fund                      Over $100,000            Over $100,000
                   iShares MSCI Pacific ex-Japan Index Fund           Over $100,000
                   iShares MSCI EAFE Index Fund                       Over $100,000
Robert H. Silver   iShares Dow Jones U.S. Broker-Dealers Index Fund   Over $100,000            Over $100,000
                   iShares MSCI EAFE Index Fund                       Over $100,000
                   iShares S&P 500 Index Fund                         Over $100,000
                   iShares Russell 2000 Index Fund                    Over $100,000
Darrell Duffie     N/A                                                $             0          $ 0



As of December 31, 2007, none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust ("Independent Trustees") or their immediate family members owned beneficially or of record any securities of BGFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under common control with BGFA or the Distributor.

REMUNERATION OF TRUSTEES. The Trust pays each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $90,000 for meetings of the Board attended by the Trustee; also the Trust pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. During the period January 1, 2007 through December 31, 2007, the Trust paid each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $75,000 for meetings of the Board attended by the Trustee; also the Trust paid Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2007:



                                                         PENSION OR
                                   AGGREGATE             RETIREMENT                                         TOTAL
                                 COMPENSATION       BENEFITS ACCRUED AS       ESTIMATED ANNUAL          COMPENSATION
                                   FROM THE            PART OF TRUST            BENEFITS UPON          FROM THE FUNDS
 NAME OF INTERESTED TRUSTEE          TRUST              EXPENSES/1/             RETIREMENT/1/        AND FUND COMPLEX/2/
---------------------------     --------------     ---------------------     ------------------     --------------------
Lee T. Kranefuss/3/                 $     0            Not Applicable          Not Applicable             $      0
John E. Martinez                    $75,000            Not Applicable          Not Applicable             $150,000


-------

/1/ No Trustee or officer is entitled to any pension or retirement benefits from the Trust.

/2/ Includes compensation for service on the Board of Directors of iShares, Inc.

/3/ Lee T. Kranefuss was not compensated by the Funds due to his employment with BGI during the time period reflected in the table.

The table below sets forth the total compensation paid to each Independent Trustee for the calendar year ended December 31, 2007:




                                   AGGREGATE              PENSION OR                                       TOTAL
                                 COMPENSATION   RETIREMENT BENEFITS ACCRUED AS   ESTIMATED ANNUAL      COMPENSATION
                                   FROM THE              PART OF TRUST             BENEFITS UPON      FROM THE FUNDS
 NAME OF INDEPENDENT TRUSTEE/1/      TRUST                EXPENSES/2/              RETIREMENT/2/    AND FUND COMPLEX/3/
------------------------------- -------------- -------------------------------- ------------------ --------------------
George G.C. Parker                 $100,000             Not Applicable            Not Applicable         $200,000
John E. Kerrigan                   $ 75,000             Not Applicable            Not Applicable         $150,000
Charles A. Hurty                   $ 95,000             Not Applicable            Not Applicable         $190,000
Cecilia H. Herbert                 $ 75,000             Not Applicable            Not Applicable         $150,000
Robert H. Silver*                  $ 56,250             Not Applicable            Not Applicable         $112,500


-------

*     Appointed to serve as Independent Trustee of the Trust effective March 9,
      2007.
/1/ Compensation is not shown for Darrell Duffie because he was appointed to serve as Independent Trustee of the Trust effective June 18, 2008.
/2/ No Trustee or officer is entitled to any pension or retirement benefits from the Trust.

/3/ Includes compensation for service on the Board of Directors of iShares, Inc.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

The Trustees and officers of the Trust collectively owned less than 1% of each of the Funds' outstanding shares as of July 31, 2008.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of July 31, 2008, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:



                                                                               PERCENTAGE
              FUND                                  NAME                      OF OWNERSHIP
-------------------------------    --------------------------------------    -------------
iShares Cohen -& Steers Realty
  Majors Index Fund
                                   Charles Schwab & Co., Inc.                     14.69%
                                   111 Pavonia Avenue
                                   Jersey City, NJ 07310
                                   TD Ameritrade Clearing, Inc.                   10.05%
                                   1005 N. Ameritrade Place
                                   Bellevue, NE 68005
                                   National Financial Services LLC                10.04%
                                   200 Liberty Street
                                   5th Floor
                                   New York, NY 10281
                                   Barclays Global Investors, N.A.                 6.13%
                                   400 Howard Street
                                   San Francisco, CA 94105
                                   Pershing LLC                                    5.57%
                                   One Pershing Plaza
                                   Jersey City, NJ 07399
iShares Dow Jones EPAC Select
  Dividend Index Fund
                                   Merrill Lynch, Pierce Fenner & Smith           29.64%
                                   Safekeeping
                                   101 Hudson Street
                                   8th Floor
                                   Jersey City, NJ 07302

                                                                                  PERCENTAGE
               FUND                                    NAME                      OF OWNERSHIP
----------------------------------    --------------------------------------    -------------
                                      Charles Schwab & Co., Inc.                     8.09%
                                      111 Pavonia Avenue
                                      Jersey City, NJ 07310
                                      National Financial Services LLC                7.03%
                                      200 Liberty Street
                                      5th Floor
                                      New York, NY 10281
                                      Scotia Capital Inc.                            6.42%
                                      Scotia Plaza
                                      40 King Street West
                                      23rd Floor
                                      Toronto, ON M5W 2X6 CA
                                      Citigroup Global Markets Inc.                  6.41%
                                      333 W 34th Street
                                      New York, NY 10001-2402
iShares Dow Jones Select Dividend
  Index Fund
                                      Charles Schwab & Co., Inc.                    15.32%
                                      111 Pavonia Avenue
                                      Jersey City, NJ 07310
                                      National Financial Services LLC               10.49%
                                      200 Liberty Street
                                      5th Floor
                                      New York, NY 10281
                                      Citigroup Global Markets Inc.                  7.16%
                                      333 W 34th Street
                                      New York, NY 10001-2402
                                      Merrill Lynch, Pierce Fenner & Smith           6.94%
                                      Safekeeping
                                      101 Hudson Street
                                      8th Floor
                                      Jersey City, NJ 07302
                                      Citibank, N.A.                                 6.03%
                                      3800 Citicorp Center Tampa
                                      Building B/Floor 1
                                      Tampa, FL 33610
                                      Pershing LLC                                   5.72%
                                      One Pershing Plaza
                                      Jersey City, NJ 07399
iShares Dow Jones Transportation
  Average Index Fund
                                      Citigroup Global Markets Inc.                 15.00%
                                      333 W 34th Street
                                      New York, NY 10001-2402
                                      Banc of America Securities LLC                12.47%
                                      200 North College Street
                                      Charlotte, NC 28255
                                      Brown Brothers Harriman & Co.                  5.99%
                                      525 Washington Blvd.
                                      11th Floor
                                      Jersey City, NJ 07310

                                                                                    PERCENTAGE
                FUND                                     NAME                      OF OWNERSHIP
-----------------------------------    ---------------------------------------    -------------
                                       U.S. Bank N.A.                                  5.86%
                                       1555 North Rivercenter Dr.
                                       Suite 302
                                       Milwaukee, WI 53212
                                       Barclays Global Investors, N.A.                 5.67%
                                       400 Howard Street
                                       San Francisco, CA 94105
                                       Charles Schwab & Co., Inc.                      5.14%
                                       111 Pavonia Avenue
                                       Jersey City, NJ 07310
iShares Dow Jones U.S. Aerospace &
  Defense Index Fund
                                       Merrill Lynch, Pierce Fenner & Smith           20.69%
                                       Safekeeping
                                       101 Hudson Street
                                       8th Floor
                                       Jersey City, NJ 07302
                                       First Clearing, LLC                             9.84%
                                       901 East Byrd Street
                                       Richmond, VA 23219
                                       National Financial Services LLC                 7.09%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
                                       Bank of America, National Association           7.07%
                                       411 N. Akard Street
                                       5th Floor
                                       Dallas, TX 75201
                                       Citigroup Global Markets Inc.                   6.90%
                                       333 W 34th Street
                                       New York, NY 10001-2402
                                       Morgan Stanley & Co.                            6.57%
                                       Harbourside Financial Center
                                       Plaza 3, 1st Floor
                                       Jersey City, NJ 07311
                                       Charles Schwab & Co., Inc.                      6.23%
                                       111 Pavonia Avenue
                                       Jersey City, NJ 07310
                                       Goldman, Sachs & Co.                            5.89%
                                       30 Hudson Street
                                       16th Floor
                                       Jersey City, NJ 07302
iShares Dow Jones U.S. Basic
  Materials Sector Index Fund
                                       Citigroup Global Markets Inc.                  12.57%
                                       333 W 34th Street
                                       New York, NY 10001-2402
                                       National Financial Services LLC                 9.36%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281

                                                                                PERCENTAGE
              FUND                                   NAME                      OF OWNERSHIP
--------------------------------    --------------------------------------    -------------
                                    Charles Schwab & Co., Inc.                     8.87%
                                    111 Pavonia Avenue
                                    Jersey City, NJ 07310
                                    Merrill Lynch, Pierce Fenner & Smith           7.12%
                                    Safekeeping
                                    101 Hudson Street
                                    8th Floor
                                    Jersey City, NJ 07302
                                    First Clearing, LLC                            6.19%
                                    901 East Byrd Street
                                    Richmond, VA 23219
                                    Pershing LLC                                   6.16%
                                    One Pershing Plaza
                                    Jersey City, NJ 07399
                                    Bank of New York, The                          5.80%
                                    One Wall Street
                                    New York, NY 10004
iShares Dow Jones U.S.
  Broker-Dealers Index Fund
                                    Credit Suisse Securities (USA) LLC            16.93%
                                    11 Madison Ave.
                                    New York, NY 10010
                                    Brown Brothers Harriman & Co.                 11.71%
                                    525 Washington Blvd.
                                    11th Floor
                                    Jersey City, NJ 07310
                                    Citigroup Global Markets Inc.                  8.58%
                                    333 W 34th Street
                                    New York, NY 10001-2402
                                    Merrill Lynch, Pierce Fenner & Smith           6.27%
                                    Safekeeping
                                    101 Hudson Street
                                    8th Floor
                                    Jersey City, NJ 07302
                                    Lehman Brothers, Inc.                          5.24%
                                    3 World Financial Center
                                    New York, NY 10285
iShares Dow Jones U.S. Consumer
  Services Sector Index
Fund
                                    Northern Trust Company (The)                  18.89%
                                    801 South Canal Street
                                    Chicago, IL 60612
                                    Citigroup Global Markets Inc.                 11.11%
                                    333 W 34th Street
                                    New York, NY 10001-2402
                                    UBS Financial Services Inc.                    8.45%
                                    1000 Harbor Blvd.
                                    4th Floor
                                    Weehawken, NJ 07087

                                                                                     PERCENTAGE
                 FUND                                     NAME                      OF OWNERSHIP
-------------------------------------    --------------------------------------    -------------
                                         Merrill Lynch, Pierce Fenner & Smith           7.65%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302
                                         Charles Schwab & Co., Inc.                     7.61%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         National Financial Services LLC                5.50%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
                                         Deutsche Bank Securities Inc.                  5.04%
                                         1251 Avenue of the Americas
                                         New York, NY 10020
iShares Dow Jones U.S. Consumer
  Goods Sector Index
Fund
                                         Merrill Lynch, Pierce Fenner & Smith          16.23%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302
                                         Charles Schwab & Co., Inc.                    12.24%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         Citigroup Global Markets Inc.                  9.00%
                                         333 W 34th Street
                                         New York, NY 10001-2402
                                         UBS Financial Services Inc.                    7.61%
                                         1000 Harbor Blvd.
                                         4th Floor
                                         Weehawken, NJ 07087
                                         National Financial Services LLC                7.31%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
                                         Morgan Stanley & Co.                           5.85%
                                         Harbourside Financial Center
                                         Plaza 3, 1st Floor
                                         Jersey City, NJ 07311
iShares Dow Jones U.S. Energy Sector
  Index Fund
                                         Charles Schwab & Co., Inc.                     9.83%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         Citigroup Global Markets Inc.                  9.50%
                                         333 W 34th Street
                                         New York, NY 10001-2402

                                                                                 PERCENTAGE
               FUND                                   NAME                      OF OWNERSHIP
---------------------------------    --------------------------------------    -------------
                                     National Financial Services LLC                9.07%
                                     200 Liberty Street
                                     5th Floor
                                     New York, NY 10281
                                     Merrill Lynch, Pierce Fenner & Smith           8.86%
                                     Safekeeping
                                     101 Hudson Street
                                     8th Floor
                                     Jersey City, NJ 07302
                                     First Clearing, LLC                            5.75%
                                     901 East Byrd Street
                                     Richmond, VA 23219
                                     UBS Financial Services Inc.                    5.63%
                                     1000 Harbor Blvd.
                                     4th Floor
                                     Weehawken, NJ 07087
                                     Pershing LLC                                   5.43%
                                     One Pershing Plaza
                                     Jersey City, NJ 07399
iShares Dow Jones U.S. Financial
  Sector Index Fund
                                     Brown Brothers Harriman & Co.                 12.21%
                                     525 Washington Blvd.
                                     11th Floor
                                     Jersey City, NJ 07310
                                     Citigroup Global Markets Inc.                  8.57%
                                     333 W 34th Street
                                     New York, NY 10001-2402
                                     National Financial Services LLC                6.67%
                                     200 Liberty Street
                                     5th Floor
                                     New York, NY 10281
                                     Charles Schwab & Co., Inc.                     6.51%
                                     111 Pavonia Avenue
                                     Jersey City, NJ 07310
                                     UBS Financial Services Inc.                    5.70%
                                     1000 Harbor Blvd.
                                     4th Floor
                                     Weehawken, NJ 07087
                                     Bank of New York, The                          5.40%
                                     One Wall Street
                                     New York, NY 10004
iShares Dow Jones U.S. Financial
  Services Index Fund
                                     Citigroup Global Markets Inc.                 18.87%
                                     333 W 34th Street
                                     New York, NY 10001-2402

                                                                                  PERCENTAGE
               FUND                                    NAME                      OF OWNERSHIP
----------------------------------    --------------------------------------    -------------
                                      Merrill Lynch, Pierce Fenner & Smith           13.19%
                                      Safekeeping
                                      101 Hudson Street
                                      8th Floor
                                      Jersey City, NJ 07302
                                      National Financial Services LLC                 8.12%
                                      200 Liberty Street
                                      5th Floor
                                      New York, NY 10281
                                      Brown Brothers Harriman & Co.                   6.86%
                                      525 Washington Blvd.
                                      11th Floor
                                      Jersey City, NJ 07310
                                      Charles Schwab & Co., Inc.                      6.84%
                                      111 Pavonia Avenue
                                      Jersey City, NJ 07310
iShares Dow Jones U.S. Healthcare
  Sector Index Fund
                                      Charles Schwab & Co., Inc.                     13.01%
                                      111 Pavonia Avenue
                                      Jersey City, NJ 07310
                                      Merrill Lynch, Pierce Fenner & Smith           10.19%
                                      Safekeeping
                                      101 Hudson Street
                                      8th Floor
                                      Jersey City, NJ 07302
                                      National Financial Services LLC                 9.09%
                                      200 Liberty Street
                                      5th Floor
                                      New York, NY 10281
                                      Morgan Stanley & Co.                            8.32%
                                      Harbourside Financial Center
                                      Plaza 3, 1st Floor
                                      Jersey City, NJ 07311
                                      UBS Financial Services Inc.                     6.37%
                                      1000 Harbor Blvd.
                                      4th Floor
                                      Weehawken, NJ 07087
                                      Pershing LLC                                    6.31%
                                      One Pershing Plaza
                                      Jersey City, NJ 07399
                                      Citigroup Global Markets Inc.                   6.07%
                                      333 W 34th Street
                                      New York, NY 10001-2402
                                      First Clearing, LLC                             5.35%
                                      901 East Byrd Street
                                      Richmond, VA 23219
iShares Dow Jones U.S. Healthcare
  Providers Index Fund

                                                                                 PERCENTAGE
            FUND                                    NAME                        OF OWNERSHIP
----------------------------    -------------------------------------------    -------------
                                Charles Schwab & Co., Inc.                          10.18%
                                111 Pavonia Avenue
                                Jersey City, NJ 07310
                                Morgan Stanley & Co.                                 9.62%
                                Harbourside Financial Center
                                Plaza 3, 1st Floor
                                Jersey City, NJ 07311
                                Citigroup Global Markets Inc.                        8.39%
                                333 W 34th Street
                                New York, NY 10001-2402
                                National Financial Services LLC                      7.24%
                                200 Liberty Street
                                5th Floor
                                New York, NY 10281
                                Merrill Lynch, Pierce Fenner & Smith                 6.43%
                                Safekeeping
                                101 Hudson Street
                                8th Floor
                                Jersey City, NJ 07302
                                JPMorgan Chase Bank, National Association            5.79%
                                14201 Dallas Pkwy
                                12th Floor
                                Dallas, TX 75240
                                Brown Brothers Harriman & Co.                        5.76%
                                525 Washington Blvd.
                                11th Floor
                                Jersey City, NJ 07310
                                Swiss American Securities Inc.                       5.21%
                                12 East 49th Street
                                41st Floor
                                New York, NY 10017
iShares Dow Jones U.S. Home
  Construction Index Fund
                                National Financial Services LLC                     14.41%
                                200 Liberty Street
                                5th Floor
                                New York, NY 10281
                                Charles Schwab & Co., Inc.                          10.51%
                                111 Pavonia Avenue
                                Jersey City, NJ 07310
                                State Street Bank and Trust Company                 10.18%
                                1776 Heritage Drive
                                North Quincy, MA 02171
                                Citigroup Global Markets Inc.                        7.08%
                                333 W 34th Street
                                New York, NY 10001-2402
                                Pershing LLC                                         6.42%
                                One Pershing Plaza
                                Jersey City, NJ 07399

                                                                                  PERCENTAGE
               FUND                                    NAME                      OF OWNERSHIP
----------------------------------    --------------------------------------    -------------
                                      TD Ameritrade Clearing, Inc.                   5.65%
                                      1005 N. Ameritrade Place
                                      Bellevue, NE 68005
iShares Dow Jones U.S. Industrial
  Sector Index Fund
                                      Merrill Lynch, Pierce Fenner & Smith          12.68%
                                      Safekeeping
                                      101 Hudson Street
                                      8th Floor
                                      Jersey City, NJ 07302
                                      Citigroup Global Markets Inc.                 12.07%
                                      333 W 34th Street
                                      New York, NY 10001-2402
                                      Charles Schwab & Co., Inc.                     8.51%
                                      111 Pavonia Avenue
                                      Jersey City, NJ 07310
                                      National Financial Services LLC                7.09%
                                      200 Liberty Street
                                      5th Floor
                                      New York, NY 10281
                                      Morgan Stanley & Co.                           5.91%
                                      Harbourside Financial Center
                                      Plaza 3, 1st Floor
                                      Jersey City, NJ 07311
iShares Dow Jones U.S. Insurance
  Index Fund
                                      Citigroup Global Markets Inc.                 37.71%
                                      333 W 34th Street
                                      New York, NY 10001-2402
                                      Janney Montgomery Scott LLC                   11.06%
                                      26 Broadway
                                      New York, NY 10004
                                      First National Bank of Omaha                  10.00%
                                      PO Box 3327
                                      Omaha, NE 68103
                                      Charles Schwab & Co., Inc.                     8.61%
                                      111 Pavonia Avenue
                                      Jersey City, NJ 07310
                                      Pershing LLC                                   5.79%
                                      One Pershing Plaza
                                      Jersey City, NJ 07399
iShares Dow Jones U.S. Medical
  Devices Index Fund
                                      Brown Brothers Harriman & Co.                 16.89%
                                      525 Washington Blvd.
                                      11th Floor
                                      Jersey City, NJ 07310
                                      Charles Schwab & Co., Inc.                    14.44%
                                      111 Pavonia Avenue
                                      Jersey City, NJ 07310

                                                                                 PERCENTAGE
               FUND                                   NAME                      OF OWNERSHIP
---------------------------------    --------------------------------------    -------------
                                     First Clearing, LLC                            11.97%
                                     901 East Byrd Street
                                     Richmond, VA 23219
                                     Merrill Lynch, Pierce Fenner & Smith            5.86%
                                     Safekeeping
                                     101 Hudson Street
                                     8th Floor
                                     Jersey City, NJ 07302
                                     National Financial Services LLC                 5.74%
                                     200 Liberty Street
                                     5th Floor
                                     New York, NY 10281
                                     Pershing LLC                                    5.67%
                                     One Pershing Plaza
                                     Jersey City, NJ 07399
                                     Morgan Stanley & Co.                            5.22%
                                     Harbourside Financial Center
                                     Plaza 3, 1st Floor
                                     Jersey City, NJ 07311
iShares Dow Jones U.S. Oil & Gas
  Exploration & Production
Index Fund
                                     Citigroup Global Markets Inc.                  12.04%
                                     333 W 34th Street
                                     New York, NY 10001-2402
                                     Credit Suisse Securities (USA) LLC              9.40%
                                     11 Madison Ave.
                                     New York, NY 10010
                                     Lehman Brothers, Inc.                           8.58%
                                     3 World Financial Center
                                     New York, NY 10285
                                     Brown Brothers Harriman & Co.                   7.15%
                                     525 Washington Blvd.
                                     11th Floor
                                     Jersey City, NJ 07310
                                     Barclays Global Investors, N.A.                 6.62%
                                     400 Howard Street
                                     San Francisco, CA 94105
                                     National Financial Services LLC                 6.07%
                                     200 Liberty Street
                                     5th Floor
                                     New York, NY 10281
                                     Goldman, Sachs & Co.                            5.99%
                                     30 Hudson Street
                                     16th Floor
                                     Jersey City, NJ 07302
                                     Charles Schwab & Co., Inc.                      5.49%
                                     111 Pavonia Avenue
                                     Jersey City, NJ 07310

                                                                                     PERCENTAGE
                 FUND                                     NAME                      OF OWNERSHIP
-------------------------------------    --------------------------------------    -------------
iShares Dow Jones U.S. Oil Equipment
  & Services Index
Fund
                                         Charles Schwab & Co., Inc.                     11.01%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         National Financial Services LLC                 8.84%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
                                         Citigroup Global Markets Inc.                   7.13%
                                         333 W 34th Street
                                         New York, NY 10001-2402
                                         Merrill Lynch, Pierce Fenner & Smith            5.73%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302
                                         Pershing LLC                                    5.60%
                                         One Pershing Plaza
                                         Jersey City, NJ 07399
                                         Bank of New York, The                           5.34%
                                         One Wall Street
                                         New York, NY 10004
                                         Morgan Stanley & Co.                            5.25%
                                         Harbourside Financial Center
                                         Plaza 3, 1st Floor
                                         Jersey City, NJ 07311
iShares Dow Jones U.S.
  Pharmaceuticals Index Fund
                                         TD Waterhouse Canada Inc.                      29.23%
                                         77 Bloor Street West
                                         7th Floor
                                         Toronto, ON M4Y2T1 CA
                                         Charles Schwab & Co., Inc.                     14.44%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         Merrill Lynch, Pierce Fenner & Smith            6.98%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302
                                         Brown Brothers Harriman & Co.                   6.16%
                                         525 Washington Blvd.
                                         11th Floor
                                         Jersey City, NJ 07310
                                         Pershing LLC                                    5.44%
                                         One Pershing Plaza
                                         Jersey City, NJ 07399

                                                                                   PERCENTAGE
                FUND                                    NAME                      OF OWNERSHIP
-----------------------------------    --------------------------------------    -------------
                                       National Financial Services LLC                5.19%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
iShares Dow Jones U.S. Real Estate
  Index Fund
                                       Barclays Global Investors, N.A.               10.29%
                                       400 Howard Street
                                       San Francisco, CA 94105
                                       Charles Schwab & Co., Inc.                     6.33%
                                       111 Pavonia Avenue
                                       Jersey City, NJ 07310
                                       State Street Bank and Trust Company            5.97%
                                       1776 Heritage Drive
                                       North Quincy, MA 02171
iShares Dow Jones U.S. Regional
  Banks Index Fund
                                       Citigroup Global Markets Inc.                  8.46%
                                       333 W 34th Street
                                       New York, NY 10001-2402
                                       Citibank, N.A.                                 8.10%
                                       3800 Citicorp Center Tampa
                                       Building B/Floor 1
                                       Tampa, FL 33610
                                       National Financial Services LLC                7.25%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
                                       Charles Schwab & Co., Inc.                     7.08%
                                       111 Pavonia Avenue
                                       Jersey City, NJ 07310
                                       Barclays Global Investors, N.A.                6.95%
                                       400 Howard Street
                                       San Francisco, CA 94105
                                       Bank of New York, The                          5.91%
                                       One Wall Street
                                       New York, NY 10004
                                       Pershing LLC                                   5.86%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399
iShares Dow Jones U.S. Technology
  Sector Index Fund
                                       Merrill Lynch, Pierce Fenner & Smith          16.18%
                                       Safekeeping
                                       101 Hudson Street
                                       8th Floor
                                       Jersey City, NJ 07302
                                       Bank of New York, The                         12.60%
                                       One Wall Street
                                       New York, NY 10004

                                                                                   PERCENTAGE
                FUND                                    NAME                      OF OWNERSHIP
-----------------------------------    --------------------------------------    -------------
                                       Charles Schwab & Co., Inc.                     9.33%
                                       111 Pavonia Avenue
                                       Jersey City, NJ 07310
                                       Brown Brothers Harriman & Co.                  6.51%
                                       525 Washington Blvd.
                                       11th Floor
                                       Jersey City, NJ 07310
                                       National Financial Services LLC                5.94%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
                                       Morgan Stanley & Co.                           5.09%
                                       Harbourside Financial Center
                                       Plaza 3, 1st Floor
                                       Jersey City, NJ 07311
iShares Dow Jones U.S.                 A.G. Edwards & Sons, Inc.                     22.62%
  Telecommunications Sector Index
Fund                                   One North Jefferson Ave.
                                       St. Louis, MO 63103
                                       Merrill Lynch, Pierce Fenner & Smith          10.86%
                                       Safekeeping
                                       101 Hudson Street
                                       8th Floor
                                       Jersey City, NJ 07302
                                       SEI Private Trust Company                      9.20%
                                       1 Freedom Valley Drive
                                       Oaks, PA 19456
                                       Bank of New York, The                          6.06%
                                       One Wall Street
                                       New York, NY 10004
                                       Charles Schwab & Co., Inc.                     5.63%
                                       111 Pavonia Avenue
                                       Jersey City, NJ 07310
                                       Citigroup Global Markets Inc.                  5.01%
                                       333 W 34th Street
                                       New York, NY 10001-2402
iShares Dow Jones U.S. Index Fund
                                       National Financial Services LLC               19.31%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
                                       Charles Schwab & Co., Inc.                    17.91%
                                       111 Pavonia Avenue
                                       Jersey City, NJ 07310
                                       Merrill Lynch, Pierce Fenner & Smith           8.20%
                                       Safekeeping
                                       101 Hudson Street
                                       8th Floor
                                       Jersey City, NJ 07302

                                                                                           PERCENTAGE
                FUND                                        NAME                          OF OWNERSHIP
-----------------------------------    ----------------------------------------------    -------------
                                       Pershing LLC                                           6.54%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399
                                       TD Ameritrade Clearing, Inc.                           5.91%
                                       1005 N. Ameritrade Place
                                       Bellevue, NE 68005
                                       American Enterprise Investment Services Inc.           5.26%
                                       2178 AXP Financial Center
                                       Minneapolis, MN 55474
iShares Dow Jones U.S. Utilities
  Sector Index Fund
                                       Merrill Lynch, Pierce Fenner & Smith                  10.50%
                                       Safekeeping
                                       101 Hudson Street
                                       8th Floor
                                       Jersey City, NJ 07302
                                       Charles Schwab & Co., Inc.                            10.48%
                                       111 Pavonia Avenue
                                       Jersey City, NJ 07310
                                       Citigroup Global Markets Inc.                         10.24%
                                       333 W 34th Street
                                       New York, NY 10001-2402
                                       National Financial Services LLC                        9.57%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
                                       Bank of New York, The                                  5.79%
                                       One Wall Street
                                       New York, NY 10004
                                       First Clearing, LLC                                    5.62%
                                       901 East Byrd Street
                                       Richmond, VA 23219
iShares FTSE NAREIT
  Industrial/Office Index Fund
                                       Citigroup Global Markets Inc.                         39.19%
                                       333 W 34th Street
                                       New York, NY 10001-2402
                                       Timber Hill LLC                                       20.61%
                                       2 Pickwick Plaza
                                       2nd Floor
                                       Greenwich, CT 06830
                                       Fortis Clearing Americas LLC                           8.60%
                                       175 W. Jackson Blvd., Suite 400
                                       Chicago, IL 60464
                                       National Financial Services LLC                        6.61%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
iShares FTSE NAREIT Mortgage REITs
  Index Fund

                                                                                     PERCENTAGE
                FUND                                     NAME                       OF OWNERSHIP
-----------------------------------    ----------------------------------------    -------------
                                       Citigroup Global Markets Inc.                    15.28%
                                       333 W 34th Street
                                       New York, NY 10001-2402
                                       National Financial Services LLC                  14.29%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
                                       TD Ameritrade Clearing, Inc.                      6.95%
                                       1005 N. Ameritrade Place
                                       Bellevue, NE 68005
                                       Wells Fargo Bank, National Association            6.82%
                                       733 Marquette Ave
                                       4th Floor
                                       Minneapolis, MN 55402
                                       Charles Schwab & Co., Inc.                        6.65%
                                       111 Pavonia Avenue
                                       Jersey City, NJ 07310
                                       Pershing LLC                                      5.91%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399
                                       Timber Hill LLC                                   5.35%
                                       2 Pickwick Plaza
                                       2nd Floor
                                       Greenwich, CT 06830
                                       Merrill Lynch, Pierce Fenner & Smith              5.14%
                                       Safekeeping
                                       101 Hudson Street
                                       8th Floor
                                       Jersey City, NJ 07302
iShares FTSE NAREIT Real Estate 50
  Index Fund
                                       Goldman, Sachs & Co.                             54.67%
                                       30 Hudson Street
                                       16th Floor
                                       Jersey City, NJ 07302
                                       National Financial Services LLC                  16.13%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281
iShares FTSE NAREIT Residential
  Index Fund
                                       Timber Hill LLC                                  21.55%
                                       2 Pickwick Plaza
                                       2nd Floor
                                       Greenwich, CT 06830
                                       National Financial Services LLC                  17.02%
                                       200 Liberty Street
                                       5th Floor
                                       New York, NY 10281

                                                                                     PERCENTAGE
                 FUND                                     NAME                      OF OWNERSHIP
-------------------------------------    --------------------------------------    -------------
                                         Charles Schwab & Co., Inc.                     11.91%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         First Clearing, LLC                             6.83%
                                         901 East Byrd Street
                                         Richmond, VA 23219
                                         Citigroup Global Markets Inc.                   5.04%
                                         333 W 34th Street
                                         New York, NY 10001-2402
iShares FTSE NAREIT Retail Index Fund
                                         Timber Hill LLC                                72.85%
                                         2 Pickwick Plaza
                                         2nd Floor
                                         Greenwich, CT 06830
                                         National Financial Services LLC                 7.82%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
iShares FTSE EPRA/NAREIT Asia Index
  Fund
                                         Charles Schwab & Co., Inc.                     21.36%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         National Financial Services LLC                19.91%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
                                         Goldman, Sachs & Co.                           16.36%
                                         30 Hudson Street
                                         16th Floor
                                         Jersey City, NJ 07302
                                         Merrill Lynch, Pierce Fenner & Smith           15.38%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302
                                         Penson Financial Services, Inc./CDS             6.43%
                                         1700 Pacific Avenue Suite 1400
                                         Dallas, TX 75201
                                         Swiss American Securities Inc.                  5.25%
                                         12 East 49th Street
                                         41st Floor
                                         New York, NY 10017
iShares FTSE EPRA/NAREIT Europe
  Index Fund
                                         Merrill Lynch, Pierce Fenner & Smith           35.62%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302

                                                                                             PERCENTAGE
                 FUND                                         NAME                          OF OWNERSHIP
-------------------------------------    ----------------------------------------------    -------------
                                         Charles Schwab & Co., Inc.                             23.57%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         TD Ameritrade Clearing, Inc.                           15.93%
                                         1005 N. Ameritrade Place
                                         Bellevue, NE 68005
                                         American Enterprise Investment Services Inc.            5.07%
                                         2178 AXP Financial Center
                                         Minneapolis, MN 55474
iShares FTSE EPRA/NAREIT Global Real
  Estate ex-U.S.
Index Fund
                                         Barclays Global Investors, N.A.                        73.69%
                                         400 Howard Street
                                         San Francisco, CA 94105
                                         Merrill Lynch, Pierce Fenner & Smith                    5.39%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302
iShares FTSE EPRA/NAREIT North
  America Index Fund
                                         Fortis Clearing Americas LLC                           62.40%
                                         175 W. Jackson Blvd., Suite 400
                                         Chicago, IL 60464
                                         U.S. Bank N.A.                                         19.66%
                                         1555 North Rivercenter Dr.
                                         Suite 302
                                         Milwaukee, WI 53212
iShares KLD 400 Social Index Fund
                                         Brown Brothers Harriman & Co.                          18.45%
                                         525 Washington Blvd.
                                         11th Floor
                                         Jersey City, NJ 07310
                                         Charles Schwab & Co., Inc.                             12.84%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         National Financial Services LLC                        10.69%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
                                         First Clearing, LLC                                    10.01%
                                         901 East Byrd Street
                                         Richmond, VA 23219
                                         Citigroup Global Markets Inc.                           6.03%
                                         333 W 34th Street
                                         New York, NY 10001-2402

                                                                                             PERCENTAGE
                 FUND                                         NAME                          OF OWNERSHIP
-------------------------------------    ----------------------------------------------    -------------
                                         UBS Financial Services Inc.                            5.56%
                                         1000 Harbor Blvd.
                                         4th Floor
                                         Weehawken, NJ 07087
                                         Bank of America, National Association                  5.27%
                                         411 N. Akard Street
                                         5th Floor
                                         Dallas, TX 75201
iShares KLD Select Social/SM/ Index
  Fund
                                         Charles Schwab & Co., Inc.                            13.06%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         Merrill Lynch, Pierce Fenner & Smith                   8.52%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302
                                         Bank of America, National Association                  7.58%
                                         411 N. Akard Street
                                         5th Floor
                                         Dallas, TX 75201
                                         PNC Bank, National Association                         7.32%
                                         Institutional Service Group
                                         8800 Tinicum Blvd.
                                         Att: Trade Sett. Dept
                                         Philadelphia, PA 19153
                                         Citigroup Global Markets Inc.                          5.79%
                                         333 W 34th Street
                                         New York, NY 10001-2402
                                         National Financial Services LLC                        5.30%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
iShares Morningstar Large Core Index
  Fund
                                         National Financial Services LLC                       16.58%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
                                         Pershing LLC                                          11.37%
                                         One Pershing Plaza
                                         Jersey City, NJ 07399
                                         Merrill Lynch, Pierce Fenner & Smith                   8.97%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302
                                         American Enterprise Investment Services Inc.           7.75%
                                         2178 AXP Financial Center
                                         Minneapolis, MN 55474

                                                                                      PERCENTAGE
               FUND                                      NAME                        OF OWNERSHIP
---------------------------------    -------------------------------------------    -------------
                                     Charles Schwab & Co., Inc.                          5.84%
                                     111 Pavonia Avenue
                                     Jersey City, NJ 07310
                                     Wells Fargo Bank, National Association              5.10%
                                     733 Marquette Ave
                                     4th Floor
                                     Minneapolis, MN 55402
iShares Morningstar Large Growth
  Index Fund
                                     Charles Schwab & Co., Inc.                         18.80%
                                     111 Pavonia Avenue
                                     Jersey City, NJ 07310
                                     Merrill Lynch, Pierce Fenner & Smith               10.83%
                                     Safekeeping
                                     101 Hudson Street
                                     8th Floor
                                     Jersey City, NJ 07302
                                     National Financial Services LLC                     8.55%
                                     200 Liberty Street
                                     5th Floor
                                     New York, NY 10281
                                     JPMorgan Chase Bank, National Association           8.41%
                                     14201 Dallas Pkwy
                                     12th Floor
                                     Dallas, TX 75240
                                     Pershing LLC                                        6.21%
                                     One Pershing Plaza
                                     Jersey City, NJ 07399
                                     Citigroup Global Markets Inc.                       5.88%
                                     333 W 34th Street
                                     New York, NY 10001-2402
                                     U.S. Bank N.A.                                      5.41%
                                     1555 North Rivercenter Dr.
                                     Suite 302
                                     Milwaukee, WI 53212
iShares Morningstar Large Value
  Index Fund
                                     National Financial Services LLC                    13.66%
                                     200 Liberty Street
                                     5th Floor
                                     New York, NY 10281
                                     Pershing LLC                                       12.41%
                                     One Pershing Plaza
                                     Jersey City, NJ 07399
                                     Charles Schwab & Co., Inc.                         11.46%
                                     111 Pavonia Avenue
                                     Jersey City, NJ 07310
                                     TD Ameritrade Clearing, Inc.                        6.56%
                                     1005 N. Ameritrade Place
                                     Bellevue, NE 68005

                                                                                             PERCENTAGE
                 FUND                                         NAME                          OF OWNERSHIP
-------------------------------------    ----------------------------------------------    -------------
                                         Merrill Lynch, Pierce Fenner & Smith                   6.55%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302
                                         RBC Dominion Securities, Inc.                          6.48%
                                         200 Bay Street, 6th Floor
                                         Royal Bank Plaza North Tower
                                         Toronto, ON M5J 2W7
                                         American Enterprise Investment Services Inc.           5.37%
                                         2178 AXP Financial Center
                                         Minneapolis, MN 55474
iShares Morningstar Mid Core Index
  Fund
                                         National Financial Services LLC                       16.34%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
                                         Pershing LLC                                           7.99%
                                         One Pershing Plaza
                                         Jersey City, NJ 07399
                                         Charles Schwab & Co., Inc.                             7.65%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         Citigroup Global Markets Inc.                          7.57%
                                         333 W 34th Street
                                         New York, NY 10001-2402
                                         American Enterprise Investment Services Inc.           7.22%
                                         2178 AXP Financial Center
                                         Minneapolis, MN 55474
                                         Merrill Lynch, Pierce Fenner & Smith                   6.90%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302
                                         Timber Hill LLC                                        6.53%
                                         2 Pickwick Plaza
                                         2nd Floor
                                         Greenwich, CT 06830
iShares Morningstar Mid Growth Index     First Clearing, LLC                                   46.16%
  Fund
                                         901 East Byrd Street
                                         Richmond, VA 23219
                                         National Financial Services LLC                        7.03%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
                                         Charles Schwab & Co., Inc.                             5.87%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310

                                                                                             PERCENTAGE
                 FUND                                         NAME                          OF OWNERSHIP
-------------------------------------    ----------------------------------------------    -------------
iShares Morningstar Mid Value Index
  Fund
                                         JPMorgan Chase Bank, National Association              17.33%
                                         14201 Dallas Pkwy
                                         12th Floor
                                         Dallas, TX 75240
                                         Charles Schwab & Co., Inc.                             12.01%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         First Clearing, LLC                                    11.61%
                                         901 East Byrd Street
                                         Richmond, VA 23219
                                         National Financial Services LLC                         9.20%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
                                         Citigroup Global Markets Inc.                           5.58%
                                         333 W 34th Street
                                         New York, NY 10001-2402
iShares Morningstar Small Core Index
  Fund
                                         Charles Schwab & Co., Inc.                             13.61%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310
                                         National Financial Services LLC                        11.99%
                                         200 Liberty Street
                                         5th Floor
                                         New York, NY 10281
                                         Pershing LLC                                            9.12%
                                         One Pershing Plaza
                                         Jersey City, NJ 07399
                                         American Enterprise Investment Services Inc.            7.60%
                                         2178 AXP Financial Center
                                         Minneapolis, MN 55474
                                         Merrill Lynch, Pierce Fenner & Smith                    6.94%
                                         Safekeeping
                                         101 Hudson Street
                                         8th Floor
                                         Jersey City, NJ 07302
                                         M&I Marshall & Ilsley Bank                              6.69%
                                         11270 W Park Place
                                         7th Floor
                                         Milwaukee, WI 53224
iShares Morningstar Small Growth
  Index Fund
                                         Charles Schwab & Co., Inc.                             14.48%
                                         111 Pavonia Avenue
                                         Jersey City, NJ 07310

                                                                                        PERCENTAGE
              FUND                                       NAME                          OF OWNERSHIP
--------------------------------    ----------------------------------------------    -------------
                                    Mellon Trust of New England, National                  12.78%
                                    Association
                                    Three Mellon Bank Center
                                    Floor 1533700
                                    Pittsburgh, PA 15259
                                    National Financial Services LLC                         9.96%
                                    200 Liberty Street
                                    5th Floor
                                    New York, NY 10281
                                    American Enterprise Investment Services Inc.            8.31%
                                    2178 AXP Financial Center
                                    Minneapolis, MN 55474
                                    TD Ameritrade Clearing, Inc.                            7.34%
                                    1005 N. Ameritrade Place
                                    Bellevue, NE 68005
                                    Timber Hill LLC                                         6.68%
                                    2 Pickwick Plaza
                                    2nd Floor
                                    Greenwich, CT 06830
                                    Pershing LLC                                            6.22%
                                    One Pershing Plaza
                                    Jersey City, NJ 07399
iShares Morningstar Small Value
  Index Fund
                                    National Financial Services LLC                        12.94%
                                    200 Liberty Street
                                    5th Floor
                                    New York, NY 10281
                                    Charles Schwab & Co., Inc.                              9.48%
                                    111 Pavonia Avenue
                                    Jersey City, NJ 07310
                                    Pershing LLC                                            7.20%
                                    One Pershing Plaza
                                    Jersey City, NJ 07399
                                    Union Bank of California, N.A.                          6.42%
                                    350 California Street
                                    8th Floor
                                    San Francisco, CA 94104
                                    Merrill Lynch, Pierce Fenner & Smith                    6.23%
                                    Safekeeping
                                    101 Hudson Street
                                    8th Floor
                                    Jersey City, NJ 07302
                                    M&I Marshall & Ilsley Bank                              5.83%
                                    11270 W Park Place
                                    7th Floor
                                    Milwaukee, WI 53224
                                    TD Ameritrade Clearing, Inc.                            5.75%
                                    1005 N. Ameritrade Place
                                    Bellevue, NE 68005

Investment Advisory, Administrative and Distribution Services

INVESTMENT ADVISER. BGFA serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of each Fund, and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

For its investment advisory services to the iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund and the iShares Dow Jones U.S. Utilities Sector Index Fund, BGFA is paid a management fee based on each Fund's allocable portion of: 0.48% per annum of the aggregate net assets of those Funds less than or equal to $10.0 billion; plus 0.43% per annum of the aggregate net assets of those Funds between $10.0 billion and $20.0 billion; plus 0.38% per annum of the aggregate net assets of those Funds in excess of $20.0 billion.

Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of each Fund), BGFA is responsible for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense and taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses. For its investment management services to each Fund, BGFA is paid a management fee at the annual rates (as a percentage of such Fund's average net assets) set forth below.

The following table sets forth the management fees paid by each Fund for the fiscal years noted:



                                                                         MANAGEMENT          MANAGEMENT         MANAGEMENT
                                                                         FEES PAID           FEES PAID           FEES PAID
                                                                            FOR                 FOR                 FOR
                                       MANAGEMENT   FUND INCEPTION   FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                       FEE           DATE          APRIL 30, 2008      APRIL 30, 2007     APRIL 30, 2006
------------------------------------- ------------ ---------------- ------------------- ------------------- ------------------
iShares Cohen -& Steers Realty
Majors Index
 Fund                                      0.35%       01/29/01         $ 7,945,270         $ 9,164,320         $ 5,991,329
iShares Dow Jones EPAC Select
Dividend Index
 Fund                                      0.50%       06/11/07             193,208             N/A                 N/A
iShares Dow Jones Select Dividend          0.40%       11/03/03          29,641,917          28,752,206          27,966,383
  Index Fund
iShares Dow Jones Transportation
Average
 Index Fund                                0.48%       10/06/03           1,817,754           1,830,941           1,087,487
iShares Dow Jones U.S. Aerospace &
Defense
 Index Fund                                0.48%        05/1/06           1,702,017             446,354             N/A
iShares Dow Jones U.S. Basic
Materials Sector
 Index Fund                                0.48%       06/12/00           3,306,300           2,387,487           2,383,861
iShares Dow Jones U.S.
Broker-Dealers Index
 Fund                                      0.48%        05/1/06           1,110,264             455,247             N/A
iShares Dow Jones U.S. Consumer Goods
 Sector Index Fund                         0.48%       06/12/00           1,678,346           1,636,466           2,561,674

                                                                         MANAGEMENT          MANAGEMENT         MANAGEMENT
                                                                         FEES PAID           FEES PAID           FEES PAID
                                                                            FOR                 FOR                 FOR
                                       MANAGEMENT   FUND INCEPTION   FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                       FEE           DATE          APRIL 30, 2008      APRIL 30, 2007     APRIL 30, 2006
------------------------------------- ------------ ---------------- ------------------- ------------------- ------------------
iShares Dow Jones U.S. Consumer
Services
 Sector Index Fund                         0.48%       06/12/00          1,159,333           1,331,680           1,465,524
iShares Dow Jones U.S. Energy Sector
Index
 Fund                                      0.48%       06/12/00          5,375,930           4,238,218           4,864,971
iShares Dow Jones U.S. Financial
Sector Index
 Fund                                      0.48%       05/22/00          2,385,114           2,296,093           2,124,027
iShares Dow Jones U.S. Financial
Services Index
 Fund                                      0.48%       06/12/00          1,215,725           1,590,670           1,132,161
iShares Dow Jones U.S. Healthcare
Providers
 Index Fund                                0.48%        05/1/06            761,627             401,029              N/A
iShares Dow Jones U.S. Healthcare
Sector Index
 Fund                                      0.48%       06/12/00          5,052,804           5,911,911           7,782,684
iShares Dow Jones U.S. Home
Construction
 Index Fund                                0.48%        05/1/06            881,305             290,734              N/A
iShares Dow Jones U.S. Industrial
Sector Index
 Fund                                      0.48%       06/12/00          1,701,690           1,429,838           1,456,507
iShares Dow Jones U.S. Insurance           0.48%        05/1/06            178,998             100,775              N/A
  Index Fund
iShares Dow Jones U.S. Medical
Devices Index
 Fund                                      0.48%        05/1/06          1,112,725             259,833              N/A
iShares Dow Jones U.S. Oil Equipment
&
 Services Index Fund                       0.48%        05/1/06          1,162,361             309,440              N/A
iShares Dow Jones U.S. Oil & Gas
Exploration &
 Production Index Fund                     0.48%        05/1/06            727,651             210,569              N/A
iShares Dow Jones U.S.
Pharmaceuticals Index
 Fund                                      0.48%        05/1/06            369,620             248,756              N/A
iShares Dow Jones U.S. Real Estate         0.48%       06/12/00          8,043,386           7,785,351           6,678,636
  Index Fund
iShares Dow Jones U.S. Regional
Banks Index
 Fund                                      0.48%        05/1/06            368,884             125,305              N/A
iShares Dow Jones U.S. Technology
Sector
 Index Fund                                0.48%       05/15/00          4,657,712           3,095,212           2,839,363
iShares Dow Jones U.S.
Telecommunications
 Sector Index Fund                         0.48%       05/22/00          4,301,377           3,990,212           2,958,708
iShares Dow Jones U.S. Index Fund/1/       0.20%       06/12/00          1,275,654           1,082,304             946,372
iShares Dow Jones U.S. Utilities
Sector Index
 Fund                                      0.48%       06/12/00          3,986,113           3,667,925           4,352,060
iShares FTSE NAREIT
Industrial/Office Index
 Fund                                      0.48%       05/01/07             58,450              N/A                 N/A
iShares FTSE NAREIT Mortgage REITs
Index
 Fund                                      0.48%       05/01/07             80,402              N/A                 N/A
iShares FTSE NAREIT Real Estate 50
Index
 Fund                                      0.48%       05/01/07             95,121              N/A                 N/A
iShares FTSE NAREIT Residential            0.48%       05/01/07             53,598              N/A                 N/A
  Index Fund
iShares FTSE NAREIT Retail Index Fund      0.48%       05/01/07             52,962              N/A                 N/A
iShares FTSE EPRA/NAREIT Asia Index        0.48%       11/12/07             13,384              N/A                 N/A
  Fund
iShares FTSE EPRA/NAREIT Europe            0.48%       11/12/07             10,818              N/A                 N/A
  Index Fund
iShares FTSE EPRA/NAREIT Global Real
Estate
 ex-U.S. Index Fund                        0.48%       11/12/07             28,881              N/A                 N/A
iShares FTSE EPRA/NAREIT North
America
 Index Fund                                0.48%       11/12/07              9,285              N/A                 N/A
iShares KLD 400 Social Index Fund          0.50%       11/14/06            193,818              60,078              N/A

                                                                         MANAGEMENT          MANAGEMENT         MANAGEMENT
                                                                         FEES PAID           FEES PAID           FEES PAID
                                                                            FOR                 FOR                 FOR
                                       MANAGEMENT   FUND INCEPTION   FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                       FEE           DATE          APRIL 30, 2008      APRIL 30, 2007     APRIL 30, 2006
------------------------------------- ------------ ---------------- ------------------- ------------------- ------------------
iShares KLD Select Social/SM/ Index        0.50%       01/24/05            564,514            432,012             474,451
  Fund
iShares Morningstar Large Core Index       0.20%       06/28/04            339,528            239,422             158,253
  Fund
iShares Morningstar Large Growth           0.25%       06/28/04          1,036,846            579,056             296,961
  Index Fund
iShares Morningstar Large Value            0.25%       06/28/04            870,611            841,324             247,373
  Index Fund
iShares Morningstar Mid Core Index         0.25%       06/28/04            364,611            289,953             222,426
  Fund
iShares Morningstar Mid Growth Index       0.30%       06/28/04          1,091,422            578,622             294,315
  Fund
iShares Morningstar Mid Value Index        0.30%       06/28/04            468,278            389,094             213,646
  Fund
iShares Morningstar Small Core Index       0.25%       06/28/04            324,966            297,373             137,364
  Fund
iShares Morningstar Small Growth           0.30%       06/28/04            224,448            178,480             121,908
  Index Fund
iShares Morningstar Small Value            0.30%       06/28/04            330,245            303,659             169,885
  Index Fund


-------

/1/ Effective November 15, 2007, the Fund and the Underlying Index changed their names from the iShares Dow Jones U.S. Total Market Index Fund and the Dow Jones U.S. Total Market Index to the iShares Dow Jones U.S. Index Fund and the Dow Jones U.S. Index, respectively.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.


The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60-days notice, by the Board or by a vote of the holders of a majority of the applicable Fund's outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).


Current interpretations of U.S. federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the shares of the Funds, but (ii) do not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Funds or from purchasing shares as agent for and upon the order of a customer.


BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA, or its affiliates, would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA, or its affiliates, might offer to provide additional services.

BGFA and/or BGI may pay certain broker-dealers and intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. BGFA and/or BGI may also pay broker-dealers or intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange traded products in general. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by BGFA and/or BGI from their own resources and not from the assets of the Funds.

PORTFOLIO MANAGERS. The individuals named as Portfolio Managers in the Funds' Prospectuses were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as indicated in the tables below as of April 30, 2008:



DIANE HSIUNG
TYPES OF ACCOUNTS                           NUMBER              TOTAL ASSETS
----------------------------------     ----------------     -------------------
Registered Investment Companies               141            $282,298,000,000
Other Pooled Investment Vehicles              N/A                   N/A
Other Accounts                                  5            $    410,000,000
Accounts with Incentive-Based Fee             N/A                   N/A
  Arrangements

GREG SAVAGE
TYPES OF ACCOUNTS                           NUMBER              TOTAL ASSETS
----------------------------------     ----------------     -------------------
Registered Investment Companies               141            $282,298,000,000
Other Pooled Investment Vehicles              N/A                   N/A
Other Accounts                                  6            $    410,000,000
Accounts with Incentive-Based Fee             N/A                   N/A
  Arrangements




Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. Incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest that may result in the Portfolio Manager's favoring those portfolios or accounts with incentive-based fee arrangements.

The table below shows, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of April 30, 2008:



DIANE HSIUNG
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH               AGGREGATE
TYPES OF ACCOUNTS                      PERFORMANCE FEES MANAGED       OF TOTAL ASSETS
---------------------------------     --------------------------     ----------------
Registered Investment Companies                  N/A                       N/A
Other Pooled Investment Vehicles                 N/A                       N/A
Other Accounts                                   N/A                       N/A



GREG SAVAGE
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH               AGGREGATE
TYPES OF ACCOUNTS                      PERFORMANCE FEES MANAGED       OF TOTAL ASSETS
---------------------------------     --------------------------     ----------------
Registered Investment Companies                  N/A                       N/A
Other Pooled Investment Vehicles                 N/A                       N/A
Other Accounts                                   N/A                       N/A

As of April 30, 2008, with respect to all iShares funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers receive a salary and are eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including, but not limited to, the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the Portfolio Manager's business unit, and an assessment of the Portfolio Manager's individual performance. Each Portfolio Manager's salary and annual bonus are paid in cash. BGFA also operates a mandatory bonus deferral plan for employees whose bonuses exceed certain thresholds which generally becomes payable three years after grant. One half of the mandatory deferral award is "notionally invested" in funds managed by BGI, and the other half is provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus, the value of the final award may be increased or decreased over the three-year period. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees" (within the meaning of ERISA Section 401(a)) as so specified under the terms of BGI's compensation deferral plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that plan.

If a Portfolio Manager is part of a select group of management or highly compensated employees and is designated by the plan administrators (in their discretion) to be eligible for participation in BGI's Voluntary Levered Alpha Participation Plan ("VLAPP"), the Portfolio Manager may elect to defer a portion of his or her bonus under VLAPP. Under this plan, the Portfolio Manager would receive an award corresponding to the deferred bonus portion if he or she voluntarily elects in advance to defer. VLAPP awards generally vest after three years. The award will be "notionally invested" in a fund(s) managed by BGI over the three-year period, and the return on that notional investment will determine the final award amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by a factor of two (2) for the sole purpose of determining the return on the award's notional investment.

Starting in 2008, Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Levered Alpha Participation Plan ("LAPP"). Under LAPP, these awards are determined annually, and generally vest in three equal installments over three years. Each vested installment is paid out upon vesting. At the option of the plan administrators, the award may be "notionally invested" in a fund(s) managed by BGI. If notionally invested, the return on that notional investment during the relevant vesting period will determine the award payout amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by the factor specified by the plan administrators at the time of the award grant for the sole purpose of determining the return on the award's notional investment.

Prior to December 31, 2007, Portfolio Managers were eligible for selection, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under CEP, these awards were determined annually, and were generally scheduled to vest after two years. At the option of the CEP administrators, the award was "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award was not notionally invested, the original award amount was paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options generally vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of April 30, 2008, the Portfolio Managers beneficially owned shares of the Funds in the amounts reflected in the following tables:



DIANE HSIUNG
                                                                        DOLLAR RANGE
                                   --------------------------------------------------------------------------------------
                                                              $10,001       $50,001      $100,001      $500,001      OVER
                                    NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                               ------    ------------    ---------    ----------    ----------    ----------    -----
iShares Cohen -& Steers Realty        X
  Majors Index Fund

DIANE HSIUNG
                                                                              DOLLAR RANGE
                                         --------------------------------------------------------------------------------------
                                                                    $10,001       $50,001      $100,001      $500,001      OVER
                                          NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                     ------    ------------    ---------    ----------    ----------    ----------    -----
iShares Dow Jones EPAC Select               X
  Dividend Index
 Fund
iShares Dow Jones Select Dividend           X
  Index Fund
iShares Dow Jones Transportation            X
  Average Index
 Fund
iShares Dow Jones U.S. Aerospace &          X
  Defense
 Index Fund
iShares Dow Jones U.S. Basic                X
  Materials Sector
 Index Fund
iShares Dow Jones U.S.                      X
  Broker-Dealers Index Fund
iShares Dow Jones U.S. Consumer             X
  Goods Sector
 Index Fund
iShares Dow Jones U.S. Consumer             X
  Services Sector
 Index Fund
iShares Dow Jones U.S. Energy Sector        X
  Index Fund
iShares Dow Jones U.S. Financial            X
  Sector Index
 Fund
iShares Dow Jones U.S. Financial            X
  Services Index
 Fund
iShares Dow Jones U.S. Healthcare           X
  Providers
 Index Fund
iShares Dow Jones U.S. Healthcare           X
  Sector Index
 Fund
iShares Dow Jones U.S. Home                 X
  Construction Index
 Fund
iShares Dow Jones U.S. Industrial           X
  Sector Index
 Fund
iShares Dow Jones U.S. Insurance            X
  Index Fund
iShares Dow Jones U.S. Medical              X
  Devices Index
 Fund
iShares Dow Jones U.S. Oil Equipment        X
  & Services
 Index Fund
iShares Dow Jones U.S. Oil & Gas            X
  Exploration &
 Production Index Fund
iShares Dow Jones U.S.                      X
  Pharmaceuticals Index
 Fund
iShares Dow Jones U.S. Real Estate          X
  Index Fund
iShares Dow Jones U.S. Regional             X
  Banks Index
 Fund
iShares Dow Jones U.S. Technology           X
  Sector Index
 Fund
iShares Dow Jones U.S.                      X
  Telecommunications
 Sector Index Fund
iShares Dow Jones U.S. Index Fund           X
iShares Dow Jones U.S. Utilities            X
  Sector Index Fund
iShares FTSE NAREIT                         X
  Industrial/Office Index Fund
iShares FTSE NAREIT Mortgage REITs          X
  Index Fund
iShares FTSE NAREIT Real Estate 50          X
  Index Fund
iShares FTSE NAREIT Residential             X
  Index Fund
iShares FTSE NAREIT Retail Index Fund       X

DIANE HSIUNG
                                                                              DOLLAR RANGE
                                         --------------------------------------------------------------------------------------
                                                                    $10,001       $50,001      $100,001      $500,001      OVER
                                          NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                     ------    ------------    ---------    ----------    ----------    ----------    -----
iShares FTSE EPRA/NAREIT Asia Index         X
  Fund
iShares FTSE EPRA/NAREIT Europe             X
  Index Fund
iShares FTSE EPRA/NAREIT Global Real        X
  Estate
 ex-U.S. Index Fund
iShares FTSE EPRA/NAREIT North              X
  America Index
 Fund
iShares KLD 400 Social Index Fund           X
iShares KLD Select Social/SM/ Index         X
  Fund
iShares Morningstar Large Core Index        X
  Fund
iShares Morningstar Large Growth            X
  Index Fund
iShares Morningstar Large Value             X
  Index Fund
iShares Morningstar Mid Core Index          X
  Fund
iShares Morningstar Mid Growth Index        X
  Fund
iShares Morningstar Mid Value Index         X
  Fund
iShares Morningstar Small Core Index        X
  Fund
iShares Morningstar Small Growth            X
  Index Fund
iShares Morningstar Small Value             X
  Index Fund



GREG SAVAGE
                                                                              DOLLAR RANGE
                                         --------------------------------------------------------------------------------------
                                                                    $10,001       $50,001      $100,001      $500,001      OVER
                                          NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                     ------    ------------    ---------    ----------    ----------    ----------    -----
iShares Cohen -& Steers Realty             X
  Majors Index Fund
iShares Dow Jones EPAC Select              X
  Dividend Index
 Fund
iShares Dow Jones Select Dividend          X
  Index Fund
iShares Dow Jones Transportation           X
  Average Index
 Fund
iShares Dow Jones U.S. Aerospace &         X
  Defense
 Index Fund
iShares Dow Jones U.S. Basic               X
  Materials Sector
 Index Fund
iShares Dow Jones U.S.                     X
  Broker-Dealers Index Fund
iShares Dow Jones U.S. Consumer            X
  Goods Sector
 Index Fund
iShares Dow Jones U.S. Consumer            X
  Services Sector
 Index Fund
iShares Dow Jones U.S. Energy Sector       X
  Index Fund
iShares Dow Jones U.S. Financial           X
  Sector Index
 Fund
iShares Dow Jones U.S. Financial           X
  Services Index
 Fund
iShares Dow Jones U.S. Healthcare          X
  Providers
 Index Fund
iShares Dow Jones U.S. Healthcare          X
  Sector Index
 Fund
iShares Dow Jones U.S. Home                X
  Construction Index
 Fund

GREG SAVAGE
                                                                              DOLLAR RANGE
                                         --------------------------------------------------------------------------------------
                                                                    $10,001       $50,001      $100,001      $500,001      OVER
                                          NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                     ------    ------------    ---------    ----------    ----------    ----------    -----
iShares Dow Jones U.S. Industrial          X
  Sector Index
 Fund
iShares Dow Jones U.S. Insurance           X
  Index Fund
iShares Dow Jones U.S. Medical             X
  Devices Index
 Fund
iShares Dow Jones U.S. Oil Equipment       X
  & Services
 Index Fund
iShares Dow Jones U.S. Oil & Gas           X
  Exploration &
 Production Index Fund
iShares Dow Jones U.S.                     X
  Pharmaceuticals Index
 Fund
iShares Dow Jones U.S. Real Estate         X
  Index Fund
iShares Dow Jones U.S. Regional            X
  Banks Index
 Fund
iShares Dow Jones U.S. Technology          X
  Sector Index
 Fund
iShares Dow Jones U.S.                     X
  Telecommunications
 Sector Index Fund
iShares Dow Jones U.S. Index Fund          X
iShares Dow Jones U.S. Utilities           X
  Sector Index Fund
iShares FTSE NAREIT                        X
  Industrial/Office Index Fund
iShares FTSE NAREIT Mortgage REITs         X
  Index Fund
iShares FTSE NAREIT Real Estate 50         X
  Index Fund
iShares FTSE NAREIT Residential            X
  Index Fund
iShares FTSE NAREIT Retail Index Fund      X
iShares FTSE EPRA/NAREIT Asia Index        X
  Fund
iShares FTSE EPRA/NAREIT Europe            X
  Index Fund
iShares FTSE EPRA/NAREIT Global Real       X
  Estate
 ex-U.S. Index Fund
iShares FTSE EPRA/NAREIT North             X
  America Index
 Fund
iShares KLD 400 Social Index Fund          X
iShares KLD Select Social/SM/ Index        X
  Fund
iShares Morningstar Large Core Index       X
  Fund
iShares Morningstar Large Growth           X
  Index Fund
iShares Morningstar Large Value            X
  Index Fund
iShares Morningstar Mid Core Index         X
  Fund
iShares Morningstar Mid Growth Index       X
  Fund
iShares Morningstar Mid Value Index        X
  Fund
iShares Morningstar Small Core Index       X
  Fund
iShares Morningstar Small Growth           X
  Index Fund
iShares Morningstar Small Value            X
  Index Fund



CODES OF ETHICS. The Trust, BGFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.


ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent for the Funds. State Street's principal address is 200 Clarendon Street, Boston,

MA 02116. Pursuant to an Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as a transfer agent for each Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee.

The following table sets forth the administration, transfer agency and custodian expenses of each Fund for the fiscal years noted:



                                                                   CUSTODY,               CUSTODY,               CUSTODY,
                                                                ADMINISTRATION,        ADMINISTRATION,       ADMINISTRATION,
                                                                TRANSFER AGENCY        TRANSFER AGENCY       TRANSFER AGENCY
                                                                   EXPENSES               EXPENSES               EXPENSES
                                                                  PAID DURING            PAID DURING           PAID DURING
                                                                  FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
FUND                                   FUND INCEPTION DATE   ENDED APRIL 30, 2008   ENDED APRIL 30, 2007   ENDED APRIL 30, 2006
------------------------------------- --------------------- ---------------------- ---------------------- ---------------------
iShares Cohen -& Steers Realty
Majors Index
 Fund                                        01/29/01              $115,604               $166,836               $132,407
iShares Dow Jones EPAC Select
Dividend Index
 Fund                                        06/11/07                24,153                  N/A                   N/A
iShares Dow Jones Select Dividend            11/03/03               374,667                455,510                629,705
  Index Fund
iShares Dow Jones Transportation
Average
 Index Fund                                  10/06/03                20,459                 25,250                 14,615
iShares Dow Jones U.S. Aerospace &
Defense
 Index Fund                                  05/01/06                20,488                  8,004                 N/A
iShares Dow Jones U.S. Basic
Materials Sector
 Index Fund                                  06/12/00                37,796                 35,452                 35,287
iShares Dow Jones U.S.
Broker-Dealers Index
 Fund                                        05/01/06                15,133                  8,754                 N/A
iShares Dow Jones U.S. Consumer Goods
 Sector Index Fund                           06/12/00                21,171                 25,169                 38,400
iShares Dow Jones U.S. Consumer
Services
 Sector Index Fund                           06/12/00                17,023                 22,381                 25,810
iShares Dow Jones U.S. Energy Sector
Index
 Fund                                        06/12/00                57,008                 56,777                 63,203
iShares Dow Jones U.S. Financial
Sector Index
 Fund                                        05/22/00                32,369                 37,744                 33,545
iShares Dow Jones U.S. Financial
Services Index
 Fund                                        06/12/00                19,931                 25,720                 20,228
iShares Dow Jones U.S. Healthcare
Providers
 Index Fund                                  05/01/06                10,430                  8,221                 N/A
iShares Dow Jones U.S. Healthcare
Sector Index
 Fund                                        06/12/00                56,933                 79,160                105,853
iShares Dow Jones U.S. Home
Construction
 Index Fund                                  05/01/06                11,142                  5,192                 N/A
iShares Dow Jones U.S. Industrial
Sector Index
 Fund                                        06/12/00                21,443                 23,788                 23,629
iShares Dow Jones U.S. Insurance             05/01/06                 4,728                  3,491                 N/A
  Index Fund

                                                                   CUSTODY,               CUSTODY,               CUSTODY,
                                                                ADMINISTRATION,        ADMINISTRATION,       ADMINISTRATION,
                                                                TRANSFER AGENCY        TRANSFER AGENCY       TRANSFER AGENCY
                                                                   EXPENSES               EXPENSES               EXPENSES
                                                                  PAID DURING            PAID DURING           PAID DURING
                                                                  FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
FUND                                   FUND INCEPTION DATE   ENDED APRIL 30, 2008   ENDED APRIL 30, 2007   ENDED APRIL 30, 2006
------------------------------------- --------------------- ---------------------- ---------------------- ---------------------
iShares Dow Jones U.S. Medical
Devices Index
 Fund                                        05/01/06               14,574                  6,605                  N/A
iShares Dow Jones U.S. Oil Equipment
&
 Services Index Fund                         05/01/06               14,574                  7,154                  N/A
iShares Dow Jones U.S. Oil & Gas
Exploration &
 Production Index Fund                       05/01/06                9,779                  5,908                  N/A
iShares Dow Jones U.S.
Pharmaceuticals Index
 Fund                                        05/01/06                6,743                  6,131                  N/A
iShares Dow Jones U.S. Real Estate           06/12/00               88,527                 91,319                 89,357
  Index Fund
iShares Dow Jones U.S. Regional
Banks Index
 Fund                                        05/01/06               10,540                  7,044                  N/A
iShares Dow Jones U.S. Technology
Sector
 Index Fund                                  05/15/00               52,142                 44,108                 40,735
iShares Dow Jones U.S.
Telecommunications
 Sector Index Fund                           05/22/00               47,562                 56,181                 38,449
iShares Dow Jones U.S. Index Fund/1/         06/12/00               42,863                 42,256                 48,785
iShares Dow Jones U.S. Utilities
Sector Index
 Fund                                        06/12/00               46,561                 52,508                 62,195
iShares FTSE NAREIT
Industrial/Office Index
 Fund                                        05/01/07                2,141                   N/A                   N/A
iShares FTSE NAREIT Mortgage REITs
Index
 Fund                                        05/01/07                3,049                   N/A                   N/A
iShares FTSE NAREIT Real Estate 50
Index
 Fund                                        05/01/07                4,122                   N/A                   N/A
iShares FTSE NAREIT Residential              05/01/07                1,727                   N/A                   N/A
  Index Fund
iShares FTSE NAREIT Retail Index Fund        05/01/07                1,593                   N/A                   N/A
iShares FTSE EPRA/NAREIT Asia Index          11/12/07                1,679                   N/A                   N/A
  Fund
iShares FTSE EPRA/NAREIT Europe              11/12/07                1,802                   N/A                   N/A
  Index Fund
iShares FTSE EPRA/NAREIT Global Real
Estate
 ex-U.S. Index Fund                          11/12/07                3,639                   N/A                   N/A
iShares FTSE EPRA/NAREIT North
America
 Index Fund                                  11/12/07                1,167                   N/A                   N/A
iShares KLD 400 Social Index Fund            11/14/06                6,519                  2,428                  N/A
iShares KLD Select Social/SM/ Index          01/24/05               11,722                 11,740                 15,277
  Fund
iShares Morningstar Large Core Index         06/28/04               13,400                 11,945                 11,375
  Fund
iShares Morningstar Large Growth             06/28/04               24,904                 18,662                 13,442
  Index Fund
iShares Morningstar Large Value              06/28/04               22,933                 26,991                 13,062
  Index Fund
iShares Morningstar Mid Core Index           06/28/04               20,061                 17,984                 18,821
  Fund
iShares Morningstar Mid Growth Index         06/28/04               33,938                 23,823                 24,138
  Fund
iShares Morningstar Mid Value Index          06/28/04               18,269                 19,764                 22,807
  Fund
iShares Morningstar Small Core Index         06/28/04               20,830                 21,266                 21,926
  Fund
iShares Morningstar Small Growth             06/28/04               15,041                 13,289                 19,388
  Index Fund
iShares Morningstar Small Value              06/28/04               23,136                 17,802                 23,473
  Index Fund


-------

/1/ Effective November 15, 2007, the Fund and the Underlying Index changed their names from the iShares Dow Jones U.S. Total Market Index Fund and the Dow Jones U.S. Total Market Index to the iShares Dow Jones U.S. Index Fund and the Dow Jones U.S. Index Fund, respectively.

DISTRIBUTOR. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund. The Distribution

Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the applicable Prospectus and below in the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company ("DTC") participants (as defined below) and/or Investor Services Organizations.


BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.


The following table sets forth the compensation paid by BGFA to the Distributor for certain services, not primarily intended to result in the sale of Fund shares, provided to each Fund during the fiscal years noted:



                                                            COMPENSATION           COMPENSATION           COMPENSATION
                                                             PAID DURING            PAID DURING           PAID DURING
                                       FUND INCEPTION        FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
FUND                                        DATE        ENDED APRIL 30, 2008   ENDED APRIL 30, 2007   ENDED APRIL 30, 2006
------------------------------------- ---------------- ---------------------- ---------------------- ---------------------
iShares Cohen -& Steers Realty
Majors Index
 Fund                                     01/29/01             $50,534                $45,999               $38,593
iShares Dow Jones EPAC Select
Dividend Index
 Fund                                     06/11/07              41,758                  N/A                   N/A
iShares Dow Jones Select Dividend         11/03/03              50,534                 45,999                38,593
  Index Fund
iShares Dow Jones Transportation
Average
 Index Fund                               10/06/03              50,534                 45,999                38,593
iShares Dow Jones U.S. Aerospace &
Defense
 Index Fund                               05/01/06              50,534                 45,999                 N/A
iShares Dow Jones U.S. Basic
Materials Sector
 Index Fund                               06/12/00              50,534                 45,999                38,593
iShares Dow Jones U.S.
Broker-Dealers Index
 Fund                                     05/01/06              50,534                 45,999                 N/A
iShares Dow Jones U.S. Consumer Goods
 Sector Index Fund                        06/12/00              50,534                 45,999                38,593
iShares Dow Jones U.S. Consumer
Services
 Sector Index Fund                        06/12/00              50,534                 45,999                38,593
iShares Dow Jones U.S. Energy Sector
Index
 Fund                                     06/12/00              50,534                 45,999                38,593
iShares Dow Jones U.S. Financial
Sector Index
 Fund                                     05/22/00              50,534                 45,999                38,593
iShares Dow Jones U.S. Financial
Services Index
 Fund                                     06/12/00              50,534                 45,999                38,593
iShares Dow Jones U.S. Healthcare
Providers
 Index Fund                               05/01/06              50,534                 45,999                 N/A
iShares Dow Jones U.S. Healthcare
Sector Index
 Fund                                     06/12/00              50,534                 45,999                38,593
iShares Dow Jones U.S. Home
Construction
 Index Fund                               05/01/06              50,534                 45,999                 N/A

                                                            COMPENSATION           COMPENSATION           COMPENSATION
                                                             PAID DURING            PAID DURING           PAID DURING
                                       FUND INCEPTION        FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
FUND                                        DATE        ENDED APRIL 30, 2008   ENDED APRIL 30, 2007   ENDED APRIL 30, 2006
------------------------------------- ---------------- ---------------------- ---------------------- ---------------------
iShares Dow Jones U.S. Industrial
Sector Index
 Fund                                     06/12/00             50,534                 45,999                 38,593
iShares Dow Jones U.S. Insurance          05/01/06             50,534                 45,999                  N/A
  Index Fund
iShares Dow Jones U.S. Medical
Devices Index
 Fund                                     05/01/06             50,534                 45,999                  N/A
iShares Dow Jones U.S. Oil Equipment
&
 Services Index Fund                      05/01/06             50,534                 45,999                  N/A
iShares Dow Jones U.S. Oil & Gas
Exploration &
 Production Index Fund                    05/01/06             50,534                 45,999                  N/A
iShares Dow Jones U.S.
Pharmaceuticals Index
 Fund                                     05/01/06             50,534                 45,999                  N/A
iShares Dow Jones U.S. Real Estate        06/12/00             50,534                 45,999                 38,593
  Index Fund
iShares Dow Jones U.S. Regional
Banks Index
 Fund                                     05/01/06             50,534                 45,999                  N/A
iShares Dow Jones U.S. Technology
Sector
 Index Fund                               05/15/00             50,534                 45,999                 38,593
iShares Dow Jones U.S.
Telecommunications
 Sector Index Fund                        05/22/00             50,534                 45,999                 38,593
iShares Dow Jones U.S. Index Fund/1/      06/12/00             50,534                 45,999                 38,593
iShares Dow Jones U.S. Utilities
Sector Index
 Fund                                     06/12/00             50,534                 45,999                 38,593
iShares FTSE NAREIT
Industrial/Office Index
 Fund                                     05/01/07             50,534                   N/A                   N/A
iShares FTSE NAREIT Mortgage REITs
Index
 Fund                                     05/01/07             50,534                   N/A                   N/A
iShares FTSE NAREIT Real Estate 50
Index
 Fund                                     05/01/07             50,534                   N/A                   N/A
iShares FTSE NAREIT Residential           05/01/07             50,534                   N/A                   N/A
  Index Fund
iShares FTSE NAREIT Retail Index Fund     05/01/07             50,534                   N/A                   N/A
iShares FTSE EPRA/NAREIT Asia Index       11/12/07             20,067                   N/A                   N/A
  Fund
iShares FTSE EPRA/NAREIT Europe           11/12/07             20,067                   N/A                   N/A
  Index Fund
iShares FTSE EPRA/NAREIT Global Real
Estate
 ex-U.S. Index Fund                       11/12/07             20,067                   N/A                   N/A
iShares FTSE EPRA/NAREIT Asia Index       11/12/07             20,067                   N/A                   N/A
  Fund
iShares KLD 400 Social Index Fund         11/14/06             50,534                 20,500                  N/A
iShares KLD Select Social/SM/ Index       01/24/05             50,534                 45,999                 38,593
  Fund
iShares Morningstar Large Core Index      06/28/04             50,534                 45,999                 38,593
  Fund
iShares Morningstar Large Growth          06/28/04             50,534                 45,999                 38,593
  Index Fund
iShares Morningstar Large Value           06/28/04             50,534                 45,999                 38,593
  Index Fund
iShares Morningstar Mid Core Index        06/28/04             50,534                 45,999                 38,593
  Fund
iShares Morningstar Mid Growth Index      06/28/04             50,534                 45,999                 38,593
  Fund
iShares Morningstar Mid Value Index       06/28/04             50,534                 45,999                 38,593
  Fund
iShares Morningstar Small Core Index      06/28/04             50,534                 45,999                 38,593
  Fund
iShares Morningstar Small Growth          06/28/04             50,534                 45,999                 38,593
  Index Fund
iShares Morningstar Small Value           06/28/04             50,534                 45,999                 38,593
  Index Fund


-------

/1/ Effective November 15, 2007, the Fund and the Underlying Index changed their names from the iShares Dow Jones U.S. Total Market Index Fund and the Dow Jones U.S. Total Market Index to the iShares Dow Jones U.S. Index Fund and the Dow Jones U.S. Index Fund, respectively.

INDEX PROVIDERS. Each Fund is based upon a particular index compiled by one of the following Index Providers: Dow Jones & Company, Cohen & Steers, Morningstar, KLD and FTSE. Dow Jones maintains and calculates the Morningstar Indexes for

Morningstar pursuant to contractual agreements. None of the Index Providers is affiliated with the Funds or with BGI or BGI's affiliates. BGI has entered into license agreements with the Index Providers to use the Underlying Indexes. BGI is sub-licensing rights in the Underlying Indexes to the Trust at no charge.

Brokerage Transactions
BGFA assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.


The table below sets forth the brokerage commissions paid by each Fund for the fiscal years noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund's assets over those periods:



                                                                  COMMISSIONS            COMMISSIONS           COMMISSIONS
                                                                  PAID DURING            PAID DURING           PAID DURING
                                                                  FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
FUND                                   FUND INCEPTION DATE   ENDED APRIL 30, 2008   ENDED APRIL 30, 2007   ENDED APRIL 30, 2006
------------------------------------- --------------------- ---------------------- ---------------------- ---------------------
iShares Cohen -& Steers Realty
Majors Index
 Fund                                        01/29/01             $  228,696              $ 400,805             $  325,881
iShares Dow Jones EPAC Select
Dividend Index
 Fund                                        06/11/07                 26,152                 N/A                   N/A
iShares Dow Jones Select Dividend            11/03/03              1,508,010                476,428              1,083,270
  Index Fund
iShares Dow Jones Transportation
Average
 Index Fund                                  10/06/03                 33,193                 29,677                 20,296
iShares Dow Jones U.S. Aerospace &
Defense
 Index Fund                                  05/01/06                 63,177                 23,956                N/A
iShares Dow Jones U.S. Basic
Materials Sector
 Index Fund                                  06/12/00                 18,189                 52,023                 18,197
iShares Dow Jones U.S.
Broker-Dealers Index
 Fund                                        05/01/06                 55,411                 27,147                N/A
iShares Dow Jones U.S. Consumer Goods
 Sector Index Fund                           06/12/00                  9,646                  8,879                 18,371
iShares Dow Jones U.S. Consumer
Services
 Sector Index Fund                           06/12/00                 12,515                  5,352                 11,686
iShares Dow Jones U.S. Energy Sector
Index
 Fund                                        06/12/00                 12,054                 39,714                 10,953
iShares Dow Jones U.S. Financial
Sector Index
 Fund                                        05/22/00                 23,431                 37,253                 13,680
iShares Dow Jones U.S. Financial
Services Index
 Fund                                        06/12/00                 21,007                 21,510                  9,635
iShares Dow Jones U.S. Healthcare
Providers
 Index Fund                                  05/01/06                 15,688                 25,447                N/A
iShares Dow Jones U.S. Healthcare
Sector Index
 Fund                                        06/12/00                 26,751                 46,004                 48,753
iShares Dow Jones U.S. Home
Construction
 Index Fund                                  05/01/06                205,985                 20,175                N/A

                                                                  COMMISSIONS            COMMISSIONS           COMMISSIONS
                                                                  PAID DURING            PAID DURING           PAID DURING
                                                                  FISCAL YEAR            FISCAL YEAR           FISCAL YEAR
FUND                                   FUND INCEPTION DATE   ENDED APRIL 30, 2008   ENDED APRIL 30, 2007   ENDED APRIL 30, 2006
------------------------------------- --------------------- ---------------------- ---------------------- ---------------------
iShares Dow Jones U.S. Industrial
Sector Index
 Fund                                        06/12/00                10,204                  9,678                10,572
iShares Dow Jones U.S. Insurance             05/01/06                 2,651                    722                 N/A
  Index Fund
iShares Dow Jones U.S. Medical
Devices Index
 Fund                                        05/01/06                46,235                  9,608                 N/A
iShares Dow Jones U.S. Oil Equipment
&
 Services Index Fund                         05/01/06                28,215                  7,082                 N/A
iShares Dow Jones U.S. Oil & Gas
Exploration &
 Production Index Fund                       05/01/06                11,510                  8,764                 N/A
iShares Dow Jones U.S.
Pharmaceuticals Index
 Fund                                        05/01/06                10,375                 15,030                 N/A
iShares Dow Jones U.S. Real Estate           06/12/00               126,945                307,570               175,829
  Index Fund
iShares Dow Jones U.S. Regional
Banks Index
 Fund                                        05/01/06                14,272                  2,943                 N/A
iShares Dow Jones U.S. Technology
Sector
 Index Fund                                  05/15/00                38,957                 31,332                25,906
iShares Dow Jones U.S.
Telecommunications
 Sector Index Fund                           05/22/00               482,143                130,797               174,008
iShares Dow Jones U.S. Index Fund/1/         06/12/00                27,144                 14,951                17,475
iShares Dow Jones U.S. Utilities
Sector Index
 Fund                                        06/12/00                38,574                 34,256                35,305
iShares FTSE NAREIT
Industrial/Office Index
 Fund                                        05/01/07                 1,341                  N/A                   N/A
iShares FTSE NAREIT Mortgage REITs
Index
 Fund                                        05/01/07                19,901                  N/A                   N/A
iShares FTSE NAREIT Real Estate 50
Index
 Fund                                        05/01/07                 1,764                  N/A                   N/A
iShares FTSE NAREIT Residential              05/01/07                 2,142                  N/A                   N/A
  Index Fund
iShares FTSE NAREIT Retail Index Fund        05/01/07                   426                  N/A                   N/A
iShares FTSE EPRA/NAREIT Asia Index          11/12/07                   141                  N/A                   N/A
  Fund
iShares FTSE EPRA/NAREIT Europe              11/12/07                   120                  N/A                   N/A
  Index Fund
iShares FTSE EPRA/NAREIT Global Real
Estate
 ex-U.S. Index Fund                          11/12/07                   539                  N/A                   N/A
iShares FTSE EPRA/NAREIT North
America
 Index Fund                                  11/12/07                   266                  N/A                   N/A
iShares KLD 400 Social Index Fund            11/14/06                   983                    710                 N/A
iShares KLD Select Social/SM/ Index          01/24/05                18,474                 26,453                39,833
  Fund
iShares Morningstar Large Core Index         06/28/04                19,622                 27,644                 5,289
  Fund
iShares Morningstar Large Growth             06/28/04                39,375                 33,343                14,194
  Index Fund
iShares Morningstar Large Value              06/28/04                41,267                 50,456                 9,167
  Index Fund
iShares Morningstar Mid Core Index           06/28/04                34,521                 47,533                15,308
  Fund
iShares Morningstar Mid Growth Index         06/28/04                60,833                 70,384                15,672
  Fund
iShares Morningstar Mid Value Index          06/28/04                27,441                 43,758                11,971
  Fund
iShares Morningstar Small Core Index         06/28/04                72,954                103,321                32,676
  Fund
iShares Morningstar Small Growth             06/28/04                27,865                 40,285                19,130
  Index Fund
iShares Morningstar Small Value              06/28/04                68,568                 64,861                15,750
  Index Fund


-------

/1/ Effective November 15, 2007, the Fund and the Underlying Index changed their names from the iShares Dow Jones U.S. Total Market Index Fund and the Dow Jones U.S. Total Market Index to the iShares Dow Jones U.S. Index Fund and the Dow Jones U.S. Index Fund, respectively.

The following table sets forth the names of the Funds' "regular broker dealers," as defined under the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the applicable Fund's fiscal year ended April 30, 2008:




                                                                              MARKET VALUE
FUND                                    ISSUER                                OF INVESTMENT
-------------------------------------   ---------------------------------   ----------------
iShares Dow Jones U.S.                  Goldman Sachs Group, Inc. (The)      $  23,368,573
  Broker-Dealers Index Fund
                                        Morgan Stanley                          21,661,312
                                        Merrill Lynch & Co., Inc.               19,804,236
                                        Lehman Brothers Holdings, Inc.          17,562,749
                                        Jefferies Group Inc.                     7,439,386
iShares Dow Jones U.S. Financial        Bank of America Corp.                $  36,209,507
  Services Index Fund
                                        JPMorgan Chase & Co.                    34,577,127
                                        Citigroup Inc.                          28,215,244
                                        Goldman Sachs Group, Inc. (The)         14,783,715
                                        Morgan Stanley                          10,509,653
                                        Merrill Lynch & Co., Inc.                9,768,275
                                        Lehman Brothers Holdings, Inc.           5,050,881
                                        Jefferies Group Inc.                       440,785
iShares Dow Jones U.S. Financial        Bank of America Corp.                $  46,880,590
  Sector Index Fund
                                        JPMorgan Chase & Co.                    44,765,746
                                        Citigroup Inc.                          36,526,168
                                        Goldman Sachs Group, Inc. (The)         19,128,388
                                        Morgan Stanley                          13,596,628
                                        Merrill Lynch & Co., Inc.               12,643,167
                                        Lehman Brothers Holdings, Inc.           6,533,761
                                        Jefferies Group Inc.                       559,225
iShares Dow Jones Select Dividend       Bank of America Corp.                $ 126,285,836
  Index Fund
                                        JPMorgan Chase & Co.                    92,847,121
                                        Citigroup Inc.                          89,967,998
iShares Dow Jones U.S. Index Fund       Bank of America Corp.                $   6,852,965
                                        JPMorgan Chase & Co.                     6,537,008
                                        Citigroup Inc.                           5,337,908
                                        Goldman Sachs Group, Inc. (The)          2,803,570
                                        Morgan Stanley                           1,993,864
                                        Merrill Lynch & Co, Inc.                 1,855,869
                                        Lehman Brothers Holdings, Inc.             964,078
                                        Jefferies Group Inc.                        89,751
iShares Morningstar Large Core Index    Morgan Stanley                       $   2,304,126
  Fund
                                        Merrill Lynch & Co., Inc.                2,146,726
                                        Lehman Brothers Holdings, Inc.           1,106,929
iShares Morningstar Large Growth        Goldman Sachs Group, Inc. (The)      $   9,868,951
  Index Fund
iShares Morningstar Large Value         Bank of America Corp.                $  13,453,135
  Index Fund
                                        JPMorgan Chase & Co.                    12,846,202
                                        Citigroup Inc.                          10,481,668
iShares Morningstar Mid Core Index      Jefferies Group Inc.                 $     256,714
  Fund
iShares Morningstar Mid Value Index     Citigroup Inc.                       $      73,256
  Fund
iShares KLD Select Social/SM/ Index     Bank of America Corp.                $   1,822,492
  Fund
                                        Goldman Sachs Group, Inc. (The)            860,974
                                        Merrill Lynch & Co., Inc.                  490,078

                                                                    MARKET VALUE
FUND                                 ISSUER                         OF INVESTMENT
----------------------------------   ---------------------------   --------------
iShares KLD 400 Social Index Fund    JPMorgan Chase & Co.            $1,571,163
                                     Merrill Lynch & Co., Inc.          469,947



The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BGFA manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BGFA may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BGFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.


Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.


The table below sets forth the portfolio turnover rates of each Fund for the periods noted:



FUND                                      FISCAL YEAR ENDED 4/30/2008      FISCAL YEAR ENDED 4/30/2007
-------------------------------------    -----------------------------    ----------------------------
iShares Cohen -& Steers Realty                          9%                              14%
  Majors Index Fund
iShares Dow Jones EPAC Select                          42%                            N/A
  Dividend Index Fund
iShares Dow Jones Select Dividend                      20%                               6%
  Index Fund
iShares Dow Jones Transportation                        9%                               8%
  Average Index Fund
iShares Dow Jones U.S. Aerospace &                     21%                              20%
  Defense Index Fund
iShares Dow Jones U.S. Basic                            4%                              13%
  Materials Sector Index Fund
iShares Dow Jones U.S.                                 73%                              44%
  Broker-Dealers Index Fund
iShares Dow Jones U.S. Consumer                         5%                               5%
  Goods Sector Index Fund
iShares Dow Jones U.S. Consumer                         6%                               7%
  Services Sector Index Fund
iShares Dow Jones U.S. Energy Sector                    2%                               6%
  Index Fund
iShares Dow Jones U.S. Financial                        6%                              10%
  Sector Index Fund
iShares Dow Jones U.S. Financial                        9%                               9%
  Services Index Fund
iShares Dow Jones U.S. Healthcare                      14%                              51%
  Providers Index Fund
iShares Dow Jones U.S. Healthcare                       5%                               5%
  Sector Index Fund
iShares Dow Jones U.S. Home                            34%                              21%
  Construction Index Fund
iShares Dow Jones U.S. Industrial                       4%                               4%
  Sector Index Fund
iShares Dow Jones U.S. Insurance                       10%                              12%
  Index Fund
iShares Dow Jones U.S. Medical                         30%                              23%
  Devices Index Fund
iShares Dow Jones U.S. Oil Equipment                   21%                              12%
  & Services Index Fund
iShares Dow Jones U.S. Oil & Gas
Exploration & Production Index
 Fund                                                  15%                              21%
iShares Dow Jones U.S.                                 21%                              21%
  Pharmaceuticals Index Fund
iShares Dow Jones U.S. Real Estate                      7%                              29%
  Index Fund
iShares Dow Jones U.S. Regional                        14%                              13%
  Banks Index Fund
iShares Dow Jones U.S. Technology                       5%                               6%
  Sector Index Fund
iShares Dow Jones U.S.                                 35%                              12%
Telecommunications Sector Index
  Fund
iShares Dow Jones U.S. Index Fund                       4%                               4%
iShares Dow Jones U.S. Utilities                        7%                               5%
  Sector Index Fund
iShares FTSE NAREIT                                    11%                            N/A
  Industrial/Office Index Fund
iShares FTSE NAREIT Mortgage REITs                     42%                            N/A
  Index Fund

FUND                                      FISCAL YEAR ENDED 4/30/2008      FISCAL YEAR ENDED 4/30/2007
-------------------------------------    -----------------------------    ----------------------------
iShares FTSE NAREIT Real Estate 50                      9%                            N/A
  Index Fund
iShares FTSE NAREIT Residential                        18%                            N/A
  Index Fund
iShares FTSE NAREIT Retail Index Fund                   4%                            N/A
iShares FTSE EPRA/NAREIT Asia Index                     2%                            N/A
  Fund
iShares FTSE EPRA/NAREIT Europe                         1%                            N/A
  Index Fund
iShares FTSE EPRA/NAREIT Global Real                    2%                            N/A
  Estate ex-U.S. Index Fund
iShares FTSE EPRA/NAREIT North                          3%                            N/A
  America Index Fund
iShares KLD 400 Social Index Fund                       5%                              4%
iShares KLD Select Social/SM/ Index                    29%                             46%
  Fund
iShares Morningstar Large Core Index                   35%                             39%
  Fund
iShares Morningstar Large Growth                       31%                             28%
  Index Fund
iShares Morningstar Large Value                        23%                             22%
  Index Fund
iShares Morningstar Mid Core Index                     53%                             53%
  Fund
iShares Morningstar Mid Growth Index                   34%                             50%
  Fund
iShares Morningstar Mid Value Index                    37%                             43%
  Fund
iShares Morningstar Small Core Index                   62%                             73%
  Fund
iShares Morningstar Small Growth                       59%                             59%
  Index Fund
iShares Morningstar Small Value                        66%                             56%
  Index Fund



Additional Information Concerning the Trust
SHARES. The Trust currently consists of more than 130 separate investment portfolios called funds. The Trust issues shares of beneficial interests in each fund with no par value. The Board may designate additional iShares funds.

Each share issued by a fund has a PRO RATA interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund, or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund's shares, a holder of shares may be a "control person" of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 24, 2008, the Board of Trustees may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more Funds commencing operations after September 24, 2008 (each a "New Fund") to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions (collectively "merge") with, to or into another New Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC's rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

TERMINATION OF THE TRUST OR A FUND. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or such Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.

DTC AS SECURITIES DEPOSITORY FOR SHARES OF THE FUNDS. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, AMEX and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").


Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.


Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units
GENERAL. The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" with respect to each Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, (as observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT. The consideration for purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (I.E., the Deposit Securities), which constitutes an optimized representation of the securities of the relevant Fund's Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.

For certain Funds, the portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities a Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by a Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The function of the cash component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (I.E., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (I.E., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

BGFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the (subject to amendments) applicable Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day).

Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities change pursuant to the changes in the composition of a Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the relevant Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund's relevant Underlying Index.

The Trust reserves the right to permit or require the substitution of a "cash in-lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (as discussed below), or the Federal Reserve System for U.S. Treasury securities. The Trust also reserves the right to permit or require a "cash-in-lieu" amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Underlying Index or resulting from certain corporate actions.

PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund, an entity must be: (i) a "Participating Party," I.E., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC, or (ii) a DTC Participant (see the BOOK-ENTRY ONLY SYSTEM section), and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All creation orders must be placed for one or more Creation Units and, whether through a Participating Party or a DTC Participant, must be received by the Distributor in proper form no later than the closing time of the regular trading session of the Listing Exchange ("Closing Time") (ordinarily 4:00 p.m., Eastern time) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date. Each of the iShares Dow Jones EPAC Select Dividend Index Fund, iShares FTSE EPRA/NAREIT Asia Index Fund, iShares FTSE EPRA/NAREIT Europe Index Fund, iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund and iShares FTSE EPRA/NAREIT North America Index Fund is hereinafter referred to as a "Foreign Fund." All other Funds discussed in this SAI are hereinafter referred to as "Domestic Funds." Orders to create Creation Units of the Foreign Funds cannot be placed through the Clearing Process. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (E.G., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor's broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers has executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities.

Investors placing orders for Creation Units of Domestic Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units of Domestic Funds that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Those placing orders for Creation Units of Foreign Funds should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

PLACEMENT OF CREATION ORDERS FOR DOMESTIC FUNDS USING THE CLEARING PROCESS.
 The Clearing Process is the process of creating or redeeming Creation Units. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through State Street to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

PLACEMENT OF CREATION ORDERS FOR DOMESTIC FUNDS OUTSIDE THE CLEARING PROCESS.
 Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern Time, on the "Settlement Date." The Settlement Date is typically the third Business Day following the Transmittal Date. However, the Settlement Date for certain Funds is the second Business Day following the Transmittal Date and each Fund reserves the right to settle transactions on a basis other than T+2. In certain cases Authorized Participants will create and redeem Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street no later than 2:00 p.m., Eastern Time, on the Settlement Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if State Street does not receive both the required Deposit Securities and the Cash Component by 2:00 p.m., Eastern Time on the Settlement Date, such order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Creation Units of funds based on domestic indexes may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 110%, which BGFA may change from time to time, of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit") with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with State Street the appropriate amount of federal funds by 2:00 p.m., Eastern Time, on the date of requested settlement. If the Authorized Participant does not place its purchase order by the closing time or State Street does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with State Street, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110%, which BGFA may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 2:00 p.m., Eastern Time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by State Street or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

PLACEMENT OF CREATION ORDERS FOR FOREIGN FUNDS. For each Foreign Fund, State Street shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Units must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the Closing Time on any Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern Time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.

To the extent contemplated by the applicable Participant Agreement, Creation Units of a Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which BGFA may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Except as provided herein, a Creation Unit will not be issued until the transfer of cash or, if applicable, good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery and the Company will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a "T+3 basis" (I.E., three Business Days after trade date). However, as discussed in Regular Holidays, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (I.E., the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

ACCEPTANCE OF ORDERS FOR CREATION UNITS. The Trust reserves the absolute right to reject any creation order for shares of the Fund transmitted to it by the Distributor in respect of any Fund if: (i) the order is not in proper form;
(ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares disseminated through the facilities of the NSCC for that date by BGFA, as described above;
(iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) circumstances outside the control of the Trust, State Street, the Distributor or BGFA would make it impossible or impracticable to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC, State Street, the sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order. The Trust, State Street, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give such notification.


All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.


CREATION TRANSACTION FEE. A purchase transaction fee is imposed for the transfer and other transaction costs of a Fund associated with the issuance of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. When the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment up to a maximum additional variable charge as indicated in the chart below. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth standard creation transaction fees and maximum additional variable charges:



                                           STANDARD CREATION       MAXIMUM ADDITIONAL
FUND                                        TRANSACTION FEE         VARIABLE CHARGE*
-------------------------------------     -------------------     -------------------
iShares Cohen -& Steers Realty                   $  250                    3.0%
  Majors Index Fund
iShares Dow Jones EPAC Select                     3,300                    3.0%
  Dividend Index Fund
iShares Dow Jones Select Dividend                   250                    3.0%
  Index Fund
iShares Dow Jones Transportation                    200                    3.0%
  Average Index Fund
iShares Dow Jones U.S. Aerospace &                  200                    3.0%
  Defense Index Fund
iShares Dow Jones U.S. Basic                        500                    3.0%
  Materials Sector Index Fund
iShares Dow Jones U.S.                              200                    3.0%
  Broker-Dealers Index Fund
iShares Dow Jones U.S. Consumer                     500                    3.0%
  Goods Sector Index Fund
iShares Dow Jones U.S. Consumer                     500                    3.0%
  Services Sector Index Fund
iShares Dow Jones U.S. Energy Sector                500                    3.0%
  Index Fund
iShares Dow Jones U.S. Financial                    500                    3.0%
  Sector Index Fund
iShares Dow Jones U.S. Financial                    500                    3.0%
  Services Index Fund
iShares Dow Jones U.S. Healthcare                   400                    3.0%
  Providers Index Fund
iShares Dow Jones U.S. Healthcare                   500                    3.0%
  Sector Index Fund
iShares Dow Jones U.S. Home                         200                    3.0%
  Construction Index Fund
iShares Dow Jones U.S. Industrial                   500                    3.0%
  Sector Index Fund
iShares Dow Jones U.S. Insurance                    500                    3.0%
  Index Fund
iShares Dow Jones U.S. Medical                      400                    3.0%
  Devices Index Fund
iShares Dow Jones U.S. Oil Equipment                450                    3.0%
  & Services Index Fund
iShares Dow Jones U.S. Oil & Gas                    350                    3.0%
  Exploration & Production Index Fund
iShares Dow Jones U.S.                              300                    3.0%
  Pharmaceuticals Index Fund
iShares Dow Jones U.S. Real Estate                  500                    3.0%
  Index Fund
iShares Dow Jones U.S. Regional                     500                    3.0%
  Banks Index Fund
iShares Dow Jones U.S. Technology                   500                    3.0%
  Sector Index Fund
iShares Dow Jones U.S.                              250                    3.0%
Telecommunications Sector Index
  Fund
iShares Dow Jones U.S. Index Fund/1/                500                    3.0%
iShares Dow Jones U.S. Utilities                    500                    3.0%
  Sector Index Fund
iShares FTSE NAREIT                                 250                    3.0%
  Industrial/Office Index Fund
iShares FTSE NAREIT Mortgage REITs                  250                    3.0%
  Index Fund
iShares FTSE NAREIT Real Estate 50                  400                    3.0%
  Index Fund
iShares FTSE NAREIT Residential                     200                    3.0%
  Index Fund
iShares FTSE NAREIT Retail Index Fund               250                    3.0%
iShares FTSE EPRA/NAREIT Asia Index               3,000                    3.0%
  Fund
iShares FTSE EPRA/NAREIT Europe                   2,700                    3.0%
  Index Fund
iShares FTSE EPRA/NAREIT Global Real              4,000                    3.0%
  Estate ex-U.S Index Fund
iShares FTSE EPRA/NAREIT North                      650                    3.0%
  America Index Fund
iShares KLD 400 Social Index Fund                   500                    3.0%
iShares KLD Select Social/SM/ Index                 500                    3.0%
  Fund
iShares Morningstar Large Core Index                300                    3.0%
  Fund
iShares Morningstar Large Growth                    300                    3.0%
  Index Fund
iShares Morningstar Large Value                     300                    3.0%
  Index Fund
iShares Morningstar Mid Core Index                  500                    3.0%
  Fund
iShares Morningstar Mid Growth Index                500                    3.0%
  Fund
iShares Morningstar Mid Value Index                 500                    3.0%
  Fund
iShares Morningstar Small Core Index                500                    3.0%
  Fund
iShares Morningstar Small Growth                    500                    3.0%
  Index Fund

                                      STANDARD CREATION      MAXIMUM ADDITIONAL
FUND                                   TRANSACTION FEE        VARIABLE CHARGE*
--------------------------------     ------------------     --------------------
iShares Morningstar Small Value             500                      3.0%
  Index Fund



-------
*     As a percentage of the amount invested.

REDEMPTION OF SHARES IN CREATION UNITS. Shares of each Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through State Street and only on a Business Day. A Fund will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit by an investor who wishes to redeem a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

BGFA and the Distributor make available through the NSCC, immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (such difference, the "Cash Redemption Amount"), less the redemption transaction fee set forth below. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemptions of shares will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities, may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming Beneficial Owner that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act. An Authorized Participant may request a redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of such Fund's NAV is not reasonably practicable or (iv) in such other circumstances as is permitted by the SEC.

REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. Where the Trust permits in-kind redemptions, the redeeming investor will be assessed an additional variable charge on the cash in lieu portion of its redemption proceeds, up to a maximum additional variable charge as indicated in the chart below. The redemption transaction fees for redemptions in-kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are set forth below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth standard redemption transaction fees and maximum additional variable charges:

                                           STANDARD REDEMPTION      MAXIMUM ADDITIONAL
FUND                                         TRANSACTION FEE         VARIABLE CHARGE*
-------------------------------------     --------------------     --------------------
iShares Cohen -& Steers Realty                   $  250                     2.0%
  Majors Index Fund
iShares Dow Jones EPAC Select                     3,300                     2.0%
  Dividend Index Fund
iShares Dow Jones Select Dividend                   250                     2.0%
  Index Fund
iShares Dow Jones Transportation                    200                     2.0%
  Average Index Fund
iShares Dow Jones U.S. Aerospace &                  200                     2.0%
  Defense Index Fund
iShares Dow Jones U.S. Basic                        500                     2.0%
  Materials Sector Index Fund
iShares Dow Jones U.S.                              200                     2.0%
  Broker-Dealers Index Fund
iShares Dow Jones U.S. Consumer                     500                     2.0%
  Goods Sector Index Fund
iShares Dow Jones U.S. Consumer                     500                     2.0%
  Services Sector Index Fund
iShares Dow Jones U.S. Energy Sector                500                     2.0%
  Index Fund
iShares Dow Jones U.S. Financial                    500                     2.0%
  Sector Index Fund
iShares Dow Jones U.S. Financial                    500                     2.0%
  Services Index Fund
iShares Dow Jones U.S. Healthcare                   400                     2.0%
  Providers Index Fund
iShares Dow Jones U.S. Healthcare                   500                     2.0%
  Sector Index Fund
iShares Dow Jones U.S. Home                         200                     2.0%
  Construction Index Fund
iShares Dow Jones U.S. Industrial                   500                     2.0%
  Sector Index Fund
iShares Dow Jones U.S. Insurance                    500                     2.0%
  Index Fund
iShares Dow Jones U.S. Medical                      400                     2.0%
  Devices Index Fund
iShares Dow Jones U.S. Oil Equipment                450                     2.0%
  & Services Index Fund
iShares Dow Jones U.S. Oil & Gas                    350                     2.0%
  Exploration & Production Index Fund
iShares Dow Jones U.S.                              300                     2.0%
  Pharmaceuticals Index Fund
iShares Dow Jones U.S. Real Estate                  500                     2.0%
  Index Fund
iShares Dow Jones U.S. Regional                     500                     2.0%
  Banks Index Fund
iShares Dow Jones U.S. Technology                   500                     2.0%
  Sector Index Fund
iShares Dow Jones U.S.                              250                     2.0%
Telecommunications Sector Index
  Fund
iShares Dow Jones U.S. Index Fund/1/                500                     2.0%
iShares Dow Jones U.S. Utilities                    500                     2.0%
  Sector Index Fund
iShares FTSE NAREIT                                 250                     2.0%
  Industrial/Office Index Fund
iShares FTSE NAREIT Mortgage REITs                  250                     2.0%
  Index Fund
iShares FTSE NAREIT Real Estate 50                  400                     2.0%
  Index Fund
iShares FTSE NAREIT Residential                     200                     2.0%
  Index Fund
iShares FTSE NAREIT Retail Index Fund               250                     2.0%
iShares FTSE EPRA/NAREIT Asia Index               3,000                     2.0%
  Fund
iShares FTSE EPRA/NAREIT Europe                   2,700                     2.0%
  Index Fund
iShares FTSE EPRA/NAREIT Global Real              4,000                     2.0%
  Estate ex-U.S. Index Fund
iShares FTSE EPRA/NAREIT North                      650                     2.0%
  America Index Fund
iShares KLD 400 Social Index Fund                   500                     2.0%
iShares KLD Select Social/SM/ Index                 500                     2.0%
  Fund
iShares Morningstar Large Core Index                300                     2.0%
  Fund
iShares Morningstar Large Growth                    300                     2.0%
  Index Fund
iShares Morningstar Large Value                     300                     2.0%
  Index Fund
iShares Morningstar Mid Core Index                  500                     2.0%
  Fund
iShares Morningstar Mid Growth Index                500                     2.0%
  Fund
iShares Morningstar Mid Value Index                 500                     2.0%
  Fund
iShares Morningstar Small Core Index                500                     2.0%
  Fund
iShares Morningstar Small Growth                    500                     2.0%
  Index Fund
iShares Morningstar Small Value                     500                     2.0%
  Index Fund


-------

*     As a percentage of the amount invested.

PLACEMENT OF REDEMPTION ORDERS FOR DOMESTIC FUNDS USING THE CLEARING PROCESS.
       Orders to redeem Creation Units of Domestic Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received by the Trust on the

Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Closing Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

PLACEMENT OF REDEMPTION ORDERS FOR DOMESTIC FUNDS OUTSIDE THE CLEARING PROCESS.
 Orders to redeem Creation Units of Domestic Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 11:00 a.m., Eastern Time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. In certain cases Authorized Participants will redeem and create Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

PLACEMENT OF REDEMPTION ORDERS FOR FOREIGN FUNDS. Orders to redeem Creation Units must be delivered through an Authorized Participant. An order in good form to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (i) a request in satisfactory form to the Trust is received by State Street not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for Foreign Funds may take longer than two Business Days after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of local holidays in the foreign countries relevant to the Foreign Funds.

In order to take delivery of shares of Fund Securities upon redemption of shares of Foreign Funds, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant's agreement with the Distributor, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund's Transfer Agent, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which BGFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m. Eastern time, on the contractual settlement date and shall be held by State Street and marked to market daily, and the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant and income, if any, will be paid to the Authorized Participant. The Participant Agreement permits the Trust, on behalf of the Fund, to acquire the Deposit Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received in good form by the Trust. Therefore, if a redemption order in proper form is submitted to State Street by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to State Street prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. If, however, a redemption order is submitted to State Street by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to State Street by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular securities included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the Portfolio Securities of a Foreign Fund may trade on the relevant exchange(s) on days that the Listing Exchange for the Foreign Fund is closed or are otherwise not Business Days for such Foreign Fund, stockholders may not be able to redeem their shares of such Foreign Fund, or to purchase and sell shares of such Foreign Fund on the Listing Exchange for Foreign Funds, on days when the NAV of such Foreign Funds could be significantly affected by events in the relevant foreign markets.

REGULAR HOLIDAYS. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.


The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (E.G., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.


2008

                    AUSTRALIA
-------------
January 1    March 21   May 19     August 13
January 28   March 24   June 2     October 6
March 3      April 25   June 9     November 4
March 10     May 5      August 4   December 25
                                   December 26



                 AUSTRIA
------------
January 1   May 12       December 24
March 21    May 22       December 25
March 24    August 15    December 26
May 1       December 8   December 31



                BELGIUM
------------
January 1   May 2       November 11
March 21    May 17      December 25
March 24    July 21     December 26
May 1       August 15



                        CANADA
--------------
January 1     May 21     September 3   December 26
January 2     June 25    October 8
February 19   July 2     November 12
April 6       August 6   December 25



                DENMARK
------------
January 1   April 18   December 24
March 20    May 1      December 25
March 21    May 12     December 26
March 24    June 5     December 31



                 FINLAND
------------
January 1   June 20       December 31
March 21    December 24
March 24    December 25
May 1       December 26



                  FRANCE
------------
January 1   May 8         December 25
March 21    June 14       December 26
March 24    August 15
May 1       November 11



                       GERMANY
-------------
January 1    May 1       October 3     December 31
February 4   May 12      December 24
March 21     May 22      December 25
March 24     August 15   December 26



                      HONG KONG
----------------------------------------------------
January 1    March 24   July 1         December 25
February 6   April 4    September 15   December 26
February 7   May 1      October 1      December 31
February 8   May 12     October 7
March 21     June 9     December 24



                      IRELAND
------------
January 1   May 1      October 27    December 29
March 17    May 5      December 24
March 21    June 2     December 25
March 24    August 4   December 26



                  ITALY
------------
January 1   June 2        December 25
March 21    August 15     December 26
April 25    December 8    December 31
May 1       December 24



                          JAPAN
-------------
January 1    February 11   July 21        November 3
January 2    March 20      September 15   November 24
January 3    April 29      September 23   December 23
January 14   May 5         October 13     December 31



        NETHERLANDS
------------
January 1   May 1
March 21    May 12
March 24    December 25
April 30    December 26



               NEW ZEALAND
----------------------------------------
January 1    February 6   June 2
January 2    March 21     October 27
January 21   March 24     December 25
January 28   April 25     December 26

                  NORWAY
------------
January 1   May 1         December 26
March 20    May 12        December 31
March 21    December 24
March 24    December 25



                     SINGAPORE
-------------
January 1    May 1      October 1    December 17
February 7   May 19     October 27   December 25
February 8   May 20     October 28
March 21     August 9   December 8



                       SPAIN
------------
January 1   March 24   July 25       December 26
January 7   May 1      August 15
March 20    May 2      December 8
March 21    May 15     December 25



                  SWEDEN
------------
January 1   June 6        December 26
March 21    June 20       December 31
March 24    December 24
May 1       December 25



                     SWITZERLAND
------------
January 1   May 1       September 11   December 31
January 2   May 12      December 8
March 19    May 22      December 24
March 21    August 1    December 25
March 24    August 15   December 26



       UNITED KINGDOM
--------------------------
January 1   May 26
March 21    August 25
March 24    December 25
May 5       December 26



               UNITED STATES
------------------------------------------
January 1     May 26        November 11
January 21    July 4        November 27
February 18   September 1   December 25
March 21      October 13



2009




                      AUSTRALIA
-------------
January 1    April 13   June 8         November 3
January 26   April 27   August 3       December 25
March 2      May 4      August 12      December 28
March 9      May 18     September 28
April 10     June 1     October 5



                      AUSTRIA
------------
January 1   May 1     October 26    December 31
January 6   May 21    December 8
April 10    June 1    December 24
April 13    June 11   December 25



               BELGIUM
------------
January 1   May 21    November 2
April 10    May 22    November 11
April 13    June 1    December 25
May 1       July 21



                        CANADA
--------------
January 1     May 18     September 7   December 28
January 2     June 24    October 12
February 16   July 1     November 11
April 10      August 3   December 25



               DENMARK
------------
January 1   May 8    December 24
April 9     May 21   December 25
April 10    June 1   December 31
April 13    June 5



                 FINLAND
------------
January 1   May 1         December 25
January 6   May 21        December 31
April 10    June 19
April 13    December 24

                  FRANCE
------------
January 1   May 8         December 25
April 10    May 21
April 13    July 14
May 1       November 11



                 GERMANY
--------------
January 1     April 13   June 11
January 6     May 1      December 24
February 23   May 21     December 25
April 10      June 1     December 31



                HONG KONG
---------------------------------------
January 1    April 13    October 26
January 26   May 1       December 24
January 27   May 28      December 25
January 28   July 1      December 31
April 10     October 1



                      IRELAND
------------
January 1   May 1      October 26    December 29
March 17    May 4      December 24
April 10    June 1     December 25
April 13    August 3   December 28



                  ITALY
------------
January 1   May 1        December 24
January 6   June 2       December 25
April 10    June 29      December 31
April 13    December 8



                           JAPAN
--------------
January 1     April 29       September 22   December 23
January 2     May 4          September 23   December 31
January 12    May 5          October 12
February 11   July 20        November 3
March 20      September 21   November 23



        NETHERLANDS
------------
January 1   May 1
April 10    May 21
April 13    June 1
April 30    December 25



               NEW ZEALAND
----------------------------------------
January 1    February 6   October 26
January 2    April 10     December 25
January 19   April 13     December 28
January 26   June 1



                  NORWAY
------------
January 1   May 1         December 25
April 9     May 21        December 31
April 10    June 1
April 13    December 24



                 SINGAPORE
-------------
January 1    May 1          October 17
January 26   May 9          November 27
January 27   August 10      December 25
April 10     September 21



                       SPAIN
------------
January 1   April 10   October 12   December 25
January 6   April 13   November 2
March 19    May 1      November 9
April 9     May 15     December 8



                  SWEDEN
------------
January 1   May 1         December 25
January 6   May 21        December 31
April 10    June 19
April 13    December 24



                     SWITZERLAND
------------
January 1   April 13   June 29        December 31
January 2   May 1      September 10
January 6   May 21     December 8
March 19    June 1     December 24
April 10    June 11    December 25



       UNITED KINGDOM
--------------------------
January 1   May 25
April 10    August 31
April 13    December 25
May 4       December 26

               UNITED STATES
------------------------------------------
January 1     May 25        October 12
January 19    July 3        November 11
February 16   July 4        November 26
April 10      September 7   December 25



REDEMPTIONS. The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose stocks compromise the Funds. In the calendar year 2008 and 2009*, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycle for a Fund as follows:



  2008
  Denmark   03/17/08   03/25/08   8
            03/18/08   03/26/08   8
            03/19/08   03/27/08   8
  Finland   03/17/08   03/25/08   8
            03/18/08   03/26/08   8
            03/19/08   03/27/08   8
  Japan     12/26/08   01/05/09   10
            12/29/08   01/06/09   8
            12/30/08   01/07/09   8
  Norway    03/17/08   03/25/08   8
            03/18/08   03/26/08   8
            03/19/08   03/27/08   8
  Sweden    03/17/08   03/25/08   8
            03/18/08   03/26/08   8
            03/19/08   03/27/08   8
  2009
  Denmark   04/06/09   04/14/09   8
            04/07/09   04/15/09   8
            04/08/09   04/16/09   8
  Ireland   12/21/09   12/30/09   9
            12/22/09   12/31/09   9
            12/23/09   01/04/10   12
  Japan     09/16/09   09/24/09   8
            09/17/09   09/25/09   8
            09/18/09   09/26/09   8
  Norway    04/06/09   04/14/09   8
            04/07/09   04/15/09   8
            04/08/09   04/16/09   8
  Spain     04/06/09   04/14/09   8
            04/07/09   04/15/09   8
            04/08/09   04/16/09   8


-------

* Settlement dates in the table above have been confirmed as of 6/18/08. Holidays are subject to change without further notice.

Taxes
REGULATED INVESTMENT COMPANY QUALIFICATIONS. Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (I.E., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the company's taxable year, (a) at least 50% of the market value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and
(b) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.

Although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in that Fund being subject to state, local, or foreign income, franchise or withholding tax liabilities.

TAXATION OF RICS. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (I.E., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (I.E., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.


EXCISE TAX.   A Fund will be subject to a 4% excise tax on certain
undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

NET CAPITAL LOSS CARRYFORWARDS. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first. The following Funds had tax basis net capital loss carryforwards as of April 30, 2008, the tax year-end for the Funds listed:

The following Funds had tax basis net capital loss carryforwards as of April 30, 2008, the tax year-end for the Funds listed:




                      EXPIRING    EXPIRING    EXPIRING    EXPIRING      EXPIRING       EXPIRING       EXPIRING
FUND                    2010        2011        2012        2013          2014           2015           2016           TOTAL
-------------------- ---------- ------------ ---------- ------------ -------------- -------------- -------------- --------------
iShares Dow Jones     $      -   $        -   $      -   $  842,993   $30,488,444    $11,633,250    $22,860,226    $65,824,913
 Select Dividend
 Index Fund
iShares Dow Jones            -            -          -        2,986     1,535,209        781,024              -      2,319,219
 Transportation
 Average Index
 Fund
iShares Dow Jones            -            -          -      773,777             -              -              -        773,777
 U.S. Index Fund
iShares Dow Jones            -            -          -            -             -        218,173        257,417        475,590
 U.S. Aerospace &
 Defense Index
 Fund
iShares Dow Jones            -      164,820    213,728            -             -      2,166,892      2,533,237      5,078,677
 U.S. Basic
 Materials Sector
 Index Fund
iShares Dow Jones            -            -          -            -             -        203,587      7,089,008      7,292,595
 U.S. Broker-
 Dealers Index
 Fund
iShares Dow Jones      335,628      786,981    439,017      331,603     6,571,402      1,320,322              -      9,784,953
 U.S. Consumer
 Goods Sector
 Index Fund
iShares Dow Jones            -            -    413,714      590,495     2,292,509        183,523              -      3,480,241
 U.S. Consumer
 Services Sector
 Index Fund
iShares Dow Jones            -    2,710,478    124,959            -             -        712,195              -      3,547,632
 U.S. Energy Sector
 Index Fund
iShares Dow Jones            -            -    775,502            -             -         38,903      2,428,708      3,243,113
 U.S. Financial
 Sector Index Fund
iShares Dow Jones            -            -    458,579            -             -              -      1,046,051      1,504,630
 U.S. Financial
 Services Index
 Fund
iShares Dow Jones            -            -          -            -             -        142,089        797,034        939,123
 U.S. Healthcare
 Providers Index
 Fund
iShares Dow Jones            -            -    799,884            -       519,297      3,188,912      2,321,632      6,829,725
 U.S. Healthcare
 Sector Index Fund
iShares Dow Jones            -            -          -            -             -              -      4,410,404      4,410,404
 U.S. Home
 Construction Index
 Fund
iShares Dow Jones       96,542    1,969,600          -    3,141,753             -        230,285              -      5,438,180
 U.S. Industrial
 Sector Index Fund
iShares Dow Jones            -            -          -            -             -         83,550         25,936        109,486
 U.S. Insurance
 Index Fund
iShares Dow Jones            -            -          -            -             -         42,150        610,958        653,108
 U.S. Medical
 Devices Index
 Fund

                          EXPIRING      EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING
FUND                        2010          2011         2012         2013         2014         2015         2016         TOTAL
----------------------- ------------ ------------- ------------ ------------ ------------ ------------ ------------ ------------
iShares Dow Jones                -             -            -            -            -      115,443      413,565       529,008
 U.S. Oil & Gas
 Exploration &
 Production Index
 Fund
iShares Dow Jones                -             -            -            -            -       64,599      715,492       780,091
 U.S. Oil Equipment
 & Services Index
 Fund
iShares Dow Jones                -             -            -            -            -       50,522      818,343       868,865
 U.S.
 Pharmaceuticals
 Index Fund
iShares Dow Jones                -             -            -            -            -            -    5,932,275     5,932,275
 U.S. Real Estate
 Index Fund
iShares Dow Jones                -             -            -            -            -       47,538       94,893       142,431
 U.S. Regional
 Banks Index Fund
iShares Dow Jones        3,803,426    10,610,555    1,952,962    2,052,426    3,556,590    5,706,797    4,320,339    32,003,095
 U.S. Technology
 Sector Index Fund
iShares Dow Jones        4,591,393    12,363,187      998,718      376,854            -    3,799,540            -    22,129,692
 U.S.
 Telecommunications
 Sector Index Fund
iShares Dow Jones                -     3,329,447    8,539,740    1,702,578            -    4,406,966            -    17,978,731
 U.S. Utilities Sector
 Index Fund
iShares FTSE NAREIT              -             -            -            -            -            -       30,573        30,573
 Industrial/Office
 Index Fund
iShares FTSE NAREIT              -             -            -            -            -            -      332,037       332,037
 Mortgage REITs
 Index Fund
iShares FTSE NAREIT              -             -            -            -            -            -      144,638       144,638
 Real Estate 50
 Index Fund
iShares FTSE NAREIT              -             -            -            -            -            -       17,540        17,540
 Retail Index Fund
iShares KLD 400                  -             -            -            -            -            -       76,620        76,620
 Social Index Fund
iShares KLD Select               -             -            -            -      228,408      156,260      300,573       685,241
 Social/SM/ Index
 Fund
iShares Morningstar              -             -            -            -            -      524,365            -       524,365
 Large Core Index
 Fund
iShares Morningstar              -             -            -       54,115      754,949    3,087,927      881,226     4,778,217
 Large Growth
 Index Fund
iShares Morningstar              -             -            -       18,851       35,116      468,973      672,390     1,195,330
 Large Value Index
 Fund
iShares Morningstar              -             -            -       20,026      126,713    2,019,941      326,747     2,493,427
 Mid Core Index
 Fund
iShares Morningstar              -             -            -       14,863      105,739      132,199    4,115,856     4,368,657
 Mid Growth Index
 Fund
iShares Morningstar              -             -            -        9,742      204,827      558,361      704,710     1,477,640
 Mid Value Index
 Fund

                       EXPIRING  EXPIRING   EXPIRING   EXPIRING   EXPIRING    EXPIRING    EXPIRING
FUND                     2010      2011       2012       2013       2014        2015        2016         TOTAL
--------------------- --------- ---------- ---------- ---------- ---------- ----------- ------------ ------------
iShares Morningstar       -         -          -             -          -    3,008,842           -    3,008,842
 Small Core Index
 Fund
iShares Morningstar       -         -          -             -          -    2,843,017           -    2,843,017
 Small Growth
 Index Fund
iShares Morningstar       -         -          -        18,678    142,621    1,039,496   1,649,102    2,849,897
 Small Value Index
 Fund



FUNDS HOLDING FOREIGN INVESTMENTS. Each Fund, but in particular the iShares Dow Jones EPAC Select Dividend Index Fund, iShares FTSE EPRA/NAREIT Asia Index Fund, iShares FTSE EPRA/NAREIT Europe Index Fund, iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund and iShares FTSE EPRA/NAREIT North America Index Fund may be subject to foreign income taxes withheld at the source. Each Fund that is permitted to do so will elect to "pass through" to its investors the amount of foreign income taxes paid by the Fund provided that the Fund held the security, on the dividend settlement date and for at least fifteen additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 15-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor's PRO RATA share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor's PRO RATA share of the Fund's foreign income taxes. A foreign person who invests in a Fund that elects to "pass through" its foreign taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A foreign tax credit may not exceed the investor's U.S. federal income tax otherwise payable with respect to the investor's foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from foreign sources; the Fund's gain from the sale of securities will generally be treated as U.S. source income. Certain limitations will be imposed to the extent to which the foreign tax credit may be claimed.

TAXATION OF U.S. SHAREHOLDERS. Dividends and other distributions by a Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their PRO RATA share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.


Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date a Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

SALES OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.


If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (E.G., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.


BACK-UP WITHHOLDING. In certain cases, a Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.


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SECTIONS 351 AND 362.  The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the IRC, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund's basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

TAXATION OF CERTAIN DERIVATIVES. A Fund's transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the IRC (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

A Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

QUALIFIED DIVIDEND INCOME. Distributions by a Fund of investment company taxable income (including any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations but generally not a U.S. REIT and certain foreign corporations (E.G., foreign corporations which are not "passive foreign investment companies" and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and United Kingdom. A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the IRC. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains.

If you lend your Fund shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income or as qualified dividends. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.

CORPORATE DIVIDENDS RECEIVED DEDUCTION. The Funds do not expect dividends that are paid to its corporate shareholders to be eligible, in the hands of such shareholders, for the corporate dividends received deduction.

EXCESS INCLUSION INCOME. Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b). Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the IRC are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in IRC Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

FOREIGN INVESTMENTS. Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as
Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund purchases shares in "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

A Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

REPORTING. If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


OTHER TAXES. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

TAXATION OF NON-U.S. SHAREHOLDERS. Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.


In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.


A distribution from a Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT. Restrictions apply regarding wash sales and substitute payment transactions.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.


The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

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Financial Statements
Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders is delivered with this SAI to shareholders requesting this SAI.



Effective July 24, 2008, shares of the iShares Dow Jones U.S. Energy Sector Index Fund were split 3 for 1 through a distribution to the shareholders of record on July 21, 2008. The per share amounts included in the financial highlights of the Fund's Prospectus include the effect of the split, however the financial highlights incorporated by reference in this SAI do not reflect the stock split.



Miscellaneous Information
COUNSEL. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Funds' financial statements, and may perform other services.

SHAREHOLDER COMMUNICATIONS TO THE BOARD. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder;
(ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns share; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

BGI-SAI-04-1008
iShares(R) Trust

Statement of Additional Information

Dated August 12, 2008 (as revised October 30, 2008)

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus ("Prospectus") for the following fund of iShares Trust (the "Trust"), as such Prospectus may be revised or supplemented from time to time:

iShares MSCI All Country Asia ex Japan Index Fund (the "Fund").

The Prospectus for the Fund is dated August 12, 2008. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. (the "Distributor"), at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com.

iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----
General Description of the Trust and the Fund............................    1
Exchange Listing and Trading.............................................    1
Investment Strategies and Risks..........................................    2
   Diversification Status................................................    2
   Lending Portfolio Securities..........................................    2
   Repurchase Agreements.................................................    3
   Reverse Repurchase Agreements.........................................    3
   Currency Transactions.................................................    3
   Securities of Investment Companies....................................    3
   Foreign Securities....................................................    3
   Illiquid Securities...................................................    4
   Short-Term Instruments and Temporary Investments......................    4
   Futures and Options...................................................    4
   Options on Futures Contracts..........................................    5
   Swap Agreements.......................................................    5
   Tracking Stocks.......................................................    5
   Future Developments...................................................    5
General Considerations and Risks.........................................    5
   Risks of Derivatives..................................................    6
   Risks of Equity Securities............................................    6
   Risks of Futures and Options Transactions.............................    6
   Risks of Swap Agreements..............................................    7
   Risks of Investing in Non-U.S. Equity Securities......................    7
   Dividend Risk.........................................................    7
Proxy Voting Policy......................................................    7
Portfolio Holdings Information...........................................    8
Construction and Maintenance of the Underlying Index.....................    9
   MSCI Indexes Generally................................................    9

   MSCI Global Investable Market Indexes.................................    9
   Price and Exchange Rates..............................................   10
   MSCI All Country Asia ex Japan Index..................................   11
Investment Limitations...................................................   11
Continuous Offering......................................................   12
Management...............................................................   12
Trustees and Officers....................................................   12
   Committees of the Board of Trustees...................................   16
   Remuneration of Trustees..............................................   18
   Control Persons and Principal Holder of Securities....................   19
Investment Advisory, Administrative and Distribution Services............   19
   Investment Adviser....................................................   19
   Portfolio Managers....................................................   20
   Distributor...........................................................   22
   Codes of Ethics.......................................................   22
   Administrator, Custodian and Transfer Agent...........................   22
   Index Provider........................................................   22
Brokerage Transactions...................................................   22
Additional Information Concerning the Trust..............................   23
   Shares................................................................   23
   Termination of the Trust or the Fund..................................   24
   DTC as Securities Depository for the Shares of the Fund...............   24
Creation and Redemption of Creation Units................................   24
   General ..............................................................   24
   Fund Deposit..........................................................   25
   Procedures for Creation of Creation Units.............................   25
   Placement of Creation Orders..........................................   26
   Issuance of a Creation Unit...........................................   26
   Acceptance of Orders for Creation Units...............................   26
   Creation Transaction Fee..............................................   27
   Redemption of Shares in Creation Units................................   27

   Redemption Transaction Fee............................................   27
   Placement of Redemption Orders........................................   28
   Regular Holidays......................................................   29
   Redemption............................................................   32
Taxes....................................................................   33
   Regulated Investment Company Qualifications...........................   33
   Taxation of RICs......................................................   34
   Excise Tax............................................................   34
   Taxation of U.S. Shareholders.........................................   34
   Sales of Shares.......................................................   35
   Back-Up Withholding...................................................   35
   Sections 351 and 362..................................................   35
   Taxation of Certain Derivatives.......................................   36
   Qualified Dividend Income.............................................   36
   Corporate Dividends Received Deduction................................   37
   Excess Inclusion Income...............................................   37
   Foreign Investments...................................................   37
   Passive Foreign Investment Companies..................................   37
   Taxation of Non-U.S. Shareholders.....................................   38
   Other Taxes...........................................................   38
   Reporting.............................................................   38
   Net Capital Loss Carryforwards........................................   38
Financial Statements.....................................................   38
Miscellaneous Information................................................   38
   Counsel...............................................................   38
   Independent Registered Public Accounting Firm.........................   38
   Shareholder Communications to the Board...............................   38

General Description of the Trust and the Fund

The Trust currently consists of more than 130 separate investment portfolios called funds. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the "1933 Act"). This SAI relates solely to the Fund.

The investment objective of the Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (the "Underlying Index") representing publicly-traded equity securities of companies in a particular broad market, market segment, market sector or group of industries. The Fund is managed by Barclays Global Fund Advisors ("BGFA" or the "Investment Adviser"), a subsidiary of BGI.

The Fund offers and issues shares at their net asset value per share ("NAV") only in aggregations of a specified number of shares ("Creation Unit"), generally in exchange for a basket of equity securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). Shares of the Fund are listed and traded on The NASDAQ Stock Market LLC ("NASDAQ" or the "Listing Exchange"), a national securities exchange. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 100,000 or multiples thereof.

The Trust reserves the right to offer a "cash" option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain with the Trust a cash deposit equal to at least 115%, which BGFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees for cash creations or redemptions may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of the Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the "indicative optimized portfolio value" ("IOPV") of the Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not part of the current Deposit Securities. Therefore, the Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund's NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued dividend and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in securities issued by companies that comprise the Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio.

The Fund engages in representative sampling, which is investing in a sample of securities selected by BGFA to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are included in the relevant underlying index.

Diversification Status. The Fund is non-diversified. A "non-diversified" fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Index of the Fund and, consequently, the Fund's investment portfolio. This may adversely affect the Fund's performance or subject the Fund's shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "Regulated Investment Company" ("RIC") for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "IRC"), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the IRC may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Lending Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the "Board" or the "Trustees"). To the extent that the Fund engages in securities lending, BGI acts as securities lending agent for the Fund subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked-to-market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Fund will engage in repurchase agreements only with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. The Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's assets that are denominated in a foreign currency. The Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Securities of Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Pursuant to the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above. The Fund, in order to improve its portfolio liquidity and its ability to track the Underlying Index, may invest up to 10% of its assets in shares of other iShares funds that invest in securities in the Underlying Index. BGFA will not charge advisory fees on that portion of the Fund's assets invested in shares of other iShares funds. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

Foreign Securities. The Fund intends to purchase publicly-traded common stocks of foreign corporations. To the extent the Fund invests in stocks of foreign issuers, the Fund's investment in such stocks may be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign issuer. For ADRs, the depositary is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depositary may be a foreign or a U.S. entity and the underlying securities may be issued by a foreign or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally ADRs, issued in registered form, are designed for use in the U.S. securities markets and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BGFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general Depositary Receipts must be sponsored, however, a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BGFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions;
(iv) commercial paper rated at the date of purchase "Prime-1" by Moody's(R) Investor's Service, Inc. ("Moody's") or "A-1" by Standard & Poor's(R) Rating Service, a division of The McGraw Hill Companies, Inc. ("S&P(R)"), or if unrated, of comparable quality as determined by BGFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Futures and Options. The Fund may enter into U.S. futures contracts and options. These futures contracts and options will be used to simulate investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will enter into futures contracts and options only on futures contracts that are traded on a U.S. or foreign exchange. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require the Fund to maintain liquid assets. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," the Fund maintains liquid assets in an amount at least equal to the Fund's daily marked-to-market obligation (i.e., the Fund's daily net liability, if any), rather than the contracts' notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts' full notional value. The Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indexes that reflect the market value of common stock of the firms included in the investments. The Fund may enter into futures contracts to purchase securities indexes when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to "track" the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company's common stock.

Future Developments. The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks

A discussion of some of the risks associated with an investment in the Fund is contained in the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Equity Securities. An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general, and other factors that affect securities markets. An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Although most of the securities in the Underlying Index are listed on a national securities exchange, the principal trading market for some may be over-the-counter. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

Risks of Investing in Non-U.S. Equity Securities. An investment in the Fund involves risks similar to those of investing in broad-based portfolios of equity securities traded on foreign exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Dividend Risk. There is no guarantee that the issuer of the stocks held by the Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Proxy Voting Policy

The Trust has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of BGFA, the investment adviser to the Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund's proxy voting guidelines and BGFA's role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for the Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BGFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies or certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates, or the Distributor or the Distributor's affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

..    The Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

..    The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

..    The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates (if any), or the Distributor or the Distributor's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BGFA voted proxies relating to the Fund's portfolio securities during the 12-month period ended June 30 will be available
(i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at www.iShares.com and (ii) on the SEC's website at www.sec.gov.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Fund's portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund's respective shareholders, (ii) does not put the interests of BGFA, the Distributor or any affiliated person of BGFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities" referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation ("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors (known as "Authorized Participants") that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Fund offers and redeems its shares ("iShares Exemptive Orders") and other institutional market participants and entities that provide information services.

Each business day, the Fund's portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund's anticipated holdings on the following business day.

Daily access to information concerning the Fund's portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants, and (ii) to other personnel of the Investment Adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Fund, and the terms of the Fund's current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Underlying Index

A description of the MSCI indexes generally and the Underlying Index is provided below.

MSCI Indexes Generally

The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the indexes in 1986. In November 1998, Morgan Stanley transferred all rights to the MSCI indexes to MSCI Inc. ("MSCI"), a Delaware corporation of which Morgan Stanley is the majority owner and The Capital Group of Companies, Inc. is the minority shareholder. The MSCI single country standard equity indexes have covered the world's developed markets since 1969 and in 1988 MSCI commenced coverage of emerging markets.

Local stock exchanges traditionally calculated their own indexes which were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology to all markets for all single country standard equity indexes, developed and emerging.

The MSCI Global Standard Indexes of the MSCI Global Investable Market Indexes (the "MSCI GIMI"), which include the MSCI Global Large Cap Indexes and MSCI Global Mid-Cap Indexes, are intended to cover all investable large and mid-cap securities and include approximately 85% of each market's free float-adjusted market capitalization. The MSCI Global Small Cap Index of the MSCI GIMI is intended to cover all companies with a market capitalization smaller than that of the companies in the MSCI Global Standard Indexes and include an additional 14% coverage of each market's free-float adjusted market capitalization. The Underlying Index for the iShares MSCI All Country Asia ex Japan Index Fund at its inception will be an index of the MSCI Global Small Cap Indexes.

MSCI Global Investable Market Indexes

Weighting. All single-country indexes of the MSCI GIMI are free-float weighted, i.e., companies are included in the indexes at the value of their free public float (free float multiplied by security price). MSCI defines "free float" as total shares excluding shares held by strategic investors and shares subject to foreign ownership restrictions. Indexes of MSCI's GIMI generally seek to include 99% of the free float-adjusted market capitalization of a single country's stock market.

Regional Weights. Market capitalization weighting, combined with a consistent target of 99% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country except in the developed markets of Europe, where all markets are aggregated into a single market for index construction purposes. Individual country indexes of the European developed markets are derived from the constituents of the MSCI GIMI Europe Index.

Selection Criteria. MSCI's index construction process involves: (i) defining the equity universe, (ii) determining the market investable equity universe for each market (iii) determining market capitalization size segments for each market and
(iv) applying index continuity rules for the standard index.

(i) Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI Global Index Series. Of these countries, 23 are classified as developed markets and 25 as emerging markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. Real estate investment trusts ("REITs") in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.

(ii) Determining the Equity Universe in Each Market. The equity universe in any market is derived by applying investability screens to individual companies and securities in the equity universe of that market. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.

(iii) Determining Market Capitalization Size Segments for Each Market. In each market MSCI creates an Investable Market Index, Standard Index, Large Cap Index, Mid Cap Index and Small Cap Index. In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:

1. Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index; and

2. Achieving consistent market coverage by ensuring that each market's size segment is represented in its proportional weight in the composite universe.

(iv) Index Continuity Rules for the Standard Index. In order to achieve index continuity as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developing market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float and (ii) limits on share ownership for foreigners.

Under MSCI's free float-adjustment methodology, a constituent's inclusion factor is equal to its estimated free float rounded up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15% that are included on an exceptional basis, the estimated free float is adjusted to the nearest 1%.

Price and Exchange Rates

Prices. The prices used to calculate all MSCI indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

Exchange Rates. MSCI currently uses the foreign exchange rates published by WM Reuters at 4:00 p.m., London time. MSCI uses WM Reuters rates for all developed and emerging markets. Exchange rates are taken daily at 4:00 p.m., London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4:00 p.m. WM Reuters provides closing bid and offer rates. MSCI uses these rates to calculate the mid-point to five decimal places.

MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM Reuters rate is believed not to be representative for a given currency on a particular day.

Changes to the Indexes. The MSCI indexes are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI indexes involves many aspects including: (i) additions to, and deletions from, the indexes; (ii) changes in number of shares and (iii) changes in inclusion factors as a result of updated free float estimates.

Index maintenance can be described by three broad categories of changes:

..    Annual full country index reviews, conducted on a fixed annual timetable, that systematically re-assess the various dimensions of the equity universe for all countries;

..    Quarterly index reviews, aimed at promptly reflecting other significant market events; and

..    Ongoing event-related changes, such as mergers and acquisitions, which generally are implemented in the indexes as they occur.

Potential changes in the status of countries (stand-alone, emerging and developed) are normally implemented in one or more phases at the regular annual full country index review and quarterly index review dates.

The annual full country index review for all the MSCI single country standard international equity indexes is carried out once every 12 months and implemented as of the close of the last business day of May. The implementation of changes resulting from a quarterly index review occurs only on three dates throughout the year: as of the close of the last business day of February, August and November. Any single country indexes may be impacted at the quarterly index review. MSCI index additions and deletions due to quarterly index rebalancing are generally announced at least two weeks in advance.

MSCI All Country Asia ex Japan Index

Number of Components: approximately 559

Index Description. As of July 1, 2008, the Underlying Index is a free float-adjusted market capitalization index designed to measure equity market performance of the following 11 developed and emerging market countries: China, Hong Kong, India, Indonesia, Malaysia, Pakistan, Philippines, Singapore, South Korea, Taiwan and Thailand.

Investment Limitations

The Board has adopted as a non-fundamental policy the investment objective of the Fund. Therefore, the Fund may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies the Fund's investment restrictions numbered one through six below. The restrictions for the Fund cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

The Fund will not:

1. Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund's investment objective and policies).

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities. BGFA monitors the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:

..    The frequency of trades and quotes for the security;

..    The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

..    Dealer undertakings to make a market in the security; and

..    The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities and Depositary Receipts based on securities in its Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The Trust, iShares, Inc., Master Investment Portfolio ("MIP") and Barclays Global Investors Funds ("BGIF"), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 165 portfolios within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and, as a result, oversees an additional 26 portfolios within the fund complex. The address of each Trustee and Officer, unless otherwise indicated, is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, CA 94105. The Board has designated George G.C. Parker as its Lead Independent Trustee.

Interested Trustees

                                     Principal Occupation(s)    Other Directorships Held by
Name (Age)            Position       During the Past 5 Years              Trustee
-----------------   ------------   --------------------------   ---------------------------
*Lee T. Kranefuss   Trustee and    Global Chief Executive       Director of iShares, Inc.
(46)                Chairman       Officer                      (since 2003); Trustee of
                    (since 2003)   iShares/Intermediary         BGIF and MIP (since 2001).
                                   Groups of BGI (since
                                   2008); Chief Executive
                                   Officer, iShares
                                   Intermediary Index and
                                   Market Group of BGI
                                   (2003-2008); Chief
                                   Executive Officer of the
                                   Intermediary Investor and
                                   Exchange Traded Products
                                   Business of BGI
                                   (2003-2005); Director of
                                   BGFA (since 2005);
                                   Director,

Interested Trustees

                                     Principal Occupation(s)    Other Directorships Held by
Name (Age)            Position       During the Past 5 Years              Trustee
-----------------   ------------   --------------------------   ---------------------------
                                   President and Chief
                                   Executive Officer of
                                   Barclays Global Investors
                                   International, Inc. (since
                                   2005); Director and
                                   Chairman of Barclays
                                   Global Investors Services
                                   (since 2005); Chief
                                   Executive Officer of the
                                   Individual Investor
                                   Business of BGI
                                   (1999-2003).

*John E. Martinez   Trustee        Co-Chief Executive Officer   Director of iShares, Inc.
(47)                (since 2003)   of Global Index and          (since 2003); Chairman,
                                   Markets Group of BGI         Independent Review
                                   (2001-2003); Chairman of     Committee, Canadian
                                   Barclays Global Investors    iShares Funds (since
                                   Services (2000- 2003);       2007).
                                   Director, Barclays Global
                                   Investors UK Holdings,
                                   Inc. (2000-2003) );
                                   Director of Real Estate
                                   Equity Exchange (since
                                   2005).

----------
* Lee T. Kranefuss and John E. Martinez are deemed to be "interested persons" (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Fund's investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

Independent Trustees

                                                  Principal Occupation(s)     Other Directorships Held by
Name (Age)                  Position              During the Past 5 Years               Trustee
------------------   ------------------------   ---------------------------   ---------------------------
George G.C. Parker   Trustee (since 2000);      Dean Witter Distinguished     Director of iShares, Inc.
(69)                 Lead Independent Trustee   Professor of Finance,         (since 2002); Director of
                     (since 2006).              Emeritus, Stanford            Continental Airlines,
                                                University: Graduate          Inc. (since 1996);
                                                School of Business (since     Director of Community
                                                1994).                        First Financial Group
                                                                              (since 1995); Director of
                                                                              Tejon Ranch Company
                                                                              (since 1999); Director of
                                                                              Threshold Pharmaceuticals
                                                                              (since 2004); Director of
                                                                              NETGEAR, Inc. (since
                                                                              2007).

Cecilia H. Herbert   Trustee                    Chair of Investment           Director of iShares, Inc.
(59)                 (since 2005)               Committee, Archdiocese of     (since 2005).
                                                San Francisco (1994-2005);
                                                Director (since 1998) and
                                                President (since 2007) of
                                                the Board of Directors,
                                                Catholic Charities CYO;
                                                Trustee of Pacific Select
                                                Funds (2004-2005); Trustee
                                                of the Montgomery Funds
                                                (1992-2003); Trustee
                                                (since 2005) and Chair of
                                                Finance and Investment
                                                Committees (since 2006) of
                                                the Thacher School.

Independent Trustees

                                                  Principal Occupation(s)     Other Directorships Held by
Name (Age)                  Position              During the Past 5 Years              Trustee
------------------   ------------------------   ---------------------------   ---------------------------
Charles A. Hurty     Trustee                    Retired; Partner, KPMG LLP    Director of iShares, Inc.
(64)                 (since 2005)               (1968-2001).                  (since 2005); Director of
                                                                              GMAM Absolute Return
                                                                              Strategy Fund (1
                                                                              portfolio) (since 2002);
                                                                              Director of Citigroup
                                                                              Alternative Investments
                                                                              Multi-Adviser Hedge Fund
                                                                              Portfolios LLC (1
                                                                              portfolio) (since 2002);
                                                                              Director of CSFB
                                                                              Alternative Investments
                                                                              Fund (6 portfolios)
                                                                              (since 2005).

John E. Kerrigan     Trustee                    Chief Investment Officer,     Director of iShares, Inc.
(53)                 (since 2005)               Santa Clara University        (since 2005); Member of
                                                (since 2002); Managing        Advisory Council for
                                                Director, Merrill Lynch       Commonfund Distressed
                                                (1994-2002).                  Debt Partners II (since
                                                                              2004).

Robert H. Silver     Trustee                    President and Co-Founder of   Director of iShares, Inc.
(53)                 (since 2007)               The Bravitas Group, Inc.      (since 2007); Director
                                                (since 2006); Member,         and Member of the Audit
                                                Non-Investor Advisory Board   and Compensation
                                                of Russia Partners II, LP     Committee of EPAM
                                                (since 2006); President and   Systems, Inc. (since
                                                Chief Operating Officer       2006).
                                                (2003-2005) and Director
                                                (1999-2005) of UBS
                                                Financial Services, Inc.;
                                                President and Chief
                                                Executive Officer of UBS
                                                Services USA, LLC
                                                (1999-2005); Managing
                                                Director, UBS America, Inc.
                                                (2000-2005); Director and
                                                Chairman of the YMCA of
                                                Greater NYC (since 2001);
                                                Broadway Producer (since
                                                2006).

Darrell Duffie       Trustee                    Professor, Stanford           Director of iShares, Inc.
(54)                 (since June 2008)          University: Graduate          (since June 2008).
                                                School of Business (since
                                                1984).

Officers

                                                          Principal Occupation(s)
Name (Age)                     Position                   During the Past 5 Years
-----------------   ------------------------------   -----------------------------------
Michael A. Latham   President                        Head of Americas iShares (since
(42)                (since 2007)                     2007); Chief Operating Officer of
                                                     the Intermediary Investors and
                                                     Exchange Traded Products Business
                                                     of BGI (since 2003-2007); Director
                                                     and Chief

Officers

                                                          Principal Occupation(s)
Name (Age)                     Position                   During the Past 5 Years
-----------------   ------------------------------   -----------------------------------
                                                     Financial Officer of Barclays
                                                     Global Investors International,
                                                     Inc. (since 2005); Director of
                                                     Mutual Fund Delivery in the U.S.
                                                     Individual Investor Business of BGI
                                                     (2000-2003).

Geoffrey D.         Treasurer and Chief              Chief Operating Officer, U.S.
Flynn               Financial Officer                iShares, BGI (since 2008);
(51)                (since 2007)                     Director, Mutual Fund Operations of
                                                     BGI (since 2007); President, Van
                                                     Kampen Investors Services
                                                     (2003-2007); Managing Director,
                                                     Morgan Stanley (2002-2007);
                                                     President, Morgan Stanley Trust,
                                                     FSB (2002-2007).

Eilleen M.          Secretary                        Head of Legal Administration of
Clavere             (since 2007)                     Intermediary Investors Business of
(56)                                                 BGI (since 2006); Legal Counsel and
                                                     Vice President of Atlas Funds,
                                                     Atlas Advisers, Inc. and Atlas
                                                     Securities, Inc. (2005-2006);
                                                     Counsel of Kirkpatrick & Lockhart
                                                     LLP (2001-2005).

Ira P.              Vice President and Chief Legal   Associate General Counsel (since
Shapiro             Officer                          2004) of BGI; First Vice President
(45)                (since 2007)                     of Merrill Lynch Investment
                                                     Managers (1993-2004).

Amy                 Executive Vice President         Head of U.S. Indexing, BGI (since
Schioldager         (since 2007)                     2006) of BGI; Head of Domestic
(45)                                                 Equity Portfolio Management, BGI
                                                     (2001-2006).

H. Michael          Executive Vice President         Vice Chairman - Capital Markets,
Williams            (since 2007)                     BGI (since 2008); Head of Global
(47)                                                 Index and Markets Group of BGI
                                                     (2006- 2008); Global Head of
                                                     Securities Lending, BGI (2002-2006).

Patrick             Vice President                   Head of iShares Portfolio
O'Connor            (since 2007)                     Management, BGI (since 2006);
(40)                                                 Senior Portfolio Manager, BGI
                                                     (since 1999-2006).

Lee Sterne          Vice President                   Head of U.S. Fixed Income Index and
(42)                (since 2007)                     iShares, BGI (since 2007); Senior
                                                     Portfolio Manager, BGI (2004-2007);
                                                     Portfolio Manager, BGI (2001-2004).

Officers

                                                          Principal Occupation(s)
Name (Age)                     Position                   During the Past 5 Years
-----------------   ------------------------------   -----------------------------------
Matt Tucker         Vice President                   Head of U.S. Fixed Income
(35)                (since 2007)                     Investment Solutions, BGI (since
                                                     2005); Fixed Income Investment
                                                     Strategist, BGI (2003-2005); Fixed
                                                     Income Portfolio Manager, BGI
                                                     (1997-2003).

Committees of the Board of Trustees. Each Independent Trustee serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the calendar year ended December 31, 2007.

The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Trustees. The Nominating and Governance Committee met four times during the calendar year ended December 31, 2007.

The following table sets forth, as of December 31, 2007, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a Fund is not listed below, the Trustee did not own any securities in that Fund as of the date indicated above:

                                                                              Aggregate Dollar
                                                                                  Range of
                                                                                   Equity
                                                                             Securities in all
                                                                             Registered Investment
                                    Name                  Dollar Range of    Companies Overseen by
Name                              of Index               Equity Securities   Trustee in Family of
of Trustee                          Fund                    in the Fund      Investment Companies
------------------   ---------------------------------   -----------------   ---------------------
Lee T. Kranefuss     iShares Lehman 1-3 Year Treasury     $50,001-$100,000       Over $100,000
                     Bond Fund                               Over $100,000
                     iShares Russell 3000 Index Fund

John E. Martinez     iShares MSCI EAFE Index Fund            Over $100,000       Over $100,000
                     iShares Russell 1000 Index Fund         Over $100,000
                     iShares Russell 1000 Value Index        Over $100,000
                     Fund
                     iShares Russell 2000 Index Fund         Over $100,000
                     iShares S&P 500 Index Fund              Over $100,000

George G.C. Parker   iShares Russell 2000 Index Fund      $50,001-$100,000        Over $100,000
                     iShares Russell 2000 Value Index     $50,001-$100,000
                     Fund

                                                                               Aggregate Dollar
                                                                                Range of Equity
                                                                             Securities in all
                                                                             Registered Investment
                                    Name                  Dollar Range of    Companies Overseen by
Name                              of Index               Equity Securities   Trustee in Family of
of Trustee                          Fund                     in the Fund     Investment Companies
------------------   ---------------------------------   -----------------   ---------------------
                     iShares S&P 100 Index Fund              Over $100,000
                     iShares S&P 500 Value Index Fund        Over $100,000
                     iShares S&P MidCap 400 Index Fund     $10,001-$50,000
                     iShares S&P MidCap 400 Value            Over $100,000
                     Index Fund
                     iShares S&P Small Cap 600 Index       $10,001-$50,000
                     Fund
                     iShares Russell 1000 Value Index        Over $100,000
                     Fund
                     iShares Dow Jones Select Dividend       Over $100,000
                     Index Fund
                     iShares S&P 500 Index Fund              Over $100,000
                     iShares MSCI Mexico Index Fund          Over $100,000
                     iShares MSCI EAFE Index Fund            Over $100,000

Cecilia H. Herbert   iShares FTSE/Xinhua China 25            Over $100,000       Over $100,000
                     Index Fund
                     iShares MSCI Emerging Markets         $10,001-$50,000
                     Index Fund
                     iShares MSCI Hong Kong Index Fund     $10,001-$50,000
                     iShares MSCI Japan Index Fund         $10,001-$50,000
                     iShares Dow Jones U.S. Consumer       $10,001-$50,000
                     Goods Sector Index Fund
                     iShares Russell 1000 Index Fund       $10,001-$50,000
                     iShares S&P Global                    $10,001-$50,000
                     Telecommunications Sector Index
                     Fund
                     iShares Dow Jones U.S. Technology          $1-$10,000
                     Sector Index Fund
                     iShares S&P 500 Index Fund              Over $100,000

Charles A. Hurty     iShares S&P 500 Index Fund            $10,001-$50,000       Over $100,000
                     iShares FTSE/Xinhua China 25          $10,001-$50,000
                     Index Fund
                     iShares Dow Jones Financial           $10,001-$50,000
                     Sector Index Fund
                     iShares Dow Jones U.S. Energy         $10,001-$50,000
                     Sector Index Fund
                     iShares Dow Jones U.S. Technology     $10,001-$50,000
                     Sector Index Fund
                     iShares MSCI EAFE Index Fund          $10,001-$50,000
                     iShares MSCI Japan Index Fund         $10,001-$50,000
                     iShares Dow Jones Select Dividend     $10,001-$50,000
                     Index Fund

John E. Kerrigan     iShares MSCI Japan Index Fund           Over $100,000       Over $100,000
                     iShares MSCI Pacific ex-Japan           Over $100,000
                     Index Fund
                     iShares MSCI EAFE Index Fund            Over $100,000

                                                                               Aggregate Dollar
                                                                                Range of Equity
                                                                             Securities in all
                                                                             Registered Investment
                                    Name                  Dollar Range of    Companies Overseen by
Name                              of Index               Equity Securities   Trustee in Family of
of Trustee                          Fund                     in the Fund     Investment Companies
------------------   ---------------------------------   -----------------   ---------------------
Robert H. Silver     iShares Dow Jones U.S.                  Over $100,000       Over $100,000
                     Broker-Dealers Index Fund
                     iShares MSCI EAFE Index Fund            Over $100,000
                     iShares S&P 500 Index Fund              Over $100,000
                     iShares Russell 2000 Index Fund         Over $100,000

Darrell Duffie       N/A                                          $0                  $0

As of December 31, 2007, none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust ("Independent Trustees") or their immediate family members owned beneficially or of record any securities of BGFA (the Fund's investment adviser), the Distributor or any person controlling, controlled by or under common control with BGFA or the Distributor.

Remuneration of Trustees. The Trust pays each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $90,000 for meetings of the Board attended by the Trustee; also the Trust pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. During the period January 1, 2007 through December 31, 2007, the Trust paid each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $75,000 for meetings of the Board attended by the Trustee; also the Trust paid Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2007:

                                                                                              Total
                                                        Pension or                        Compensation
                                      Aggregate       Retirement         Estimated         From the
                                    Compensation   Benefits Accrued       Annual             Fund
                                      from the     As Part of Trust   Benefits Upon        and Fund
Name of Interested Trustee              Trust       Expenses /1/      Retirement /1/      Complex /2/
---------------------------------   ------------   ----------------   ----------------   -------------
Lee T. Kranefuss/3/..............     $     0       Not Applicable    Not Applicable        $      0

John E. Martinez/3/..............     $75,000       Not Applicable    Not Applicable        $150,000

/1/ No Trustee or officer is entitled to any pension or retirement benefits from the Trust.

/2/ Includes compensation for service on the Board of Directors of iShares, Inc.

/3/ Lee T. Kranefuss was not compensated by the Trust due to his employment with BGI during the time period reflected in the table.

The table below sets forth the compensation paid to each Independent Trustee for the calendar year ended December 31, 2007:

                                                                                               Total
                                                        Pension or                         Compensation
                                        Aggregate       Retirement        Estimated          From the
                                      Compensation   Benefits Accrued       Annual             Fund
                                        from the     As Part of Trust   Benefits Upon        and Fund
Name of Independent Trustee /1/           Trust       Expenses /2/      Retirement /2/     Complex /3/
----------------------------------    ------------   ----------------   ----------------   ------------
George G. C. Parker................    $100,000      Not Applicable      Not Applicable      $200,000

John E. Kerrigan...................    $ 75,000      Not Applicable      Not Applicable      $150,000

Charles A. Hurty...................    $ 95,000      Not Applicable      Not Applicable      $190,000

Cecilia H. Herbert.................    $ 75,000      Not Applicable      Not Applicable      $150,000

Robert H. Silver*..................    $ 56,250      Not Applicable      Not Applicable      $112,500

----------
*    Appointed to serve as Independent  Trustee of the Trust  effective March 9,
     2007.

/1/ Compensation is not shown for Darrell Duffie because he was appointed to serve as Independent Trustee of the Trust effective June 18, 2008

/2/ No Trustee or officer is entitled to any pension or retirement benefits from the Trust.

/3/ Includes compensation for service on the Board of Directors of iShares, Inc.

The Trustees and officers of the Trust do not own any outstanding shares of the Fund as of the date of this SAI.

Control Persons and Principal Holders of Securities. Ownership information is not provided for the Fund as it had not commenced operations as of the date of this SAI.

Investment Advisory, Administrative and Distribution Services

Investment Adviser. BGFA serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Trust (entered into on behalf of the Fund) and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

For its investment advisory services to the Fund, BGFA is paid a management fee based on the Fund's allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds issued by iShares, Inc. (iShares MSCI BRIC Index Fund and iShares MSCI Emerging Markets Index Fund), which are offered in separate prospectuses as follows: 0.75% per year of the aggregate net assets less than or equal to $14.0 billion, plus 0.68% per year of aggregate net assets between $14.0 billion and $28.0 billion, plus 0.61% per year of aggregate net assets in excess of $28.0 billion.

Pursuant to the Investment Advisory Agreement, BGFA is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense and taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses.

The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Fund is terminable without penalty on 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act). The Investment Advisory Agreement is also terminable upon 60 days' notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the shares of the Fund but (ii) do not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed BGFA or its affiliates would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA or its affiliates might offer to provide additional services.

BGFA and/or BGI may pay certain broker-dealers and intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. BGFA and/or BGI may also pay broker-dealers or intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange traded products in general. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by BGFA and/or BGI from their own resources and not from the assets of the Fund.

Portfolio Managers. The individuals named as Portfolio Managers in the Fund's Prospectus were also primarily responsible for the day-to-day management of other iShares funds and certain other portfolios and/or accounts as indicated in the table below as of April 30, 2008:

Diane Hsiung

Types of Accounts                                     Number     Total Assets
---------------------------------------------------   ------   ----------------
Registered Investment Companies....................    141     $282,298,000,000

Other Pooled Investment Vehicles...................    N/A     N/A

Other Accounts.....................................     5      $410,000,000

Accounts with Incentive-Based Fee Arrangements.....    N/A     N/A

Greg Savage

Types of Accounts                                     Number     Total Assets
---------------------------------------------------   ------   ----------------

Registered Investment Companies....................     141    $282,298,000,000

Other Pooled Investment Vehicles...................     N/A    N/A

Other Accounts.....................................      6     $410,000,000

Accounts with Incentive-Based Fee Arrangements.....     N/A    N/A

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the iShares funds, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts of which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset- based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. Incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest that may result in the Portfolio Manager's favoring those portfolios or accounts with incentive-based fee arrangements.

The table below shows, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts, as of April 30, 2008:

Diane Hsiung

                                        Number of
                                   Other Accounts with
                                    Performance Fees     Aggregate of
                                         Managed         Total Assets
                                   ------------------    ------------
Registered Investment Companies            N/A                N/A
Other Pooled Investment Vehicles           N/A                N/A
Other Accounts                             N/A                N/A

Greg Savage

                                        Number of
                                   Other Accounts with
                                    Performance Fees     Aggregate of
                                         Managed         Total Assets
                                   ------------------    ------------
Registered Investment Companies            N/A                N/A
Other Pooled Investment Vehicles           N/A                N/A
Other Accounts                             N/A                N/A

As of April 30, 2008, with respect to all iShares funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers receive a salary and are eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including but not limited to the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager's business unit and an assessment of the Portfolio Manager's individual performance. Each Portfolio Manager's salary and annual bonus are paid in cash. BGFA also operates a mandatory bonus deferral plan for employees whose bonuses exceed certain thresholds which generally becomes payable three years after grant. One half of the mandatory deferral award is "notionally invested" in funds managed by BGI, and the other half is provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus, the value of the final award may be increased or decreased over the three-year period. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees (within the meaning of ERISA section 401(a))" as so specified under the terms of BGI's Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that plan.

If a Portfolio Manager is part of a select group of management or highly compensated employees and is designated by the plan administrators (in their discretion) to be eligible for participation in BGI's Voluntary Levered Alpha Participation Plan ("VLAPP"), the Portfolio Manager may elect to defer a portion of his or her bonus under VLAPP. Under this plan, the Portfolio Manager would receive an award corresponding to the deferred bonus portion if he or she voluntarily elects in advance to defer. VLAPP awards generally vest after three years. The award will be "notionally invested" in a fund(s) managed by BGI over the three-year period, and the return on that notional investment will determine the final award amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by a factor of two (2) for the sole purpose of determining the return on the award's notional investment.

Starting in 2008, Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Levered Alpha Participation Plan ("LAPP"). Under LAPP, these awards are determined annually, and generally vest in three equal installments over three years. Each vested installment is paid out upon vesting. At the option of the plan administrators, the award may be "notionally invested" in a fund(s) managed by BGI. If notionally invested, the return on that notional investment during the relevant vesting period will determine the award payout amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by the factor specified by the plan administrators at the time of the award grant for the sole purpose of determining the return on the award's notional investment.

Prior to December 31, 2007, Portfolio Managers were eligible for selection, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under the CEP, these awards were determined annually, and were generally scheduled to vest after two years. At the option of the CEP administrators, the award was "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award was not notionally invested, the original award amount was paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of April 30, 2008, Diane Hsiung and Greg Savage did not beneficially own any shares of the Fund.

Distributor. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under Securities Exchange Act of 1934, as amended (the "1934 Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC Participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

Codes of Ethics. The Trust, BGFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent for the Fund. State Street's principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to an Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as transfer agent for the Fund's authorized and issued shares of beneficial interest and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee.

Index Provider. The Fund is based upon a particular index compiled by MSCI. MSCI is not affiliated with the Fund or with BGI or BGI's affiliates. BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sublicensing rights in the Underlying Index to the Trust at no charge.

Brokerage Transactions

BGFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BGFA manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BGFA may deal, trade and invest for its own account in the types of securities in which the Fund may invest. BGFA may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover rates may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

Additional Information Concerning the Trust

Shares. The Trust currently consists of more than 130 separate investment portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund, or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund's shares, a holder of shares may be a "control person" of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 24, 2008, the Board of Trustees may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more Funds commencing operations after September 24, 2008 (each a "New Fund") to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions (collectively "merge") with, to or into another New Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a fund and beneficial owners of 10% of the shares of a fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC's rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or the Fund. The Trust or the Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Fund. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the American Stock Exchange and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name" and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays (as observed): New Year's

Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (i.e., Deposit Securities), which constitutes an optimized representation of the securities of the Fund's Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any difference between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit.

BGFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the (subject to amendments) Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business
Day). Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities changes pursuant to the changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Fund's Underlying Index.

The Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust also reserves the right to permit or require a "cash in lieu" amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be:
(i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units ("Participant Agreement")(discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All creation orders must be placed for one or more Creation Units and, whether through a Participating Party or a DTC Participant, must be received by the Distributor in proper form no later than the closing time of the regular trading session of the Listing Exchange ("Closing Time") (ordinarily 4:00 p.m., Eastern time) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and therefore, orders to create Creation Units of the Fund will have to be placed by the investor's broker through an Authorized Participant. In such cases there may be additional charges to such investor. A limited number of broker-dealers has executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities.

Investors placing orders for Creation Units of the Fund should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depository institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Closing Time. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

Placement of Creation Orders. State Street shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Units must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the Closing Time on any Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern Time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of cash or, if applicable, good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery and the Company will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a "T+3 basis" (i.e., three Business Days after trade date). However, as discussed in the Regular Holidays section of this SAI, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by the applicable Participant Agreement, Creation Units may be issued to such Authorized Participant notwithstanding the fact that corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which BGFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject any creation order for shares of the Fund transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares disseminated through the facilities of the NSCC for that date by BGFA, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners or (vii) circumstances outside the control of the Trust, State Street, the Distributor or BGFA would make it impossible or impracticable to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC, State Street, the sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of such order. The Trust, State Street, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. A purchase transaction fee is imposed for the transfer and other transaction costs of the Fund associated with the issuance of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. When the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment up to a maximum additional charge as indicated in chart below. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth standard and maximum creation transaction fees:

                                    Standard       Maximum
                                    Creation     Additional
                                   Transaction    Variable
                                       Fee         Charge*
                                   -----------   ----------
iShares MSCI All Country Asia
   ex Japan Index Fund** .......     $4,500         3.0%

----------
*    As a percentage of the amount invested.
**   Cash and in-kind purchases are permitted.

Redemption of Shares in Creation Units. Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through State Street and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit by an investor who wishes to redeem a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

BGFA and the Distributor make available through the NSCC, immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (such difference, the "Cash Redemption Amount"), less the redemption transaction fee set forth below. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemptions of shares will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities, may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming Beneficial Owner that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act. An Authorized Participant may request a redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund's NAV is not reasonably practicable or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. Where the Trust permits in-kind redemptions, the redeeming investor will be assessed an additional variable charge on the cash-in-lieu portion of its redemption proceeds, up to a maximum additional variable charge as indicated in the chart below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the standard and maximum redemption transaction fees for the Fund:

                                     Standard      Maximum
                                    Redemption    Additional
                                   Transaction    Variable
                                       Fee         Charge*
                                   -----------   ----------
iShares MSCI All Country Asia
   ex Japan Index Fund** .......     $4,500         2.0%

----------
*    As a percentage of the amount invested.
**   Cash and in-kind purchases are permitted.

Placement of Redemption Orders. Orders to redeem Creation Units must be delivered through an Authorized Participant. An order in good form to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (i) a request in satisfactory form to the Trust is received by State Street not later than Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 10:00 a.m.; Eastern time, on the next Business Day following the Transmittal Date and
(iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business Days after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of local holidays in the foreign countries relevant to the Fund.

In order to take delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant's agreement with the Distributor, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund's Transfer Agent, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which BGFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m. Eastern time, on the contractual settlement date and shall be held by State Street and marked to market daily, and the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant and income, if any, will be paid to the Authorized Participant. The Participant Agreement permits the Trust, on behalf of the Fund, to acquire the Deposit Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received in good form by the Trust. Therefore, if a redemption order in proper form is submitted to State Street by a DTC Participant not later than Closing Time on the Transmittal Date and the requisite number of shares of the Fund are delivered to State Street prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. If, however, a redemption order is submitted to State Street by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (i.e., the Business Day on which the shares of the Fund are delivered though the DTC to State Street by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may, in its discretion, redeem such shares in cash and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Because the portfolio securities of the Fund may trade on days when the Listing Exchange for the Fund is closed or on days that are otherwise not Business Days for the Fund, investors may not be able to redeem their shares of the Fund or purchase and sell shares of the Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in relevant foreign markets.

Regular Holidays. The Fund generally intends to effect deliveries of Creation Units and Portfolio Securities. The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar years 2008 and 2009 in which the regular holidays affecting the relevant securities markets of the below listed countries are expected to be as follows (please note that the holiday schedules are subject to potential changes in the relevant securities markets):

2008
China

Jan. 1       May 1-2    Sept. 1    Nov. 11
Jan. 21      May 5-7    Oct. 1-3   Nov. 27
Feb. 4-8     May 26     Oct. 6-7   Dec. 25
Feb. 11-13   July 4     Oct. 13

Hong Kong

Jan. 1       March 24   July 1     Dec. 25
Feb. 6       April 4    Sept. 15   Dec. 26
Feb. 7       May 1      Oct. 1     Dec. 31
Feb. 8       May 12     Oct. 7
March 21     June 9     Dec. 24

India

Jan. 19      April 14   Aug. 19    Oct. 30
Jan. 26      April 18   Aug. 22    Nov. 12
March 6      May 1      Sept. 3    Nov. 13
March 21     May 20     Sept. 30   Dec. 9
March 22     June 30    Oct. 2     Dec. 25
April 1      July 1     Oct. 9
April 7      Aug. 15    Oct. 28

Indonesia

Jan. 1       April 7    Sept. 29   Dec. 25
Jan. 10      May 1      Oct. 1     Dec. 26
Jan. 11      May 20     Oct. 2     Dec. 29
Feb. 7       July 28    Oct. 3     Dec. 31
March 20     July 30    Dec. 8
March 21     Aug. 18    Dec. 24

Malaysia

Jan. 1       March 20   Sept. 1    Dec. 8
Jan. 10      May 1      Oct. 1     Dec. 25
Feb. 1       May 19     Oct. 2     Dec. 29
Feb. 6       May 20     Oct. 3
Feb. 7       May 30     Oct. 27
Feb. 8       June 7     Oct. 28

Pakistan

Jan. 1       May 1      Sept. 26   Dec. 8
Jan. 19      July 1     Oct. 1     Dec. 9
Feb. 5       Aug. 14    Oct. 2     Dec. 10
March 21     Sept. 2    Oct. 3     Dec. 11
                                   Dec. 25

Philippines

Jan. 1       June 12    Dec. 25
Feb. 25      Aug. 21    Dec. 30
March 20     Oct. 1     Dec. 31
March 21     Dec. 24

Singapore

Jan. 1       May 1      Oct. 1     Dec. 17
Feb. 7       May 19     Oct. 27    Dec. 25
Feb. 8       May 20     Oct. 28
March 21     Aug. 9     Dec. 8

South Korea

Jan. 1       April 10   July 17    Dec. 31
Feb. 6       May 1      Aug. 15
Feb. 7       May 5      Sept. 5
Feb. 8       May 12     Oct. 3
April 9      June 6     Dec. 25

Taiwan

Jan. 1       Feb. 7     April 4
Feb. 4       Feb. 8     May 1
Feb. 5       Feb. 11    June 9
Feb. 6       Feb. 28    Oct. 10

Thailand

Jan. 1       April 15   July 1     Dec. 5
Feb. 20      May 1      July 18    Dec. 10

April 7      May 5      Aug. 12
April 14     May 20     Oct. 23

2009
China

Jan. 1       Feb. 3     Sept. 7    Nov. 26
Jan. 19      Feb. 16    Oct. 1-7   Dec. 25
Jan. 26-30   May 1-7    Oct. 12
Feb. 2       May 25     Nov. 11

Hong Kong

Jan. 1       April 13   Oct. 26
Jan. 26      May 1      Dec. 24
Jan. 27      May 28     Dec. 25
Jan. 28      July 1     Dec. 31
April 10     Oct. 1

India

Jan. 8       April 3    July 1     Oct. 2
Jan. 26      April 7    Aug. 15    Oct. 17
Feb. 23      April 10   Aug. 19    Oct. 19
March 10     April 14   Aug. 22    Nov. 2
March 11     May 1      Sept. 21   Nov. 28
March 27     May 9      Sept. 28   Dec. 25
April 1      June 30    Sept. 30   Dec. 28

Indonesia

Jan. 1       July 20    Sept. 25
Jan. 26      Aug. 17    Nov. 27
March 26     Sept. 21   Dec. 18
March 27     Sept. 22   Dec. 24
April 10     Sept. 23   Dec. 25
May 21       Sept. 24   Dec. 31

Malaysia

Jan. 1       May 1      Sept. 21   Dec. 25
Jan. 26      May 9      Sept. 22
Jan. 27      June 1     Oct. 17
Feb. 2       June 6     Nov. 27
March 9      Aug. 31    Dec. 18

Pakistan

Jan. 1       March 23   Sept. 21   Nov. 28
Jan. 7       May 1      Sept. 22   Nov. 30
Jan. 8       July 1     Sept. 23   Dec. 25
Feb. 5       Aug. 14    Nov. 9     Dec. 28
March 10     Sept. 18   Nov. 27

Philippines

Jan. 1       May 1      Nov. 2     Dec. 30
Feb. 25      June 12    Nov. 30    Dec. 31
April 9      Aug. 21    Dec. 24
April 10     Sept. 21   Dec. 25

Singapore

Jan. 1       May 1      Oct. 17
Jan. 26      May 9      Nov. 27
Jan. 27      Aug. 10    Dec. 25
April 10     Sept. 21

South Korea

Jan. 1       July 17
Jan. 26      Oct. 2
Jan. 27      Dec. 25
May 1        Dec. 31
May 5

Taiwan

Jan. 1       Jan. 27    May 28
Jan. 22      Jan. 28
Jan. 23      Jan. 29
Jan. 26      May 1

Thailand

Jan. 1       April 13   May 5      Aug. 12
Jan. 2       April 14   May 11     Oct. 23
Feb. 9       April 15   July 1     Dec. 7
April 6      May 1      July 8     Dec. 10
                                   Dec. 31

Redemption. The longest redemption cycle for the Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Fund. In the calendar years 2008 and 2009, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for the Fund is as follows:

              Redemption Request                                Settlement
Country              Date          Redemption Settlement Date     Period
-----------   ------------------   --------------------------   ----------
China
                  Feb. 4, 2008             Feb. 14, 2008            10
                  Feb. 5, 2008             Feb. 15, 2008            10
                  Feb. 6, 2008             Feb. 18, 2008            12
                April 28, 2008               May 8, 2008            10
                April 29, 2008               May 9, 2008            10
                April 30, 2008              May 12, 2008            12
                Sept. 26, 2008           October 8, 2008            12
                Sept. 29, 2008           October 9, 2008            10
                Sept. 30, 2008          October 10, 2008            10

Indonesia
                Sept. 26, 2008           October 6, 2008            10
                Sept. 29, 2008           October 7, 2008             8
                Sept. 30, 2008           October 8, 2008             8

Philippines
                March 24, 2008              Jan. 2, 2009             9

              Redemption Request                                Settlement
Country              Date          Redemption Settlement Date     Period
-----------   ------------------   --------------------------   ----------
China
             January, 21, 2009              Feb. 4, 2009            14
              January 22, 2009              Feb. 5, 2009            14
              January 23, 2009              Feb. 6, 2009            14
                April 28, 2009              May 8, 2009             10
                April 29, 2009              May 11, 2009            10
                April 30, 2009              May 12, 2009            12
                Sept. 28, 2009           October 8, 2009            12
                Sept. 29, 2009           October 9, 2009            10
                Sept. 30, 2009          October 13, 2009            13

Indonesia
                Sept. 16, 2009            Sept. 24, 2009            12
                Sept. 17, 2009            Sept. 25, 2009            12
                Sept. 18, 2009            Sept. 28, 2009            12

Pakistan
                Sept. 17, 2009            Sept. 25, 2009             8
                Sept. 18, 2009            Sept. 26, 2009             8

Philippines
                 Dec. 23, 2009              Jan. 4, 2010            12
                 Dec. 28, 2009               Jan 5, 2010             8
                 Dec. 29, 2009              Jan. 6, 2010             8

Thailand
                 April 8, 2009            April 16, 2009             8
                 April 9, 2009            April 17, 2009             8
                April 10, 2009            April 20, 2009            10

Taxes

Regulated Investment Company Qualifications. The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the company's taxable year, (a) at least 50% of the market value of the Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other
RICs) or the securities of one or more qualified publicly-traded partnerships.

Although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. The Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the 12 months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Taxation of U.S. Shareholders. Dividends and other distributions by the Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period; or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly-acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Back-Up Withholding. In certain cases, the Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

Sections 351 and 362. The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the

Fund and if, pursuant to Sections 351 and 362 of the IRC, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund's basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. The Fund's transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the IRC (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Qualified Dividend Income. Distributions by the Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations (but generally not U.S. REITs) and certain foreign corporations (e.g., foreign corporations which are not "passive foreign investment companies" and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries:
Australia, Austria, Bangladesh, Barbados, Belgium, Canada, China, Cyprus, Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Philippines, Poland, Portugal, Romania, Russian Federation, Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, United Kingdom and Venezuela. A dividend from the Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or
(iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the IRC. Dividends received by the Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains.

Corporate Dividends Received Deduction. The Fund does not expect dividends paid to its corporate shareholders to be eligible, in the hands of such shareholders, for the corporate dividends received deduction.

Excess Inclusion Income. Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the IRC are Fund shareholders.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If, as expected, more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporation the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

A distribution from the Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations. Restrictions apply regarding wash sales and substitute payment transactions.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

Reporting. If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Financial Statements

Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.

Miscellaneous Information

Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.

Shareholder Communications to the Board. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to: iShares Board of Trustees, c/o Barclays Global Investors, N.A. Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns share; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

BGI-SAI-18-1008

ISHARES(Reg. TM) TRUST

Statement of Additional Information

Dated August 1, 2008 (as revised October 30, 2008)

This combined Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectuses (the "Prospectuses") for the following funds of iShares Trust (the "Trust"), as such Prospectuses may be revised or supplemented from time to time:

iShares Nasdaq Biotechnology Index Fund
iShares Russell 1000 Growth Index Fund

iShares Russell 1000 Index Fund
iShares Russell 1000 Value Index Fund
iShares Russell 2000 Growth Index Fund
iShares Russell 2000 Index Fund
iShares Russell 2000 Value Index Fund
iShares Russell 3000 Growth Index Fund
iShares Russell 3000 Index Fund
iShares Russell 3000 Value Index Fund
iShares Russell Microcap Index Fund
iShares Russell Midcap Growth Index Fund iShares Russell Midcap Index Fund iShares Russell Midcap Value Index Fund iShares S&P 100 Index Fund iShares S&P 500 Growth Index Fund iShares S&P 500 Index Fund iShares S&P 500 Value Index Fund iShares S&P 1500 Index Fund

iShares S&P Asia 50 Index Fund

iShares S&P Europe 350 Index Fund
iShares S&P Global 100 Index Fund

iShares S&P Global Consumer Discretionary Sector Index Fund iShares S&P Global Consumer Staples Sector Index Fund iShares S&P Global Energy Sector Index Fund iShares S&P Global Financials Sector Index Fund iShares S&P Global Healthcare Sector Index Fund iShares S&P Global Industrials Sector Index Fund

iShares S&P Global Infrastructure Index Fund

iShares S&P Global Materials Sector Index Fund iShares S&P Global Technology Sector Index Fund iShares S&P Global Telecommunications Sector Index Fund iShares S&P Global Utilities Sector Index Fund iShares S&P Latin America 40 Index Fund iShares S&P MidCap 400 Growth Index Fund iShares S&P MidCap 400 Index Fund iShares S&P MidCap 400 Value Index Fund iShares S&P SmallCap 600 Growth Index Fund iShares S&P SmallCap 600 Index Fund iShares S&P SmallCap 600 Value Index Fund iShares S&P/TOPIX 150 Index Fund iShares S&P U.S. Preferred Stock Index Fund

iShares S&P Developed ex-U.S. Property Index Fund

The Prospectuses for the various iShares Funds included in this SAI are dated August 1, 2008. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the Annual Reports of the Trust for the above listed Funds are incorporated by reference into and are deemed to be part of this SAI. A copy of each Prospectus and Annual Report may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. (the "Distributor") at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting WWW.ISHARES.COM.


iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                               TABLE OF CONTENTS


                                           PAGE
                                          -----
General Description of the Trust and         1
  its Funds
Exchange Listing and Trading                 2
Investment Strategies and Risks              3
   Diversification Status                    3
   Lending Portfolio Securities              4
   Repurchase Agreements                     5
   Reverse Repurchase Agreements             5
   Currency Transactions                     5
   Securities of Investment Companies        5
   Foreign Securities                        6
   Illiquid Securities                       6
   Short-Term Instruments and                6
  Temporary Investments
   Futures and Options                       6
   Options on Futures Contracts              7
   Swap Agreements                           7
   Tracking Stocks                           8
   Future Developments                       8
General Considerations and Risks             8
   Risks of Derivatives                      8
   Risks of Equity Securities                8
   Risks of Futures and Options              9
  Transactions
   Risks of Swap Agreements                  9
   Risks of Investing in Non-U.S.           10
  Equity Securities
   Dividend Risk                            10
Proxy Voting Policy                         10
Portfolio Holdings Information              11
Construction and Maintenance of the         13
  Underlying Indexes
NASDAQ Biotechnology Index                  13
The Russell Indexes Generally               14
   Russell 3000(Reg. TM) Index              15
   Russell 3000(Reg. TM) Growth Index       15
   Russell 3000(Reg. TM) Value Index        15
   Russell 2000(Reg. TM) Index              15
   Russell 2000(Reg. TM) Growth Index       15
   Russell 2000(Reg. TM) Value Index        15
   Russell 1000(Reg. TM) Index              15

                                           PAGE
                                          -----
   Russell 1000(Reg. TM) Growth Index       16
   Russell 1000(Reg. TM) Value Index        16
   Russell Microcap(Reg. TM) Index          16
   Russell Midcap(Reg. TM) Index            16
   Russell Midcap(Reg. TM) Growth           16
  Index
   Russell Midcap(Reg. TM) Value            16
  Index
The S&P Indexes Generally                   16
   S&P 100 Index                            18
   S&P 500 Index                            18
   S&P 500/Citigroup Growth Index           18
   S&P 500/Citigroup Value Index            18
   S&P MidCap 400 Index                     18
   S&P MidCap 400/Citigroup Growth          19
  Index
   S&P MidCap 400/Citigroup Value           19
  Index
   S&P SmallCap 600 Index                   19
   S&P SmallCap 600/Citigroup Growth        19
  Index
   S&P SmallCap 600/Citigroup Value         19
  Index
   S&P Composite 1500 Index                 19
   S&P Global 100 Index                     20
   S&P Global Consumer Discretionary        20
  Sector Index
   S&P Global Consumer Staples              20
  Sector Index
   S&P Global Energy Sector Index           20
   S&P Global Financials Sector Index       20
   S&P Global Healthcare Sector Index       21
   S&P Global Industrials Sector            21
  Index
   S&P Global Infrastructure Index          21
   S&P Global Information Technology        21
  Sector Index
   S&P Global Materials Sector Index        21
   S&P Global Telecommunications            22
  Sector Index
   S&P Global Utilities Sector Index        22
   S&P Asia 50 Index                        22
   S&P Europe 350 Index                     22
   S&P Latin America 40 Index               22
   S&P/TOPIX 150 Index                      22
   S&P U.S. Preferred Stock Index           22
   S&P Developed ex US Property Index       23
  Property Index
Investment Limitations                      23

                                           PAGE
                                          -----
Continuous Offering                         26
Management                                  26
   Trustees and Officers                    26
   Committees of the Board of               31
  Trustees
   Remuneration of Trustees                 33
   Control Persons and Principal            34
  Holders of Securities
Investment Advisory, Administrative         50
  and Distribution Services
   Investment Adviser                       50
   Portfolio Managers                       52
   Codes of Ethics                          56
   Administrator, Custodian and             56
  Transfer Agent
   Distributor                              58
   Index Providers                          59
Brokerage Transactions                      60
Additional Information Concerning           65
  the Trust
   Shares                                   65
   Termination of the Trust or a Fund       65
   DTC as Securities Depository for         65
  Shares of the Funds
Creation and Redemption of Creation         66
  Units
   General                                  66
   Fund Deposit                             66
   Procedures for Creation of               67
  Creation Units
   Placement of Creation Orders for         68
Domestic Funds Using the Clearing
  Process
   Placement of Creation Orders for         68
Domestic Funds Outside the Clearin  g
  Process
   Placement of Creation Orders for         69
  Foreign Funds
   Acceptance of Orders for Creation        70
  Units
   Creation Transaction Fee                 70
   Redemption of iShares Russell            71
2000 Index Fund During Certain
  Market Conditions
   Redemption of Shares in Creation         72
  Units
   Redemption Transaction Fee               72
   Placement of Redemption Orders           73
for Domestic Funds Using the
  Clearing Process
   Placement of Redemption Orders           74
for Domestic Funds Outside the
  Clearing Process
   Placement of Redemption Orders           74
  for Foreign Funds
   Regular Holidays                         75
   Redemptions                              80
Taxes                                       80
   Regulated Investment Company             80
  Qualifications

                                           PAGE
                                          -----
   Taxation of RICs                         81
   Excise Tax                               81
   Net Capital Loss Carryforwards           81
   Funds Holding Foreign Investments        83
   Taxation of U.S. Shareholders            84
   Sales of Shares                          85
   Back-Up Withholding                      85
   Sections 351 and 362                     85
   Taxation of Certain Derivatives          85
   Qualified Dividend Income                86
   Corporate Dividends Received             87
  Deduction
   Excess Inclusion Income                  87
   Foreign Investments                      87
   Passive Foreign Investment               87
  Companies
   Reporting                                87
   Other Taxes                              88
   Taxation of Non-U.S. Shareholders        88
Financial Statements                        89
Miscellaneous Information                   89
   Counsel                                  89
   Independent Registered Public            89
  Accounting Firm
   Shareholder Communications to the        89
  Board

General Description of the Trust and its Funds

The Trust currently consists of more than 125 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the "1933 Act"). This SAI relates to the following funds (each, a "Fund" and collectively, the "Funds"):

      o  iShares Nasdaq Biotechnology Index Fund

      o  iShares Russell 1000 Growth Index Fund

      o  iShares Russell 1000 Index Fund


      o  iShares Russell 1000 Value Index Fund

      o  iShares Russell 2000 Growth Index Fund

      o  iShares Russell 2000 Index Fund

      o  iShares Russell 2000 Value Index Fund

      o  iShares Russell 3000 Growth Index Fund

      o  iShares Russell 3000 Index Fund

      o  iShares Russell 3000 Value Index Fund

      o  iShares Russell Microcap Index Fund

      o  iShares Russell Midcap Growth Index Fund

      o  iShares Russell Midcap Index Fund

      o  iShares Russell Midcap Value Index Fund

      o  iShares S&P 100 Index Fund

      o  iShares S&P 500 Growth Index Fund

      o  iShares S&P 500 Index Fund

      o  iShares S&P 500 Value Index Fund

      o  iShares S&P 1500 Index Fund

      o  iShares S&P Europe 350 Index Fund

      o  iShares S&P Global 100 Index Fund

      o  iShares S&P Global Consumer Discretionary Sector Index Fund

      o  iShares S&P Global Consumer Staples Sector Index Fund

      o  iShares S&P Global Energy Sector Index Fund

      o  iShares S&P Global Financials Sector Index Fund

      o  iShares S&P Global Healthcare Sector Index Fund

      o  iShares S&P Global Industrials Sector Index Fund


      o  iShares S&P Global Infrastructure Index Fund


      o  iShares S&P Global Materials Sector Index Fund

      o  iShares S&P Global Technology Sector Index Fund

      o  iShares S&P Global Telecommunications Sector Index Fund

      o  iShares S&P Global Utilities Sector Index Fund


      o  iShares S&P Asia 50 Index Fund


      o  iShares S&P Latin America 40 Index Fund

      o  iShares S&P MidCap 400 Growth Index Fund

      o  iShares S&P MidCap 400 Index Fund

      o  iShares S&P MidCap 400 Value Index Fund

      o  iShares S&P SmallCap 600 Growth Index Fund

      o  iShares S&P SmallCap 600 Index Fund

      o  iShares S&P SmallCap 600 Value Index Fund

      o  iShares S&P/TOPIX 150 Index Fund

      o  iShares S&P U.S. Preferred Stock Index Fund

      o  iShares S&P Developed ex-U.S. Property Index Fund

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each, an "Underlying Index") representing publicly-traded equity securities of issuers in a particular broad market, market segment, market sector or group of industries. Each Fund is managed by Barclays Global Fund Advisors ("BGFA" or the "Investment Adviser"), a subsidiary of BGI.

Each Fund offers and issues shares at their net asset value per share ("NAV") only in aggregations of a specified number of shares ("Creation Unit"), generally in exchange for a basket of equity securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). For the iShares S&P Asia 50 Index Fund, Deposit Securities also include a cash portion. The shares described in the applicable Prospectus and this SAI are listed and traded on national securities exchanges such as the American Stock Exchange ("AMEX"), The NASDAQ Stock Market LLC ("Nasdag") or NYSE Arca, Inc. ("NYSE Arca") (each a "Listing Exchange"). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.

The Trust reserves the right to offer a "cash" option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 110% for domestic funds and 115% for foreign funds, which BGFA may change from time to time, of the market value of the omitted Deposit Securities. See the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Transaction fees for cash creations or redemptions, may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.


Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the SHAREHOLDER INFORMATION section of each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.

Shares of each Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of certain Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available, (iii) the "indicative optimized portfolio value" ("IOPV") of a Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real time update of the Fund's NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.


Investment Strategies and Risks

Each Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in each Fund's portfolio will ordinarily not result in the elimination of the security from a Fund's portfolio.

Each Fund engages in representative sampling, which is investing in a sample of securities selected by BGFA to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are in the relevant Underlying Index.


DIVERSIFICATION STATUS. The following table sets forth the diversification status of each Fund:


DIVERSIFIED FUNDS                         NON-DIVERSIFIED FUNDS
-------------------------------------     ------------------------------------------------------------
iShares Russell 1000 Index Fund           iShares Nasdaq Biotechnology Index Fund
iShares Russell 1000 Value Index Fund     iShares Russell 1000 Growth Index Fund
iShares Russell 2000 Growth Index         iShares S&P 100 Index Fund
  Fund
iShares Russell 2000 Index Fund           iShares S&P 500 Growth Index Fund
iShares Russell 2000 Value Index Fund     iShares S&P Global 100 Index Fund
iShares Russell 3000 Growth Index         iShares S&P Global Consumer Discretionary Sector Index Fund
  Fund
iShares Russell 3000 Index Fund           iShares S&P Global Consumer Staples Sector Index Fund
iShares Russell 3000 Value Index Fund     iShares S&P Global Energy Sector Index Fund
iShares Russell Microcap Index Fund       iShares S&P Global Financials Sector Index Fund
iShares Russell Midcap Growth Index       iShares S&P Global Healthcare Sector Index Fund
  Fund
iShares Russell Midcap Index Fund         iShares S&P Global Industrials Sector Index Fund
iShares Russell Midcap Value Index        iShares S&P Global Infrastructure Index Fund
  Fund
iShares S&P 500 Index Fund                iShares S&P Global Materials Sector Index Fund

DIVERSIFIED FUNDS                         NON-DIVERSIFIED FUNDS
-------------------------------------     --------------------------------------------------------
iShares S&P 500 Value Index Fund          iShares S&P Global Technology Sector Index Fund
iShares S&P 1500 Index Fund               iShares S&P Global Telecommunications Sector Index Fund
iShares S&P Europe 350 Index Fund         iShares S&P Global Utilities Sector Index Fund
iShares S&P MidCap 400 Growth Index       iShares S&P Latin America 40 Index Fund
  Fund
iShares S&P MidCap 400 Index Fund         iShares S&P/TOPIX 150 Index Fund
iShares S&P MidCap 400 Value Index        iShares S&P U.S. Preferred Stock Index Fund
  Fund
iShares S&P SmallCap 600 Growth           iShares S&P Developed ex-U.S. Property Index Fund
  Index Fund
iShares S&P SmallCap 600 Index Fund       iShares S&P Asia 50 Index Fund
iShares S&P SmallCap 600 Value Index
  Fund



With respect to 75% of its total assets, a "diversified" fund is limited by the 1940 Act such that it does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of the fund's total assets may be invested in any manner.

A "non-diversified" fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Index of such a Fund and, consequently, the Fund's investment portfolio. This may adversely affect the Fund's performance or subject the Fund's shares to greater price volatility than that experienced by more diversified investment companies.

Each Fund (whether diversified or non-diversified) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment Company ("RIC") for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "IRC") and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the IRC may limit the investment flexibility of certain Funds and may make it less likely that such Funds will meet their investment objectives.


LENDING PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.


Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the "Board" or the "Trustees"). To the extent that the Funds engage in securities lending, BGI acts as securities lending agent for the Funds subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked-to-market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Funds will engage in repurchase agreements only with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund's assets. The Fund's exposure to reverse repurchase agreements will be covered by assets having a value equal to or greater than such commitments. Each Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.


CURRENCY TRANSACTIONS. The Funds do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds' assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.


Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

SECURITIES OF INVESTMENT COMPANIES. Each Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Pursuant to the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

FOREIGN SECURITIES. Each Fund intends to purchase publicly-traded common stocks of foreign issuers. To the extent a Fund invests in stocks of foreign issuers, each Fund's investment in such stocks may be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a foreign issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may be issued by a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Funds will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BGFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general Depositary Receipts must be sponsored, however a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


ILLIQUID SECURITIES. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.


SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BGFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed-time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, "Prime-1" by Moody's Investors Service, Inc. or "A-1" by Standard & Poor's Rating Service, a division of The McGraw-Hill Companies, Inc., or if unrated, of comparable quality as determined by BGFA; (v) non-convertible corporate debt securities (E.G., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

FUTURES AND OPTIONS. Each Fund may enter into futures contracts and options. These futures contracts and options will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will enter into futures contracts and options only on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.


A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," each Fund maintains liquid assets in an amount at least equal to each Fund's daily marked-to-market obligation (I.E., each Fund's daily net liability, if any), rather than the contracts' notional value (I.E., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if each Fund set aside assets equal to the futures contracts' full notional value. Each Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase securities indexes when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.


OPTIONS ON FUTURES CONTRACTS. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited.


Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund's existing position in the contract.

SWAP AGREEMENTS. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

TRACKING STOCKS. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to "track" the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company's common stock.

FUTURE DEVELOPMENTS. The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks
A discussion of some of the risks associated with an investment in a Fund is contained in the applicable Prospectus.


An investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.


RISKS OF DERIVATIVES. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. A Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.


RISKS OF EQUITY SECURITIES. An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general, and other factors that affect securities markets. An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

The iShares S&P U.S. Preferred Stock Index Fund invests a significant portion of its assets in preferred stock, although all of the Funds may invest in preferred stock. A Fund that invests in preferred stock may be exposed to certain risks not typically encountered by investing in common stock. Many preferred stocks pay dividends at a fixed rate, therefore, a preferred stock's market price may be sensitive to changes in interest rates in a manner similar to bonds - that is, as interest rates rise, the value of the preferred stock is likely to decline. Many preferred stocks also allow holders to convert the preferred stock into common stock of the issuer; the market price of such preferred stocks can be sensitive to changes in the value of the issuer's common stock. In addition, the ability of an issuer of preferred stock to pay dividends may deteriorate or the issuer may default (I.E., fail to make scheduled dividend payments on the preferred stock or scheduled interest payments on other obligations of the issuer), which would negatively affect the value of any such holding. Dividend payments on a preferred stock typically must be declared by the issuer's board of directors. An issuer's board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred stock at any time. Preferred stock is also subject to market volatility and the price of preferred stock will fluctuate based on market demand. Preferred stock often has a call feature which allows the issuer to redeem the security at its discretion. Therefore, preferred stocks having a higher than average yield may be called by the issuer, which may cause a decrease in the yield of a Fund that invested in the preferred stock.

Although most of the securities in the Underlying Indexes are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's shares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

RISKS OF FUTURES AND OPTIONS TRANSACTIONS. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.


The risk of loss in trading futures contracts or uncovered call options in some strategies (E.G., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.


Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

RISKS OF SWAP AGREEMENTS. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor (E.G., a Fund may not receive the net amount of payments that it contractually is entitled to receive).


RISKS OF INVESTING IN NON-U.S. EQUITY SECURITIES. Certain Funds (E.G., the S&P Global Index Funds, iShares S&P Latin America 40 Index Fund, iShares S&P/TOPIX 150 Index Fund, iShares S&P Asia 50 Index Fund, iShares S&P Europe 350 Index Fund and iShares S&P Developed ex-U.S. Property Index Fund) invest a significant portion of their assets in non-U.S. equity securities. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

DIVIDEND RISK. There is no guarantee that the issuer of the stocks held by a Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.


Proxy Voting Policy

The Trust has adopted, as its proxy voting policies for each Fund, the proxy voting guidelines of BGFA, the investment adviser to each Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund's proxy voting guidelines and BGFA's role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates, or the Distributor or the Distributor's affiliates. When voting proxies, BGFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:



      o Each Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;


      o Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

      o Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.


BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates (if any) or the Distributor or the Distributor's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BGFA voted proxies relating to portfolio securities during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at WWW.ISHARES.COM; and (ii) on the SEC's website at WWW.SEC.GOV.


Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Funds' portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of each Fund's respective shareholders; (ii) does not put the interests of BGFA, the Distributor or any affiliated person of BGFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities" referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation ("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors (known as "Authorized Participants") that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Funds offer and redeem their shares ("iShares Exemptive Orders") and other institutional market participants and entities that provide information services.

Each business day, each Fund's portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. This information typically reflects each Fund's anticipated holdings on the following business day.

Daily access to information concerning the Funds' portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants, and (ii) to other personnel of the Investment Adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Funds and the terms of the Funds' current registration statements. In addition, each Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at WWW.ISHARES.COM. More information about this disclosure is available at WWW.ISHARES.COM.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.


The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.


The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Underlying Indexes
Descriptions of the Underlying Indexes are provided below.

NASDAQ Biotechnology Index
NUMBER OF COMPONENTS: APPROXIMATELY 153
=======================================

INDEX DESCRIPTION. The NASDAQ Biotechnology Index contains securities of The NASDAQ Stock Market LLC ("Nasdaq") listed companies that are classified according to the Industry Classification Benchmark as either biotechnology or pharmaceuticals which also meet other eligibility criteria determined by Nasdaq, including minimum market capitalization and liquidity requirements. The Index is modified market-value weighted, and is subject to rebalancing to ensure that the relative weightings of the index components meet requirements for a diversified portfolio.

COMPONENT SELECTION CRITERIA. To be eligible for inclusion in the NASDAQ Biotechnology Index, the security's U.S. listing must be exclusively on Nasdaq (unless the security was dually listed on another U.S. market prior to January 1, 2004 and has continuously maintained such listing) and meet the following criteria:

o the issuer of the security must be classified according to the Industry Classification Benchmark classification system as either biotechnology or pharmaceuticals;


o  the security must be listed on the NASDAQ National Market;

o  the security must have a market capitalization of at least $200 million;

o the security must have an average daily trading volume of at least 100,000 shares;


o the security must have "seasoned" on Nasdaq or another recognized market for at least 6 months (generally a company is considered to be seasoned by Nasdaq if it has been listed on a market for at least six months; in the case of spin-offs, the operating history of the spin-off will be considered);


o the security may not be issued by an issuer currently in bankruptcy proceedings; and

o the issuer of the security may not have entered into a definitive agreement or other arrangement which would result in the security no longer being index eligible within the next six months; and the issuer of the security may not have annual financial statements with an audit opinion which the auditor or the company have indicated cannot be currently relied upon.


ISSUE CHANGES. The Index will be subject to reexamination on a quarterly basis. The weights of Index components will be rebalanced if one or more of the following are not met: (1) the weight of the single largest component is greater than 24%; or (2) the collective weight of those Index securities whose individual current weights are in excess of 4.5%, when added together, exceed 48.0% of the Index. In addition, The NASDAQ Stock Market, Inc. may conduct a special rebalancing if it is determined necessary to maintain the integrity of the Index. If either one or both of these weight distribution requirements are not met upon quarterly review, a weight rebalancing will be performed in accordance with the following plan. First, relating to weight distribution requirement (1) above, if the current weight of the single largest Index security exceeds 24.0%, then the weights of all large stocks will be scaled down proportionately towards the average weight by enough for the adjusted weight of the single largest Index security to be set to 20.0%. Second, relating to weight distribution requirement (2) above, for those Index securities whose individual current weights or adjusted weights in accordance with the preceding step are in excess of 4.5%, if their "collective weight" exceeds 48.0%, then the weights of all large stocks will be scaled down proportionately towards the average weight by just enough for the "collective weight," so adjusted, to be set to 40.0%.

SEMI-ANNUAL RANKING REVIEW. The Index securities are evaluated semi-annually based on market data. Securities currently within the Index must meet the maintenance criteria of $100 million in market capitalization, and 50,000 shares average daily trading volume. Index securities not meeting the maintenance criteria are retained in the Index provided that such security met the maintenance criteria in the previous semi-annual ranking. Securities not meeting the maintenance criteria for two consecutive rankings are removed and Index-eligible securities not currently in the Index are added. Changes will occur after the close of trading on the third Friday in May and November. The data used in the ranking includes end of March and September Nasdaq market data and is updated for total shares outstanding submitted in a publicly filed SEC document via EDGAR through the end of April and October.

INDEX MAINTENANCE. The NASDAQ Stock Market, Inc. monitors securities in the Index every day with respect to changes in total shares outstanding arising from secondary offerings, stock repurchases, conversions or other corporate actions. The NASDAQ Stock Market, Inc. has adopted the following weight adjustment procedures with respect to such changes. Changes in total shares outstanding arising from stock splits, stock dividends, or spin-offs are generally made to the Index on the evening prior to the effective date of such corporate action. If the change in total shares outstanding arising from other corporate actions is greater than or equal to 5.0%, the change will be made as soon as practicable, normally within ten (10) days of such action. Otherwise, if the change in total shares outstanding is less than 5%, all such changes are accumulated and made effective at one time on a quarterly basis after the close of trading on the third Friday in each of March, June, September and December. In either case, the Index share weights for such Index securities are adjusted by the same percentage amount by which the total shares outstanding have changed in such Index securities. Ordinarily, whenever there is a change in Index share weights or a change in a component security included in the Index, The NASDAQ Stock Market, Inc. adjusts the divisor to assure that there is no discontinuity in the value of the Index, which might otherwise be caused by any such change.


INDEX AVAILABILITY. The NASDAQ Biotechnology Index is calculated continuously and widely disseminated to major data vendors.


The Russell Indexes Generally
COMPONENT SELECTION CRITERIA. The securities in the Russell Indexes (sometimes referred to as the "components") are reconstituted annually after the close on the last Friday in June to reflect changes in the marketplace. The starting universe for the Russell 3000 Index, all U.S. exchange and Nasdaq listed issuers, is ranked by decreasing total market capitalization. The Russell 2000 Index and the Russell 1000 Index are subsets of the Russell 3000 Index. All U.S. incorporated issuers listed on a U.S. exchange are considered for inclusion with the following rules and exceptions. Stocks must trade at or above $1.00 on May 31 to be eligible for inclusion. Although only one class of security is allowed into the Russell Indexes, all common classes are combined to determine total market capitalization and available float. Tracking stocks are considered individually for membership. Also excluded are preferred and convertible preferred stock, participating preferred stock, redeemable shares, warrants and rights, trust receipts, royalty trusts, limited liability issuers, OTC bulletin boards and pink sheet stocks, mutual funds, limited partnerships, and foreign stocks. After component selection, stocks are weighted by their available market capitalization.

For all Russell Indexes, component issuers are adjusted for available float-weighted according to the market value of their available outstanding shares. The impact of a component's price change is proportional to the issue's total market value, which is the share price times the number of shares available. Each Russell Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.


ISSUE CHANGES. Securities that leave the Russell Indexes between reconstitution dates are not replaced. Thus, the number of securities in the investments over the year will fluctuate according to corporate activity. When a stock is acquired, delisted, reincorporated outside of the U.S. or moves to the pink sheets or OTC bulletin boards, the stock is deleted from the relevant Indexes.

When acquisitions or mergers take place, the stock's capitalization moves to the acquiring stock, hence, mergers have no effect on Index total capitalization if the acquiring stock is part of the Index. The only additions between reconstitution dates are as a result of spin-offs and initial public offerings.

INDEX MAINTENANCE. Maintaining the Russell Indexes includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs and quarterly initial public offerings. In addition, significant float adjustments due to outstanding share capital changes actions are made month-end. The divisor is adjusted for all changes in company market value to leave the value of the investments unaffected. All divisor adjustments are made after the close of trading and after the calculation of the closing value of the Russell Indexes.

INDEX AVAILABILITY. The Russell Indexes are calculated continuously and are available from major data vendors.

RUSSELL 3000(Reg. TM) INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 2987
========================================

INDEX DESCRIPTION. The Russell 3000 Index measures the performance of the U.S. equity broad market. It serves as the underlying index for Russell 3000 Growth Index and Value series and the Russell 1000 Index and Russell 2000 Indexes, as well as each respective Growth and Value series. It is a float-adjusted capitalization-weighted index of the 3000 largest issuers incorporated in the U.S. and its territories. The Russell 3000 Index represents approximately 98% of the market capitalization of listed U.S. equities and is a leading benchmark of the broad U.S. equity market.


RUSSELL 3000(Reg. TM) GROWTH INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 1867
========================================

INDEX DESCRIPTION. The Russell 3000 Growth Index measures the growth sector of the broad U.S. equity market. It is a subset of the Russell 3000 Index. It is a style factor weighted index consisting of those issuers within the Russell 3000 that have higher price-to-book ratios and higher forecasted growth and represents approximately 52% of the total market capitalization of the Russell 3000 Index.


RUSSELL 3000(Reg. TM) VALUE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 1996
========================================

INDEX DESCRIPTION. The Russell 3000 Value Index measures the value sector of the broad U.S. equity market. It is a subset of the Russell 3000 Index. It is a style factor weighted index consisting of those issuers within the Russell 3000 Index that have lower price-to-book ratios and lower forecasted growth and represents approximately 48% of the total market capitalization of the Russell 3000 Index.


RUSSELL 2000(Reg. TM) INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 1982
========================================

INDEX DESCRIPTION. The Russell 2000Index measures the small-capitalization sector of the U.S. equity market. It is a subset of the Russell 3000 Index and serves as the underlying index for the Russell 2000 Growth and Value index series. It is a float-adjusted capitalization-weighted Index consisting of the 2000 smallest issuers in the Russell 3000 Index. The Index represents approximately 8% of the market capitalization of listed U.S. equities and is a leading benchmark of the U.S. small cap equity market.

RUSSELL 2000(Reg. TM) GROWTH INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 1220
========================================

INDEX DESCRIPTION. The Russell 2000 Growth Index measures the small-capitalization growth sector of the U.S. equity market. It is a subset of the Russell 2000Index. It is a style factor weighted index consisting of those issuers within the Russell 2000Index that have higher price-to-book ratios and higher forecasted growth and represents approximately 53% of the total market capitalization of the Russell 2000Index.


RUSSELL 2000(Reg. TM) VALUE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 1330
========================================

INDEX DESCRIPTION. The Russell 2000 Value Index measures the small-capitalization value sector of the U.S. equity market. It is a subset of the Russell 2000Index. It is a style factor weighted index consisting of those issuers within the Russell 2000Index that have lower price-to-book ratios and lower forecasted growth and represents approximately 47% of the total market capitalization of the Russell 2000Index.


RUSSELL 1000(Reg. TM) INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 1005
========================================

INDEX DESCRIPTION. The Russell 1000 Index measures the performance of the large-capitalization sector of the U.S. equity market. It is a subset of the Russell 3000 Index and serves as the underlying index for the Russell 1000 Growth Index and Value Indexes, and the Russell Top 200 and MidCap series. It is a float-adjusted capitalization-weighted index consisting of the 1000 largest issuers in the Russell 1000 Index. The Index represents approximately 92% of the market capitalization of listed U.S. equities and is a leading benchmark of the large cap U.S. market.

RUSSELL 1000(Reg. TM) GROWTH INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 647
=======================================

INDEX DESCRIPTION. The Russell 1000 Growth Index measures the large-capitalization growth sector of the U.S. equity market. It is a subset of the Russell 1000 Index. It is a style factor weighted index consisting of those issuers within the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth and represents approximately 53% of the total market capitalization of the Russell 1000 Index.


RUSSELL 1000(Reg. TM) VALUE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 666
=======================================

INDEX DESCRIPTION. The Russell 1000 Value Index measures the large-capitalization value sector of the U.S. equity market. It is a subset of the Russell 1000 Index. It is a style factor weighted index consisting of those issuers within the Russell 1000 Index that have lower price-to-book ratios and lower forecasted growth and represents approximately 47% of the total market capitalization of the Russell 1000 Index.


RUSSELL MICROCAP(Reg. TM) INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 1993
========================================

INDEX DESCRIPTION. The Russell Microcap Index measures the microcap sector of the U.S. equity market. The Russell Microcap Index consists of approximately the 1,000 smallest issuers in the Russell 3000 Index plus the next smallest 1,000 issuers in the equity universe as determined by Russell. The Index is a float-adjusted capitalization-weighted index and includes issuers ranging in total market capitalization from approximately $50 million to $600 million, though these amounts may change from time to time. The Index included issuers representing approximately 3% of the total market capitalization of listed U.S. equity securities.

RUSSELL MIDCAP(Reg. TM) INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 808
=======================================

INDEX DESCRIPTION. The Russell Midcap Index is a float-adjusted capitalization-weighted index that measures the performance of the mid-capitalization sector of the U.S. equity market. The Russell Midcap Index consists of the 800 smallest issuers in the Russell 1000 Index reflecting issuers which range in size between approximately $2 billion and $25 billion, though these amounts may change from time to time. The Russell Midcap Index represents approximately 27% of the total market capitalization of listed U.S. equities.


RUSSELL MIDCAP(Reg. TM) GROWTH INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 505
=======================================

INDEX DESCRIPTION. The Russell Midcap Growth Index is a style factor weighted index that measures the performance of the mid-capitalization growth sector of the U.S. equity market. It is a subset of the Russell Midcap Index, representing approximately 58% of the total market capitalization of the Russell Midcap Index. The Index measures the performance of those Russell Midcap Index issuers with higher price-to-book ratios and higher forecasted growth.

RUSSELL MIDCAP(Reg. TM) VALUE INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 544
=======================================

INDEX DESCRIPTION. The Russell Midcap Value Index is a style factor weighted index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the Russell Midcap Index, representing approximately 42% of the total market capitalization of the Russell Midcap Index. The Index measures the performance of those Russell Midcap Index issuers with lower price-to-book ratios and lower forecasted growth.


The S&P Indexes Generally

COMPONENT SELECTION CRITERIA FOR DOMESTIC INDEXES. The Standard & Poor's Index Committee is responsible for the overall management of the S&P Indexes. Issuers (I.E., the "components") selected for the S&P U.S. Indexes represent a broad range of industry segments within the U.S. economy. The starting universe of publicly traded U.S. issuers classified by the Global Industry Classification Standard (GICS(Reg. TM)) is screened to eliminate ADRs, mutual funds, limited partnerships, royalty trusts, certain holding issuers, OTC bulletin board issues, pink sheet-listed issues, closed-end funds, ETFs and tracking stocks. Real estate investment trusts ("REITs"), except for mortgage REITs, are eligible for inclusion in the Indexes. The stock of each constituent must trade on either the New York Stock Exchange ("NYSE"), the AMEX or on Nasdaq. Additionally, only one share class per constituent will be included in an Index. The share class is selected by S&P and is generally defined as the largest, most liquid share class. Issuers with multiple share classes will have the classes combined for purposes of calculation of market capitalization. The following criteria are then analyzed to determine an issuer's eligibility for inclusion in the S&P
Indexes: (i) ownership of an issuer's outstanding common stock, in order to screen out closely held issuers; (ii) trading volume of an issuer's shares, in order to ensure ample liquidity and efficient share pricing; and (iii) the financial and operating condition of an issuer.

The S&P Indexes are capitalization weighted, based on the following formula: number of outstanding shares of a constituent (as determined by the float-adjusted market capitalization using S&P's methodology) multiplied by the constituent's share price. Issuers with float-adjusted market capitalizations below certain thresholds are not eligible for the Indexes. In addition, the market capitalization of an issuer eligible for inclusion must be equal or greater than the Index's minimum market capitalization at the time it is being considered for Index inclusion. The market capitalizations of an Index's constituents are adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The market capitalizations of an Index's constituent are adjusted for all strategic holdings, including private, corporate, and government holdings.

COMPONENT SELECTION CRITERIA FOR INTERNATIONAL INDEXES. Stocks are eligible for the S&P Global Indexes if they meet criteria for size, liquidity, profitability, and sector and market representation. Each of the S&P Global Indexes is balanced across country and sector weights in the region/market. The S&P Global Indexes begin with an eligible investable universe of stocks covering approximately 95% of each country's total market capitalization. In some cases, the S&P Global Indexes may include ADRs and GDRs. Stocks with relatively small market capitalization or insufficient liquidity are excluded by S&P. To identify a candidate pool for index constituent selection, all stocks are carefully examined using a set of general criteria. The specific securities are then screened for industry sector classification; thus, the eligible securities are ranked according to GICS. Then, the Index components, now determined, are weighted on the basis of S&P's float-adjusted, market capitalization methodology. Generally, S&P observes a prospective constituent's liquidity over a period of at least 6 months before consideration for inclusion. However, there may be extraordinary situations when issuers should be added immediately (E.G., certain privatizations). When a particular issuer dominates its home market, it may be excluded from an Index if analysis of the sectors reveals that its securities are not as liquid as those of similar issuers in other countries. Once a year, the float adjustments will be reviewed and potentially changed based on such review. The values of an Index's constituents are adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The market capitalization of index constituent issuers is adjusted for all strategic holdings, including private, corporate, and government holdings.

With respect to the non-U.S. components of the S&P Global Indexes, the eligible universe of index components that are considered for inclusion are from the following S&P Indexes: (1) the S&P/Toronto Stock Exchange ("TSX") 60 Index, which represents the liquid, large-cap stocks of the publicly listed issuers in the Canadian equities market; (2) the S&P Tokyo Stock Price ("TOPIX") 150 Index which represents the liquid, large-cap stocks of the publicly listed issuers in the Japanese equities market; (3) the S&P/ Australia Stock Exchange ("ASX") All-Australian 50 Index, which represents the liquid, large-cap stocks in the Australian equities market; (4) the S&P Asia 50 Index, which represents the liquid, large-cap stocks of four major equities markets in Asia (Hong Kong, South Korea, Taiwan and Singapore); (5) the S&P Latin America 40 Index, which represents the liquid, large-cap stocks from major sectors of the Mexico, Brazil, Argentina and Chile equity markets; and (6) the S&P Europe 350 Index, which represents the liquid, large-cap stocks of the publicly listed issuers in the region, covering approximately 70% of the region's market capitalization.


ISSUE CHANGES. General oversight responsibility for the S&P Indexes, including overall policy guidelines and methodology, is handled by the S&P Global Index Committee. Maintenance of component investments, including additions and deletions to these investments, is the responsibility of separate regional index committees composed of S&P staff specialized in the various regional equity markets and, in some cases with the assistance of local stock exchanges. Public announcements of index changes as the result of committee decisions will generally be made two business days in advance of the anticipated effective date whenever possible, although for exceptional corporate events announcements may be made earlier.


INDEX MAINTENANCE. Maintaining the S&P Indexes includes monitoring and completing the adjustments for issuer additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. An issuer will be removed from the S&P Indexes as a result of mergers/acquisitions, bankruptcy, or restructuring. An issuer is removed from the relevant index as close as possible to the actual date on which the event occurred. An issuer can be removed from an index because it no longer meets current criteria for inclusion and/or is no longer representative of its industry group. All replacement issuers are selected based on the above component section criteria.

When calculating index weights, individual constituents' shares held by governments, corporations, strategic partners, or other control groups are excluded from the issuer's shares outstanding. Shares owned by other issuers are also excluded regardless of whether they are index constituents.

In countries with regulated environments, where a foreign investment limit exists at the sector or issuer level, the constituent's weight will reflect either the foreign investment limit or the percentage float, whichever is the more restrictive.

Each issuer's financial statements will be used to update the major shareholders' ownership. However, during the course of the year, S&P also monitors each issuer's Investable Weight Factor (IWF) which is S&P's term for the mathematical float factor used to calculate the float adjustment. If a change in IWF is caused by a major corporate action (I.E., privatization, merger, takeover, or share offering) and the change equal to or greater than 5%, a float adjustment will be implemented as soon as reasonably possible.


Changes in the number of shares outstanding driven by corporate events such as stock dividends, splits, and rights issues will be adjusted on the ex-date. Share changes of 5% or greater are implemented when they occur. Share changes of less than 5% are only updated on a quarterly basis on the Friday near the end of the calendar quarter. Generally, index changes due to rebalancing are announced two days before the effective date by way of a news release posted on WWW.INDICES.STANDARDANDPOORS.COM.

INDEX AVAILABILITY. The S&P Indexes are calculated continuously and are available from major data vendors.

S&P 100 INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 100
=======================================


INDEX DESCRIPTION. The S&P 100 Index is a capitalization-weighted index representing stocks from a broad range of industries, chosen for market size, liquidity and industry group representation. The Index is a widely tracked index for blue-chip stocks. The S&P 100 serves as the basis for the S&P 100 options contract which trades on the CBOE.

S&P 500 INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 500
=======================================

INDEX DESCRIPTION. The S&P 500 Index serves as the underlying index for the S&P 500/Citigroup Growth and Value Index series. It is a capitalization-weighted index representing stocks from a broad range of industries chosen for market size, liquidity and industry group representation. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. As of May 31, 2008, the S&P 500 Index included 79% of the market capitalization of all publicly-traded U.S. equity securities.


S&P 500/CITIGROUP GROWTH INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 301
=======================================

INDEX DESCRIPTION. The S&P 500/Citigroup Growth Index is a capitalization-weighted index representing stocks with growth characteristics from a broad range of industries.


S&P 500/CITIGROUP VALUE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 352
=======================================

INDEX DESCRIPTION. The S&P 500/Citigroup Value Index is a capitalization-weighted index representing stocks with value characteristics from a broad range of industries.


S&P MIDCAP 400 INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 400
=======================================

INDEX DESCRIPTION. The S&P MidCap 400 Index serves as the underlying index for the S&P 400/Citigroup Growth and Value Index series. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The securities in the S&P MidCap 400 Index have a market capitalization of between $1.5 billion and $5.5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.


S&P MIDCAP 400/CITIGROUP GROWTH INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 237
=======================================

INDEX DESCRIPTION. The S&P MidCap 400/Citigroup Growth Index is a capitalization-weighted index representing stocks with growth characteristics from a broad range of industries.


S&P MIDCAP 400/CITIGROUP VALUE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 294
=======================================

INDEX DESCRIPTION. The S&P MidCap 400/Citigroup Value Index is a capitalization-weighted index representing stocks with value characteristics from a broad range of industries.


S&P SMALLCAP 600 INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 600
=======================================

INDEX DESCRIPTION. The S&P SmallCap 600 Index serves as the underlying index for the S&P 600/Citigroup Growth and Value Index series. It is a capitalization-weighted index from a broad range of industries chosen for market size, liquidity and industry group representation. The S&P SmallCap 600 Index measures the performance of publicly-traded securities in the small-capitalization sector of the U.S. equity market. The securities in the S&P SmallCap 600 Index have a market capitalization of between $300 million and $2 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.


S&P SMALLCAP 600/CITIGROUP GROWTH INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 348
=======================================

INDEX DESCRIPTION. The S&P SmallCap 600/Citigroup Growth Index is a capitalization-weighted index representing stocks with growth characteristics from a broad range of industries.


S&P SMALLCAP 600/CITIGROUP VALUE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 454
=======================================

INDEX DESCRIPTION. The S&P SmallCap 600/Citigroup Value Index is a capitalization-weighted index representing stocks with value characteristics from a broad range of industries.


S&P COMPOSITE 1500 INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 1500
========================================


INDEX DESCRIPTION. The S&P Composite 1500 Index is comprised of the S&P 500, MidCap 400, and SmallCap 600 Indexes, which together represent approximately 90% of the total U.S. equity market. The securities in the Index are weighted based on the total float-adjusted market value of their outstanding shares. Securities with higher total market values have a larger representation in the Index. The S&P 500 Index measures the performance of the large-capitalization sector of the U.S. equity market. As of May 31, 2008, the S&P 500 Index included 79% of the market capitalization of all publicly-traded U.S. equity securities. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market. The securities in the S&P MidCap 400 Index have a market capitalization of between $1.5 billion and $5.5 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation. The S&P SmallCap 600 Index measures the performance of publicly-traded securities in the small-capitalization sector of the U.S. equity market. The securities in the S&P SmallCap 600 Index have a market capitalization of between $300 million and $2 billion (which may fluctuate depending on the overall level of the equity markets) and are selected for liquidity and industry group representation.

S&P GLOBAL 100 INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 101
=======================================

INDEX DESCRIPTION. The S&P Global 100 Index is designed to measure the performance of 100 large transnational companies that are of major importance in the global markets. A global company is defined as a corporation that has production facilities and/or other fixed assets in at least one foreign country outside the company's home country, and makes its major management decisions in a global context. The degree to which sales are executed outside the home country is a factor in determining a company's global reach. The market capitalization of index constituent companies is adjusted for all strategic holdings, including private, corporate, and government holdings. The composition of the Index is derived from the S&P Global 1200 Index and only includes transnational corporations under the above definition which had a minimum adjusted market capitalization of US $5 billion. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of the end of the business day on May 31, 2008, the Index was comprised of stocks of companies in the following countries: Australia, Belgium, Canada, Finland, France, Germany, Italy, Japan, Netherlands, South Korea, Spain, Sweden, Switzerland, United Kingdom and United States.

S&P GLOBAL CONSUMER DISCRETIONARY SECTOR INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 192
=======================================

INDEX DESCRIPTION. The S&P Global Consumer Discretionary Sector Index measures the performance of companies that Standard & Poor's deems to be part of the consumer discretionary sector of the economy and that Standard & Poor's believes are important to global markets. It is a subset of the Standard & Poor's Global 1200 Index. Component companies include consumer product manufacturing, service, media and retail companies. As of the close of business on May 31, 2008, the Index was comprised of stocks of companies in the following markets: Australia, Brazil, Canada, Chile, France, Germany, Hong Kong, Italy, Japan, Mexico, Netherlands, South Korea, Spain, Sweden, Switzerland, United Kingdom, and United States.

S&P GLOBAL CONSUMER STAPLES SECTOR INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 92
======================================

INDEX DESCRIPTION. The S&P Global Consumer Staples Sector Index measures the performance of companies that Standard & Poor's deems to be part of the consumer staples sector of the economy and that Standard & Poor's believes are important to global markets. It is a subset of the Standard & Poor's Global 1200 Index. Component companies include manufacturers and distributors of food, producers of non-durable household goods, and food and drug retailing companies. As of the close of business on May 31, 2008, the Index was comprised of stocks of companies in the following countries: Australia, Belgium, Brazil, Canada, Chile, France, Germany, Japan, Mexico, Netherlands, South Korea, Sweden, Switzerland, United Kingdom, and United States.

S&P GLOBAL ENERGY SECTOR INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 74
======================================

INDEX DESCRIPTION. The S&P Global Energy Sector Index is designed to measure the performance of companies that S&P deems to be part of the energy sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted for all strategic holdings, including private, corporate, and government holdings. The Index is a subset of the S&P Global 1200 Index. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of the end of the business day on May 31, 2008, the Index was comprised of stocks of companies in the following markets: Argentina, Australia, Austria, Brazil, Canada, France, Hong Kong, Italy, Japan, Norway, South Korea, Spain, United Kingdom and United States.

S&P GLOBAL FINANCIALS SECTOR INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 238
=======================================

INDEX DESCRIPTION. The S&P Global Financials Sector Index is designed to measure the performance of companies that S&P deems to be part of the financial sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted for all strategic holdings, including private, corporate, and government holdings. The Index is a subset of the S&P Global 1200 Index. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of the end of the business day on May 31, 2008, the Index was comprised of stocks of companies in the following markets: Australia, Austria,

Belgium, Brazil, Canada, Chile, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, United Kingdom and United States.

S&P GLOBAL HEALTHCARE SECTOR INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 76
======================================

INDEX DESCRIPTION. The S&P Global Healthcare Sector Index is designed to measure the performance of companies that S&P deems to be part of the healthcare sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted for all strategic holdings, including private, corporate, and government holdings. The Index is a subset of the S&P Global 1200 Index. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of the end of the business day on May 31, 2008, the Index is comprised of stocks of companies in the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Ireland, Japan, Switzerland, United Kingdom and United States.

S&P GLOBAL INDUSTRIALS SECTOR INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 181
=======================================

INDEX DESCRIPTION. The S&P Global Industrials Sector Index measures the performance of companies that Standard & Poor's deems to be part of the industrials sector of the economy and that Standard & Poor's believes are important to global markets. It is a subset of the Standard & Poor's Global 1200 Index. Component companies include manufacturers and distributors of capital goods, providers of commercial services and supplies, and transportation service providers. As of the close of business on May 31, 2008, the Index was comprised of stocks of companies in the following markets: Australia, Brazil, Canada, Chile, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Mexico, Netherlands, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, United Kingdom, and United States.

S&P GLOBAL INFRASTRUCTURE INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 75
======================================

INDEX DESCRIPTION. The S&P Global Infrastructure Index is designed to track the performance of the stocks of large infrastructure companies around the world. The Underlying Index includes companies involved in: utilities, energy and transportation infrastructure, such as the management or ownership of oil and gas storage and transportation; airport services; highways and rail tracks; marine ports and services; and electric, gas and water utilities. As of the close of business on May 31, 2008, the Index was comprised of stocks of companies in the following markets: Australia, Austria, Brazil, Canada, Chile, Denmark, France, Germany, Hong Kong, Italy, Japan, Mexico, Netherlands, New Zealand, Norway, Portugal, Russia, South Korea, Spain, Switzerland, United Kingdom, and United States.

S&P GLOBAL INFORMATION TECHNOLOGY SECTOR INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 115
=======================================

INDEX DESCRIPTION. The S&P Global Information Technology Sector Index is designed to measure the performance of companies S&P deems to be part of the technology sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted for all strategic holdings, including private, corporate, and government holdings. The Index is a subset of the S&P Global 1200 Index. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of the end of the business day on May 31, 2008, the Index was comprised of stocks of companies in the following countries: Canada, Finland, France, Germany, Japan, Netherlands, South Korea, Sweden, Taiwan, United Kingdom and United States.

S&P GLOBAL MATERIALS SECTOR INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 122
=======================================

INDEX DESCRIPTION.The S&P Global Materials Sector Index measures the performance of companies that Standard & Poor's deems to be part of the materials sector of the economy and that Standard & Poor's believes are important to global markets. It is a subset of the Standard & Poor's Global 1200 Index. Component companies include those companies engaged in a wide variety of commodity-related manufacturing and mining activities. As of the close of business on May 31, 2008, the Index was comprised of stocks of companies in the following countries: Australia, Austria, Belgium, Brazil, Canada, Chile, Denmark, Finland, France, Germany, Ireland, Japan, Luxembourg, Mexico, Netherlands, Norway, Portugal, South Korea, Spain, Sweden, Switzerland, Taiwan, United Kingdom, and United States.

S&P GLOBAL TELECOMMUNICATIONS SECTOR INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 42
======================================

INDEX DESCRIPTION.The S&P Global Telecommunications Sector Index is designed to measure the performance of companies that S&P deems to be part of the telecommunications sector of the economy and that S&P believes are important to global markets. The market capitalization of index constituent companies is adjusted for all strategic holdings, including private, corporate, and government holdings. The Index is a subset of the S&P Global 1200 Index. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. As of the end of the business day on May 31, 2008, the Index was comprised of stocks of companies in the following markets: Australia, Austria, Belgium, Brazil, Canada, Chile, France, Germany, Greece, Hong Kong, Italy, Japan, Mexico, Netherlands, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, Taiwan, United Kingdom and United States.

S&P GLOBAL UTILITIES SECTOR INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 68
======================================

INDEX DESCRIPTION.The S&P Global Utilities Sector Index measures the performance of companies that Standard & Poor's deems to be part of the Utilities sector of the economy and that Standard & Poor's believes are important to global markets. It is a subset of the Standard & Poor's Global 1200 Index. Component companies include providers of electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power. As of the close of business on May 31, 2008, the Index was comprised of stocks of companies in the following markets: Australia, Brazil, Canada, Chile, Finland, France, Germany, Hong Kong, Italy, Japan, Portugal, Spain, United Kingdom and United States.

S&P ASIA 50 INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 50
======================================

INDEX DESCRIPTION.The S&P Asia 50 Index is a free float-adjusted market capitalization index that is designed to measure the performance of the 50 leading companies from four Asian markets: Hong Kong, Singapore, South Korea and Taiwan. The S&P Asia 50 Index generally has representation from each of the ten sectors of the GICS.

S&P EUROPE 350 INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 350
=======================================


INDEX DESCRIPTION.The S&P Europe 350 Index is a capitalization-weighted index of 350 stocks providing geographic and economic diversity over S&P's ten European market sectors, each chosen for market size, liquidity and industry group representation. The market capitalization of index constituent companies is adjusted for all strategic holdings, including private, corporate, and government holdings. The Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

S&P LATIN AMERICA 40 INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 40
======================================


INDEX DESCRIPTION.The S&P Latin America 40 Index includes highly liquid securities from major economic sectors of the Mexican and South American equity markets. Companies from Mexico, Brazil, Argentina and Chile are represented in the Index and mirror the sector weights of the broader universe of stocks from the four markets. Similarly, the Index mirrors the country weights of the four markets within that same universe of stocks.

S&P/TOPIX 150 INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 150
=======================================

INDEX DESCRIPTION.The S&P/TOPIX 150 Index is constructed with the addition of a float-adjustment factor. The Index is comprised of 150 highly liquid securities selected from each major sector of the Japanese equity market.


S&P U.S. PREFERRED STOCK INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 60
======================================

INDEX DESCRIPTION.The S&P U.S. Preferred Stock Index measures the performance of a select group of preferred stocks listed on the NYSE, the AMEX and the Nasdaq. The Index may include preferred stocks that are issued in the U.S. by U.S-domiciled entities whose parent companies or guarantors may be non-U.S. entities. The preferred stocks included in the Index are selected by S&P using the methodology described below. In general terms, the Index includes preferred stocks with a market capitalization of over $100 million that meet minimum price, trading volume and other requirements determined by S&P. S&P excludes: (i) preferred stocks that are structured products and brand-name products issued by financial institutions and are packaged securities linked to indexes, baskets of stocks or another company's stock; (ii) preferred stocks that are issued by special ventures such as highway, airport, or dam operators; and (iii) preferred stocks that have a mandatory conversion or scheduled maturity within the next 12 months (I.E., before the next rebalancing). After excluding the securities listed above, S&P removes preferred stocks that: (i) trade at $1.00 or less per share at the time the Index is constituted or rebalanced; (ii) have an outstanding market capitalization of less than $100 million; and (iii) have a six-month average monthly trading volume of less than 250,000 shares. In addition, S&P removes preferred stocks for which S&P cannot determine an indicated dividend when: (i) there occurs significant and persistent arrears in payments; and (ii) uncertainty about survival of the stock's listing because of possible impending corporate actions such as a merger, acquisition or other corporate restructuring (including bankruptcy). The reference date for all of the preceding criteria is the last trading day in August of each year. S&P also limits the exposure to any single issuer to three issues of that company's preferred stock, unless the aggregate of all issues of such company is less than 5% of the total market capitalization of the Index. For purposes of this limitation, S&P defines a single issuer to include companies that are under common control or are guaranteed by the same entity which is also affiliated with such companies. The Index is calculated with a modified capitalization weighted scheme, with modifications being made to Underlying Index shares to prevent single stock concentration: specifically, no single Index component may have a weight of more than 10%.

The Index is reconstituted annually after the close of the NYSE on the third Friday of September.

It is possible that the preferred stocks constituting the Index may change prior to the next rebalancing date, due to conversion or redemption of the preferred stock or for other reasons. In such an event, S&P will generally remove the stock on the first date of the redemption or conversion period and adjust the Index's value accordingly. S&P will make an announcement one to five business days before a preferred stock is removed from the Index.

S&P Developed ex US Property Index


NUMBER OF COMPONENTS: APPROXIMATELY 338
=======================================

INDEX DESCRIPTION.The S&P Developed ex US Property Index is a free float-adjusted market capitalization weighted index that defines and measures the investable universe of publicly-traded real estate companies domiciled in developed countries outside of the United States.


Investment Limitations

The Board has adopted as a fundamental policies the investment objectives of the iShares Russell 1000 Index Fund, iShares Russell Midcap Index Fund, iShares Russell Midcap Growth Index Fund, iShares S&P Europe 350 Index Fund, iShares S&P MidCap 400 Index Fund, iShares S&P SmallCap 600 Growth Index Fund, iShares S&P Global Energy Sector Index Fund, iShares S&P Latin America 40 Index Fund, iShares S&P Global Technology Sector Index Fund, iShares S&P Global Healthcare Sector Index Fund and iShares S&P 500 Index Fund. The investment objective and Underlying Index of each of the Funds cannot be changed without the approval of the holders of a majority of such Fund's outstanding voting securities. However, the Board has adopted as non-fundamental policies the investment objectives of all other Funds discussed in this SAI. Therefore, each of these Funds may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies each Fund's investment restrictions numbered one through six below. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

ALL FUNDS (OTHER THAN THE ISHARES S&P 500 INDEX FUND, ISHARES S&P GLOBAL CONSUMER DISCRETIONARY SECTOR INDEX FUND, ISHARES S&P GLOBAL CONSUMER STAPLES SECTOR INDEX FUND, ISHARES S&P GLOBAL ENERGY SECTOR INDEX FUND, ISHARES S&P GLOBAL HEALTHCARE SECTOR INDEX FUND, ISHARES S&P GLOBAL INDUSTRIALS SECTOR INDEX FUND, ISHARES S&P GLOBAL INFRASTRUCTURE INDEX FUND, ISHARES S&P GLOBAL MATERIALS SECTOR INDEX FUND, ISHARES S&P GLOBAL TECHNOLOGY SECTOR INDEX FUND, ISHARES S&P GLOBAL UTILITIES SECTOR INDEX FUND, ISHARES S&P LATIN AMERICA 40 INDEX FUND, ISHARES S&P ASIA 50 INDEX FUND, ISHARES S&P U.S. PREFERRED STOCK INDEX FUND AND ISHARES S&P DEVELOPED EX-U.S. PROPERTY INDEX FUND) WILL NOT:


1. Concentrate its investments (I.E., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund's investment objective and policies).


6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

THE ISHARES S&P 500 INDEX FUND, ISHARES S&P GLOBAL ENERGY SECTOR INDEX FUND, ISHARES S&P GLOBAL HEALTHCARE SECTOR INDEX FUND, ISHARES S&P GLOBAL TECHNOLOGY SECTOR INDEX FUND AND ISHARES S&P LATIN AMERICA 40 INDEX FUND WILL NOT:


1. Concentrate its investments (I.E., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4. Make loans. This restriction does not apply to: (i) the purchase of debt obligations in which each Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund's investment objective and policies).


6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

THE ISHARES S&P GLOBAL CONSUMER DISCRETIONARY SECTOR INDEX FUND, ISHARES S&P GLOBAL CONSUMER STAPLES SECTOR INDEX FUND, ISHARES S&P GLOBAL INDUSTRIALS SECTOR INDEX FUND, ISHARES S&P GLOBAL UTILITIES SECTOR INDEX FUND AND ISHARES S&P GLOBAL MATERIALS SECTOR INDEX FUND WILL NOT:


1. Concentrate its investments (I.E. hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.


3. Issue any senior security, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.


4.   Make loans, except as permitted under the 1940 Act.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund's investment objective and policies).


6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

THE ISHARES S&P U.S. PREFERRED STOCK INDEX FUND, ISHARES S&P ASIA 50 INDEX FUND, ISHARES S&P GLOBAL INFRASTRUCTURE INDEX FUND AND ISHARES S&P DEVELOPED EX-U.S. PROPERTY INDEX FUND WILL NOT:


1. Concentrate its investments (I.E., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund's investment objective and policies).


6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, each Fund, has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund's net assets to be invested in illiquid securities.

BGFA monitors the liquidity of restricted securities in each Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:


o  The frequency of trades and quotes for the security;

o The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

o  Dealer undertakings to make a market in the security; and

o The nature of the security and the nature of the marketplace in which it trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.


Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities and Depositary Receipts based on securities in its Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.


Management
TRUSTEES AND OFFICERS. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.


The Trust, iShares, Inc., Master Investment Portfolio ("MIP") and Barclays Global Investors Funds ("BGIF"), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 164 Funds within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and, as a result, oversees an additional 26 portfolios within the fund complex. The address of each Trustee and Officer, unless otherwise indicated, is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, CA 94105. The Board has designated George G.C. Parker as its Lead Independent Trustee.

                                               PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
      NAME (AGE)          POSITION             DURING THE PAST 5 YEARS                      HELD BY TRUSTEE
--------------------- --------------- ---------------------------------------- ----------------------------------------
INTERESTED TRUSTEES
Lee T. Kranefuss/1/   Trustee and     Global Chief Executive Officer           Director of iShares, Inc. (since 2003);
(46)                  Chairman        iShares/Intermediary Groups of BGI       Trustee of BGIF and MIP (since
                      (since 2003).   (since 2008); Chief Executive Officer,   2001).
                                      iShares Intermediary Index and
                                      Market Group of BGI (2003-2008);
                                      Chief Executive Officer of the
                                      Intermediary Investor and Exchange
                                      Traded Products Business of BGI
                                      (2003-2005); Director of BGFA (since
                                      2005); Director, President and Chief
                                      Executive Officer of Barclays Global
                                      Investors International, Inc. (since
                                      2005); Director and Chairman of
                                      Barclays Global Investors Services
                                      (since 2005); Chief Executive Officer
                                      of the Individual Investor Business of
                                      BGI (1999-2003).
John E. Martinez/1/   Trustee         Co-Chief Executive Officer of Global     Director of iShares, Inc. (since 2003);
(47)                  (since 2003).   Index and Markets Group of BGI           Chairman, Independent Review
                                      (2001-2003); Chairman of Barclays        Committee, Canadian iShares Funds
                                      Global Investors Services (2000-         (since 2007).
                                      2003); Director, Barclays Global
                                      Investors UK Holdings, Inc. (2000-
                                      2003); Director of Real Estate Equity
                                      Exchange (since 2005).


-------
/1/ Lee T. Kranefuss and John E. Martinez are deemed to be "interested persons"
      (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds' investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

INDEPENDENT TRUSTEES


                                                  PRINCIPAL OCCUPATION(S)                   OTHER DIRECTORSHIPS
     NAME (AGE)             POSITION              DURING THE PAST 5 YEARS                     HELD BY TRUSTEE
-------------------- --------------------- ------------------------------------- ----------------------------------------
George G.C. Parker   Trustee (since        Dean Witter Distinguished Professor   Director of iShares, Inc. (since 2002);
(69)                 2000); Lead           of Finance, Emeritus, Stanford        Director of Continental Airlines, Inc.
                     Independent Trustee   University: Graduate School of        (since 1996); Director of Community
                     (since 2006)          Business (since 1994).                First Financial Group (since 1995);
                                                                                 Director of Tejon Ranch Company
                                                                                 (since 1999); Director of Threshold
                                                                                 Pharmaceuticals (since 2004);
                                                                                 Director of NETGEAR, Inc. (since
                                                                                 2007).

                                                   PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
     NAME (AGE)            POSITION                DURING THE PAST 5 YEARS                      HELD BY TRUSTEE
-------------------- -------------------- ---------------------------------------- ----------------------------------------
Cecilia H. Herbert   Trustee              Chair of Investment Committee,           Director of iShares, Inc. (since 2005).
(59)                 (since 2005).        Archdiocese of San Francisco (1994-
                                          2005); Director (since 1998) and
                                          President (since 2007) of the Board
                                          of Directors, Catholic Charities CYO;
                                          Trustee of Pacific Select Funds
                                          (2004-2005); Trustee of the
                                          Montgomery Funds (1992-2003);
                                          Trustee (since 2005) and Chair of
                                          Finance and Investment Committees
                                          (since 2006) of the Thacher School.
Charles A. Hurty     Trustee              Retired; Partner, KPMG LLP (1968-        Director of iShares, Inc. (since 2005);
(64)                 (since 2005).        2001).                                   Director of GMAM Absolute Return
                                                                                   Strategy Fund (1 portfolio)(since
                                                                                   2002); Director of Citigroup
                                                                                   Alternative Investments Multi-
                                                                                   Adviser Hedge Fund Portfolios LLC (1
                                                                                   portfolio)(since 2002); Director of
                                                                                   CSFB Alternative Investments Fund
                                                                                   (6 portfolios)(since 2005).
John E. Kerrigan     Trustee              Chief Investment Officer, Santa Clara    Director of iShares, Inc. (since 2005);
(53)                 (since 2005).        University (since 2002); Managing        Member of Advisory Council for
                                          Director, Merrill Lynch (1994-2002).     Commonfund Distressed Debt
                                                                                   Partners II (since 2004).
Robert H. Silver     Trustee              President and Co-Founder of The          Director of iShares, Inc. (since 2007);
(53)                 (since 2007).        Bravitas Group, Inc. (since 2006);       Director and Member of the Audit
                                          Member, Non-Investor Advisory            and Compensation Committee of
                                          Board of Russia Partners II, LP (since   EPAM Systems, Inc. (since 2006).
                                          2006); President and Chief Operating
                                          Officer (2003-2005) and Director
                                          (1999-2005) of UBS Financial
                                          Services, Inc.; President and Chief
                                          Executive Officer of UBS Services
                                          USA, LLC (1999-2005); Managing
                                          Director, UBS America, Inc. (2000-
                                          2005); Director and Chairman of the
                                          YMCA of Greater NYC (since 2001);
                                          Broadway Producer (since 2006).
Darrell Duffie       Trustee              Professor, Stanford University:          Director of iShares, Inc. (since June
(54)                 (since June 2008).   Graduate School of Business (since       2008).
                                          1984).

                                   OFFICERS


                                                             PRINCIPAL OCCUPATION(S)
      NAME (AGE)                 POSITION                    DURING THE PAST 5 YEARS
---------------------     ---------------------     -----------------------------------------
Michael A. Latham         President                 Head of Americas iShares (since
(42)                      (since 2007).             2007); Chief Operating Officer of the
                                                    Intermediary Investor and Exchange
                                                    Traded Products Business of BGI
                                                    (2003-2007); Director and Chief
                                                    Financial Officer of Barclays Global
                                                    Investors International, Inc. (since
                                                    2005); Director of Mutual Fund
                                                    Delivery in the U.S. Individual Investor
                                                    Business of BGI (2000-2003).
Geoffrey D. Flynn         Treasurer and Chief       Chief Operating Officer, U.S. iShares,
(51)                      Financial Officer         BGI (since 2008); Director, Mutual
                          (since 2007)              Fund Operations of BGI (since 2007);
                                                    President, Van Kampen Investors
                                                    Services (2003-2007); Managing
                                                    Director, Morgan Stanley (2002-
                                                    2007); President, Morgan Stanley
                                                    Trust, FSB (2002-2007).
Eilleen M. Clavere        Secretary                 Head of Legal Administration of
(56)                      (since 2007)              Intermediary Investors Business of
                                                    BGI (since 2006); Legal Counsel and
                                                    Vice President of Atlas Funds, Atlas
                                                    Advisers, Inc. and Atlas Securities,
                                                    Inc. (2005-2006); Counsel of
                                                    Kirkpatrick & Lockhart LLP (2001-
                                                          2005).
Ira P. Shapiro            Vice President and        Associate General Counsel, BGI
(45)                      Chief Legal Officer       (since 2004); First Vice President of
                          (since 2007)              Merrill Lynch Investment Managers
                                                    ( 1993-2004).
Amy Schioldager           Executive Vice            Head of U.S. Indexing, BGI (since
(45)                      President                 2006); Head of Domestic Equity
                          (since 2007).             Portfolio Management, BGI (2001-
                                                          2006).
H. Michael Williams       Executive Vice            Vice Chairman - Capital Markets, BGI
(47)                      President (since          (since 2008); Head of Global Index
                          2007)                     and Markets Group of BGI (2006-
                                                    2008); Global Head of Securities
                                                    Lending, BGI (2002-2006).
Patrick O'Connor          Vice President            Head of iShares Portfolio
(40)                      (since 2007).             Management, BGI (since 2006);
                                                    Senior Portfolio Manager, BGI (1999-
                                                          2006).
Lee Sterne                Vice President            Head of U.S. Fixed Income Index and
(42)                      (since 2007).             iShares, BGI (since 2007); Senior
                                                    Portfolio Manager, BGI (2004-2007);
                                                    Portfolio Manager, BGI (2001-2004).

                                             PRINCIPAL OCCUPATION(S)
  NAME (AGE)          POSITION               DURING THE PAST 5 YEARS
-------------     ----------------     -----------------------------------
Matt Tucker       Vice President       Head of U.S. Fixed Income
(35)              (since 2007).        Investment Solutions, BGI (since
                                       2005); Fixed Income Investment
                                       Strategist, BGI (2003-2005); Fixed
                                       Income Portfolio Manager, BGI
                                       ( 1997-2003).



COMMITTEES OF THE BOARD OF TRUSTEES. Each Independent Trustee serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement);
(iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the calendar year ended December 31, 2007.

The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and
(vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Trustees. The Nominating and Governance Committee met four times during the calendar year ended December 31, 2007.

The following table sets forth, as of December 31, 2007, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a Fund is not listed below, the Trustee did not own any securities in that Fund as of the date indicated above:




                                                                                                  AGGREGATE DOLLAR RANGE
                                                                                                OF EQUITY SECURITIES IN ALL
                                                                                                   REGISTERED INVESTMENT
                                                                                                   COMPANIES OVERSEEN BY
                                                                     DOLLAR RANGE OF EQUITY        TRUSTEE IN FAMILY OF
  NAME OF TRUSTEE                        FUND                        SECURITIES IN THE FUND        INVESTMENT COMPANIES
------------------   --------------------------------------------   ------------------------   ----------------------------
Lee T. Kranefuss     iShares Lehman 1-3 Year Treasury Bond Fund     $50,001-$100,000           Over $100,000
                     iShares Russell 3000 Index Fund                Over $100,000
John E. Martinez     iShares MSCI EAFE Index Fund                   Over $100,000              Over $100,000
                     iShares Russell 1000 Index Fund                Over $100,000
                     iShares Russell 1000 Value Index Fund          Over $100,000
                     iShares Russell 2000 Index Fund                Over $100,000

                                                                                                   AGGREGATE DOLLAR RANGE
                                                                                                 OF EQUITY SECURITIES IN ALL
                                                                                                    REGISTERED INVESTMENT
                                                                                                    COMPANIES OVERSEEN BY
                                                                        DOLLAR RANGE OF EQUITY      TRUSTEE IN FAMILY OF
   NAME OF TRUSTEE                          FUND                        SECURITIES IN THE FUND      INVESTMENT COMPANIES
-------------------- ------------------------------------------------- ------------------------ ----------------------------
                     iShares S&P 500 Index Fund                        Over $100,000
George G.C. Parker   iShares Russell 2000 Index Fund                   $50,001-$100,000         Over $100,000
                     iShares Russell 2000 Value Index Fund             $50,001-$100,000
                     iShares S&P 100 Index Fund                        Over $100,000
                     iShares S&P 500 Value Index Fund                  Over $100,000
                     iShares S&P MidCap 400 Index Fund                 $ 10,001-$50,000
                     iShares S&P MidCap 400 Value Index Fund           Over $100,000
                     iShares S&P Small Cap 600 Index Fund              $ 10,001-$50,000
                     iShares Russell 1000 Value Index Fund             Over $100,000
                     iShares Dow Jones Select Dividend Index Fund      Over $100,000
                     iShares S&P 500 Index Fund                        Over $100,000
                     iShares MSCI Mexico Index Fund                    Over $100,000
                     iShares MSCI EAFE Index Fund                      Over $100,000
Cecilia H. Herbert   iShares FTSE/Xinhua China 25 Index Fund           Over $100,000            Over $100,000
                     iShares MSCI Emerging Markets Index Fund          $ 10,001-$50,000
                     iShares MSCI Hong Kong Index Fund                 $ 10,001-$50,000
                     iShares MSCI Japan Index Fund                     $ 10,001-$50,000
                     iShares Dow Jones U.S. Consumer Goods Sector      $ 10,001-$50,000
                     Index Fund
                     iShares Russell 1000 Index Fund                   $ 10,001-$50,000
                     iShares S&P Global Telecommunications Sector      $ 10,001-$50,000
                     Index Fund
                     iShares Dow Jones U.S. Technology Sector Index    $      1-$10,000
                     Fund
                     iShares S&P 500 Index Fund                        Over $100,000
Charles A. Hurty     iShares S&P 500 Index Fund                        $ 10,001-$50,000         Over $100,000
                     iShares FTSE/Xinhua China 25 Index Fund           $ 10,001-$50,000
                     iShares Dow Jones Financial Sector Index Fund     $ 10,001-$50,000
                     iShares Dow Jones U.S. Energy Sector Index Fund   $ 10,001-$50,000
                     iShares Dow Jones U.S. Technology Sector Index    $ 10,001-$50,000
                     Fund
                     iShares MSCI EAFE Index Fund                      $ 10,001-$50,000
                     iShares MSCI Japan Index Fund                     $ 10,001-$50,000
                     iShares Dow Jones Select Dividend Index Fund      $ 10,001-$50,000

                                                                                                  AGGREGATE DOLLAR RANGE
                                                                                                OF EQUITY SECURITIES IN ALL
                                                                                                   REGISTERED INVESTMENT
                                                                                                   COMPANIES OVERSEEN BY
                                                                       DOLLAR RANGE OF EQUITY      TRUSTEE IN FAMILY OF
  NAME OF TRUSTEE                         FUND                         SECURITIES IN THE FUND      INVESTMENT COMPANIES
------------------ -------------------------------------------------- ------------------------ ----------------------------
John E. Kerrigan   iShares MSCI Japan Index Fund                      Over $100,000            Over $100,000
                   iShares MSCI Pacific ex-Japan Index Fund           Over $100,000
                   iShares MSCI EAFE Index Fund                       Over $100,000
Robert H. Silver   iShares Dow Jones U.S. Broker-Dealers Index Fund   Over $100,000            Over $100,000
                   iShares MSCI EAFE Index Fund                       Over $100,000
                   iShares S&P 500 Index Fund                         Over $100,000
                   iShares Russell 2000 Index Fund                    Over $100,000
Darrell Duffie     N/A                                                $ 0                      $ 0



As of December 31, 2007, none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust ("Independent Trustees") or their immediate family members owned beneficially or of record any securities of BGFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under common control with BGFA or the Distributor.

REMUNERATION OF TRUSTEES. The Trust pays each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $90,000 for meetings of the Board attended by the Trustee; also the Trust pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. During the period January 1, 2007 through December 31, 2007, the Trust paid each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $75,000 for meetings of the Board attended by the Trustee; also the Trust paid Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2007:



                                                         PENSION OR
                                   AGGREGATE             RETIREMENT                                         TOTAL
                                 COMPENSATION       BENEFITS ACCRUED AS       ESTIMATED ANNUAL          COMPENSATION
                                   FROM THE            PART OF TRUST            BENEFITS UPON          FROM THE FUNDS
 NAME OF INTERESTED TRUSTEE          TRUST              EXPENSES/1/             RETIREMENT/1/        AND FUND COMPLEX/2/
---------------------------     --------------     ---------------------     ------------------     --------------------
Lee T. Kranefuss/3/                 $     0            Not Applicable          Not Applicable             $      0
John E. Martinez                    $75,000            Not Applicable          Not Applicable             $150,000


-------

/1/ No Trustee or officer is entitled to any pension or retirement benefits from the Trust.

/2/ Includes compensation for service on the Board of Directors of iShares, Inc.

/3/ Lee T. Kranefuss was not compensated by the Funds due to his employment with BGI during the time period reflected in the table.

The table below sets forth the total compensation paid to each Independent Trustee for the calendar year ended December 31, 2007:



                                   AGGREGATE              PENSION OR                                       TOTAL
                                 COMPENSATION   RETIREMENT BENEFITS ACCRUED AS   ESTIMATED ANNUAL      COMPENSATION
                                   FROM THE              PART OF TRUST             BENEFITS UPON      FROM THE FUNDS
 NAME OF INDEPENDENT TRUSTEE/1/      TRUST                EXPENSES/2/              RETIREMENT/2/    AND FUND COMPLEX/3/
------------------------------- -------------- -------------------------------- ------------------ --------------------
George G.C. Parker                 $100,000             Not Applicable            Not Applicable         $200,000
John E. Kerrigan                   $ 75,000             Not Applicable            Not Applicable         $150,000
Charles A. Hurty                   $ 95,000             Not Applicable            Not Applicable         $190,000
Cecilia H. Herbert                 $ 75,000             Not Applicable            Not Applicable         $150,000
Robert H. Silver*                  $ 56,250             Not Applicable            Not Applicable         $112,500


-------

*     Appointed to serve as Independent Trustee of the Trust effective March 9,
      2007.
/1/ Compensation is not shown for Darrell Duffie because he was appointed to serve as Independent Trustee of the Trust effective June 18, 2008.
/2/ No Trustee or officer is entitled to any pension or retirement benefits from the Trust.

/3/ Includes compensation for service on the Board of Directors of iShares, Inc.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

The Trustees and officers of the Trust collectively owned less than 1% of each of the Funds' outstanding shares as of June 30, 2008.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of June 30, 2008, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:



                                                                                        PERCENTAGE
                FUND                                       NAME                        OF OWNERSHIP
-----------------------------------    -------------------------------------------    -------------
iShares Nasdaq Biotechnology Index     Charles Schwab & Co., Inc.                          9.42%
  Fund
                                       111 Pavonia Ave.
                                       Jersey City, NJ 07310
                                       Citigroup Global Markets Inc.                       7.42%
                                       333 W 34th St.
                                       New York, NY 10001
                                       Merrill Lynch Safekeeping                           6.50%
                                       101 Hudson St.
                                       8th Floor
                                       Jersey City, New Jersey 07302
                                       National Financial Services LLC                     6.46%
                                       200 Liberty St.
                                       5th Floor
                                       New York, NY 10281
                                       JPMorgan Chase Bank, National Association           5.47%
                                       14201 Dallas Parkway
                                       12th Floor
                                       Dallas, TX 75240
iShares Russell 1000 Growth Index      Charles Schwab & Co., Inc.                         10.86%
  Fund
                                       111 Pavonia Ave.
                                       Jersey City, NJ 07310
                                       Citigroup Global Markets Inc.                       8.83%
                                       333 W 34th St.
                                       New York, NY 10001

                                                                                          PERCENTAGE
                 FUND                                        NAME                        OF OWNERSHIP
-------------------------------------    -------------------------------------------    -------------
                                         National Financial Services LLC                     7.11%
                                         200 Liberty St.
                                         5th Floor
                                         New York, NY 10281
                                         Merrill Lynch Safekeeping                           6.87%
                                         101 Hudson St.
                                         8th Floor
                                         Jersey City, New Jersey 07302
                                         JPMorgan Chase Bank, National Association           6.51%
                                         14201 Dallas Parkway
                                         12th Floor
                                         Dallas, TX 75240
                                         Mellon Trust of New England, National               5.21%
                                         Association
                                         Three Mellon Bank Center
                                         Floor 1533700
                                         Pittsburgh, PA 15259
iShares Russell 1000 Index Fund          Charles Schwab & Co., Inc.                         23.42%
                                         111 Pavonia Ave.
                                         Jersey City, NJ 07310
                                         National Financial Services LLC                    13.73%
                                         200 Liberty St.
                                         5th Floor
                                         New York, NY 10281
                                         Barclays Global Investors, N.A.                     5.14%
                                         400 Howard Street
                                         San Francisco, CA 94195
iShares Russell 1000 Value Index Fund    Charles Schwab & Co., Inc.                         10.61%
                                         111 Pavonia Ave.
                                         Jersey City, NJ 07310
                                         Citigroup Global Markets Inc.                       9.31%
                                         333 W 34th St.
                                         New York, NY 10001
                                         National Financial Services LLC                     8.88%
                                         200 Liberty St.
                                         5th Floor
                                         New York, NY 10281
                                         Goldman, Sachs & Co.                                8.16%
                                         30 Hudson St.
                                         16th Floor
                                         Jersey City, NJ 07302
                                         Merrill Lynch Safekeeping                           6.61%
                                         101 Hudson St.
                                         8th Floor
                                         Jersey City, New Jersey 07302
                                         Pershing LLC                                        5.42%
                                         One Pershing Plaza
                                         Jersey City, NJ 07399

                                                                                    PERCENTAGE
                 FUND                                     NAME                     OF OWNERSHIP
-------------------------------------    -------------------------------------    -------------
iShares Russell 2000 Growth Index        Charles Schwab & Co., Inc.                    8.84%
  Fund
                                         111 Pavonia Ave.
                                         Jersey City, NJ 07310
                                         National Financial Services LLC               7.74%
                                         200 Liberty St.
                                         5th Floor
                                         New York, NY 10281
                                         Citigroup Global Markets Inc.                 7.66%
                                         333 W 34th St.
                                         New York, NY 10001
iShares Russell 2000 Index Fund          Barclays Global Investors, N.A.              21.86%
                                         400 Howard Street
                                         San Francisco, CA 94195
                                         Charles Schwab & Co., Inc.                   10.55%
                                         111 Pavonia Ave.
                                         Jersey City, NJ 07310
                                         National Financial Services LLC               6.60%
                                         200 Liberty St.
                                         5th Floor
                                         New York, NY 10281
iShares Russell 2000 Value Index Fund    Charles Schwab & Co., Inc.                   13.56%
                                         111 Pavonia Ave.
                                         Jersey City, NJ 07310
                                         National Financial Services LLC              10.12%
                                         200 Liberty St.
                                         5th Floor
                                         New York, NY 10281
                                         Citigroup Global Markets Inc.                 6.58%
                                         333 W 34th St.
                                         New York, NY 10001
iShares Russell 3000 Growth Index        State Street Bank and Trust Company          18.35%
  Fund
                                         1776 Heritage Dr.
                                         North Quincy, MA 02171
                                         Charles Schwab & Co., Inc.                   12.88%
                                         111 Pavonia Ave.
                                         Jersey City, NJ 07310
                                         Brown Brothers Harriman & Co.                11.77%
                                         525 Washington Blvd.
                                         11th Floor
                                         Jersey City, NJ 07310
                                         National Financial Services LLC               8.34%
                                         200 Liberty St.
                                         5th Floor
                                         New York, NY 10281
                                         Pershing LLC                                  6.58%
                                         One Pershing Plaza
                                         Jersey City, NJ 07399

                                                                                      PERCENTAGE
                 FUND                                      NAME                      OF OWNERSHIP
-------------------------------------    ---------------------------------------    -------------
iShares Russell 3000 Index Fund          Charles Schwab & Co., Inc.                      15.85%
                                         111 Pavonia Ave.
                                         Jersey City, NJ 07310
                                         Northern Trust Company, The                     12.09%
                                         801 South Canal St.
                                         Chicago, IL 60612
                                         National Financial Services LLC                 11.41%
                                         200 Liberty St.
                                         5th Floor
                                         New York, NY 10281
                                         State Street Bank and Trust Company              9.51%
                                         1776 Heritage Dr.
                                         North Quincy, MA 02171
                                         Mellon Trust of New England, National            6.91%
                                         Association
                                         Three Mellon Bank Center
                                         Floor 1533700
                                         Pittsburgh, PA 15259
iShares Russell 3000 Value Index Fund    Mellon Trust of New England, National           18.07%
                                         Association
                                         Three Mellon Bank Center
                                         Floor 1533700
                                         Pittsburgh, PA 15259
                                         Charles Schwab & Co., Inc.                       9.45%
                                         111 Pavonia Ave.
                                         Jersey City, NJ 07310
                                         National Financial Services LLC                  9.19%
                                         200 Liberty St.
                                         5th Floor
                                         New York, NY 10281
                                         Pershing LLC                                     7.20%
                                         One Pershing Plaza
                                         Jersey City, NJ 07399
                                         Deutsche Bank Securities, Inc.                   6.34%
                                         1251 Avenue of the Americas
                                         New York, NY 10020
iShares Russell Microcap Index Fund      Charles Schwab & Co., Inc.                      30.64%
                                         111 Pavonia Ave.
                                         Jersey City, NJ 07310
                                         National Financial Services LLC                 15.29%
                                         200 Liberty St.
                                         5th Floor
                                         New York, NY 10281
                                         Pershing LLC                                     7.72%
                                         One Pershing Plaza
                                         Jersey City, NJ 07399
                                         TD Ameritrade Clearing, Inc.                     6.38%
                                         1005 N Ameritrade Place
                                         Bellevue, NE 68005

                                                                                         PERCENTAGE
                FUND                                        NAME                        OF OWNERSHIP
------------------------------------    -------------------------------------------    -------------
iShares Russell Midcap Growth Index     National Financial Services LLC                     11.82%
  Fund
                                        200 Liberty St.
                                        5th Floor
                                        New York, NY 10281
                                        Citigroup Global Markets Inc.                       10.55%
                                        333 W 34th St.
                                        New York, NY 10001
                                        Charles Schwab & Co., Inc.                           7.02%
                                        111 Pavonia Ave.
                                        Jersey City, NJ 07310
                                        JPMorgan Chase Bank, National Association            6.93%
                                        14201 Dallas Parkway
                                        12th Floor
                                        Dallas, TX 75240
iShares Russell Midcap Index Fund       Charles Schwab & Co., Inc.                          10.30%
                                        111 Pavonia Ave.
                                        Jersey City, NJ 07310
                                        National Financial Services LLC                      7.63%
                                        200 Liberty St.
                                        5th Floor
                                        New York, NY 10281
                                        JPMorgan Chase Bank, National Association            5.66%
                                        14201 Dallas Parkway
                                        12th Floor
                                        Dallas, TX 75240
iShares Russell Midcap Value Index      National Financial Services LLC                     10.70%
  Fund
                                        200 Liberty St.
                                        5th Floor
                                        New York, NY 10281
                                        Charles Schwab & Co., Inc.                           9.82%
                                        111 Pavonia Ave.
                                        Jersey City, NJ 07310
                                        Citigroup Global Markets Inc.                        9.10%
                                        333 W 34th St.
                                        New York, NY 10001
                                        Pershing LLC                                         7.48%
                                        One Pershing Plaza
                                        Jersey City, NJ 07399
                                        Bank of New York, The                                5.21%
                                        One Wall Street
                                        New York, NY 10286
iShares S&P 100 Index Fund              Charles Schwab & Co., Inc.                          18.07%
                                        111 Pavonia Ave.
                                        Jersey City, NJ 07310

                                                                                      PERCENTAGE
               FUND                                      NAME                        OF OWNERSHIP
----------------------------------    ------------------------------------------    -------------
                                      Brown Brothers Harriman & Co.                      9.74%
                                      525 Washington Blvd.
                                      11th Floor
                                      Jersey City, NJ 07310
                                      National Financial Services LLC                    9.47%
                                      200 Liberty St.
                                      5th Floor
                                      New York, NY 10281
iShares S&P 1500 Index Fund           Charles Schwab & Co., Inc.                        16.25%
                                      111 Pavonia Ave.
                                      Jersey City, NJ 07310
                                      National Financial Services LLC                   13.23%
                                      200 Liberty St.
                                      5th Floor
                                      New York, NY 10281
                                      Bank of America, National Association              8.30%
                                      411 N Akard St.
                                      5th Floor
                                      Dallas, TX 75201
                                      Fifth Third Bank, The                              7.24%
                                      5001 Kingsley Dr.
                                      Cincinnati, OH 45263
                                      Baird (Robert W.)& Co. Incorporated                5.91%
                                      777 E Wisconsin Ave.
                                      Milwaukee, WI 53202
                                      Goldman Sachs Execution & Clearing, L.P.           5.76%
                                      30 Hudson St.
                                      16th Floor
                                      Jersey City, NJ 07302
iShares S&P 500 Growth Index Fund     Charles Schwab & Co., Inc.                        12.33%
                                      111 Pavonia Ave.
                                      Jersey City, NJ 07310
                                      Morgan Stanley DW Inc.                             8.32%
                                      Habourside Financial Center
                                      Plaza 3 1st Floor
                                      Jersey City, NJ 07311
                                      Merrill Lynch Safekeeping                          7.66%
                                      101 Hudson St.
                                      8th Floor
                                      Jersey City, New Jersey 07302
                                      National Financial Services LLC                    7.58%
                                      200 Liberty St.
                                      5th Floor
                                      New York, NY 10281
                                      Brown Brothers Harriman & Co.                      6.79%
                                      525 Washington Blvd.
                                      11th Floor
                                      Jersey City, NJ 07310

                                                                                       PERCENTAGE
               FUND                                      NAME                         OF OWNERSHIP
---------------------------------    --------------------------------------------    -------------
iShares S&P 500 Index Fund           Charles Schwab & Co., Inc.                           15.87%
                                     111 Pavonia Ave.
                                     Jersey City, NJ 07310
                                     National Financial Services LLC                       7.03%
                                     200 Liberty St.
                                     5th Floor
                                     New York, NY 10281
                                     Barclays Global Investors, N.A.                       6.96%
                                     400 Howard Street
                                     San Francisco, CA 94195
                                     Brown Brothers Harriman & Co.                         6.56%
                                     525 Washington Blvd.
                                     11th Floor
                                     Jersey City, NJ 07310
iShares S&P 500 Value Index Fund     Charles Schwab & Co., Inc.                           15.78%
                                     111 Pavonia Ave.
                                     Jersey City, NJ 07310
                                     Morgan Stanley DW Inc.                                9.93%
                                     Habourside Financial Center
                                     Plaza 3 1st Floor
                                     Jersey City, NJ 07311
                                     National Financial Services LLC                       9.89%
                                     200 Liberty St.
                                     5th Floor
                                     New York, NY 10281
                                     Merrill Lynch Safekeeping                             8.09%
                                     101 Hudson St.
                                     8th Floor
                                     Jersey City, New Jersey 07302
iShares S&P Asia 50 Index Fund       Brown Brothers Harriman & Co.                        18.55%
                                     525 Washington Blvd.
                                     11th Floor
                                     Jersey City, NJ 07310
                                     Charles Schwab & Co., Inc.                           10.64%
                                     111 Pavonia Ave.
                                     Jersey City, NJ 07310
                                     Merrill Lynch, Pierce, Fenner & Smith Inc.            8.54%
                                     101 Hudson St.
                                     8th Floor
                                     Jersey City, NJ 07302
                                     Pershing LLC                                          8.48%
                                     One Pershing Plaza
                                     Jersey City, NJ 07399
                                     National Financial Services LLC                       7.65%
                                     200 Liberty St.
                                     5th Floor
                                     New York, NY 10281

                                                                                       PERCENTAGE
               FUND                                       NAME                        OF OWNERSHIP
----------------------------------    -------------------------------------------    -------------
                                      Citigroup Global Markets Inc.                       7.34%
                                      333 W 34th St.
                                      New York, NY 10001
                                      Citibank, N.A.                                      6.62%
                                      3800 Citicorp Center Tampa
                                      Building B/ Floor 1
                                      Tampa, FL 33610
                                      Bear Stearns Securities Corp.                       5.78%
                                      One Metrotech Center North
                                      Brooklyn, NY 11201
iShares S&P Europe 350 Index Fund     Charles Schwab & Co., Inc.                         10.86%
                                      111 Pavonia Ave.
                                      Jersey City, NJ 07310
                                      National Financial Services LLC                     6.82%
                                      200 Liberty St.
                                      5th Floor
                                      New York, NY 10281
                                      CDS Clearing and Depository Services Inc.           6.26%
                                      Canaccord Tower
                                      609 Granville St.
                                      8th Floor
                                      Vancouver, BC V7Y1J8
                                      Brown Brothers Harriman & Co.                       5.70%
                                      525 Washington Blvd.
                                      11th Floor
                                      Jersey City, NJ 07310
                                      Merrill Lynch Safekeeping                           5.40%
                                      101 Hudson St.
                                      8th Floor
                                      Jersey City, New Jersey 07302
                                      JPMorgan Chase Bank, National Association           5.20%
                                      14201 Dallas Parkway
                                      12th Floor
                                      Dallas, TX 75240
                                      Citibank, N.A.                                      5.03%
                                      3800 Citicorp Center Tampa
                                      Building B/ Floor 1
                                      Tampa, FL 33610
iShares S&P Global 100 Index Fund     Mellon Trust of New England, National              25.75%
                                      Association
                                      Three Mellon Bank Center
                                      Floor 1533700
                                      Pittsburgh, PA 15259
                                      Merrill Lynch Safekeeping                           7.52%
                                      101 Hudson St.
                                      8th Floor
                                      Jersey City, New Jersey 07302

                                                                                        PERCENTAGE
                FUND                                       NAME                        OF OWNERSHIP
------------------------------------    ------------------------------------------    -------------
                                        Charles Schwab & Co., Inc.                         6.94%
                                        111 Pavonia Ave.
                                        Jersey City, NJ 07310
                                        National Financial Services LLC                    5.96%
                                        200 Liberty St.
                                        5th Floor
                                        New York, NY 10281
iShares S&P Global Consumer             Goldman Sachs Execution & Clearing, L.P.          24.92%
  Discretionary Sector Index
Fund                                    30 Hudson St.
                                        16th Floor
                                        Jersey City, NJ 07302
                                        Citigroup Global Markets Inc.                     21.68%
                                        333 W 34th St.
                                        New York, NY 10001
                                        Brown Brothers Harriman & Co.                     11.23%
                                        525 Washington Blvd.
                                        11th Floor
                                        Jersey City, NJ 07310
                                        Merrill Lynch Safekeeping                          6.28%
                                        101 Hudson St.
                                        8th Floor
                                        Jersey City, New Jersey 07302
                                        Citibank, N.A.                                     5.08%
                                        3800 Citicorp Center Tampa
                                        Building B/ Floor 1
                                        Tampa, FL 33610
iShares S&P Global Consumer Staples     Brown Brothers Harriman & Co.                     28.21%
  Sector Index Fund
                                        525 Washington Blvd.
                                        11th Floor
                                        Jersey City, NJ 07310
                                        Merrill Lynch Safekeeping                         13.98%
                                        101 Hudson St.
                                        8th Floor
                                        Jersey City, New Jersey 07302
                                        National Financial Services LLC                    8.27%
                                        200 Liberty St.
                                        5th Floor
                                        New York, NY 10281
                                        Pershing LLC                                       7.34%
                                        One Pershing Plaza
                                        Jersey City, NJ 07399
                                        Charles Schwab & Co., Inc.                         5.56%
                                        111 Pavonia Ave.
                                        Jersey City, NJ 07310
iShares S&P Global Energy Sector        National Financial Services LLC                   13.39%
  Index Fund
                                        200 Liberty St.
                                        5th Floor
                                        New York, NY 10281

                                                                                PERCENTAGE
                 FUND                                   NAME                   OF OWNERSHIP
-------------------------------------    ---------------------------------    -------------
                                         Brown Brothers Harriman & Co.             13.39%
                                         525 Washington Blvd.
                                         11th Floor
                                         Jersey City, NJ 07310
                                         Charles Schwab & Co., Inc.                10.12%
                                         111 Pavonia Ave.
                                         Jersey City, NJ 07310
                                         Merrill Lynch Safekeeping                  7.02%
                                         101 Hudson St.
                                         8th Floor
                                         Jersey City, New Jersey 07302
                                         Pershing LLC                               6.19%
                                         One Pershing Plaza
                                         Jersey City, NJ 07399
iShares S&P Global Financials Sector     Charles Schwab & Co., Inc.                13.25%
  Index Fund
                                         111 Pavonia Ave.
                                         Jersey City, NJ 07310
                                         National Financial Services LLC           11.97%
                                         200 Liberty St.
                                         5th Floor
                                         New York, NY 10281
                                         Brown Brothers Harriman & Co.              7.63%
                                         525 Washington Blvd.
                                         11th Floor
                                         Jersey City, NJ 07310
                                         Pershing LLC                               5.82%
                                         One Pershing Plaza
                                         Jersey City, NJ 07399
                                         Citigroup Global Markets Inc.              5.26%
                                         333 W 34th St.
                                         New York, NY 10001
                                         UBS Financial Services Inc.                5.09%
                                         1000 Harbor Blvd.
                                         4th Floor
                                         Weehawken, NJ 07087
                                         TD Ameritrade Clearing, Inc.               5.06%
                                         1005 N Ameritrade Place
                                         Bellevue, NE 68005
iShares S&P Global Healthcare Sector     Merrill Lynch Safekeeping                 12.66%
  Index Fund
                                         101 Hudson St.
                                         8th Floor
                                         Jersey City, New Jersey 07302
                                         Charles Schwab & Co., Inc.                11.88%
                                         111 Pavonia Ave.
                                         Jersey City, NJ 07310
                                         National Financial Services LLC            9.72%
                                         200 Liberty St.
                                         5th Floor
                                         New York, NY 10281

                                                                             PERCENTAGE
               FUND                                  NAME                   OF OWNERSHIP
----------------------------------    ---------------------------------    -------------
                                      Citigroup Global Markets Inc.             6.40%
                                      333 W 34th St.
                                      New York, NY 10001
                                      Pershing LLC                              5.33%
                                      One Pershing Plaza
                                      Jersey City, NJ 07399
iShares S&P Global Industrials        Citibank, N.A.                           16.77%
  Sector Index Fund
                                      3800 Citicorp Center Tampa
                                      Building B/ Floor 1
                                      Tampa, FL 33610
                                      Brown Brothers Harriman & Co.            15.26%
                                      525 Washington Blvd.
                                      11th Floor
                                      Jersey City, NJ 07310
                                      Citigroup Global Markets Inc.            13.57%
                                      333 W 34th St.
                                      New York, NY 10001
                                      National Financial Services LLC           8.05%
                                      200 Liberty St.
                                      5th Floor
                                      New York, NY 10281
                                      First National Bank of Omaha              7.56%
                                      P.O. Box 3327
                                      Omaha, NE 68103
                                      Charles Schwab & Co., Inc.                5.38%
                                      111 Pavonia Ave.
                                      Jersey City, NJ 07310
                                      Merrill Lynch Safekeeping                 5.11%
                                      101 Hudson St.
                                      8th Floor
                                      Jersey City, New Jersey 07302
iShares S&P Global Infrastructure     National Financial Services LLC          17.85%
  Index Fund
                                      200 Liberty St.
                                      5th Floor
                                      New York, NY 10281
                                      ABN AMRO Incorporated                    11.75%
                                      499 Washington Blvd.
                                      14th Floor
                                      Jersey City, NJ 07310
                                      Pershing LLC                              7.76%
                                      One Pershing Plaza
                                      Jersey City, NJ 07399
                                      Merrill Lynch Safekeeping                 7.34%
                                      101 Hudson St.
                                      8th Floor
                                      Jersey City, New Jersey 07302
                                      Charles Schwab & Co., Inc.                6.45%
                                      111 Pavonia Ave.
                                      Jersey City, NJ 07310

                                                                                      PERCENTAGE
                 FUND                                      NAME                      OF OWNERSHIP
-------------------------------------    ---------------------------------------    -------------
                                         TD Ameritrade Clearing, Inc.                    5.86%
                                         1005 N Ameritrade Place
                                         Bellevue, NE 68005
                                         Citigroup Global Markets Inc.                   5.04%
                                         333 W 34th St.
                                         New York, NY 10001
iShares S&P Global Materials Sector      Brown Brothers Harriman & Co.                  18.78%
  Index Fund
                                         525 Washington Blvd.
                                         11th Floor
                                         Jersey City, NJ 07310
                                         National Financial Services LLC                10.56%
                                         200 Liberty St.
                                         5th Floor
                                         New York, NY 10281
                                         Charles Schwab & Co., Inc.                      9.20%
                                         111 Pavonia Ave.
                                         Jersey City, NJ 07310
                                         Mellon Trust of New England, National           7.75%
                                         Association
                                         Three Mellon Bank Center
                                         Floor 1533700
                                         Pittsburgh, PA 15259
                                         State Street Bank and Trust Company             6.44%
                                         1776 Heritage Dr.
                                         North Quincy, MA 02171
                                         Pershing LLC                                    5.20%
                                         One Pershing Plaza
                                         Jersey City, NJ 07399
iShares S&P Global Technology Sector     Charles Schwab & Co., Inc.                     16.75%
  Index Fund
                                         111 Pavonia Ave.
                                         Jersey City, NJ 07310
                                         Merrill Lynch Safekeeping                      10.18%
                                         101 Hudson St.
                                         8th Floor
                                         Jersey City, New Jersey 07302
                                         UBS Financial Services Inc.                     5.83%
                                         1000 Harbor Blvd.
                                         4th Floor
                                         Weehawken, NJ 07087
iShares S&P Global                       Brown Brothers Harriman & Co.                  18.77%
  Telecommunications Sector Index
Fund                                     525 Washington Blvd.
                                         11th Floor
                                         Jersey City, NJ 07310
                                         Charles Schwab & Co., Inc.                     10.99%
                                         111 Pavonia Ave.
                                         Jersey City, NJ 07310

                                                                               PERCENTAGE
                FUND                                   NAME                   OF OWNERSHIP
------------------------------------    ---------------------------------    -------------
                                        Merrill Lynch Safekeeping                 8.12%
                                        101 Hudson St.
                                        8th Floor
                                        Jersey City, New Jersey 07302
                                        National City Bank                        6.52%
                                        4100 West 150 St.
                                        Cleveland, OH 44135
iShares S&P Global Utilities Sector     Brown Brothers Harriman & Co.            30.66%
  Index Fund
                                        525 Washington Blvd.
                                        11th Floor
                                        Jersey City, NJ 07310
                                        National Financial Services LLC          13.62%
                                        200 Liberty St.
                                        5th Floor
                                        New York, NY 10281
                                        Charles Schwab & Co., Inc.               10.78%
                                        111 Pavonia Ave.
                                        Jersey City, NJ 07310
                                        Citigroup Global Markets Inc.             6.90%
                                        333 W 34th St.
                                        New York, NY 10001
                                        Pershing LLC                              5.70%
                                        One Pershing Plaza
                                        Jersey City, NJ 07399
iShares S&P Latin America 40 Index      Brown Brothers Harriman & Co.            11.00%
  Fund
                                        525 Washington Blvd.
                                        11th Floor
                                        Jersey City, NJ 07310
                                        National Financial Services LLC          10.05%
                                        200 Liberty St.
                                        5th Floor
                                        New York, NY 10281
                                        Charles Schwab & Co., Inc.                8.34%
                                        111 Pavonia Ave.
                                        Jersey City, NJ 07310
                                        Merrill Lynch Safekeeping                 5.36%
                                        101 Hudson St.
                                        8th Floor
                                        Jersey City, New Jersey 07302
                                        Pershing LLC                              5.26%
                                        One Pershing Plaza
                                        Jersey City, NJ 07399
iShares S&P MidCap 400 Growth Index     A.G. Edwards & Sons, Inc.                13.46%
  Fund
                                        One North Jefferson Ave.
                                        St. Louis, MO 63103
                                        Charles Schwab & Co., Inc.               10.34%
                                        111 Pavonia Ave.
                                        Jersey City, NJ 07310

                                                                              PERCENTAGE
                FUND                                  NAME                   OF OWNERSHIP
-----------------------------------    ---------------------------------    -------------
                                       National Financial Services LLC           7.20%
                                       200 Liberty St.
                                       5th Floor
                                       New York, NY 10281
                                       Morgan Stanley DW Inc.                    6.76%
                                       Habourside Financial Center
                                       Plaza 3 1st Floor
                                       Jersey City, NJ 07311
                                       First Clearing, LLC                       5.25%
                                       901 East Byrd St.
                                       Richmond, VA 23219
iShares S&P MidCap 400 Index Fund      Charles Schwab & Co., Inc.               14.60%
                                       111 Pavonia Ave.
                                       Jersey City, NJ 07310
                                       National Financial Services LLC           8.74%
                                       200 Liberty St.
                                       5th Floor
                                       New York, NY 10281
                                       Barclays Global Investors, N.A.           6.00%
                                       400 Howard Street
                                       San Francisco, CA 94195
                                       TD Ameritrade Clearing, Inc.              5.38%
                                       1005 N Ameritrade Place
                                       Bellevue, NE 68005
iShares S&P MidCap 400 Value Index     Charles Schwab & Co., Inc.               12.34%
  Fund
                                       111 Pavonia Ave.
                                       Jersey City, NJ 07310
                                       A.G. Edwards & Sons, Inc.                11.60%
                                       One North Jefferson Ave.
                                       St. Louis, MO 63103
                                       National Financial Services LLC           9.09%
                                       200 Liberty St.
                                       5th Floor
                                       New York, NY 10281
                                       Morgan Stanley DW Inc.                    6.63%
                                       Habourside Financial Center
                                       Plaza 3 1st Floor
                                       Jersey City, NJ 07311
                                       Merrill Lynch Safekeeping                 5.48%
                                       101 Hudson St.
                                       8th Floor
                                       Jersey City, New Jersey 07302
                                       Pershing LLC                              5.10%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399

                                                                               PERCENTAGE
                FUND                                   NAME                   OF OWNERSHIP
------------------------------------    ---------------------------------    -------------
iShares S&P U.S. Preferred Stock        Merrill Lynch Safekeeping                 20.49%
  Index Fund
                                        101 Hudson St.
                                        8th Floor
                                        Jersey City, New Jersey 07302
                                        Charles Schwab & Co., Inc.                16.11%
                                        111 Pavonia Ave.
                                        Jersey City, NJ 07310
                                        National Financial Services LLC           11.02%
                                        200 Liberty St.
                                        5th Floor
                                        New York, NY 10281
                                        First Clearing, LLC                        6.19%
                                        901 East Byrd St.
                                        Richmond, VA 23219
                                        Pershing LLC                               5.02%
                                        One Pershing Plaza
                                        Jersey City, NJ 07399
iShares S&P SmallCap 600 Growth         Charles Schwab & Co., Inc.                16.44%
  Index Fund
                                        111 Pavonia Ave.
                                        Jersey City, NJ 07310
                                        National Financial Services LLC           10.47%
                                        200 Liberty St.
                                        5th Floor
                                        New York, NY 10281
                                        Merrill Lynch Safekeeping                  8.07%
                                        101 Hudson St.
                                        8th Floor
                                        Jersey City, New Jersey 07302
                                        Morgan Stanley DW Inc.                     7.56%
                                        Habourside Financial Center
                                        Plaza 3 1st Floor
                                        Jersey City, NJ 07311
                                        Citigroup Global Markets Inc.              6.53%
                                        333 W 34th St.
                                        New York, NY 10001
                                        Pershing LLC                               5.17%
                                        One Pershing Plaza
                                        Jersey City, NJ 07399
iShares S&P SmallCap 600 Index Fund     Charles Schwab & Co., Inc.                15.87%
                                        111 Pavonia Ave.
                                        Jersey City, NJ 07310
                                        National Financial Services LLC            8.74%
                                        200 Liberty St.
                                        5th Floor
                                        New York, NY 10281
                                        Northern Trust Company, The                5.14%
                                        801 South Canal St.
                                        Chicago, IL 60612

                                                                                PERCENTAGE
                 FUND                                   NAME                   OF OWNERSHIP
-------------------------------------    ---------------------------------    -------------
iShares S&P SmallCap 600 Value Index     Charles Schwab & Co., Inc.                18.38%
  Fund
                                         111 Pavonia Ave.
                                         Jersey City, NJ 07310
                                         National Financial Services LLC           11.97%
                                         200 Liberty St.
                                         5th Floor
                                         New York, NY 10281
                                         Morgan Stanley DW Inc.                     7.25%
                                         Habourside Financial Center
                                         Plaza 3 1st Floor
                                         Jersey City, NJ 07311
                                         Merrill Lynch Safekeeping                  7.22%
                                         101 Hudson St.
                                         8th Floor
                                         Jersey City, New Jersey 07302
                                         TD Ameritrade Clearing, Inc.               5.90%
                                         1005 N Ameritrade Place
                                         Bellevue, NE 68005
                                         Pershing LLC                               5.60%
                                         One Pershing Plaza
                                         Jersey City, NJ 07399
                                         Citigroup Global Markets Inc.              5.49%
                                         333 W 34th St.
                                         New York, NY 10001
iShares S&P/TOPIX 150 Index Fund         Brown Brothers Harriman & Co.             12.13%
                                         525 Washington Blvd.
                                         11th Floor
                                         Jersey City, NJ 07310
                                         Merrill Lynch Safekeeping                 11.52%
                                         101 Hudson St.
                                         8th Floor
                                         Jersey City, New Jersey 07302
                                         National Financial Services LLC            9.02%
                                         200 Liberty St.
                                         5th Floor
                                         New York, NY 10281
                                         Charles Schwab & Co., Inc.                 6.88%
                                         111 Pavonia Ave.
                                         Jersey City, NJ 07310
                                         UBS Financial Services Inc.                5.96%
                                         1000 Harbor Blvd.
                                         4th Floor
                                         Weehawken, NJ 07087
                                         Morgan Stanley DW Inc.                     5.84%
                                         Habourside Financial Center
                                         Plaza 3 1st Floor
                                         Jersey City, NJ 07311

                                                                                        PERCENTAGE
                FUND                                       NAME                        OF OWNERSHIP
-----------------------------------    -------------------------------------------    -------------
iShares S&P Developed ex-U.S.          Charles Schwab & Co., Inc.                          25.11%
  Property Index Fund
                                       111 Pavonia Ave.
                                       Jersey City, NJ 07310
                                       National Financial Services LLC                     17.88%
                                       200 Liberty St.
                                       5th Floor
                                       New York, NY 10281
                                       JPMorgan Chase Bank, National Association            9.10%
                                       14201 Dallas Parkway
                                       12th Floor
                                       Dallas, TX 75240
                                       Pershing LLC                                         7.66%
                                       One Pershing Plaza
                                       Jersey City, NJ 07399
                                       Citigroup Global Markets Inc.                        5.68%
                                       333 W 34th St.
                                       New York, NY 10001


Investment Advisory, Administrative and Distribution Services

INVESTMENT ADVISER. BGFA serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of each Fund, and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

Effective August 1, 2008, for its investment advisory services to the iShares S&P Global Consumer Discretionary Sector Index Fund, iShares S&P Global Consumer Staples Sector Index Fund, iShares S&P Global Energy Sector Index Fund, iShares S&P Global Financials Sector Index Fund, iShares S&P Global Healthcare Sector Index Fund, iShares S&P Global Industrials Sector Index Fund, iShares S&P Global Infrastructure Index Fund, iShares S&P Global Materials Sector Index Fund, iShares S&P Global Technology Sector Index Fund, iShares S&P Global Telecommunications Sector Index Fund, iShares S&P Global Utilities Sector Index Fund and certain other iShares funds (iShares S&P North American Natural Resources Sector Index Fund, iShares S&P North American Technology-Multimedia Networking Index Fund, iShares S&P North American Technology-Semiconductors Index Fund, iShares S&P North American Technology-Software Index Fund, iShares S&P North American Technology Sector Index Fund, iShares S&P Global Clean Energy Index Fund, iShares S&P Global Nuclear Energy Index Fund and iShares S&P Global Timber & Forestry Index Fund, which are offered in separate SAIs), BGFA is paid a management fee based on each Fund's allocable portion of: 0.48% per annum of the aggregate net assets of those Funds less than or equal to $10.0 billion; plus 0.43% per annum of the aggregate net assets of those Funds in excess of $10.0 billion.

Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of each Fund), BGFA is responsible for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense and taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses. For its investment management services to each Fund, BGFA is paid a management fee at the annual rates (as a percentage of such Fund's average net assets) set forth below.

The following table sets forth the management fees paid by each Fund for the fiscal years noted:



                                                                        MANAGEMENT         MANAGEMENT         MANAGEMENT
                                                                         FEES PAID          FEES PAID         FEES PAID
                                                           FUND         FOR FISCAL         FOR FISCAL         FOR FISCAL
                                         MANAGEMENT     INCEPTION       YEAR ENDED         YEAR ENDED         YEAR ENDED
FUND                                         FEE           DATE       MARCH 31, 2008     MARCH 31, 2007     MARCH 31, 2006
-------------------------------------   ------------   -----------   ----------------   ----------------   ---------------
iShares Nasdaq Biotechnology Index          0.48  %     02/05/01        $ 6,702,538        $ 7,783,648       $ 7,769,619
  Fund
iShares Russell 1000 Growth Index           0.20  %     05/22/00         24,387,208         13,130,121         8,840,582
  Fund
iShares Russell 1000 Index Fund             0.15  %     05/15/00          5,458,975          4,288,636         3,495,318
iShares Russell 1000 Value Index Fund       0.20  %     05/22/00         19,588,129         15,539,653        10,905,088
iShares Russell 2000 Growth Index           0.25  %     07/24/00          7,648,476          6,861,855         5,719,225
  Fund
iShares Russell 2000 Index Fund             0.20  %     05/22/00         21,717,682         19,597,396        14,996,305
iShares Russell 2000 Value Index Fund       0.25  %     07/24/00         10,180,559          9,532,263         7,268,551
iShares Russell 3000 Growth Index           0.25  %     07/24/00            817,450            622,540           453,625
  Fund
iShares Russell 3000 Index Fund             0.20  %     05/22/00          5,908,123          4,966,917         3,985,670
iShares Russell 3000 Value Index Fund       0.25  %     07/24/00          1,704,933          1,427,991         1,061,219
iShares Russell Microcap Index Fund         0.60  %     08/12/05          1,665,414          1,411,724           377,476
iShares Russell Midcap Growth Index         0.25  %     07/17/01          6,975,646          3,815,806         2,812,605
  Fund
iShares Russell Midcap Index Fund           0.20  %     07/17/01          7,473,806          5,055,534         3,117,428
iShares Russell Midcap Value Index          0.25  %     07/17/01          8,425,596          6,546,825         4,144,509
  Fund
iShares S&P 100 Index Fund                  0.20  %     10/23/00          8,376,785          4,703,033         1,503,867
iShares S&P 500 Growth Index Fund           0.18  %     05/22/00          9,978,138          6,916,480         5,353,434
iShares S&P 500 Index Fund                 0.0945%      05/15/00         17,731,276         16,590,240        13,128,784
iShares S&P 500 Value Index Fund            0.18  %     05/22/00          7,950,473          6,922,627         5,353,021
iShares S&P 1500 Index Fund                 0.20  %     01/20/04            450,692            336,025           241,389
iShares S&P Europe 350 Index Fund           0.60  %     07/25/00         16,743,473         12,280,423         7,555,788
iShares S&P Global 100 Index Fund           0.40  %     12/05/00          3,444,128          2,212,235         1,475,948
iShares S&P Global Consumer
Discretionary
 Sector Index Fund                          0.48  %     09/12/06            147,727             74,965           N/A
iShares S&P Global Consumer Staples
Sector
 Index Fund                                 0.48  %     09/12/06            543,820             69,732           N/A
iShares S&P Global Energy Sector            0.48  %     11/12/01          4,363,627          3,466,213         3,363,017
  Index Fund
iShares S&P Global Financials Sector
Index
 Fund                                       0.48  %     11/12/01          1,352,723          1,162,400           603,553
iShares S&P Global Healthcare Sector
Index
 Fund                                       0.48  %     11/13/01          3,536,842          3,166,195         2,635,027
iShares S&P Global Industrials
Sector Index
 Fund                                       0.48  %     09/12/06            621,928             65,314           N/A
iShares S&P Global Infrastructure           0.48  %     12/10/07             33,776            N/A               N/A
  Index Fund
iShares S&P Global Materials Sector
Index
 Fund                                       0.48  %     09/12/06          1,413,523             94,999           N/A
iShares S&P Global Technology Sector
Index
 Fund                                       0.48  %     11/12/01          1,566,792            717,901           430,798
iShares S&P Global
Telecommunications Sector
 Index Fund                                 0.48  %     11/12/01          1,979,576            656,395           340,189
iShares S&P Global Utilities Sector         0.48  %     09/12/06            573,046             68,272           N/A
  Index Fund
iShares S&P Latin America 40 Index          0.50  %     10/25/01         13,618,739          6,850,593         4,292,113
  Fund
iShares S&P Asia 50 Index Fund              0.50  %     11/13/07             26,040            N/A               N/A
iShares S&P MidCap 400 Growth Index         0.25  %     07/24/00          5,250,881          4,468,665         3,756,882
  Fund
iShares S&P MidCap 400 Index Fund           0.20  %     05/22/00          9,737,026          8,065,455         6,076,818
iShares S&P MidCap 400 Value Index          0.25  %     07/24/00          6,448,571          6,390,449         5,665,081
  Fund
iShares S&P SmallCap 600 Growth             0.25  %     07/24/00          3,618,079          3,338,921         2,963,374
  Index Fund
iShares S&P SmallCap 600 Index Fund         0.20  %     05/22/00          9,250,721          9,426,090         7,798,985
iShares S&P SmallCap 600 Value Index        0.25  %     07/24/00          4,394,933          4,759,007         4,095,013
  Fund

                                                                      MANAGEMENT         MANAGEMENT         MANAGEMENT
                                                                       FEES PAID          FEES PAID         FEES PAID
                                                         FUND         FOR FISCAL         FOR FISCAL         FOR FISCAL
                                       MANAGEMENT     INCEPTION       YEAR ENDED         YEAR ENDED         YEAR ENDED
FUND                                       FEE           DATE       MARCH 31, 2008     MARCH 31, 2007     MARCH 31, 2006
-----------------------------------   ------------   -----------   ----------------   ----------------   ---------------
iShares S&P/TOPIX 150 Index Fund           0.50%      10/23/01        1,470,522          1,631,193           819,772
iShares S&P U.S. Preferred Stock           0.48%      03/26/07          333,523              1,644             N/A
  Index Fund
iShares S&P Developed ex-U.S.              0.48%      07/30/07          132,938              N/A               N/A
  Property Index Fund



The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.


The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60-days notice, by the Board or by a vote of the holders of a majority of the applicable Fund's outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).


Current interpretations of U.S. federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the shares of the Funds, but (ii) do not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Funds or from purchasing shares as agent for and upon the order of a customer.


BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA, or its affiliates, would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA, or its affiliates, might offer to provide additional services.

BGFA and/or BGI may pay certain broker-dealers and intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. BGFA and/or BGI may also pay broker-dealers or intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange traded products in general. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by BGFA and/or BGI from their own resources and not from the assets of the Funds.

PORTFOLIO MANAGERS. The individuals named as Portfolio Managers in the Funds' Prospectuses were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as indicated in the tables below as of March 31, 2008:



DIANE HSIUNG
TYPES OF ACCOUNTS                           NUMBER              TOTAL ASSETS
----------------------------------     ----------------     -------------------
Registered Investment Companies               141            $261,596,000,000
Other Pooled Investment Vehicles                1            $     34,000,000
Other Accounts                                  5            $    366,000,000
Accounts with Incentive-Based Fee             N/A                   N/A
  Arrangements



GREG SAVAGE
TYPES OF ACCOUNTS                           NUMBER              TOTAL ASSETS
----------------------------------     ----------------     -------------------
Registered Investment Companies               141            $261,596,000,000
Other Pooled Investment Vehicles                1            $     34,000,000
Other Accounts                                  6            $    366,000,000
Accounts with Incentive-Based Fee             N/A                   N/A
  Arrangements

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. Incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest that may result in the Portfolio Manager's favoring those portfolios or accounts with incentive-based fee arrangements.

The table below shows, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of March 31, 2008:



DIANE HSIUNG
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH               AGGREGATE
TYPES OF ACCOUNTS                      PERFORMANCE FEES MANAGED       OF TOTAL ASSETS
---------------------------------     --------------------------     ----------------
Registered Investment Companies                  N/A                       N/A
Other Pooled Investment Vehicles                 N/A                       N/A
Other Accounts                                   N/A                       N/A



GREG SAVAGE
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH               AGGREGATE
TYPES OF ACCOUNTS                      PERFORMANCE FEES MANAGED       OF TOTAL ASSETS
---------------------------------     --------------------------     ----------------
Registered Investment Companies                  N/A                       N/A
Other Pooled Investment Vehicles                 N/A                       N/A
Other Accounts                                   N/A                       N/A



As of March 31, 2008, with respect to all iShares funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers receive a salary and are eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including, but not limited to, the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the Portfolio Manager's business unit, and an assessment of the Portfolio Manager's individual performance. Each Portfolio Manager's salary and annual bonus are paid in cash. BGFA also operates a mandatory bonus deferral plan for employees whose bonuses exceed certain thresholds which generally becomes payable three years after grant. One half of the mandatory deferral award is "notionally invested" in funds managed by BGI, and the other half is provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus, the value of the final award may be increased or decreased over the three-year period. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees" (within the meaning of ERISA Section 401(a)) as so specified under the terms of BGI's compensation deferral plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that plan.

If a Portfolio Manager is part of a select group of management or highly compensated employees and is designated by the plan administrators (in their discretion) to be eligible for participation in BGI's Voluntary Levered Alpha Participation Plan ("VLAPP"), the Portfolio Manager may elect to defer a portion of his or her bonus under VLAPP. Under this plan, the Portfolio Manager would receive an award corresponding to the deferred bonus portion if he or she voluntarily elects in advance to defer. VLAPP awards generally vest after three years. The award will be "notionally invested" in a fund(s) managed by BGI over the three-year period, and the return on that notional investment will determine the final award amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by a factor of two (2) for the sole purpose of determining the return on the award's notional investment.

Starting in 2008, Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Levered Alpha Participation Plan ("LAPP"). Under LAPP, these awards are determined annually, and generally vest in three equal installments over three years. Each vested installment is paid out upon vesting. At the option of the plan administrators, the award may be "notionally invested" in a fund(s) managed by BGI. If notionally invested, the return on that notional investment during the relevant vesting period will determine the award payout amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by the factor specified by the plan administrators at the time of the award grant for the sole purpose of determining the return on the award's notional investment.

Prior to December 31, 2007, Portfolio Managers were eligible for selection, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under CEP, these awards were determined annually, and were generally scheduled to vest after two years. At the option of the CEP administrators, the award was "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award was not notionally invested, the original award amount was paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options generally vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of March 31, 2008, the Portfolio Managers beneficially owned shares of the Funds in the amounts reflected in the following tables:



DIANE HSIUNG
                                                                              DOLLAR RANGE
                                         --------------------------------------------------------------------------------------
                                                                    $10,001       $50,001      $100,001      $500,001      OVER
                                          NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                     ------    ------------    ---------    ----------    ----------    ----------    -----
iShares Nasdaq Biotechnology Index          X
  Fund
iShares Russell 1000 Growth Index           X
  Fund
iShares Russell 1000 Index Fund             X
iShares Russell 1000 Value Index Fund       X
iShares Russell 2000 Growth Index           X
  Fund
iShares Russell 2000 Index Fund             X
iShares Russell 2000 Value Index Fund       X
iShares Russell 3000 Growth Index           X
  Fund
iShares Russell 3000 Index Fund             X
iShares Russell 3000 Value Index Fund       X
iShares Russell Microcap Index Fund         X
iShares Russell Midcap Growth Index         X
  Fund
iShares Russell Midcap Index Fund           X

DIANE HSIUNG
                                                                              DOLLAR RANGE
                                         --------------------------------------------------------------------------------------
                                                                    $10,001       $50,001      $100,001      $500,001      OVER
                                          NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                     ------    ------------    ---------    ----------    ----------    ----------    -----
iShares Russell Midcap Value Index          X
  Fund
iShares S&P 100 Index Fund                  X
iShares S&P 500 Growth Index Fund           X
iShares S&P 500 Index Fund                  X
iShares S&P 500 Value Index Fund            X
iShares S&P 1500 Index Fund                 X
iShares S&P Asia 50 Index Fund              X
iShares S&P Europe 350 Index Fund           X
iShares S&P Global 100 Index Fund           X
iShares S&P Global Consumer                 X
  Discretionary
 Sector Index Fund
iShares S&P Global Consumer Staples         X
  Sector
 Index Fund
iShares S&P Global Energy Sector            X
  Index Fund
iShares S&P Global Financials Sector        X
  Index Fund
iShares S&P Global Healthcare Sector        X
  Index Fund
iShares S&P Global Industrials              X
  Sector Index Fund
iShares S&P Global Infrastructure           X
  Index Fund
iShares S&P Global Materials Sector         X
  Index Fund
iShares S&P Global Technology Sector        X
  Index Fund
iShares S&P Global                          X
  Telecommunications Sector
 Index Fund
iShares S&P Global Utilities Sector         X
  Index Fund
iShares S&P Latin America 40 Index          X
  Fund
iShares S&P MidCap 400 Growth Index         X
  Fund
iShares S&P MidCap 400 Index Fund           X
iShares S&P MidCap 400 Value Index          X
  Fund
iShares S&P SmallCap 600 Growth             X
  Index Fund
iShares S&P SmallCap 600 Index Fund         X
iShares S&P SmallCap 600 Value Index        X
  Fund
iShares S&P/TOPIX 150 Index Fund            X
iShares S&P U.S. Preferred Stock            X
  Index Fund
iShares S&P Developed ex-U.S.               X
  Property Index Fund



GREG SAVAGE
                                                                              DOLLAR RANGE
                                         --------------------------------------------------------------------------------------
                                                                    $10,001       $50,001      $100,001      $500,001      OVER
                                          NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                     ------    ------------    ---------    ----------    ----------    ----------    -----
iShares Nasdaq Biotechnology Index          X
  Fund
iShares Russell 1000 Growth Index           X
  Fund
iShares Russell 1000 Index Fund             X
iShares Russell 1000 Value Index Fund       X
iShares Russell 2000 Growth Index           X
  Fund
iShares Russell 2000 Index Fund             X
iShares Russell 2000 Value Index Fund       X
iShares Russell 3000 Growth Index           X
  Fund
iShares Russell 3000 Index Fund             X
iShares Russell 3000 Value Index Fund       X
iShares Russell Microcap Index Fund         X

GREG SAVAGE
                                                                              DOLLAR RANGE
                                         --------------------------------------------------------------------------------------
                                                                    $10,001       $50,001      $100,001      $500,001      OVER
                                          NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                     ------    ------------    ---------    ----------    ----------    ----------    -----
iShares Russell Midcap Growth Index         X
  Fund
iShares Russell Midcap Index Fund           X
iShares Russell Midcap Value Index          X
  Fund
iShares S&P 100 Index Fund                  X
iShares S&P 500 Growth Index Fund           X
iShares S&P 500 Index Fund                  X
iShares S&P 500 Value Index Fund            X
iShares S&P 1500 Index Fund                 X
iShares S&P Asia 50 Index Fund              X
iShares S&P Europe 350 Index Fund           X
iShares S&P Global 100 Index Fund           X
iShares S&P Global Consumer                 X
  Discretionary
 Sector Index Fund
iShares S&P Global Consumer Staples         X
  Sector
 Index Fund
iShares S&P Global Energy Sector            X
  Index Fund
iShares S&P Global Financials Sector        X
  Index Fund
iShares S&P Global Healthcare Sector        X
  Index Fund
iShares S&P Global Industrials              X
  Sector Index Fund
iShares S&P Global Infrastructure           X
  Index Fund
iShares S&P Global Materials Sector         X
  Index Fund
iShares S&P Global Technology Sector        X
  Index Fund
iShares S&P Global                          X
  Telecommunications Sector
 Index Fund
iShares S&P Global Utilities Sector         X
  Index Fund
iShares S&P Latin America 40 Index          X
  Fund
iShares S&P MidCap 400 Growth Index         X
  Fund
iShares S&P MidCap 400 Index Fund           X
iShares S&P MidCap 400 Value Index          X
  Fund
iShares S&P SmallCap 600 Growth             X
  Index Fund
iShares S&P SmallCap 600 Index Fund         X
iShares S&P SmallCap 600 Value Index        X
  Fund
iShares S&P/TOPIX 150 Index Fund            X
iShares S&P U.S. Preferred Stock            X
  Index Fund
iShares S&P Developed ex-U.S.               X
  Property Index Fund



CODES OF ETHICS. The Trust, BGFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent for the Funds. State Street's principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to an Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as a transfer agent for each Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee.

The following table sets forth the administration, transfer agency and custodian expenses of each Fund for the fiscal years noted:



                                                                CUSTODY,                CUSTODY,               CUSTODY,
                                                            ADMINISTRATION,         ADMINISTRATION,         ADMINISTRATION,
                                                            TRANSFER AGENCY         TRANSFER AGENCY         TRANSFER AGENCY
                                                                EXPENSES                EXPENSES               EXPENSES
                                              FUND            PAID DURING             PAID DURING             PAID DURING
                                           INCEPTION       FISCAL YEAR ENDED       FISCAL YEAR ENDED       FISCAL YEAR ENDED
FUND                                          DATE           MARCH 31, 2008          MARCH 31, 2007         MARCH 31, 2006
-------------------------------------     -----------     -------------------     -------------------     ------------------
iShares Nasdaq Biotechnology Index         02/05/01             $100,138               $  152,297             $  135,612
  Fund
iShares Russell 1000 Growth Index          05/22/00              640,122                  434,055                358,192
  Fund
iShares Russell 1000 Index Fund            05/15/00              203,889                  200,354                204,281
iShares Russell 1000 Value Index Fund      05/22/00              513,692                  518,219                450,740
iShares Russell 2000 Growth Index          07/24/00              234,372                  215,289                217,158
  Fund
iShares Russell 2000 Index Fund            05/22/00              904,141                  723,878                681,244
iShares Russell 2000 Value Index Fund      07/24/00              305,607                  288,243                287,819
iShares Russell 3000 Growth Index          07/24/00               38,809                   34,095                 30,701
  Fund
iShares Russell 3000 Index Fund            05/22/00              192,253                  211,946                189,584
iShares Russell 3000 Value Index Fund      07/24/00               63,437                   66,440                 59,284
iShares Russell Microcap Index Fund        08/12/05               30,282                   24,935                 18,339
iShares Russell Midcap Growth Index        07/17/01              179,457                  122,201                114,152
  Fund
iShares Russell Midcap Index Fund          07/17/01              251,746                  195,189                168,817
iShares Russell Midcap Value Index         07/17/01              199,273                  196,840                165,484
  Fund
iShares S&P 100 Index Fund                 10/23/00              225,874                  156,651                 70,051
iShares S&P 1500 Index Fund                01/20/04               17,978                   27,053                 22,414
iShares S&P 500 Growth Index Fund          05/22/00              307,390                  259,707                249,175
iShares S&P 500 Index Fund                 05/15/00              966,061                1,134,985              1,120,312
iShares S&P 500 Value Index Fund           05/22/00              240,308                  261,251                260,119
iShares S&P Asia 50 Index Fund             11/13/07                7,886                  N/A                     N/A
iShares S&P Europe 350 Index Fund          07/25/00              438,926                  334,141                282,470
iShares S&P Global 100 Index Fund          12/05/00               89,953                   62,616                 53,565
iShares S&P Global Consumer
Discretionary
 Sector Index Fund                         09/12/06               16,250                    6,299                 N/A
iShares S&P Global Consumer Staples
Sector
 Index Fund                                09/12/06               18,343                    3,809                 N/A
iShares S&P Global Energy Sector           11/12/01               72,943                   66,038                 62,641
  Index Fund
iShares S&P Global Financials Sector
Index
 Fund                                      11/12/01               48,762                   40,214                 20,342
iShares S&P Global Healthcare Sector
Index
 Fund                                      11/13/01               67,342                   64,418                 50,932
iShares S&P Global Industrials
Sector Index
 Fund                                      09/12/06               24,248                    6,406                 N/A
iShares S&P Global Infrastructure          12/10/07                2,499                  N/A                     N/A
  Index Fund
iShares S&P Global Materials Sector
Index
 Fund                                      09/12/06               45,584                    4,651                 N/A
iShares S&P Global Technology Sector
Index
 Fund                                      11/12/01               29,680                   17,531                 10,310

                                                                CUSTODY,                CUSTODY,               CUSTODY,
                                                            ADMINISTRATION,         ADMINISTRATION,         ADMINISTRATION,
                                                            TRANSFER AGENCY         TRANSFER AGENCY         TRANSFER AGENCY
                                                                EXPENSES                EXPENSES               EXPENSES
                                              FUND            PAID DURING             PAID DURING             PAID DURING
                                           INCEPTION       FISCAL YEAR ENDED       FISCAL YEAR ENDED       FISCAL YEAR ENDED
FUND                                          DATE           MARCH 31, 2008          MARCH 31, 2007         MARCH 31, 2006
-------------------------------------     -----------     -------------------     -------------------     ------------------
iShares S&P Global
Telecommunications Sector
 Index Fund                                11/12/01              59,693                  24,469                  15,397
iShares S&P Global Utilities Sector        09/12/06              19,892                   6,026                   N/A
  Index Fund
iShares S&P Latin America 40 Index         10/25/01             479,544                 323,293                 242,089
  Fund
iShares S&P MidCap 400 Growth Index        07/24/00             131,797                 139,586                 164,830
  Fund
iShares S&P MidCap 400 Index Fund          05/22/00             291,024                 303,529                 293,591
iShares S&P MidCap 400 Value Index         07/24/00             156,306                 193,041                 222,755
  Fund
iShares S&P SmallCap 600 Growth            07/24/00             114,787                 116,578                 132,847
  Index Fund
iShares S&P SmallCap 600 Index Fund        05/22/00             282,485                 346,431                 375,366
iShares S&P SmallCap 600 Value Index       07/24/00             140,730                 169,293                 184,316
  Fund
iShares S&P/TOPIX 150 Index Fund           10/23/01              25,261                  28,044                  25,661
iShares S&P U.S. Preferred Stock           03/26/07               4,407                      31                   N/A
  Index Fund
iShares S&P Developed ex-U.S.              07/30/07              17,563                   N/A                     N/A
  Property Index Fund


DISTRIBUTOR. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the applicable Prospectus and below in the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company ("DTC") participants (as defined below) and/or Investor Services Organizations.


BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.


The following table sets forth the compensation paid by BGFA to the Distributor for certain services, not primarily intended to result in the sale of Fund shares, provided to each Fund during the fiscal years noted:



                                                           COMPENSATION        COMPENSATION       COMPENSATION
                                                           PAID DURING         PAID DURING         PAID DURING
                                       FUND INCEPTION   FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                        DATE          MARCH 31, 2008      MARCH 31, 2007     MARCH 31, 2006
------------------------------------- ---------------- ------------------- ------------------- ------------------
iShares Nasdaq Biotechnology Index        02/05/01           $50,692             $46,452             $38,721
  Fund
iShares Russell 1000 Growth Index         05/22/00            50,692              46,452              38,721
  Fund
iShares Russell 1000 Index Fund           05/15/00            50,692              46,452              38,721
iShares Russell 1000 Value Index Fund     05/22/00            50,692              46,452              38,721
iShares Russell 2000 Growth Index         07/24/00            50,692              46,452              38,721
  Fund
iShares Russell 2000 Index Fund           05/22/00            50,692              46,452              38,721
iShares Russell 2000 Value Index Fund     07/24/00            50,692              46,452              38,721

                                                           COMPENSATION        COMPENSATION       COMPENSATION
                                                           PAID DURING         PAID DURING         PAID DURING
                                       FUND INCEPTION   FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                        DATE          MARCH 31, 2008      MARCH 31, 2007     MARCH 31, 2006
------------------------------------- ---------------- ------------------- ------------------- ------------------
iShares Russell 3000 Index Fund           05/22/00            50,692              46,452             38,721
iShares Russell 3000 Growth Index         07/24/00            50,692              46,452             38,721
  Fund
iShares Russell 3000 Value Index Fund     07/24/00            50,692              46,452             38,721
iShares Russell Microcap Index Fund       08/12/05            50,692              46,452             38,721
iShares Russell Midcap Growth Index       07/17/01            50,692              46,452             38,721
  Fund
iShares Russell Midcap Index Fund         07/17/01            50,692              46,452             38,721
iShares Russell Midcap Value Index        07/17/01            50,692              46,452             38,721
  Fund
iShares S&P 100 Index Fund                10/23/00            50,692              46,452             38,721
iShares S&P 500 Growth Index Fund         05/22/00            50,692              46,452             38,721
iShares S&P 500 Index Fund                05/15/00            50,692              46,452             38,721
iShares S&P 500 Value Index Fund          05/22/00            50,692              46,452             38,721
iShares S&P 1500 Index Fund               01/20/04            50,692              46,452             38,721
iShares S&P Asia 50 Index Fund            11/13/07            17,454               N/A                N/A
iShares S&P Europe 350 Index Fund         07/25/00            50,692              46,452             38,721
iShares S&P Global 100 Index Fund         12/05/00            50,692              46,452             38,721
iShares S&P Global Consumer
Discretionary
 Sector Index Fund                        09/12/06            50,692              26,692              N/A
iShares S&P Global Consumer Staples
Sector
 Index Fund                               09/12/06            50,692              26,692              N/A
iShares S&P Global Energy Sector          11/12/01            50,692              46,452             38,721
  Index Fund
iShares S&P Global Financials Sector
Index
 Fund                                     11/12/01            50,692              46,452             38,721
iShares S&P Global Healthcare Sector
Index
 Fund                                     11/13/01            50,692              46,452             38,721
iShares S&P Global Industrials
Sector Index
 Fund                                     09/12/06            50,692              26,692              N/A
iShares S&P Global Infrastructure         12/10/07            12,052               N/A                N/A
  Index Fund
iShares S&P Global Materials Sector
Index
 Fund                                     09/12/06            50,692              26,692              N/A
iShares S&P Global Technology Sector
Index
 Fund                                     11/12/01            50,692              46,452             38,721
iShares S&P Global
Telecommunications Sector
 Index Fund                               11/12/01            50,692              46,452             38,721
iShares S&P Global Utilities Sector       09/12/06            50,692              26,692              N/A
  Index Fund
iShares S&P Latin America 40 Index        10/25/01            50,692              46,452             38,721
  Fund
iShares S&P MidCap 400 Growth Index       07/24/00            50,692              46,452             38,721
  Fund
iShares S&P MidCap 400 Index Fund         05/22/00            50,692              46,452             38,721
iShares S&P MidCap 400 Value Index        07/24/00            50,692              46,452             38,721
  Fund
iShares S&P SmallCap 600 Growth           07/24/00            50,692              46,452             38,721
  Index Fund
iShares S&P SmallCap 600 Index Fund       05/22/00            50,692              46,452             38,721
iShares S&P SmallCap 600 Value Index      07/24/00            50,692              46,452             38,721
  Fund
iShares S&P/TOPIX 150 Index Fund          10/23/01            50,692              46,452             38,721
iShares S&P U.S. Preferred Stock          03/26/07            50,692                 664              N/A
  Index Fund
iShares S&P Developed ex-U.S.             07/30/07            34,775               N/A                N/A
  Property Index Fund



INDEX PROVIDERS. Each Fund is based upon a particular index compiled by one of the following Index Providers: S&P, Frank Russell Company and Nasdaq. None of the Index Providers is affiliated with the Funds or with BGI or BGI's affiliates. BGI has entered into license agreements with the Index Providers to use the Underlying Indexes. BGI is sub-licensing rights in the Underlying Indexes to the Trust at no charge.

Brokerage Transactions
BGFA assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.


The table below sets forth the brokerage commissions paid by each Fund for the fiscal years noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund's assets over those periods:



                                                           COMMISSIONS         COMMISSIONS         COMMISSIONS
                                                           PAID DURING         PAID DURING         PAID DURING
                                       FUND INCEPTION   FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                        DATE          MARCH 31, 2008      MARCH 31, 2007     MARCH 31, 2006
------------------------------------- ---------------- ------------------- ------------------- ------------------
iShares Nasdaq Biotechnology Index        02/05/01          $  424,511          $  499,588          $420,511
  Fund
iShares Russell 3000 Index Fund           05/22/00              43,439              54,035            59,870
iShares Russell 3000 Growth Index         07/24/00              10,608               5,965             7,547
  Fund
iShares Russell 3000 Value Index Fund     07/24/00              28,293              30,771            19,644
iShares Russell 2000 Index Fund           05/22/00           1,087,870           1,112,674           874,193
iShares Russell 2000 Growth Index         07/24/00             382,237             360,887           269,270
  Fund
iShares Russell 2000 Value Index Fund     07/24/00             498,302             467,321           383,689
iShares Russell 1000 Index Fund           05/15/00              53,744              55,378            67,038
iShares Russell 1000 Growth Index         05/22/00             343,801             115,198           139,196
  Fund
iShares Russell 1000 Value Index Fund     05/22/00             333,960             230,297           262,546
iShares Russell Microcap Index Fund       08/12/05              80,854              43,618            54,053
iShares Russell Midcap Index Fund         07/17/01             133,766             167,233           107,722
iShares Russell Midcap Growth Index       07/17/01             110,173              54,255            54,935
  Fund
iShares Russell Midcap Value Index        07/17/01             181,660             160,952           143,065
  Fund
iShares S&P 100 Index Fund                10/23/00              91,733              82,204            44,577
iShares S&P 500 Index Fund                05/15/00             249,531             269,870           218,544
iShares S&P 500 Growth Index Fund         05/22/00             319,187             166,381           113,888
iShares S&P 500 Value Index Fund          05/22/00             254,531             173,725            81,870
iShares S&P Asia 50 Index Fund            11/13/07               1,369             N/A                 N/A
iShares S&P MidCap 400 Index Fund         05/22/00             261,782             269,741           130,284
iShares S&P MidCap 400 Growth Index       07/24/00             176,802             180,714           155,913
  Fund
iShares S&P MidCap 400 Value Index        07/24/00             250,005             185,697           305,536
  Fund
iShares S&P SmallCap 600 Index Fund       05/22/00             294,926             355,054           260,818
iShares S&P SmallCap 600 Growth           07/24/00             191,331             127,436           180,655
  Index Fund
iShares S&P SmallCap 600 Value Index      07/24/00             210,705             260,071           137,267
  Fund
iShares S&P 1500 Index Fund               01/20/04               4,503               3,278             1,716
iShares S&P Global 100 Index Fund         12/05/00              52,453              22,105            33,758
iShares S&P Global Consumer
Discretionary
 Sector Index Fund                        09/12/06               3,909               3,192             N/A

                                                           COMMISSIONS         COMMISSIONS         COMMISSIONS
                                                           PAID DURING         PAID DURING         PAID DURING
                                       FUND INCEPTION   FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                                        DATE          MARCH 31, 2008      MARCH 31, 2007     MARCH 31, 2006
------------------------------------- ---------------- ------------------- ------------------- ------------------
iShares S&P Global Consumer Staples
Sector
 Index Fund                               09/12/06            11,887               2,380               N/A
iShares S&P Global Energy Sector          11/12/01            51,759              89,037              35,317
  Index Fund
iShares S&P Global Financials Sector
Index
 Fund                                     11/12/01            35,159              15,875               8,153
iShares S&P Global Healthcare Sector
Index
 Fund                                     11/13/01            32,634              40,522              33,597
iShares S&P Global Industrials
Sector Index
 Fund                                     09/12/06            16,669               2,638               N/A
iShares S&P Global Infrastructure         12/10/07               925               N/A                 N/A
  Index Fund
iShares S&P Global Materials Sector
Index
 Fund                                     09/12/06            55,776               3,410               N/A
iShares S&P Global Technology Sector
Index
 Fund                                     11/12/01            44,168              20,041              18,372
iShares S&P Global
Telecommunications Sector
 Index Fund                               11/12/01            68,340              16,753              11,680
iShares S&P Global Utilities Sector       09/12/06            18,097               4,601               N/A
  Index Fund
iShares S&P Europe 350 Index Fund         07/25/00           568,258             120,524             113,424
iShares S&P Latin America 40 Index        10/25/01           257,860             153,901             282,563
  Fund
iShares S&P/TOPIX 150 Index Fund          10/23/01             9,498               8,136              12,548
iShares S&P U.S. Preferred Stock          03/26/07             3,891               N/A                 N/A
  Index Fund
iShares S&P Developed ex-U.S.             07/30/07             2,503               N/A                 N/A
  Property Index Fund



The following table sets forth the names of the Funds' "regular broker dealers," as defined under the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the applicable Fund's fiscal year ended March 31, 2008:



                                                                       MARKET VALUE
FUND                                ISSUER                             OF INVESTMENT
----------------------------------- --------------------------------- --------------
iShares S&P 100 Index Fund          Bank of America Corp.              $ 95,792,391
                                    Citigroup, Inc.                      63,434,452
                                    Goldman Sachs Group, Inc. (The)      31,174,049
                                    Morgan Stanley                       28,713,447
                                    Merrill Lynch & Co., Inc.            22,514,350
                                    Lehman Brothers Holdings, Inc.       11,348,008
iShares S&P 500 Growth Index Fund   Goldman Sachs Group, Inc. (The)    $ 40,787,820
iShares S&P 500 Index Fund          Bank of America Corp.              $239,875,601
                                    Citigroup, Inc.                     158,848,878
                                    Goldman Sachs Group, Inc. (The)      93,078,680
                                    Morgan Stanley                       71,906,071
                                    Merrill Lynch & Co., Inc.            56,391,697
                                    Lehman Brothers Holdings, Inc.       28,460,959
iShares S&P 500 Value Index Fund    Bank of America Corp.              $112,702,298
                                    Citigroup, Inc.                      74,623,703
                                    Morgan Stanley                       33,763,983
                                    Merrill Lynch & Co., Inc.            26,469,226

                                                                                MARKET VALUE
FUND                                  ISSUER                                    OF INVESTMENT
------------------------------------- ---------------------------------------- --------------
                                      Goldman Sachs Group, Inc. (The)            15,273,436
                                      Lehman Brothers Holdings, Inc.             13,342,778
iShares S&P 1500 Index Fund           Bank of America Corp.                     $ 2,807,501
                                      Citigroup, Inc.                             1,860,327
                                      Goldman Sachs Group, Inc. (The)             1,096,040
                                      Morgan Stanley                                841,474
                                      Merrill Lynch & Co., Inc.                     659,581
                                      Lehman Brothers Holdings, Inc.                330,442
iShares S&P Europe 350 Index Fund     Royal Bank of Scotland Group PLC (The)    $18,487,663
                                      UBS AG                                     16,629,231
                                      Deutsche Bank AG                           16,157,137
                                      Credit Suisse Group                        13,819,947
iShares S&P Global 100 Index Fund     Citigroup, Inc.                           $12,467,468
                                      UBS AG                                      6,888,408
                                      Deutsche Bank AG                            6,684,126
                                      Credit Suisse Group                         5,801,968
                                      Morgan Stanley                              5,612,326
iShares S&P Global Financials Sector  Bank of America Corp.                     $ 7,032,457
  Index Fund
                                      Citigroup, Inc.                             4,644,970
                                      Royal Bank of Scotland Group PLC (The)      2,829,110
                                      Goldman Sachs Group, Inc. (The)             2,744,151
                                      Deutsche Bank AG                            2,595,812
                                      UBS AG                                      2,494,148
                                      Credit Suisse Group                         2,095,700
                                      Morgan Stanley                              2,057,231
                                      Merrill Lynch & Co., Inc.                   1,578,023
                                      Lehman Brothers Holdings, Inc.                836,963
iShares S&P U.S. Preferred Stock      Bank of America Corp.                     $14,570,495
  Index Fund
                                      Citigroup, Inc.                            13,601,993
                                      Royal Bank of Scotland Group PLC (The)      8,906,389
                                      Merrill Lynch & Co., Inc.                   6,505,612
                                      Morgan Stanley                              4,884,701
                                      Deutsche Bank AG                            4,874,215
                                      Lehman Brothers Holdings, Inc.              2,269,982
iShares Russell 1000 Growth Index     Goldman Sachs Group, Inc. (The)           $55,320,970
  Fund
                                      Merrill Lynch & Co., Inc.                  18,453,876
                                      Morgan Stanley                              5,152,629
iShares Russell 1000 Index Fund       Bank of America Corp.                     $47,242,267
                                      Citigroup, Inc.                            31,430,972
                                      Goldman Sachs Group, Inc. (The)            18,974,037
                                      Morgan Stanley                             13,526,514

                                                                         MARKET VALUE
FUND                                  ISSUER                             OF INVESTMENT
------------------------------------- --------------------------------- --------------
                                      Merrill Lynch & Co., Inc.            11,089,428
                                      Lehman Brothers Holdings, Inc.        5,639,789
iShares Russell 1000 Value Index Fund Bank of America Corp.              $221,300,724
                                      Citigroup, Inc.                     147,222,915
                                      Morgan Stanley                       59,748,226
                                      Goldman Sachs Group, Inc. (The)      49,943,149
                                      Merrill Lynch & Co., Inc.            38,954,447
                                      Lehman Brothers Holdings, Inc.       26,373,482
iShares Russell 2000 Growth Index     Knight Capital Group Inc.          $  2,934,893
  Fund
iShares Russell 2000 Index Fund       Knight Capital Group Inc.          $ 14,416,118
iShares Russell 2000 Value Index Fund Knight Capital Group Inc.          $  5,643,481
iShares Russell 3000 Growth Index     Goldman Sachs Group, Inc. (The)    $  1,307,904
  Fund
                                      Merrill Lynch & Co., Inc.               434,329
                                      Morgan Stanley                          121,242
                                      Knight Capital Group Inc.                29,589
iShares Russell 3000 Index Fund       Bank of America Corp.              $ 31,896,337
                                      Citigroup, Inc.                      21,220,740
                                      Goldman Sachs Group, Inc. (The)      12,806,644
                                      Morgan Stanley                        9,132,048
                                      Merrill Lynch & Co., Inc.             7,488,542
                                      Lehman Brothers Holdings, Inc.        3,812,744
                                      Knight Capital Group Inc.               311,581
iShares Russell 3000 Value Index Fund Bank of America Corp.              $ 14,004,485
                                      Citigroup, Inc.                       9,317,570
                                      Morgan Stanley                        3,781,492
                                      Goldman Sachs Group, Inc. (The)       3,160,438
                                      Merrill Lynch & Co., Inc.             2,467,092
                                      Lehman Brothers Holdings, Inc.        1,669,259
                                      Knight Capital Group Inc.                76,247
iShares Russell Midcap Index Fund     Citigroup, Inc.                    $    352,578
iShares Russell Midcap Value Index    Citigroup, Inc.                    $    653,136
  Fund



The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BGFA manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BGFA may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BGFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.


The table below sets forth the portfolio turnover rates of each Fund for the fiscal years noted:



FUND                                      FISCAL YEAR ENDED 3/31/2008      FISCAL YEAR ENDED 3/31/2007
-------------------------------------    -----------------------------    ----------------------------
iShares Nasdaq Biotechnology Index                     19%                              18%
  Fund
iShares Russell 1000 Growth Index                      16%                              15%
  Fund
iShares Russell 1000 Index Fund                         8%                               7%
iShares Russell 1000 Value Index Fund                  14%                              14%
iShares Russell 2000 Growth Index                      32%                              43%
  Fund
iShares Russell 2000 Index Fund                        11%                              25%
iShares Russell 2000 Value Index Fund                  28%                              36%
iShares Russell 3000 Growth Index                      18%                              17%
  Fund
iShares Russell 3000 Index Fund                         8%                               6%
iShares Russell 3000 Value Index Fund                  17%                              14%
iShares Russell Microcap Index Fund                    21%                              20%
iShares Russell Midcap Growth Index                    25%                              30%
  Fund
iShares Russell Midcap Index Fund                      15%                              19%
iShares Russell Midcap Value Index                     22%                              25%
  Fund
iShares S&P 100 Index Fund                              6%                              12%
iShares S&P 1500 Index Fund                             4%                               4%
iShares S&P 500 Growth Index Fund                      26%                              23%
iShares S&P 500 Index Fund                              4%                               5%
iShares S&P 500 Value Index Fund                       20%                              20%
iShares S&P Asia 50 Index Fund                         18%                            N/A
iShares S&P Europe 350 Index Fund                      16%                               4%
iShares S&P Global 100 Index Fund                       5%                               3%
iShares S&P Global Consumer                             6%                               3%
  Discretionary Sector Index Fund
iShares S&P Global Consumer Staples                     5%                               2%
  Sector Index Fund
iShares S&P Global Energy Sector                        6%                              10%
  Index Fund
iShares S&P Global Financials Sector                    9%                               5%
  Index Fund
iShares S&P Global Healthcare Sector                    4%                               5%
  Index Fund
iShares S&P Global Industrials                         11%                               3%
  Sector Index Fund
iShares S&P Global Infrastructure                       1%                            N/A
  Index Fund
iShares S&P Global Materials Sector                    10%                               5%
  Index Fund
iShares S&P Global Technology Sector                    6%                               6%
  Index Fund
iShares S&P Global                                      7%                               8%
Telecommunications Sector Index
  Fund
iShares S&P Global Utilities Sector                    10%                               4%
  Index Fund
iShares S&P Latin America 40 Index                      4%                               7%
  Fund
iShares S&P MidCap 400 Growth Index                    31%                              36%
  Fund
iShares S&P MidCap 400 Index Fund                      15%                              12%
iShares S&P MidCap 400 Value Index                     29%                              20%
  Fund
iShares S&P SmallCap 600 Growth                        29%                              32%
  Index Fund
iShares S&P SmallCap 600 Index Fund                    14%                              16%
iShares S&P SmallCap 600 Value Index                   23%                              28%
  Fund
iShares S&P/TOPIX 150 Index Fund                        3%                               2%
iShares S&P U.S. Preferred Stock                       24%                               0%
  Index Fund
iShares S&P Developed ex-U.S.                           4%                            N/A
  Property Index Fund

Additional Information Concerning the Trust
SHARES. The Trust currently consists of more than 125 separate investment portfolios called funds. The Trust issues shares of beneficial interests in each fund with no par value. The Board may designate additional iShares funds.

Each share issued by a fund has a PRO RATA interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund, or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund's shares, a holder of shares may be a "control person" of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 24, 2008, the Board of Trustees may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more Funds commencing operations after September 24, 2008 (each a "New Fund") to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions (collectively "merge") with, to or into another New Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC's rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

TERMINATION OF THE TRUST OR A FUND. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or such Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.

DTC AS SECURITIES DEPOSITORY FOR SHARES OF THE FUNDS. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, AMEX and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").


Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.


Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units
GENERAL. The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" with respect to each Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, (as observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

FUND DEPOSIT. The consideration for purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (I.E., the Deposit Securities), which constitutes an optimized representation of the securities of the relevant Fund's Underlying Index, and the Cash Component computed as described below. For the iShares S&P Asia 50 Index Fund, Deposit Securities also include a cash portion. Together, the Deposit Securities and the Cash Component (and for the iShares S&P Asia 50 Index Fund, the cash portion) constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.

For certain Funds, the portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities a Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by a Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The function of the cash component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the "Deposit

Amount," which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (I.E., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (I.E., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

BGFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the (subject to amendments) applicable Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day).

Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities change pursuant to the changes in the composition of a Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the relevant Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund's relevant Underlying Index.

The Trust reserves the right to permit or require the substitution of a "cash in-lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (as discussed below), or the Federal Reserve System for U.S. Treasury securities. The Trust also reserves the right to permit or require a "cash-in-lieu" amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Underlying Index or resulting from certain corporate actions.

PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund, an entity must be: (i) a "Participating Party," I.E., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC, or (ii) a DTC Participant (see the BOOK-ENTRY ONLY SYSTEM section), and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All creation orders must be placed for one or more Creation Units and, whether through a Participating Party or a DTC Participant, must be received by the Distributor in proper form no later than the closing time of the regular trading session of the Listing Exchange ("Closing Time") (ordinarily 4:00 p.m., Eastern time) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date. For the iShares S&P Asia 50 Index Fund, all orders to create Creation Units must be received by the Distributor no later than 11:59 p.m., Eastern time, on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of shares of the Fund as determined on the date after receipt of the order in proper form. Orders to purchase shares of the Fund will not be accepted on the Business Day immediately preceding any day (other than a weekend) when the equity markets in any foreign market applicable to the Fund for which the consideration for the creation order is cash are closed). Each of the iShares S&P Asia 50 Index Fund, iShares S&P Europe 350 Index Fund, iShares S&P Global 100 Index Fund, iShares S&P Latin America 40 Index Fund, iShares S&P/TOPIX 150 Index Fund, iShares S&P Global Consumer Discretionary Sector Index Fund, iShares S&P Global Consumer Staples Sector Index Fund, iShares S&P Global Energy Sector Index Fund, iShares S&P Global Financial Sector Index Fund, iShares S&P Global Healthcare Sector Index Fund, iShares S&P Global Industrials Sector Index Fund, iShares S&P Global Infrastructure Index Fund, iShares S&P Global Materials Sector Index Fund, iShares S&P Global Technology Sector Index Fund, iShares S&P Global Telecommunications Sector Index Fund, iShares S&P Global Utilities Sector Index Fund and iShares S&P Developed ex-U.S. Property Index Fund, is hereinafter referred to as a "Foreign Fund." All other

Funds discussed in this SAI are hereinafter referred to as "Domestic Funds." Orders to create Creation Units of the Foreign Funds cannot be placed through the Clearing Process. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (E.G., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor's broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers has executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities.

Investors placing orders for Creation Units of Domestic Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units of Domestic Funds that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Those placing orders for Creation Units of Foreign Funds should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

PLACEMENT OF CREATION ORDERS FOR DOMESTIC FUNDS USING THE CLEARING PROCESS.
 The Clearing Process is the process of creating or redeeming Creation Units. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through State Street to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

PLACEMENT OF CREATION ORDERS FOR DOMESTIC FUNDS OUTSIDE THE CLEARING PROCESS.
 Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern Time, on the "Settlement Date." The Settlement Date is typically the third Business Day following the Transmittal Date. However, the Settlement Date for certain Funds is the second Business Day following the Transmittal Date and each Fund reserves the right to settle transactions on a basis other than T+2. In certain cases Authorized Participants will create and redeem Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.


All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street no later than 2:00 p.m., Eastern Time, on the Settlement Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if State Street does not receive both the required Deposit Securities and the Cash Component by 2:00 p.m., Eastern Time on the Settlement Date, such order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Creation Units of funds based on domestic indexes may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 110%, which BGFA may change from time to time, of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit") with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with State Street the appropriate amount of federal funds by 2:00 p.m., Eastern Time, on the date of requested settlement. If the Authorized Participant does not place its purchase order by the closing time or State Street does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with State Street, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110%, which BGFA may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 2:00 p.m., Eastern Time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by State Street or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

PLACEMENT OF CREATION ORDERS FOR FOREIGN FUNDS. For each Foreign Fund, State Street shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Units must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the Closing Time on any Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern Time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.

To the extent contemplated by the applicable Participant Agreement, Creation Units of a Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which BGFA may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Except as provided herein, a Creation Unit will not be issued until the transfer of cash or, if applicable, good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery and the Company will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a "T+3 basis" (I.E., three Business Days after trade date). However, as discussed in Regular Holidays, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (I.E., the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

ACCEPTANCE OF ORDERS FOR CREATION UNITS. The Trust reserves the absolute right to reject any creation order for shares of the Fund transmitted to it by the Distributor in respect of any Fund if: (i) the order is not in proper form;
(ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares disseminated through the facilities of the NSCC for that date by BGFA, as described above;
(iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) circumstances outside the control of the Trust, State Street, the Distributor or BGFA would make it impossible or impracticable to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC, State Street, the sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order. The Trust, State Street, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give such notification.


All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.


CREATION TRANSACTION FEE. A purchase transaction fee is imposed for the transfer and other transaction costs of a Fund associated with the issuance of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. When the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment up to a maximum additional variable charge as indicated in the chart below. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth standard creation transaction fees and maximum additional variable charges:



                                           STANDARD CREATION       MAXIMUM ADDITIONAL
FUND                                        TRANSACTION FEE         VARIABLE CHARGE*
-------------------------------------     -------------------     -------------------
iShares Nasdaq Biotechnology Index                $350                     3.0%
  Fund
iShares Russell 3000 Index Fund                    500                     3.0%
iShares Russell 3000 Growth Index                  500                     3.0%
  Fund
iShares Russell 3000 Value Index Fund              500                     3.0%
iShares Russell 2000 Index Fund                    500                     3.0%
iShares Russell 2000 Growth Index                  500                     3.0%
  Fund

                                           STANDARD CREATION      MAXIMUM ADDITIONAL
FUND                                        TRANSACTION FEE        VARIABLE CHARGE*
-------------------------------------     ------------------     --------------------
iShares Russell 2000 Value Index Fund              500                    3.0%
iShares Russell 1000 Index Fund                    500                    3.0%
iShares Russell 1000 Growth Index                  500                    3.0%
  Fund
iShares Russell 1000 Value Index Fund              500                    3.0%
iShares Russell Microcap Index Fund                500                    3.0%
iShares Russell Midcap Index Fund                  500                    3.0%
iShares Russell Midcap Growth Index                500                    3.0%
  Fund
iShares Russell Midcap Value Index                 500                    3.0%
  Fund
iShares S&P 100 Index Fund                         500                    3.0%
iShares S&P 500 Index Fund                         500                    3.0%
iShares S&P 500 Growth Index Fund                  500                    3.0%
iShares S&P 500 Value Index Fund                   500                    3.0%
iShares S&P MidCap 400 Index Fund                  500                    3.0%
iShares S&P MidCap 400 Growth Index                500                    3.0%
  Fund
iShares S&P MidCap 400 Value Index                 500                    3.0%
  Fund
iShares S&P SmallCap 600 Index Fund                500                    3.0%
iShares S&P SmallCap 600 Growth                    500                    3.0%
  Index Fund
iShares S&P SmallCap 600 Value Index               500                    3.0%
  Fund
iShares S&P 1500 Index Fund                        500                    3.0%
iShares S&P Global 100 Index Fund                2,000                    3.0%
iShares S&P Global Consumer                      2,200                    3.0%
  Discretionary Sector Index Fund
iShares S&P Global Consumer Staples              2,200                    3.0%
  Sector Index Fund
iShares S&P Global Energy Sector                   600                    3.0%
  Index Fund
iShares S&P Global Financials Sector             4,200                    3.0%
  Index Fund
iShares S&P Global Healthcare Sector               700                    3.0%
  Index Fund
iShares S&P Global Industrials                   2,200                    3.0%
  Sector Index Fund
iShares S&P Global Infrastructure                1,600                    3.0%
  Index Fund
iShares S&P Global Materials Sector              2,200                    3.0%
  Index Fund
iShares S&P Global Technology Sector             1,400                    3.0%
  Index Fund
iShares S&P Global                                 900                    3.0%
Telecommunications Sector Index
  Fund
iShares S&P Global Utilities Sector              2,000                    3.0%
  Index Fund
iShares S&P Asia 50 Index Fund                   2,500                    3.0%
iShares S&P Europe 350 Index Fund               10,000                    3.0%
iShares S&P Latin America 40 Index                 450                    3.0%
  Fund
iShares S&P/TOPIX 150 Index Fund                 3,000                    3.0%
iShares S&P U.S. Preferred Stock                   500                    3.0%
  Index Fund
iShares S&P Developed ex-U.S.                    4,500                    3.0%
  Property Index Fund

-------
*     As a percentage of the amount invested.

REDEMPTION OF ISHARES RUSSELL 2000 INDEX FUND DURING CERTAIN MARKET CONDITIONS.
 By submitting a redemption request, an Authorized Participant is deemed to represent to the Trust, consistent with the Authorized Participant Agreement, that (1) it has the requisite number of shares to deliver to the Trust to satisfy the redemption request, (2) such shares have not been loaned or pledged to any other party and are free and clear of any liens and encumbrances, and
(3) it will not lend, hypothecate or otherwise encumber the shares after the submission of the redemption request. These deemed representations are subject to verification under certain circumstances with respect to the iShares Russell 2000 Index Fund. Specifically, if an Authorized Participant submits a redemption request with respect to the iShares Russell 2000 Index Fund on a Business Day on which the Trust determines, based on information available to the Trust on such Business Day, that (i) the short interest of the Fund in the marketplace is greater than or equal to 150% and (ii) the orders in the aggregate from all Authorized Participants redeeming Fund shares on such Business Day represent 25% or more of the shares outstanding of the Fund, such Authorized Participant will be required to verify to the Trust (in a form specified by the Trust) the accuracy of its deemed representations. If, after receiving notice of the verification requirement, the Authorized Participant does not verify the accuracy of its deemed representations in accordance with this requirement, its redemption request will be considered not to have been timely received in proper form.

REDEMPTION OF SHARES IN CREATION UNITS. Shares of each Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through State Street and only on a Business Day. A Fund will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit by an investor who wishes to redeem a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

BGFA and the Distributor make available through the NSCC, immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (such difference, the "Cash Redemption Amount"), less the redemption transaction fee set forth below. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemptions of shares will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities, may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming Beneficial Owner that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act. An Authorized Participant may request a redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of such Fund's NAV is not reasonably practicable or (iv) in such other circumstances as is permitted by the SEC.

REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. Where the Trust permits in-kind redemptions, the redeeming investor will be assessed an additional variable charge on the cash in lieu portion of its redemption proceeds, up to a maximum additional variable charge as indicated in the chart below. The redemption transaction fees for redemptions in-kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are set forth below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth standard redemption transaction fees and maximum additional variable charges:



                                         STANDARD REDEMPTION       MAXIMUM ADDITIONAL
FUND                                       TRANSACTION FEE          VARIABLE CHARGE*
-----------------------------------     ---------------------     -------------------
iShares Nasdaq Biotechnology Index               350                       2.0%
  Fund
iShares Russell 3000 Index Fund                  500                       2.0%

                                           STANDARD REDEMPTION      MAXIMUM ADDITIONAL
FUND                                         TRANSACTION FEE         VARIABLE CHARGE*
-------------------------------------     --------------------     --------------------
iShares Russell 3000 Growth Index                   500                     2.0%
  Fund
iShares Russell 3000 Value Index Fund               500                     2.0%
iShares Russell 2000 Index Fund                     500                     2.0%
iShares Russell 2000 Growth Index                   500                     2.0%
  Fund
iShares Russell 2000 Value Index Fund               500                     2.0%
iShares Russell 1000 Index Fund                     500                     2.0%
iShares Russell 1000 Growth Index                   500                     2.0%
  Fund
iShares Russell 1000 Value Index Fund               500                     2.0%
iShares Russell Microcap Index Fund                 500                     2.0%
iShares Russell Midcap Index Fund                   500                     2.0%
iShares Russell Midcap Growth Index                 500                     2.0%
  Fund
iShares Russell Midcap Value Index                  500                     2.0%
  Fund
iShares S&P 100 Index Fund                          500                     2.0%
iShares S&P 500 Index Fund                          500                     2.0%
iShares S&P 500 Growth Index Fund                   500                     2.0%
iShares S&P 500 Value Index Fund                    500                     2.0%
iShares S&P MidCap 400 Index Fund                   500                     2.0%
iShares S&P MidCap 400 Growth Index                 500                     2.0%
  Fund
iShares S&P MidCap 400 Value Index                  500                     2.0%
  Fund
iShares S&P SmallCap 600 Index Fund                 500                     2.0%
iShares S&P SmallCap 600 Growth                     500                     2.0%
  Index Fund
iShares S&P SmallCap 600 Value Index                500                     2.0%
  Fund
iShares S&P 1500 Index Fund                         500                     2.0%
iShares S&P Global 100 Index Fund                 2,000                     2.0%
iShares S&P Global Consumer                       2,200                     2.0%
  Discretionary Sector Index Fund
iShares S&P Global Consumer Staples               2,200                     2.0%
  Sector Index Fund
iShares S&P Global Energy Sector                    600                     2.0%
  Index Fund
iShares S&P Global Financials Sector              4,200                     2.0%
  Index Fund
iShares S&P Global Healthcare Sector                700                     2.0%
  Index Fund
iShares S&P Global Industrials                    2,200                     2.0%
  Sector Index Fund
iShares S&P Global Infrastructure                 1,600                     2.0%
  Index Fund
iShares S&P Global Materials Sector               2,200                     2.0%
  Index Fund
iShares S&P Global Technology Sector              1,400                     2.0%
  Index Fund
iShares S&P Global                                  900                     2.0%
Telecommunications Sector Index
  Fund
iShares S&P Global Utilities Sector               2,000                     2.0%
  Index Fund
iShares S&P Asia 50 Index Fund                    2,500                     2.0%
iShares S&P Europe 350 Index Fund                10,000                     2.0%
iShares S&P Latin America 40 Index                  450                     2.0%
  Fund
iShares S&P/TOPIX 150 Index Fund                  3,000                     2.0%
iShares S&P U.S. Preferred Stock                    500                     2.0%
  Index Fund
iShares S&P Developed ex-U.S.                     4,500                     2.0%
  Property Index Fund


-------

*     As a percentage of the amount invested.

PLACEMENT OF REDEMPTION ORDERS FOR DOMESTIC FUNDS USING THE CLEARING PROCESS.
       Orders to redeem Creation Units of Domestic Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined on such date. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Closing Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund

Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.


PLACEMENT OF REDEMPTION ORDERS FOR DOMESTIC FUNDS OUTSIDE THE CLEARING PROCESS.
 Orders to redeem Creation Units of Domestic Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 11:00 a.m., Eastern Time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. In certain cases Authorized Participants will redeem and create Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

PLACEMENT OF REDEMPTION ORDERS FOR FOREIGN FUNDS. Orders to redeem Creation Units must be delivered through an Authorized Participant. An order in good form to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (i) a request in satisfactory form to the Trust is received by State Street not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for Foreign Funds may take longer than two Business Days after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of local holidays in the foreign countries relevant to the Foreign Funds.

In order to take delivery of shares of Fund Securities upon redemption of shares of Foreign Funds, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant's agreement with the Distributor, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund's Transfer Agent, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which BGFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m. Eastern time, on the contractual settlement date and shall be held by State Street and marked to market daily, and the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant and income, if any, will be paid to the Authorized Participant. The Participant Agreement permits the Trust, on behalf of the Fund, to acquire the Deposit Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received in good form by the Trust. Therefore, if a redemption order in proper form is submitted to State Street by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to State Street prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. If, however, a redemption order is submitted to State Street by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to State Street by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.


If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular securities included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the Portfolio Securities of a Foreign Fund may trade on the relevant exchange(s) on days that the Listing Exchange for the Foreign Fund is closed or are otherwise not Business Days for such Foreign Fund, stockholders may not be able to redeem their shares of such Foreign Fund, or to purchase and sell shares of such Foreign Fund on the Listing Exchange for Foreign Funds, on days when the NAV of such Foreign Funds could be significantly affected by events in the relevant foreign markets.

REGULAR HOLIDAYS. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.


The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (E.G., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.


The dates in calendar years 2008 and 2009 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2008



                    AUSTRALIA
-------------
January 1    March 21   May 19     August 13
January 28   March 24   June 2     October 6
March 3      April 25   June 9     November 4
March 10     May 5      August 4   December 25
                                   December 26



                 AUSTRIA
------------
January 1   May 12       December 24
March 21    May 22       December 25
March 24    August 15    December 26
May 1       December 8   December 31



                BELGIUM
------------
January 1   May 2       November 11
March 21    May 17      December 25
March 24    July 21     December 26
May 1       August 15



                       BRAZIL
-------------
January 1    March 21   July 9        December 31
January 25   April 21   November 20
February 4   May 1      December 24
February 5   May 22     December 25



                        CANADA
--------------
January 1     May 21     September 3   December 26
January 2     June 25    October 8
February 19   July 2     November 12
April 6       August 6   December 25



                DENMARK
------------
January 1   April 18   December 24
March 20    May 1      December 25
March 21    May 12     December 26
March 24    June 5     December 31



                 FINLAND
------------
January 1   June 20       December 31
March 21    December 24
March 24    December 25
May 1       December 26



                  FRANCE
------------
January 1   May 8         December 25
March 21    June 14       December 26
March 24    August 15
May 1       November 11



                       GERMANY
-------------
January 1    May 1       October 3     December 31
February 4   May 12      December 24
March 21     May 22      December 25
March 24     August 15   December 26



                      HONG KONG
----------------------------------------------------
January 1    March 24   July 1         December 25
February 6   April 4    September 15   December 26
February 7   May 1      October 1      December 31
February 8   May 12     October 7
March 21     June 9     December 24



                      IRELAND
------------
January 1   May 1      October 27    December 29
March 17    May 5      December 24
March 21    June 2     December 25
March 24    August 4   December 26



                  ITALY
------------
January 1   June 2        December 25
March 21    August 15     December 26
April 25    December 8    December 31
May 1       December 24



                          JAPAN
-------------
January 1    February 11   July 21        November 3
January 2    March 20      September 15   November 24
January 3    April 29      September 23   December 23
January 14   May 5         October 13     December 31



                    LUXEMBOURG
------------
January 1   May 1     August 15     December 26
March 21    May 12    December 24
March 24    June 23   December 25

                   MEXICO
-------------
January 1    March 21       November 20
February 4   May 1          December 12
March 17     September 16   December 25
March 20     November 17



        NETHERLANDS
------------
January 1   May 1
March 21    May 12
March 24    December 25
April 30    December 26



               NEW ZEALAND
----------------------------------------
January 1    February 6   June 2
January 2    March 21     October 27
January 21   March 24     December 25
January 28   April 25     December 26



                  NORWAY
------------
January 1   May 1         December 26
March 20    May 12        December 31
March 21    December 24
March 24    December 25



                      PORTUGAL
-------------
January 1    April 25   June 13       December 25
February 5   May 1      December 1    December 26
March 21     May 22     December 8
March 24     June 10    December 24



                     SINGAPORE
-------------
January 1    May 1      October 1    December 17
February 7   May 19     October 27   December 25
February 8   May 20     October 28
March 21     August 9   December 8



                     SOUTH KOREA
---------------------------------------------------
January 1    April 10   July 17       December 31
February 6   May 1      August 15
February 7   May 5      September 5
February 8   May 12     October 3
April 9      June 6     December 25



                       SPAIN
------------
January 1   March 24   July 25       December 26
January 7   May 1      August 15
March 20    May 2      December 8
March 21    May 15     December 25



                  SWEDEN
------------
January 1   June 6        December 26
March 21    June 20       December 31
March 24    December 24
May 1       December 25



                     SWITZERLAND
------------
January 1   May 1       September 11   December 31
January 2   May 12      December 8
March 19    May 22      December 24
March 21    August 1    December 25
March 24    August 15   December 26



                  TAIWAN
-------------
January 1    February 7    April 4
February 4   February 8    May 1
February 5   February 11   June 9
February 6   February 28   October 10



       UNITED KINGDOM
--------------------------
January 1   May 26
March 21    August 25
March 24    December 25
May 5       December 26



               UNITED STATES
------------------------------------------
January 1     May 26        November 11
January 21    July 4        November 27
February 18   September 1   December 25
March 21      October 13

2009



                      AUSTRALIA
-------------
January 1    April 13   June 8         November 3
January 26   April 27   August 3       December 25
March 2      May 4      August 12      December 28
March 9      May 18     September 28
April 10     June 1     October 5



                      AUSTRIA
------------
January 1   May 1     October 26    December 31
January 6   May 21    December 8
April 10    June 1    December 24
April 13    June 11   December 25



               BELGIUM
------------
January 1   May 21    November 2
April 10    May 22    November 11
April 13    June 1    December 25
May 1       July 21



                        BRAZIL
--------------
January 1     April 10   July 9        November 20
January 20    April 21   September 7   December 24
February 23   May 1      October 12    December 25
February 24   June 11    November 2    December 31



                        CANADA
--------------
January 1     May 18     September 7   December 28
January 2     June 24    October 12
February 16   July 1     November 11
April 10      August 3   December 25



               DENMARK
------------
January 1   May 8    December 24
April 9     May 21   December 25
April 10    June 1   December 31
April 13    June 5



                 FINLAND
------------
January 1   May 1         December 25
January 6   May 21        December 31
April 10    June 19
April 13    December 24



                  FRANCE
------------
January 1   May 8         December 25
April 10    May 21
April 13    July 14
May 1       November 11



                 GERMANY
--------------
January 1     April 13   June 11
January 6     May 1      December 24
February 23   May 21     December 25
April 10      June 1     December 31



                HONG KONG
---------------------------------------
January 1    April 13    October 26
January 26   May 1       December 24
January 27   May 28      December 25
January 28   July 1      December 31
April 10     October 1



                      IRELAND
------------
January 1   May 1      October 26    December 29
March 17    May 4      December 24
April 10    June 1     December 25
April 13    August 3   December 28



                  ITALY
------------
January 1   May 1        December 24
January 6   June 2       December 25
April 10    June 29      December 31
April 13    December 8

                           JAPAN
--------------
January 1     April 29       September 22   December 23
January 2     May 4          September 23   December 31
January 12    May 5          October 12
February 11   July 20        November 3
March 20      September 21   November 23



             LUXEMBOURG
------------
January 1   May 1    June 23
April 10    May 21   December 24
April 13    June 1   December 25



                   MEXICO
-------------
January 1    April 9        November 2
February 2   April 10       November 16
February 5   May 1          November 20
March 16     September 16   December 25



        NETHERLANDS
------------
January 1   May 1
April 10    May 21
April 13    June 1
April 30    December 25



               NEW ZEALAND
----------------------------------------
January 1    February 6   October 26
January 2    April 10     December 25
January 19   April 13     December 28
January 26   June 1



                  NORWAY
------------
January 1   May 1         December 25
April 9     May 21        December 31
April 10    June 1
April 13    December 24



                 PORTUGAL
--------------
January 1     May 1       December 1
February 24   June 10     December 8
April 10      June 11     December 24
April 13      October 5   December 25



                 SINGAPORE
-------------
January 1    May 1          October 17
January 26   May 9          November 27
January 27   August 10      December 25
April 10     September 21



         SOUTH KOREA
---------------------------
January 1    July 17
January 26   October 2
January 27   December 25
May 1        December 31
May 5



                       SPAIN
------------
January 1   April 10   October 12   December 25
January 6   April 13   November 2
March 19    May 1      November 9
April 9     May 15     December 8



                  SWEDEN
------------
January 1   May 1         December 25
January 6   May 21        December 31
April 10    June 19
April 13    December 24



                     SWITZERLAND
------------
January 1   April 13   June 29        December 31
January 2   May 1      September 10
January 6   May 21     December 8
March 19    June 1     December 24
April 10    June 11    December 25



               TAIWAN
-------------
January 1    January 27   May 28
January 22   January 28
January 23   January 29
January 26   May 1

       UNITED KINGDOM
--------------------------
January 1   May 25
April 10    August 31
April 13    December 25
May 4       December 26



               UNITED STATES
------------------------------------------
January 1     May 25        October 12
January 19    July 3        November 11
February 16   July 4        November 26
April 10      September 7   December 25



REDEMPTIONS. The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose stocks compromise the Funds. In the calendar year 2008 and 2009*, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycle for a Fund as follows:



  2008
  Denmark   03/17/08   03/25/08   8
            03/18/08   03/26/08   8
            03/19/08   03/27/08   8
  Finland   03/17/08   03/25/08   8
            03/18/08   03/26/08   8
            03/19/08   03/27/08   8
  Japan     12/26/08   01/05/09   10
            12/29/08   01/06/09   8
            12/30/08   01/07/09   8
  Mexico    03/14/08   03/24/08   10
  Norway    03/17/08   03/25/08   8
            03/18/08   03/26/08   8
            03/19/08   03/27/08   8
  Sweden    03/17/08   03/25/08   8
            03/18/08   03/26/08   8
            03/19/08   03/27/08   8
  2009
  Denmark   04/06/09   04/14/09   8
            04/07/09   04/15/09   8
            04/08/09   04/16/09   8
  Ireland   12/21/09   12/30/09   9
            12/22/09   12/31/09   9
            12/23/09   01/04/10   12
  Japan     09/16/09   09/24/09   8
            09/17/09   09/25/09   8
            09/18/09   09/26/09   8
  Norway    04/06/09   04/14/09   8
            04/07/09   04/15/09   8
            04/08/09   04/16/09   8
  Spain     04/06/09   04/14/09   8
            04/07/09   04/15/09   8
            04/08/09   04/16/09   8
  Taiwan    01/20/09   01/30/09   10


-------

* Settlement dates in the table above have been confirmed as of 6/18/08. Holidays are subject to change without further notice.

Taxes
REGULATED INVESTMENT COMPANY QUALIFICATIONS. Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (I.E., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the company's taxable year, (a) at least 50% of the market value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.

Although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in that Fund being subject to state, local, or foreign income, franchise or withholding tax liabilities.

TAXATION OF RICS. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (I.E., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (I.E., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

EXCISE TAX.   A Fund will be subject to a 4% excise tax on certain
undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

NET CAPITAL LOSS CARRYFORWARDS. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first. The following Funds had tax basis net capital loss carryforwards as of March 31, 2008, the tax year-end for the Funds listed:

                          EXPIRING      EXPIRING       EXPIRING       EXPIRING
FUND                        2010          2011           2012           2013
---------------------- ------------- -------------- -------------- --------------
iShares Nasdaq          $ 2,280,865   $ 29,163,198   $11,433,188    $39,449,891
 Biotechnology
 Index Fund
iShares Russell 1000              -      9,740,950     5,661,012              -
 Index Fund
iShares Russell 1000              -     55,091,674    23,134,640     16,440,477
 Growth Index
 Fund
iShares Russell 1000              -              -     6,460,764              -
 Value Index Fund
iShares Russell 2000     47,692,929    112,740,686    58,221,050     40,463,538
 Index Fund
iShares Russell 2000              -     51,999,054     4,816,733     24,718,345
 Growth Index
 Fund
iShares Russell 2000              -              -             -              -
 Value Index Fund
iShares Russell 3000     14,803,175     14,801,082     8,033,947         95,540
 Index Fund
iShares Russell 3000      3,437,514      6,607,675     2,294,465        911,779
 Growth Index
 Fund
iShares Russell 3000              -        342,926       144,266              -
 Value Index Fund
iShares Russell                   -              -             -              -
 Microcap Index
 Fund
iShares Russell                   -        564,856     1,554,124              -
 Midcap Index
 Fund
iShares Russell                   -        686,773     2,148,153              -
 Midcap Growth
 Index Fund
iShares Russell                   -              -     1,606,781              -
 Midcap Value
 Index Fund
iShares S&P 100           2,233,710      3,096,882       741,460              -
 Index Fund
iShares S&P 500                   -     72,624,224    24,267,905              -
 Index Fund
iShares S&P 500                   -              -    11,080,019      2,989,823
 Growth Index
 Fund
iShares S&P 500                   -      5,812,787    21,337,049              -
 Value Index Fund
iShares S&P 1500                  -              -             -              -
 Index Fund
iShares S&P Europe                -              -     2,828,772              -
 350 Index Fund
iShares S&P Global                -              -             -              -
 100 Index Fund
iShares S&P Global                -              -             -              -
 Consumer
 Discretionary
 Sector Index Fund
iShares S&P Global                -              -             -              -
 Consumer Staples
 Index Fund
iShares S&P Global                -         37,853       113,031         43,806
 Energy Sector
 Index Fund

                          EXPIRING       EXPIRING       EXPIRING
FUND                        2014           2015           2016          TOTAL
---------------------- -------------- -------------- ------------- ---------------
iShares Nasdaq          $24,158,638    $18,800,299    $ 5,156,780   $130,442,859
 Biotechnology
 Index Fund
iShares Russell 1000      3,566,065        707,111              -     19,675,138
 Index Fund
iShares Russell 1000     76,953,145     38,155,726              -    209,775,662
 Growth Index
 Fund
iShares Russell 1000      9,884,283      1,336,109      5,258,431     22,939,587
 Value Index Fund
iShares Russell 2000     98,708,572     12,245,583     14,608,054    384,680,412
 Index Fund
iShares Russell 2000     39,417,433              -     10,051,978    131,003,543
 Growth Index
 Fund
iShares Russell 2000     11,905,952              -     10,549,418     22,455,370
 Value Index Fund
iShares Russell 3000      3,180,853              -              -     40,914,597
 Index Fund
iShares Russell 3000      2,128,959      1,086,830              -     16,467,222
 Growth Index
 Fund
iShares Russell 3000        309,470        290,191        467,125      1,553,978
 Value Index Fund
iShares Russell              83,822        758,530      4,726,853      5,569,205
 Microcap Index
 Fund
iShares Russell                   -      2,966,359      9,494,772     14,580,111
 Midcap Index
 Fund
iShares Russell          17,096,686              -      3,965,198     23,896,810
 Midcap Growth
 Index Fund
iShares Russell                   -      1,114,118     13,253,157     15,974,056
 Midcap Value
 Index Fund
iShares S&P 100             360,546      2,374,610      2,327,988     11,135,196
 Index Fund
iShares S&P 500          41,594,450              -              -    138,486,579
 Index Fund
iShares S&P 500          40,360,646              -              -     54,430,488
 Growth Index
 Fund
iShares S&P 500                   -        429,512              -     27,579,348
 Value Index Fund
iShares S&P 1500             38,110              -              -         38,110
 Index Fund
iShares S&P Europe                -              -              -      2,828,772
 350 Index Fund
iShares S&P Global          949,071      2,131,997              -      3,081,068
 100 Index Fund
iShares S&P Global                -         21,774        140,985        162,759
 Consumer
 Discretionary
 Sector Index Fund
iShares S&P Global                -              -        110,998        110,998
 Consumer Staples
 Index Fund
iShares S&P Global          408,088      3,379,767        172,682      4,155,227
 Energy Sector
 Index Fund

                      EXPIRING   EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING
FUND                    2010       2011         2012         2013         2014         2015         2016         TOTAL
-------------------- --------- ------------ ------------ ------------ ------------ ------------ ------------ ------------
iShares S&P Global         -             -       65,059      20,625      374,711             -      279,616      740,011
 Financials Sector
 Index Fund
iShares S&P Global         -             -            -     119,040    2,328,014             -    2,165,971    4,613,025
 Healthcare Sector
 Index Fund
iShares S&P Global         -             -            -           -            -           175      241,597      241,772
 Industrials Sector
 Index Fund
iShares S&P Global         -             -            -           -            -         2,966      455,218      458,184
 Materials Sector
 Index Fund
iShares S&P Global         -       114,472      244,568     111,285      401,105       358,238      418,537    1,648,205
 Technology Sector
 Index Fund
iShares S&P Global         -       356,911      231,569           -            -       259,855            -      848,335
 Telecommunications
 Sector Index Fund
iShares S&P Global         -             -            -           -            -         4,149      298,224      302,373
 Utilities Sector
 Index Fund
iShares S&P Latin          -        29,834      187,237      95,728    1,028,989     4,985,741      844,965    7,172,494
 America 40 Index
 Fund
iShares S&P MidCap         -             -    6,096,922           -            -     7,070,414   12,559,634   25,726,970
 400 Index Fund
iShares S&P MidCap         -             -   10,588,183   7,127,634            -             -            -   17,715,817
 400 Growth Index
 Fund
iShares S&P MidCap    89,552     4,082,966   21,364,144   1,843,451    3,470,622    14,542,508            -   45,393,243
 400 Value Index
 Fund
iShares S&P                -    14,800,654    5,484,940           -    1,541,664             -            -   21,827,258
 SmallCap 600
 Index Fund
iShares S&P                -             -            -           -    6,711,998             -            -    6,711,998
 SmallCap 600
 Growth Index
 Fund
iShares S&P                -             -    6,867,473   3,277,415      194,198             -   10,940,333   21,279,419
 SmallCap 600
 Value Index Fund
iShares S&P U.S.           -             -            -           -            -             -      506,620      506,620
 Preferred Stock
 Index Fund
iShares S&P                -             -            -           -            -             -       37,441       37,441
 Developed ex-U.S.
 Property Index
 Fund
iShares S&P/TOPIX          -       276,198       17,138     175,929      134,303       335,080    1,371,929    2,310,577
 150 Index Fund

FUNDS HOLDING FOREIGN INVESTMENTS. Each Fund, but in particular the iShares S&P Asia 50 Index Fund, iShares S&P Europe 350 Index Fund, iShares S&P Global 100 Index Fund, iShares S&P Latin America 40 Index Fund, iShares S&P/TOPIX 150 Index Fund, iShares S&P Global Consumer Discretionary Sector Index Fund, iShares S&P Global Consumer Staples Sector Index Fund, iShares S&P Global Energy Sector Index Fund, iShares S&P Global Financials Sector Index Fund, iShares S&P Global Healthcare Sector Index Fund, iShares S&P Global Industrials Sector Index Fund, iShares S&P Global Infrastructure Index Fund, iShares S&P Global Materials Sector Index Fund, iShares S&P Global Technology Sector Index Fund, iShares S&P Global Telecommunications Sector Index Fund, iShares S&P Global Utilities Sector Index Fund and iShares S&P Developed ex-U.S. Property Index Fund, may be subject to foreign income taxes withheld at the source. Each Fund that is permitted to do so will elect to "pass through" to its investors the amount of foreign income taxes paid by the Fund provided that the Fund held the security, on the dividend settlement date and for at least fifteen additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 15-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor's PRO RATA share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor's PRO RATA share of the Fund's foreign income taxes. A foreign person who invests in a Fund that elects to "pass through" its foreign taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A foreign tax credit may not exceed the investor's U.S.
federal income tax otherwise payable with respect to the investor's foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the Fund and
(ii) the portion of any dividend paid by the Fund that represents income derived from foreign sources; the Fund's gain from the sale of securities will generally be treated as U.S. source income. Certain limitations will be imposed to the extent to which the foreign tax credit may be claimed.

TAXATION OF U.S. SHAREHOLDERS. Dividends and other distributions by a Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their PRO RATA share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.


If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.


Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date a Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

SALES OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.


If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (E.G., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.


BACK-UP WITHHOLDING. In certain cases, a Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

SECTIONS 351 AND 362. The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the IRC, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund's basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

TAXATION OF CERTAIN DERIVATIVES. A Fund's transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the IRC (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

A Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

QUALIFIED DIVIDEND INCOME. Distributions by a Fund of investment company taxable income (including any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations but generally not a U.S. REITs and certain foreign corporations (E.G., foreign corporations which are not "passive foreign investment companies" and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries:
Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Mexico, Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, and United Kingdom. A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the IRC. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains.

If you lend your Fund shares pursuant to securities lending arrangements you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income or as qualified dividends. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.

CORPORATE DIVIDENDS RECEIVED DEDUCTION. The Funds do not expect dividends that are paid to its corporate shareholders to be eligible, in the hands of such shareholders, for the corporate dividends received deduction.

EXCESS INCLUSION INCOME. Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b). Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the IRC are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in IRC Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

FOREIGN INVESTMENTS. Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as
Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

PASSIVE FOREIGN INVESTMENT COMPANIES. If a Fund purchases shares in "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

A Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

REPORTING. If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXES. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.


TAXATION OF NON-U.S. SHAREHOLDERS. Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.


In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.


A distribution from a Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT. Restrictions apply regarding wash sales and substitute payment transactions.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.


The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements
Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders is delivered with this SAI to shareholders requesting this SAI.


Effective July 24, 2008, shares of the following Funds were split on the following basis through a distribution to the shareholders of record on July 21, 2008. A 5 for 1 split of the shares of the iShares S&P Latin America 40 Index Fund, 3 for 1 split of the shares of the iShares S&P Global Energy Sector Index Fund and iShares Russell Midcap Value Index Fund and 2 for 1 split of the shares of the iShares S&P 1500 Index Fund, iShares S&P Europe 350 Index Fund, iShares S&P SmallCap 600 Growth Index Fund, iShares S&P/TOPIX 150 Index Fund and iShares Russell Midcap Growth Index Fund.

The per share amounts included in the financial highlights of the respective Funds' Prospectuses include the effect of the split, however the financial highlights incorporated by reference in this SAI do not reflect the stock split.


Miscellaneous Information
COUNSEL. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Funds' financial statements, and may perform other services.

SHAREHOLDER COMMUNICATIONS TO THE BOARD. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder;
(ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns share; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

BGI-SAI-03-1008

ISHARES(Reg. TM) TRUST

Statement of Additional Information

Dated December 1, 2007
(as revised October 30, 2008)

This combined Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectuses (the "Prospectuses") for the following Funds of iShares Trust (the "Trust"), as such Prospectuses may be revised or supplemented from time to time:

iShares FTSE/Xinhua China 25 Index Fund
iShares MSCI EAFE Growth Index Fund
iShares MSCI EAFE Index Fund
iShares MSCI EAFE Value Index Fund
iShares NYSE 100 Index Fund
iShares NYSE Composite Index Fund
iShares S&P North American Natural Resources Sector Index Fund (formerly, iShares S&P GSSI(TM) Natural Resources Index Fund) iShares S&P North American Technology Sector Index Fund (formerly, iShares S&P GSTI(TM) Technology Index Fund) iShares S&P North American Technology-Software Index Fund (formerly, iShares S&P GSTI(TM) Software Index Fund) iShares S&P North American Technology-Semiconductors Index Fund (formerly, iShares S&P GSTI(TM) Semiconductor Index Fund) iShares S&P North American Technology-Multimedia Networking Index Fund (formerly, iShares S&P GSTI(TM) Networking Index Fund)

The Prospectuses for the various iShares Funds included in this SAI are dated as follows: the iShares S&P North American Series (formerly, the iShares GSST(TM)/GSTI(TM) Series) and iShares MSCI EAFE Series, dated December 1, 2007; the iShares NYSE Series, dated December 1, 2007 and the iShares FTSE/Xinhua China 25 Index Fund, dated December 1, 2007. Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the Annual Reports of the Trust for the above listed Funds are incorporated by reference into and are deemed to be part of this SAI. A copy of each Prospectus and Annual Report may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. (the "Distributor") at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474- 2737) or visiting WWW.ISHARES.COM.


iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                              TABLE OF CONTENTS


                                                                            PAGE
                                                                           -----
General Description of the Trust and its Funds                                 1
Exchange Listing and Trading                                                   3
Investment Strategies and Risks                                                4
   Diversification Status                                                      4
   Lending Portfolio Securities                                                6
   Repurchase Agreements                                                       7
   Reverse Repurchase Agreements                                               7
   Currency Transactions                                                       7
   Securities of Investment Companies                                          8
   Foreign Securities                                                          8
   Illiquid Securities                                                         8
   Short-Term Instruments and Temporary Investments                            8
   Futures and Options                                                         9
   Options on Futures Contracts                                                9
   Swap Agreements                                                             9
   Tracking Stocks                                                            10
   Future Developments                                                        10
General Considerations and Risks                                              10
   Risks of Derivatives                                                       10
   Risks of Equity Securities                                                 10
   Risks of Futures and Options Transactions                                  11
   Risks of Swap Agreements                                                   11
   Risks of Investing in Non-U.S. Equity Securities                           11
   Dividend Risk                                                              12
Proxy Voting Policy                                                           12
Portfolio Holdings Information                                                13
Construction and Maintenance Standards for the Underlying Indexes             15

                                                                            PAGE
                                                                           -----
FTSE/Xinhua China 25 Index                                                    16

                                                                            PAGE
                                                                           -----
The MSCI Indexes Generally                                                    18
   MSCI EAFE(Reg. TM) Index                                                   21
   MSCI EAFE(Reg. TM) Growth Index                                            21
   MSCI EAFE(Reg. TM) Value Index                                             21
The NYSE Indexes Generally                                                    23
   NYSE Composite Index                                                       23
   NYSE U.S. 100 Index                                                        24
The S&P Indexes Generally                                                     25
   S&P North American Natural Resources Sector Index(TM)                      28

                                                                            PAGE
                                                                           -----
   S&P North American Technology Sector Index(TM)                             28
   S&P North American Technology-Software Index(TM)                           29
   S&P North American Technology-Semiconductors Index(TM)                     29
   S&P North American Technology-Multimedia Networking Index(TM)              28
Investment Limitations                                                        30
Continuous Offering                                                           34
Management                                                                    34
   Trustees and Officers                                                      34
   Committees of the Board of Trustees                                        37
   Remuneration of Trustees                                                   39
   Control Persons and Principal Holders of Securities                        40
Investment Advisory, Administrative and Distribution Services                 46
   Investment Adviser                                                         46
   Portfolio Managers                                                         50
   Codes of Ethics                                                            56
   Administrator, Custodian and Transfer Agent                                56
   Distributor                                                                59
   Index Providers                                                            62
Brokerage Transactions                                                        63
Additional Information Concerning the Trust                                   70
   Shares                                                                     70

                                                                            PAGE
                                                                           -----
   Termination of the Trust or a Fund                                         70
   DTC Acts as Securities Depository for the Shares of the Funds              70
Creation and Redemption of Creation Unit Aggregations                         71
   Creation                                                                   71
   Fund Deposit                                                               71
   Procedures for Creation of Creation Unit Aggregations                      72
   Placement of Creation Orders for Domestic Funds Using the Clearing
    Process                                                                   73
   Placement of Creation Orders for Domestic Funds Outside the Clearing
    Process                                                                   73
   Placement of Creation Orders for Foreign Funds                             74
   Acceptance of Orders for Creation Unit Aggregations                        75
   Creation Transaction Fee                                                   75
   Redemption of Shares in Creation Units Aggregations                        77
   Redemption Transaction Fee                                                 78
   Placement of Redemption Orders for Domestic Funds Using the Clearing
    Process                                                                   80
   Placement of Redemption Orders for Domestic Funds Outside the Clearing
    Process                                                                   81
   Placement of Redemption Orders for Foreign Funds                           81
   Regular Holidays                                                           82
   Settlement Periods Greater than Seven Days for Year 2008                   85
Taxes                                                                         86
   Regulated Investment Company Qualifications                                86
   Taxation of RICs                                                           86
   Taxation of Certain Derivatives                                            87
   Excise Tax                                                                 87
   Net Capital Loss Carryforwards                                             87
   Funds Holding Foreign Investments                                          88
   Federal Tax Treatment of Complex Securities                                89
   Taxation of U.S. Shareholders                                              89
   Sales of Shares                                                            90
   Back-Up Withholding                                                        90
   Sections 351 and 362                                                       91
   Qualified Dividend Income                                                  91
   Corporate Dividends Received Deduction                                     91
   Reporting                                                                  91
   Other Taxes                                                                91
   Taxation of Non-U.S. Shareholders                                          91
Financial Statements                                                          93
Miscellaneous Information                                                     93

                                                                            PAGE
                                                                           -----
   Counsel                                                                    93
   Independent Registered Public Accounting Firm                              93
   Shareholder Communications to the Board                                    93

General Description of the Trust and its Funds

The Trust currently consists of over 125 investment portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the "Securities Act"). This SAI relates to the following funds (each, a "Fund" and collectively, the "Funds"):

  .  iShares FTSE/Xinhua China 25 Index Fund

  .  iShares S&P North American Natural Resources Sector Index Fund

  .  iShares S&P North American Technology Sector Index Fund

  .  iShares S&P North American Technology-Software Index Fund

  .  iShares S&P North American Technology-Semiconductors Index Fund

  .  iShares S&P North American Technology-Multimedia Networking Index Fund

  .  iShares MSCI EAFE Growth Index Fund

  .  iShares MSCI EAFE Index Fund

  .  iShares MSCI EAFE Value Index Fund

  .  iShares NYSE 100 Index Fund

  .  iShares NYSE Composite Index Fund

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each, an "Underlying Index") representing publicly-traded equity securities of companies in a particular broad market, market segment, market sector or group of industries. Each Fund is managed by Barclays Global Fund Advisors ("BGFA" or the "Investment Adviser"), a subsidiary of BGI.


Each Fund offers and issues shares at their net asset value per share ("NAV") only in aggregations of a specified number of shares (each, a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The shares described in the applicable Prospectus and this SAI are listed and traded on national securities exchanges such as the American Stock Exchange ("AMEX"), the Chicago Board Options Exchange ("CBOE"), The NASDAQ Stock Market LLC ("Nasdaq"), the New York Stock Exchange ("NYSE") or NYSE Arca, Inc. ("NYSE Arca"). Shares may also be listed on certain non-U.S. exchanges, such as the Singapore Exchange and the German Stock Exchange. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units typically are a specified number of shares, generally 50,000 or multiples thereof.

The Trust reserves the right to offer a "cash" option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 110%, which BGFA may change from time to time, of the market value of the missing Deposit Securities.
See the CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS section of this SAI. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.


Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the SHAREHOLDER INFORMATION section of the Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.

Shares of each Fund are listed on the AMEX, CBOE, Nasdaq or NYSE Arca (each, a "Listing Exchange") and trade throughout the day on the Listing Exchange and other secondary markets. In addition, certain Funds may be traded on certain foreign exchanges. There can be no assurance that the requirements of a Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. Although listing requirements vary among exchanges, a Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available, (iii) the "indicative optimized portfolio value" ("IOPV") of a Fund is no longer calculated or available, or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. A Listing Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange disseminates every 15 seconds through the facilities of the Consolidated Tape Association an updated IOPV for the Fund as calculated by an information provider or market data vendors. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no representation or warranty as to the accuracy of the IOPVs.


An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit Aggregation, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time, because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real time update of the Fund's NAV, which is calculated only once a day.


In addition to the equity component described in the preceding paragraph, the IOPV for a Fund includes a cash component consisting of estimated accrued dividend and other income, less expenses.


The Trust reserves the right to adjust the share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through share splits or reverse share splits, which would have no effect on the net assets of the applicable Fund.

Investment Strategies and Risks
Each Fund seeks to achieve its investment objective by investing primarily in securities issued by companies that comprise the relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. The adverse performance of a security in a Fund's portfolio will ordinarily not result in the elimination of the security from a Fund's portfolio.


Each Fund engages in "representative sampling," which is investing in a representative sample of securities in the Underlying Index, selected by BGFA to have an investment profile similar to the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are included in the relevant Underlying Index.


DIVERSIFICATION STATUS. The following table sets forth the diversification status of each Fund:

DIVERSIFIED FUNDS                       NON-DIVERSIFIED FUNDS
-----------------------------------     ---------------------------------------------------------------------
iShares NYSE 100 Index Fund             iShares FTSE/Xinhua China 25 Index Fund
iShares NYSE Composite Index Fund       iShares MSCI EAFE Growth Index Fund
                                        iShares MSCI EAFE Index Fund
                                        iShares MSCI EAFE Value Index Fund

DIVERSIFIED FUNDS                       NON-DIVERSIFIED FUNDS
-----------------------------------     ---------------------------------------------------------------------
                                        iShares S&P North American Natural Resources Sector Index Fund
                                        iShares S&P North American Technology Sector Index Fund
                                        iShares S&P North American Technology-Software Index Fund
                                        iShares S&P North American Technology-Semiconductors Index Fund
                                        iShares S&P North American Technology-Multimedia Networking Index Fund


With respect to 75% of a Fund's total assets, a "diversified" Fund is limited by the 1940 Act such that it does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of the Fund's total assets may be invested in any manner.

A "non-diversified" classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or the securities of issuers in particular industries) may dominate the Underlying Index of such a Fund and, consequently, the Fund's investment portfolio. This may adversely affect the Fund's performance or subject the Fund's shares to greater price volatility than that experienced by more diversified investment companies.


Each Fund (whether diversified or non-diversified) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment Company ("RIC") for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "IRC"), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the IRC may limit the investment flexibility of certain Funds and may make it less likely that such Funds will meet their investment objectives.

LENDING PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.


With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk. Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk.

In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

A Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the "Board" or "Trustees"). BGI acts as securities lending agent for the Fund subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.


REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Funds will only engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found to be satisfactory by BGFA.


REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund's assets. The Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. Each Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

CURRENCY TRANSACTIONS. The Funds do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds' assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.


A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

SECURITIES OF INVESTMENT COMPANIES. Each Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Under the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund's total assets with respect to any one investment company; and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BGFA or its affiliates, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.


FOREIGN SECURITIES. Each Fund may purchase publicly-traded common stocks of foreign corporations. To the extent a Fund invests in stocks of foreign corporations, each Fund's investment in such stocks may also be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.


To the extent a Fund invests in ADRs, such ADRs will be listed on a national securities exchange, and to the extent a Fund invests in GDRs or EDRs, such GDRs and EDRs will be listed on a foreign securities exchange. A Fund will not invest in any unlisted Depository Receipt or any Depository Receipt that BGFA deems to be illiquid or for which pricing information is not readily available. In addition, all Depository Receipts generally must be sponsored, however a Fund may invest in unsponsored Depository Receipts under certain limited circumstances.

The issuers of unsponsored Depository Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depository Receipts.


Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

ILLIQUID SECURITIES. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.


SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BGFA or its affiliates); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises);
(iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase "Prime-1" by Moody's(Reg. TM) Investors Service, Inc. ("Moody's") or "A-1" by Standard & Poor's Rating Services, a division of the The McGraw-Hill Companies, Inc. ("S&P"), or if unrated, of comparable quality as determined by BGFA; (v) non-convertible corporate debt securities (E.G., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act;
(vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.


FUTURES AND OPTIONS. Each Fund may enter into U.S. or foreign futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will enter into futures contracts and options only on futures contracts that are traded on a U.S. or foreign exchange. No Fund will use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (the "CEA"). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule
4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.


A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.


Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase security investments when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.


OPTIONS ON FUTURES CONTRACTS. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options is unlimited.

Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. or foreign exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.


Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.


SWAP AGREEMENTS. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, with each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

TRACKING STOCKS. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to "track" the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company's common stock.

FUTURE DEVELOPMENTS. The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.


General Considerations and Risks

A discussion of some of the risks associated with an investment in a Fund is contained in the applicable Prospectus.


An investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.


Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

RISKS OF DERIVATIVES. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. A Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

RISKS OF EQUITY SECURITIES. An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general, and other factors that affect the market. An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

A Fund that invests in preferred stock may be exposed to certain risks not typically encounter by investing in common stock. Many preferred stocks pay dividends at a fixed rate, therefore, a preferred stock's market price may be sensitive to changes in interest rates in a manner similar to bonds - that is, as interest rates rise, the value of the preferred stock is likely to decline. Many preferred stocks also allow holders to convert the preferred stock into common stock of the issuer; the market price of such preferred stocks can be sensitive to changes in the value of the issuer's common stock. In addition, the ability of an issuer of preferred stock to pay dividends may deteriorate or the issuer may default (I.E., fail to make scheduled dividend payments on the preferred stock or scheduled interest payments on other obligations of the issuer), which would negatively affect the value of any such holding. Dividend payments on a preferred stock typically must be declared by the issuer's board of directors. An issuer's board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred stock at any time. Preferred stock is also subject to market volatility and the price of preferred stock will fluctuate based on market demand. Preferred stock often has a call feature which allows the issuer to redeem the security at its discretion. Therefore, preferred stocks having a higher than average yield may be called by the issuer, which may cause a decrease in the yield of a Fund that invested in the preferred stock.

Although most of the securities in the Underlying Indexes are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's shares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

RISKS OF FUTURES AND OPTIONS TRANSACTIONS. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.


The risk of loss in trading futures contracts or uncovered call options in some strategies (E.G., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in the type of stocks in which they invest.


Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

RISKS OF SWAP AGREEMENTS. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund's rights as a creditor (E.G., a Fund may not receive the net amount of payments that it contractually is entitled to receive).


RISKS OF INVESTING IN NON-U.S. EQUITY SECURITIES. Certain Funds (E.G., the iShares FTSE/Xinhua China 25 Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Growth Index Fund, iShares MSCI EAFE Value Index Fund, and iShares NYSE Composite Index Fund invest a significant portion of their assets in non-U.S. equity securities. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in the investor's home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulation and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lesser levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

DIVIDEND RISK. There is no guarantee that the issuers of the stocks held by a Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

Proxy Voting Policy

The Trust has adopted, as its proxy voting policies for each Fund, the proxy voting guidelines of BGFA, the investment adviser to each Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund's proxy voting guidelines and BGFA's role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates, or the Distributor or the Distributor's affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:



  . Each Fund generally supports the Board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;


  . Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

  . Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.


BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates, or the Distributor or the Distributor's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BGFA voted Fund proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available:
(i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at WWW.ISHARES.COM; and (ii) on the SEC's website at WWW.SEC.GOV.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Funds' portfolio holdings information that requires that such information be disclosed in a manner that: (a) is consistent with applicable legal requirements and in the best interests of each Fund's respective shareholders; (b) does not put the interests of the Funds' Investment Adviser, the Funds' Distributor, or any affiliated person of the Funds, the Investment Adviser or the Distributor, above those of Fund shareholders; (c) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and discussed below; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities" referred to in sub-section (c) above are generally limited to National Securities Clearing Corporation ("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors (known as "Authorized Participants") that have been authorized by the Distributor to purchase and redeem large blocks of shares (known as Creation Units) pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Funds offer and redeem their shares ("iShares Exemptive Orders"), and other institutional market participants and entities that provide information services.


Each business day, each Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. This information typically reflects each Fund's anticipated holdings on the following business day.

Daily access to information concerning the Funds' portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of the Investment Adviser and the Funds' Distributor, administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Funds, and the terms of the Funds' current registration statements. In addition, each Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, but as often as each day the Fund is open for business at www.iShares.com. More information about this disclosure is available at WWW.ISHARES.COM.


From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Funds, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Funds in the ordinary course of business after it has been disseminated to the NSCC.


Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund's fiscal year, within 70 days after the end of the quarter, and will provide that information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties in a contemporaneous manner.


The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance Standards for the Underlying Indexes
Brief descriptions of the Underlying Indexes on which the Funds are based and the equity markets in which the Funds invest are provided below.

FTSE/Xinhua China 25 Index
NUMBER OF COMPONENTS: 25
========================

INDEX DESCRIPTION. The FTSE/Xinhua China 25 Index is designed to represent the performance of the largest companies in the China equity market that are available to international investors. The Index consists of 25 of the largest and most liquid Chinese companies. The securities in the Index are weighted based on the total market value of their shares. Securities with higher total market values generally have a higher representation in the Index. Index constituents are screened for liquidity and weightings are capped to avoid over-concentration in any one stock.

The Index consists of two types of shares: "Red Chip" shares and "H" shares.

"Red Chip" shares are incorporated in Hong Kong and trade on the Hong Kong Stock Exchange. They are quoted in Hong Kong Dollars. Red Chip companies are substantially owned directly or indirectly by the Chinese Government and have the majority of their business interested in mainland China. Like other securities trading on the Hong Kong exchange, there are no restrictions on who can trade "Red Chip" shares.

"H" shares are incorporated in China and nominated by the Central Government for listing and trading on the Hong Kong exchange. They are quoted and traded in Hong Kong and U.S. dollars. Like other securities trading on the Hong Kong exchange, there are no restrictions on who can trade "H" shares.

COMPONENT SELECTION CRITERIA. The Index is primarily rule-based, but is also monitored by a governing committee. The Secretary to the Index is responsible for conducting the quarterly review of constituents for the Index and for recommending to the Index Committee any constituents to be inserted or deleted as part of the quarterly review. All eligible securities are ranked by their full market capitalizations.

ELIGIBILITY. Each security included in the Index is a current constituent of the FTSE All-World Index. All classes of equity securities in issue are eligible for inclusion in the Index subject to conforming with free-float and liquidity restrictions.

FLOAT-ADJUSTED MARKET CAPITALIZATION. When calculating index weights, individual constituents' shares held by governments, corporations, strategic partners, or other control groups are excluded from the company's outstanding shares. Shares owned by other companies are also excluded regardless of whether they are index constituents. In countries with regulated environments, where a foreign investment limit exists at the sector or company level, the constituent's weight will reflect either the foreign investment limit or the percentage float, whichever is the more restrictive.

LIQUIDITY. Stocks are screened to ensure there is sufficient liquidity to be traded. Factors in determining liquidity include the availability of current and reliable price information and the level of trading volume relative to shares outstanding. Value traded and float turnover are also analyzed on a monthly basis to review liquidity.

INDEX MAINTENANCE AND ISSUE CHANGES. The FTSE Global Classification Committee is responsible for the industry classification of constituents of the Index within the FTSE Global Classification System. The FTSE Global Classification Committee may approve changes to the FTSE Global Classification System and Management Rules. FTSE/Xinhua appoints the Chairman and Deputy Chairman of the Index. The Chairman, or in his absence Deputy Chairman, will chair meetings of the Committee and will represent that Committee outside meetings. The Chairman and Deputy Chairman of the Index Committee are collectively responsible for approving constituent changes to the Index between meetings of the Committee on advice from the Secretary to the Committee and as permitted and as specified by the Index's Ground Rules. Adjustments to reflect a major change in the amount or structure of a constituent company's issued capital will be made before the start of the index calculation on the day on which the change takes effect. Adjustments to reflect less significant changes will be implemented before the start of the index calculation on the day following the announcement of the change. Adjustments generally are made before the start of the index calculations on the day concerned, unless market conditions prevent this.

ADDITIONS. A company will be added to the Index at the periodic review if it rises to the 15th position or above when the eligible companies are ranked by full market value before the application of any investibility weightings.

DELETIONS. A company in the Index will be deleted at the periodic review if it falls to the 36th position or below when the eligible companies are ranked by full market value before the application of any investibility weighting. Any deletion to the Index will simultaneously entail an addition to the Index in order to maintain 25 Index constituents at all times.

REVISIONS TO THE FLOAT ADJUSTMENTS. The Index is reviewed quarterly for changes in free float. These reviews will coincide with the quarterly reviews undertaken of the Index. Implementation of any changes will be after the close of the Index calculation on the third Friday in January, April, July and October.

QUARTERLY INDEX REBALANCING. The quarterly review of the Index constituents takes place in January, April, July and October. Any constituent changes will be implemented on the next trading day following the third Friday of the same month of the review meeting. Details of the outcome of the review and the dates on which any changes are to be implemented will be published as soon as possible after the Index Committee meeting has concluded. Significant Index rebalancing may cause funds based on the Index to experience trading error.

INDEX AVAILABILITY. The Index is calculated continuously during Hong Kong trading hours and is widely disseminated to major data vendors. The Index will not be calculated on Hong Kong public holidays.

EXCHANGE RATES AND PRICING. The Index uses Reuters' real-time foreign exchange spot rates and Reuters' real-time security prices. The Index is calculated in Hong Kong Dollars. Non-Hong Kong Dollar denominated constituent prices are converted to Hong Kong Dollars in order to calculate the Index. The foreign exchange rates and security prices received from Reuters at the closing time of the Index are used to calculate the final index levels.

GENERAL BACKGROUND OF THE CHINESE EQUITY MARKETS. Mainland China's economy has been gradually transitioning from a centrally planned economy to a more market based economy. While the government continues to play a dominant role in the economy, the economic influence of individual citizens has been steadily increasing. Private enterprise continues to grow in place of the large state-owned enterprises, and foreign investment continues to contribute to economic growth.

China's chief industries include iron and steel, cement, chemical fertilizers, footwear, toys, food processing, automobiles, consumer electronics, telecommunications, coal, machine building, armaments, textiles and apparel, and petroleum. China's main exports are machinery and equipment, textiles and clothing, footwear, toys and sporting goods, and mineral fuels. China's main imports consists of machinery and equipment, mineral fuels, plastics, iron and steel, chemicals.

REPORTING, ACCOUNTING AND AUDITING. The mainland China reporting, accounting and auditing standards differ from U.S. standards. In general, Chinese corporations do not provide all of the disclosures required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

The MSCI Indexes Generally


IN GENERAL. The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the indexes in 1986. In November 1998, Morgan Stanley transferred all rights to the MSCI indexes to MSCI Inc., a Delaware corporation of which Morgan Stanley is the majority owner and The Capital Group of Companies, Inc. is the minority shareholder. The MSCI single country standard equity indexes have covered the world's developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets.


Local stock exchanges traditionally calculated their own indexes that were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology across all markets for all single country standard equity indexes, developed and emerging.


MSCI has announced enhancements to the methodology of the MSCI Standard Indexes, which includes the MSCI EAFE Index, MSCI EAFE Growth Index and MSCI EAFE Value Index. MSCI will expand the number of securities included in the indexes, eliminate industry sector classifications in favor of market capitalization size segmentation and eliminate overlapping market capitalization size segmentation among its indexes. These enhancements are being phased in over two stages: 50% of the transition will be completed on November 30, 2007 and the remaining transition is expected to be completed on May 30, 2008. MSCI is also combining its MSCI Standard Indexes and MSCI Small Cap Indexes to form the MSCI Global Investable Market Indexes (the "MSCI GIMI"). The MSCI Global Standard Indexes, which will include the MSCI Global Large Cap Indexes and MSCI Global Mid-Cap Indexes, are intended to cover all investable large and mid-cap securities and include approximately 85% of each market's free float-adjusted market capitalization. The enhanced MSCI Global Small Cap Index is intended to cover all companies with a market capitalization lower than that of the companies in the MSCI Global Standard Indexes and include an additional 14% coverage of each market's free-float adjusted market capitalization. The Underlying Index of the Fund at its inception will be an index of the MSCI GIMI.


Following are descriptions of the current MSCI Standard Equity Indexes and the new MSCI GIMI.

CURRENT MSCI SINGLE COUNTRY STANDARD EQUITY INDEXES

WEIGHTING. All single-country MSCI Standard Indices are free-float weighted, I.E., companies are included in the indexes at the value of their free public float (free float multiplied by security price). MSCI defines "free float" as total shares excluding shares held by strategic investors and shares subject to foreign ownership restrictions. MSCI's Standard Indices generally seek to include 85% of the free float-adjusted market capitalization of a country's stock market represented in each industry group of each country.

REGIONAL WEIGHTS. Market capitalization weighting, combined with a consistent target of 85% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets.

SELECTION CRITERIA. MSCI's index construction process involves: (i) defining the equity universe, (ii) adjusting the total market capitalization of all securities in the universe for free float available to foreign investors, (iii) classifying the universe of securities under the Global Industry Classification Standard (the "GICS") and (iv) selecting securities for inclusion according to MSCI's index construction rules and guidelines.

(I) DEFINING THE EQUITY UNIVERSE. The current index construction process starts at the country level with the identification of all listed securities for that country. Currently, MSCI creates international equity country indexes for 48 countries. In general, companies and their respective securities are classified as belonging only to the country in which they are incorporated. This allows securities to be sorted distinctly by country. All listed equity securities and listed securities that exhibit characteristics of equity securities, except investment trusts, mutual funds and equity derivatives, are eligible for inclusion in the universe. Shares of non-domiciled companies generally are not eligible for inclusion in the universe.

(II) ADJUSTING THE TOTAL MARKET CAPITALIZATION OF SECURITIES IN THE EQUITY UNIVERSE FOR FREE FLOAT. After identifying the universe of securities, MSCI calculates the free float-adjusted market capitalization of each security in that universe using publicly available information. The process of free float adjusting market capitalization involves: (i) defining and estimating the free float available to foreign investors for each security, using MSCI's definition of free float, (ii) assigning a free float-adjustment factor to each security and (iii) calculating the free float-adjusted market capitalization of each security.

(III) CLASSIFYING SECURITIES UNDER THE GICS. All securities in the equity universe are also assigned to an industry-based hierarchy, the GICS. This comprehensive classification scheme provides a universal approach to industries worldwide and forms the basis for achieving MSCI's objective of broad industry representation in its indexes.

(IV) SELECTING SECURITIES FOR INDEX INCLUSION. MSCI targets an 85% free float-adjusted market representation level in each industry group of each country. The security selection process within each industry group is based on the analysis of: (i) each company's business activities and the diversification that its securities would bring to the index, (ii) the size (based on free float-adjusted market capitalization) and liquidity of the securities of the company and (iii) the estimated free float for the company and its individual share classes. MSCI targets for inclusion the most sizable and liquid securities in an industry group. MSCI generally does not consider securities with inadequate liquidity and/or securities that do not have an estimated free float greater than 15% unless exclusion of the security of a large company would compromise the index's ability to fully and fairly represent the characteristics of the underlying market. In its Small Cap Index Series, MSCI targets 40% of the full market capitalization of the eligible small cap universe in each industry group, of each country.

FREE FLOAT. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float and (ii) limits on share ownership for foreigners.

Under MSCI's free float-adjustment methodology, a constituent's inclusion factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15% that are included on an exceptional basis, the estimated free float is adjusted to the nearest 1%.

ADDITIONS AND DELETIONS. Potential additions to the indexes are analyzed with respect to their industry group and sub-industry group, in order to represent a wide range of economic and business activities. In assessing deletions, it is important to emphasize that indexes must represent the full-investment cycle, including both bull and bear markets. Out-of-favor industries and their securities may exhibit declining prices, declining market capitalization, and/or declining liquidity, and yet are not deleted because they continue to be good representatives of their industry group.

As a general policy, changes in number of shares are coordinated with changes in FIFs to accurately reflect the investability of the underlying securities.

NEW MSCI SINGLE COUNTRY GLOBAL INVESTABLE MARKET EQUITY INDEXES

WEIGHTING. All single-country MSCI international equity indexes are free-float weighted, i.e., companies are included in the indexes at the value of their free public float (free float multiplied by security price). MSCI defines "free float" as total shares excluding shares held by strategic investors and shares subject to foreign ownership restrictions. MSCI's single country global investable market equity indexes generally seek to include 99% of the free float-adjusted market capitalization of a country's stock market.

REGIONAL WEIGHTS. Market capitalization weighting, combined with a consistent target of 99% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country, except in the developed markets of Europe, where all markets in Europe are aggregated into a single market for index construction purposes. Subsequently, individual country indices of the developed markets within the MSCI Europe Index are derived from the constituents of the MSCI Europe Index.

SELECTION CRITERIA. MSCI's index construction process involves: (i) defining the equity universe, (ii) determining the market investable equity universe for each market, (iii) determining market capitalization size segments for each market and (iv) applying index continuity rules for the standard index.

(I) DEFINING THE EQUITY UNIVERSE. MSCI begins with securities listed in countries in the MSCI Global Index Series. Of these countries, 23 are classified as developed markets and 25 as emerging markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, ETFs, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. Real estate investment trusts in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (I.E., share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.

(II) DETERMINING THE EQUITY UNIVERSE IN EACH MARKET. The equity universe in any market is derived by applying investability screens to individual companies and securities in the equity universe of that market. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.

(III) DETERMINING MARKET CAPITALIZATION SIZE SEGMENTS FOR EACH MARKET. In each market MSCI creates an Investable Market Index, Standard Index, Large Cap Index, Mid Cap Index and Small Cap Index. In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:

1. Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index.

2. Achieving consistent market coverage by ensuring that each market's size segment is represented in its proportional weight in the composite universe.

Generally, the MSCI Indexes attempt to provide the following market coverage:

     .  Investable Market Index: approximately 99%

     .  Standard Index: approximately 85%

        .  Large Cap Index: approximately 70%

        .  Mid Cap Index: approximately 15%

     .  Small Cap Index: approximately 14%

(IV) INDEX CONTINUITY RULES FOR THE STANDARD INDEX. In order to achieve index continuity, as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developing market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.

FREE FLOAT. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float and (ii) limits on share ownership for foreigners.

Under MSCI's free float-adjustment methodology, a constituent's inclusion factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15% that are included on an exceptional basis, the estimated free float is adjusted to the nearest 1%.

PRICE AND EXCHANGE RATES

PRICES. The prices used to calculate the MSCI indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

EXCHANGE RATES. MSCI currently uses the FX rates published by WM Reuters at 4:00 p.m., London time. MSCI uses WM Reuters rates for all developed and emerging markets. Exchange rates are taken daily at 4:00 p.m., London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4:00 p.m. WM Reuters provides closing bid and offer rates. MSCI uses these rates to calculate the mid-point to five decimal places.

MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM Reuters rate is believed not to be representative for a given currency on a particular day.

CHANGES TO THE INDEXES. The MSCI indexes are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI indexes involves many aspects including: (i) additions to, and deletions from, the indexes; (ii) and changes in number of shares; and (iii) changes in Foreign Inclusion Factors ("FIFs") as a result of updated free float estimates.

Index maintenance can be described by three broad categories of implementation of changes:

  . Annual full country index reviews, conducted on a fixed annual timetable, that systematically re-assess the various dimensions of the equity universe for all countries;

  . Quarterly index reviews, aimed at promptly reflecting other significant market events;

  . Ongoing event-related changes, such as mergers and acquisitions, which generally are implemented in the indexes as they occur.

Potential changes in the status of countries (stand-alone, emerging, developed) follow their own separate timetables. These changes are normally implemented in one or more phases at the regular annual full country index review and quarterly index review dates.

The annual full country index review for all the MSCI single country standard international equity indexes is carried out once every 12 months and implemented as of the close of the last business day of May. The implementation of changes resulting from a quarterly index review occurs only on three dates throughout the year: as of the close of the last business day of February, August and November. Any single country indexes may be impacted at the quarterly index review. MSCI Index additions and deletions due to quarterly index rebalancing are generally announced at least two weeks in advance.

MSCI EAFE(Reg. TM) INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 1,139
=========================================


INDEX DESCRIPTION. The MSCI EAFE(Reg. TM) Index is commonly used as a measure of international stock performance. Constituents of the Index include securities from Europe, Australasia (Australia and Asia) and the Far East.

CALCULATION METHODOLOGY. The iShares MSCI EAFE Index Fund utilizes the MSCI EAFE(Reg. TM) Index calculated with net dividends reinvested. "Net dividends" means dividends after reduction for taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. With respect to the iShares MSCI EAFE Index Fund, such withholding rates may differ from that applicable to United States residents.

The Index is calculated on a real-time basis and disseminated at regular intervals throughout the day.

MSCI EAFE(Reg. TM) GROWTH INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 710
=======================================


INDEX DESCRIPTION. The MSCI EAFE(Reg. TM) Growth Index is a subset of the MSCI EAFE(Reg. TM) Index and constituents of the Index include securities from Europe, Australasia (Australia and Asia), and the Far East. The Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE(Reg. TM) Index and consists of those securities classified by MSCI as most representing the growth style. Securities classified as growth style generally tend to have higher forecasted growth rates, lower book value to price ratios, lower forward earnings to price ratios and lower dividend yields than securities representing the value style. MSCI uses a specialized framework to attribute both growth and value style characteristics to each security within the MSCI EAFE(Reg. TM) Index. Each security is evaluated based on certain value factors and growth factors, which are then used to calculate a growth score and value score. Based upon these two scores, MSCI determines the extent to which each security is assigned to the growth or value style. It is possible for a single security to have representation in both the growth and value style indexes, however, no more than 100% of a security's float-adjusted market capitalization will be included within the combined style framework.

MSCI EAFE(Reg. TM) VALUE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 578
=======================================


INDEX DESCRIPTION. The MSCI EAFE(Reg. TM) Value Index is a subset of the MSCI EAFE(Reg. TM) Index and constituents of the Index include securities from Europe, Australasia (Australia and Asia), and the Far East. The Index generally represents approximately 50% of the free float-adjusted market capitalization of the MSCI EAFE(Reg. TM) Index and consists of those securities classified by MSCI as most representing the value style. Securities classified as value style generally tend to have higher book value to price ratios, higher forward earnings to price ratios, higher dividend yields and lower forecasted growth rates than securities representing the growth style. MSCI uses a specialized framework to attribute both value and growth style characteristics to each security within the MSCI EAFE(Reg. TM) Index. Each security is evaluated based on certain value factors and growth factors, which are then used to calculate a growth score and value score. Based upon these two scores, MSCI determines the extent to which each security is assigned to the value or growth style. It is possible for a single security to have representation in both the value and growth style indexes, however, no more than 100% of a security's float-adjusted market capitalization will be included within the combined style framework.

The NYSE Indexes Generally
COMPONENT SELECTION CRITERIA. The NYSE Indexes track the performance of specified NYSE-listed securities. The Indexes are maintained according to a rules-based methodology. The Indexes are capitalization-weighted, adjusted for free-float shares and calculated on a price and total return basis. The Indexes are weighted by float-adjusted market capitalization, rather than full market capitalization, in order to better reflect the actual number of shares available to investors. The Indexes are published every business day, and real-time updates are disseminated to financial data vendors whenever the NYSE is open.

ISSUE CHANGES. The weightings of securities (I.E., "components") in each Index are reviewed quarterly based on market-capitalization and free-float data (with the exception of the NYSE Composite, NYSE Energy, NYSE Financial and NYSE Health Care Indexes, each of which is rebalanced on an on going basis). All index-component companies must meet the substantive listing requirements of the NYSE; components that fail to meet such requirements are dropped from the Indexes. Quarterly reviews are implemented during March, June, September, and December. Changes in index composition and related weight may also be necessary on an ongoing basis to reflect extraordinary events such as delistings, bankruptcies, mergers or takeovers involving index components and changes of more than 10% in the number of outstanding shares of an Index.

INDEX MAINTENANCE. Index maintenance includes monitoring and implementing the adjustments for component additions and deletions, share changes, stock splits, stock dividends, corporate restructurings, spin-offs, or other corporate actions. Some corporate actions, such as stock splits and stock dividends, require simple changes in the common shares outstanding and the stock prices of the component companies in the Index. Other corporate actions, such as share issuances, change the aggregate free-float adjusted market capitalization of the Indexes and require additional adjustments. Corporate actions will be implemented after the close of trading on the day prior to the ex-date of such corporate actions. Whenever possible, changes to the Indexes' components will be announced at least two business days prior to their implementation date.

If trading in a security is suspended while the NYSE is open, the last traded price for that security on the NYSE is used for all subsequent index computations until trading resumes. If trading is suspended before the opening of the NYSE on a given day, the security's adjusted closing price from the previous day is used to calculate the Index. Until a particular security opens, its adjusted closing price from the previous day is used in the Index computation.

INDEX AVAILABILITY. The NYSE Indexes are calculated continuously and are available from major data vendors.

NYSE COMPOSITE INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 1,932
=========================================


INDEX OVERVIEW AND DESCRIPTION. The NYSE Composite Index is weighted using free-float market capitalization, and calculated on both price (I.E., real time) and total return (I.E., end of trading day) basis. The Index is fully transparent and rule-based. The Index is calculated and maintained by Dow Jones Indexes pursuant to a contractual agreement with the NYSE.

METHODOLOGY. Only common stocks, ADRs, REITs and tracking stocks listed on the NYSE are eligible for inclusion in the Index. Multiple classes of shares of the same issuer are eligible to be included in the Index. Preferred stocks, closed-end funds, exchange- traded funds, trust units, shares of beneficial interest, shares in limited partnerships, and derivative securities (such as warrants and rights) are not eligible for inclusion in the Index.

CALCULATION AND DISSEMINATION. The Index is calculated whenever the NYSE is open using the latest traded price on the NYSE for each security in the Index. Following the determination of the previous day's closing Index value, the Index values for the current day are updated and disseminated following the opening of NYSE trading on a real-time basis beginning when the first traded price of any of the Index components are received.

WEIGHTING. The Index is weighted by float-adjusted market capitalization, rather than full market capitalization, to reflect the actual number of shares available to investors. Shares held by governments, corporations, strategic partners of the issuer and control groups are excluded from an issuer's available float when determining Index weightings.

NYSE U.S. 100 INDEX

NUMBER OF COMPONENTS: 100
=========================

INDEX OVERVIEW AND DESCRIPTION. The NYSE U.S. 100 Index is weighted using free-float market capitalization and is calculated on both price (I.E., real-time) and total return (I.E., end of trading day) basis. The Index is fully transparent and rule-based. The Index is calculated and maintained by Dow Jones Indexes pursuant to a contractual agreement with NYSE.

METHODOLOGY. Only common stocks and other securities that have the characteristics of common equities of U.S. companies listed on the NYSE are eligible for inclusion in the Index. Fixed-dividend shares and securities such as convertible notes, warrants, rights, mutual funds, unit investment trusts, closed-end fund shares, shares in limited partnerships and tracking stocks are not eligible for inclusion in the Index. Companies that have less than 100,000 shares in average daily trading volume for the preceding three months are ineligible for inclusion in the Index. If a company has multiple share classes, only the class of shares that has the highest average daily trading volume during the preceding three months is included in the Index.

CALCULATION AND DISSEMINATION. The Index is calculated whenever the NYSE is open using the latest traded price on the NYSE for each security in the Index. Following the determination of the previous day's closing Index value, the Index values for the current day are updated and disseminated following the opening of NYSE trading on a real-time basis, beginning when the first traded price of any of the Index components are received.

WEIGHTING. The Index is weighted by float-adjusted market capitalization, rather than full market capitalization, to reflect the actual number of shares available to investors. Shares held by governments, corporations, strategic partners of the issuer and other control groups are excluded from a company's available float when determining Index weightings.

INDEX MAINTENANCE. The Index is rebalanced quarterly, with an "80-120" buffer applied to limit turnover. When the eligible universe is ranked by market capitalization, all stocks (components and new components) in the top 80 are automatically included in the Index while all stocks ranked below 120, including prior components, are automatically excluded. The remaining components are selected from stocks falling between 80 and 120, starting with the highest ranked prior components. If all prior components in this group have been added to the Index and spaces are still left, new components are added, starting with the largest capitalization stocks. Initial public offerings ("IPOs") and new listings are eligible for inclusion at the quarterly rebalancing following their sale or listing, provided that their market capitalization and trading volumes have met the threshold for inclusion for at least five trading days. However, if an IPO company or new listing would be in the top 25% of the Index's market capitalization, it may be included between reviews, provided that a minimum notification period of two business days is observed.

In addition to the scheduled quarterly rebalancing, the Index is rebalanced on an ongoing basis to accommodate extraordinary events, such as delistings, bankruptcies, mergers and acquisitions and changes of more than 10% in the number of outstanding shares of an Index component.

The S&P Indexes Generally
COMPONENT SELECTION CRITERIA FOR DOMESTIC INDEXES. The Standard & Poor's Index Committee is responsible for the overall management of the S&P Indexes. Companies (I.E., the "components") selected for the S&P U.S. Indexes represent a broad range of industry segments within the U.S. economy. The starting universe of publicly traded U.S. companies classified by the Global Industry Classification Standard (GICS(Reg. TM)) is screened to eliminate ADRs, mutual funds, limited partnerships, royalty trusts, certain holding companies, OTC bulletin board issues, pink sheet-listed issues, closed-end funds, ETFs and tracking stocks. REITs, except for mortgage REITs, are eligible for inclusion in the Indexes. The stock of each constituent must trade on either the NYSE, the AMEX or on the Nasdaq. Additionally, only one share class per constituent will be included in an Index. The share class is selected by S&P and is generally defined as the largest, most liquid share class. Companies with multiple share classes will have the classes combined for purposes of calculation of market capitalization. The following criteria are then analyzed to determine a company's eligibility for inclusion in the S&P Indexes: (i) ownership of a company's outstanding common stock, in order to screen out closely held companies; (ii) trading volume of a company's shares, in order to ensure ample liquidity and efficient share pricing; and (iii) the financial and operating condition of a company.

The S&P Indexes are capitalization weighted, based on the following formula: number of outstanding shares of a constituent (as determined by the float-adjusted market capitalization using S&P's methodology) multiplied by the constituent's share price. Companies with float-adjusted market capitalizations below certain thresholds are not eligible for the Indexes. In addition, the market capitalization of a company eligible for inclusion must be equal or greater than the Index's minimum market capitalization at the time it is being considered for Index inclusion. The market capitalizations of an Index's constituents are adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. The market capitalizations of an Index's constituent are adjusted for all strategic holdings, including private, corporate, and government holdings.

ADDITIONAL COMPONENT SELECTION CRITERIA FOR S&P NORTH AMERICAN SECTOR INDEXES. To be eligible for the S&P North American Sector Indexes, companies must be a member of either the S&P Total Market Index (TMI) or the S&P/TSX Composite. The S&P North American Sector Indexes are modified market capitalization weighted. After S&P calculates the float-adjusted market capitalizations, weights are modified so that no single constituent exceeds limits predetermined by S&P. If the combined weight of all the constituents with an individual weight greater than 5% exceeds a certain amount determined by S&P, then S&P reduces the weightings of such stocks in accordance with its methodology. Each index constituent can be a member of one, and only one, S&P North American Sector Index.

The S&P North American Sector Indexes are rebalanced semiannually on the third Friday of June and December. Except for major corporate actions such as mergers and spin-offs, stocks can only be added to or deleted from an Index at the time of the semi-annual rebalancing. In the case of GICS changes, where a company does not belong to a qualifying sector after the classification change, the company is removed from the relevant Index at the next rebalancing.

ISSUE CHANGES. General oversight responsibility for the S&P Indexes, including overall policy guidelines and methodology, is handled by the S&P Global Index Committee. Maintenance of component investments, including additions and deletions to these investments, is the responsibility of separate regional index committees composed of S&P staff specialized in the various regional equity markets and, in some cases with the assistance of local stock exchanges. Public announcements of index changes as the result of committee decisions will generally be made two business days in advance of the anticipated effective date whenever possible, although for exceptional corporate events announcements may be made earlier.

INDEX MAINTENANCE. Maintaining the S&P Indexes includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. A company will be removed from the S&P Indexes as a result of mergers/acquisitions, bankruptcy, or restructuring. A company is removed from the relevant index as close as possible to the actual date on which the event occurred. A company can be removed from an index because it no longer meets current criteria for inclusion and/or is no longer representative of its industry group. All replacement companies are selected based on the above component section criteria.

When calculating index weights, individual constituents' shares held by governments, corporations, strategic partners, or other control groups are excluded from the company's shares outstanding. Shares owned by other companies are also excluded regardless of whether they are index constituents.

In countries with regulated environments, where a foreign investment limit exists at the sector or company level, the constituent's weight will reflect either the foreign investment limit or the percentage float, whichever is the more restrictive.

Each company's financial statements will be used to update the major shareholders' ownership. However, during the course of the year, S&P also monitors each company's Investable Weight Factor (IWF) which is S&P's term for the mathematical float factor used to calculate the float adjustment. If a change in IWF is caused by a major corporate action (I.E., privatization, merger, takeover, or share offering) and the change equal to or greater than 5%, a float adjustment will be implemented as soon as reasonably possible.


Changes in the number of shares outstanding driven by corporate events such as stock dividends, splits, and rights issues will be adjusted on the ex-date. Share changes of 5% or greater are implemented when they occur. Share changes of less than 5% are only updated on a quarterly basis on the Friday near the end of the calendar quarter. Generally, index changes due to rebalancing are announced two days before the effective date by way of a news release posted on WWW.INDICES.STANDARDANDPOORS.COM.


INDEX AVAILABILITY. The S&P Indexes are calculated continuously and are available from major data vendors.

S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX(TM)*

NUMBER OF COMPONENTS: APPROXIMATELY 129
=======================================

INDEX DESCRIPTION. The S&P North American Natural Resources Sector Index is designed to measure the performance of U.S.-traded natural resource related stocks.

----------
* On March 28, 2008, the name of the iShares S&P North American Natural Resources Sector Index Fund was changed from the iShares S&P GSSI(TM) Natural Resources Index Fund. Also, on this date, the name of the Fund's corresponding index was changed from the S&P GSSI(TM) Natural Resources Index to the S&P North American Natural Resources Sector Index.

S&P NORTH AMERICAN TECHNOLOGY SECTOR INDEX(TM)*

NUMBER OF COMPONENTS: APPROXIMATELY 225
=======================================

INDEX DESCRIPTION. The S&P North American Technology Sector Index is designed to measure the performance of U.S. traded technology related stocks.

----------
* On March 28, 2008, the name of the iShares S&P North American Technology Sector Index Fund was changed from the iShares S&P GSTI(TM) Technology Index Fund. Also, on this date, the name of the Fund's corresponding index was changed from the S&P GSTI(TM) Technology Index to the S&P North American Technology Sector Index.

S&P NORTH AMERICAN TECHNOLOGY-MULTIMEDIA NETWORKING INDEX(TM)*

NUMBER OF COMPONENTS: APPROXIMATELY 29
======================================

INDEX DESCRIPTION. The S&P North American Technology-Multimedia Networking Index is designed to measure the performance of U.S.-traded communication equipment stocks.

----------
* On March 28, 2008, the name of the iShares S&P North American Technology-Multimedia Networking Index Fund was changed from the iShares S&P GSTI(TM) Networking Index Fund. Also, on this date, the name of the Fund's corresponding index was changed from the S&P GSTI(TM) Multimedia Networking Index to the S&P North American Technology-Multimedia Networking Index(TM).

S&P NORTH AMERICAN TECHNOLOGY-SEMICONDUCTORS INDEX(TM)*

NUMBER OF COMPONENTS: APPROXIMATELY 49
======================================

INDEX DESCRIPTION. The S&P North American Technology-Semiconductors Index is designed to measure the performance of U.S.-traded semiconductor stocks.

----------
* On March 28, 2008, the name of the iShares S&P North American Technology-Semiconductors Index Fund was changed from the iShares S&P GSTI(TM) Semiconductor Index Fund. Also, on this date, the name of the Fund's corresponding index was changed from the S&P GSTI(TM) Semiconductor Index to the S&P North American Technology-Semiconductors Index(TM).

S&P NORTH AMERICAN TECHNOLOGY-SOFTWARE INDEX(TM) *

NUMBER OF COMPONENTS: APPROXIMATELY 40
======================================

INDEX DESCRIPTION. The S&P North American Technology-Software Index is designed to measure the performance of U.S.-traded software-related stocks.

----------
* On March 28, 2008, the name of the iShares S&P North American Technology-Software Index Fund was changed from the iShares S&P GSTI(TM) Software Index Fund. Also, on this date, the name of the Fund's corresponding index was changed from the S&P GSTI(TM) Software Index to the S&P North American Technology-Software Index(TM).

Investment Limitations

The Board has adopted as fundamental investment policies the investment objectives of the iShares S&P North American Natural Resources Sector Index Fund and iShares S&P North American Technology-Multimedia Networking Index Fund. The investment objective and Underlying Index of each of these Funds cannot be changed without the approval of the holders of a majority of such Fund's outstanding voting securities. However, the Board has adopted as non-fundamental policies the investment objectives of all other Funds discussed in this SAI. Therefore, each of these Funds may change its investment objectives and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies each Fund's investment restrictions numbered one through six below. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of that

Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of outstanding voting securities.


ALL FUNDS (OTHER THAN THE ISHARES FTSE/XINHUA CHINA 25 INDEX FUND, ISHARES NYSE 100 INDEX FUND AND ISHARES S&P NORTH AMERICAN TECHNOLOGY-MULTIMEDIA NETWORKING INDEX FUND) WILL NOT:


1. Concentrate its investments (I.E., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund's investment objective and policies).

6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the Securities Act, in disposing of portfolio securities.


THE ISHARES FTSE/XINHUA CHINA 25 INDEX FUND, ISHARES S&P NORTH AMERICAN TECHNOLOGY-MULTIMEDIA NETWORKING INDEX FUND AND ISHARES NYSE 100 INDEX FUND WILL NOT:


1. Concentrate its investments (I.E., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4. Make loans. This restriction does not apply to: (i) the purchase of debt obligations in which each Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund's investment objective and policies).

6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the Securities Act in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, each Fund, as a non-fundamental policy, will not invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund's net assets to be invested in illiquid securities.


For purposes of the percentage limitation on each Fund's investments in illiquid securities, foreign equity securities, though not registered under the Securities Act, are not deemed illiquid with respect to each Fund if they are otherwise readily marketable. Such securities ordinarily are considered to be "readily marketable" if they are traded on an exchange or another organized market and are not legally restricted from sale by the Fund. BGFA monitors the liquidity of restricted securities in each Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:

..  The frequency of trades and quotes for the security;

.. The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

..  Dealer undertakings to make a market in the security; and

.. The nature of the security and the nature of the marketplace in which it trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund's Underlying Index and in ADRs based on securities in the Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering
The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Management
TRUSTEES AND OFFICERS. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.


The Trust, iShares, Inc., Master Investment Portfolio ("MIP") and Barclays Global Investors Funds ("BGIF"), each an open-end management investment company registered under the 1940 Act, are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 164 Funds within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and, as a result, oversees an additional 26 portfolios within the fund complex. The address of each Trustee and officer, is c/o Barclays Global Investors, N.A. 400 Howard Street, San Francisco, CA 94105. The Board has designated George G.C. Parker as its Lead Independent Trustee.

                             TRUSTEES AND OFFICERS


                                                        PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
 NAME (YEAR OF BIRTH)          POSITION                 DURING THE PAST 5 YEARS                      HELD BY TRUSTEE
---------------------- ----------------------- ---------------------------------------- ----------------------------------------
INTERESTED TRUSTEES
Lee T. Kranefuss/1/    Trustee and             Chief Executive Officer, iShares         Director (since 2003) of iShares, Inc.;
(1961)                 Chairman (since         Intermediary Index and Market            Trustee (since 2001) of BGIF and
                       2003).                  Group of BGI (since 2005);               MIP; Trustee (since 2007) of BFIT;
                                               Chief Executive Officer of the           Director (since 2003) of BGI Cayman
                                               Intermediary Investor and Exchange       Prime Money Market Fund, Ltd.
                                               Traded Products Business of BGI
                                               (2003-2005); Director of Barclays
                                               Global Fund Advisors (since 2005);
                                               Director, President and Chief
                                               Executive Officer of Barclays Global
                                               Investors International, Inc. (since
                                               2005); Director, Chairman and Chief
                                               Executive Officer of Barclays Global
                                               Investors Services (since 2005); Chief
                                               Executive Officer of the Individual
                                               Investor Business of BGI (1999-2003).
John E. Martinez/1/    Trustee (since 2003).   Co-Chief Executive Officer of Global     Director (since 2003) of iShares, Inc.;
(1962)                                         Index and Markets Group of BGI           Director (since 2005) of Real Estate
                                               (2001-2003); Chairman of Barclays        Equity Exchange.
                                               Global Investors Services (2000-2003).


-------
/1/Lee T. Kranefuss and John E. Martinez are deemed to be "interested persons" (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds' investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

INDEPENDENT TRUSTEES


                                                        PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
 NAME (YEAR OF BIRTH)          POSITION                 DURING THE PAST 5 YEARS                      HELD BY TRUSTEE
---------------------- ----------------------- ---------------------------------------- -----------------------------------------
George G.C. Parker     Trustee (since 2000);   Dean Witter Distinguished Professor of   Director (since 2002) of iShares, Inc.;
(1939)                 Lead Independent        Finance, Emeritus, Stanford University:  Director (since 1996) of Continental
                       Trustee (since 2006)    Graduate School of Business (since       Airlines, Inc.; Director (since 1995) of
                                               1994).                                   Community First Financial Group;
                                                                                        Director (since 1999) of Tejon Ranch
                                                                                        Company; Director (since 2004) of
                                                                                        Threshold Pharmaceuticals; Director
                                                                                        (since 2007) of NETGEAR, Inc.
Cecilia H. Herbert     Trustee (since 2005).   Member of Finance Council (1999-         Director (since 2005) of iShares, Inc.
(1949)                                         2006) and Chair of Investment
                                               Committee (1994-2005) Archdiocese
                                               of San Francisco; Director (since
                                               1998) and President (since 2007) of
                                               the Board of Directors, Catholic
                                               Charities CYO; Trustee (2004-2005) of
                                               Pacific Select Funds; Trustee (1992-
                                               2003) of the Montgomery Funds;
                                               Trustee (since 2002) and Chair of
                                               Finance and Investment Committees
                                               (since 2006) of the Thacher School.

                                                        PRINCIPAL OCCUPATION(S)                     OTHER DIRECTORSHIPS
 NAME (YEAR OF BIRTH)          POSITION                 DURING THE PAST 5 YEARS                       HELD BY TRUSTEE
---------------------- ----------------------- ----------------------------------------- ----------------------------------------
Charles A. Hurty       Trustee (since 2005).   Retired; Partner, KPMG, LLP (1968-        Director (since 2005) of iShares, Inc.;
(1943)                                         2001).                                    Director (since 2002) of GMAM
                                                                                         Absolute Return Strategy Fund (1
                                                                                         portfolio); Director (since 2002) of
                                                                                         Citigroup Alternative Investments
                                                                                         Multi-Adviser Hedge Fund Portfolios
                                                                                         LLC (1 portfolio); Director (since
                                                                                         2005) of CSFB Alternative
                                                                                         Investments Fund (6 portfolios).
John E. Kerrigan       Trustee (since 2005).   Chief Investment Officer, Santa Clara     Director (since 2005) of iShares, Inc.;
(1955)                                         University (since 2002); Managing         Member (since 2004) of Advisory
                                               Director, Merrill Lynch (1994-2002).      Council for Commonfund Distressed
                                                                                         Debt Partners II.
Robert H. Silver       Trustee (since March    President and Co-Founder of The           Director (since March 2007) of
(1955)                 2007).                  Bravitas Group, Inc. (since 2006);        iShares, Inc.; Director and Member
                                               Member, Non-Investor Advisory Board       (since 2006) of the Audit and
                                               of Russia Partners II, LP (since 2006);   Compensation Committee of EPAM
                                               President and Chief Operating Officer     Systems, Inc.
                                               (2003-2005) and Director (1999-2005)
                                               of UBS Financial Services, Inc.;
                                               President and Chief Executive Officer
                                               of UBS Services USA, LLC (1999-
                                               2005); Managing Director, UBS
                                               America, Inc. (2000-2005); Director
                                               and Vice Chairman of the YMCA of
                                               Greater NYC (since 2001); Broadway
                                               Producer (since 2006).

Darrell Duffie         Trustee (since June     Professor, Stanford University:           Director of iShares, Inc.
(54)                   2008).                  Graduate School of Business               (since June 2008).
                                               (since 1984).

OFFICERS


                                                        PRINCIPAL OCCUPATION(S)
 NAME (YEAR OF BIRTH)          POSITION                 DURING THE PAST 5 YEARS
---------------------- ----------------------- -----------------------------------------
Michael A. Latham      President (since 2007)  Head of Americas iShares (since
(1965)                                         2007); Chief Operating Officer of the
                                               Intermediary Investor and Exchange
                                               Traded Products Business of BGI
                                               (2003-2007); Director and Chief
                                               Financial Officer of Barclays Global
                                               Investors International, Inc. (since
                                               2005); Director of Mutual Fund
                                               Delivery in the U.S. Individual
                                               Investor Business of BGI (1999-2003).
Geoffrey D. Flynn      Treasurer and Chief     Director, Mutual Fund Operations, BGI
(1956)                 Financial Officer       (since 2007); President, Van Kampen
                       (since 2007)            Investors Services (2003-2007);
                                               Managing Director, Morgan Stanley
                                               (2002-2007); President, Morgan
                                               Stanley Trust, FSB (2002-2007).

                                                        PRINCIPAL OCCUPATION(S)
 NAME (YEAR OF BIRTH)          POSITION                 DURING THE PAST 5 YEARS
---------------------- ----------------------- -----------------------------------------
Eilleen M. Clavere     Secretary (since        Head of Legal Administration-IIB,
(1952)                    2007)                BGI (since 2006); Legal Counsel and
                                               Vice President of Atlas Funds, Atlas
                                               Advisers, Inc. and Atlas Securities,
                                               Inc. (2005-2006); Counsel, Kirkpatrick
                                               & Lockhart LLP (2001-2005).
Ira P. Shaprio (1963)  Vice President and      Associate General Counsel, BGI (since
                       Chief Legal Officer     2004); First Vice President, Merrill
                       (since 2007)            Lynch Investment Managers (1993-
                                               2004).
Amy Schioldager        Executive Vice          Head of U.S. Indexing, BGI (since
(1962)                 President (since        2006); Head of Domestic Equity
                          2007)                Portfolio Management, BGI (2001-
                                               2006).
H. Michael Williams    Executive Vice          Head, Global Index and Markets
(1960)                 President (since        Group, BGI (since January 2006);
                          2007)                Global Head of Securities Lending,
                                               BGI (2002-2006).
Patrick O'Connor       Vice President (since   Head of iShares Portfolio
(1967)                    2007)                Management, BGI (since 2006); Senior
                                               Portfolio Manager, BGI (since 1999).
Lee Sterne (1965)      Vice President (since   Senior Portfolio Manager, BGI (since
                          2007)                2004); Portfolio Manager, BGI (2001-
                                               2004).
Matt Tucker (1972)     Vice President (since   Head of U.S. Fixed Income Investment
                          2007)                Solutions, BGI (since 2005); Fixed
                                               Income Investment Strategist, BGI
                                               (2003-2005); Fixed Income Portfolio
                                               Manager, BGI (1997-2003).

COMMITTEES OF THE BOARD OF TRUSTEES.

Each Independent Trustee serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the calendar year ended December 31, 2006.

The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and
(vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees and members or chairpersons of committees of the Board. The Nominating and Governance Committee is not required to consider nominees for the Board who are recommended by shareholders. However, individual shareholder nominees may be considered if the Nominating and Governance Committee deems it appropriate. Prior to September 13, 2006, the Nominating and Governance Committee was known as the Nominating Committee. The Nominating Committee met three times during the calendar year ended December 31, 2006.

The following table sets forth, as of December 31, 2006, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust:


                                                                                                   AGGREGATE DOLLAR RANGE
                                                                                                 OF EQUITY SECURITIES IN ALL
                                                                                                   REGISTERED IINVESTMENT
                                                                                                    COMPANIES OVERSEEN BY
                                                                        DOLLAR RANGE OF EQUITY      TRUSTEE IN FAMILY OF
   NAME OF TRUSTEE                          FUND                        SECURITIES IN THE FUND      INVESTMENT COMPANIES
-------------------- ------------------------------------------------- ------------------------ ----------------------------
Lee T. Kranefuss     iShares Lehman 1-3 Year Treasury Bond Fund        $50,001-$100,000         Over $100,000
                     iShares Russell 3000 Index Fund                   Over $100,000
                     iShares iBoxx $ Investment Grade Corporate Bond   $ 10,001-$50,000
                     Fund
                     iShares Dow Jones Select Dividend Index Fund      $ 10,001-$50,000
John E. Martinez     iShares MSCI EAFE Index Fund                      Over $100,000            Over $100,000
                     iShares Russell 1000 Index Fund                   Over $100,000
                     iShares Russell 1000 Value Index Fund             Over $100,000
                     iShares Russell 2000 Index Fund                   Over $100,000
                     iShares S&P 500 Index Fund                        Over $100,000
George G.C. Parker   iShares Dow Jones Select Dividend Index Fund      Over $100,000            Over $100,000
                     iShares FTSE/Xinhua China 25 Index Fund           Over $100,000
                     iShares iBoxx $ Investment Grade                  Over $100,000
                     Corporate Bond Fund
                     iShares Lehman 1-3 Year Treasury Bond Fund        $      1-$10,000
                     iShares MSCI EAFE Index Fund                      Over $100,000
                     iShares MSCI Emerging Markets Index Fund          Over $100,000
                     iShares MSCI Mexico Index Fund                    Over $100,000
                     iShares Russell 1000 Value Index Fund             Over $100,000
                     iShares Russell 2000 Index Fund                   $50,001-$100,000
                     iShares Russell 2000 Value Index Fund             Over $100,000
                     iShares S&P 100 Index Fund                        Over $100,000
                     iShares S&P 500 Index Fund                        Over $100,000
                     iShares S&P 500 Growth Index Fund                 $ 10,001-$50,000
                     iShares S&P 500 Value Index Fund                  Over $100,000
                     iShares S&P Midcap 400 Value Index Fund           Over $100,000
                     iShares S&P Global 100 Index Fund                 $ 10,001-$50,000
Cecilia H. Herbert   iShares MSCI Hong Kong Index Fund                 $ 10,001-$50,000         Over $100,000
                     iShares MSCI Japan Index Fund                     $ 10,001-$50,000
                     iShares Dow Jones Consumer Goods Sector Index     $ 10,001-$50,000
                     Fund

                                                                                                       AGGREGATE DOLLAR RANGE
                                                                                                     OF EQUITY SECURITIES IN ALL
                                                                                                       REGISTERED IINVESTMENT
                                                                                                        COMPANIES OVERSEEN BY
                                                                          DOLLAR RANGE OF EQUITY        TRUSTEE IN FAMILY OF
  NAME OF TRUSTEE                           FUND                          SECURITIES IN THE FUND        INVESTMENT COMPANIES
------------------   -------------------------------------------------   ------------------------   ----------------------------
                     iShares FTSE/Xinhua China 25 Index Fund             $ 10,001-50,000
                     iShares S&P 500 Index Fund                          Over $100,000
Charles A. Hurty     iShares S&P 500 Index Fund                          $10,001-$50,000            Over $100,000
                     iShares FTSE/Xinhua China 25 Index Fund             $10,001-$50,000
                     iShares Dow Jones Financial Sector Index Fund       $10,001-$50,000
                     iShares Dow Jones U.S. Energy Sector Index Fund     $10,001-$50,000
                     iShares Dow Jones U.S. Technology Sector Index      $10,001-$50,000
                     Fund
                     iShares MSCI EAFE Index Fund                        $10,001-$50,000
                     iShares MSCI Japan Index Fund                       $10,001-$50,000
John E. Kerrigan     iShares Russell 1000 Index Fund                     Over $100,000              Over $100,000
                     iShares MSCI Japan Index Fund                       Over $100,000
                     iShares MSCI Pacific ex-Japan Index Fund            Over $100,000
Robert H. Silver     iShares Russell 2000 Index Fund                     Over $100,000              Over $100,000
                     iShares MSCI EAFE Index Fund                        $10,001-$50,000
Darrell Duffie       N/A                                                 $0                         $0



As of December 31, 2006, none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust ("Independent Trustees") or their immediate family members owned beneficially or of record any securities of BGFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under control with BGFA or the Distributor.


REMUNERATION OF TRUSTEES. The Trust pays each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $75,000 for meetings of the Board attended by the Trustee; also the Trust pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. During the period January 1, 2006 through December 31, 2006, the Trust paid each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $60,000 for meetings of the Board attended by the Trustee; the Trust also paid Charles Hurty an annual fee of $12,500 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and Committee meetings.

The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2006:

                                                         PENSION OR
                                   AGGREGATE             RETIREMENT                                         TOTAL
                                 COMPENSATION       BENEFITS ACCRUED AS       ESTIMATED ANNUAL          COMPENSATION
                                   FROM THE            PART OF TRUST            BENEFITS UPON          FROM THE FUNDS
 NAME OF INTERESTED TRUSTEE          TRUST              EXPENSES/1/             RETIREMENT/1/        AND FUND COMPLEX/2/
---------------------------     --------------     ---------------------     ------------------     --------------------
Lee T. Kranefuss/3/                 $     0            Not Applicable          Not Applicable             $      0
John E. Martinez                    $60,000            Not Applicable          Not Applicable             $120,000

-------
/1/ No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
/2/ Includes compensation for service on the Board of Directors of iShares,
    Inc.
/3/ Lee Kranefuss was not compensated by the Funds due to his employment with BGI during the time period reflected in the table.

The table below sets forth the total compensation paid to each Independent Trustee for the calendar year ended December 31, 2006:

                                   AGGREGATE              PENSION OR                                       TOTAL
                                 COMPENSATION   RETIREMENT BENEFITS ACCRUED AS   ESTIMATED ANNUAL      COMPENSATION
                                   FROM THE              PART OF TRUST             BENEFITS UPON      FROM THE FUNDS
 NAME OF INDEPENDENT TRUSTEE/1/      TRUST                EXPENSES/2/              RETIREMENT/2/    AND FUND COMPLEX/3/
------------------------------- -------------- -------------------------------- ------------------ --------------------
Richard K. Lyons/4/                 $50,869             Not Applicable            Not Applicable        $154,413/5/
George G.C. Parker                  $85,000             Not Applicable            Not Applicable        $   170,000
W. Allen Reed/6/                    $36,250             Not Applicable            Not Applicable        $    72,500
Cecilia H. Herbert                  $60,000             Not Applicable            Not Applicable        $   120,000
Charles A. Hurty                    $66,250             Not Applicable            Not Applicable        $   132,500
John E. Kerrigan                    $60,000             Not Applicable            Not Applicable        $   120,000

-------
/1/ Compensation is not shown for Robert H. Silver or Darrell Duffie because they were appointed to serve as Independent Trustees of the Trust effective March 9, 2007 and June 18, 2008, respectively.
/2/ No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
/3/ Includes compensation for service on the Board of Directors of iShares,
    Inc.
/4/ Served as Trustee through November 6, 2006.

/5/ Includes compensation as Trustee for BGIF, MIP and BFIT investment companies with 24 funds also advised by BGFA and/or for which BGFA provides administration services.
/6/ Served as Trustee through June 30, 2006.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.


The Trustees and officers of the Trust collectively owned less than 1% of each of the Funds' outstanding shares as of October 31, 2007.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of October 31, 2007, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

                                                                                           PERCENTAGE
               FUND                                         NAME                          OF OWNERSHIP
----------------------------------  ---------------------------------------------------- -------------
iShares FTSE/Xinhua China 25 Index  National Financial Services LLC                           13.07%
  Fund
                                    Charles Schwab & Co., Inc.                                11.84%
                                    Merrill Lynch Safekeeping                                  5.71%
                                    Brown Brothers Harriman & Co.                              5.38%
                                    Citigroup Global Markets Inc.                              5.12%

                                                                                           PERCENTAGE
               FUND                                         NAME                          OF OWNERSHIP
----------------------------------  ---------------------------------------------------- -------------
iShares MSCI EAFE Growth Index Fund National Financial Services LLC                            8.71%
                                    Brown Brothers Harriman & Co.                              7.97%
                                    Charles Schwab & Co., Inc.                                 6.87%

                                                                                           PERCENTAGE
               FUND                                         NAME                          OF OWNERSHIP
----------------------------------  ---------------------------------------------------- -------------
                                    Merrill Lynch Safekeeping                                  6.55%
                                    Morgan Stanley DW Inc.                                     5.59%
                                    Pershing LLC                                               5.58%
iShares MSCI EAFE Index Fund        Charles Schwab & Co., Inc.                                 9.36%
                                    Northern Trust Company, The                                7.84%
                                    National Financial Services LLC                            5.91%
                                    Bank of New York, The                                      5.27%
iShares MSCI EAFE Value Index Fund  National Financial Services LLC                           11.92%
                                    Mellon Trust of New England, National Association         10.12%
                                    Charles Schwab & Co., Inc.                                 9.53%
                                    Pershing LLC                                               7.35%
                                    Merrill Lynch Safekeeping                                  5.03%
                                    Citigroup Global Markets Inc.                              5.00%
iShares NYSE 100 Index Fund         First Clearing, LLC                                       32.71%
                                    Lehman Brothers, Inc.                                     11.79%
                                    Pershing LLC                                               9.62%
iShares NYSE Composite Index Fund   Charles Schwab & Co., Inc.                                22.03%
                                    National Financial Services LLC                           11.85%
                                    Brown Brothers Harriman & Co.                             11.62%
                                    American Enterprise Investment Services Inc.               6.61%
                                    Pershing LLC                                               6.60%
                                    Timber Hill LLC                                            6.42%

                                                                                           PERCENTAGE
               FUND                                         NAME                          OF OWNERSHIP
----------------------------------  ---------------------------------------------------- -------------
iShares S&P North American Natural  Charles Schwab & Co., Inc.                                16.05%
  Resources Sector Index Fund
                                    National Financial Services LLC                            8.80%
                                    Ameritrade, Inc.                                           7.27%
                                    Bank of New York, The                                      6.10%
                                    Pershing LLC                                               5.90%
iShares S&P North American          Brown Brothers Harriman & Co.                             16.80%
  Technology-Multimedia Networking
  Index Fund
                                    First Clearing, LLC                                       16.71%
                                    Charles Schwab & Co., Inc.                                13.46%
                                    Citigroup Global Markets Inc.                              9.41%
                                    National Financial Services LLC                            5.08%
iShares S&P North American          Charles Schwab & Co., Inc.                                15.27%
  Technology-Semiconductors Index
  Fund
                                    Citigroup Global Markets Inc.                             10.99%
                                    Brown Brothers Harriman & Co.                              8.53%
                                    Merrill, Lynch, Pierce, Fenner & Smith                     6.72%
                                    Incorporated
                                    National Financial Services LLC                            5.07%
iShares S&P North American          Citigroup Global Markets Inc.                             16.74%
  Technology-Software Index Fund
                                    First Clearing, LLC                                       14.28%
                                    Charles Schwab & Co., Inc.                                 8.50%
                                    Citibank, N.A.                                             8.03%
                                    Merrill, Lynch, Pierce, Fenner & Smith                     5.63%
                                    Incorporated
                                    Brown Brothers Harriman & Co.                              5.10%
iShares S&P North American          Charles Schwab & Co., Inc.                                10.75%
  Technology Sector Index Fund
                                    Citibank, N.A.                                             9.64%
                                    Citigroup Global Markets Inc.                              8.14%

                                                                                           PERCENTAGE
               FUND                                         NAME                          OF OWNERSHIP
----------------------------------  ---------------------------------------------------- -------------
                                    JPMorgan Chase Bank, National Association                  7.98%
                                    National Financial Services LLC                            7.14%

Investment Advisory, Administrative and Distribution Services
INVESTMENT ADVISER. BGFA serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

For its investment advisory services to the iShares MSCI EAFE Index Fund and certain other iShares funds (iShares MSCI ACWI Index Fund and iShares MSCI ACWI ex US Index Fund, which are offered in separate SAIs), BGFA is paid a management fee based on each Fund's allocable portion of: 0.35% per annum of the aggregate net assets less than or equal to $30.0 billion, plus 0.32% per annum of the aggregate net assets between $30.0 billion and $60.0 billion, plus 0.28% per annum of the aggregate net assets in excess of $60.0 billion.

For its investment advisory services to the iShares FTSE/Xinhua China 25 Index Fund and another iShares fund (iShares FTSE China (HK Listed) Index Fund, which is offered in a separate SAI), BGFA is paid a management fee based on each Fund's allocable portion of: 0.74% per annum of the aggregate net assets less than or equal to $6.0 billion, plus 0.67% per annum of the aggregate net assets between $6.0 billion and $12.0 billion, plus 0.60% per annum of the aggregate net assets in excess of $12.0 billion.

For its investment advisory services to the iShares S&P North American Natural Resources Sector Index Fund, iShares S&P North American Technology-Multimedia Networking Index Fund, iShares S&P North American Technology-Semiconductors Index Fund, iShares S&P North American Technology-Software Index Fund and iShares S&P North American Technology Sector Index Fund and certain other iShares funds (iShares S&P Global Clean Energy Index Fund, iShares S&P Global Consumer Discretionary Sector Index Fund, iShares S&P Global Consumer Staples Sector Index Fund, iShares S&P Global Energy Sector Index Fund, iShares S&P Global Financials Sector Index Fund, iShares S&P Global Healthcare Sector Index Fund, iShares S&P Global Industrials Sector Index Fund, iShares S&P Global Infrastructure Index Fund, iShares S&P Global Materials Sector Index Fund, iShares S&P Global Nuclear Energy Index Fund, iShares S&P Global Technology Sector Index Fund, iShares S&P Global Telecommunications Sector Index Fund, iShares S&P Global Timber & Forestry Index Fund and iShares S&P Global Utilities Sector Index Fund, which are offered in separate SAIs), BGFA is paid a management fee based on each Fund's allocable portion of: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets in excess of $10.0 billion.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest and taxes, brokerage expenses and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses. For its investment management services to each Fund, BGFA is paid a management fee at the annual rates (as a percentage of such Fund's average net assets) listed below.

The following table sets forth the management fees paid by each Fund for the periods noted below:

                                                                  MANAGEMENT    MANAGEMENT   MANAGEMENT
                                                                  FEES PAID     FEES PAID     FEES PAID
                                                        FUND         FOR           FOR           FOR
                                       MANAGEMENT    INCEPTION   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
FUND                                      FEE           DATE      ENDED 2007    ENDED 2006   ENDED 2005
----------------------------------- --------------- ----------- ------------- ------------- ------------
iShares FTSE/Xinhua China 25 Index      0.74   %     10/05/04     33,072,709   14,344,658     4,010,649
  Fund
iShares S&P North American Natural      0.48   %     10/22/01      7,215,169    5,896,751     2,358,153
  Resources Sector Index Fund/1/
iShares S&P North American              0.48   %     07/10/01        922,362    1,241,090       755,164
  Technology-Multimedia Networking
  Index Fund/2/
iShares S&P North American              0.48   %     07/10/01      1,433,489    2,096,358     1,387,611
  Technology-Semiconductors Index
  Fund/3/
iShares S&P North American              0.48   %     07/10/01        955,292      870,951       716,661
  Technology-Software Index
  Fund/4/
iShares S&P North American              0.48   %     03/13/01      1,452,126    1,426,656       988,419
  Technology Sector Index Fund/5/
iShares MSCI EAFE Growth Index Fund     0.40   %     08/01/05      1,641,713      483,053        N/A
iShares MSCI EAFE Index Fund            0.34%/6/     08/14/01    131,359,287   84,003,858    46,995,227
iShares MSCI EAFE Value Index Fund      0.40   %     08/01/05      3,181,820      637,012        N/A
iShares NYSE 100 Index Fund             0.20   %     03/29/04        703,805      118,017        57,086

                                                               MANAGEMENT    MANAGEMENT   MANAGEMENT
                                                               FEES PAID     FEES PAID     FEES PAID
                                                     FUND         FOR           FOR           FOR
                                     MANAGEMENT   INCEPTION   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
FUND                                     FEE         DATE      ENDED 2007    ENDED 2006   ENDED 2005
----------------------------------- ------------ ----------- ------------- ------------- ------------
iShares NYSE Composite Index Fund        0.25%    03/30/04       255,569        84,881        29,128

-------

/1/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSSI(TM) Natural Resources Index Fund and the S&P GSSI(TM) Natural Resources Index to the iShares S&P North American Natural Resources Sector Index Fund and the S&P North American Natural Resources Sector Index(TM), respectively.
/2/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Networking Index Fund and the S&P GSTI(TM) Multimedia Networking Index to the iShares S&P North American Technology-Multimedia Networking Index Fund and the S&P North American Technology-Multimedia Networking Index(TM), respectively.
/3/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Semiconductor Index Fund and the S&P GSTI(TM) Semiconductor Index to the iShares S&P North American Technology-Semiconductors Index Fund and the S&P North American Technology-Semiconductors Index(TM), respectively.
/4/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Software Index Fund and the S&P GSTI(TM) Software Index to the iShares S&P North American Technology-Software Index Fund and the S&P North American Technology-Software Index(TM), respectively.
/5/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Technology Index Fund and the S&P GSTI(TM) Technology Index to the iShares S&P North American Technology Sector Index Fund and the S&P North American Technology Sector Index(TM), respectively.
/6/Reflects blended management fees paid by the Fund after giving effect to the applicable breakpoint.


The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60-days notice, by the Board or by a vote of the holders of a majority of the applicable Fund's outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).


Current interpretations of U.S. federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the shares of the Funds, but (ii) would not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Funds or from purchasing shares as agent for and upon the order of a customer.


BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA, or its affiliates, would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA, or its affiliates, might offer to provide additional services.

BGFA and/or BGI may pay certain broker-dealers and intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. BGFA and/or BGI may also pay broker-dealers or intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange traded products in general. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by BGFA and/or BGI from their own resources and not from the assets of the Funds.

PORTFOLIO MANAGERS.


 The individuals named as Portfolio Managers in a Fund's prospectus were also primarily responsible for the day-to-day management of certain types of other iShares Funds and certain other portfolios and/or accounts in addtion to the Funds, as indicated in the tables below as of October 31, 2007:



DIANE HSIUNG
TYPES OF ACCOUNTS                           NUMBER              TOTAL ASSETS
----------------------------------     ----------------     -------------------
Registered Investment Companies               124            $311,024,000,000
Other Pooled Investment Vehicles                1            $    235,000,000
Other Accounts                                  5            $  1,365,000,000
Accounts with Incentive-Based Fee             N/A                         N/A
  Arrangements

GREG SAVAGE
TYPES OF ACCOUNTS                           NUMBER              TOTAL ASSETS
----------------------------------     ----------------     -------------------
Registered Investment Companies               124            $311,024,000,000
Other Pooled Investment Vehicles                1            $    235,000,000
Other Accounts                                  6            $  1,365,000,000
Accounts with Incentive-Based Fee             N/A                         N/A
  Arrangements



Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that compose those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.


Like the Funds, the other portfolios or accounts managed by the Portfolio Managers generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest that may result in the Portfolio Manager's favoring those portfolios or accounts with incentive-based fee arrangements.


The below table reflects, for each Portfolio Manager, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees for those portfolios or accounts are based on the performance of those portfolios or accounts, as of October 31, 2007:


DIANE HSIUNG
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH               AGGREGATE
TYPES OF ACCOUNTS                      PERFORMANCE FEES MANAGED       OF TOTAL ASSETS
---------------------------------     --------------------------     ----------------
Registered Investment Companies                  N/A                       N/A
Other Pooled Investment Vehicles                 N/A                       N/A
Other Accounts                                   N/A                       N/A

GREG SAVAGE
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH               AGGREGATE
TYPES OF ACCOUNTS                      PERFORMANCE FEES MANAGED       OF TOTAL ASSETS
---------------------------------     --------------------------     ----------------
Registered Investment Companies                  N/A                       N/A
Other Pooled Investment Vehicles                 N/A                       N/A
Other Accounts                                   N/A                       N/A


As of October 31, 2007, with respect to all Funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers receive a salary and are eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including, but not limited to, the Portfolio Manager's title, scope of responsibilities, experience and knowledge. The Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager's business unit, and an assessment of the Portfolio Manager's individual performance. The Portfolio Manager's salary and annual bonus are paid in cash. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees (within the meaning of ERISA Section 401(a))" as so specified under the terms of BGI's Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.

Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under the CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.


As of October 31, 2007, the Portfolio Managers beneficially owned shares of the Funds in the amounts reflected in the following tables:

DIANE HSIUNG
                                                                            DOLLAR RANGE
                                       --------------------------------------------------------------------------------------
                                                                  $10,001       $50,001      $100,001      $500,001      OVER
                                        NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                   ------    ------------    ---------    ----------    ----------    ----------    -----
iShares FTSE/Xinhua China 25 Index        X
  Fund
iShares MSCI EAFE Growth Index Fund       X
iShares MSCI EAFE Index Fund              X
iShares MSCI EAFE Value Index Fund        X
iShares NYSE 100 Index Fund               X
iShares NYSE Composite Index Fund         X

DIANE HSIUNG
                                                                            DOLLAR RANGE
                                       --------------------------------------------------------------------------------------
                                                                  $10,001       $50,001      $100,001      $500,001      OVER
                                        NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                   ------    ------------    ---------    ----------    ----------    ----------    -----
iShares S&P North American Natural        X
  Resources Sector Index Fund
iShares S&P North American Technology     X
  Sector Index Fund
iShares S&P North American Technology-    X
  Software Index Fund
iShares S&P North American Technology-    X
  Semiconductors Index Fund
iShares S&P North American Technology-    X
  Multimedia Networking Index Fund

GREG SAVAGE
                                                                            DOLLAR RANGE
                                       --------------------------------------------------------------------------------------
                                                                  $10,001       $50,001      $100,001      $500,001      OVER
                                        NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                   ------    ------------    ---------    ----------    ----------    ----------    -----
iShares FTSE/Xinhua China 25 Index                     X
  Fund
iShares MSCI EAFE Growth Index Fund       X
iShares MSCI EAFE Index Fund              X
iShares MSCI EAFE Value Index Fund        X
iShares NYSE 100 Index Fund               X
iShares NYSE Composite Index Fund         X

GREG SAVAGE
                                                                            DOLLAR RANGE
                                       --------------------------------------------------------------------------------------
                                                                  $10,001       $50,001      $100,001      $500,001      OVER
                                        NONE      $1 TO $10K      TO $50K      TO $100K      TO $500K       TO $1M       $1M
FUND                                   ------    ------------    ---------    ----------    ----------    ----------    -----
iShares S&P North American Natural        X
  Resources Sector Index Fund
iShares S&P North American Technology     X
  Sector Index Fund
iShares S&P North American Technology-    X
  Software Index Fund
iShares S&P North American Technology-    X
  Semiconductors Index Fund
iShares S&P North American Technology-    X
  Multimedia Networking Index Fund



CODES OF ETHICS. The Trust, BGFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent for the Funds. State Street's principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to an Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax, accounting services, and financial reporting for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records, and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as a transfer agent for each Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for the foregoing services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee.


The following table sets forth the administration, transfer agency and custodian expenses of each Fund for the periods noted below:

                                                           CUSTODY,             CUSTODY,            CUSTODY,
                                                       ADMINISTRATION,      ADMINISTRATION,      ADMINISTRATION,
                                                       TRANSFER AGENCY      TRANSFER AGENCY      TRANSFER AGENCY
                                                           EXPENSES             EXPENSES            EXPENSES
                                           FUND          PAID DURING          PAID DURING          PAID DURING
                                        INCEPTION        FISCAL YEAR          FISCAL YEAR          FISCAL YEAR
FUND                                       DATE           ENDED 2007           ENDED 2006          ENDED 2005
-----------------------------------    -----------    -----------------    -----------------    ----------------
iShares FTSE/Xinhua China 25 Index      10/05/04           967,582              445,777              137,608
  Fund
iShares S&P North American Natural      10/22/01            87,946               93,914               48,133
  Resources Sector Index Fund/1/
iShares S&P North American              07/10/01            12,521               19,525               15,450
  Technology-Multimedia Networking
  Index Fund/2/
iShares S&P North American              07/10/01            20,256               32,609               27,028
  Technology-Semiconductors
  Index Fund/3/

                                                           CUSTODY,             CUSTODY,            CUSTODY,
                                                       ADMINISTRATION,      ADMINISTRATION,      ADMINISTRATION,
                                                       TRANSFER AGENCY      TRANSFER AGENCY      TRANSFER AGENCY
                                                           EXPENSES             EXPENSES            EXPENSES
                                           FUND          PAID DURING          PAID DURING          PAID DURING
                                        INCEPTION        FISCAL YEAR          FISCAL YEAR          FISCAL YEAR
FUND                                       DATE           ENDED 2007           ENDED 2006          ENDED 2005
-----------------------------------    -----------    -----------------    -----------------    ----------------
iShares S&P North American              07/10/01             15,021               15,786               15,547
  Technology-Software Index Fund/4/
iShares S&P North American              03/13/01             23,738               24,509               22,507
  Technology Sector Index Fund/5/
iShares MSCI EAFE Growth Index Fund     08/01/05             96,890               88,492               N/A
iShares MSCI EAFE Index Fund            08/14/01          5,548,734            4,053,126            3,204,676
iShares MSCI EAFE Value Index Fund      08/01/05            166,957              101,435               N/A
iShares NYSE 100 Index Fund             03/29/04             27,944                8,902                6,587
iShares NYSE Composite Index Fund       03/30/04             11,492                7,952                5,337

                                                           CUSTODY,             CUSTODY,            CUSTODY,
                                                       ADMINISTRATION,      ADMINISTRATION,      ADMINISTRATION,
                                                       TRANSFER AGENCY      TRANSFER AGENCY      TRANSFER AGENCY
                                                           EXPENSES             EXPENSES            EXPENSES
                                           FUND          PAID DURING          PAID DURING          PAID DURING
                                        INCEPTION        FISCAL YEAR          FISCAL YEAR          FISCAL YEAR
FUND                                       DATE           ENDED 2007           ENDED 2006          ENDED 2005
-----------------------------------    -----------    -----------------    -----------------    ----------------


-------

/1/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSSI(TM) Natural Resources Index Fund and the S&P GSSI(TM) Natural Resources Index to the iShares S&P North American Natural Resources Sector Index Fund and the S&P North American Natural Resources Sector Index(TM), respectively.
/2/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Networking Index Fund and the S&P GSTI(TM) Multimedia Networking Index to the iShares S&P North American Technology-Multimedia Networking Index Fund and the S&P North American Technology-Multimedia Networking Index(TM), respectively.
/3/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Semiconductor Index Fund and the S&P GSTI(TM) Semiconductor Index to the iShares S&P North American Technology-Semiconductors Index Fund and the S&P North American Technology-Semiconductors Index(TM), respectively.
/4/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Software Index Fund and the S&P GSTI(TM) Software Index to the iShares S&P North American Technology-Software Index Fund and the S&P North American Technology-Software Index(TM), respectively.
/5/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Technology Index Fund and the S&P GSTI(TM) Technology Index to the iShares S&P North American Technology Sector Index Fund and the S&P North American Technology Sector Index(TM), respectively.

DISTRIBUTOR. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the applicable Prospectus and below in the CREATION AND REDEMPTION OF CREATION UNITS AGGREGATIONS section. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and a member of the Financial Industry Regulatory Authority ("FINRA").


The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60-days prior written notice to the other party (i) by vote of a majority of the Independent Trustees, or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company ("DTC") participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

The following table sets forth the compensation paid by BGFA to the Distributor for certain services, not primarily intended to result in the sale of Fund shares, provided to each Fund during the periods noted below:

                                                         COMPENSATION      COMPENSATION       COMPENSATION
                                            FUND         PAID DURING        PAID DURING        PAID DURING
                                         INCEPTION       FISCAL YEAR        FISCAL YEAR        FISCAL YEAR
FUND                                        DATE          ENDED 2007        ENDED 2006         ENDED 2005
-----------------------------------     -----------     -------------     --------------     --------------
iShares FTSE/Xinhua China 25 Index       10/05/04          49,646.77          38,531.58          31,860.15
  Fund
iShares S&P North American Natural       10/22/01          49,646.77          38,531.58          37,068.48
  Resources Sector Index Fund/1/
iShares S&P North American               07/10/01          49,646.77          38,531.58          37,068.48
  Technology-Multimedia Networking
  Index Fund/2/
iShares S&P North American               03/13/01          49,646.77          38,531.58          37,068.48
  Technology-Semiconductors
  Index Fund/3/
iShares S&P North American               07/10/01          49,646.77          38,531.58          37,068.48
  Technology-Software Index Fund/4/
iShares S&P North American               07/10/01          49,646.77          38,531.58          37,068.48
  Technology Sector Index Fund/5/
iShares MSCI EAFE Growth Index Fund      08/01/05          49,646.77          38,531.58           N/A
iShares MSCI EAFE Index Fund             08/14/01          49,646.77          38,531.58          37,068.48
iShares MSCI EAFE Value Index Fund       08/01/05          49,646.77          38,531.58           N/A
iShares NYSE 100 Index Fund              03/29/04          49,646.77          38,531.58          37,068.48
iShares NYSE Composite Index Fund        03/30/04          49,646.77          38,531.58          37,068.48

-------

/1/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSSI(TM) Natural Resources Index Fund and the S&P GSSI(TM) Natural Resources Index to the iShares S&P North American Natural Resources Sector Index Fund and the S&P North American Natural Resources Sector Index(TM), respectively.
/2/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Networking Index Fund and the S&P GSTI(TM) Multimedia Networking Index to the iShares S&P North American Technology-Multimedia Networking Index Fund and the S&P North American Technology-Multimedia Networking Index(TM), respectively.
/3/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Semiconductor Index Fund and the S&P GSTI(TM) Semiconductor Index to the iShares S&P North American Technology-Semiconductors Index Fund and the S&P North American Technology-Semiconductors Index(TM), respectively.
/4/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Software Index Fund and the S&P GSTI(TM) Software Index to the iShares S&P North American Technology-Software Index Fund and the S&P North American Technology-Software Index(TM), respectively.
/5/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Technology Index Fund and the S&P GSTI(TM) Technology Index to the iShares S&P North American Technology Sector Index Fund and the S&P North American Technology Sector Index(TM), respectively.

INDEX PROVIDERS. Each Fund is based upon a particular index compiled by one of the following Index Providers: S&P, MSCI, NYSE, and FTSE/Xinhua Limited. Dow Jones maintains and calculates the NYSE Indexes for the NYSE pursuant to a contractual agreement. None of the Index Providers is affiliated with the Funds or with BGI or BGI's affiliates. BGI has provided to the Funds other than the iShares FTSE/Xinhua China 25 Index Fund, the applicable sub-licenses without charge. BGI has entered into a license agreement with FXI to use the FTSE/Xinhua China 25 Index, which includes rights for the Trust to use the FTSE/Xinhua China 25 Index in connection with the iShares FTSE/Xinhua China 25 Index Fund. The iShares FTSE/Xinhua China 25 Index Fund is not required to pay any license fees for its use of the Underlying Index for the purpose of the exchange-traded Fund. Each of the other Funds is entitled to use its Underlying Index pursuant to a sub-licensing agreement with BGI, which in turn has a licensing agreement with the relevant Index Provider.

Brokerage Transactions
BGFA assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The table below sets forth the brokerage commissions paid by each Fund for the periods noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund's assets over those periods:

                                                         COMMISSIONS       COMMISSIONS       COMMISSIONS
                                            FUND         PAID DURING       PAID DURING       PAID DURING
                                         INCEPTION       FISCAL YEAR       FISCAL YEAR       FISCAL YEAR
FUND                                        DATE          ENDED 2007        ENDED 2006        ENDED 2005
-----------------------------------     -----------     -------------     -------------     -------------
iShares FTSE/Xinhua China 25 Index       10/05/04         1,442,978           888,433          102,210
  Fund
iShares S&P North American               07/10/01           160,924           134,597           78,887
  Technology-Multimedia Networking
  Index Fund/1/
iShares S&P North American               07/10/01            95,457            17,582           49,482
  Technology-Semiconductors Index
  Fund/2/
iShares S&P North American               07/10/01            49,058            25,738           20,378
  Technology-Software Index
  Fund/3/
iShares S&P North American               03/13/01            60,866             8,711           16,136
  Technology Sector Index Fund/4/
iShares S&P North American               10/22/01           222,020            71,466           29,670
  Natural Resources Sector Index
  Fund/5/
iShares MSCI EAFE Index Fund             08/14/01         2,076,596         1,392,523          898,731
iShares MSCI EAFE Growth Index Fund      08/01/05            60,793             8,848            N/A
iShares MSCI EAFE Value Index Fund       08/01/05           173,771            15,782            N/A
iShares NYSE Composite Index Fund        03/30/04            11,364             2,276              930
iShares NYSE 100 Index Fund              03/29/04            18,141             3,905            1,934

-------

/1/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Networking Index Fund and the S&P GSTI(TM) Multimedia Networking Index to the iShares S&P North American Technology-Multimedia Networking Index Fund and the S&P North American Technology-Multimedia Networking Index(TM), respectively.
/2/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Semiconductor Index Fund and the S&P GSTI(TM) Semiconductor Index to the iShares S&P North American Technology-Semiconductors Index Fund and the S&P North American Technology-Semiconductors Index(TM), respectively.
/3/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Software Index Fund and the S&P GSTI(TM) Software Index to the iShares S&P North American Technology-Software Index Fund and the S&P North American Technology-Software Index(TM), respectively.
/4/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Technology Index Fund and the S&P GSTI(TM) Technology Index to the iShares S&P North American Technology Sector Index Fund and the S&P North American Technology Sector Index(TM), respectively.
/5/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSSI(TM) Natural Resources Index Fund and the S&P GSSI(TM) Natural Resources Index to the iShares S&P North American Natural Resources Sector Index Fund and the S&P North American Natural Resources Sector Index(TM), respectively.

The following table sets forth the names of the Funds' "regular broker dealers," as defined under the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the applicable Fund's most recently completed fiscal year:



                                                                              MARKET VALUE
FUND                                ISSUER                                    OF INVESTMENT
----------------------------------- ---------------------------------------- --------------
iShares MSCI EAFE Growth Index Fund UBS AG                                      2,750,050
                                    Nomura Holdings, Inc.                       2,670,868
iShares MSCI EAFE Index Fund        UBS AG                                    375,913,449
                                    Royal Bank of Scotland Group plc (The)    375,318,747
                                    Credit Suisse Group                       254,511,750
                                    Deutsche Bank AG                          240,214,407
                                    Societe Generale                          210,162,368
                                    Nomura Holdings, Inc.                     111,937,177
iShares MSCI EAFE Value Index Fund  Royal Bank of Scotland Group plc (The)     20,013,414
                                    Credit Suisse Group                        13,031,079
                                    UBS AG                                     12,861,387
                                    Deutsche Bank AG                           12,588,395
                                    Societe Generale                           11,409,308
iShares NYSE Composite Index Fund   Citigroup, Inc.                             1,347,037
                                    Bank of America Corp.                       1,253,548
                                    JPMorgan Chase & Co.                          899,476
                                    UBS AG                                        617,114
                                    Deutsche Bank AG                              417,153
                                    Credit Suisse Group                           395,695
                                    Goldman Sachs Group, Inc. (The)               394,572
                                    Merrill Lynch & Co., Inc.                     370,258
                                    Morgan Stanley                                351,796
                                    Nomura Holdings, Inc.                         218,098
                                    Lehman Brothers Holdings, Inc.                199,888
iShares NYSE 100 Index Fund         Citigroup, Inc.                             8,522,496
                                    Bank of America Corp.                       8,023,654
                                    JPMorgan Chase & Co.                        5,864,068
                                    Goldman Sachs Group, Inc. (The)             2,468,196
                                    Merrill Lynch & Co., Inc.                   2,248,928
                                    Morgan Stanley                              2,227,786
                                    Lehman Brothers Holdings, Inc.              1,263,932


The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BGFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BGFA may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BGFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

The table below sets forth the portfolio turnover rates of each Fund for the periods noted:

FUND                                 FISCAL YEAR ENDED 7/31/2007   FISCAL YEAR ENDED 7/31/2006
----------------------------------- ----------------------------- ----------------------------
iShares FTSE/Xinhua China 25 Index              36%                            45%
  Fund
iShares S&P North American Natural              18%                             7%
  Resources Sector Index Fund
iShares S&P North American                      53%                            32%
  Technology-Multimedia Networking
  Index Fund
iShares S&P North American                      25%                             6%
  Technology-Semiconductors Index
  Fund
iShares S&P North American                      25%                            16%
  Technology-Software Index Fund

FUND                                 FISCAL YEAR ENDED 7/31/2007   FISCAL YEAR ENDED 7/31/2006
----------------------------------- ----------------------------- ----------------------------
iShares S&P North American                        20%                           5%
  Technology Sector Index Fund
iShares MSCI EAFE Index Fund                       5%                           7%
iShares MSCI EAFE Growth Index Fund               28%                          35%
iShares MSCI EAFE Value Index Fund                21%                          31%
iShares NYSE Composite Index Fund                  7%                           4%
iShares NYSE 100 Index Fund                       10%                           6%


Additional Information Concerning the Trust

SHARES. The Trust currently is comprised of over 125 Funds. The Trust issues shares of beneficial interests in each Fund, with no par value. The Board may designate additional Funds.


Each share issued by a Fund has a PRO RATA interest in the assets of that Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class except that, if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, shareholders of that Fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the Fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of shares of a Fund and immediately prior to the commencement of trading in such Fund's shares, a holder of shares may be a "control person" of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 24, 2008, the Board of Trustees may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more Funds commencing operations after September 24, 2008 (each a "New Fund") to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions (collectively "merge") with, to or into another New Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oak, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgating thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a Fund and beneficial owners of 10% of the shares of a Fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC's rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

TERMINATION OF THE TRUST OR A FUND. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or such Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit Aggregation. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

DTC ACTS AS SECURITIES DEPOSITORY FOR THE SHARES OF THE FUNDS. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.


DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust, upon request and for a fee to be charged to the Trust, a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Funds. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Funds at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Unit Aggregations
CREATION. The Trust issues and sells shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any business day (as defined below), of an order in proper form.

A "Business Day" with respect to each Fund is any day the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, as observed:
New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


FUND DEPOSIT. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (I.E., the Deposit Securities), which constitutes a substantial replication, or a portfolio sampling representation, of the securities involved in the relevant Fund's Underlying Index and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of any Fund.


The Cash Component is sometimes also referred to as the "Balancing Amount." The function of the cash component is to compensate for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The

Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit Aggregation) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (I.E., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (I.E., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

BGFA, through the National Securities Clearing Corporation ("NSCC"), makes available on each Business Day, prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares (subject to possible amendments or corrections) of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments, corporate action events and interest payments on underlying bonds are reflected from time to time by BGFA with a view to the investment objective of the relevant Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the relevant Underlying Index.

The Trust reserves the right to permit or require the substitution of an amount of cash (I.E., a "cash-in-lieu" amount) to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC. The Trust also reserves the right to permit or require a "cash-in-lieu" amount where the delivery of the Deposit Security by the Authorized Participant (as defined below) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit.

PROCEDURES FOR CREATION OF CREATION UNIT AGGREGATIONS. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be a DTC Participant (see the Book-Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant who has executed a Participant Agreement that has been delivered to the Fund and accepted by the Distributor is referred to as "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.


All orders to create shares must be placed for one or more Creation Unit Aggregations. Each of the the iShares FTSE/Xinhua China 25 Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Growth Index Fund and iShares MSCI EAFE Value Index Fund is hereinafter referred to as a "Foreign Fund." All other Funds discussed in this SAI are hereinafter referred to as a "Domestic Fund." Orders to create Creation Unit Aggregations of the Foreign Funds cannot be placed through the Clearing Process. All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of shares of the applicable Fund as determined on the date after receipt of the order in proper form. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Unit Aggregations on behalf of an investor shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order (E.G., to provide for payments of cash), when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

Those placing orders for Creation Unit Aggregations of Domestic Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations of Domestic Funds that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Those placing orders for Creation Unit Aggregations of Foreign Funds should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

PLACEMENT OF CREATION ORDERS FOR DOMESTIC FUNDS USING THE CLEARING PROCESS.
The Clearing Process is the process of creating or redeeming Creation Unit Aggregations. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through State Street to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.


PLACEMENT OF CREATION ORDERS FOR DOMESTIC FUNDS OUTSIDE THE CLEARING PROCESS. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern Time, on the "Settlement Date." The Settlement Date is typically the third Business Day following the Transmittal Date. However, the Settlement Date for certain Funds (E.G., the iShares FTSE/Xinhua China 25 Index
Fund) is the second Business Day following the Transmittal Date and each Fund reserves the right to settle transactions on a basis other than T+2. In certain cases Authorized Participants will create and redeem Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.


All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street no later than 2:00 p.m., Eastern Time, on the Settlement Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date;

and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if State Street does not receive both the required Deposit Securities and the Cash Component by 2:00 p.m., Eastern Time on the Settlement Date, such order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.

An additional charge of up to three (3) times the normal transaction fee (for a total charge of up to four (4) times the normal transaction fee) may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. This charge is subject to a limit not to exceed 0.1% of 1% (10 basis points) of the value of one Creation Unit at the time of creation.

Creation Unit Aggregations of funds based on domestic indexes may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 105%, which BGFA may change from time to time, of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit") with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with State Street the appropriate amount of federal funds by 2:00 p.m., Eastern Time, on the date of requested settlement. If the Authorized Participant does not place its purchase order by the closing time or State Street does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with State Street, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105%, which BGFA may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 2:00 p.m., Eastern Time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by State Street or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.


PLACEMENT OF CREATION ORDERS FOR FOREIGN FUNDS. For each Foreign Fund, State Street shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the Listing Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.


The Authorized Participant must also make available no later than 2:00 p.m., Eastern Time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

To the extent contemplated by the applicable Participant Agreement, Creation Unit Aggregations of Foreign Funds will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 110%, which

BGFA may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

ACCEPTANCE OF ORDERS FOR CREATION UNIT AGGREGATIONS. The Trust reserves the absolute right to reject or revoke acceptance of a creation order transmitted to it by the Distributor in respect of any Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by BGFA, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful;
(vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, State Street, the Distributor or BGFA make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC, State Street or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit Aggregation of its rejection of the order of such person. The Trust, State Street, a sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. A purchase transaction fee is imposed for the transfer and other transaction costs of a Fund associated with the issuance of Creation Units of shares. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units of shares for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the standard and maximum creation transaction fee for each of the Funds:

                                         STANDARD CREATION      MAXIMUM CREATION
FUND                                     TRANSACTION FEE*       TRANSACTION FEE*
-----------------------------------     ------------------     ------------------
iShares FTSE/Xinhua China 25 Index             1,300                  5,200
  Fund
iShares S&P North American Natural               500                  2,000
  Resources Sector Index Fund/1/
iShares S&P North American                       200                    800
  Technology-Multimedia Networking
  Index Fund/2/
iShares S&P North American                       250                  1,000
  Technology-Semiconductors
  Index Fund/3/
iShares S&P North American                       250                  1,000
  Technology-Software Index Fund/4/
iShares S&P North American                       500                  2,000
  Technology Sector Index Fund/5/
iShares MSCI EAFE Index Fund                  15,000                 60,000
iShares MSCI EAFE Growth Index Fund           12,800                 51,200
iShares MSCI EAFE Value Index Fund            13,200                 52,800
iShares NYSE 100 Index Fund                      500                  2,000
iShares NYSE Composite Index Fund                500                  2,000

-------
*If a Creation Unit is purchased outside the usual process through the NSCC or for cash, a variable fee will be charged up to four times the standard creation or redemption transaction fee.

/1/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSSI(TM) Natural Resources Index Fund and the S&P GSSI(TM) Natural Resources Index to the iShares S&P North American Natural Resources Sector Index Fund and the S&P North American Natural Resources Sector Index(TM), respectively.
/2/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Networking Index Fund and the S&P GSTI(TM) Multimedia Networking Index to the iShares S&P North American Technology-Multimedia Networking Index Fund and the S&P North American Technology-Multimedia Networking Index(TM), respectively.
/3/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Semiconductor Index Fund and the S&P GSTI(TM) Semiconductor Index to the iShares S&P North American Technology-Semiconductors Index Fund and the S&P North American Technology-Semiconductors Index(TM), respectively.
/4/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Software Index Fund and the S&P GSTI(TM) Software Index to the iShares S&P North American Technology-Software Index Fund and the S&P North American Technology-Software Index(TM), respectively.
/5/Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Technology Index Fund and the S&P GSTI(TM) Technology Index to the iShares S&P North American Technology Sector Index Fund and the S&P North American Technology Sector Index(TM), respectively.

REDEMPTION OF SHARES IN CREATION UNITS AGGREGATIONS. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through State Street and only on a Business Day. A Fund will not redeem shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit Aggregation.

With respect to each Fund, BGFA, through the NSCC for Domestic Funds, and through the Distributor, makes available immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern Time) on each

Business Day, the identity of the Fund securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities - as announced on the Business Day of the request for redemption received in proper form - plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater then the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming Beneficial Owner that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of such Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The redemption transaction fees for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the standard and maximum redemption transaction fee for each of the Funds:

                                         STANDARD REDEMPTION      MAXIMUM REDEMPTION
FUND                                      TRANSACTION FEE*         TRANSACTION FEE*
-----------------------------------     --------------------     --------------------
iShares FTSE/Xinhua China 25 Index              1,300                    5,200
  Fund
iShares S&P North American Natural                500                    2,000
  Resources Sector Index Fund/1/
iShares S&P North American                        200                      800
  Technology-Multimedia Networking
  Index Fund/2/
iShares S&P North American                        250                    1,000
  Technology-Semiconductors
  Index Fund/3/
iShares S&P North American                        250                    1,000
  Technology-Software Index Fund/4/
iShares S&P North American                        500                    2,000
  Technology Sector Index Fund/5/
iShares MSCI EAFE Index Fund                   15,000                   60,000
iShares MSCI EAFE Growth Index Fund            12,800                   51,200
iShares MSCI EAFE Value Index Fund             13,200                   52,800
iShares NYSE 100 Index Fund                       500                    2,000
iShares NYSE Composite Index Fund                 500                    2,000

-------
*If a Creation Unit is redeemed outside the usual process through the NSCC or for cash, a variable fee will be charged up to four times the standard creation or redemption transaction fee.

/1/ Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSSI(TM) Natural Resources Index Fund and the S&P GSSI(TM) Natural Resources Index to the iShares S&P North American Natural Resources Sector Index Fund and the S&P North American Natural Resources Sector Index(TM), respectively.
/2/ Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Networking Index Fund and the S&P GSTI(TM) Multimedia Networking Index to the iShares S&P North American Technology-Multimedia Networking Index Fund and the S&P North American Technology-Multimedia Networking Index(TM), respectively.
/3/ Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Semiconductor Index Fund and the S&P GSTI(TM) Semiconductor Index to the iShares S&P North American Technology-Semiconductors Index Fund and the S&P North American Technology-Semiconductors Index(TM), respectively.
/4/ Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Software Index Fund and the S&P GSTI(TM) Software Index to the iShares S&P North American Technology-Software Index Fund and the S&P North American Technology-Software Index(TM), respectively.
/5/ Effective March 28, 2008, the Fund and the Underlying Index changed their names from the iShares S&P GSTI(TM) Technology Index Fund and the S&P GSTI(TM) Technology Index to the iShares S&P North American Technology Sector Index Fund and the S&P North American Technology Sector Index(TM), respectively.

PLACEMENT OF REDEMPTION ORDERS FOR DOMESTIC FUNDS USING THE CLEARING PROCESS.
 Orders to redeem Creation Unit Aggregations of Domestic Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after the Closing Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund

Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

PLACEMENT OF REDEMPTION ORDERS FOR DOMESTIC FUNDS OUTSIDE THE CLEARING PROCESS.
 Orders to redeem Creation Unit Aggregations of Domestic Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 11:00 a.m., Eastern Time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. In certain cases Authorized Participants will redeem and create Creation Unit Aggregations of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.


PLACEMENT OF REDEMPTION ORDERS FOR FOREIGN FUNDS. Orders to redeem Creation Unit Aggregations of Foreign Funds must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations of Foreign Funds is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 10:00 a.m., Eastern Time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for Foreign Funds may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See below for a list of the local holidays in the foreign countries relevant to the Foreign Funds.


In connection with taking delivery of shares of Fund Securities upon redemption of shares of Foreign Funds, a redeeming Beneficial Owner, or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.


To the extent contemplated by an Authorized Participantion Agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund's Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value (marked to market daily) at least equal to 110%, which BGFA may change from time to time, of the value of the missing shares.


The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by State Street and marked to market daily, and that the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to State Street by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to State Street prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. If, however, a redemption order is submitted to State Street by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to State Street by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the Portfolio Securities of a Foreign Fund may trade on the relevant exchange(s) on days that the Listing Exchange for the Foreign Fund is closed or are otherwise not Business Days for such Foreign Fund, stockholders may not be able to redeem their shares of such Foreign Fund, or to purchase and sell shares of such Foreign Fund on the Listing Exchange for the Foreign Fund, on days when the NAV of such Foreign Fund could be significantly affected by events in the relevant foreign markets.

REGULAR HOLIDAYS.  Each Fund (except the iShares FTSE/Xinhua China 25 Index
Fund) generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of "T" plus three Business Days (I.E., days on which the national securities exchange is open). The iShares FTSE/Xinhua China 25 Index Fund generally intends to effect delivery of Creation Units and Portfolio Securities on a basis of "T" plus two business days, because the normal settlement cycle for local securities trading in Hong Kong is T plus two business days. Each Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days (or two business days in the case of the iShares FTSE/Xinhua China 25 Index Fund) of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (E.G., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar year 2008 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:



                    ARGENTINA
------
Jan.1      May 1       Nov. 6
March 20   June 6      Dec. 24
March 21   July 9      Dec. 25
March 31   August 18   Dec. 31
                    AUSTRALIA
------
Jan.1      March 21    May 19       August 13
Jan.28     March 24    June 2       October 6
March 3    April 25    June 9       Nov. 4
March 10   May 5       August 4     Dec. 25
                                    Dec. 26
                     AUSTRIA
------
Jan.1      May 12      Dec. 24
March 21   May 22      Dec. 25
March 24   August 15   Dec. 26
May 1      Dec. 8      Dec. 31
                     BELGIUM
------
Jan.1      May 2       Nov. 11
March 21   May 17      Dec. 25
March 24   July 21     Dec. 26
May 1      August 15
                      BRAZIL
------
Jan.1      March 21    July 9       Dec. 31
Jan.25     April 21    Nov. 20
Feb. 4     May 1       Dec. 24
Feb. 5     May 22      Dec. 25
                      CANADA
------
Jan.1      May 21      Sept. 3      Dec. 26
Jan.2      June 25     October 8
Feb. 19    July 2      Nov. 12
April 6    August 6    Dec. 25
                      CHILE
------
Jan.1      August 15   Dec. 25
March 21   Sept. 18    Dec. 31
May 1      Sept. 19
May 21     Dec. 8

                      CHINA
------
Jan.1      Feb. 11     May 7        October 6
Jan.21     Feb. 12     May 26       October 7
Feb. 4     Feb. 13     July 4       October 13
Feb. 5     May 1       Sept. 1      Nov. 11
Feb. 6     May 2       October 1    Nov. 27
Feb. 7     May 5       October 2    Dec. 25
Feb. 8     May 6       October 3
                     DENMARK
------
Jan.1      April 18    Dec. 24
March 20   May 1       Dec. 25
March 21   May 12      Dec. 26
March 24   June 5      Dec. 31
                     FINLAND
------
Jan.1      June 20     Dec. 31
March 21   Dec. 24
March 24   Dec. 25
May 1      Dec. 26
                      FRANCE
------
Jan.1      May 8       Dec. 25
March 21   June 14     Dec. 26
March 24   August 15
May 1      Nov. 11
                     GERMANY
------
Jan.1      May 1       October 3    Dec. 31
Feb. 4     May 12      Dec. 24
March 21   May 22      Dec. 25
March 24   August 15   Dec. 26
                      GREECE
------
Jan.1      March 25    June 16      Dec. 26
March 10   April 25    August 15
March 21   April 28    October 28
March 24   May 1       Dec. 25

                   HONG KONG
---------------------------------------------
Jan.1      March 24    July 1       Dec. 25
Feb. 6     April 4     Sept. 15     Dec. 26
Feb. 7     May 1       October 1    Dec. 31
Feb. 8     May 12      October 7
March 21   June 9      Dec. 24
                   INDONESIA
------
Jan.1      April 7     Sept. 29     Dec. 25
Jan.10     May 1       October 1    Dec. 26
Jan.11     May 20      October 2    Dec. 29
Feb. 7     July 28     October 3    Dec. 31
March 20   July 30     Dec. 8
March 21   August 18   Dec. 24
                    IRELAND
------
Jan.1      May 1       October 27   Dec. 29
March 17   May 5       Dec. 24
March 21   June 2      Dec. 25
March 24   August 4    Dec. 26
                     ITALY
------
Jan.1      June 2      Dec. 25
March 21   August 15   Dec. 26
April 25   Dec. 8      Dec. 31
May 1      Dec. 24
                     JAPAN
------
Jan.1      Feb. 11     July 21      Nov. 3
Jan.2      March 20    Sept. 15     Nov. 24
Jan.3      April 29    Sept. 23     Dec. 23
Jan.14     May 5       October 13   Dec. 31
                   MALAYSIA
------
Jan.1      March 20    Sept. 1      Dec. 8
Jan.10     May 1       October 1    Dec. 25
Feb. 1     May 19      October 2    Dec. 29
Feb. 6     May 20      October 3
Feb. 7     May 30      October 27
Feb. 8     June 7      October 28
                    MEXICO
------
Jan.1      March 21    Nov. 20
Feb. 4     May 1       Dec. 12
March 17   Sept. 16    Dec. 25
March 20   Nov. 17
                  NETHERLANDS
------
Jan.1      May 1
March 21   May 12
March 24   Dec. 25
April 30   Dec. 26

                  NEW ZEALAND
---------------------------------------------
Jan.1      Feb. 6      June 2
Jan.2      March 21    October 27
Jan.21     March 24    Dec. 25
Jan.28     April 25    Dec. 26
                    NORWAY
------
Jan.1      May 1       Dec. 26
March 20   May 12      Dec. 31
March 21   Dec. 24
March 24   Dec. 25
                  PHILIPPINES
------
Jan.1      June 12     Dec. 25
Feb. 25    August 21   Dec. 30
March 20   October 1   Dec. 31
March 21   Dec. 24
                   PORTUGAL
------
Jan.1      April 25    June 13      Dec. 25
Feb. 5     May 1       Dec. 1       Dec. 26
March 21   May 22      Dec. 8
March 24   June 10     Dec. 24
                   SINGAPORE
------
Jan.1      May 1       October 1    Dec. 17
Feb. 7     May 19      October 27   Dec. 25
Feb. 8     May 20      October 28
March 21   August 9    Dec. 8
                 SOUTH AFRICA
---------------------------------------------
Jan.1      May 1       Dec. 25
March 21   June 16     Dec. 26
March 24   Sept. 24
April 28   Dec. 16
                  SOUTH KOREA
---------------------------------------------
Jan.1      April 10    July 17      Dec. 31
Feb. 6     May 1       August 15
Feb. 7     May 5       Sept. 5
Feb. 8     May 12      October 3
April 9    June 6      Dec. 25
                     SPAIN
------
Jan.1      March 24    July 25      Dec. 26
Jan.7      May 1       August 15
March 20   May 2       Dec. 8
March 21   May 15      Dec. 25

                     SWEDEN
------
Jan.1      June 6       Dec. 26
March 21   June 20      Dec. 31
March 24   Dec. 24
May 1      Dec. 25
                  SWITZERLAND
------
Jan.1      May 1        Sept. 11     Dec. 31
Jan.2      May 12       Dec. 8
March 19   May 22       Dec. 24
March 21   August 1     Dec. 25
March 24   August 15    Dec. 26
                     TAIWAN
------
Jan.1      Feb. 7       April 4
Feb. 4     Feb. 8       May 1
Feb. 5     Feb. 11      June 9
Feb. 6     Feb. 28      October 10
                    THAILAND
------
Jan.1      April 15     July 1       Dec. 5
Feb. 20    May 1        July 18      Dec. 10
April 7    May 5        August 12
April 14   May 20       October 23

                 UNITED KINGDOM
----------------------------------------------
Jan.1      May 26
March 21   August 25
March 24   Dec. 25
May 5      Dec. 26
                 UNITED STATES
----------------------------------------------
Jan.1      May 26       Nov. 11
Jan.21     July 4       Nov. 27
Feb. 18    Sept. 1      Dec. 25
March 21   October 13
                   VENEZUELA
------
Jan.1      May 1        August 18
Feb. 4     May 5        Dec. 8
Feb. 5     May 26       Dec. 25
March 19   June 24
March 20   July 24



            SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2008



  Argentina        03/17/08   03/25/08   8
                   03/18/08   03/26/08   8
                   03/19/08   03/27/08   8
  China            02/04/08   02/14/08   10
                   02/05/08   02/15/08   10
                   02/06/08   02/18/08   12
                   04/28/08   05/08/08   10
                   04/29/08   05/09/08   10
                   04/30/08   05/12/08   12
                   09/26/08   10/08/08   12
                   09/29/08   10/09/08   10
                   09/30/08   10/10/08   10
  Croatia          12/19/08   12/29/08   10
                   12/22/08   12/30/08   8
                   12/23/08   01/02/09   10
  Czech Republic   12/19/08   12/29/08   10
                   12/22/08   12/30/08   8
                   12/23/08   12/31/08   8
  Denmark          03/17/08   03/25/08   8
                   03/18/08   03/26/08   8
                   03/19/08   03/27/08   8
  Finland          03/17/08   03/25/08   8
                   03/18/08   03/26/08   8
                   03/19/08   03/27/08   8
  Indonesia        09/26/08   10/06/08   10

                09/29/08   10/07/08   8
                09/30/08   10/08/08   8
  Japan         12/26/08   01/05/09   10
                12/29/08   01/06/09   8
                12/30/08   01/07/09   8
  Mexico        03/14/08   03/24/08   10
  Norway        03/17/08   03/25/08   8
                03/18/08   03/26/08   8
                03/19/08   03/27/08   8
  Philippines   12/24/08   01/02/09   9
  Russia *      12/26/07   01/08/08   13
                12/27/07   01/09/08   13
                12/28/07   01/10/08   13
  Sweden        03/17/08   03/25/08   8
                03/18/08   03/26/08   8
                03/19/08   03/27/08   8
  Turkey        12/04/08   12/12/08   8
                12/05/08   12/15/08   10
  Venezuela     03/14/08   03/24/08   10
                03/17/08   03/25/08   8
                03/18/08   03/26/08   8


-------

* Settlement cycle in Russia is negotiated on a deal by deal basis. Above data reflects a hypothetical T + 3 Cycle Covers market closings that have been confirmed as of 11/1/07. Holidays are subject to change without notice.


Taxes

REGULATED INVESTMENT COMPANY QUALIFICATIONS. Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; and (ii) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the market value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets may be invested in the securities of any one issuer, or of two or more issuers of which 20% or more of the voting securities are held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other
RIC) or the securities of one or more qualified publicly traded partnerships.
 A Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local, or foreign income, franchise or withholding tax liabilities.

TAXATION OF RICS. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies the minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (I.E., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (I.E., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

TAXATION OF CERTAIN DERIVATIVES.   A Fund's transactions in zero coupon
securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

A Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.


EXCISE TAX. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.


NET CAPITAL LOSS CARRYFORWARDS. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

The following Funds had tax basis net capital loss carryforwards at July 31, 2007, the tax year-end of the Funds, as follows:

FUND                  EXPIRING 2010   EXPIRING 2011   EXPIRING 2012   EXPIRING 2013   EXPIRING 2014   EXPIRING 2015       TOTAL
-------------------- --------------- --------------- --------------- --------------- --------------- --------------- ---------------
iShares S&P North       $  638,692      $1,579,887     $ 2,523,700       $143,622      $   184,019      $1,580,603    $ 6,650,523
 American Technology
 Sector Index Fund
iShares S&P North          130,370       5,798,354       3,242,309        981,871        4,629,661       8,142,402     22,924,967
 American Technology
 -Multimedia
 Networking Index
 Fund
iShares S&P North          175,882         472,453         510,075          2,373        1,635,360       5,309,649      8,105,792
 American Technology
 -Semiconductors
 Index Fund
iShares S&P North                -         797,714         761,567              -           38,268       2,827,824      4,425,373
 American Technology
 -Software Index Fund
iShares S&P North                -         256,427         187,450              -        1,870,831         785,924      3,100,632
 American Natural
 Resources Sector
 Index Fund
iShares NYSE                     -               -               -              -                -           8,687          8,687
 Composite
 Index Fund
iShares NYSE 100                 -               -          25,021              -          208,513         123,690        357,224
 Index Fund
iShares FTSE/Xinhua              -               -               -              -        3,332,711               -      3,332,711
 China 25
 Index Fund
iShares MSCI EAFE                -               -      26,679,808        150,352                -               -     26,830,160
 Index Fund
iShares MSCI EAFE                -               -               -              -                -               -              -
 Growth Index Fund
iShares MSCI EAFE                -               -               -              -                -               -              -
 Value Index Fund



FUNDS HOLDING FOREIGN INVESTMENTS. Each Fund, but in particular the iShares FTSE/Xinhua China 25 Index Fund, iShares MSCI EAFE Index Fund, iShares MSCI EAFE Growth Index Fund, and iShares MSCI EAFE Value Index Fund, may be subject to foreign income taxes withheld at the source. Each Fund that is permitted to do so will elect to "pass through" to its investors the amount of foreign income taxes paid by the Fund provided that the investor held the shares of the Fund, and the Fund held the security, on the dividend settlement date and for at least fifteen additional days immediately before and/or thereafter, with the result that each investor will (i) include in gross income, even though not actually received, the investor's PRO RATA share of the Fund's foreign income taxes, and
(ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor's PRO RATA share of the Fund's foreign income taxes. A foreign person who invests in a Fund that elects to "pass through" its foreign taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A foreign tax credit may not exceed the investor's U.S. federal income tax otherwise payable with respect to the investor's foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from foreign sources; the Fund's gain from the sale of securities will generally be treated as U.S. source income. Certain limitations will be imposed to the extent to which the foreign tax credit may be claimed.

If any Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's PRO RATA share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually the shares of the passive foreign investment company, and, in such event, would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.


FEDERAL TAX TREATMENT OF COMPLEX SECURITIES. Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.


Each Fund is required, for federal income tax purposes, to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts (referred to as "Section 1256 contracts") as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based investments required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, option contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered qualifying income for purposes of the 90% requirement for a Fund to qualify as a RIC.


As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). Estimated income or loss from non-periodic contingent payments may be recognized on a current basis. The tax treatments of many types of credit default swaps are uncertain.


Each Fund intends to distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

TAXATION OF U.S. SHAREHOLDERS. Dividends and other distributions by a Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their PRO RATA share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income, subject to the discussions of qualified dividend income below.


If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in the shares of the Fund, and as a capital gain thereafter (if the shareholder holds such shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date a Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

SALES OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (E.G., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

BACK-UP WITHHOLDING. In certain cases, a Fund will be required to withhold at the applicable withholding rate, currently 28%, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number, (2) is subject to back-up withholding by the IRS; (3) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.

SECTIONS 351 AND 362. The Trust on behalf of each Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the IRC, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund's basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.


QUALIFIED DIVIDEND INCOME. Distributions by each Fund of investment company taxable income, whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent each Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (E.G., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Substitute dividend payments received with respect to securities lent out are not qualified dividend income. A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and each Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or
(iii) the shareholder elects to treat such dividend as investment income under
Section 163(d)(4)(B) of the IRC. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Capital gain distributions consisting of each Fund's net capital gains will be taxable as long-term capital gains.


CORPORATE DIVIDENDS RECEIVED DEDUCTION. A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.


REPORTING. If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service ("IRS") a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.


OTHER TAXES. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

TAXATION OF NON-U.S. SHAREHOLDERS. Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they: (i) are paid in respect of a Fund's "qualified net interest income" (generally, a Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income); or (ii) are paid in respect of a Fund's "qualified short-term capital gains" (generally, the excess of a Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A distribution from a Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable, if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations. A distribution paid prior to 2008 attributable to a Fund's sale of a REIT or other U.S. real property holding company will also be treated as real property gain if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. Restrictions apply regarding wash sale and substitute payment transactions.


The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements

Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders is delivered with this SAI to shareholders requesting this SAI.



Miscellaneous Information

COUNSEL. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the independent registered public accounting firm of the Trust, audits the Funds' financial statements and may perform other services.


SHAREHOLDER COMMUNICATIONS TO THE BOARD. Shareholders may make inquiries by writing to the Trust, c/o the Distributor, One Freedom Valley Drive, Oaks, PA
19456.   The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholders' communications to the Board should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

BGI-SAI-07-1008
iShares(R)

Statement of Additional Information

Date June 23, 2008 (as revised October 30, 2008)

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus ("Prospectus") for the following fund of iShares Trust (the "Trust"), as such Prospectus may be revised or supplemented from time to time:

iShares FTSE China (HK Listed) Index Fund (the "Fund").

The Prospectus for the Fund is dated June 23, 2008. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. (the "Distributor"), at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com.

iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
General Description of the Trust and the Fund                                1
Exchange Listing and Trading                                                 1
Investment Strategies and Risks                                              2
   Diversification Status                                                    2
   Lending Portfolio Securities                                              2
   Repurchase Agreements                                                     2
   Reverse Repurchase Agreements                                             3
   Currency Transactions                                                     3
   Securities of Investment Companies                                        3
   Foreign Securities                                                        3
   Illiquid Securities                                                       4
   Short-Term Instruments and Temporary Investments                          4
   Futures and Options                                                       4
   Options on Futures Contracts                                              5
   Swap Agreements                                                           5
   Tracking Stocks                                                           5
   Future Developments                                                       5
General Considerations and Risks                                             5
   Risks of Derivatives                                                      5
   Risks of Equity Securities                                                5
   Risks of Futures and Options Transactions                                 6
   Risks of Swap Agreements                                                  6
   Risks of Investing in Non-U.S. Equity Securities                          7
   Dividend Risk                                                             7
Proxy Voting Policy                                                          7
Portfolio Holdings Information                                               8
Construction and Maintenance of the Underlying Index                         9
   FTSE China (HK Listed) Index                                              9
Investment Limitations                                                      10
Continuous Offering                                                         11
Management                                                                  11
   Trustees and Officers                                                    11
   Committees of the Board of Trustees                                      15
   Remuneration of Trustees                                                 17
   Control Persons and Principal Holder of Securities                       17
Investment Advisory, Administrative and Distribution Services               17
   Investment Adviser                                                       17
   Portfolio Managers                                                       18
   Distributor                                                              20
   Codes of Ethics                                                          20
   Administrator, Custodian and Transfer Agent                              20
   Index Provider                                                           21
Brokerage Transactions                                                      21
Additional Information Concerning the Trust                                 21
   Shares                                                                   21
   Termination of the Trust or the Fund                                     22
   DTC as Securities Depository for the Shares of the Fund                  22
Creation and Redemption of Creation Units                                   23
   General                                                                  23
   Fund Deposit                                                             23
   Procedures for Creation of Creation Units                                23
   Placement of Creation Orders                                             24

                                                                           Page
                                                                           ----
   Issuance of a Creation Unit                                              24
   Acceptance of Orders for Creation Units                                  24
   Creation Transaction Fee                                                 25
   Redemption of Shares in Creation Units                                   25
   Redemption Transaction Fee                                               25
   Placement of Redemption Orders                                           26
   Regular Holidays                                                         27
   Redemptions                                                              27
Taxes                                                                       27
   Regulated Investment Company Qualification                               27
   Taxation of RICs                                                         28
   Excise Tax                                                               28
   Taxation of U.S. Shareholders                                            28
   Sales of Shares                                                          29
   Back-Up Withholding                                                      29
   Sections 351 and 362                                                     29
   Taxation of Certain Derivatives                                          29
   Qualified Dividend Income                                                30
   Corporate Dividends Received Deduction                                   30
   Excess Inclusion Income                                                  31
   Foreign Investments                                                      31
   Passive Foreign Investment Companies                                     31
   Taxation of Non-U.S. Shareholders                                        31
   Other Taxes                                                              32
   Reporting                                                                32
   Net Capital Loss Carryforwards                                           32
Financial Statements                                                        32
Miscellaneous Information                                                   32
   Counsel                                                                  32
   Independent Registered Public Accounting Firm                            32
   Shareholder Communications to the Board                                  32

General Description of the Trust and the Fund

The Trust currently consists of over 130 separate investment portfolios called funds. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the "1933 Act"). This SAI relates solely to the Fund.

The investment objective of the Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (the "Underlying Index") representing publicly-traded equity securities of companies in a particular broad market, market segment, market sector or group of industries. The Fund is managed by Barclays Global Fund Advisors ("BGFA" or "Investment Adviser"), a subsidiary of BGI.

The Fund offers and issues shares at their net asset value per share ("NAV") only in aggregations of a specified number of shares ("Creation Unit"), generally in exchange for a basket of equity securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). Shares of the Fund are listed and traded on The NASDAQ Stock Market LLC ("NASDAQ" or the "Listing Exchange"), a national securities exchange. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 100,000 or multiples thereof.

The Trust reserves the right to offer a "cash" option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain with the Trust a cash deposit equal to at least 115%, which BGFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees for cash creations or redemptions may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of the Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the "indicative optimized portfolio value" ("IOPV") of the Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not part of the current Deposit Securities. Therefore, the Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund's NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued dividend and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in securities issued by companies that comprise the Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio.

The Fund engages in representative sampling, which is investing in a sample of securities selected by BGFA to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are included in the relevant underlying index.

Diversification Status. The Fund is non-diversified. A "non-diversified" fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Index of the Fund and, consequently, the Fund's investment portfolio. This may adversely affect the Fund's performance or subject the Fund's shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "Regulated Investment Company" ("RIC") for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "IRC") and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the IRC may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Lending Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the "Board" or the "Trustees"). To the extent that the Fund engages in securities lending, BGI acts as securities lending agent for the Fund subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked-to-market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Fund will engage in repurchase agreements only with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. The Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's assets that are denominated in a foreign currency. The Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Securities of Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts ("REITs") to the extent allowed by law. Pursuant to the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

Foreign Securities. The Fund intends to purchase publicly-traded common stocks of foreign corporations. To the extent the Fund invests in stocks of foreign issuers, the Fund's investment in such stocks may be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity and the underlying securities may be issued by a foreign or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally ADRs, issued in registered form, are designed for use in the U.S. securities markets and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BGFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general Depositary Receipts must be sponsored, however a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to:
(i) shares of money market funds (including those advised by BGFA);
(ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises);
(iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase "Prime-1" by Moody's(R) Investor's Service, Inc. ("Moody's") or "A-1" by Standard & Poor's(R) Rating Service, a division of The McGraw Hill Companies, Inc., or if unrated, of comparable quality as determined by BGFA;
(v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act;
(vi) repurchase agreements and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Futures and Options. The Fund may enter into U.S. futures contracts and options. These futures contracts and options will be used to simulate investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will enter into futures contracts and options only on futures contracts that are traded on a U.S. or foreign exchange. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require the Fund to maintain liquid assets. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," the Fund maintains liquid assets in an amount at least equal to the Fund's daily marked-to-market obligation (i.e., the Fund's daily net liability, if any), rather than the contracts' notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts' full notional value. The Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indexes that reflect the market value of common stock of the firms included in the investments. The Fund may enter into futures contracts to purchase securities indexes when

BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to "track" the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company's common stock.

Future Developments. The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks

A discussion of some of the risks associated with an investment in the Fund is contained in the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Equity Securities. An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general, and other factors that affect securities markets. An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Underlying Index are listed on a national securities exchange, the principal trading market for some may be over-the-counter. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

Risks of Investing in Non-U.S. Equity Securities. An investment in the Fund involves risks similar to those of investing in broad-based portfolios of equity securities traded on foreign exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Dividend Risk. There is no guarantee that the issuer of the stocks held by the Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Proxy Voting Policy

The Trust has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of BGFA, the investment adviser to the Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund's proxy voting guidelines and BGFA's role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for the Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BGFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies or certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates, or the Distributor or the Distributor's affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

   . The Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

   . The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

   . The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates (if any), or the Distributor or the Distributor's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BGFA voted proxies relating to the Fund's portfolio securities during the 12-month period ended June 30 will be available
(i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at www.iShares.com and (ii) on the SEC's website at www.sec.gov.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Fund's portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund's respective shareholders, (ii) does not put the interests of BGFA, the Distributor or any affiliated person of BGFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities" referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation ("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors (known as "Authorized Participants") that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Fund offers and redeems its shares ("iShares Exemptive Orders") and other institutional market participants and entities that provide information services.

Each business day, the Fund's portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund's anticipated holdings on the following business day.

Daily access to information concerning the Fund's portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants, and (ii) to other personnel of the Investment Adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Fund, and the terms of the Fund's current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance Standards for the Underlying Index

A brief description of the Underlying Index on which the Fund is based is provided below.

FTSE China (HK Listed) Index

Number of Components: approximately 90

Index Description. The Underlying Index is designed to track the performance of the large- and mid-capitalization companies in the Chinese equity market that are available to international investors. The Underlying Index consists of many of the largest and most liquid Chinese companies. Securities in the Underlying Index are weighted based on the total market value of their shares, so that securities with higher total market values generally have a higher representation in the Underlying Index. Each security in the Underlying Index is a current constituent of the FTSE All-World Index. All of the securities in the Underlying Index currently trade on the Hong Kong Stock Exchange ("HKEX"). As of May 30, 2008, the Underlying Index included 90 companies.

The Underlying Index consists of two types of shares: "Red Chip" shares and "H" shares.

"Red Chip" shares are incorporated in Hong Kong and trade on the HKEX. They are quoted in Hong Kong Dollars. Red Chip companies are substantially owned directly or indirectly by the Chinese Government and have the majority of their business interest in mainland China. Like other securities trading on the HKEX, there are no restrictions on who can trade Red Chip shares.

"H" shares are incorporated in China and nominated by the Central Government for listing and trading on the HKEX. They are quoted and trade in Hong Kong and U.S. dollars. Like other securities trading on the HKEX, there are no restrictions on who can trade "H" shares.

Component Selection Criteria. The Underlying Index is primarily rule-based but is also monitored by a governing committee. The Secretary to the Underlying Index is responsible for conducting the quarterly review of constituents for the Underlying Index and for recommending to the governing committee any constituents to be inserted or deleted as part of the quarterly review. All eligible securities are ranked by their full market capitalizations.

Eligibility. Each security included in the Underlying Index is a current constituent of the FTSE All-World Index. All classes of equity securities in issue are eligible for inclusion in the Underlying Index subject to conforming with free-float and liquidity restrictions.

Float-Adjusted Market Capitalization. When calculating index weights, individual constituents' shares held by governments, corporations, strategic partners, or other control groups are excluded from the company's outstanding shares. Shares owned by other companies are also excluded regardless of whether they are index constituents. In countries with regulated environments, where a foreign investment limit exists at the sector or company level, the constituent's weight will reflect either the foreign investment limit or the percentage float, whichever is the more restrictive.

Liquidity. Each security will be tested for liquidity by calculation of its median daily trading per month. The median trade is calculated by ranking each daily trade total and selecting the middle ranking day. Daily totals with zero trades are included in the ranking, therefore a security that fails to trade for more than half of the days in a month will have a zero median trade.

A) Securities which do not turnover at least 0.05% of their shares in issue (after the application of any investability weightings) based on their median daily trade per month in ten of the twelve months prior to a full market review, will not be eligible for inclusion in the Index Series.

B) An existing constituent failing to trade at least 0.04% of its shares in issue (after the application of any investability weightings) based on its median daily trade per month for more than four of the twelve months prior to a full market review will be removed.

Index Maintenance and Issue Changes. The Industry Classification Committee is responsible for the industry classification of constituents of the Underlying Index within the Industry Classification Benchmark. The Industry Classification Committee may approve changes to the Industry Classification Benchmark and Management Rules. FTSE appoints the Chairman and Deputy Chairman of the FTSE Policy Group. The FTSE Policy Group appoints the Chairman and Deputy Chairman of the FTSE Regional Committee - Asia Pacific. The Chairman or, in his absence, Deputy Chairman will chair meetings of the Regional Committee and will represent the committee's outside meetings. The Chairman and Deputy Chairman of the FTSE Policy Group are collectively responsible for approving constituent changes to the Underlying Index between meetings of the Committee on advice from the Secretary to the Committee and as permitted and as specified by the Underlying Index's Ground Rules.

All corporate actions including new issues, deletions, mergers, splits, suspensions and constituent weight changes in the Underlying Index will be applied in the same consistent manner as in the FTSE Global Equity Index Series.

Review Dates. The Underlying Index is reviewed at the same time as the FTSE Global Equity Index Series Asia Pacific regional review in March, using data as at the close of business on the last working day in December.

All the relevant changes arising from the review of the FTSE Global Equity Index Series will be applied to the Underlying Index.

Revisions to the Float Adjustments. The Underlying Index will be periodically reviewed for changes in free float. These reviews will coincide with the quarterly reviews undertaken by the FTSE Regional Committees. Implementation of any changes will happen at the close of business on the third Friday in March, June, September or December. A constituent's free float will also be reviewed and adjusted if necessary:

   . by identifying information which necessitates a change in free float weighting

   .   or following a corporate event

Index Availability. The Underlying Index is published every 15 seconds during the Official Index Period, using last trade prices, and is widely disseminated to major data vendors. The Official Index Period is 10:00 to 16:00 local Hong Kong hours. The Index will not be calculated on Hong Kong public holidays.

Exchange Rates and Pricing. The Underlying Index uses Reuters' real-time foreign exchange spot rates and Reuters' real-time security prices. The Underlying Index is calculated in Hong Kong Dollars. Non-Hong Kong Dollar denominated constituent prices are converted to Hong Kong Dollars in order to calculate the Underlying Index. The foreign exchange rates and security prices received from Reuters at the closing time of the Underlying Index are used to calculate the final index levels.

General Background of the Chinese Equity Markets. Mainland China's economy has been gradually transitioning from a centrally planned economy to a more market based economy. While the government continues to play a dominant role in the economy, the economic influence of individual citizens has been steadily increasing. Private enterprise continues to grow in place of the large state-owned enterprises, and foreign investment continues to contribute to economic growth.

China's chief industries include iron and steel, cement, chemical fertilizers, footwear, toys, food processing, automobiles, consumer electronics, telecommunications, coal, machine building, armaments, textiles and apparel, and petroleum. China's main exports are machinery and equipment, textiles and clothing, footwear, toys and sporting goods, and mineral fuels. China's main imports consists of machinery and equipment, mineral fuels, plastics, iron and steel, chemicals.

Reporting, Accounting and Auditing. The mainland China reporting, accounting and auditing standards differ from U.S. standards. In general, Chinese corporations do not provide all of the disclosures required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Investment Limitations

The Board has adopted as a non-fundamental policy the investment objective of the Fund. Therefore, the Fund may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies the Fund's investment restrictions numbered one through six below. The restrictions for the Fund cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

The Fund will not:

1. Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in
   (i) and (ii), the Fund will be limited so that no more than 33/ 1//3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund's investment objective and policies).

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities.

BGFA monitors the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:

   .   The frequency of trades and quotes for the security;

   . The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

   .   Dealer undertakings to make a market in the security; and

   . The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities, and ADRs based on securities, in its Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The Trust, iShares, Inc., Master Investment Portfolio ("MIP") and Barclays Global Investors Funds ("BGIF"), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 164 portfolios within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and, as a result, oversees an additional 26 portfolios within the fund complex. The address of each Trustee and Officer, unless otherwise indicated, is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, CA 94105. The Board has designated George G.C. Parker as its Lead Independent Trustee.

                                                    Principal Occupation(s)     Other Directorships Held by
Name (Year of Birth)            Position            During the Past 5 Years              Trustee
--------------------      ---------------------  -----------------------------  ---------------------------
Interested Trustees

*Lee T. Kranefuss (1961)  Trustee and            Global Chief Executive          Director of iShares,
                          Chairman               Officer iShares/Intermediary    Inc. (since 2003);
                          (since 2003).          Groups of BGI (since 2008);     Trustee of BGIF and MIP
                                                 Chief Executive Officer,        (since 2001).
                                                 iShares Intermediary Index
                                                 and Market Group of BGI
                                                 (2003-2008); Chief Executive
                                                 Officer of the Intermediary
                                                 Investor and Exchange Traded
                                                 Products Business of BGI
                                                 (2003-2005); Director of BGFA
                                                 (since 2005); Director,
                                                 President and Chief Executive
                                                 Officer of Barclays Global
                                                 Investors International, Inc.
                                                 (since 2005); Director and
                                                 Chairman of Barclays Global
                                                 Investors Services (since
                                                 2005); Chief Executive
                                                 Officer of the Individual
                                                 Investor Business of BGI
                                                 (1999-2003).



*John E. Martinez (1962)  Trustee (since 2003).  Co-Chief Executive Officer of   Director of iShares,
                                                 Global Index and Markets        Inc. (since 2003);
                                                 Group of BGI (2001-2003);       Director of Real Estate
                                                 Chairman of Barclays Global     Equity Exchange (since
                                                 Investors Services (2000-       2005); Chairman,
                                                 2003); Director, Barclays       Independent Review
                                                 Global Investors UK Holdings,   Committee, Canadian
                                                 Inc. (2000-2003).               iShares Funds (since
                                                                                 2007).

--------
* Lee T. Kranefuss and John E. Martinez are deemed to be "interested persons" (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Fund's investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

                                                    Principal Occupation(s)     Other Directorships Held by
Name (Year of Birth)            Position            During the Past 5 Years              Trustee
--------------------      ---------------------  -----------------------------  ---------------------------
Independent Trustees

George G.C. Parker (1939) Trustee (since 2000);  Dean Witter Distinguished       Director of iShares,
                          Lead Independent       Professor of Finance,           Inc. (since 2002);
                          Trustee                Emeritus, Stanford              Director of Continental
                          (since 2006).          University: Graduate School     Airlines, Inc. (since
                                                 of Business (since 1994).       1996); Director of
                                                                                 Community First
                                                                                 Financial Group (since
                                                                                 1995); Director of Tejon
                                                                                 Ranch Company (since
                                                                                 1999); Director of
                                                                                 Threshold
                                                                                 Pharmaceuticals (since
                                                                                 2004); Director of
                                                                                 NETGEAR, Inc. (since
                                                                                 2007).

                                                    Principal Occupation(s)     Other Directorships Held by
Name (Year of Birth)            Position            During the Past 5 Years              Trustee
--------------------      ---------------------  -----------------------------  ---------------------------

Cecilia H. Herbert (1949) Trustee (since 2005).  Chair of Investment             Director of iShares,
                                                 Committee, Archdiocese of San   Inc. (since 2005).
                                                 Francisco (1994-2005);
                                                 Director (since 1998) and
                                                 President (since 2007) of the
                                                 Board of Directors, Catholic
                                                 Charities CYO; Trustee of
                                                 Pacific Select Funds
                                                 (2004-2005); Trustee of the
                                                 Montgomery Funds (1992-2003);
                                                 Trustee (since 2005) and
                                                 Chair of Finance and
                                                 Investment Committees (since
                                                 2006) of the Thacher School.

Charles A. Hurty (1943)   Trustee (since 2005).  Retired; Partner, KPMG LLP      Director of iShares,
                                                 (1968-2001).                    Inc. (since 2005);
                                                                                 Director of GMAM
                                                                                 Absolute Return Strategy
                                                                                 Fund (1 portfolio)
                                                                                 (since 2002); Director
                                                                                 of Citigroup Alternative
                                                                                 Investments
                                                                                 Multi-Adviser Hedge Fund
                                                                                 Portfolios LLC (1
                                                                                 portfolio) (since 2002);
                                                                                 Director of CSFB
                                                                                 Alternative Investments
                                                                                 Fund (6 portfolios)
                                                                                 (since 2005).

John E. Kerrigan (1955)   Trustee (since 2005).  Chief Investment Officer,       Director of iShares,
                                                 Santa Clara University (since   Inc. (since 2005);
                                                 2002); Managing Director,       Member of Advisory
                                                 Merrill Lynch (1994-2002).      Council for Commonfund
                                                                                 Distressed Debt Partners
                                                                                 II (since 2004).

Robert H. Silver (1955)   Trustee (since 2007).  President and Co-Founder        Director of iShares,
                                                 of The Bravitas Group, Inc.     Inc. (since 2007);
                                                 (since 2006); Member,           Director and Member of
                                                 Non-Investor Advisory           the Audit and
                                                 Board of Russia Partners II,    Compensation Committee
                                                 LP (since 2006); President      of EPAM Systems, Inc.
                                                 and Chief Operating Officer     (since 2006).
                                                 (2003-2005) and Director
                                                 (1999-2005) of UBS Financial
                                                 Services, Inc.; President and
                                                 Chief Executive Officer of
                                                 UBS Services USA, LLC
                                                 (1999-2005); Managing
                                                 Director, UBS America, Inc.
                                                 (2000-2005); Director and
                                                 Chairman of the YMCA of
                                                 Greater NYC (since 2001);
                                                 Broadway Producer (since
                                                 2006).



Darrell Duffie (1954)     Trustee (since June    Professor, Stanford             Director of iShares,
                          2008).                 University: Graduate School     Inc. (since June 2008).
                                                 of Business (since 1984).

                                                                      Principal Occupation(s)
Name (Year of Birth)                     Position                     During the Past 5 Years
--------------------      ---------------------------------------  -----------------------------
Officers

Michael A. Latham (1965)  President                                Head of Americas iShares
                          (since 2007).                            (since 2007); Chief Operating
                                                                   Officer of the Intermediary
                                                                   Investors and Exchange Traded
                                                                   Products Business of BGI
                                                                   (since 2003-2007); Director
                                                                   and Chief Financial Officer
                                                                   of Barclays Global Investors
                                                                   International, Inc. (since
                                                                   2005); Director of Mutual
                                                                   Fund Delivery in the U.S.
                                                                   Individual Investor Business
                                                                   of BGI (2000-2003).

Geoffrey D. Flynn (1956)  Treasurer and Chief                      Chief Operating Officer, U.S.
                          Financial Officer                        iShares, BGI (since 2008);
                          (since 2007).                            Director, Mutual Fund
                                                                   Operations of BGI (since
                                                                   2007); President, Van Kampen
                                                                   Investors Services
                                                                   (2003-2007); Managing
                                                                   Director, Morgan Stanley
                                                                   (2002-2007); President,
                                                                   Morgan Stanley Trust, FSB
                                                                   (2002-2007).

Eilleen M. Clavere (1952) Secretary                                Head of Legal Administration
                          (since 2007).                            of Intermediary Investors
                                                                   Business of BGI (since 2006);
                                                                   Legal Counsel and Vice
                                                                   President of Atlas Funds,
                                                                   Atlas Advisers, Inc. and
                                                                   Atlas Securities, Inc.
                                                                   (2005-2006); Counsel of
                                                                   Kirkpatrick & Lockhart LLP
                                                                   (2001-2005).

Ira P. Shapiro (1963)     Vice President and Chief Legal Officer   Associate General Counsel
                          (since 2007).                            (since 2004) of BGI; First
                                                                   Vice President of Merrill
                                                                   Lynch Investment Managers
                                                                   (1993-2004).

Amy Schioldager (1962)    Executive Vice President                 Head of U.S. Indexing, BGI
                          (since 2007).                            (since 2006) of BGI; Head of
                                                                   Domestic Equity Portfolio
                                                                   Management, BGI (2001-2006).

H. Michael Williams       Executive Vice President                 Vice Chairman - Capital
(1960)                    (since 2007).                            Markets, BGI (since 2008);
                                                                   Head of Global Index and
                                                                   Markets Group of BGI (2006-
                                                                   2008); Global Head of
                                                                   Securities Lending, BGI
                                                                   (2002-2006).

Patrick O'Connor (1967)   Vice President                           Head of iShares Portfolio
                          (since 2007).                            Management, BGI (since 2006);
                                                                   Senior Portfolio Manager, BGI
                                                                   (since 1999-2006).

                                                                      Principal Occupation(s)
Name (Year of Birth)                     Position                     During the Past 5 Years
--------------------      ---------------------------------------  -----------------------------

Lee Sterne (1965)         Vice President                           Head of U.S. Fixed Income
                          (since 2007).                            Index and iShares, BGI (since
                                                                   2007); Senior Portfolio
                                                                   Manager, BGI (2004-2007);
                                                                   Portfolio Manager, BGI
                                                                   (2001-2004).

Matt Tucker (1972)        Vice President                           Head of U.S. Fixed Income
                          (since 2007).                            Investment Solutions, BGI
                                                                   (since 2005); Fixed Income
                                                                   Investment Strategist, BGI
                                                                   (2003-2005); Fixed Income
                                                                   Portfolio Manager, BGI
                                                                   (1997-2003).

Committees of the Board of Trustees. Each Independent Trustee serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust;
(ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement);
(iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the calendar year ended December 31, 2007.

The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and
(vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Trustees. The Nominating and Governance Committee met four times during the calendar year ended December 31, 2007.

The following table sets forth, as of December 31, 2007, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a Fund is not listed below, the Trustee did not own any securities in that Fund as of the date indicated above:

                                                                             Aggregate Dollar
                                                                                 Range of
                                                                                  Equity
                                                                             Securities in all
                                                                                Registered
                                                                                Investment
                                                                                 Companies
                                                                                Overseen by
                                                                                Trustee in
                                                            Dollar Range of      Family of
                                                           Equity Securities    Investment
Name of Trustee              Name of Index Fund               in the Fund        Companies
---------------    --------------------------------------  ----------------- -----------------

Lee T. Kranefuss   iShares Lehman 1-3 Year Treasury Bond   $50,001-$100,000    Over $100,000
                   Fund
                   iShares Russell 3000 Index Fund         Over $100,000

John E. Martinez   iShares MSCI EAFE Index Fund            Over $100,000       Over $100,000
                   iShares Russell 1000 Index Fund         Over $100,000
                   iShares Russell 1000 Value Index Fund   Over $100,000
                   iShares Russell 2000 Index Fund         Over $100,000
                   iShares S&P 500 Index Fund              Over $100,000

                                                                                Aggregate Dollar
                                                                                    Range of
                                                                                     Equity
                                                                                Securities in all
                                                                                   Registered
                                                                                   Investment
                                                                                    Companies
                                                                                   Overseen by
                                                                                   Trustee in
                                                               Dollar Range of      Family of
                                                              Equity Securities    Investment
Name of Trustee               Name of Index Fund                 in the Fund        Companies
---------------    -----------------------------------------  ----------------- -----------------
George G.C. Parker iShares Russell 2000 Index Fund            $50,001-$100,000    Over $100,000
                   iShares Russell 2000 Value Index Fund      $50,001-$100,000
                   iShares S&P 100 Index Fund                 Over $100,000
                   iShares S&P 500 Value Index Fund           Over $100,000
                   iShares S&P MidCap 400 Index Fund          $10,001-$50,000
                   iShares S&P MidCap 400 Value Index Fund    Over $100,000
                   iShares S&P Small Cap 600 Index Fund       $10,001-$50,000
                   iShares Russell 1000 Value Index Fund      Over $100,000
                   iShares Dow Jones Select Dividend Index    Over $100,000
                   Fund
                   iShares S&P 500 Index Fund                 Over $100,000
                   iShares MSCI Mexico Index Fund             Over $100,000
                   iShares MSCI EAFE Index Fund               Over $100,000

Cecilia H. Herbert iShares FTSE/Xinhua China 25 Index Fund    Over $100,000       Over $100,000
                   iShares MSCI Emerging Markets Index Fund   $10,001-$50,000
                   iShares MSCI Hong Kong Index Fund          $10,001-$50,000
                   iShares MSCI Japan Index Fund              $10,001-$50,000
                   iShares Dow Jones U.S. Consumer Goods      $10,001-$50,000
                   Sector Index Fund
                   iShares Russell 1000 Index Fund            $10,001-$50,000
                   iShares S&P Global Telecommunications      $10,001-$50,000
                   Sector Index Fund
                   iShares Dow Jones U.S. Technology Sector   $1-$10,000
                   Index Fund
                   iShares S&P 500 Index Fund                 Over $100,000

Charles A. Hurty   iShares S&P 500 Index Fund                 $10,001-$50,000     Over $100,000
                   iShares FTSE/Xinhua China 25 Index Fund    $10,001-$50,000
                   iShares Dow Jones Financial Sector Index   $10,001-$50,000
                   Fund
                   iShares Dow Jones U.S. Energy Sector       $10,001-$50,000
                   Index Fund
                   iShares Dow Jones U.S. Technology Sector   $10,001-$50,000
                   Index Fund
                   iShares MSCI EAFE Index Fund               $10,001-$50,000
                   iShares MSCI Japan Index Fund              $10,001-$50,000
                   iShares Dow Jones Select Dividend Index    $10,001-$50,000
                   Fund

John E. Kerrigan   iShares MSCI Japan Index Fund              Over $100,000       Over $100,000
                   iShares MSCI Pacific ex-Japan Index Fund   Over $100,000
                   iShares MSCI EAFE Index Fund               Over $100,000

Robert H. Silver   iShares Dow Jones U.S. Broker-Dealers      Over $100,000       Over $100,000
                   Index Fund
                   iShares MSCI EAFE Index Fund               Over $100,000
                   iShares S&P 500 Index Fund                 Over $100,000
                   iShares Russell 2000 Index Fund            Over $100,000

Darrell Duffie     N/A                                        $0                  $0

As of December 31, 2007, none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust ("Independent Trustees") or their immediate family members owned beneficially or of record any securities of BGFA (the Fund's investment adviser), the Distributor or any person controlling, controlled by or under common control with BGFA or the Distributor.

Remuneration of Trustees. The Trust pays each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $90,000 for meetings of the Board attended by the Trustee; also the Trust pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. During the period January 1, 2007 through December 31, 2007, the Trust paid each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $75,000 for meetings of the Board attended by the Trustee; also the Trust paid Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2007:

                                                                            Total
                                            Pension or                   Compensation
                             Aggregate      Retirement      Estimated      From the
                            Compensation Benefits Accrued    Annual          Fund
                              from the   As Part of Trust Benefits Upon    and Fund
Name of Interested Trustee     Trust       Expenses/1/    Retirement/1/   Complex/2/
--------------------------  ------------ ---------------- -------------- ------------
   Lee T. Kranefuss/3/.....   $     0     Not Applicable  Not Applicable   $      0
   John E. Martinez/3/.....   $75,000     Not Applicable  Not Applicable   $150,000

--------
/1/ No Trustee or officer is entitled to any pension or retirement benefits from the Trust.

/2/ Includes compensation for service on the Board of Directors of iShares, Inc.

/3/ Lee T. Kranefuss was not compensated by the Trust due to his employment with BGI during the time period reflected in the table.

The table below sets forth the compensation paid to each Independent Trustee for the calendar year ended December 31, 2007:

                                                Pension or
                                                Retirement
                                 Aggregate   Benefits Accrued   Estimated          Total
                                Compensation        As           Annual         Compensation
                                  from the    Part of Trust   Benefits Upon    From the Fund
Name of Independent Trustee/1/     Trust       Expenses/2/    Retirement/2/  and Fund Complex/3/
-----------------------------   ------------ ---------------- -------------- ------------------
    George G. C. Parker........   $100,000    Not Applicable  Not Applicable      $200,000
    John E. Kerrigan...........   $ 75,000    Not Applicable  Not Applicable      $150,000
    Charles A. Hurty...........   $ 95,000    Not Applicable  Not Applicable      $190,000
    Cecilia H. Herbert.........   $ 75,000    Not Applicable  Not Applicable      $150,000
    Robert H. Silver*..........   $ 56,250    Not Applicable  Not Applicable      $112,500

--------
/*/ Appointed to serve as Independent Trustee of the Trust effective March 9, 2007.

/1/ Compensation is not shown for Darrell Duffie because he was appointed to serve as Independent Trustee of the Trust effective June 18, 2008.

/2/ No Trustee or officer is entitled to any pension or retirement benefits from the Trust.

/3/ Includes compensation for service on the Board of Directors of iShares, Inc.

The Trustees and officers of the Trust do not own any outstanding shares of the Fund as of the date of this SAI.

Control Persons and Principal Holders of Securities. Ownership information is not provided for the Fund as it had not commenced operations as of the date of this SAI.

Investment Advisory, Administrative and Distribution Services

Investment Adviser. BGFA serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

For its investment advisory services to the Fund and the iShares FTSE Xinhua/China 25 Index Fund (which is offered in a separate prospectus), BGFA is paid management fees equal to each fund's allocable portion of: 0.74% per year of the aggregate of the average daily net assets of the funds less than or equal to $6.0 billion, plus 0.67% per year of the aggregate of the average daily net assets of the funds on amounts between $6.0 billion and $12.0 billion, plus 0.60% per year of the aggregate of the average daily net assets of the funds on amounts in excess of $12.0 billion.

Pursuant to the Investment Advisory Agreement, BGFA is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense and taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses.

The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Fund is terminable without penalty on 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act). The Investment Advisory Agreement is also terminable upon 60 days' notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the shares of the Fund but (ii) do not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed BGFA or its affiliates would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA or its affiliates might offer to provide additional services.

BGFA and/or BGI may pay certain broker-dealers and intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. BGFA and/or BGI may also pay broker-dealers or intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange traded products in general. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by BGFA and/or BGI from their own resources and not from the assets of the Fund.

Portfolio Managers. The individuals named as Portfolio Managers in the Fund's Prospectus are primarily responsible for the day-to-day management of other iShares funds and certain other portfolios and/or accounts as indicated in the table below as of April 30, 2008:

Diane Hsiung

Types of Accounts                                       Number   Total Assets
-----------------                                       ------ ----------------
Registered Investment Companies........................  141   $282,298,000,000
Other Pooled Investment Vehicles.......................  N/A   $            N/A
Other Accounts.........................................    5   $    410,000,000
Accounts with Incentive-Based Fee Arrangements.........  N/A   $            N/A

Greg Savage

Types of Accounts                                       Number   Total Assets
-----------------                                       ------ ----------------
Registered Investment Companies........................  141   $282,298,000,000
Other Pooled Investment Vehicles.......................  N/A   $            N/A
Other Accounts.........................................    6   $    410,000,000
Accounts with Incentive-Based Fee Arrangements.........  N/A   $            N/A

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the iShares funds, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts of which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset- based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. Incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest that may result in the Portfolio Manager's favoring those portfolios or accounts with incentive-based fee arrangements.

The table below shows, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts, as of April 30, 2008:

Diane Hsiung

                                                    Number of
                                               Other Accounts with
                                                Performance Fees   Aggregate of
                                                     Managed       Total Assets
                                               ------------------- ------------
Registered Investment Companies...............         N/A             N/A
Other Pooled Investment Vehicles..............         N/A             N/A
Other Accounts................................         N/A             N/A

Greg Savage

                                                    Number of
                                               Other Accounts with
                                                Performance Fees   Aggregate of
                                                     Managed       Total Assets
                                               ------------------- ------------
Registered Investment Companies...............         N/A             N/A
Other Pooled Investment Vehicles..............         N/A             N/A
Other Accounts................................         N/A             N/A

As of April 30, 2008, with respect to all iShares funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers receive a salary and are eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including but not limited to the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager's business unit and an assessment of the Portfolio Manager's individual performance. Each Portfolio Manager's salary and annual bonus are paid in cash. BGFA also operates a mandatory bonus deferral plan for employees whose bonuses exceed certain thresholds which generally becomes payable three years after grant. One half of the mandatory deferral award is "notionally invested" in funds managed by BGI, and the other half is provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus, the value of the final award may be increased or decreased over the three-year period. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees (within the meaning of ERISA section 401(a))" as so specified under the terms of BGI's Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that plan.

If a Portfolio Manager is part of a select group of management or highly compensated employees and is designated by the plan administrators (in their discretion) to be eligible for participation in BGI's Voluntary Levered Alpha Participation Plan ("VLAPP"), the Portfolio Manager may elect to defer a portion of his or her bonus under VLAPP. Under this plan, the Portfolio Manager would receive an award corresponding to the deferred bonus portion if he or she voluntarily elects in advance to defer. VLAPP awards generally vest after three years. The award will be "notionally invested" in a fund(s) managed by BGI over the three-year period, and the return on that notional investment will determine the final award amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by a factor of two (2) for the sole purpose of determining the return on the award's notional investment.

Starting in 2008, Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Levered Alpha Participation Plan ("LAPP"). Under LAPP, these awards are determined annually, and generally vest in three equal installments over three years. Each vested installment is paid out upon vesting. At the option of the plan administrators, the award may be "notionally invested" in a fund(s) managed by BGI. If notionally invested, the return on that notional investment during the relevant vesting period will determine the award payout amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by the factor specified by the plan administrators at the time of the award grant for the sole purpose of determining the return on the award's notional investment.

Prior to December 31, 2007, Portfolio Managers were eligible for selection, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under the CEP, these awards were determined annually, and were generally scheduled to vest after two years. At the option of the CEP administrators, the award was "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award was not notionally invested, the original award amount was paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of April 30, 2008, Diane Hsiung and Greg Savage did not beneficially own any shares of the Fund.

Distributor. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under Securities Exchange Act of 1934, as amended (the "1934 Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC Participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

Codes of Ethics. The Trust, BGFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent for the Fund. State Street's principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to an Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as transfer agent for the Fund's authorized and issued shares of beneficial interest and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee.

Index Provider. The Fund is based upon a particular index compiled by FTSE International Limited ("FTSE"). FTSE is not affiliated with the Fund or with BGI or BGI's affiliates. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with BGI, which in turn has a licensing agreement with FTSE. BGI has provided the sub-license to the Fund without charge.

Brokerage Transactions

BGFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BGFA manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BGFA may deal, trade and invest for its own account in the types of securities in which the Fund may invest. BGFA may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover rates may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

Additional Information Concerning the Trust

Shares. The Trust currently consists of over 130 separate investment portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund, or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund's shares, a holder of shares may be a "control person" of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 24, 2008, the Board of Trustees may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more Funds commencing operations after September 24, 2008 (each a "New Fund") to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions (collectively "merge") with, to or into another New Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a fund and beneficial owners of 10% of the shares of a fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC's rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or the Fund. The Trust or the Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Fund. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the American Stock Exchange and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name" and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays (as observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (i.e., Deposit Securities), which constitutes an optimized representation of the securities of the Fund's Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any difference between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit.

BGFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the (subject to amendments) Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities changes pursuant to the changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Fund's Underlying Index.

The Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust also reserves the right to permit or require a "cash in lieu" amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be:
(i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC, or
(ii) a DTC Participant, and must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All creation orders must be placed for one or more Creation Units and whether through a Participating Party, a DTC Participant, must be received by the Distributor in proper form no later than the closing time of the regular trading session of the Listing Exchange ("Closing Time") (ordinarily 4:00 p.m., Eastern time) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form and is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a

Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor's broker through an Authorized Participant. In such cases there may be additional charges to such investor. A limited number of broker-dealers has executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities.

Investors placing orders for Creation Units of the Fund should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Closing Time. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

Placement of Creation Orders. State Street shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Units must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the Closing Time on any Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of cash or, if applicable, good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery and the Company will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a "T+2 basis" (i.e., two Business Days after trade date). However, as discussed in Regular Holidays, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by the applicable Participant Agreement, Creation Units may be issued to such Authorized Participant notwithstanding the fact that corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which BGFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject any creation order for shares of the Fund transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form;
(ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares disseminated through the facilities of the NSCC for that date by BGFA, as described above;
(iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners or (vii) circumstances outside the control of the Trust, State Street, the Distributor or BGFA would make it impossible or impracticable to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC, State Street, the sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of such order. The Trust, State Street, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. A purchase transaction fee is imposed for the transfer and other transaction costs of the Fund associated with the issuance of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. When the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment to a maximum additional variable charge as indicated in the chart below. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth standard and maximum creation transaction fees:

                                                          Standard    Maximum
                                                          Creation   Additional
                                                         Transaction  Variable
                                                             Fee      Charge*
                                                         ----------- ----------
iShares FTSE China (HK Listed) Index Fund**.............   $1,800       3.0%
--------
*  As a percentage of the amount invested.

** Cash and in-kind purchases are permitted.

Redemption of Shares in Creation Units. Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through State Street and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit by an investor who wishes to redeem a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

BGFA and the Distributor makes available through the NSCC, immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (such difference, the "Cash Redemption Amount"), less the redemption transaction fee set forth below. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemptions of shares will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities, may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming Beneficial Owner that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act. An Authorized Participant may request a redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund's NAV is not reasonably practicable or
(iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. Where the Trust permits in-kind redemptions, the redeeming investor will be assessed an additional variable charge on the cash-in-lieu portion of its redemption proceeds, up to a maximum additional variable charge as indicated in the chart below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the standard and maximum redemption transaction fees for the Fund.

                                                          Standard    Maximum
                                                         Redemption  Additional
                                                         Transaction  Variable
                                                             Fee      Charge*
                                                         ----------- ----------
iShares FTSE China (HK Listed) Index Fund**.............   $1,800       2.0%
--------
*  As a percentage of the amount invested.

** Cash and in-kind purchases are permitted.

Placement of Redemption Orders. Orders to redeem Creation Units must be delivered through an Authorized Participant. An order in good form to redeem Creation Units is deemed received by the Trust on the Transmittal Date if:
(i) a request in satisfactory form to the Trust is received by State Street not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than two Business Days after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of local holidays in the foreign countries relevant to the Fund.

In order to take delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant's agreement with the Distributor, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund's Transfer Agent, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which BGFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m. Eastern time, on the contractual settlement date and shall be held by State Street and marked to market daily, and the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant and income, if any, will be paid to the Authorized Participant. The Participant Agreement permits the Trust, on behalf of the Fund, to acquire the Deposit Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received in good form by the Trust. Therefore, if a redemption order in proper form is submitted to State Street by a DTC Participant not later than Closing Time on the Transmittal Date and the requisite number of shares of the relevant Fund are delivered to State Street prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. If, however, a redemption order is submitted to State Street by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (i.e., the Business Day on which the shares of the Fund are delivered through DTC to State Street by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion redeem such shares in cash and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Because the Portfolio Securities of the Fund may trade on days when the Listing Exchange for the Fund is closed or on days that are otherwise not Business Days for the Fund, investors may not be able to redeem their shares of the Fund or purchase and sell shares of the Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in relevant foreign markets.

Regular Holidays. The Fund generally intends to effect deliveries of Creation Units and Portfolio Securities. The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar years 2008 and 2009 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows (please note that these holiday schedules are subject to potential changes in the relevant securities markets):

2008
Hong Kong
Jan. 1               March 24             July 1               Dec. 25
Feb. 6               April 4              Sept. 15             Dec. 26
Feb. 7               May 1                Oct. 1               Dec. 31
Feb. 8               May 12               Oct. 7
March 21             June 9               Dec. 24

2009
Hong Kong
Jan. 1               April 10             July 1               Dec. 24
Jan. 26              April 13             Oct. 1               Dec. 25
Jan. 27              May 1                Oct. 26              Dec. 31
Jan. 28              May 28

Redemption. The Trust is not aware of a redemption request over any Hong Kong holiday that would result in a settlement period exceeding 7 calendar days during the calendar years 2008 or 2009.

Taxes

Regulated Investment Company Qualification. The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the company's taxable year, (a) at least 50% of the market value of the Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than

10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other RICs) or the securities of one or more qualified publicly traded partnerships.

Although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. The Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the 12 months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Taxation of U.S. Shareholders. Dividends and other distributions by the Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period; or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly-acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Back-Up Withholding. In certain cases, the Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Sections 351 and 362. The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the IRC, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund's basis in such securities on the date of deposit were less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. The Fund's transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the IRC (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the timing and tax character of shareholder distributions.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Qualified Dividend Income. Distributions by the Fund of investment company taxable income (including any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations (but generally not U.S. REITs) and certain foreign corporations (e.g., foreign corporations which are not "passive foreign investment companies" and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties, but not with Hong Kong, which is regarded as a separate jurisdiction for United States tax treaty purposes. A dividend from the Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or
(iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the IRC. Dividends received by the Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains.

Corporate Dividends Received Deduction. The Fund does not expect dividends paid to its corporate shareholders to be eligible, in the hands of such shareholders, for the corporate dividends received deduction.

Excess Inclusion Income. Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the IRC are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in IRC Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If, as expected, more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. If the Fund were to make this election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

A distribution from the Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations. Restrictions apply regarding wash sales and substitute payment transactions.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

Reporting. If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements

Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.

Miscellaneous Information

Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.

Shareholder Communications to the Board. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to: iShares Board of Trustees, c/o Barclays Global Investors, N.A. Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns share; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

BGI-SAI-14-1008
iShares(R)

Statement of Additional Information

Dated June 23, 2008 (as revised October 30, 2008)

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus ("Prospectus") for the following fund of iShares Trust (the "Trust"), as such Prospectus may be revised or supplemented from time to time:

iShares S&P Global Clean Energy Index Fund (the "Fund").

The Prospectus for the Fund is dated June 23, 2008. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. (the "Distributor"), at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com.

iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
General Description of the Trust and the Fund                                1
Exchange Listing and Trading                                                 1
Investment Strategies and Risks                                              2
   Diversification Status                                                    2
   Lending Portfolio Securities                                              2
   Repurchase Agreements                                                     2
   Reverse Repurchase Agreements                                             3
   Currency Transactions                                                     3
   Securities of Investment Companies                                        3
   Foreign Securities                                                        3
   Illiquid Securities                                                       4
   Short-Term Instruments and Temporary Investments                          4
   Futures and Options                                                       4
   Options on Futures Contracts                                              5
   Swap Agreements                                                           5
   Tracking Stocks                                                           5
   Future Developments                                                       5
General Considerations and Risks                                             5
   Risks of Derivatives                                                      5
   Risks of Equity Securities                                                6
   Risks of Futures and Options Transactions                                 6
   Risks of Swap Agreements                                                  7
   Risks of Investing in Non-U.S. Equity Securities                          7
   Dividend Risk                                                             7
Proxy Voting Policy                                                          7
Portfolio Holdings Information                                               8
Construction and Maintenance of the Underlying Index                         9
   The S&P Indexes Generally                                                 9
   S&P Global Clean Energy Index                                             9
Investment Limitations                                                       9
Continuous Offering                                                         11
Management                                                                  11
   Trustees and Officers                                                    11
   Committees of the Board of Trustees                                      15
   Remuneration of Trustees                                                 16
   Control Persons and Principal Holder of Securities                       17
Investment Advisory, Administrative and Distribution Services               17
   Investment Adviser                                                       17
   Portfolio Managers                                                       18
   Distributor                                                              20
   Codes of Ethics                                                          20
   Administrator, Custodian and Transfer Agent                              20
   Index Provider                                                           20
Brokerage Transactions                                                      20
Additional Information Concerning the Trust                                 21
   Shares                                                                   21
   Termination of the Trust or the Fund                                     21
   DTC as Securities Depository for the Shares of the Fund                  22
Creation and Redemption of Creation Units                                   22
   General                                                                  22
   Fund Deposit                                                             22
   Procedures for Creation of Creation Units                                23
   Placement of Creation Orders                                             23
   Issuance of a Creation Unit                                              24

                                                                           Page
                                                                           ----
   Acceptance of Orders for Creation Units                                  24
   Creation Transaction Fee                                                 24
   Redemption of Shares in Creation Units                                   25
   Redemption Transaction Fee                                               25
   Placement of Redemption Orders                                           25
   Regular Holidays                                                         26
   Redemption                                                               37
Taxes                                                                       40
   Regulated Investment Company Qualification                               40
   Taxation of RICs                                                         40
   Excise Tax                                                               40
   Taxation of U.S. Shareholders                                            41
   Sales of Shares                                                          41
   Back-Up Withholding                                                      42
   Sections 351 and 362                                                     42
   Taxation of Certain Derivatives                                          42
   Qualified Dividend Income                                                43
   Corporate Dividends Received Deduction                                   43
   Excess Inclusion Income                                                  43
   Foreign Investments                                                      43
   Passive Foreign Investment Companies                                     43
   Taxation of Non-U.S. Shareholders                                        44
   Other Taxes                                                              44
   Reporting                                                                44
   Net Capital Loss Carryforwards                                           44
Financial Statements                                                        44
Miscellaneous Information                                                   45
   Counsel                                                                  45
   Independent Registered Public Accounting Firm                            45
   Shareholder Communications to the Board                                  45

General Description of the Trust and the Fund

The Trust currently consists of over 130 separate investment portfolios called funds. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the "1933 Act"). This SAI relates solely to the Fund.

The investment objective of the Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (the "Underlying Index") representing publicly-traded equity securities of companies in a particular broad market, market segment, market sector or group of industries. The Fund is managed by Barclays Global Fund Advisors ("BGFA" or the "Investment Adviser"), a subsidiary of BGI.

The Fund offers and issues shares at their net asset value per share ("NAV") only in aggregations of a specified number of shares ("Creation Unit"), generally in exchange for a basket of equity securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). Shares of the Fund are listed and traded on The NASDAQ Stock Market LLC ("NASDAQ" or the "Listing Exchange"), a national securities exchange. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally or multiples 100,000 thereof.

The Trust reserves the right to offer a "cash" option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain with the Trust a cash deposit equal to at least 115%, which BGFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees for cash creations or redemptions may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of the Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the "indicative optimized portfolio value" ("IOPV") of the Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not part of the current Deposit Securities. Therefore, the Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund's NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued dividend and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in securities issued by companies that comprise the Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio.

The Fund engages in representative sampling, which is investing in a sample of securities selected by BGFA to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are included in the relevant underlying index.

Diversification Status. The Fund is non-diversified. A "non-diversified" fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Index of the Fund and, consequently, the Fund's investment portfolio. This may adversely affect the Fund's performance or subject the Fund's shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "Regulated Investment Company" ("RIC") for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "IRC"), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the IRC may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Lending Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the "Board" or the "Trustees"). To the extent that the Fund engages in securities lending, BGI acts as securities lending agent for the Fund subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked-to-market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Fund will engage in repurchase agreements only with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. The Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's assets that are denominated in a foreign currency. The Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Securities of Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts ("REITs") to the extent allowed by law. Pursuant to the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

Foreign Securities. The Fund intends to purchase publicly-traded common stocks of foreign corporations. To the extent the Fund invests in stocks of foreign issuers, the Fund's investment in such stocks may be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity and the underlying securities may be issued by a foreign or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally ADRs, issued in registered form, are designed for use in the U.S. securities markets and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BGFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general Depository Receipts must be sponsored, however, a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to:
(i) shares of money market funds (including those advised by BGFA);
(ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises);
(iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase "Prime-1" by Moody's(R) Investor's Service, Inc. ("Moody's") or "A-1" by Standard & Poor's(R) Rating Service, a division of The McGraw Hill Companies, Inc. ("S&P(R)"), or if unrated, of comparable quality as determined by BGFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Futures and Options. The Fund may enter into U.S. futures contracts and options. These futures contracts and options will be used to simulate investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will enter into futures contracts and options only on futures contracts that are traded on a U.S. or foreign exchange. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require the Fund to maintain liquid assets. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," the Fund maintains liquid assets in an amount at least equal to the Fund's daily marked-to-market obligation (i.e., the Fund's daily net liability, if any), rather than the contracts' notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts' full notional value. The Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indexes that reflect the market value of common stock of the firms included in the investments. The Fund may enter into futures contracts to purchase securities indexes when

BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to "track" the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company's common stock.

Future Developments. The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks

A discussion of some of the risks associated with an investment in the Fund is contained in the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Equity Securities. An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general, and other factors that affect securities markets. An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Underlying Index are listed on a national securities exchange, the principal trading market for some may be over-the-counter. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

Risks of Investing in Non-U.S. Equity Securities. An investment in the Fund involves risks similar to those of investing in broad-based portfolios of equity securities traded on foreign exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Dividend Risk. There is no guarantee that the issuer of the stocks held by the Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Proxy Voting Policy

The Trust has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of BGFA, the investment adviser to the Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund's proxy voting guidelines and BGFA's role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for the Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BGFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies or certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates, or the Distributor or the Distributor's affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

   . The Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

   . The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

   . The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates (if any), or the Distributor or the Distributor's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BGFA voted proxies relating to the Fund's portfolio securities during the 12-month period ended June 30 will be available
(i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at www.iShares.com and (ii) on the SEC's website at www.sec.gov.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Fund's portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund's respective shareholders, (ii) does not put the interests of BGFA, the Distributor or any affiliated person of BGFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities" referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation ("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors (known as "Authorized Participants") that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Fund offers and redeems its shares ("iShares Exemptive Orders") and other institutional market participants and entities that provide information services.

Each business day, the Fund's portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund's anticipated holdings on the following business day.

Daily access to information concerning the Fund's portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants, and (ii) to other personnel of the Investment Adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Fund, and the terms of the Fund's current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Underlying Index

A description of the S&P indexes generally and the Underlying Index is provided below.

The S&P Indexes Generally

Issue Changes. General oversight responsibility for the S&P Indexes, including overall policy guidelines and methodology, is handled by an S&P Index Committee. Maintenance of component investments, including additions and deletions to these investments, is the responsibility of separate regional index committees composed of S&P staff specialized in the various regional equity markets and, in some cases with the assistance of local stock exchanges. Public announcements of index changes as the result of committee decisions will generally be made two business days in advance of the anticipated effective date whenever possible, although for exceptional corporate events announcements may be made earlier.

Index Maintenance. Maintaining the S&P Indexes includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs.

Index Availability. The S&P Indexes are calculated continuously and are available from major data vendors.

S&P Global Clean Energy Index

Number of Components: approximately 30

Index Description. The Underlying Index is designed to track performance of approximately 30 of the most liquid and tradable global companies which represent the listed clean energy universe. The Underlying Index includes clean energy production companies and clean energy equipment & technology providers and the Fund will be concentrated in the clean energy industry. For these purposes, the "clean energy" universe includes biofuel and biomass, ethanol and fuel alcohol, geothermal energy, hydroelectricity, solar and wind energy.

Component Selection Criteria. The universe from which the Underlying Index is drawn is all publicly listed companies in Standard & Poor's CapitalIQ (CIQ) database with specific terms related to clean energy in their business description. Companies are identified as being in the clean energy business based on their membership in either of two clusters: clean energy producers and clean energy technology & equipment providers. Companies with an exposure score of 1 or 0.5 become the universe for the Underlying Index. The universe is then narrowed down to stocks that meet the Underlying Index's criteria for size, liquidity and market representation. The Underlying Index is modified market capitalization weighted. After S&P calculates the float-adjusted market capitalizations, weights are modified so that components and clusters do not exceed limits predetermined by S&P (currently, 5% for any single component).

Investment Limitations

The Board has adopted as a non-fundamental policy the investment objective of the Fund. Therefore, the Fund may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies the Fund's investment restrictions numbered one through six below. The restrictions for the Fund cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

The Fund will not:

1. Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in
    (i) and (ii), the Fund will be limited so that no more than 33/ 1//3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund's investment objective and policies).

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities.

BGFA monitors the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:

   .   The frequency of trades and quotes for the security;

   . The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

   .   Dealer undertakings to make a market in the security; and

   . The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities and Depositary Receipts based on securities in its Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The Trust, iShares, Inc., Master Investment Portfolio ("MIP") and Barclays Global Investors Funds ("BGIF"), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 164 portfolios within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and, as a result, oversees an additional 26 portfolios within the fund complex. The address of each Trustee and Officer, unless otherwise indicated, is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, CA 94105. The Board has designated George G.C. Parker as its Lead Independent Trustee.

                                                       Principal Occupation(s)        Other Directorships Held by
Name (Year of Birth)              Position             During the Past 5 Years                  Director
--------------------      ------------------------  ------------------------------- ---------------------------------
Interested Trustees

*Lee T. Kranefuss (1961)  Trustee and               Global Chief Executive          Director of iShares, Inc. (since
                          Chairman                  Officer iShares/Intermediary    2003); Trustee of BGIF and
                          (since 2003).             Groups of BGI (since 2008);     MIP (since 2001).
                                                    Chief Executive Officer,
                                                    iShares Intermediary Index
                                                    and Market Group of BGI
                                                    (2003-2008); Chief Executive
                                                    Officer of the Intermediary
                                                    Investor and Exchange Traded
                                                    Products Business of BGI
                                                    (2003-2005); Director of
                                                    BGFA (since 2005); Director,
                                                    President and Chief Executive
                                                    Officer of Barclays Global
                                                    Investors International, Inc.
                                                    (since 2005); Director and
                                                    Chairman of Barclays Global
                                                    Investors Services (since
                                                    2005); Chief Executive Officer
                                                    of the Individual Investor
                                                    Business of BGI (1999-2003).

*John E. Martinez (1962)  Trustee (since 2003).     Co-Chief Executive Officer of   Director of iShares, Inc. (since
                                                    Global Index and Markets        2003); Director of Real Estate
                                                    Group of BGI (2001-2003);       Equity Exchange (since 2005);
                                                    Chairman of Barclays Global     Chairman, Independent
                                                    Investors Services (2000-       Review Committee, Canadian
                                                    2003); Director, Barclays       iShares Funds (since 2007).
                                                    Global Investors UK
                                                    Holdings, Inc. (2000-2003).

--------
* Lee T. Kranefuss and John E. Martinez are deemed to be "interested persons" (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Fund's investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

                                                          Principal Occupation(s)     Other Directorships Held by
  Name (Year of Birth)        Position                    During the Past 5 Years               Director
  --------------------        -----------------        ------------------------------ -----------------------------
  Independent Trustees

  George G.C. Parker (1939)   Trustee (since 2000);    Dean Witter Distinguished      Director of iShares, Inc.
                              Lead Independent Trustee  Professor of Finance,          (since 2002); Director of
                              (since 2006).            Emeritus, Stanford             Continental Airlines, Inc.
                                                       University: Graduate School    (since 1996); Director of
                                                       of Business (since 1994).      Community First Financial
                                                                                      Group (since 1995); Director
                                                                                      of Tejon Ranch Company
                                                                                      (since 1999); Director of
                                                                                      Threshold Pharmaceuticals
                                                                                      (since 2004); Director of
                                                                                      NETGEAR, Inc. (since
                                                                                      2007).

  Cecilia H. Herbert (1949)   Trustee (since 2005).    Chair of Investment            Director of iShares, Inc.
                                                       Committee, Archdiocese of      (since 2005).
                                                       San Francisco (1994-2005);
                                                       Director (since 1998) and
                                                       President (since 2007) of the
                                                       Board of Directors, Catholic
                                                       Charities CYO; Trustee of
                                                       Pacific Select Funds (2004-
                                                       2005); Trustee of

                                                         Principal Occupation(s)        Other Directorships Held by
Name (Year of Birth)              Position               During the Past 5 Years                  Director
--------------------      -------------------------- -------------------------------- ---------------------------------
                                                     the Montgomery Funds (1992-
                                                     2003); Trustee (since 2005)
                                                     and Chair of Finance and
                                                     Investment Committees (since
                                                     2006) of the Thacher School.

Charles A. Hurty (1943)   Trustee (since 2005).      Retired; Partner, KPMG LLP       Director of iShares, Inc. (since
                                                     (1968-2001).                     2005); Director of GMAM
                                                                                      Absolute Return Strategy Fund
                                                                                      (1 portfolio) (since 2002);
                                                                                      Director of Citigroup
                                                                                      Alternative Investments Multi-
                                                                                      Adviser Hedge Fund
                                                                                      Portfolios LLC (1 portfolio)
                                                                                      (since 2002); Director of
                                                                                      CSFB Alternative Investments
                                                                                      Fund (6 portfolios) (since
                                                                                      2005).

John E. Kerrigan (1955)   Trustee (since 2005).      Chief Investment Officer,        Director of iShares, Inc. (since
                                                     Santa Clara University (since    2005); Member of Advisory
                                                     2002); Managing Director,        Council for Common fund
                                                     Merrill Lynch (1994-2002).       Distressed Debt Partners II
                                                                                      (since 2004).

Robert H. Silver (1955)   Trustee (since 2007).      President and Co-Founder of      Director of iShares, Inc. (since
                                                     The Bravitas Group, Inc.         2007); Director and Member
                                                     (since 2006); Member, Non-       of the Audit and
                                                     Investor Advisory Board of       Compensation Committee of
                                                     Russia Partners II, LP (since    EPAM Systems, Inc. (since
                                                     2006); President and Chief       2006).
                                                     Operating Officer (2003-2005)
                                                     and Director (1999-2005) of
                                                     UBS Financial Services, Inc.;
                                                     President and Chief Executive
                                                     Officer of UBS Services USA,
                                                     LLC (1999-2005); Managing
                                                     Director, UBS America, Inc.
                                                     (2000-2005); Director and
                                                     Chairman of the YMCA of
                                                     Greater NYC (since 2001);
                                                     Broadway Producer (since
                                                     2006).

Darrell Duffie (1954)     Trustee (since June 2008). Professor, Stanford University:  Director of iShares, Inc. (since
                                                     Graduate School of Business      June 2008).
                                                     (since 1984).

Name (Year of Birth)                       Position                 Principal Occupation(s)During the Past 5 Years
--------------------        --------------------------------------- ----------------------------------------------
Officers

Michael A. Latham (1965)    President                                Head of Americas iShares (since 2007);
                            (since 2007).                            Chief Operating Officer of the
                                                                     Intermediary Investors and Exchange
                                                                     Traded Products Business of BGI (since
                                                                     2003-2007); Director and Chief Financial
                                                                     Officer of Barclays Global Investors
                                                                     International, Inc. (since 2005); Director
                                                                     of Mutual Fund Delivery in the U.S.
                                                                     Individual Investor Business of BGI
                                                                     (2000-2003).

Geoffrey D. Flynn (1956)    Treasurer and Chief                      Chief Operating Officer, U.S. iShares,
                            Financial Officer                        BGI (since 2008); Director, Mutual Fund
                            (since 2007).                            Operations of BGI (since 2007);
                                                                     President, Van Kampen Investors
                                                                     Services (2003-2007); Managing
                                                                     Director, Morgan Stanley (2002-2007);
                                                                     President, Morgan Stanley Trust, FSB
                                                                     (2002-2007).

Eilleen M. Clavere (1952)   Secretary                                Head of Legal Administration of
                            (since 2007).                            Intermediary Investors Business of BGI
                                                                     (since 2006); Legal Counsel and Vice
                                                                     President of Atlas Funds, Atlas Advisers,
                                                                     Inc. and Atlas Securities, Inc. (2005-
                                                                     2006); Counsel of Kirkpatrick & Lockhart
                                                                     LLP (2001-2005).

Ira P. Shapiro (1963)       Vice President and Chief Legal Officer   Associate General Counsel (since 2004)
                            (since 2007).                            of BGI; First Vice President of Merrill
                                                                     Lynch Investment Managers (1993-2004).

Amy Schioldager (1962)      Executive Vice President                 Head of U.S. Indexing, BGI (since 2006)
                            (since 2007).                            of BGI; Head of Domestic Equity
                                                                     Portfolio Management, BGI (2001-2006).

H. Michael Williams (1960)  Executive Vice President                 Vice Chairman - Capital Markets, BGI
                            (since 2007).                            (since 2008); Head of Global Index and
                                                                     Markets Group of BGI (2006-2008);
                                                                     Global Head of Securities Lending, BGI
                                                                     (2002-2006).

Patrick O'Connor (1967)     Vice President                           Head of iShares Portfolio Management,
                            (since 2007).                            BGI (since 2006); Senior Portfolio
                                                                     Manager, BGI (since 1999-2006).

Lee Sterne (1965)           Vice President                           Head of U.S. Fixed Income Index and
                            (since 2007).                            iShares, BGI (since 2007); Senior
                                                                     Portfolio Manager, BGI (2004-2007);
                                                                     Portfolio Manager, BGI (2001-2004).

Matt Tucker (1972)          Vice President                           Head of U.S. Fixed Income Investment
                            (since 2007).                            Solutions, BGI (since 2005); Fixed
                                                                     Income Investment Strategist, BGI (2003-
                                                                     2005); Fixed Income Portfolio Manager,
                                                                     BGI (1997-2003).

Committees of the Board of Trustees. Each Independent Trustee serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust;
(ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement);
(iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the calendar year ended December 31, 2007.

The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and
(vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Trustees. The Nominating and Governance Committee met four times during the calendar year ended December 31, 2007.

The following table sets forth, as of December 31, 2007, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a Fund is not listed below, the Trustee did not own any securities in that Fund as of the date indicated above:

                                                                                    Aggregate Dollar
                                                                                        Range of
                                                                                         Equity
                                                                                    Securities in all
                                                                                       Registered
                                                                                       Investment
                                                                                        Companies
                                                                                       Overseen by
                                                                                       Trustee in
                                                                                         Family
                                                                   Dollar Range of         of
                                                                  Equity Securities    Investment
Name of Director                 Name of Index Fund                  in the Fund        Companies
------------------- --------------------------------------------  ----------------- -----------------
Lee T. Kranefuss    iShares Lehman 1-3 Year Treasury Bond Fund    $50,001-$100,000    Over $100,000
                    iShares Russell 3000 Index Fund                  Over $100,000

John E. Martinez    iShares MSCI EAFE Index Fund                     Over $100,000    Over $100,000
                    iShares Russell 1000 Index Fund                  Over $100,000
                    iShares Russell 1000 Value Index Fund            Over $100,000
                    iShares Russell 2000 Index Fund                  Over $100,000
                    iShares S&P 500 Index Fund                       Over $100,000

George G.C. Parker  iShares Russell 2000 Index Fund               $50,001-$100,000    Over $100,000
                    iShares Russell 2000 Value Index Fund         $50,001-$100,000
                    iShares S&P 100 Index Fund                       Over $100,000
                    iShares S&P 500 Value Index Fund                 Over $100,000
                    iShares S&P MidCap 400 Index Fund              $10,001-$50,000
                    iShares S&P MidCap 400 Value Index Fund          Over $100,000
                    iShares S&P Small Cap 600 Index Fund           $10,001-$50,000
                    iShares Russell 1000 Value Index Fund            Over $100,000
                    iShares Dow Jones Select Dividend Index Fund     Over $100,000

John E. Martinez    iShares MSCI EAFE Index Fund                              Over $100,000 Over $100,000
                    iShares S&P 500 Index Fund                                Over $100,000
                    iShares MSCI Mexico Index Fund                            Over $100,000
                    iShares MSCI EAFE Index Fund                              Over $100,000

Cecilia H. Herbert  iShares FTSE/Xinhua China 25 Index Fund                   Over $100,000 Over $100,000
                    iShares MSCI Emerging Markets Index Fund                $10,001-$50,000
                    iShares MSCI Hong Kong Index Fund                       $10,001-$50,000
                    iShares MSCI Japan Index Fund                           $10,001-$50,000
                    iShares Dow Jones U.S. Consumer Goods Sector Index Fund $10,001-$50,000
                    iShares Russell 1000 Index Fund                         $10,001-$50,000
                    iShares S&P Global Telecommunications Sector Index Fund $10,001-$50,000
                    iShares Dow Jones U.S. Technology Sector Index Fund          $1-$10,000
                    iShares S&P 500 Index Fund                                Over $100,000

Charles A. Hurty    iShares S&P 500 Index Fund                              $10,001-$50,000 Over $100,000
                    iShares FTSE/Xinhua China 25 Index Fund                 $10,001-$50,000
                    iShares Dow Jones Financial Sector Index Fund           $10,001-$50,000
                    iShares Dow Jones U.S. Energy Sector Index Fund         $10,001-$50,000
                    iShares Dow Jones U.S. Technology Sector Index Fund     $10,001-$50,000
                    iShares MSCI EAFE Index Fund                            $10,001-$50,000
                    iShares MSCI Japan Index Fund                           $10,001-$50,000
                    iShares Dow Jones Select Dividend Index Fund            $10,001-$50,000

John E. Kerrigan    iShares MSCI Japan Index Fund                             Over $100,000 Over $100,000
                    iShares MSCI Pacific ex-Japan Index Fund                  Over $100,000
                    iShares MSCI EAFE Index Fund                              Over $100,000

Robert H. Silver    iShares Dow Jones U.S. Broker-Dealers Index Fund          Over $100,000 Over $100,000
                    iShares MSCI EAFE Index Fund                              Over $100,000
                    iShares S&P 500 Index Fund                                Over $100,000
                    iShares Russell 2000 Index Fund                           Over $100,000

Darrell Duffie      N/A                                                                  $0            $0

As of December 31, 2007, none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust ("Independent Trustees") or their immediate family members owned beneficially or of record any securities of BGFA (the Fund's investment adviser), the Distributor or any person controlling, controlled by or under common control with BGFA or the Distributor.

Remuneration of Trustees. The Trust pays each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $90,000 for meetings of the Board attended by the Trustee; also the Trust pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. During the period January 1, 2007 through December 31, 2007, the Trust paid each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $75,000 for meetings of the Board attended by the Trustee; also the Trust paid Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2007:

                                                                            Total
                                            Pension or                   Compensation
                             Aggregate      Retirement      Estimated      From the
                            Compensation Benefits Accrued    Annual          Fund
                              from the   As Part of Trust Benefits Upon    and Fund
Name of Interested Trustee     Trust       Expenses /1/   Retirement /1/ Complex /2/
--------------------------  ------------ ---------------- -------------- ------------
   Lee T. Kranefuss/3/        $     0     Not Applicable  Not Applicable   $      0
   John E. Martinez........   $75,000     Not Applicable  Not Applicable   $150,000

--------
/1/ No Trustee or officer is entitled to any pension or retirement benefits from the Trust.

/2/ Includes compensation for service on the Board of Directors of iShares, Inc.

/3/ Lee T. Kranefuss was not compensated by the Trust due to his employment with BGI during the time period reflected in the table.

The table below sets forth the compensation paid to each Independent Trustee for the calendar year ended December 31, 2007:

                                                 Pension or
                                                 Retirement
                                  Aggregate   Benefits Accrued   Estimated           Total
                                 Compensation        As           Annual         Compensation
                                   from the    Part of Trust   Benefits Upon     From the Fund
Name of Independent Trustee /1/     Trust       Expenses /2/   Retirement /2/ and Fund Complex /3/
------------------------------   ------------ ---------------- -------------- -------------------
     George G. C. Parker........   $100,000    Not Applicable  Not Applicable      $200,000
     John E. Kerrigan...........   $ 75,000    Not Applicable  Not Applicable      $150,000
     Charles A. Hurty...........   $ 95,000    Not Applicable  Not Applicable      $190,000
     Cecilia H. Herbert.........   $ 75,000    Not Applicable  Not Applicable      $150,000
     Robert H. Silver*..........   $ 56,250    Not Applicable  Not Applicable      $112,500

--------
*   Appointed to serve as Independent Trustee of the Trust effective March 9,
    2007.

/1/ Compensation is not shown for Darrell Duffie because he was appointed to serve as Independent Trustee of the Trust effective June 18, 2008.

/2/ No Trustee or officer is entitled to any pension or retirement benefits from the Trust.

/3/ Includes compensation for service on the Board of Directors of iShares, Inc.

The Trustees and officers of the Trust do not own any outstanding shares of the Fund as of the date of this SAI.

Control Persons and Principal Holders of Securities. Ownership information is not provided for the Fund as it had not commenced operations as of the date of this SAI.

Investment Advisory, Administrative and Distribution Services

Investment Adviser. BGFA serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

For its investment advisory services to the Fund and certain other iShares funds (iShares S&P Global Consumer Discretionary Sector Index Fund, iShares S&P Global Consumer Staples Sector Index Fund, iShares S&P Global Energy Sector Index Fund, iShares S&P Global Financials Sector Index Fund, iShares S&P Global Healthcare Sector Index Fund, iShares S&P Global Industrials Sector Index Fund, iShares S&P Global Infrastructure Index Fund, iShares S&P Global Materials Sector Index Fund, iShares S&P Global Technology Sector Index Fund, iShares S&P Global Telecommunications Sector Index Fund, iShares S&P Global Utilities Sector Index Fund, iShares S&P North American Natural Resources Sector Index Fund, iShares S&P North American Technology-Multimedia Networking Index Fund, iShares S&P North American Technology-Semiconductors Index Fund, iShares S&P North American Technology-Software Index Fund, iShares S&P North American Technology Sector Index Fund, iShares S&P Global Nuclear Energy Index Fund and iShares S&P Global Timber & Forestry Index Fund, which are offered in separate
SAIs), BGFA is paid a management fee based on the Fund's allocable portion of:
0.48% per annum of the aggregate net assets of those Funds less than or equal to $10.0 billion; plus 0.43% per annum of the aggregate net assets of those Funds in excess of $10.0 billion.

Pursuant to the Investment Advisory Agreement, BGFA is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense and taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses. For its investment management services to the Fund, BGFA is paid a management fee at the annual rates (as a percentage of the Fund's average net assets) set forth below:

Fund                                                             Management Fee
---------------------------------------------------------------  --------------
iShares S&P Global Clean Energy Index Fund......................      0.48%

The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Fund is terminable without penalty on 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act). The Investment Advisory Agreement is also terminable upon 60 days' notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the shares of the Fund but (ii) do not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed BGFA or its affiliates would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA or its affiliates might offer to provide additional services.

BGFA and/or BGI may pay certain broker-dealers and intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. BGFA and/or BGI may also pay broker-dealers or intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange traded products in general. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by BGFA and/or BGI from their own resources and not from the assets of the Fund.

Portfolio Managers. The individuals named as Portfolio Managers in the Fund's Prospectus are primarily responsible for the day-to-day management of other iShares funds and certain other portfolios and/or accounts as indicated in the table below as of April 30, 2008:

Diane Hsiung

Types of Accounts                                       Number   Total Assets
------------------------------------------------------  ------ ----------------
Registered Investment Companies........................  141   $282,298,000,000
Other Pooled Investment Vehicles.......................  N/A   $            N/A
Other Accounts.........................................    5   $    410,000,000
Accounts with Incentive-Based Fee Arrangements.........  N/A   $            N/A

Greg Savage

Types of Accounts                                       Number   Total Assets
------------------------------------------------------  ------ ----------------
Registered Investment Companies........................  141   $282,298,000,000
Other Pooled Investment Vehicles.......................  N/A   $            N/A
Other Accounts.........................................    6   $    410,000,000
Accounts with Incentive-Based Fee Arrangements.........  N/A   $            N/A

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the iShares funds, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts of which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset- based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. Incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest that may result in the Portfolio Manager's favoring those portfolios or accounts with incentive-based fee arrangements.

The table below shows, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts, as of April 30, 2008:

Diane Hsiung

                                                    Number of
                                               Other Accounts with
                                                Performance Fees   Aggregate of
                                                     Managed       Total Assets
                                               ------------------- ------------
Registered Investment Companies...............         N/A             N/A
Other Pooled Investment Vehicles..............         N/A             N/A
Other Accounts................................         N/A             N/A

Greg Savage

                                                    Number of
                                               Other Accounts with
                                                Performance Fees   Aggregate of
                                                     Managed       Total Assets
                                               ------------------- ------------
Registered Investment Companies...............         N/A             N/A
Other Pooled Investment Vehicles..............         N/A             N/A
Other Accounts................................         N/A             N/A

As of April 30, 2008, with respect to all iShares funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers receive a salary and are eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including but not limited to the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager's business unit and an assessment of the Portfolio Manager's individual performance. Each Portfolio Manager's salary and annual bonus are paid in cash. BGFA also operates a mandatory bonus deferral plan for employees whose bonuses exceed certain thresholds which generally becomes payable three years after grant. One half of the mandatory deferral award is "notionally invested" in funds managed by BGI, and the other half is provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus, the value of the final award may be increased or decreased over the three-year period. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees (within the meaning of ERISA section 401(a))" as so specified under the terms of BGI's Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that plan.

If a Portfolio Manager is part of a select group of management or highly compensated employees and is designated by the plan administrators (in their discretion) to be eligible for participation in BGI's Voluntary Levered Alpha Participation Plan ("VLAPP"), the Portfolio Manager may elect to defer a portion of his or her bonus under VLAPP. Under this plan, the Portfolio Manager would receive an award corresponding to the deferred bonus portion if he or she voluntarily elects in advance to defer. VLAPP awards generally vest after three years. The award will be "notionally invested" in a fund(s) managed by BGI over the three-year period, and the return on that notional investment will determine the final award amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by a factor of two (2) for the sole purpose of determining the return on the award's notional investment.

Starting in 2008, Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Levered Alpha Participation Plan ("LAPP"). Under LAPP, these awards are determined annually, and generally vest in three equal installments over three years. Each vested installment is paid out upon vesting. At the option of the plan administrators, the award may be "notionally invested" in a fund(s) managed by BGI. If notionally invested, the return on that notional investment during the relevant vesting period will determine the award payout amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by the factor specified by the plan administrators at the time of the award grant for the sole purpose of determining the return on the award's notional investment.

Prior to December 31, 2007, Portfolio Managers were eligible for selection, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under the CEP, these awards were determined annually, and were generally scheduled to vest after two years. At the option of the CEP administrators, the award was "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award was not notionally invested, the original award amount was paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of April 30, 2008, Diane Hsiung and Greg Savage did not beneficially owned any shares of the Fund.

Distributor. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under Securities Exchange Act of 1934, as amended (the "1934 Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC Participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

Codes of Ethics. The Trust, BGFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent for the Fund. State Street's principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to an Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as transfer agent for the Fund's authorized and issued shares of beneficial interest and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee.

Index Provider. The Fund is based upon a particular index compiled by S&P. S&P is not affiliated with the Fund or with BGI or BGI's affiliates. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with BGI, which in turn has a licensing agreement with S&P. BGI has provided the sub-license to the Fund without charge.

Brokerage Transactions

BGFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances.

BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BGFA manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BGFA may deal, trade and invest for its own account in the types of securities in which the Fund may invest. BGFA may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover rates may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

Additional Information Concerning the Trust

Shares. The Trust currently consists of over 130 separate investment portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund, or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund's shares, a holder of shares may be a "control person" of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 24, 2008, the Board of Trustees may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more Funds commencing operations after September 24, 2008 (each a "New Fund") to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions (collectively "merge") with, to or into another New Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a fund and beneficial owners of 10% of the shares of a fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC's rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or the Fund. The Trust or the Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Fund. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the American Stock Exchange and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays (as observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (i.e., Deposit Securities), which constitutes an optimized representation of the securities of the Fund's Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any difference between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit.

BGFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the (subject to amendments) Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities changes pursuant to the changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Fund's Underlying Index.

The Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust also reserves the right to permit or require a "cash in lieu" amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be:
(i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC, or
(ii) a DTC Participant, and must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All creation orders must be placed for one or more Creation Units and whether through a Participating Party, a DTC Participant, must be received by the Distributor in proper form no later than the closing time of the regular trading session of the Listing Exchange ("Closing Time") (ordinarily 4:00 p.m., Eastern time) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor's broker through an Authorized Participant. In such cases there may be additional charges to such investor. A limited number of broker-dealers has executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities.

Investors placing orders for Creation Units of the Fund should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Closing Time. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

Placement of Creation Orders. State Street shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Units must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the Closing Time on any Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of cash or, if applicable, good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery and the Company will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a "T+3 basis" (i.e., three Business Days after trade date). However, as discussed in the Regular Holidays section of this SAI, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by the applicable Participant Agreement, Creation Units may be issued to such Authorized Participant notwithstanding the fact that corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which BGFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject any creation order for shares of the Fund transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form;
(ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares disseminated through the facilities of the NSCC for that date by BGFA, as described above;
(iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners or (vii) circumstances outside the control of the Trust, State Street, the Distributor or BGFA would make it impossible or impracticable to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC, State Street, the sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of such order. The Trust, State Street, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. A purchase transaction fee is imposed for the transfer and other transaction costs of the Fund associated with the issuance of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. When the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment up to a maximum additional charge as indicated in chart below. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth standard and maximum creation transaction fees:

                                                          Standard    Maximum
                                                          Creation   Additional
                                                         Transaction  Variable
                                                             Fee      Charge*
                                                         ----------- ----------
iShares S&P Global Clean Energy Index Fund**............    $300        3.0%
--------
*   As a percentage of the amount invested.

**  Cash and in-kind purchases are permitted.

Redemption of Shares in Creation Units. Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through State Street and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit by an investor who wishes to redeem a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

BGFA and the Distributor makes available through the NSCC, immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (such difference, the "Cash Redemption Amount"), less the redemption transaction fee set forth below. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemptions of shares will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities, may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming Beneficial Owner that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act. An Authorized Participant may request a redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund's NAV is not reasonably practicable or
(iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. Where the Trust permits in-kind redemptions, the redeeming investor will be assessed an additional variable charge on the cash-in-lieu portion of its redemption proceeds, up to a maximum additional variable charge as indicated in the chart below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth standard and maximum redemption transaction fees:

                                                          Standard    Maximum
                                                         Redemption  Additional
                                                         Transaction  Variable
                                                             Fee      Charge*
                                                         ----------- ----------
iShares S&P Global Clean Energy Index Fund**............    $300        2.0%
--------
*   As a percentage of the amount invested.

**  Cash and in-kind purchases are permitted.

Placement of Redemption Orders. Orders to redeem Creation Units must be delivered through an Authorized Participant. An order in good form to redeem Creation Units is deemed received by the Trust on the Transmittal Date if:
(i) a request in satisfactory form to the Trust is received by State Street not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business Days after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of local holidays in the foreign countries relevant to the Fund.

In order to take delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant's agreement with the Distributor, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund's Transfer Agent, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which BGFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m. Eastern time, on the contractual settlement date and shall be held by State Street and marked to market daily, and the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant and income, if any, will be paid to the Authorized Participant. The Participant Agreement permits the Trust, on behalf of the Fund, to acquire the Deposit Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received in good form by the Trust. Therefore, if a redemption order in proper form is submitted to State Street by a DTC Participant not later than Closing Time on the Transmittal Date and the requisite number of shares of the relevant Fund are delivered to State Street prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. If, however, a redemption order is submitted to State Street by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (i.e., the Business Day on which the shares of the Fund are delivered through DTC to State Street by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion redeem such shares in cash and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Because the Portfolio Securities of the Fund may trade on days when the Listing Exchange for the Fund is closed or on days that are otherwise not Business Days for the Fund, investors may not be able to redeem their shares of the Fund or purchase and sell shares of the Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in relevant foreign markets.

Regular Holidays. The Fund generally intends to effect deliveries of Creation Units and Portfolio Securities. The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund.

The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar years 2008 and 2009 in which the regular holidays affecting the relevant securities markets of the below listed countries are expected to be as follows (please note that these holiday schedules are subject to potential changes in the relevant securities markets):

2008
----
Argentina
Jan 1                           May 1           Nov 6           Dec 31
March 20                        June 16         Dec 8
March 21                        July 9          Dec 24
March 31                        Aug 18          Dec 25

Australia
Jan. 1                          March 21        May 19          Aug. 13
Jan. 28                         March 24        June 2          Oct. 6
March 3                         April 25        June 9          Nov. 4
March 10                        May 5           Aug. 4          Dec. 25
                                                                Dec. 26

Austria
Jan. 1                          May 12          Dec. 24
March 21                        May 22          Dec. 25
March 24                        Aug. 15         Dec. 26
May 1                           Dec. 8          Dec. 31

Belgium
Jan. 1                          May 2           Nov. 11
March 21                        May 17          Dec. 25
March 24                        July 21         Dec. 26
May 1                           Aug. 15         Dec. 31

Brazil
Jan 1                           March 21        July 9          Dec 31
Jan 25                          April 21        Nov 20
Feb 4                           May 1           Dec 24
Feb 5                           May 22          Dec 25

Canada
Jan. 1                          May 21          Sept. 3         Dec. 26
Jan. 2                          June 25         Oct. 8
Feb. 19                         July 2          Nov. 12
April 6                         Aug. 6          Dec. 25

Chile
Jan 1                           Aug 15          Dec 25
March 21                        Sep 18          Dec 31
May 1                           Sep 19
May 21                          Dec 8

China
Jan 1                           May 1-2         Sep 1           Nov 11
Jan 21                          May 5-7         Oct 1-3         Nov 27
Feb 4-8                         May 26          Oct 6-7         Dec 25
Feb 11-13                       July 4          Oct 13

Colombia
Jan 1                           May 1           Aug 7           Dec 8
Jan 7                           May 5           Aug 18          Dec 25
March 20                        May 26          Oct 13          Dec 31
March 21                        June 2          Nov 3
March 24                        June 30         Nov 17

Czech Republic
Jan 1                           Oct 28          Dec 26
Mar 24                          Nov 17          Dec 31
May 1                           Dec 24
May 8                           Dec 25

Denmark
Jan. 1                          April 18        Dec. 24
March 20                        May 1           Dec. 25
March 21                        May 12          Dec. 26
March 24                        June 5          Dec. 31

Egypt
Jan 1                           April 27        July 23         Dec 7
Jan 7                           April 28        Oct 1           Dec 8
Jan 10                          May 1           Oct 2           Dec 9
March 20                        July 1          Oct 6           Dec 29

Finland
Jan. 1                          June 20         Dec. 31
March 21                        Dec. 24
March 24                        Dec. 25
May 1                           Dec. 26

France
Jan. 1                          May 8           Dec. 25
March 21                        June 14         Dec. 26
March 24                        Aug. 15
May 1                           Nov. 11

Germany
Jan. 1                          May 1           Oct. 3          Dec. 31
Feb. 4                          May 12          Dec. 24
March 21                        May 22          Dec. 25
March 24                        Aug. 15         Dec. 26

Greece
Jan. 1                          March 25        June 16         Dec. 26
March 10                        April 25        Aug. 15
March 21                        April 18        Oct. 28
March 24                        May 1           Dec. 25

Hong Kong
Jan. 1                          March 24        July 1          Dec. 25
Feb. 6                          April 4         Sept. 15        Dec. 26
Feb. 7                          May 1           Oct. 1          Dec. 31
Feb. 8                          May 12          Oct. 7
March 21                        June 9          Dec. 24

Hungary
Jan 1                           May 12          Dec 24
March 24                        Aug 20          Dec 25
May 1                           Oct 23          Dec 26
May 2                           Oct 24

India
Jan 19                          April 14        Aug 19          Oct 30
Jan 26                          April 18        Aug 22          Nov 12
March 6                         May 1           Sept 3          Nov 13
March 21                        May 20          Sept 30         Dec 9
March 22                        June 30         Oct 2           Dec 25
April 1                         July 1          Oct 9
April 7                         Aug 15          Oct 28

Indonesia
Jan 1                           April 7         Sept 29         Dec 25
Jan 10                          May 1           Oct 1           Dec 26
Jan 11                          May 20          Oct 2           Dec 29
Feb 7                           July 28         Oct 3           Dec 31
March 20                        July 30         Dec 8
March 21                        Aug 18          Dec 24

Ireland
Jan. 1                          May 1           Oct. 27         Dec. 29
March 17                        May 5           Dec. 24
March 21                        June 2          Dec. 25
March 24                        Aug. 4          Dec. 26

Israel
March 21                        June 9          Oct 8           Oct 21
April 20                        Aug 10          Oct 9
May 7                           Sept 29         Oct 13
May 8                           Sept 30         Oct 14
June 8                          Oct 1           Oct 20

Italy
Jan. 1                          June 2          Dec. 25
March 21                        Aug. 15         Dec. 26
April 25                        Dec. 8          Dec. 31
May 1                           Dec. 24

Japan
Jan 1-3                         July 21         Dec 23
Jan 14                          Sept 15         Dec 31
Feb 11                          Sept 23
March 20                        Oct 13
April 29                        Nov 3
May 5                           Nov 24

Jordan
Jan 1                           July 30         Nov 13          Dec 25
Jan 10                          Sept 29         Dec 7           Dec 29
Jan 30                          Sept 30         Dec 8           Dec 31
March 20                        Oct 1           Dec 9
May 1                           Oct 2           Dec 10
May 25                          Oct 5           Dec 11

Malaysia
Jan 1                           March 20        Sept 1          Dec 8
Jan 10                          May 1           Oct 1           Dec 25
Feb 1                           May 19          Oct 2           Dec 29
Feb 6                           May 20          Oct 3
Feb 7                           May 30          Oct 27
Feb 8                           June 7          Oct 28

Mexico
Jan 1                           March 21        Nov 20
Feb 4                           May 1           Dec 12
March 17                        Sept 16         Dec 25
March 20                        Nov 17

Morocco
Jan 1                           May 1           Oct 1           Dec 9
Jan 10                          July 30         Oct 2           Dec 10
Jan 11                          Aug 14          Nov 6           Dec 29
Mar 20                          Aug 20          Nov 18
Mar 21                          Aug 21          Dec 8

Netherlands
Jan. 1                          May 1
March 21                        May 12
March 24                        Dec. 25
April 30                        Dec. 26

New Zealand
Jan. 1                          Feb. 6          June 2
Jan. 2                          March 21        Oct. 27
Jan. 21                         March 24        Dec. 25
Jan. 28                         April 25        Dec. 26

Norway
Jan. 1                          May 1           Dec. 26
March 20                        May 12          Dec. 31
March 21                        Dec. 24
March 24                        Dec. 25

Peru
Jan 1                           July 28         Dec 24
March 20                        July 29         Dec 25
March 21                        Oct 8           Dec 31
May 1                           Dec 8

Philippines
Jan 1                           June 12         Dec 25
Feb 25                          Aug 21          Dec 30
March 20                        Oct 1           Dec 31
March 21                        Dec 24

Poland
Jan 1                           May 22          Nov 11
March 21                        June 7          Dec 25
March 24                        June 22         Dec 26
May 1                           Aug 15

Portugal
Jan. 1                          April 25        June 13         Dec. 25
Feb. 5                          May 1           Dec. 1          Dec. 26
March 21                        May 22          Dec. 8
March 24                        June 10         Dec. 24

Russia
Jan 1-4                         May 1-2
Jan 7-9                         May 9
Feb 25                          June 12-13
March 10                        Nov 3-4

Singapore
Jan. 1                          May 1           Oct. 1          Dec. 17
Feb. 7                          May 19          Oct. 27         Dec. 25
Feb. 8                          May 20          Oct. 28
March 21                        Aug. 9          Dec. 8

South Africa
Jan 1                           May 1           Dec 25
March 21                        June 16         Dec 26
March 24                        Sept 24
April 28                        Dec 16

South Korea
Jan 1                           April 10        July 17         Dec 31
Feb 6                           May 1           Aug 15
Feb 7                           May 5           Sept 5
Feb 8                           May 12          Oct 3
April 9                         June 6          Dec 25

Spain
Jan. 1                          March 24        July 25         Dec. 26
Jan. 7                          May 1           Aug. 15
March 20                        May 2           Dec. 8
March 21                        May 15          Dec. 25

Sweden
Jan. 1                          June 6          Dec. 26
March 21                        June 20         Dec. 31
March 24                        Dec. 24
May 1                           Dec. 25

Switzerland
Jan. 1                          March 24        Aug. 1          Dec. 24
Jan. 2                          May 1           Aug. 15         Dec. 25
March 19                        May 12          Sept. 11        Dec. 26
March 21                        May 22          Dec. 8          Dec. 31

Taiwan
Jan 1                           Feb 7           April 4
Feb 4                           Feb 8           May 1
Feb 5                           Feb 11          June 9
Feb 6                           Feb 28          Oct 10

Thailand
Jan 1                           April 15        July 1          Dec 5
Feb 20                          May 1           July 18         Dec 10
April 7                         May 5           Aug 12
April 14                        May 20          Oct 23

Turkey
Jan 1                           Sept 30         Oct 28          Dec 10
April 23                        Oct 1           Oct 29          Dec 11
May 19                          Oct 2           Dec 8           Dec 12
Sept 29                         Oct 3           Dec 9

United Kingdom
Jan. 1                          May 26
March 21                        Aug. 25
March 24                        Dec. 25
May 5                           Dec. 26

United States
Jan. 1                          May 26          Nov. 11
Jan. 21                         July 4          Nov. 27
Feb. 18                         Sept. 1         Dec. 25
March 21                        Oct. 13

2009
----
Argentina
Jan. 1                          May 1           Aug. 17         Dec. 24
April 6                         May 25          Oct. 12         Dec. 25
April 9                         June 15         Nov. 6          Dec. 31
April 10                        July 9          Dec. 8

Australia
Jan. 1                          April 13        June 8          Nov. 3
Jan. 26                         April 27        Aug. 3          Dec. 25
March 2                         May 5           Aug. 12         Dec. 28
March 9                         May 18          Sept. 28
April 10                        June 1          Oct. 5

Austria
Jan. 1                          May 1           Oct. 26
Jan. 6                          May 21          Dec. 8
April 10                        June 1          Dec. 24
April 13                        June 11         Dec. 25

Belgium
Jan. 1                          May 21          Nov. 2
April 10                        May 22          Nov. 11
April 13                        June 1          Dec. 25
May 1                           July 21

Brazil
Jan. 1                          April 10        July 9          Nov. 20
Jan. 20                         April 21        Sept. 7         Dec. 24
Feb. 23                         May 1           Oct. 12         Dec. 25
Feb. 24                         June 11         Nov. 2          Dec. 31

Canada
Jan. 1                          May 18          Sept. 7         Dec. 28
Jan. 2                          June 24         Oct. 12
Feb. 16                         July 1          Nov. 11
April 10                        Aug. 3          Dec. 25

Chile
Jan. 1                          June 8          Dec. 8
April 10                        June 29         Dec. 25
May 1                           Sept. 18        Dec. 31
May 21                          Oct. 12

China
Jan. 1                          Feb. 3          Sept. 7         Nov. 26
Jan. 19                         Feb. 16         Oct. 1-7        Dec. 25
Jan. 26-30                      May 1-7         Oct. 12
Feb. 2                          May 25          Nov. 11

Colombia
Jan. 1                          May 1           July 20         Nov. 16
Jan. 12                         May 25          Aug 7           Dec. 8
March 23                        June 15         Aug 17          Dec. 25
April 9                         June 22         Oct. 12         Dec. 31
April 10                        June 29         Nov. 2

Czech Republic
Jan. 1                          May 8           Nov. 17
Jan. 2                          July 6          Dec. 24
April 13                        Sept. 28        Dec. 25
May 1                           Oct. 28         Dec. 31

Denmark
Jan. 1                          May 8           Dec. 24
April 9                         May 21          Dec. 25
April 10                        June 1          Dec. 31
April 13                        June 5

Egypt
Jan 1                           April 27        July 23         Dec 7
Jan 7                           April 28        Oct 1           Dec 8
Jan 10                          May 1           Oct 2           Dec 9
March 20                        July 1          Oct 6           Dec 29

Finland
Jan. 1                          May 1           Dec. 25
Jan. 6                          May 21          Dec. 26
April 10                        June 19         Dec. 31
April 13                        Dec. 24

France
Jan. 1                          May 8           Dec. 25
April 10                        May 21
April 13                        July 14
May 1                           Nov. 11

Germany
Jan. 1                          April 13        June 11
Jan. 6                          May 1           Dec. 24
Feb. 23                         May 21          Dec. 25
April 10                        June 1          Dec. 31

Greece
Jan. 1                          April 10        May 1
Jan. 6                          April 13        June 8
March 2                         April 17        Oct. 28
March 25                        April 20        Dec. 25

Hong Kong
Jan. 1                          April 13        Oct. 26
Jan. 26                         May 1           Dec. 24
Jan. 27                         May 28          Dec. 25
Jan. 28                         July 1          Dec. 31
April 10                        Oct. 1

Hungary
Jan. 1                          June 1          Dec. 24
Jan. 2                          Aug. 20         Dec. 25
April 13                        Aug. 21
May 1                           Oct. 23

India
Jan. 8                          April 3         July 1          Oct. 2
Jan. 26                         April 7         Aug. 15         Oct. 17
Feb. 23                         April 10        Aug. 19         Oct. 19
March 10                        April 14        Aug. 22         Nov. 2
March 11                        May 1           Sept. 21        Nov. 28
March 27                        May 9           Sept. 28        Dec. 25
April 1                         June 30         Sept. 30        Dec. 28

Indonesia
Jan. 1                          July 20         Sept. 25
Jan. 26                         Aug. 17         Nov. 27
March 26                        Sept. 21        Dec. 18
March 27                        Sept. 22        Dec. 24
April 10                        Sept. 23        Dec. 25
May 21                          Sept. 24        Dec. 31

Ireland
Jan. 1                          May 1           Oct. 26         Dec. 29
March 17                        May 4           Dec. 24
April 10                        June 1          Dec. 25
April 13                        Aug. 3          Dec. 28

Israel
March 10                        April 28        Sept. 20
April 8                         April 29        Sept. 27
April 9                         May 28          Sept. 28
April 14                        May 29
April 15                        July 30

Italy
Jan. 1                          May 1           Dec. 24
Jan. 6                          June 2          Dec. 25
April 10                        June 29         Dec. 31
April 13                        Dec. 8

Japan
Jan. 1                          May 4           Oct. 12

Jan. 2                          May 5           Nov. 3
Jan. 12                         July 20         Nov. 23
Feb. 11                         Sept. 21        Dec. 23
Mar. 20                         Sept. 22        Dec. 31
April 29                        Sept. 23

Jordan
Jan. 1                          Sept. 20-24
Jan. 29                         Nov. 26
March 9                         Nov. 29
April 30                        Nov. 30
May 25                          Dec. 31
July 20

Malaysia
Jan. 1                          May 1           Sept. 21        Dec. 25
Jan. 26                         May 9           Sept. 22
Jan. 27                         June 1          Oct. 17
Feb. 2                          June 6          Nov. 27
March 9                         Aug. 31         Dec. 18

Mexico
Jan. 1                          April 9-10      Nov. 16
Feb. 2                          May 1           Nov. 20
Feb. 5                          Sept. 16        Dec. 25
March 16                        Nov. 2

Morocco
Jan. 1                          Aug. 14         Nov. 27
March 10                        Aug. 20-21      Dec. 18
March 11                        Sept. 21-22
May 1                           Nov. 6
July 30                         Nov. 18

Netherlands
Jan. 1                          May 1
April 10                        May 21
April 13                        June 1
April 30                        Dec. 25

New Zealand
Jan. 1-2                        April 10        Dec. 25
Jan. 19                         April 13        Dec. 28
Jan. 26                         June 1
Feb. 6                          Oct. 26

Norway
Jan. 1                          May 21
April 9-10                      June 1
April 13                        Dec. 24-25
May 1                           Dec. 31

Peru
Jan. 1                          July 28-29      Dec. 31
April 9-10                      Oct. 8
May 5                           Dec. 8
June 29                         Dec. 24-25

Philippines
Jan. 1                          May 1           Nov. 2          Dec. 30
Feb. 25                         June 12         Nov. 30         Dec. 31
April 9                         Aug. 21         Dec. 24
April 10                        Sept. 21        Dec. 25

Poland
Jan. 1                          June 11
April 10                        Nov. 11
April 13                        Dec. 25
May 1

Portugal
Jan. 1                          May 1           Dec. 8
Feb. 24                         June 10-11      Dec. 24-25
April 10                        Oct. 5
April 13                        Dec. 1

Russia
Jan. 1                          March 9         Nov. 4
Jan. 2                          May 1           Nov. 6
Jan. 5-8                        May 11
Feb. 23                         June 12

Singapore
Jan. 1                          May 1           Oct. 17
Jan. 26                         May 9           Nov. 27
Jan. 27                         Aug. 10         Dec. 25
April 10                        Sept. 21

South Africa
Jan. 1                          May 1           Dec. 16
April 10                        June 16         Dec. 25
April 13                        Aug. 10
April 27                        Sept. 24

South Korea
Jan. 1                          July 17
Jan. 26                         Oct. 2
Jan. 27                         Dec. 25
May 1                           Dec. 31
May 5

Spain
Jan. 1                          April 13        Nov. 2
Jan. 6                          May 1           Nov. 9
March 19                        May 15          Dec. 8
April 9-10                      Oct. 12         Dec. 25

Sweden
Jan. 1                          May 1           Dec. 31
Jan. 6                          May 21
April 10                        June 19
April 13                        Dec. 24-25

Switzerland
Jan. 1-2                        April 13        June 11         Dec. 24-25

Jan. 6                          May 1           June 29         Dec. 31
March 19                        May 21          Sept. 10
April 10                        June 1          Dec. 8

Taiwan
Jan. 1                          Jan. 27         May 28
Jan. 22                         Jan. 28
Jan. 23                         Jan. 29
Jan. 26                         May 1

Thailand
Jan. 1                          April 13        May 5           Aug. 12
Jan. 2                          April 14        May 11          Oct. 23
Feb. 9                          April 15        July 1          Dec. 7
April 6                         May 1           July 8          Dec. 10
Dec. 31

Turkey
Jan. 1                          Oct. 28-29
April 23                        Nov. 26-27
May 19                          Nov. 30
Sept. 21-22

United Kingdom
Jan. 1                          May 25
April 10                        Aug. 31
April 13                        Dec. 25
May 4                           Dec. 28

United States
Jan. 1                          May 25          Nov. 11
Jan. 19                         July 3-4        Nov. 26
Feb. 16                         Sept. 7         Dec. 25
April 10                        Oct. 12

Redemption. The longest redemption cycle for the Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Fund. In the calendar years 2008 and 2009*, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for the Fund is as follows:

                       Redemption Request Redemption Settlement   Settlement
Country                       Date                Date              Period
---------------------  ------------------ --------------------- --------------
Argentina
                         March 17, 2008     March 25, 2008                   8
                         March 18, 2008     March 26, 2008                   8
                         March 19, 2008     March 27, 2008                   8
China
                         Feb. 4, 2008       Feb. 14, 2008                   10
                         Feb. 5, 2008       Feb. 15, 2008                   10
                         Feb. 6, 2008       Feb. 18, 2008                   12
                         April 28, 2008     May 8, 2008                     10
                         April 29, 2008     May 9, 2008                     10
                         April 30, 2008     May 12, 2008                    12
                         Sept. 26, 2008     October 8, 2008                 12
                         Sept. 29, 2008     October 9, 2008                 10
                         Sept. 30, 2008     October 10, 2008                10

Croatia
                      Dec. 19, 2008        Dec. 29, 2008                    10
                      Dec. 22, 2008        Dec. 30, 2008                     8
                      Dec. 23, 2008        Jan. 2, 2009                     10

Czech Republic
                      Dec. 19, 2008        Dec. 28, 2008                    10
                      Dec. 22, 2008        Dec. 30, 2008                     8
                      Dec. 23, 2008        Dec. 31,2008                      8

Denmark
                      March 17, 2008       March 25, 2008                    8
                      March 18, 2008       March 26, 2008                    8
                      March 19, 2008       March 27, 2008                    8

Finland
                      March 17, 2008       March 25, 2008                    8
                      March 18, 2008       March 26, 2008                    8
                      March 19, 2008       March 27, 2008                    8

Indonesia
                      Sept. 26, 2008       October 6, 2008                  10
                      Sept. 29, 2008       October 7, 2008                   8
                      Sept. 30, 2008       October 8, 2008                   8

Japan
                      Dec. 26, 2008        Jan. 5, 2009                     10
                      Dec. 29, 2008        Jan. 6, 2009                      8
                      Dec. 30, 2008        Jan. 7, 2009                      8

Mexico
                      March 14, 2008       March 24, 2008                   10

Norway
                      March 17, 2008       March 25, 2008                    8
                      March 18, 2008       March 26, 2008                    8
                      March 19, 2008       March 27, 2008                    8

Philippines
                      March 24, 2008       Jan. 2, 2009                      9

Russia*
                      Dec. 26, 2008        Jan. 8, 2008                     13
                      Dec. 27, 2008        Jan. 9, 2008                     13
                      Dec. 28, 2008        Jan. 10, 2008                    13

Sweden
                      March 17, 2008       March 25, 2008                    8
                      March 18, 2008       March 26, 2008                    8
                      March 19, 2008       March 27, 2008                    8

Turkey
                      Dec. 4, 2008         Dec. 12, 2008                     8

                Dec. 5, 2008            Dec. 15, 2008                       10

Venezuela
                March 14, 2008          March 24, 2008                      10
                March 17, 2008          March 25, 2008                       8
                March 18, 2008          March 26, 2008                       8

                Redemption Request                                Settlement
Country                Date          Redemption Settlement Date     Period
-------         -------------------  -------------------------- --------------
Argentina
                April 3, 2009           April 11, 2009                       8
                April 4, 2009           April 12, 2009                       8
                April 5, 2009           April 13, 2009                       8

China
                January, 21, 2009       Feb. 4, 2009                        14
                January 22, 2009        Feb. 5, 2009                        14
                January 23, 2009        Feb. 6, 2009                        14
                April 28, 2009          May 8, 2009                         10
                April 29, 2009          May 11, 2009                        10
                April 30, 2009          May 12, 2009                        12
                Sept. 28, 2009          October 8, 2009                     12
                Sept. 29, 2009          October 9, 2009                     10
                Sept. 30, 2009          October 13, 2009                    13

Denmark
                April 6, 2009           April 14, 2009                       8
                April 7, 2009           April 15, 2009                       8
                April 8, 2009           April 16, 2009                       8

Indonesia
                Sept. 16, 2009          Sept. 24, 2009                      12
                Sept. 17, 2009          Sept. 25, 2009                      12
                Sept. 18, 2009          Sept. 28, 2009                      12

Japan
                Sept. 16, 2009          Sept. 24, 2009                       8
                Sept. 17, 2009          Sept. 25, 2009                       8
                Sept. 18, 2009          Sept. 26, 2009                       8

Norway
                April 6, 2009           April 14, 2009                       8
                April 7, 2009           April 15, 2009                       8
                April 8, 2009           April 16, 2009                       8

Philippines
                Dec. 23, 2009           Jan. 4, 2010                        12
                Dec. 28, 2009           Jan 5, 2010                          8
                Dec. 29, 2009           Jan. 6, 2010                         8

Denmark

Russia**
                Dec. 29, 2009        Jan. 11, 2010                    13
                Dec. 30, 2009        Jan. 12, 2010                    13
                Dec. 31, 2009        Jan. 10, 2010                    13

* Settlement dates in the table above have been confirmed as of 6/18/08. Holidays are subject to change without further notice.

** Assume likely 2010 holiday based on prior year. Settlement cycle in Russia is negotiated on a deal by deal basis. Above data reflects a hypothetical T+3 cycle.

Taxes

Regulated Investment Company Qualification. The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the company's taxable year, (a) at least 50% of the market value of the Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.

Although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. The Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the 12 months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Taxation of U.S. Shareholders. Dividends and other distributions by the Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period; or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly-acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Back-Up Withholding. In certain cases, the Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Sections 351 and 362. The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the IRC, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund's basis in such securities on the date of deposit were less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. The Fund's transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the IRC (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the timing and tax character of shareholder distributions.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Qualified Dividend Income. Distributions by the Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations (but generally not U.S. REITs) and certain foreign corporations (e.g., foreign corporations which are not "passive foreign investment companies" and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Canada, China, Cyprus, Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Korea, Latvia, Lithuania, Luxembourg, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Philippines, Poland, Portugal, Romania, Russian Federation, Slovak Republic, Slovenia, South Africa, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, United Kingdom and Venezuela. A dividend from the Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the IRC. Dividends received by the Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains.

Corporate Dividends Received Deduction. The Fund does not expect dividends paid to its corporate shareholders to be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

Excess Inclusion Income. Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non- U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the IRC are Fund shareholders. If a charitable remainder annuity trust or charitable remainder unitrust (each as defined in IRC section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If, as expected, more than 50% of the Fund's total assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. If the Fund were to make this election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

A distribution from the Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations. Restrictions apply regarding wash sales and substitute payment transactions.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

Reporting. If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements

Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.

Miscellaneous Information

Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.

Shareholder Communications to the Board. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to: iShares Board of Trustees, c/o Barclays Global Investors, N.A. Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns share; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

BGI-SAI-21-1008
iShares(R)

Statement of Additional Information

Dated June 23, 2008 (as revised October 30, 2008)

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus ("Prospectus") for the following fund of iShares Trust (the "Trust"), as such Prospectus may be revised or supplemented from time to time:

iShares S&P Global Nuclear Energy Index Fund (the "Fund").

The Prospectus for the Fund is dated June 23, 2008. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. (the "Distributor"), at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com.

iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
General Description of the Trust and the Fund                                1
Exchange Listing and Trading                                                 1
Investment Strategies and Risks                                              2
   Diversification Status                                                    2
   Lending Portfolio Securities                                              2
   Repurchase Agreements                                                     3
   Reverse Repurchase Agreements                                             3
   Currency Transactions                                                     3
   Securities of Investment Companies                                        3
   Foreign Securities                                                        3
   Illiquid Securities                                                       4
   Short-Term Instruments and Temporary Investments                          4
   Futures and Options                                                       4
   Options on Futures Contracts                                              5
   Swap Agreements                                                           5
   Tracking Stocks                                                           5
   Future Developments                                                       5
General Considerations and Risks                                             5
   Risks of Derivatives                                                      6
   Risks of Equity Securities                                                6
   Risks of Futures and Options Transactions                                 6
   Risks of Swap Agreements                                                  7
   Risks of Investing in Non-U.S. Equity Securities                          7
   Dividend Risk                                                             7
Proxy Voting Policy                                                          7
Portfolio Holdings Information                                               8
Construction and Maintenance of the Underlying Index                         9
   The S&P Indexes Generally                                                 9
   S&P Global Nuclear Energy Index                                           9
Investment Limitations                                                       9
Continuous Offering                                                         10
Management                                                                  11
   Trustees and Officers                                                    11
   Committees of the Board of Trustees                                      15
   Remuneration of Trustees                                                 17
   Control Persons and Principal Holder of Securities                       17
Investment Advisory, Administrative and Distribution Services               18
   Investment Adviser                                                       18
   Portfolio Managers                                                       18
   Distributor                                                              20
   Codes of Ethics                                                          21
   Administrator, Custodian and Transfer Agent                              21
   Index Provider                                                           21
Brokerage Transactions                                                      21
Additional Information Concerning the Trust                                 21
   Shares                                                                   21
   Termination of the Trust or the Fund                                     22
   DTC as Securities Depository for the Shares of the Fund                  22
Creation and Redemption of Creation Units                                   23
   General                                                                  23
   Fund Deposit                                                             23
   Procedures for Creation of Creation Units                                24

                                                                           Page
                                                                           ----
   Placement of Creation Orders                                             24
   Issuance of a Creation Unit                                              24
   Acceptance of Orders for Creation Units                                  25
   Creation Transaction Fee                                                 25
   Redemption of Shares in Creation Units                                   25
   Redemption Transaction Fee                                               26
   Placement of Redemption Orders                                           26
   Regular Holidays                                                         27
   Redemption                                                               39
Taxes                                                                       41
   Regulated Investment Company Qualification                               42
   Taxation of RICs                                                         42
   Excise Tax                                                               42
   Taxation of U.S. Shareholders                                            43
   Sales of Shares                                                          43
   Back-Up Withholding                                                      43
   Sections 351 and 362                                                     43
   Taxation of Certain Derivatives                                          44
   Qualified Dividend Income                                                44
   Corporate Dividends Received Deduction                                   44
   Excess Inclusion Income                                                  44
   Foreign Investments                                                      45
   Passive Foreign Investment Companies                                     45
   Taxation of Non-U.S. Shareholders                                        45
   Other Taxes                                                              46
   Reporting                                                                46
   Net Capital Loss Carryforwards                                           46
Financial Statements                                                        46
Miscellaneous Information                                                   46
   Counsel                                                                  46
   Independent Registered Public Accounting Firm                            46
   Shareholder Communications to the Board                                  46

General Description of the Trust and the Fund

The Trust currently consists of over 130 separate investment portfolios called funds. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the "1933 Act"). This SAI relates solely to the Fund.

The investment objective of the Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (the "Underlying Index") representing publicly-traded equity securities of companies in a particular broad market, market segment, market sector or group of industries. The Fund is managed by Barclays Global Fund Advisors ("BGFA" or the "Investment Adviser"), a subsidiary of BGI.

The Fund offers and issues shares at their net asset value per share ("NAV") only in aggregations of a specified number of shares ("Creation Unit"), generally in exchange for a basket of equity securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). Shares of the Fund are listed and traded on The NASDAQ Stock Market LLC ("NASDAQ" or the "Listing Exchange"), a national securities exchange. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 20,000 or multiples thereof.

The Trust reserves the right to offer a "cash" option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain with the Trust a cash deposit equal to at least 115%, which BGFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees for cash creations or redemptions may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of the Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the "indicative optimized portfolio value" ("IOPV") of the Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not part of the current Deposit Securities. Therefore, the Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund's NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued dividend and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in securities issued by companies that comprise the Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio.

The Fund engages in representative sampling, which is investing in a sample of securities selected by BGFA to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are included in the relevant underlying index.

Diversification Status. The Fund is non-diversified. A "non-diversified" fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Index of the Fund and, consequently, the Fund's investment portfolio. This may adversely affect the Fund's performance or subject the Fund's shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "Regulated Investment Company" ("RIC") for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "IRC"), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the IRC may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Lending Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the "Board" or the "Trustees"). To the extent that the Fund engages in securities lending, BGI acts as securities lending agent for the Fund subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked-to-market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Fund will engage in repurchase agreements only with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. The Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's assets that are denominated in a foreign currency. The Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Securities of Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts ("REITs") to the extent allowed by law. Pursuant to the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

Foreign Securities. The Fund intends to purchase publicly-traded common stocks of foreign corporations. To the extent the Fund invests in stocks of foreign issuers, the Fund's investment in such stocks may be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity and the underlying securities may be issued by a foreign or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally ADRs, issued in registered form, are designed for use in the U.S. securities markets and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BGFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general Depositary Receipts must be sponsored, however, a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to:
(i) shares of money market funds (including those advised by BGFA);
(ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises);
(iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase "Prime-1" by Moody's(R) Investor's Service, Inc. ("Moody's") or "A-1" by Standard & Poor's(R) Rating Service, a division of The McGraw Hill Companies, Inc. ("S&P(R)"), or if unrated, of comparable quality as determined by BGFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Futures and Options. The Fund may enter into U.S. futures contracts and options. These futures contracts and options will be used to simulate investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will enter into futures contracts and options only on futures contracts that are traded on a U.S. or foreign exchange. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require the Fund to maintain liquid assets. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," the Fund maintains liquid assets in an amount at least equal to the Fund's daily marked-to-market obligation (i.e., the Fund's daily net liability, if any), rather than the contracts' notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts' full notional value. The Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indexes that reflect the market value of common stock of the firms included in the investments. The Fund may enter into futures contracts to purchase securities indexes when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to "track" the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company's common stock.

Future Developments. The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks

A discussion of some of the risks associated with an investment in the Fund is contained in the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Equity Securities. An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general, and other factors that affect securities markets. An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Underlying Index are listed on a national securities exchange, the principal trading market for some may be over-the-counter. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

Risks of Investing in Non-U.S. Equity Securities. An investment in the Fund involves risks similar to those of investing in broad-based portfolios of equity securities traded on foreign exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Dividend Risk. There is no guarantee that the issuer of the stocks held by the Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Proxy Voting Policy

The Trust has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of BGFA, the investment adviser to the Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund's proxy voting guidelines and BGFA's role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for the Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BGFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies or certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates, or the Distributor or the Distributor's affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

   . The Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

   . The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

   . The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates (if any), or the Distributor or the Distributor's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BGFA voted proxies relating to the Fund's portfolio securities during the 12-month period ended June 30 will be available
(i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at www.iShares.com and (ii) on the SEC's website at www.sec.gov.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Fund's portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund's respective shareholders, (ii) does not put the interests of BGFA, the Distributor or any affiliated person of BGFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities" referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation ("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors (known as "Authorized Participants") that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Fund offers and redeems its shares ("iShares Exemptive Orders") and other institutional market participants and entities that provide information services.

Each business day, the Fund's portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund's anticipated holdings on the following business day.

Daily access to information concerning the Fund's portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants, and (ii) to other personnel of the Investment Adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Fund, and the terms of the Fund's current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Underlying Index

A description of the S&P indexes generally and the Underlying Index is provided below.

The S&P Indexes Generally

Issue Changes. General oversight responsibility for the S&P Indexes, including overall policy guidelines and methodology, is handled by an S&P Index Committee. Maintenance of component investments, including additions and deletions to these investments, is the responsibility of separate regional index committees composed of S&P staff specialized in the various regional equity markets and, in some cases with the assistance of local stock exchanges. Public announcements of index changes as the result of committee decisions will generally be made two business days in advance of the anticipated effective date whenever possible, although for exceptional corporate events announcements may be made earlier.

Index Maintenance. Maintaining the S&P Indexes includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs.

Index Availability. The S&P Indexes are calculated continuously and are available from major data vendors.

S&P Global Nuclear Energy Index

Number of Components: approximately 24

Index Description. The Underlying Index is comprised of approximately 24 of the largest publicly-traded companies in nuclear energy related businesses that meet investability requirements. The Underlying Index is designed to provide liquid exposure to publicly listed companies in the global nuclear energy business from both developed markets and emerging markets. The constituents within the Underlying Index are equally distributed between the nuclear materials, equipment and services and nuclear energy generation industries.

Component Selection Criteria. The universe from which the Underlying Index is drawn is all publicly listed companies in Standard & Poor's CapitalIQ (CIQ) database with specific terms related to nuclear energy in their business description or industry classification. Companies with an exposure score of 3 or 2 become the eligible universe for the Underlying Index. The Underlying Index is then narrowed down to stocks that meet the Underlying Index's criteria for size, liquidity and market representation. The Underlying Index is modified market capitalization weighted. After S&P calculates the float-adjusted market capitalizations, weights are modified so that components and clusters do not exceed limits predetermined by S&P (currently, 8% for any single component).

Investment Limitations

The Board has adopted as a non-fundamental policy the investment objective of the Fund. Therefore, the Fund may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies the Fund's investment restrictions numbered one through six below. The restrictions for the Fund cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

The Fund will not:

1. Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund's investment objective and policies).

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities.

BGFA monitors the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:

   .   The frequency of trades and quotes for the security;

   . The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

   .   Dealer undertakings to make a market in the security; and

   . The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities and Depositary Receipts based on securities in its Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The Trust, iShares, Inc., Master Investment Portfolio ("MIP") and Barclays Global Investors Funds ("BGIF") , each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 164 portfolios within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and, as a result, oversees an additional 26 portfolios within the fund complex. The address of each Trustee and Officer, unless otherwise indicated, is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, CA 94105. The Board has designated George G.C. Parker as its Lead Independent Trustee.

                                             Principal Occupation(s)       Other Directorships Held by
Name (Year of Birth)        Position         During the Past 5 Years                Director
--------------------      -------------- --------------------------------  ----------------------------
Interested Trustees
*Lee T. Kranefuss (1961)  Trustee and    Global Chief Executive Officer    Director of iShares, Inc.
                          Chairman       iShares/Intermediary Groups of    (since 2003); Trustee of
                          (since 2003).  BGI (since 2008); Chief           BGIF and MIP (since 2001).
                                         Executive Officer, iShares
                                         Intermediary Index and Market
                                         Group of BGI (2003-2008); Chief
                                         Executive Officer of the
                                         Intermediary Investor and
                                         Exchange Traded Products
                                         Business of BGI (2003-2005);
                                         Director of BGFA (since 2005);
                                         Director, President and Chief
                                         Executive Officer of Barclays
                                         Global Investors International,
                                         Inc. (since 2005); Director and
                                         Chairman of Barclays Global
                                         Investors Services (since 2005);
                                         Chief Executive Officer of the
                                         Individual Investor Business of
                                         BGI (1999-2003).

*John E. Martinez (1962)  Trustee        Co-Chief Executive Officer of     Director of iShares, Inc.
                          (since 2003).  Global Index and Markets Group    (since 2003); Director of
                                         of BGI (2001-2003); Chairman of   Real Estate Equity Exchange
                                         Barclays Global Investors         (since 2005); Chairman,
                                         Services (2000- 2003); Director,  Independent Review
                                         Barclays Global Investors UK      Committee, Canadian iShares
                                         Holdings, Inc. (2000-2003).       Funds (since 2007).

--------
* Lee T. Kranefuss and John E. Martinez are deemed to be "interested persons" (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Fund's investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

                                                         Principal Occupation(s)        Other Directorships Held by
Name (Year of Birth)               Position              During the Past 5 Years                  Director
--------------------       ------------------------- --------------------------------  -------------------------------
Independent Trustees
George G.C. Parker (1939)  Trustee (since 2000);     Dean Witter Distinguished         Director of iShares, Inc.
                           Lead Independent Trustee  Professor of Finance, Emeritus,   (since 2002); Director of
                           (since 2006).             Stanford University: Graduate     Continental Airlines, Inc.
                                                     School of Business (since 1994).  (since 1996); Director of
                                                                                       Community First Financial
                                                                                       Group (since 1995); Director
                                                                                       of Tejon Ranch Company
                                                                                       (since 1999); Director of
                                                                                       Threshold Pharmaceuticals
                                                                                       (since 2004); Director of
                                                                                       NETGEAR, Inc. (since
                                                                                       2007).

Cecilia H. Herbert (1949)  Trustee (since 2005).     Chair of Investment Committee,    Director of iShares, Inc.
                                                     Archdiocese of San Francisco      (since 2005).
                                                     (1994-2005); Director (since
                                                     1998) and President (since 2007)
                                                     of the Board of Directors,
                                                     Catholic Charities CYO; Trustee
                                                     of Pacific Select Funds
                                                     (2004-2005); Trustee of the
                                                     Montgomery Funds (1992-2003);
                                                     Trustee (since 2005) and Chair
                                                     of Finance and Investment
                                                     Committees (since 2006) of the
                                                     Thacher School.


Charles A. Hurty (1943)    Trustee (since 2005).     Retired; Partner, KPMG LLP        Director of iShares, Inc.
                                                     (1968-2001).                      (since 2005); Director of
                                                                                       GMAM Absolute Return
                                                                                       Strategy Fund (1 portfolio)
                                                                                       (since 2002); Director of
                                                                                       Citigroup Alternative
                                                                                       Investments Multi-Adviser
                                                                                       Hedge Fund Portfolios LLC
                                                                                       (1 portfolio) (since 2002);
                                                                                       Director of CSFB Alternative
                                                                                       Investments Fund (6
                                                                                       portfolios) (since 2005).

John E. Kerrigan (1955)    Trustee (since 2005).     Chief Investment Officer, Santa   Director of iShares, Inc.
                                                     Clara University (since 2002);    (since 2005); Member of
                                                     Managing Director, Merrill Lynch  Advisory Council for
                                                     (1994-2002).                      Commonfund Distressed
                                                                                       Debt Partners II (since 2004).
Robert H. Silver (1955)    Trustee (since 2007).     President and Co-Founder          Director of iShares, Inc.
                                                     of The Bravitas Group, Inc.       (since 2007); Director and
                                                     (since 2006); Member,             Member of the Audit and
                                                     Non-Investor Advisory             Compensation Committee of
                                                     Board of Russia Partners II, LP   EPAM Systems, Inc. (since
                                                     (since 2006); President           2006).
                                                     and Chief Operating Officer
                                                     (2003-2005) and Director
                                                     (1999-2005) of UBS Financial


                                                       Principal Occupation(s)       Other Directorships Held by
Name (Year of Birth)            Position               During the Past 5 Years                Director
--------------------   --------------------------- --------------------------------  ---------------------------

                                                   Services, Inc.; President and
                                                   Chief Executive Officer of UBS
                                                   Services USA, LLC (1999-2005);
                                                   Managing Director, UBS America,
                                                   Inc. (2000-2005); Director and
                                                   Chairman of the YMCA of Greater
                                                   NYC (since 2001); Broadway
                                                   Producer (since 2006).

Darrell Duffie (1954)  Trustee (since June 2008).  Professor, Stanford University:   Director of iShares, Inc.
                                                   Graduate School of Business       (since June 2008).
                                                   (since 1984).

                                                                        Principal Occupation(s)
Name (Year of Birth)                       Position                     During the Past 5 Years
--------------------        --------------------------------------- --------------------------------
Officers
Michael A. Latham (1965)    President                               Head of Americas iShares (since
                            (since 2007).                           2007); Chief Operating Officer
                                                                    of the Intermediary Investors
                                                                    and Exchange Traded Products
                                                                    Business of BGI (since
                                                                    2003-2007); Director and Chief
                                                                    Financial Officer of Barclays
                                                                    Global Investors International,
                                                                    Inc. (since 2005); Director of
                                                                    Mutual Fund Delivery in the U.S.
                                                                    Individual Investor Business of
                                                                    BGI (2000-2003).

Geoffrey D. Flynn (1956)    Treasurer and Chief                     Chief Operating Officer, U.S.
                            Financial Officer                       iShares, BGI (since 2008);
                            (since 2007).                           Director, Mutual Fund Operations
                                                                    of BGI (since 2007); President,
                                                                    Van Kampen Investors Services
                                                                    (2003-2007); Managing Director,
                                                                    Morgan Stanley (2002-2007);
                                                                    President, Morgan Stanley Trust,
                                                                    FSB (2002-2007).

Eilleen M. Clavere (1952)   Secretary                               Head of Legal Administration of
                            (since 2007).                           Intermediary Investors Business
                                                                    of BGI (since 2006); Legal
                                                                    Counsel and Vice President of
                                                                    Atlas Funds, Atlas Advisers,
                                                                    Inc. and Atlas Securities, Inc.
                                                                    (2005-2006); Counsel of
                                                                    Kirkpatrick & Lockhart LLP
                                                                    (2001-2005).

Ira P. Shapiro (1963)       Vice President and Chief Legal Officer  Associate General Counsel (since
                            (since 2007).                           2004) of BGI; First Vice
                                                                    President of Merrill Lynch
                                                                    Investment Managers (1993-2004).

Amy Schioldager (1962)      Executive Vice President                Head of U.S. Indexing, BGI
                            (since 2007).                           (since 2006) of BGI; Head of
                                                                    Domestic Equity Portfolio
                                                                    Management, BGI (2001-2006).

H. Michael Williams (1960)  Executive Vice President                Vice Chairman - Capital Markets,
                            (since 2007).                           BGI (since 2008); Head of Global
                                                                    Index and Markets Group of BGI
                                                                    (2006- 2008); Global Head of
                                                                    Securities Lending, BGI
                                                                    (2002-2006).

Patrick O'Connor (1967)     Vice President                          Head of iShares Portfolio
                            (since 2007).                           Management, BGI (since 2006);
                                                                    Senior Portfolio Manager, BGI
                                                                    (since 1999-2006).

Lee Sterne (1965)           Vice President                          Head of U.S. Fixed Income Index
                            (since 2007).                           and iShares, BGI (since 2007);
                                                                    Senior Portfolio Manager, BGI
                                                                    (2004-2007); Portfolio Manager,
                                                                    BGI (2001-2004).

                                               Principal Occupation(s)
Name (Year of Birth)     Position              During the Past 5 Years
--------------------  --------------- -----------------------------------------
Matt Tucker (1972)    Vice President  Head of U.S. Fixed Income Investment
                      (since 2007).   Solutions, BGI (since 2005); Fixed Income
                                      Investment Strategist, BGI (2003-2005);
                                      Fixed Income Portfolio Manager, BGI
                                      (1997-2003).

Committees of the Board of Trustees. Each Independent Trustee serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust;
(ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement);
(iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the calendar year ended December 31, 2007.

The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and
(vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Trustees. The Nominating and Governance Committee met four times during the calendar year ended December 31, 2007.

The following table sets forth, as of December 31, 2007, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a Fund is not listed below, the Trustee did not own any securities in that Fund as of the date indicated above:

                                                                                  Aggregate Dollar Range of
                                                                                  Equity Securities in all
                                                                                    Registered Investment
                                                                 Dollar Range of    Companies Overseen by
                                                                Equity Securities   Trustee in Family of
Name of Trustee                 Name of Index Fund                 in the Fund      Investment Companies
---------------     ------------------------------------------- ----------------- -------------------------
Lee T. Kranefuss    iShares Lehman 1-3 Year Treasury Bond Fund  $50,001-$100,000        Over $100,000
                    iShares Russell 3000 Index Fund              Over $100,000

John E. Martinez    iShares MSCI EAFE Index Fund                 Over $100,000          Over $100,000
                    iShares Russell 1000 Index Fund              Over $100,000
                    iShares Russell 1000 Value Index Fund        Over $100,000
                    iShares Russell 2000 Index Fund              Over $100,000
                    iShares S&P 500 Index Fund                   Over $100,000

George G.C. Parker  iShares Russell 2000 Index Fund             $50,001-$100,000        Over $100,000
                    iShares Russell 2000 Value Index Fund       $50,001-$100,000
                    iShares S&P 100 Index Fund                   Over $100,000
                    iShares S&P 500 Value Index Fund             Over $100,000
                    iShares S&P MidCap 400 Index Fund           $10,001-$50,000
                    iShares S&P MidCap 400 Value Index Fund     Over $100,000

                                                                               Aggregate Dollar Range of
                                                                               Equity Securities in all
                                                                                 Registered Investment
                                                              Dollar Range of    Companies Overseen by
                                                             Equity Securities   Trustee in Family of
Name of Trustee               Name of Index Fund                in the Fund      Investment Companies
---------------     ---------------------------------------- ----------------- -------------------------
                    iShares S&P Small Cap 600 Index Fund      $10,001-$50,000
                    iShares Russell 1000 Value Index Fund       Over $100,000
                    iShares Dow Jones Select Dividend Index     Over $100,000
                    Fund
                    iShares S&P 500 Index Fund                  Over $100,000
                    iShares MSCI Mexico Index Fund              Over $100,000
                    iShares MSCI EAFE Index Fund                Over $100,000

Cecilia H. Herbert  iShares FTSE/Xinhua China 25 Index Fund     Over $100,000        Over $100,000
                    iShares MSCI Emerging Markets Index Fund  $10,001-$50,000
                    iShares MSCI Hong Kong Index Fund         $10,001-$50,000
                    iShares MSCI Japan Index Fund             $10,001-$50,000
                    iShares Dow Jones U.S. Consumer Goods     $10,001-$50,000
                    Sector Index Fund
                    iShares Russell 1000 Index Fund           $10,001-$50,000
                    iShares S&P Global Telecommunications     $10,001-$50,000
                    Sector Index Fund
                    iShares Dow Jones U.S. Technology              $1-$10,000
                    Sector Index Fund
                    iShares S&P 500 Index Fund                  Over $100,000

Charles A. Hurty    iShares S&P 500 Index Fund                $10,001-$50,000        Over $100,000
                    iShares FTSE/Xinhua China 25 Index Fund   $10,001-$50,000
                    iShares Dow Jones Financial Sector        $10,001-$50,000
                    Index Fund
                    iShares Dow Jones U.S. Energy Sector      $10,001-$50,000
                    Index Fund
                    iShares Dow Jones U.S. Technology         $10,001-$50,000
                    Sector Index Fund
                    iShares MSCI EAFE Index Fund              $10,001-$50,000
                    iShares MSCI Japan Index Fund             $10,001-$50,000
                    iShares Dow Jones Select Dividend Index   $10,001-$50,000
                    Fund

John E. Kerrigan    iShares MSCI Japan Index Fund               Over $100,000        Over $100,000
                    iShares MSCI Pacific ex-Japan Index Fund    Over $100,000
                    iShares MSCI EAFE Index Fund                Over $100,000

Robert H. Silver    iShares Dow Jones U.S. Broker-Dealers       Over $100,000        Over $100,000
                    Index Fund
                    iShares MSCI EAFE Index Fund                Over $100,000
                    iShares S&P 500 Index Fund                  Over $100,000
                    iShares Russell 2000 Index Fund             Over $100,000

                                                      Aggregate Dollar Range of
                                                      Equity Securities in all
                              Name                      Registered Investment
                               of    Dollar Range of    Companies Overseen by
                              Index Equity Securities   Trustee in Family of
Name of Trustee               Fund     in the Fund      Investment Companies
---------------               ----- ----------------- -------------------------
Darrell Duffie...............  N/A         $0                    $0

As of December 31, 2007, none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust ("Independent Trustees") or their immediate family members owned beneficially or of record any securities of BGFA (the Fund's investment adviser), the Distributor or any person controlling, controlled by or under common control with BGFA or the Distributor.

Remuneration of Trustees. The Trust pays each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $90,000 for meetings of the Board attended by the Trustee; also the Trust pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. During the period January 1, 2007 through December 31, 2007, the Trust paid each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $75,000 for meetings of the Board attended by the Trustee; also the Trust paid Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2007:

                                                                            Total
                                            Pension or                   Compensation
                             Aggregate      Retirement      Estimated      From the
                            Compensation Benefits Accrued    Annual          Fund
                              from the   As Part of Trust Benefits Upon    and Fund
Name of Interested Trustee     Trust       Expenses /1/   Retirement /1/ Complex /2/
--------------------------  ------------ ---------------- -------------- ------------
   Lee T. Kranefuss/3/        $     0     Not Applicable  Not Applicable   $      0
   John E. Martinez........   $75,000     Not Applicable  Not Applicable   $150,000

--------
/1/ No Trustee or officer is entitled to any pension or retirement benefits from the Trust.

/2/ Includes compensation for service on the Board of Directors of iShares, Inc.

/3/ Lee T. Kranefuss was not compensated by the Trust due to his employment with BGI during the time period reflected in the table.

The table below sets forth the compensation paid to each Independent Trustee for the calendar year ended December 31, 2007:

                                                                                 Total
                                                 Pension or                   Compensation
                                  Aggregate      Retirement      Estimated      From the
                                 Compensation Benefits Accrued    Annual          Fund
                                   from the   As Part of Trust Benefits Upon    and Fund
Name of Independent Trustee /1/     Trust       Expenses /2/   Retirement /2/ Complex /3/
------------------------------   ------------ ---------------- -------------- ------------
     George G. C. Parker........   $100,000    Not Applicable  Not Applicable   $200,000
     John E. Kerrigan...........   $ 75,000    Not Applicable  Not Applicable   $150,000
     Charles A. Hurty...........   $ 95,000    Not Applicable  Not Applicable   $190,000
     Cecilia H. Herbert.........   $ 75,000    Not Applicable  Not Applicable   $150,000
     Robert H. Silver*..........   $ 56,250    Not Applicable  Not Applicable   $112,500

--------
*  Appointed to serve as Independent Trustee of the Trust effective March 9,
   2007.

/1/ Compensation is not shown for Darrell Duffie because he was appointed to serve as Independent Trustee of the Trust effective June 18, 2008.

/2/ No Trustee or officer is entitled to any pension or retirement benefits from the Trust.

/3/ Includes compensation for service on the Board of Directors of iShares, Inc.

The Trustees and officers of the Trust do not own any outstanding shares of the Fund as of the date of this SAI.

Control Persons and Principal Holders of Securities. Ownership information is not provided for the Fund as it had not commenced operations as of the date of this SAI.

Investment Advisory, Administrative and Distribution Services

Investment Adviser. BGFA serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

For its investment advisory services to the Fund and certain other iShares funds (iShares S&P Global Consumer Discretionary Sector Index Fund, iShares S&P Global Consumer Staples Sector Index Fund, iShares S&P Global Energy Sector Index Fund, iShares S&P Global Financials Sector Index Fund, iShares S&P Global Healthcare Sector Index Fund, iShares S&P Global Industrials Sector Index Fund, iShares S&P Global Infrastructure Index Fund, iShares S&P Global Materials Sector Index Fund, iShares S&P Global Technology Sector Index Fund, iShares S&P Global Telecommunications Sector Index Fund, iShares S&P Global Utilities Sector Index Fund, iShares S&P North American Natural Resources Sector Index Fund, iShares S&P North American Technology-Multimedia Networking Index Fund, iShares S&P North American Technology-Semiconductors Index Fund, iShares S&P North American Technology-Software Index Fund, iShares S&P North American Technology Sector Index Fund, iShares S&P Global Clean Energy Index Fund and iShares S&P Global Timber & Forestry Index Fund, which are offered in separate
SAIs), BGFA is paid a management fee based on the Fund's allocable portion of:
0.48% per annum of the aggregate net assets of those Funds less than or equal to $10.0 billion; plus 0.43% per annum of the aggregate net assets of those Funds in excess of $10.0 billion.

Pursuant to the Investment Advisory Agreement, BGFA is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense and taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses. For its investment management services to the Fund, BGFA is paid a management fee at the annual rates (as a percentage of the Fund's average net assets) set forth below:

                                                                 Management Fee
                                                                 --------------
iShares S&P Global Nuclear Energy Index Fund                          0.48%

The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Fund is terminable without penalty on 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act). The Investment Advisory Agreement is also terminable upon 60 days' notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the shares of the Fund but (ii) do not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed BGFA or its affiliates would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA or its affiliates might offer to provide additional services.

BGFA and/or BGI may pay certain broker-dealers and intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. BGFA and/or BGI may also pay broker-dealers or intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange traded products in general. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by BGFA and/or BGI from their own resources and not from the assets of the Fund.

Portfolio Managers. The individuals named as Portfolio Managers in the Fund's Prospectus are primarily responsible for the day-to-day management of other iShares funds and certain other portfolios and/or accounts as indicated in the table below as of April 30, 2008:

Diane Hsiung

Types of Accounts                               Number   Total Assets
-----------------                               ------ ----------------
Registered Investment Companies................  141   $282,298,000,000
Other Pooled Investment Vehicles...............  N/A   $            N/A
Other Accounts.................................    5   $    410,000,000
Accounts with Incentive-Based Fee Arrangements.  N/A   $            N/A

Greg Savage

Types of Accounts                               Number   Total Assets
-----------------                               ------ ----------------
Registered Investment Companies................  141   $282,298,000,000
Other Pooled Investment Vehicles...............  N/A   $            N/A
Other Accounts.................................    6   $    410,000,000
Accounts with Incentive-Based Fee Arrangements.  N/A   $            N/A

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the iShares funds, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts of which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset- based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. Incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest that may result in the Portfolio Manager's favoring those portfolios or accounts with incentive-based fee arrangements.

The table below shows, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts, as of April 30, 2008:

Diane Hsiung

                                                   Number of
                                              Other Accounts with
                                               Performance Fees   Aggregate of
                                                    Managed       Total Assets
                                              ------------------- ------------
Registered Investment Companies..............         N/A             N/A
Other Pooled Investment Vehicles.............         N/A             N/A
Other Accounts...............................         N/A             N/A

Greg Savage

                                                   Number of
                                              Other Accounts with
                                               Performance Fees   Aggregate of
                                                    Managed       Total Assets
                                              ------------------- ------------
Registered Investment Companies..............         N/A             N/A
Other Pooled Investment Vehicles.............         N/A             N/A
Other Accounts...............................         N/A             N/A

As of April 30, 2008, with respect to all iShares funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers receive a salary and are eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including but not limited to the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager's business unit and an assessment of the Portfolio Manager's individual performance. Each Portfolio Manager's salary and annual bonus are paid in cash. BGFA also operates a mandatory bonus deferral plan for employees whose bonuses exceed certain thresholds which generally becomes payable three years after grant. One half of the mandatory deferral award is "notionally invested" in funds managed by BGI, and the other half is provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus, the value of the final award may be increased or decreased over the three-year period. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees (within the meaning of ERISA section 401(a))" as so specified under the terms of BGI's Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that plan.

If a Portfolio Manager is part of a select group of management or highly compensated employees and is designated by the plan administrators (in their discretion) to be eligible for participation in BGI's Voluntary Levered Alpha Participation Plan ("VLAPP"), the Portfolio Manager may elect to defer a portion of his or her bonus under VLAPP. Under this plan, the Portfolio Manager would receive an award corresponding to the deferred bonus portion if he or she voluntarily elects in advance to defer. VLAPP awards generally vest after three years. The award will be "notionally invested" in a fund(s) managed by BGI over the three-year period, and the return on that notional investment will determine the final award amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by a factor of two (2) for the sole purpose of determining the return on the award's notional investment.

Starting in 2008, Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Levered Alpha Participation Plan ("LAPP"). Under LAPP, these awards are determined annually, and generally vest in three equal installments over three years. Each vested installment is paid out upon vesting. At the option of the plan administrators, the award may be "notionally invested" in a fund(s) managed by BGI. If notionally invested, the return on that notional investment during the relevant vesting period will determine the award payout amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by the factor specified by the plan administrators at the time of the award grant for the sole purpose of determining the return on the award's notional investment.

Prior to December 31, 2007, Portfolio Managers were eligible for selection, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under the CEP, these awards were determined annually, and were generally scheduled to vest after two years. At the option of the CEP administrators, the award was "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award was not notionally invested, the original award amount was paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of April 30, 2008, Diane Hsiung and Greg Savage did not beneficially own any shares of the Fund.

Distributor. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under Securities Exchange Act of 1934, as amended (the "1934 Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC Participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

Codes of Ethics. The Trust, BGFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent for the Fund. State Street's principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to an Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as transfer agent for the Fund's authorized and issued shares of beneficial interest and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee.

Index Provider. The Fund is based upon a particular index compiled by S&P. S&P is not affiliated with the Fund or with BGI or BGI's affiliates. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with BGI, which in turn has a licensing agreement with S&P. BGI has provided the sub-license to the Fund without charge.

Brokerage Transactions

BGFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BGFA manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BGFA may deal, trade and invest for its own account in the types of securities in which the Fund may invest. BGFA may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover rates may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

Additional Information Concerning the Trust

Shares. The Trust currently consists of over 130 separate investment portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund, or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund's shares, a holder of shares may be a "control person" of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 24, 2008, the Board of Trustees may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more Funds commencing operations after September 24, 2008 (each a "New Fund") to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions (collectively "merge") with, to or into another New Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a fund and beneficial owners of 10% of the shares of a fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC's rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or the Fund. The Trust or the Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Fund. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the American Stock Exchange and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays (as observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (i.e., Deposit Securities), which constitutes an optimized representation of the securities of the Fund's Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any difference between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit.

BGFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the (subject to amendments) Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities changes pursuant to the changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Fund's Underlying Index.

The Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust also reserves the right to permit or require a "cash in lieu" amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be:
(i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC, or
(ii) a DTC Participant, and must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All creation orders must be placed for one or more Creation Units and whether through a Participating Party, a DTC Participant, must be received by the Distributor in proper form no later than the closing time of the regular trading session of the Listing Exchange ("Closing Time") (ordinarily 4:00 p.m., Eastern time) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor's broker through an Authorized Participant. In such cases there may be additional charges to such investor. A limited number of broker-dealers has executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities.

Investors placing orders for Creation Units of the Fund should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Closing Time. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

Placement of Creation Orders. State Street shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Units must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the Closing Time on any Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of cash or, if applicable, good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery and the Company will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a "T+3 basis" (i.e., three Business Days after trade date). However, as discussed in the Regular Holidays section of this SAI, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by the applicable Participant Agreement, Creation Units may be issued to such Authorized Participant notwithstanding the fact that corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which BGFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject any creation order for shares of the Fund transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form;
(ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares disseminated through the facilities of the NSCC for that date by BGFA, as described above;
(iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners or (vii) circumstances outside the control of the Trust, State Street, the Distributor or BGFA would make it impossible or impracticable to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC, State Street, the sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of such order. The Trust, State Street, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. A purchase transaction fee is imposed for the transfer and other transaction costs of the Fund associated with the issuance of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. When the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment up to a maximum additional charge as indicated in chart below. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth standard and maximum creation transaction fees:

                                                          Standard    Maximum
                                                          Creation   Additional
                                                         Transaction  Variable
                                                             Fee      Charge*
                                                         ----------- ----------
iShares S&P Global Nuclear Energy Index Fund**..........    $300        3.0%
--------
*   As a percentage of the amount invested.

**  Cash and in-kind purchases are permitted.

Redemption of Shares in Creation Units. Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through State Street and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit by an investor who wishes to redeem a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

BGFA and the Distributor makes available through the NSCC, immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (such difference, the "Cash Redemption Amount"), less the redemption transaction fee set forth below. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemptions of shares will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities, may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming Beneficial Owner that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act. An Authorized Participant may request a redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund's NAV is not reasonably practicable or
(iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. Where the Trust permits in-kind redemptions, the redeeming investor will be assessed an additional variable charge on the cash-in-lieu portion of its redemption proceeds, up to a maximum additional variable charge as indicated in the chart below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth standard and maximum redemption transaction fees:

                                                          Standard    Maximum
                                                         Redemption  Additional
                                                         Transaction  Variable
                                                             Fee      Charge*
                                                         ----------- ----------
 iShares S&P Global Nuclear Energy Index Fund**.........    $300        2.0%

--------
*  As a percentage of the amount invested.
** Cash and in-kind purchases are permitted.

Placement of Redemption Orders. Orders to redeem Creation Units must be delivered through an Authorized Participant. An order in good form to redeem Creation Units is deemed received by the Trust on the Transmittal Date if:
(i) a request in satisfactory form to the Trust is received by State Street not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business Days after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of local holidays in the foreign countries relevant to the Fund.

In order to take delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant's agreement with the Distributor, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund's Transfer Agent, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which BGFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m. Eastern time, on the contractual settlement date and shall be held by State Street and marked to market daily, and the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant and income, if any, will be paid to the Authorized Participant. The Participant Agreement permits the Trust, on behalf of the Fund, to acquire the Deposit Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received in good form by the Trust. Therefore, if a redemption order in proper form is submitted to State Street by a DTC Participant not later than Closing Time on the Transmittal Date and the requisite number of shares of the relevant Fund are delivered to State Street prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. If, however, a redemption order is submitted to State Street by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (i.e., the Business Day on which the shares of the Fund are delivered through DTC to State Street by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion redeem such shares in cash and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Because the Portfolio Securities of the Fund may trade on days when the Listing Exchange for the Fund is closed or on days that are otherwise not Business Days for the Fund, investors may not be able to redeem their shares of the Fund or purchase and sell shares of the Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in relevant foreign markets.

Regular Holidays. The Fund generally intends to effect deliveries of Creation Units and Portfolio Securities. The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar years 2008 and 2009 in which the regular holidays affecting the relevant securities markets of the below listed countries are expected to be as follows (please note that these holiday schedules are subject to potential changes in the relevant securities markets):

 2008
 Argentina
 Jan 1                                                 May 1    Nov 6   Dec 31
 March 20                                              June 16  Dec 8
 March 21                                              July 9   Dec 24
 March 31                                              Aug 18   Dec 25

 Australia
 Jan. 1                                                March 21 May 19  Aug. 13
 Jan. 28                                               March 24 June 2  Oct. 6
 March 3                                               April 25 June 9  Nov. 4
 March 10                                              May 5    Aug. 4  Dec. 25
                                                                        Dec. 26

 Austria
 Jan. 1                                                May 12   Dec. 24
 March 21                                              May 22   Dec. 25
 March 24                                              Aug. 15  Dec. 26
 May 1                                                 Dec. 8   Dec. 31

 Belgium
 Jan. 1                                                May 2    Nov. 11
 March 21                                              May 17   Dec. 25
 March 24                                              July 21  Dec. 26
 May 1                                                 Aug. 15  Dec. 31

 Brazil
 Jan 1                                                 March 21 July 9  Dec 31
 Jan 25                                                April 21 Nov 20
 Feb 4                                                 May 1    Dec 24
 Feb 5                                                 May 22   Dec 25

 Canada
 Jan. 1                                                May 21   Sept. 3 Dec. 26
 Jan. 2                                                June 25  Oct. 8
 Feb. 19                                               July 2   Nov. 12
 April 6                                               Aug. 6   Dec. 25

 Chile
 Jan 1                                                 Aug 15   Dec 25
 March 21                                              Sep 18   Dec 31
 May 1                                                 Sep 19
 May 21                                                Dec 8

 China
 Jan 1                                                 May 1-2  Sep 1   Nov 11
 Jan 21                                                May 5-7  Oct 1-3 Nov 27
 Feb 4-8                                               May 26   Oct 6-7 Dec 25

Feb 11-13                                             July 4   Oct 13

Colombia
Jan 1                                                 May 1    Aug 7    Dec 8
Jan 7                                                 May 5    Aug 18   Dec 25
March 20                                              May 26   Oct 13   Dec 31
March 21                                              June 2   Nov 3
March 24                                              June 30  Nov 17

Czech Republic
Jan 1                                                 Oct 28   Dec 26
Mar 24                                                Nov 17   Dec 31
May 1                                                 Dec 24
May 8                                                 Dec 25

Denmark
Jan. 1                                                April 18 Dec. 24
March 20                                              May 1    Dec. 25
March 21                                              May 12   Dec. 26
March 24                                              June 5   Dec. 31

Egypt
Jan 1                                                 April 27 July 23  Dec 7
Jan 7                                                 April 28 Oct 1    Dec 8
Jan 10                                                May 1    Oct 2    Dec 9
March 20                                              July 1   Oct 6    Dec 29

Finland
Jan. 1                                                June 20  Dec. 31
March 21                                              Dec. 24
March 24                                              Dec. 25
May 1                                                 Dec. 26

France
Jan. 1                                                May 8    Dec. 25
March 21                                              June 14  Dec. 26
March 24                                              Aug. 15
May 1                                                 Nov. 11

Germany
Jan. 1                                                May 1    Oct. 3   Dec. 31
Feb. 4                                                May 12   Dec. 24
March 21                                              May 22   Dec. 25
March 24                                              Aug. 15  Dec. 26

Greece
Jan. 1                                                March 25 June 16  Dec. 26
March 10                                              April 25 Aug. 15
March 21                                              April 18 Oct. 28
March 24                                              May 1    Dec. 25

Hong Kong
Jan. 1                                                March 24 July 1   Dec. 25
Feb. 6                                                April 4  Sept. 15 Dec. 26
Feb. 7                                                May 1    Oct. 1   Dec. 31
Feb. 8                                                May 12   Oct. 7

 March 21                                              June 9   Dec. 24

 Hungary
 Jan 1                                                 May 12   Dec 24
 March 24                                              Aug 20   Dec 25
 May 1                                                 Oct 23   Dec 26
 May 2                                                 Oct 24

 India
 Jan 19                                                April 14 Aug 19  Oct 30
 Jan 26                                                April 18 Aug 22  Nov 12
 March 6                                               May 1    Sept 3  Nov 13
 March 21                                              May 20   Sept 30 Dec 9
 March 22                                              June 30  Oct 2   Dec 25
 April 1                                               July 1   Oct 9
 April 7                                               Aug 15   Oct 28

 Indonesia
 Jan 1                                                 April 7  Sept 29 Dec 25
 Jan 10                                                May 1    Oct 1   Dec 26
 Jan 11                                                May 20   Oct 2   Dec 29
 Feb 7                                                 July 28  Oct 3   Dec 31
 March 20                                              July 30  Dec 8
 March 21                                              Aug 18   Dec 24

 Ireland
 Jan. 1                                                May 1    Oct. 27 Dec. 29
 March 17                                              May 5    Dec. 24
 March 21                                              June 2   Dec. 25
 March 24                                              Aug. 4   Dec. 26

 Israel
 March 21                                              June 9   Oct 8   Oct 21
 April 20                                              Aug 10   Oct 9
 May 7                                                 Sept 29  Oct 13
 May 8                                                 Sept 30  Oct 14
 June 8                                                Oct 1    Oct 20

 Italy
 Jan. 1                                                June 2   Dec. 25
 March 21                                              Aug. 15  Dec. 26
 April 25                                              Dec. 8   Dec. 31
 May 1                                                 Dec. 24

 Japan
 Jan 1-3                                               July 21  Dec 23
 Jan 14                                                Sept 15  Dec 31
 Feb 11                                                Sept 23
 March 20                                              Oct 13
 April 29                                              Nov 3
 May 5                                                 Nov 24

Jordan
Jan 1                                                   July 30  Nov 13  Dec 25
Jan 10                                                  Sept 29  Dec 7   Dec 29
Jan 30                                                  Sept 30  Dec 8   Dec 31
March 20                                                Oct 1    Dec 9
May 1                                                   Oct 2    Dec 10
May 25                                                  Oct 5    Dec 11

Malaysia
Jan 1                                                   March 20 Sept 1  Dec 8
Jan 10                                                  May 1    Oct 1   Dec 25
Feb 1                                                   May 19   Oct 2   Dec 29
Feb 6                                                   May 20   Oct 3
Feb 7                                                   May 30   Oct 27
Feb 8                                                   June 7   Oct 28

Mexico
Jan 1                                                   March 21 Nov 20
Feb 4                                                   May 1    Dec 12
March 17                                                Sept 16  Dec 25
March 20                                                Nov 17

Morocco
Jan 1                                                   May 1    Oct 1   Dec 9
Jan 10                                                  July 30  Oct 2   Dec 10
Jan 11                                                  Aug 14   Nov 6   Dec 29
Mar 20                                                  Aug 20   Nov 18
Mar 21                                                  Aug 21   Dec 8

Netherlands
Jan. 1                                                  May 1
March 21                                                May 12
March 24                                                Dec. 25
April 30                                                Dec. 26

New Zealand
Jan. 1                                                  Feb. 6   June 2
Jan. 2                                                  March 21 Oct. 27
Jan. 21                                                 March 24 Dec. 25
Jan. 28                                                 April 25 Dec. 26

Norway
Jan. 1                                                  May 1    Dec. 26
March 20                                                May 12   Dec. 31
March 21                                                Dec. 24
March 24                                                Dec. 25

Peru
Jan 1                                                   July 28  Dec 24
March 20                                                July 29  Dec 25
March 21                                                Oct 8    Dec 31
May 1                                                   Dec 8

Philippines
Jan 1                                                   June 12  Dec 25
Feb 25                                                  Aug 21   Dec 30
March 20                                                Oct 1    Dec 31

Jordan
March 21                                             Dec 24

Poland
Jan 1                                                May 22     Nov 11
March 21                                             June 7     Dec 25
March 24                                             June 22    Dec 26
May 1                                                Aug 15

Portugal
Jan. 1                                               April 25   June 13 Dec. 25
Feb. 5                                               May 1      Dec. 1  Dec. 26
March 21                                             May 22     Dec. 8
March 24                                             June 10    Dec. 24

Russia
Jan 1-4                                              May 1-2
Jan 7-9                                              May 9
Feb 25                                               June 12-13
March 10                                             Nov 3-4

Singapore
Jan. 1                                               May 1      Oct. 1  Dec. 17
Feb. 7                                               May 19     Oct. 27 Dec. 25
Feb. 8                                               May 20     Oct. 28
March 21                                             Aug. 9     Dec. 8

South Africa
Jan 1                                                May 1      Dec 25
March 21                                             June 16    Dec 26
March 24                                             Sept 24
April 28                                             Dec 16

South Korea
Jan 1                                                April 10   July 17 Dec 31
Feb 6                                                May 1      Aug 15
Feb 7                                                May 5      Sept 5
Feb 8                                                May 12     Oct 3
April 9                                              June 6     Dec 25

Spain
Jan. 1                                               March 24   July 25 Dec. 26
Jan. 7                                               May 1      Aug. 15
March 20                                             May 2      Dec. 8
March 21                                             May 15     Dec. 25

Sweden
Jan. 1                                               June 6     Dec. 26
March 21                                             June 20    Dec. 31
March 24                                             Dec. 24
May 1                                                Dec. 25

Switzerland
Jan. 1                                                March 24 Aug. 1   Dec. 24
Jan. 2                                                May 1    Aug. 15  Dec. 25
March 19                                              May 12   Sept. 11 Dec. 26
March 21                                              May 22   Dec. 8   Dec. 31

Taiwan
Jan 1                                                 Feb 7    April 4
Feb 4                                                 Feb 8    May 1
Feb 5                                                 Feb 11   June 9
Feb 6                                                 Feb 28   Oct 10

Thailand
Jan 1                                                 April 15 July 1   Dec 5
Feb 20                                                May 1    July 18  Dec 10
April 7                                               May 5    Aug 12
April 14                                              May 20   Oct 23

Turkey
Jan 1                                                 Sept 30  Oct 28   Dec 10
April 23                                              Oct 1    Oct 29   Dec 11
May 19                                                Oct 2    Dec 8    Dec 12
Sept 29                                               Oct 3    Dec 9

United Kingdom
Jan. 1                                                May 26
March 21                                              Aug. 25
March 24                                              Dec. 25
May 5                                                 Dec. 26

United States
Jan. 1                                                May 26   Nov. 11
Jan. 21                                               July 4   Nov. 27
Feb. 18                                               Sept. 1  Dec. 25
March 21                                              Oct. 13

2009
----
Argentina
Jan. 1                                                May 1    Aug. 17  Dec. 24
April 6                                               May 25   Oct. 12  Dec. 25
April 9                                               June 15  Nov. 6   Dec. 31
April 10                                              July 9   Dec. 8

Australia
Jan. 1                                                April 13 June 8   Nov. 3
Jan. 26                                               April 27 Aug. 3   Dec. 25
March 2                                               May 5    Aug. 12  Dec. 28
March 9                                               May 18   Sept. 28
April 10                                              June 1   Oct. 5

Austria
Jan. 1                                                May 1    Oct. 26
Jan. 6                                                May 21   Dec. 8

April 10                                              June 1   Dec. 24
April 13                                              June 11  Dec. 25

Belgium
Jan. 1                                                May 21   Nov. 2
April 10                                              May 22   Nov. 11
April 13                                              June 1   Dec. 25
May 1                                                 July 21

Brazil
Jan. 1                                                April 10 July 9   Nov. 20
Jan. 20                                               April 21 Sept. 7  Dec. 24
Feb. 23                                               May 1    Oct. 12  Dec. 25
Feb. 24                                               June 11  Nov. 2   Dec. 31

Canada
Jan. 1                                                May 18   Sept. 7  Dec. 28
Jan. 2                                                June 24  Oct. 12
Feb. 16                                               July 1   Nov. 11
April 10                                              Aug. 3   Dec. 25

Chile
Jan. 1                                                June 8   Dec. 8
April 10                                              June 29  Dec. 25
May 1                                                 Sept. 18 Dec. 31
May 21                                                Oct. 12

China
Jan. 1                                                Feb. 3   Sept. 7  Nov. 26
Jan. 19                                               Feb. 16  Oct. 1-7 Dec. 25
Jan. 26-30                                            May 1-7  Oct. 12
Feb. 2                                                May 25   Nov. 11

Colombia
Jan. 1                                                May 1    July 20  Nov. 16
Jan. 12                                               May 25   Aug 7    Dec. 8
March 23                                              June 15  Aug 17   Dec. 25
April 9                                               June 22  Oct. 12  Dec. 31
April 10                                              June 29  Nov. 2

Czech Republic
Jan. 1                                                May 8    Nov. 17
Jan. 2                                                July 6   Dec. 24
April 13                                              Sept. 28 Dec. 25
May 1                                                 Oct. 28  Dec. 31

Denmark
Jan. 1                                                May 8    Dec. 24
April 9                                               May 21   Dec. 25
April 10                                              June 1   Dec. 31
April 13                                              June 5

Egypt
Jan 1                                                 April 27 July 23  Dec 7
Jan 7                                                 April 28 Oct 1    Dec 8
Jan 10                                                May 1    Oct 2    Dec 9
March 20                                              July 1   Oct 6    Dec 29

 Finland
 Jan. 1                                               May 1    Dec. 25
 Jan. 6                                               May 21   Dec. 26
 April 10                                             June 19  Dec. 31
 April 13                                             Dec. 24

 France
 Jan. 1                                               May 8    Dec. 25
 April 10                                             May 21
 April 13                                             July 14
 May 1                                                Nov. 11

 Germany
 Jan. 1                                               April 13 June 11
 Jan. 6                                               May 1    Dec. 24
 Feb. 23                                              May 21   Dec. 25
 April 10                                             June 1   Dec. 31

 Greece
 Jan. 1                                               April 10 May 1
 Jan. 6                                               April 13 June 8
 March 2                                              April 17 Oct. 28
 March 25                                             April 20 Dec. 25

 Hong Kong
 Jan. 1                                               April 13 Oct. 26
 Jan. 26                                              May 1    Dec. 24
 Jan. 27                                              May 28   Dec. 25
 Jan. 28                                              July 1   Dec. 31
 April 10                                             Oct. 1

 Hungary
 Jan. 1                                               June 1   Dec. 24
 Jan. 2                                               Aug. 20  Dec. 25
 April 13                                             Aug. 21
 May 1                                                Oct. 23

 India
 Jan. 8                                               April 3  July 1   Oct. 2
 Jan. 26                                              April 7  Aug. 15  Oct. 17
 Feb. 23                                              April 10 Aug. 19  Oct. 19
 March 10                                             April 14 Aug. 22  Nov. 2
 March 11                                             May 1    Sept. 21 Nov. 28
 March 27                                             May 9    Sept. 28 Dec. 25
 April 1                                              June 30  Sept. 30 Dec. 28

 Indonesia
 Jan. 1                                               July 20  Sept. 25
 Jan. 26                                              Aug. 17  Nov. 27
 March 26                                             Sept. 21 Dec. 18
 March 27                                             Sept. 22 Dec. 24
 April 10                                             Sept. 23 Dec. 25
 May 21                                               Sept. 24 Dec. 31

 Ireland
 Jan. 1                                               May 1    Oct. 26  Dec. 29
 March 17                                             May 4    Dec. 24
 April 10                                             June 1   Dec. 25

April 13                                           Aug. 3      Dec. 28

Israel
March 10                                           April 28    Sept. 20
April 8                                            April 29    Sept. 27
April 9                                            May 28      Sept. 28
April 14                                           May 29
April 15                                           July 30

Italy
Jan. 1                                             May 1       Dec. 24
Jan. 6                                             June 2      Dec. 25
April 10                                           June 29     Dec. 31
April 13                                           Dec. 8

Japan
Jan. 1                                             May 4       Oct. 12
Jan. 2                                             May 5       Nov. 3
Jan. 12                                            July 20     Nov. 23
Feb. 11                                            Sept. 21    Dec. 23
Mar. 20                                            Sept. 22    Dec. 31
April 29                                           Sept. 23

Jordan
Jan. 1                                             Sept. 20-24
Jan. 29                                            Nov. 26
March 9                                            Nov. 29
April 30                                           Nov. 30
May 25                                             Dec. 31
July 20

Malaysia
Jan. 1                                             May 1       Sept. 21 Dec. 25
Jan. 26                                            May 9       Sept. 22
Jan. 27                                            June 1      Oct. 17
Feb. 2                                             June 6      Nov. 27
March 9                                            Aug. 31     Dec. 18

Mexico
Jan. 1                                             April 9-10  Nov. 16
Feb. 2                                             May 1       Nov. 20
Feb. 5                                             Sept. 16    Dec. 25
March 16                                           Nov. 2

Morocco
Jan. 1                                             Aug. 14     Nov. 27
March 10                                           Aug. 20-21  Dec. 18
March 11                                           Sept. 21-22
May 1                                              Nov. 6
July 30                                            Nov. 18

Netherlands
Jan. 1                                             May 1
April 10                                           May 21
April 13                                           June 1
April 30                                           Dec. 25

New Zealand
Jan. 1-2                                          April 10   Dec. 25
Jan. 19                                           April 13   Dec. 28
Jan. 26                                           June 1
Feb. 6                                            Oct. 26

Norway
Jan. 1                                            May 21
April 9-10                                        June 1
April 13                                          Dec. 24-25
May 1                                             Dec. 31

Peru
Jan. 1                                            July 28-29 Dec. 31
April 9-10                                        Oct. 8
May 5                                             Dec. 8
June 29                                           Dec. 24-25

Philippines
Jan. 1                                            May 1      Nov. 2     Dec. 30
Feb. 25                                           June 12    Nov. 30    Dec. 31
April 9                                           Aug. 21    Dec. 24
April 10                                          Sept. 21   Dec. 25

Poland
Jan. 1                                            June 11
April 10                                          Nov. 11
April 13                                          Dec. 25
May 1

Portugal
Jan. 1                                            May 1      Dec. 8
Feb. 24                                           June 10-11 Dec. 24-25
April 10                                          Oct. 5
April 13                                          Dec. 1

Russia
Jan. 1                                            March 9    Nov. 4
Jan. 2                                            May 1      Nov. 6
Jan. 5-8                                          May 11
Feb. 23                                           June 12

Singapore
Jan. 1                                            May 1      Oct. 17
Jan. 26                                           May 9      Nov. 27
Jan. 27                                           Aug. 10    Dec. 25
April 10                                          Sept. 21

South Africa
Jan. 1                                            May 1      Dec. 16
April 10                                          June 16    Dec. 25
April 13                                          Aug. 10
April 27                                          Sept. 24

South Korea
Jan. 1                                            July 17
Jan. 26                                           Oct. 2

Jan. 27                                          Dec. 25
May 1                                            Dec. 31
May 5

Spain
Jan. 1                                           April 13   Nov. 2
Jan. 6                                           May 1      Nov. 9
March 19                                         May 15     Dec. 8
April 9-10                                       Oct. 12    Dec. 25

Sweden
Jan. 1                                           May 1      Dec. 31
Jan. 6                                           May 21
April 10                                         June 19
April 13                                         Dec. 24-25

Switzerland
Jan. 1-2                                         April 13   June 11  Dec. 24-25
Jan. 6                                           May 1      June 29  Dec. 31
March 19                                         May 21     Sept. 10
April 10                                         June 1     Dec. 8

Taiwan
Jan. 1                                           Jan. 27    May 28
Jan. 22                                          Jan. 28
Jan. 23                                          Jan. 29
Jan. 26                                          May 1

Thailand
Jan. 1                                           April 13   May 5    Aug. 12
Jan. 2                                           April 14   May 11   Oct. 23
Feb. 9                                           April 15   July 1   Dec. 7
April 6                                          May 1      July 8   Dec. 10
Dec. 31

Turkey
Jan. 1                                           Oct. 28-29
April 23                                         Nov. 26-27
May 19                                           Nov. 30
Sept. 21-22

United Kingdom
Jan. 1                                           May 25
April 10                                         Aug. 31
April 13                                         Dec. 25
May 4                                            Dec. 28

United States
Jan. 1                                           May 25     Nov. 11
Jan. 19                                          July 3-4   Nov. 26
Feb. 16                                          Sept. 7    Dec. 25
April 10                                         Oct. 12

Redemption. The longest redemption cycle for the Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Fund. In the calendar years 2008 and 2009*, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for the Fund is as follows:

                       Redemption Request                            Settlement
Country                       Date        Redemption Settlement Date   Period
-------                ------------------ -------------------------- ----------
Argentina
                        March 17, 2008           March 25, 2008           8
                        March 18, 2008           March 26, 2008           8
                        March 19, 2008           March 27, 2008           8

China
                          Feb. 4, 2008            Feb. 14, 2008          10
                          Feb. 5, 2008            Feb. 15, 2008          10
                          Feb. 6, 2008            Feb. 18, 2008          12
                        April 28, 2008              May 8, 2008          10
                        April 29, 2008              May 9, 2008          10
                        April 30, 2008             May 12, 2008          12
                        Sept. 26, 2008          October 8, 2008          12
                        Sept. 29, 2008          October 9, 2008          10
                        Sept. 30, 2008         October 10, 2008          10

Croatia
                         Dec. 19, 2008            Dec. 29, 2008          10
                         Dec. 22, 2008            Dec. 30, 2008           8
                         Dec. 23, 2008             Jan. 2, 2009          10

Czech Republic
                         Dec. 19, 2008            Dec. 28, 2008          10
                         Dec. 22, 2008            Dec. 30, 2008           8
                         Dec. 23, 2008             Dec. 31,2008           8

Denmark
                        March 17, 2008           March 25, 2008           8
                        March 18, 2008           March 26, 2008           8
                        March 19, 2008           March 27, 2008           8

Finland
                        March 17, 2008           March 25, 2008           8
                        March 18, 2008           March 26, 2008           8
                        March 19, 2008           March 27, 2008           8

Indonesia
                        Sept. 26, 2008          October 6, 2008          10
                        Sept. 29, 2008          October 7, 2008           8
                        Sept. 30, 2008          October 8, 2008           8

Japan
                         Dec. 26, 2008             Jan. 5, 2009          10
                         Dec. 29, 2008             Jan. 6, 2009           8
                         Dec. 30, 2008             Jan. 7, 2009           8

Mexico
                         March 14, 2008          March 24, 2008          10

Norway
                         March 17, 2008          March 25, 2008           8
                         March 18, 2008          March 26, 2008           8
                         March 19, 2008          March 27, 2008           8

Philippines
                         March 24, 2008            Jan. 2, 2009           9

Russia*
                          Dec. 26, 2008            Jan. 8, 2008          13
                          Dec. 27, 2008            Jan. 9, 2008          13
                          Dec. 28, 2008           Jan. 10, 2008          13

Sweden
                         March 17, 2008          March 25, 2008           8
                         March 18, 2008          March 26, 2008           8
                         March 19, 2008          March 27, 2008           8

Turkey
                           Dec. 4, 2008           Dec. 12, 2008           8
                           Dec. 5, 2008           Dec. 15, 2008          10

Venezuela
                         March 14, 2008          March 24, 2008          10
                         March 17, 2008          March 25, 2008           8
                         March 18, 2008          March 26, 2008           8

                      Redemption Request                             Settlement
Country                      Date         Redemption Settlement Date   Period
-------               ------------------  -------------------------- ----------
Argentina
                          April 3, 2009          April 11, 2009           8
                          April 4, 2009          April 12, 2009           8
                          April 5, 2009          April 13, 2009           8

China
                      January, 21, 2009            Feb. 4, 2009          14
                       January 22, 2009            Feb. 5, 2009          14
                       January 23, 2009            Feb. 6, 2009          14
                         April 28, 2009             May 8, 2009          10
                         April 29, 2009            May 11, 2009          10
                         April 30, 2009            May 12, 2009          12
                         Sept. 28, 2009         October 8, 2009          12
                         Sept. 29, 2009         October 9, 2009          10
                         Sept. 30, 2009        October 13, 2009          13

Denmark
                                              April 6, 2009  April 14, 2009  8
                                              April 7, 2009  April 15, 2009  8
                                              April 8, 2009  April 16, 2009  8

Indonesia
                                             Sept. 16, 2009  Sept. 24, 2009 12
                                             Sept. 17, 2009  Sept. 25, 2009 12
                                             Sept. 18, 2009  Sept. 28, 2009 12

Japan
                                             Sept. 16, 2009  Sept. 24, 2009  8
                                             Sept. 17, 2009  Sept. 25, 2009  8
                                             Sept. 18, 2009  Sept. 26, 2009  8

Norway
                                              April 6, 2009  April 14, 2009  8
                                              April 7, 2009  April 15, 2009  8
                                              April 8, 2009  April 16, 2009  8

Philippines
                                              Dec. 23, 2009    Jan. 4, 2010 12
                                              Dec. 28, 2009     Jan 5, 2010  8
                                              Dec. 29, 2009    Jan. 6, 2010  8

Russia**
                                              Dec. 29, 2009   Jan. 11, 2010 13
                                              Dec. 30, 2009   Jan. 12, 2010 13
                                              Dec. 30, 2009   Jan. 10, 2010 13

* Settlement dates in the table above have been confirmed as of 6/18/08. Holidays are subject to change without further notice.

**Assume likely 2010 holiday based on prior year. Settlement cycle in Russia is negotiated on a deal by deal basis. Above data reflects a hypothetical T+3 cycle.

Taxes

Regulated Investment Company Qualification. The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the company's taxable year, (a) at least 50% of the market value of the Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.

Although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. The Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the 12 months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Taxation of U.S. Shareholders. Dividends and other distributions by the Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who
(a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period; or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly-acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Back-Up Withholding. In certain cases, the Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Sections 351 and 362. The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the IRC, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund's basis in such securities on the date of deposit were less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. The Fund's transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the IRC (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the timing and tax character of shareholder distributions.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Qualified Dividend Income. Distributions by the Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations (but generally not U.S. REITs) and certain foreign corporations (e.g., foreign corporations which are not "passive foreign investment companies" and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries:
Australia, Austria, Bangladesh, Barbados, Belgium, Canada, China, Cyprus, Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Korea, Latvia, Lithuania, Luxembourg, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Philippines, Poland, Portugal, Romania, Russian Federation, Slovak Republic, Slovenia, South Africa, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, United Kingdom and Venezuela. A dividend from the Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the IRC. Dividends received by the Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains.

Corporate Dividends Received Deduction. The Fund does not expect dividends paid to its corporate shareholders to be eligible, in the hands of such shareholders, for the corporate dividends received deduction.

Excess Inclusion Income. Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non- U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the IRC are Fund shareholders. If a charitable remainder annuity trust or charitable remainder unitrust (each as defined in IRC Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If, as expected, more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporation the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. If the Fund were to make this election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

A distribution from the Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations. Restrictions apply regarding wash sales and substitute payment transactions.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

Reporting. If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Financial Statements

Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.

Miscellaneous Information

Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.

Shareholder Communications to the Board. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to: iShares Board of Trustees, c/o Barclays Global Investors, N.A. Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns share; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

BGI-SAI-22-1008
iShares(R)

Statement of Additional Information

Dated June 23, 2008 (as revised October 30, 2008)

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus ("Prospectus") for the following fund of iShares Trust (the "Trust"), as such Prospectus may be revised or supplemented from time to time:

iShares S&P Global Timber & Forestry Index Fund (the "Fund").

The Prospectus for the Fund is dated June 23, 2008. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. (the "Distributor"), at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com.

iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
General Description of the Trust and the Fund                                1
Exchange Listing and Trading                                                 1
Investment Strategies and Risks                                              2
   Diversification Status                                                    2
   Lending Portfolio Securities                                              2
   Repurchase Agreements                                                     2
   Reverse Repurchase Agreements                                             3
   Currency Transactions                                                     3
   Securities of Investment Companies                                        3
   Foreign Securities                                                        3
   Illiquid Securities                                                       4
   Short-Term Instruments and Temporary Investments                          4
   Futures and Options                                                       4
   Options on Futures Contracts                                              5
   Swap Agreements                                                           5
   Tracking Stocks                                                           5
   Future Developments                                                       5
General Considerations and Risks                                             5
   Risks of Derivatives                                                      5
   Risks of Equity Securities                                                5
   Risks of Futures and Options Transactions                                 6
   Risks of Swap Agreements                                                  6
   Risks of Investing in Non-U.S. Equity Securities                          7
   Dividend Risk                                                             7
Proxy Voting Policy                                                          7
Portfolio Holdings Information                                               8
Construction and Maintenance of the Underlying Index                         8
   The S&P Indexes Generally                                                 9
   S&P Global Timber & Forestry Index                                        9
Investment Limitations                                                       9
Continuous Offering                                                         10
Management                                                                  10
   Trustees and Officers                                                    10
   Committees of the Board of Trustees                                      15
   Remuneration of Trustees                                                 17
   Control Persons and Principal Holder of Securities                       17
Investment Advisory, Administrative and Distribution Services               17
   Investment Adviser                                                       17
   Portfolio Managers                                                       18
   Distributor                                                              20
   Codes of Ethics                                                          20
   Administrator, Custodian and Transfer Agent                              20
   Index Provider                                                           21
Brokerage Transactions                                                      21
Additional Information Concerning the Trust                                 21
   Shares                                                                   21
   Termination of the Trust or the Fund                                     22
   DTC as Securities Depository for the Shares of the Fund                  22
Creation and Redemption of Creation Units                                   23
   General                                                                  23
   Fund Deposit                                                             23
   Procedures for Creation of Creation Units                                23

                                                                           Page
                                                                           ----
   Placement of Creation Orders                                             24
   Issuance of a Creation Unit                                              24
   Acceptance of Orders for Creation Units                                  24
   Creation Transaction Fee                                                 25
   Redemption of Shares in Creation Units                                   25
   Redemption Transaction Fee                                               25
   Placement of Redemption Orders                                           26
   Regular Holidays                                                         27
   Redemption                                                               40
Taxes                                                                       40
   Regulated Investment Company Qualification                               40
   Taxation of RICs                                                         40
   Excise Tax                                                               41
   Taxation of U.S. Shareholders                                            41
   Sales of Shares                                                          41
   Back-Up Withholding                                                      42
   Sections 351 and 362                                                     42
   Taxation of Certain Derivatives                                          42
   Qualified Dividend Income                                                42
   Corporate Dividends Received Deduction                                   43
   Excess Inclusion Income                                                  43
   Foreign Investments                                                      43
   Passive Foreign Investment Companies                                     43
   Taxation of Non-U.S. Shareholders                                        44
   Other Taxes                                                              44
   Reporting                                                                44
   Net Capital Loss Carryforwards                                           44
Financial Statements                                                        45
Miscellaneous Information                                                   45
   Counsel                                                                  45
   Independent Registered Public Accounting Firm                            45
   Shareholder Communications to the Board                                  45

General Description of the Trust and the Fund

The Trust currently consists of over 130 separate investment portfolios called funds. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the "1933 Act"). This SAI relates solely to the Fund.

The investment objective of the Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (the "Underlying Index") representing publicly-traded equity securities of companies in a particular broad market, market segment, market sector or group of industries. The Fund is managed by Barclays Global Fund Advisors ("BGFA" or the "Investment Adviser"), a subsidiary of BGI.

The Fund offers and issues shares at their net asset value per share ("NAV") only in aggregations of a specified number of shares ("Creation Unit"), generally in exchange for a basket of equity securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). Shares of the Fund are listed and traded The NASDAQ Stock Market LLC ("NASDAQ" or the "Listing Exchange"), a national securities exchange. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 30,000 or multiples thereof.

The Trust reserves the right to offer a "cash" option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain with the Trust a cash deposit equal to at least 115%, which BGFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees for cash creations or redemptions may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of the Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the "indicative optimized portfolio value" ("IOPV") of the Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not part of the current Deposit Securities. Therefore, the Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund's NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued dividend and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in securities issued by companies that comprise the Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio.

The Fund engages in representative sampling, which is investing in a sample of securities selected by BGFA to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are included in the Underlying Index.

Diversification Status. The Fund is non-diversified. A "non-diversified" fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Index of the Fund and, consequently, the Fund's investment portfolio. This may adversely affect the Fund's performance or subject the Fund's shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "Regulated Investment Company" ("RIC") for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "IRC"), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the IRC may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Lending Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the "Board" or the "Trustees"). To the extent that the Fund engages in securities lending, BGI acts as securities lending agent for the Fund subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked-to-market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Fund will engage in repurchase agreements only with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. The Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's assets that are denominated in a foreign currency. The Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Securities of Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts ("REITs") to the extent allowed by law. Pursuant to the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

Foreign Securities. The Fund intends to purchase publicly-traded common stocks of foreign corporations. To the extent the Fund invests in stocks of foreign issuers, the Fund's investment in such stocks may be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign issuer. For ADRs, the depositary is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depositary may be a foreign or a U.S. entity and the underlying securities may be issued by a foreign or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally ADRs, issued in registered form, are designed for use in the U.S. securities markets and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BGFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general Depositary Receipts must be sponsored, however, a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to:
(i) shares of money market funds (including those advised by BGFA);
(ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises);
(iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase "Prime-1" by Moody's(R) Investor's Service, Inc. ("Moody's") or "A-1" by Standard & Poor's(R) Rating Service, a division of The McGraw Hill Companies, Inc. ("S&P(R)"), or if unrated, of comparable quality as determined by BGFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Futures and Options. The Fund may enter into U.S. futures contracts and options. These futures contracts and options will be used to simulate investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will enter into futures contracts and options only on futures contracts that are traded on a U.S. or foreign exchange. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require the Fund to maintain liquid assets. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," the Fund maintains liquid assets in an amount at least equal to the Fund's daily marked-to-market obligation (i.e., the Fund's daily net liability, if any), rather than the contracts' notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts' full notional value. The Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indexes that reflect the market value of common stock of the firms included in the investments. The Fund may enter into futures contracts to purchase securities indexes when

BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to "track" the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company's common stock.

Future Developments. The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks

A discussion of some of the risks associated with an investment in the Fund is contained in the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Equity Securities. An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general, and other factors that affect securities markets. An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Underlying Index are listed on a national securities exchange, the principal trading market for some may be over-the-counter. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

Risks of Investing in Non-U.S. Equity Securities. An investment in the Fund involves risks similar to those of investing in broad-based portfolios of equity securities traded on foreign exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Dividend Risk. There is no guarantee that the issuer of the stocks held by the Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Proxy Voting Policy

The Trust has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of BGFA, the investment adviser to the Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund's proxy voting guidelines and BGFA's role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for the Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BGFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies or certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates, or the Distributor or the Distributor's affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

   . The Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

   . The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

   . The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates (if any), or the Distributor or the Distributor's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BGFA voted proxies relating to the Fund's portfolio securities during the 12-month period ended June 30 will be available
(i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at www.iShares.com and (ii) on the SEC's website at www.sec.gov.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Fund's portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund's respective shareholders, (ii) does not put the interests of BGFA, the Distributor or any affiliated person of BGFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities" referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation ("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors (known as "Authorized Participants") that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Fund offers and redeems its shares ("iShares Exemptive Orders") and other institutional market participants and entities that provide information services.

Each business day, the Fund's portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund's anticipated holdings on the following business day.

Daily access to information concerning the Fund's portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants, and (ii) to other personnel of the Investment Adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Fund, and the terms of the Fund's current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Underlying Index

A description of the S&P indexes generally and the Underlying Index is provided below.

The S&P Indexes Generally

Issue Changes. General oversight responsibility for the S&P Indexes, including overall policy guidelines and methodology, is handled by an S&P Index Committee. Maintenance of component investments, including additions and deletions to these investments, is the responsibility of separate regional index committees composed of S&P staff specialized in the various regional equity markets and, in some cases with the assistance of local stock exchanges. Public announcements of index changes as the result of committee decisions will generally be made two business days in advance of the anticipated effective date whenever possible, although for exceptional corporate events announcements may be made earlier.

Index Maintenance. Maintaining the S&P Indexes includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs.

Index Availability. The S&P Indexes are calculated continuously and are available from major data vendors.

S&P Global Timber & Forestry Index

Number of Components: approximately 25

Index Description. The Underlying Index is comprised of approximately 25 of the largest publicly traded companies engaged in the ownership, management or the upstream supply chain of forests and timberlands. These may be forest products companies, timber REITs, paper products companies, paper packaging companies, or agricultural product companies that are engaged in the ownership, management or the upstream supply chain of forests and timberlands.

Component Selection Criteria. The initial universe from which the Underlying Index is drawn includes all publicly listed companies in Standard & Poor's CapitalIQ (CIQ) database that have the following terms in their business description: timber, forest, lumber, wood and/or plantation. Exposure scores are assigned to these companies on the basis of their CIQ primary industry classification (GICS(R)1), CIQ business description and other publicly available information such as annual reports. Companies with an exposure score of 1 or 0.5 become the selection universe for the Underlying Index. The Underlying Index is then narrowed down to stocks that meet the index's criteria for size, liquidity and market representation. The Underlying Index is modified market capitalization weighted. After S&P calculates the float-adjusted market capitalizations, weights are modified so that components and clusters do not exceed limits predetermined by S&P (currently, 8% for any single component).

Investment Limitations

The Board has adopted as a non-fundamental policy the investment objective of the Fund. Therefore, the Fund may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies the Fund's investment restrictions numbered one through six below. The restrictions for the Fund cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

The Fund will not:

1. Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in
    (i) and (ii), the Fund will be limited so that no more than 33/ 1//3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund's investment objective and policies).

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities. BGFA monitors the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:

   .   The frequency of trades and quotes for the security;

   . The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

   .   Dealer undertakings to make a market in the security; and

   . The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities and Depositary Receipts based on securities in its Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The Trust, iShares, Inc., Master Investment Portfolio ("MIP") and Barclays Global Investors Funds ("BGIF"), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 164 portfolios within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and, as a result, oversees an additional 26 portfolios within the fund complex. The address of each Trustee and Officer, unless otherwise indicated, is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, CA 94105. The Board has designated George G.C. Parker as its Lead Independent Trustee.

                                                    Principal Occupation(s)        Other Directorships Held by
Name (Year of Birth)            Position            During the Past 5 Years                  Director
--------------------      ---------------------- ------------------------------- ---------------------------------
Interested Trustees

*Lee T. Kranefuss (1961)  Trustee and            Global Chief Executive          Director of iShares, Inc. (since
                          Chairman               Officer iShares/Intermediary    2003); Trustee of BGIF and
                          (since 2003).          Groups of BGI (since 2008);     MIP (since 2001).
                                                 Chief Executive Officer,
                                                 iShares Intermediary Index
                                                 and Market Group of BGI
                                                 (2003-2008); Chief Executive
                                                 Officer of the Intermediary
                                                 Investor and Exchange Traded
                                                 Products Business of BGI
                                                 (2003-2005); Director of
                                                 BGFA (since 2005); Director,
                                                 President and Chief Executive
                                                 Officer of Barclays Global
                                                 Investors International, Inc.
                                                 (since 2005); Director and
                                                 Chairman of Barclays Global
                                                 Investors Services (since
                                                 2005); Chief Executive Officer
                                                 of the Individual Investor
                                                 Business of BGI (1999-2003).

*John E. Martinez (1962)  Trustee (since 2003).  Co-Chief Executive Officer of   Director of iShares, Inc. (since
                                                 Global Index and Markets        2003); Director of Real Estate
                                                 Group of BGI (2001-2003);       Equity Exchange (since 2005);
                                                 Chairman of Barclays Global     Chairman, Independent
                                                 Investors Services (2000-       Review Committee, Canadian
                                                 2003); Director, Barclays       iShares Funds (since 2007).
                                                 Global Investors UK
                                                 Holdings, Inc. (2000-2003).

--------
* Lee T. Kranefuss and John E. Martinez are deemed to be "interested persons" (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Fund's investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

                                                        Principal Occupation(s)        Other Directorships Held by
Name (Year of Birth)               Position             During the Past 5 Years                  Director
--------------------       ------------------------- ------------------------------- ---------------------------------
Independent Trustees

George G.C. Parker (1939)  Trustee (since 2000);     Dean Witter Distinguished       Director of iShares, Inc. (since
                           Lead Independent Trustee  Professor of Finance,           2002); Director of Continental
                           (since 2006).             Emeritus, Stanford University:  Airlines, Inc. (since 1996);
                                                     Graduate School of Business     Director of Community First
                                                     (since 1994).                   Financial Group (since 1995);
                                                                                     Director of Tejon Ranch
                                                                                     Company (since 1999);
                                                                                     Director of Threshold
                                                                                     Pharmaceuticals (since 2004);
                                                                                     Director of NETGEAR, Inc.
                                                                                     (since 2007).

Cecilia H. Herbert (1949)  Trustee (since 2005).     Chair of Investment             Director of iShares, Inc. (since
                                                     Committee, Archdiocese of       2005).
                                                     San Francisco (1994-2005);
                                                     Director (since 1998) and
                                                     President (since 2007) of the
                                                     Board of Directors, Catholic
                                                     Charities CYO; Trustee of
                                                     Pacific Select Funds (2004-
                                                     2005); Trustee of the
                                                     Montgomery Funds (1992-
                                                     2003); Trustee (since 2005)
                                                     and Chair of Finance and
                                                     Investment Committees (since
                                                     2006) of the Thacher School.

Charles A. Hurty (1943)    Trustee (since 2005).     Retired; Partner, KPMG LLP      Director of iShares, Inc. (since
                                                     (1968-2001).                    2005); Director of GMAM
                                                                                     Absolute Return Strategy Fund
                                                                                     (1 portfolio) (since 2002);
                                                                                     Director of Citigroup
                                                                                     Alternative Investments Multi-
                                                                                     Adviser Hedge Fund
                                                                                     Portfolios LLC (1 portfolio)
                                                                                     (since 2002); Director of
                                                                                     CSFB Alternative Investments
                                                                                     Fund (6 portfolios) (since
                                                                                     2005).

John E. Kerrigan (1955)    Trustee (since 2005).     Chief Investment Officer,       Director of iShares, Inc. (since
                                                     Santa Clara University (since   2005); Member of Advisory
                                                     2002); Managing Director,       Council for Commonfund
                                                     Merrill Lynch (1994-2002).      Distressed Debt Partners II
                                                                                     (since 2004).

Robert H. Silver (1955)    Trustee (since 2007).     President and Co-Founder        Director of iShares, Inc. (since
                                                     of The Bravitas Group, Inc.     2007); Director and Member
                                                     (since 2006); Member,           of the Audit and
                                                     Non-Investor Advisory           Compensation Committee of
                                                     Board of Russia Partners II,    EPAM Systems, Inc. (since
                                                     LP (since 2006); President      2006).
                                                     and Chief Operating Officer
                                                     (2003-2005) and Director
                                                     (1999-2005) of UBS Financial
                                                     Services, Inc.; President and
                                                     Chief Executive Officer of
                                                     UBS Services USA, LLC

                                                       Principal Occupation(s)        Other Directorships Held by
Name (Year of Birth)            Position               During the Past 5 Years                  Director
--------------------   --------------------------- -------------------------------- ---------------------------------
                                                   (1999-2005); Managing
                                                   Director, UBS America, Inc.
                                                   (2000-2005); Director and
                                                   Chairman of the YMCA of
                                                   Greater NYC (since 2001);
                                                   Broadway Producer (since
                                                   2006).

Darrell Duffie (1954). Trustee (since June 2008).  Professor, Stanford University:  Director of iShares, Inc. (since
                                                   Graduate School of Business      June 2008).
                                                   (since 1984).

                                                                             Principal Occupation(s)
Name (Year of Birth)                       Position                          During the Past 5 Years
--------------------        --------------------------------------- -------------------------------------------
Officers

Michael A. Latham (1965)    President                               Head of Americas iShares (since 2007);
                            (since 2007).                           Chief Operating Officer of the
                                                                    Intermediary Investors and Exchange
                                                                    Traded Products Business of BGI (since
                                                                    2003-2007); Director and Chief Financial
                                                                    Officer of Barclays Global Investors
                                                                    International, Inc. (since 2005); Director
                                                                    of Mutual Fund Delivery in the U.S.
                                                                    Individual Investor Business of BGI
                                                                    (2000-2003).

Geoffrey D. Flynn (1956)    Treasurer and Chief                     Chief Operating Officer, U.S. iShares,
                            Financial Officer                       BGI (since 2008); Director, Mutual Fund
                            (since 2007).                           Operations of BGI (since 2007);
                                                                    President, Van Kampen Investors
                                                                    Services (2003-2007); Managing
                                                                    Director, Morgan Stanley (2002-2007);
                                                                    President, Morgan Stanley Trust, FSB
                                                                    (2002-2007).

Eilleen M. Clavere (1952)   Secretary                               Head of Legal Administration of
                            (since 2007).                           Intermediary Investors Business of BGI
                                                                    (since 2006); Legal Counsel and Vice
                                                                    President of Atlas Funds, Atlas Advisers,
                                                                    Inc. and Atlas Securities, Inc. (2005-
                                                                    2006); Counsel of Kirkpatrick & Lockhart
                                                                    LLP (2001-2005).

Ira P. Shapiro (1963)       Vice President and Chief Legal Officer  Associate General Counsel (since 2004)
                            (since 2007).                           of BGI; First Vice President of Merrill
                                                                    Lynch Investment Managers (1993-2004).

Amy Schioldager (1962)      Executive Vice President                Head of U.S. Indexing, BGI (since 2006)
                            (since 2007).                           of BGI; Head of Domestic Equity
                                                                    Portfolio Management, BGI (2001-2006).

H. Michael Williams (1960)  Executive Vice President                Vice Chairman - Capital Markets, BGI
                            (since 2007).                           (since 2008); Head of Global Index and
                                                                    Markets Group of BGI (2006- 2008);
                                                                    Global Head of Securities Lending, BGI
                                                                    (2002-2006).

Patrick O'Connor (1967)     Vice President                          Head of iShares Portfolio Management,
                            (since 2007).                           BGI (since 2006); Senior Portfolio
                                                                    Manager, BGI (since 1999-2006).

Lee Sterne (1965)           Vice President                          Head of U.S. Fixed Income Index and
                            (since 2007).                           iShares, BGI (since 2007); Senior
                                                                    Portfolio Manager, BGI (2004-2007);
                                                                    Portfolio Manager, BGI (2001-2004).

Matt Tucker (1972)          Vice President                          Head of U.S. Fixed Income Investment
                            (since 2007).                           Solutions, BGI (since 2005); Fixed
                                                                    Income Investment Strategist, BGI

                                           Principal Occupation(s)
Name (Year of Birth)  Position             During the Past 5 Years
--------------------  --------  ----------------------------------------------
                                (2003-2005); Fixed Income Portfolio Manager,
                                BGI (1997-2003).

Committees of the Board of Trustees. Each Independent Trustee serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust;
(ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement);
(iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the calendar year ended December 31, 2007.

The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and
(vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Trustees. The Nominating and Governance Committee met four times during the calendar year ended December 31, 2007.

The following table sets forth, as of December 31, 2007, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a Fund is not listed below, the Trustee did not own any securities in that Fund as of the date indicated above:

                                                                              Aggregate Dollar Range of
                                                                              Equity Securities in all
                                                                                Registered Investment
                                     Name                    Dollar Range of    Companies Overseen by
Name                               of Index                 Equity Securities   Trustee in Family of
of Trustee                           Fund                      in the Fund      Investment Companies
----------           -------------------------------------- ----------------- -------------------------

Lee T. Kranefuss     iShares Lehman 1-3 Year Treasury Bond  $50,001-$100,000        Over $100,000
                     Fund
                     iShares Russell 3000 Index Fund           Over $100,000

John E. Martinez     iShares MSCI EAFE Index Fund              Over $100,000        Over $100,000
                     iShares Russell 1000 Index Fund           Over $100,000
                                                               Over $100,000
                     iShares Russell 1000 Value Index Fund
                     iShares Russell 2000 Index Fund           Over $100,000
                     iShares S&P 500 Index Fund                Over $100,000

George G.C. Parker   iShares Russell 2000 Index Fund        $50,001-$100,000        Over $100,000
                                                            $50,001-$100,000
                     iShares Russell 2000 Value Index Fund
                     iShares S&P 100 Index Fund                Over $100,000
                     iShares S&P 500 Value Index Fund          Over $100,000
                     iShares S&P MidCap 400 Index Fund       $10,001-$50,000
                     iShares S&P MidCap 400 Value Index        Over $100,000
                     Fund
                                                             $10,001-$50,000
                     iShares S&P Small Cap 600 Index Fund

                                                                                    Aggregate Dollar Range of
                                                                                    Equity Securities in all
                                                                                      Registered Investment
                                      Name                       Dollar Range of      Companies Overseen by
Name                                 of Index                   Equity Securities     Trustee in Family of
of Trustee                            Fund                         in the Fund        Investment Companies
----------           ----------------------------------------- -------------------- -------------------------
                     iShares Russell 1000 Value Index Fund     Over $       100,000
                     iShares Dow Jones Select Dividend Index   Over $       100,000
                     Fund
                     iShares S&P 500 Index Fund                Over $       100,000
                     iShares MSCI Mexico Index Fund            Over $       100,000
                     iShares MSCI EAFE Index Fund              Over $       100,000

Cecilia H. Herbert   iShares FTSE/Xinhua China 25 Index        Over $       100,000       Over $100,000
                     Fund
                     iShares MSCI Emerging Markets Index            $10,001-$50,000
                     Fund
                     iShares MSCI Hong Kong Index Fund              $10,001-$50,000
                     iShares MSCI Japan Index Fund                  $10,001-$50,000
                     iShares Dow Jones U.S. Consumer Goods          $10,001-$50,000
                     Sector Index Fund
                     iShares Russell 1000 Index Fund                $10,001-$50,000
                     iShares S&P Global Telecommunications          $10,001-$50,000
                     Sector Index Fund
                     iShares Dow Jones U.S. Technology              $     1-$10,000
                     Sector Index Fund
                     iShares S&P 500 Index Fund                Over $       100,000

Charles A. Hurty     iShares S&P 500 Index Fund                     $10,001-$50,000       Over $100,000
                     iShares FTSE/Xinhua China 25 Index             $10,001-$50,000
                     Fund
                     iShares Dow Jones Financial Sector Index       $10,001-$50,000
                     Fund
                     iShares Dow Jones U.S. Energy Sector           $10,001-$50,000
                     Index Fund
                     iShares Dow Jones U.S. Technology              $10,001-$50,000
                     Sector Index Fund
                     iShares MSCI EAFE Index Fund                   $10,001-$50,000
                     iShares MSCI Japan Index Fund                  $10,001-$50,000
                     iShares Dow Jones Select Dividend Index        $10,001-$50,000
                     Fund

John E. Kerrigan     iShares MSCI Japan Index Fund             Over $       100,000       Over $100,000
                     iShares MSCI Pacific ex-Japan Index       Over $       100,000
                     Fund
                     iShares MSCI EAFE Index Fund              Over $       100,000

Robert H. Silver     iShares Dow Jones U.S. Broker-Dealers     Over $       100,000       Over $100,000
                     Index Fund
                     iShares MSCI EAFE Index Fund              Over $       100,000
                     iShares S&P 500 Index Fund                Over $       100,000
                     iShares Russell 2000 Index Fund           Over $       100,000

Darrell Duffie       N/A                                            $             0            $      0

As of December 31, 2007, none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust ("Independent Trustees") or their immediate family members owned beneficially or of record any securities of BGFA (the Fund's investment adviser), the Distributor or any person controlling, controlled by or under common control with BGFA or the Distributor.

Remuneration of Trustees. The Trust pays each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $90,000 for meetings of the Board attended by the Trustee; also the Trust pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. During the period January 1, 2007 through December 31, 2007, the Trust paid each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $75,000 for meetings of the Board attended by the Trustee; also the Trust paid Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2007:

                                                                            Total
                                            Pension or                   Compensation
                             Aggregate      Retirement      Estimated      From the
                            Compensation Benefits Accrued    Annual          Fund
                              from the   As Part of Trust Benefits Upon    and Fund
Name of Interested Trustee     Trust       Expenses /1/   Retirement /1/ Complex /2/
--------------------------  ------------ ---------------- -------------- ------------
   Lee T. Kranefuss/3/.....   $     0     Not Applicable  Not Applicable   $      0
   John E. Martinez/3/.....   $75,000     Not Applicable  Not Applicable   $150,000

--------
/1/ No Trustee or officer is entitled to any pension or retirement benefits from the Trust.

/2/ Includes compensation for service on the Board of Directors of iShares, Inc.

/3/ Lee T. Kranefuss was not compensated by the Trust due to his employment with BGI during the time period reflected in the table.

The table below sets forth the compensation paid to each Independent Trustee for the calendar year ended December 31, 2007:

                                                 Pension or
                                                 Retirement
                                  Aggregate   Benefits Accrued   Estimated           Total
                                 Compensation        As           Annual         Compensation
                                   from the    Part of Trust   Benefits Upon     From the Fund
Name of Independent Trustee /1/     Trust       Expenses /2/   Retirement /2/ and Fund Complex /3/
------------------------------   ------------ ---------------- -------------- -------------------
     George G. C. Parker........   $100,000    Not Applicable  Not Applicable      $200,000
     John E. Kerrigan...........   $ 75,000    Not Applicable  Not Applicable      $150,000
     Charles A. Hurty...........   $ 95,000    Not Applicable  Not Applicable      $190,000
     Cecilia H. Herbert.........   $ 75,000    Not Applicable  Not Applicable      $150,000
     Robert H. Silver*..........   $ 56,250    Not Applicable  Not Applicable      $112,500

--------
*  Appointed to serve as Independent Trustee of the Trust effective March 9,
   2007.

/1/ Compensation is not shown for Darrell Duffie because he was appointed to serve as Independent Trustee of the Trust effective June 18, 2008.

/2/ No Trustee or officer is entitled to any pension or retirement benefits from the Trust.

/3/ Includes compensation for service on the Board of Directors of iShares, Inc.

The Trustees and officers of the Trust do not own any outstanding shares of the Fund as of the date of this SAI.

Control Persons and Principal Holders of Securities. Ownership information is not provided for the Fund as it had not commenced operations as of the date of this SAI.

Investment Advisory, Administrative and Distribution Services

Investment Adviser. BGFA serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

For its investment advisory services to the Fund and certain other iShares funds (iShares S&P Global Consumer Discretionary Sector Index Fund, iShares S&P Global Consumer Staples Sector Index Fund, iShares S&P Global Energy Sector Index Fund, iShares S&P Global Financials Sector Index Fund, iShares S&P Global Healthcare Sector Index Fund, iShares S&P Global Industrials Sector Index Fund, iShares S&P Global Infrastructure Index Fund, iShares S&P Global Materials Sector Index Fund, iShares S&P Global Technology Sector Index Fund, iShares S&P Global Telecommunications Sector Index Fund, iShares S&P Global Utilities Sector Index Fund, iShares S&P North American Natural Resources Sector Index Fund, iShares S&P North American Technology-Multimedia Networking Index Fund, iShares S&P North American Technology-Semiconductors Index Fund, iShares S&P North American Technology-Software Index Fund, iShares S&P North American Technology Sector Index Fund, iShares S&P Global Clean Energy Index Fund and iShares S&P Global Nuclear Energy Index Fund, which are offered in separate
SAIs), BGFA is paid a management fee based on the Fund's allocable portion of:
0.48% per annum of the aggregate net assets of those Funds less than or equal to $10.0 billion; plus 0.43% per annum of the aggregate net assets of those Funds in excess of $10.0 billion.

Pursuant to the Investment Advisory Agreement, BGFA is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense and taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses. For its investment management services to the Fund, BGFA is paid a management fee at the annual rates (as a percentage of the Fund's average net assets) set forth below:

Fund                                                             Management Fee
----                                                             --------------
iShares S&P Global Timber & Forestry Index Fund.................      0.48%

The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Fund is terminable without penalty on 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act). The Investment Advisory Agreement is also terminable upon 60 days' notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the shares of the Fund but (ii) do not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed BGFA or its affiliates would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA or its affiliates might offer to provide additional services.

BGFA and/or BGI may pay certain broker-dealers and intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. BGFA and/or BGI may also pay broker-dealers or intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange traded products in general. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by BGFA and/or BGI from their own resources and not from the assets of the Fund.

Portfolio Managers. The individuals named as Portfolio Managers in the Fund's Prospectus are primarily responsible for the day-to-day management of other iShares funds and certain other portfolios and/or accounts as indicated in the table below as of April 30, 2008:

Diane Hsiung

Types of Accounts                                       Number   Total Assets
-----------------                                       ------ ----------------
Registered Investment Companies........................  141   $282,298,000,000
Other Pooled Investment Vehicles.......................  N/A   $            N/A
Other Accounts.........................................    5   $    410,000,000
Accounts with Incentive-Based Fee Arrangements.........  N/A   $            N/A

Greg Savage

Types of Accounts                                       Number   Total Assets
-----------------                                       ------ ----------------
Registered Investment Companies........................  141   $282,298,000,000
Other Pooled Investment Vehicles.......................  N/A   $            N/A
Other Accounts.........................................    6   $    410,000,000
Accounts with Incentive-Based Fee Arrangements.........  N/A   $            N/A

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the iShares funds, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts of which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset- based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. Incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest that may result in the Portfolio Manager's favoring those portfolios or accounts with incentive-based fee arrangements.

The table below shows, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts, as of April 30, 2008:

Diane Hsiung

                                                    Number of
                                               Other Accounts with
                                                Performance Fees   Aggregate of
                                                     Managed       Total Assets
                                               ------------------- ------------
Registered Investment Companies...............         N/A             N/A
Other Pooled Investment Vehicles..............         N/A             N/A
Other Accounts................................         N/A             N/A

Greg Savage

                                                    Number of
                                               Other Accounts with
                                                Performance Fees   Aggregate of
                                                     Managed       Total Assets
                                               ------------------- ------------
Registered Investment Companies...............         N/A             N/A
Other Pooled Investment Vehicles..............         N/A             N/A
Other Accounts................................         N/A             N/A

As of April 30, 2008, with respect to all iShares funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers receive a salary and are eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including but not limited to the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager's business unit and an assessment of the Portfolio Manager's individual performance. Each Portfolio Manager's salary and annual bonus are paid in cash. BGFA also operates a mandatory bonus deferral plan for employees whose bonuses exceed certain thresholds which generally becomes payable three years after grant. One half of the mandatory deferral award is "notionally invested" in funds managed by BGI, and the other half is provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus, the value of the final award may be increased or decreased over the three-year period. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees (within the meaning of ERISA section 401(a))" as so specified under the terms of BGI's Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that plan.

If a Portfolio Manager is part of a select group of management or highly compensated employees and is designated by the plan administrators (in their discretion) to be eligible for participation in BGI's Voluntary Levered Alpha Participation Plan ("VLAPP"), the Portfolio Manager may elect to defer a portion of his or her bonus under VLAPP. Under this plan, the Portfolio Manager would receive an award corresponding to the deferred bonus portion if he or she voluntarily elects in advance to defer. VLAPP awards generally vest after three years. The award will be "notionally invested" in a fund(s) managed by BGI over the three-year period, and the return on that notional investment will determine the final award amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by a factor of two (2) for the sole purpose of determining the return on the award's notional investment.

Starting in 2008, Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Levered Alpha Participation Plan ("LAPP"). Under LAPP, these awards are determined annually, and generally vest in three equal installments over three years. Each vested installment is paid out upon vesting. At the option of the plan administrators, the award may be "notionally invested" in a fund(s) managed by BGI. If notionally invested, the return on that notional investment during the relevant vesting period will determine the award payout amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by the factor specified by the plan administrators at the time of the award grant for the sole purpose of determining the return on the award's notional investment.

Prior to December 31, 2007, Portfolio Managers were eligible for selection, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under the CEP, these awards were determined annually, and were generally scheduled to vest after two years. At the option of the CEP administrators, the award was "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award was not notionally invested, the original award amount was paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of April 30, 2008, Diane Hsiung and Greg Savage did not beneficially own any shares of the Fund.

Distributor. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under Securities Exchange Act of 1934, as amended (the "1934 Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC Participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

Codes of Ethics. The Trust, BGFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent for the Fund. State Street's principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to an Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as transfer agent for the Fund's authorized and issued shares of beneficial interest and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee.

Index Provider. The Fund is based upon a particular index compiled by S&P. S&P is not affiliated with the Fund or with BGI or BGI's affiliates. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with BGI, which in turn has a licensing agreement with S&P. BGI has provided the sub-license to the Fund without charge.

Brokerage Transactions

BGFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BGFA manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BGFA may deal, trade and invest for its own account in the types of securities in which the Fund may invest. BGFA may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover rates may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

Additional Information Concerning the Trust

Shares. The Trust currently consists of over 130 separate investment portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund, or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund's shares, a holder of shares may be a "control person" of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 24, 2008, the Board of Trustees may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more Funds commencing operations after September 24, 2008 (each a "New Fund") to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions (collectively "merge") with, to or into another New Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a fund and beneficial owners of 10% of the shares of a fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC's rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or the Fund. The Trust or the Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Fund. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the American Stock Exchange and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays (as observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (i.e., Deposit Securities), which constitutes an optimized representation of the securities of the Fund's Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any difference between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit.

BGFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the (subject to amendments) Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities changes pursuant to the changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Fund's Underlying Index.

The Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust also reserves the right to permit or require a "cash in lieu" amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be:
(i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC, or
(ii) a DTC Participant, and must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All creation orders must be placed for one or more Creation Units and whether through a Participating Party, a DTC Participant, must be received by the Distributor in proper form no later than the closing time of the regular trading session of the Listing Exchange ("Closing Time") (ordinarily 4:00 p.m., Eastern time) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a

Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor's broker through an Authorized Participant. In such cases there may be additional charges to such investor. A limited number of broker-dealers has executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities.

Investors placing orders for Creation Units of the Fund should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Closing Time. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

Placement of Creation Orders. State Street shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Units must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the Closing Time on any Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of cash or, if applicable, good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery and the Company will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a "T+3 basis" (i.e., three Business Days after trade date). However, as discussed in the Regular Holidays section of this SAI, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by the applicable Participant Agreement, Creation Units may be issued to such Authorized Participant notwithstanding the fact that corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which BGFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject any creation order for shares of the Fund transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form;
(ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares disseminated through the facilities of the NSCC for that date by BGFA, as described above;
(iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners or (vii) circumstances outside the control of the Trust, State Street, the Distributor or BGFA would make it impossible or impracticable to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC, State Street, the sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of such order. The Trust, State Street, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. A purchase transaction fee is imposed for the transfer and other transaction costs of the Fund associated with the issuance of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. When the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment up to a maximum additional charge as indicated in chart below. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth standard and maximum creation transaction fees:

                                                          Standard    Maximum
                                                          Creation   Additional
                                                         Transaction  Variable
                                                             Fee      Charge*
                                                         ----------- ----------
iShares S&P Global Timber & Forestry Index Fund**.......    $300        3.0%
--------
*  As a percentage of the amount invested.

** Cash and in-kind purchases are permitted.

Redemption of Shares in Creation Units. Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through State Street and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit by an investor who wishes to redeem a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

BGFA and the Distributor makes available through the NSCC, immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (such difference, the "Cash Redemption Amount"), less the redemption transaction fee set forth below. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemptions of shares will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities, may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming Beneficial Owner that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act. An Authorized Participant may request a redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund's NAV is not reasonably practicable or
(iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. Where the Trust permits in-kind redemptions, the redeeming investor will be assessed an additional variable charge on the cash-in-lieu portion of its redemption proceeds, up to a maximum additional variable charge as indicated in the chart below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the standard and maximum redemption transaction fees for the Fund:

                                                          Standard    Maximum
                                                         Redemption  Additional
                                                         Transaction  Variable
                                                             Fee      Charge*
                                                         ----------- ----------
iShares S&P Global Timber & Forestry Index Fund**.......    $300        2.0%
--------
*  As a percentage of the amount invested.

** Cash and in-kind purchases are permitted.

Placement of Redemption Orders. Orders to redeem Creation Units must be delivered through an Authorized Participant. An order in good form to redeem Creation Units is deemed received by the Trust on the Transmittal Date if:
(i) a request in satisfactory form to the Trust is received by State Street not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business Days after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of local holidays in the foreign countries relevant to the Fund.

In order to take delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant's agreement with the Distributor, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund's Transfer Agent, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which BGFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m. Eastern time, on the contractual settlement date and shall be held by State Street and marked to market daily, and the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant and income, if any, will be paid to the Authorized Participant. The Participant Agreement permits the Trust, on behalf of the Fund, to acquire the Deposit Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received in good form by the Trust. Therefore, if a redemption order in proper form is submitted to State Street by a DTC Participant not later than Closing Time on the Transmittal Date and the requisite number of shares of the relevant Fund are delivered to State Street prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. If, however, a redemption order is submitted to State Street by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (i.e., the Business Day on which the shares of the Fund are delivered through DTC to State Street by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion redeem such shares in cash and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Because the portfolio securities of the Fund may trade on days when the Listing Exchange for the Fund is closed or on days that are otherwise not Business Days for the Fund, investors may not be able to redeem their shares of the Fund or purchase and sell shares of the Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in relevant foreign markets.

Regular Holidays. The Fund generally intends to effect deliveries of Creation Units and Portfolio Securities. The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar years 2008 and 2009 in which the regular holidays affecting the relevant securities markets of the below listed countries are expected to be as follows (please note that these holiday schedules are subject to potential change in relevant securities markets):

2008
Argentina
Jan 1                  May 1              Nov 6              Dec 31
March 20               June 16            Dec 8
March 21               July 9             Dec 24
March 31               Aug 18             Dec 25

Australia
Jan. 1                 March 21           May 19             Aug. 13
Jan. 28                March 24           June 2             Oct. 6
March 3                April 25           June 9             Nov. 4
March 10               May 5              Aug. 4             Dec. 25
                                                             Dec. 26

Austria
Jan. 1                 May 12             Dec. 24
March 21               May 22             Dec. 25
March 24               Aug. 15            Dec. 26
May 1                  Dec. 8             Dec. 31

Belgium
Jan. 1                 May 2              Nov. 11
March 21               May 17             Dec. 25
March 24               July 21            Dec. 26
May 1                  Aug. 15            Dec. 31

Brazil
Jan 1                  March 21           July 9             Dec 31
Jan 25                 April 21           Nov 20
Feb 4                  May 1              Dec 24
Feb 5                  May 22             Dec 25

Canada
Jan. 1                 May 21             Sept. 3            Dec. 26
Jan. 2                 June 25            Oct. 8
Feb. 19                July 2             Nov. 12
April 6                Aug. 6             Dec. 25

Chile
Jan 1                  Aug 15             Dec 25
March 21               Sep 18             Dec 31
May 1                  Sep 19
May 21                 Dec 8

China
Jan 1                  May 1-2            Sep 1              Nov 11
Jan 21                 May 5-7            Oct 1-3            Nov 27
Feb 4-8                May 26             Oct 6-7            Dec 25
Feb 11-13              July 4             Oct 13

Colombia
Jan 1                  May 1              Aug 7              Dec 8
Jan 7                  May 5              Aug 18             Dec 25
March 20               May 26             Oct 13             Dec 31
March 21               June 2             Nov 3
March 24               June 30            Nov 17

Czech Republic
Jan 1                  Oct 28             Dec 26
Mar 24                 Nov 17             Dec 31
May 1                  Dec 24
May 8                  Dec 25

Denmark
Jan. 1                 April 18           Dec. 24
March 20               May 1              Dec. 25
March 21               May 12             Dec. 26
March 24               June 5             Dec. 31

Egypt
Jan 1                  April 27           July 23            Dec 7
Jan 7                  April 28           Oct 1              Dec 8
Jan 10                 May 1              Oct 2              Dec 9
March 20               July 1             Oct 6              Dec 29

Finland
Jan. 1                 June 20            Dec. 31
March 21               Dec. 24
March 24               Dec. 25
May 1                  Dec. 26

France
Jan. 1                 May 8              Dec. 25
March 21               June 14            Dec. 26
March 24               Aug. 15
May 1                  Nov. 11

Germany
Jan. 1                 May 1              Oct. 3             Dec. 31
Feb. 4                 May 12             Dec. 24
March 21               May 22             Dec. 25
March 24               Aug. 15            Dec. 26

Greece
Jan. 1                 March 25           June 16            Dec. 26
March 10               April 25           Aug. 15
March 21               April 18           Oct. 28
March 24               May 1              Dec. 25

Hong Kong
Jan. 1                 March 24           July 1             Dec. 25
Feb. 6                 April 4            Sept. 15           Dec. 26
Feb. 7                 May 1              Oct. 1             Dec. 31
Feb. 8                 May 12             Oct. 7
March 21               June 9             Dec. 24

Hungary
Jan 1                  May 12             Dec 24
March 24               Aug 20             Dec 25
May 1                  Oct 23             Dec 26
May 2                  Oct 24

India
Jan 19                 April 14           Aug 19             Oct 30
Jan 26                 April 18           Aug 22             Nov 12
March 6                May 1              Sept 3             Nov 13
March 21               May 20             Sept 30            Dec 9
March 22               June 30            Oct 2              Dec 25
April 1                July 1             Oct 9
April 7                Aug 15             Oct 28

Indonesia
Jan 1                  April 7            Sept 29            Dec 25
Jan 10                 May 1              Oct 1              Dec 26
Jan 11                 May 20             Oct 2              Dec 29
Feb 7                  July 28            Oct 3              Dec 31
March 20               July 30            Dec 8
March 21               Aug 18             Dec 24

Ireland
Jan. 1                 May 1              Oct. 27            Dec. 29
March 17               May 5              Dec. 24
March 21               June 2             Dec. 25
March 24               Aug. 4             Dec. 26

Israel
March 21               June 9             Oct 8              Oct 21
April 20               Aug 10             Oct 9
May 7                  Sept 29            Oct 13
May 8                  Sept 30            Oct 14
June 8                 Oct 1              Oct 20

Italy
Jan. 1                 June 2             Dec. 25
March 21               Aug. 15            Dec. 26
April 25               Dec. 8             Dec. 31
May 1                  Dec. 24

Japan
Jan 1-3                July 21            Dec 23
Jan 14                 Sept 15            Dec 31
Feb 11                 Sept 23
March 20               Oct 13
April 29               Nov 3
May 5                  Nov 24

Jordan
Jan 1                  July 30            Nov 13             Dec 25
Jan 10                 Sept 29            Dec 7              Dec 29
Jan 30                 Sept 30            Dec 8              Dec 31
March 20               Oct 1              Dec 9
May 1                  Oct 2              Dec 10
May 25                 Oct 5              Dec 11

Malaysia
Jan 1                  March 20           Sept 1             Dec 8
Jan 10                 May 1              Oct 1              Dec 25
Feb 1                  May 19             Oct 2              Dec 29
Feb 6                  May 20             Oct 3
Feb 7                  May 30             Oct 27
Feb 8                  June 7             Oct 28

Mexico
Jan 1                  March 21           Nov 20
Feb 4                  May 1              Dec 12
March 17               Sept 16            Dec 25
March 20               Nov 17

Morocco
Jan 1                  May 1              Oct 1              Dec 9
Jan 10                 July 30            Oct 2              Dec 10
Jan 11                 Aug 14             Nov 6              Dec 29
Mar 20                 Aug 20             Nov 18
Mar 21                 Aug 21             Dec 8

Netherlands
Jan. 1                 May 1
March 21               May 12
March 24               Dec. 25
April 30               Dec. 26

New Zealand
Jan. 1                 Feb. 6             June 2
Jan. 2                 March 21           Oct. 27
Jan. 21                March 24           Dec. 25
Jan. 28                April 25           Dec. 26

Norway
Jan. 1                 May 1              Dec. 26
March 20               May 12             Dec. 31
March 21               Dec. 24
March 24               Dec. 25

Peru
Jan 1                  July 28            Dec 24
March 20               July 29            Dec 25
March 21               Oct 8              Dec 31
May 1                  Dec 8

Philippines
Jan 1                  June 12            Dec 25
Feb 25                 Aug 21             Dec 30
March 20               Oct 1              Dec 31
March 21               Dec 24

Poland
Jan 1                  May 22             Nov 11
March 21               June 7             Dec 25
March 24               June 22            Dec 26
May 1                  Aug 15

Portugal
Jan. 1                 April 25           June 13            Dec. 25
Feb. 5                 May 1              Dec. 1             Dec. 26
March 21               May 22             Dec. 8
March 24               June 10            Dec. 24

Russia
Jan 1-4                May 1-2
Jan 7-9                May 9
Feb 25                 June 12-13
March 10               Nov 3-4

Singapore
Jan. 1                 May 1              Oct. 1             Dec. 17
Feb. 7                 May 19             Oct. 27            Dec. 25
Feb. 8                 May 20             Oct. 28
March 21               Aug. 9             Dec. 8

South Africa
Jan 1                  May 1              Dec 25
March 21               June 16            Dec 26
March 24               Sept 24
April 28               Dec 16

South Korea
Jan 1                  April 10           July 17            Dec 31
Feb 6                  May 1              Aug 15
Feb 7                  May 5              Sept 5
Feb 8                  May 12             Oct 3
April 9                June 6             Dec 25

Spain
Jan. 1                 March 24           July 25            Dec. 26
Jan. 7                 May 1              Aug. 15
March 20               May 2              Dec. 8
March 21               May 15             Dec. 25

Sweden
Jan. 1                 June 6             Dec. 26
March 21               June 20            Dec. 31
March 24               Dec. 24
May 1                  Dec. 25

Switzerland
Jan. 1                 March 24           Aug. 1             Dec. 24
Jan. 2                 May 1              Aug. 15            Dec. 25
March 19               May 12             Sept. 11           Dec. 26
March 21               May 22             Dec. 8             Dec. 31

Taiwan
Jan 1                  Feb 7              April 4
Feb 4                  Feb 8              May 1
Feb 5                  Feb 11             June 9
Feb 6                  Feb 28             Oct 10

Thailand
Jan 1                  April 15           July 1             Dec 5
Feb 20                 May 1              July 18            Dec 10
April 7                May 5              Aug 12
April 14               May 20             Oct 23

Turkey
Jan 1                  Sept 30            Oct 28             Dec 10
April 23               Oct 1              Oct 29             Dec 11
May 19                 Oct 2              Dec 8              Dec 12
Sept 29                Oct 3              Dec 9

United Kingdom
Jan. 1                 May 26
March 21               Aug. 25
March 24               Dec. 25
May 5                  Dec. 26

United States
Jan. 1                 May 26             Nov. 11
Jan. 21                July 4             Nov. 27
Feb. 18                Sept. 1            Dec. 25
March 21               Oct. 13

2009
Argentina
Jan. 1                 May 1              Aug. 17            Dec. 24
April 6                May 25             Oct. 12            Dec. 25
April 9                June 15            Nov. 6             Dec. 31
April 10               July 9             Dec. 8

Australia
Jan. 1                 April 13           June 8             Nov. 3
Jan. 26                April 27           Aug. 3             Dec. 25
March 2                May 5              Aug. 12            Dec. 28
March 9                May 18             Sept. 28
April 10               June 1             Oct. 5

Austria
Jan. 1                 May 1              Oct. 26
Jan. 6                 May 21             Dec. 8
April 10               June 1             Dec. 24
April 13               June 11            Dec. 25

Belgium
Jan. 1                 May 21             Nov. 2
April 10               May 22             Nov. 11
April 13               June 1             Dec. 25
May 1                  July 21

Brazil
Jan. 1                 April 10           July 9             Nov. 20
Jan. 20                April 21           Sept. 7            Dec. 24
Feb. 23                May 1              Oct. 12            Dec. 25
Feb. 24                June 11            Nov. 2             Dec. 31

Canada
Jan. 1                 May 18             Sept. 7            Dec. 28
Jan. 2                 June 24            Oct. 12
Feb. 16                July 1             Nov. 11
April 10               Aug. 3             Dec. 25

Chile
Jan. 1                 June 8             Dec. 8
April 10               June 29            Dec. 25
May 1                  Sept. 18           Dec. 31
May 21                 Oct. 12

China
Jan. 1                 Feb. 3             Sept. 7            Nov. 26
Jan. 19                Feb. 16            Oct. 1-7           Dec. 25
Jan. 26-30             May 1-7            Oct. 12
Feb. 2                 May 25             Nov. 11

Colombia
Jan. 1                 May 1              July 20            Nov. 16
Jan. 12                May 25             Aug 7              Dec. 8
March 23               June 15            Aug 17             Dec. 25
April 9                June 22            Oct. 12            Dec. 31
April 10               June 29            Nov. 2

Czech Republic
Jan. 1                 May 8              Nov. 17
Jan. 2                 July 6             Dec. 24
April 13               Sept. 28           Dec. 25
May 1                  Oct. 28            Dec. 31

Denmark
Jan. 1                 May 8              Dec. 24
April 9                May 21             Dec. 25
April 10               June 1             Dec. 31
April 13               June 5

Egypt
Jan 1                  April 27           July 23            Dec 7
Jan 7                  April 28           Oct 1              Dec 8
Jan 10                 May 1              Oct 2              Dec 9
March 20               July 1             Oct 6              Dec 29

Finland
Jan. 1                 May 1              Dec. 25
Jan. 6                 May 21             Dec. 26
April 10               June 19            Dec. 31
April 13               Dec. 24

France
Jan. 1                 May 8              Dec. 25
April 10               May 21
April 13               July 14
May 1                  Nov. 11

Germany
Jan. 1                 April 13           June 11
Jan. 6                 May 1              Dec. 24
Feb. 23                May 21             Dec. 25
April 10               June 1             Dec. 31

Greece
Jan. 1                 April 10           May 1
Jan. 6                 April 13           June 8
March 2                April 17           Oct. 28
March 25               April 20           Dec. 25

Hong Kong
Jan. 1                 April 13           Oct. 26
Jan. 26                May 1              Dec. 24
Jan. 27                May 28             Dec. 25
Jan. 28                July 1             Dec. 31
April 10               Oct. 1

Hungary
Jan. 1                 June 1             Dec. 24
Jan. 2                 Aug. 20            Dec. 25
April 13               Aug. 21
May 1                  Oct. 23

India
Jan. 8                 April 3            July 1             Oct. 2
Jan. 26                April 7            Aug. 15            Oct. 17
Feb. 23                April 10           Aug. 19            Oct. 19
March 10               April 14           Aug. 22            Nov. 2
March 11               May 1              Sept. 21           Nov. 28
March 27               May 9              Sept. 28           Dec. 25
April 1                June 30            Sept. 30           Dec. 28

Indonesia
Jan. 1                 July 20            Sept. 25
Jan. 26                Aug. 17            Nov. 27
March 26               Sept. 21           Dec. 18
March 27               Sept. 22           Dec. 24
April 10               Sept. 23           Dec. 25
May 21                 Sept. 24           Dec. 31

Ireland
Jan. 1                 May 1              Oct. 26            Dec. 29
March 17               May 4              Dec. 24
April 10               June 1             Dec. 25
April 13               Aug. 3             Dec. 28

Israel
March 10               April 28           Sept. 20
April 8                April 29           Sept. 27
April 9                May 28             Sept. 28
April 14               May 29
April 15               July 30

Italy
Jan. 1                 May 1              Dec. 24
Jan. 6                 June 2             Dec. 25
April 10               June 29            Dec. 31
April 13               Dec. 8

Japan
Jan. 1                 May 4              Oct. 12
Jan. 2                 May 5              Nov. 3
Jan. 12                July 20            Nov. 23
Feb. 11                Sept. 21           Dec. 23
Mar. 20                Sept. 22           Dec. 31
April 29               Sept. 23

Jordan
Jan. 1                 Sept. 20-24
Jan. 29                Nov. 26
March 9                Nov. 29
April 30               Nov. 30
May 25                 Dec. 31
July 20

Malaysia
Jan. 1                 May 1              Sept. 21           Dec. 25
Jan. 26                May 9              Sept. 22
Jan. 27                June 1             Oct. 17
Feb. 2                 June 6             Nov. 27
March 9                Aug. 31            Dec. 18

Mexico
Jan. 1                 April 9-10         Nov. 16
Feb. 2                 May 1              Nov. 20
Feb. 5                 Sept. 16           Dec. 25
March 16               Nov. 2

Morocco
Jan. 1                 Aug. 14            Nov. 27
March 10               Aug. 20-21         Dec. 18
March 11               Sept. 21-22
May 1                  Nov. 6
July 30                Nov. 18

Netherlands
Jan. 1                 May 1
April 10               May 21
April 13               June 1
April 30               Dec. 25

New Zealand
Jan. 1-2               April 10           Dec. 25
Jan. 19                April 13           Dec. 28
Jan. 26                June 1
Feb. 6                 Oct. 26

Norway
Jan. 1                 May 21
April 9-10             June 1
April 13               Dec. 24-25
May 1                  Dec. 31

Peru
Jan. 1                 July 28-29         Dec. 31
April 9-10             Oct. 8
May 5                  Dec. 8
June 29                Dec. 24-25

Philippines
Jan. 1                 May 1              Nov. 2             Dec. 30
Feb. 25                June 12            Nov. 30            Dec. 31
April 9                Aug. 21            Dec. 24
April 10               Sept. 21           Dec. 25

Poland
Jan. 1                 June 11
April 10               Nov. 11
April 13               Dec. 25
May 1

Portugal
Jan. 1                 May 1              Dec. 8
Feb. 24                June 10-11         Dec. 24-25
April 10               Oct. 5
April 13               Dec. 1

Russia
Jan. 1                 March 9            Nov. 4
Jan. 2                 May 1              Nov. 6
Jan. 5-8               May 11
Feb. 23                June 12

Singapore
Jan. 1                 May 1              Oct. 17
Jan. 26                May 9              Nov. 27
Jan. 27                Aug. 10            Dec. 25
April 10               Sept. 21

South Africa
Jan. 1                 May 1              Dec. 16
April 10               June 16            Dec. 25
April 13               Aug. 10
April 27               Sept. 24

South Korea
Jan. 1                 July 17
Jan. 26                Oct. 2
Jan. 27                Dec. 25
May 1                  Dec. 31
May 5

Spain
Jan. 1                 April 13           Nov. 2
Jan. 6                 May 1              Nov. 9
March 19               May 15             Dec. 8
April 9-10             Oct. 12            Dec. 25

Sweden
Jan. 1                 May 1              Dec. 31
Jan. 6                 May 21
April 10               June 19
April 13               Dec. 24-25

Switzerland
Jan. 1-2               April 13           June 11            Dec. 24-25
Jan. 6                 May 1              June 29            Dec. 31
March 19               May 21             Sept. 10
April 10               June 1             Dec. 8

Taiwan
Jan. 1                 Jan. 27            May 28
Jan. 22                Jan. 28
Jan. 23                Jan. 29
Jan. 26                May 1

Thailand
Jan. 1                 April 13           May 5              Aug. 12
Jan. 2                 April 14           May 11             Oct. 23
Feb. 9                 April 15           July 1             Dec. 7
April 6                May 1              July 8             Dec. 10
Dec. 31

Turkey
Jan. 1                 Oct. 28-29
April 23               Nov. 26-27
May 19                 Nov. 30
Sept. 21-22

United Kingdom
Jan. 1                 May 25
April 10               Aug. 31
April 13               Dec. 25
May 4                  Dec. 28

United States
Jan. 1                 May 25             Nov. 11
Jan. 19                July 3-4           Nov. 26
Feb. 16                Sept. 7            Dec. 25
April 10               Oct. 12

Redemption. The longest redemption cycle for the Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Fund. In the calendar years 2008 and 2009*, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for the Fund is as follows:

                    Redemption Request Redemption Settlement    Settlement
Country                   Date                 Date               Period
------------------  ------------------ --------------------- -----------------
Argentina
                       March 17, 2008       March 25, 2008                   8
                       March 18, 2008       March 26, 2008                   8
                       March 19, 2008       March 27, 2008                   8

China
                         Feb. 4, 2008        Feb. 14, 2008                  10
                         Feb. 5, 2008        Feb. 15, 2008                  10

                          Feb. 6, 2008       Feb. 18, 2008                  12
                        April 28, 2008         May 8, 2008                  10
                        April 29, 2008         May 9, 2008                  10
                        April 30, 2008        May 12, 2008                  12
                        Sept. 26, 2008     October 8, 2008                  12
                        Sept. 29, 2008     October 9, 2008                  10
                        Sept. 30, 2008    October 10, 2008                  10

Croatia
                         Dec. 19, 2008       Dec. 29, 2008                  10
                         Dec. 22, 2008       Dec. 30, 2008                   8
                         Dec. 23, 2008        Jan. 2, 2009                  10

Czech Republic
                         Dec. 19, 2008       Dec. 28, 2008                  10
                         Dec. 22, 2008       Dec. 30, 2008                   8
                         Dec. 23, 2008        Dec. 31,2008                   8

Denmark
                        March 17, 2008      March 25, 2008                   8
                        March 18, 2008      March 26, 2008                   8
                        March 19, 2008      March 27, 2008                   8

Finland
                        March 17, 2008      March 25, 2008                   8
                        March 18, 2008      March 26, 2008                   8
                        March 19, 2008      March 27, 2008                   8

Indonesia
                        Sept. 26, 2008     October 6, 2008                  10
                        Sept. 29, 2008     October 7, 2008                   8
                        Sept. 30, 2008     October 8, 2008                   8

Japan
                         Dec. 26, 2008        Jan. 5, 2009                  10
                         Dec. 29, 2008        Jan. 6, 2009                   8
                         Dec. 30, 2008        Jan. 7, 2009                   8

Mexico
                        March 14, 2008      March 24, 2008                  10

Norway
                        March 17, 2008      March 25, 2008                   8
                        March 18, 2008      March 26, 2008                   8
                        March 19, 2008      March 27, 2008                   8

Philippines
                        March 24, 2008        Jan. 2, 2009                   9

Russia*
                         Dec. 26, 2008        Jan. 8, 2008                  13
                         Dec. 27, 2008        Jan. 9, 2008                  13
                         Dec. 28, 2008       Jan. 10, 2008                  13

Denmark
Sweden
                      March 17, 2008      March 25, 2008                     8
                      March 18, 2008      March 26, 2008                     8
                      March 19, 2008      March 27, 2008                     8

Turkey
                       Dec. 4, 2008       Dec. 12, 2008                      8
                       Dec. 5, 2008       Dec. 15, 2008                     10

Venezuela
                      March 14, 2008      March 24, 2008                    10
                      March 17, 2008      March 25, 2008                     8
                      March 18, 2008      March 26, 2008                     8

                   Redemption Request  Redemption Settlement    Settlement
Country                   Date                 Date               Period
-------            ------------------  --------------------- -----------------
Argentina
                        April 3, 2009       April 11, 2009                   8
                        April 4, 2009       April 12, 2009                   8
                        April 5, 2009       April 13, 2009                   8

China
                    January, 21, 2009         Feb. 4, 2009                  14
                     January 22, 2009         Feb. 5, 2009                  14
                     January 23, 2009         Feb. 6, 2009                  14
                       April 28, 2009          May 8, 2009                  10
                       April 29, 2009         May 11, 2009                  10
                       April 30, 2009         May 12, 2009                  12
                       Sept. 28, 2009      October 8, 2009                  12
                       Sept. 29, 2009      October 9, 2009                  10
                       Sept. 30, 2009     October 13, 2009                  13

Denmark
                        April 6, 2009       April 14, 2009                   8
                        April 7, 2009       April 15, 2009                   8
                        April 8, 2009       April 16, 2009                   8

Indonesia
                       Sept. 16, 2009       Sept. 24, 2009                  12
                       Sept. 17, 2009       Sept. 25, 2009                  12
                       Sept. 18, 2009       Sept. 28, 2009                  12

Japan
                       Sept. 16, 2009       Sept. 24, 2009                   8
                       Sept. 17, 2009       Sept. 25, 2009                   8
                       Sept. 18, 2009       Sept. 26, 2009                   8

Norway
                        April 6, 2009       April 14, 2009                   8
                        April 7, 2009       April 15, 2009                   8
                        April 8, 2009       April 16, 2009                   8

Denmark

Philippines
                         Dec. 23, 2009        Jan. 4, 2010                  12
                         Dec. 28, 2009         Jan 5, 2010                   8
                         Dec. 29, 2009        Jan. 6, 2010                   8

Russia**
                         Dec. 29, 2009       Jan. 11, 2010                  13
                         Dec. 30, 2009       Jan. 12, 2010                  13
                         Dec. 31, 2009       Jan. 10, 2010                  13

* Settlement dates in the table above have been confirmed as of 6/18/08. Holidays are subject to change without further notice.

** Assume likely 2010 holiday based on prior year. Settlement cycle in Russia is negotiated on a deal by deal basis. Above data reflects a hypothetical T+3 cycle.

Taxes

Regulated Investment Company Qualification. The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the company's taxable year, (a) at least 50% of the market value of the Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.

Although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership. The Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the 12 months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Taxation of U.S. Shareholders. Dividends and other distributions by the Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period; or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly-acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Back-Up Withholding. In certain cases, the Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Sections 351 and 362. The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the IRC, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund's basis in such securities on the date of deposit were less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. The Fund's transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the IRC (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

In certain situations, the Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the timing and tax character of shareholder distributions.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Qualified Dividend Income. Distributions by the Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations (but generally not U.S. REITs) and certain foreign corporations (e.g., foreign corporations which are not "passive foreign investment companies" and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries:
Australia, Austria, Bangladesh, Barbados, Belgium, Canada, China, Cyprus, Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Korea, Latvia, Lithuania, Luxembourg, Mexico, Morocco, Netherlands, New Zealand, Norway, Pakistan, Philippines, Poland, Portugal, Romania, Russian Federation, Slovak Republic, Slovenia, South Africa, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, United Kingdom and Venezuela. A dividend from the Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the IRC. Dividends received by the Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains.

Corporate Dividends Received Deduction. The Fund does not expect dividends paid to its corporate shareholders to be eligible, in the hands of such shareholders, for the corporate dividends received deduction.

Excess Inclusion Income. Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non- U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the IRC are Fund shareholders. If a charitable remainder annuity trust or charitable remainder unitrust (each as defined in IRC section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If, as expected, more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporation, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. If the Fund were to make this election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

A distribution from the Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations. Restrictions apply regarding wash sales and substitute payment transactions.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

Reporting. If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements

Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.

Miscellaneous Information

Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.

Shareholder Communications to the Board. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to: iShares Board of Trustees, c/o Barclays Global Investors, N.A. Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns share; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

BGI-SAI-23-1008
iShares(R)

Statement of Additional Information

Dated March 26, 2008 (as revised October 30, 2008)

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus ("Prospectus") for the following fund of iShares Trust (the "Trust"), as such Prospectus may be revised or supplemented from time to time:

iShares MSCI ACWI Index Fund (the "Fund").

The Prospectus for the Fund is dated March 26, 2008. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. (the "Distributor"), at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com.

iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                                                                           Page
                                                                           ----
General Description of the Trust and the Fund.............................   1
Exchange Listing and Trading..............................................   1
Investment Strategies and Risks...........................................   2
   Diversification Status.................................................   2
   Lending Portfolio Securities...........................................   2
   Repurchase Agreements..................................................   3
   Reverse Repurchase Agreements..........................................   3
   Currency Transactions..................................................   3
   Foreign Securities.....................................................   3
   Short-Term Instruments and Temporary Investments.......................   4
   Securities of Investment Companies.....................................   4
   Illiquid Securities....................................................   4
   Futures and Options....................................................   4
   Options on Futures Contracts...........................................   5
   Swap Agreements........................................................   5
   Tracking Stocks........................................................   5
   Future Developments....................................................   5
General Considerations and Risks..........................................   5
   Risks of Derivatives...................................................   6
   Risks of Equity Securities.............................................   6
   Risks of Futures and Options Transactions..............................   6
   Risks of Swap Agreements...............................................   7
   Risks of Investing in Non-U.S. Equity Securities.......................   7
   Dividend Risk..........................................................   7
Proxy Voting Policy.......................................................   7
Portfolio Holdings Information............................................   8
Construction and Maintenance of the Underlying Index......................   9
The MSCI Indexes Generally................................................   9
   MSCI Standard Indexes..................................................   9
   Weighting..............................................................   9
   Regional Weights.......................................................  10
   Selection Criteria.....................................................  10
       (i) Defining the Equity Universe...................................  10
       (ii) Adjusting the Total Market Capitalization of Securities
         in the Equity Universe for Free Float............................  10
       (iii) Classifying Securities under the GICS........................  10
       (iv) Selecting Securities for the Index Inclusion..................  10
   Free Float.............................................................  10
   Additions and Deletion.................................................  10
MSCI Global Investable Market Indexes.....................................  10
   Weighting..............................................................  10
   Regional Weights.......................................................  11
   Selection Criteria.....................................................  11
       (i) Defining the Equity Universe...................................  11
       (ii) Determining the Equity Universe in Each Market................  11
       (iii) Determining Market Capitalization Size Segments for Each
         Market...........................................................  11
       (iv) Index Continuity Rules for the Standard Index.................  11
   Free Float.............................................................  11
Price and Exchange Rates..................................................  11
   Prices.................................................................  11
   Exchange Rates.........................................................  11
   Changes to the Indexes.................................................  12
MSCI All Country World Index..............................................  12
   Index Description......................................................  12
   Calculation Methodology................................................  12
Investment Limitations....................................................  12
Continuous Offering.......................................................  13
Management................................................................  14

                                                                           Page
                                                                           ----
    Trustees and Officers.................................................  14
    Committees of the Board of Trustees...................................  18
    Remuneration of Trustees..............................................  19
    Control Persons and Principal Holder of Securities....................  20
 Investment Advisory, Administrative and Distribution Services............  20
    Investment Adviser....................................................  20
    Portfolio Managers....................................................  20
    Codes of Ethics.......................................................  22
    Administrator, Custodian and Transfer Agent...........................  22
    Distributor...........................................................  22
    Index Provider........................................................  23
 Brokerage Transactions...................................................  23
 Additional Information Concerning the Trust..............................  23
    Shares................................................................  23
    Termination of the Trust or the Fund..................................  24
    DTC as Securities Depository for the Shares of the Fund...............  24
 Creation and Redemption of Creation Units................................  25
    Creation..............................................................  25
    Fund Deposit..........................................................  25
    Procedures for Creation of Creation Units.............................  25
    Placement of Creation Orders..........................................  26
    Issuance of Creation Units............................................  26
    Acceptance of Orders for Creation Units...............................  26
    Creation Transaction Fee..............................................  27
    Redemption of Shares in Creation Units................................  27
    Redemption Transaction Fee............................................  28
    Placement of Redemption Orders........................................  28
    Regular Holidays......................................................  29
    Redemption............................................................  34
 Taxes....................................................................  36
    Regulated Investment Company Qualification............................  36
    Taxation of RICs......................................................  36
    Taxation of Certain Derivatives.......................................  37
    Excise Tax............................................................  37
    Net Capital Loss Carryforwards........................................  37
    Federal Tax Treatment of Complex Securities...........................  37
    Taxation of U.S. Shareholders.........................................  38
    Back-Up Withholding...................................................  38
    Sections 351 and 362..................................................  39
    Qualified Dividend Income.............................................  39
    Corporate Dividends Received Deduction................................  39
    Excess Inclusion Income...............................................  39
    Foreign Investments...................................................  39
    Passive Foreign Investment Companies..................................  40
    Sales of Shares.......................................................  40
    Other Taxes...........................................................  40
    Taxation of Non-U.S. Shareholders.....................................  40
    Reporting.............................................................  41
 Financial Statements.....................................................  41
 Miscellaneous Information................................................  41
    Counsel...............................................................  41
    Independent Registered Public Accounting Firm.........................  41
    Shareholder Communication to the Board................................  41

General Description of the Trust and the Fund

The Trust currently consists of more than 125 investment series, or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the "1933 Act"). This SAI relates solely to the Fund.

The investment objective of the Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (the "Underlying Index") representing publicly-traded equity securities of companies in a particular broad market, market segment, market sector or group of industries. The Fund is managed by Barclays Global Fund Advisors ("BGFA" or the "Investment Adviser"), a subsidiary of BGI.

The Fund offers and issues shares at their net asset value per share ("NAV") only in aggregations of a specified number of shares ("Creation Unit"), generally in exchange for a basket of equity securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). Shares of the Fund are listed and traded on The NASDAQ Stock Market LLC ("NASDAQ" or the "Listing Exchange"), a national securities exchange. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 100,000 or multiples thereof.

The Trust reserves the right to offer a "cash" option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain with the Trust a cash deposit equal to at least 110%, which BGFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees for cash creations or redemptions may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of the Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the "indicative optimized portfolio value" ("IOPV") of the Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not part of the current Deposit Securities. Therefore, the Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund's NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued dividend and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in securities issued by companies that comprise the Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio.

The Fund engages in representative sampling, which is investing in a sample of securities selected by BGFA to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are included in the Underlying Index.

Diversification Status. The Fund is non-diversified. A "non-diversified" classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Index and, consequently, the Fund's investment portfolio. This may adversely affect the Fund's performance or subject the Fund's shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "Regulated Investment Company" ("RIC") for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "IRC"), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the IRC may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Lending Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk. Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Fund pays a portion of the interest or fees earned from securities lending to a borrower, as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the "Board" or the "Trustees"). BGI acts as securities lending agent for the Fund subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Fund will engage in repurchase agreements only with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. The Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's assets that are denominated in a foreign currency. The Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Foreign Securities. The Fund intends to purchase publicly-traded common stocks of foreign corporations. To the extent the Fund invests in stocks of foreign corporations, the Fund's investment in such stocks may be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity and the underlying securities may be issued by a foreign or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally ADRs, issued in registered form, are designed for use in the U.S. securities markets and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BGFA deems illiquid or for which pricing information is not readily available. In general Depositary Receipts must be sponsored; however, a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary

Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to:
(i) shares of money market funds (including those advised by BGFA);
(ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises);
(iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase "Prime-1" by Moody's(R) Investor's Service, Inc. ("Moody's") or "A-1" by Standard & Poor's(R) Rating Service, a division of The McGraw Hill Companies, Inc. ("S&P(R)"), or if unrated, of comparable quality as determined by BGFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements, and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Securities of Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Pursuant to the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will enter into futures contracts and options only on futures contracts that are traded on a U.S. or foreign exchange. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require the Fund to maintain liquid assets. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," the Fund maintains liquid assets in an amount at least equal to the Fund's daily marked-to-market obligation

(i.e., the Fund's daily net liability, if any), rather than the contracts' notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts' full notional value. The Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. The Fund may enter into futures contracts to purchase stock indexes when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to "track" the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company's common stock.

Future Developments. The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks

A discussion of some of the risks associated with an investment in the Fund is contained in the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general and other factors that affect the market.

Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Equity Securities. An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general and other factors that affect securities markets. An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Underlying Index are listed on a national securities exchange, the principal trading market for some may be over-the-counter. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

Risks of Investing in Non-U.S. Equity Securities. An investment in the Fund involves risks similar to those of investing in broad-based portfolios of equity securities traded on foreign exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Dividend Risk. There is no guarantee that the issuer of the stocks held by the Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Proxy Voting Policy

The Trust has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of BGFA, the investment adviser to the Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund's proxy voting guidelines and BGFA's role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for the Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BGFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies or certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates, or the Distributor or the Distributor's affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

   . The Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

   . The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

   . The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates (if any), or the Distributor or the Distributor's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BGFA voted proxies relating to the Fund's portfolio securities during the 12-month period ended June 30 will be available
(i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at www.iShares.com and (ii) on the SEC's website at www.sec.gov.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Fund's portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund's respective shareholders, (ii) does not put the interests of BGFA, the Distributor or any affiliated person of BGFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities" referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation ("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors (known as "Authorized Participants") that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Fund offers and redeems its shares ("iShares Exemptive Orders") and other institutional market participants and entities that provide information services.

Each business day, the Fund's portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund's anticipated holdings on the following business day.

Daily access to information concerning the Fund's portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants, and (ii) to other personnel of the Investment Adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Fund, and the terms of the Fund's current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.

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

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Underlying Index

A description of the MSCI Indexes generally and the Underlying Index is provided below.

MSCI Indexes Generally

The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the indexes in 1986. In November 1998, Morgan Stanley transferred all rights to the MSCI indexes to MSCI Inc. ("MSCI"), a Delaware corporation of which Morgan Stanley is the majority owner and The Capital Group of Companies, Inc. is the minority shareholder. The MSCI single country standard equity indexes have covered the world's developed markets since 1969 and in 1988 MSCI commenced coverage of emerging markets.

Local stock exchanges traditionally calculated their own indexes which were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology to all markets for all single country standard equity indexes, developed and emerging.

MSCI has begun implementing enhancements to the methodology of its current indexes, the MSCI Standard Indexes and the MSCI Small Cap Indexes. MSCI is generally expanding the number of securities included in these indexes, eliminating industry sector classifications in favor of market capitalization size segmentation and eliminating overlapping market capitalization size segmentation among its indexes. These enhancements are being phased in over two stages: 50% of the transition was completed on November 30, 2007 and the remaining transition is expected to be completed on May 30, 2008. MSCI has also combined its MSCI Standard Indexes and MSCI Small Cap Indexes to form the MSCI Global Investable Market Indexes (the "MSCI GIMI"). The MSCI Global Standard Indexes of the MSCI GIMI, which include the MSCI Global Large Cap Indexes and MSCI Global Mid-Cap Indexes, are intended to cover all investable large and mid-cap securities and include approximately 85% of each market's free float-adjusted market capitalization. The MSCI Global Small Cap Index of the MSCI GIMI is intended to cover all companies with a market capitalization smaller than that of the companies in the MSCI Global Standard Indexes and include an additional 14% coverage of each market's free-float adjusted market capitalization. The Underlying Index of the Fund at its inception will be an index of the MSCI Standard Indexes. In order to minimize short-term portfolio turnover during the period prior to May 30, 2008, BGFA intends to manage the Fund toward the enhanced MSCI Standard Index.

Following are descriptions of the MSCI Standard Indexes and the MSCI GIMI.

MSCI Standard Indexes

Weighting. All single-country MSCI Standard indexes are free-float weighted, i.e., companies are included in the indexes at the value of their free public float (free float multiplied by security price). MSCI defines "free float" as total shares excluding shares held by strategic investors and shares subject to foreign ownership restrictions. MSCI's Standard indexes generally seek to include 85% of the free float-adjusted market capitalization of a country's stock market represented in each industry group of each country.

Regional Weights. Market capitalization weighting, combined with a consistent target of 85% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets.

Selection Criteria. MSCI's index construction process involves: (i) defining the equity universe, (ii) adjusting the total market capitalization of all securities in the universe for free float available to foreign investors,
(iii) classifying the universe of securities under the Global Industry Classification Standard (the "GICS") and (iv) selecting securities for inclusion according to MSCI's index construction rules and guidelines.

   (i) Defining the Equity Universe. The current index construction process starts at the country level with the identification of all listed securities for that country. MSCI currently creates international equity country indexes for 48 countries. In general, companies and their respective securities are classified as belonging only to the country in which they are incorporated. This allows securities to be sorted distinctly by country. All listed equity securities and listed securities that exhibit characteristics of equity securities, except investment trusts, mutual funds and equity derivatives, are eligible for inclusion in the equity universe. Shares of non-domiciled companies generally are not eligible for inclusion in the equity universe.

   (ii) Adjusting the Total Market Capitalization of Securities in the Equity Universe for Free Float. After identifying the universe of securities, MSCI calculates the free float-adjusted market capitalization of each security in that universe using publicly available information. The process of free float adjusting market capitalization involves: (i) defining and estimating the free float available to foreign investors for each security, using MSCI's definition of free float, (ii) assigning a free float-adjustment factor to each security and (iii) calculating the free float-adjusted market capitalization of each security.

   (iii) Classifying Securities under the GICS. All securities in the equity universe are also assigned to an industry-based hierarchy, the GICS. This comprehensive classification scheme provides a universal approach to industries worldwide and forms the basis for achieving MSCI's objective of broad industry representation in its indexes.

   (iv) Selecting Securities for Index Inclusion. MSCI targets an 85% free float-adjusted market representation level in each industry group of each country. The security selection process within each industry group is based on the analysis of: (i) each company's business activities and the diversification that its securities would bring to the index, (ii) the size (based on free float-adjusted market capitalization) and liquidity of securities of the company and (iii) the estimated free float for the company and its individual share classes. MSCI targets for inclusion the largest and most liquid securities in an industry group. MSCI generally does not consider securities with inadequate liquidity or securities that do not have an estimated free float greater than 15% unless exclusion of the security of a large company would compromise the index's ability to fully and fairly represent the characteristics of the underlying market.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float and (ii) limits on share ownership for foreigners.

Under MSCI's free float-adjustment methodology, a constituent's inclusion factor is equal to its estimated free float rounded up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15% that are included on an exceptional basis, the estimated free float is adjusted to the nearest 1%.

Additions and Deletions. Potential additions to the indexes are analyzed with respect to their industry group and sub-industry group in order to represent a wide range of economic and business activities. In assessing deletions, it is important that indexes represent the full investment cycle including both bull and bear markets. Out-of-favor industries and their securities may exhibit declining prices, declining market capitalization and/or declining liquidity yet not be deleted because they remain good representatives of their industry group.

As a general policy, changes in number of shares are coordinated with changes in the inclusion factor to accurately reflect the investability of the underlying securities.

MSCI Global Investable Market Indexes

Weighting. All single-country indexes of the MSCI GIMI are free-float weighted, i.e., companies are included in the indexes at the value of their free public float (free float multiplied by security price). MSCI defines "free float" as total shares excluding shares held by strategic investors and shares subject to foreign ownership restrictions. Indexes of MSCI's GIMI generally seek to include 99% of the free float-adjusted market capitalization of a single country's stock market.

Regional Weights. Market capitalization weighting, combined with a consistent target of 99% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country except in the developed markets of Europe, where all markets are aggregated into a single market for index construction purposes. Individual country indices of the European developed markets are derived from the constituents of the MSCI GIMI Europe Index.

Selection Criteria. MSCI's index construction process involves: (i) defining the equity universe, (ii) determining the market investable equity universe for each market, (iii) determining market capitalization size segments for each market and (iv) applying index continuity rules for the standard index.

   (i) Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI Global Index Series. Of these countries, 23 are classified as developed markets and 25 as emerging markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. Real estate investment trusts ("REITs") in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.

   (ii) Determining the Equity Universe in Each Market. The equity universe in any market is derived by applying investability screens to individual companies and securities in the equity universe of that market. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.

   (iii) Determining Market Capitalization Size Segments for Each Market. In each market MSCI creates an Investable Market Index, Standard Index, Large Cap Index, Mid Cap Index and Small Cap Index. In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:

    1. Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index and

    2. Achieving consistent market coverage by ensuring that each market's size segment is represented in its proportional weight in the composite universe.

   (iv) Index Continuity Rules for the Standard Index. In order to achieve index continuity as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developing market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float and (ii) limits on share ownership for foreigners.

Under MSCI's free float-adjustment methodology, a constituent's inclusion factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15% that are included on an exceptional basis, the estimated free float is adjusted to the nearest 1%.

Price and Exchange Rates

Prices. The prices used to calculate all MSCI indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

Exchange Rates. MSCI currently uses the foreign exchange rates published by WM Reuters at 4:00 p.m., London time. MSCI uses WM Reuters rates for all developed and emerging markets. Exchange rates are taken daily at 4:00 p.m., London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4:00 p.m. WM Reuters provides closing bid and offer rates. MSCI uses these rates to calculate the mid-point to five decimal places.

MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM Reuters rate is believed not to be representative for a given currency on a particular day.

Changes to the Indexes. The MSCI indexes are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI indexes involves many aspects, including (i) additions to, and deletions from, the indexes, (ii) changes in number of shares and (iii) changes in inclusion factors as a result of updated free float estimates.

Index maintenance can be described by three broad categories of changes:

   . Annual full country index reviews, conducted on a fixed annual timetable, that systematically re-assess the various dimensions of the equity universe for all countries;

   . Quarterly index reviews, aimed at promptly reflecting other significant market events and

   . Ongoing event-related changes, such as mergers and acquisitions, which generally are implemented in the indexes as they occur.

Potential changes in the status of countries (stand-alone, emerging and developed) are normally implemented in one or more phases at the regular annual full country index review and quarterly index review dates.

The annual full country index review for all the MSCI single country standard international equity indexes is carried out once every 12 months and implemented as of the close of the last business day of May. The implementation of changes resulting from a quarterly index review occurs only on three dates throughout the year: as of the close of the last business day of February, August and November. Any single country indexes may be impacted at the quarterly index review. MSCI Index additions and deletions due to quarterly index rebalancing are generally announced at least two weeks in advance.

MSCI All Country World Index

Number of Components: approximately 2,884

Index Description. The MSCI All Country World Index is a commonly used measure of global stock market performance, including both emerging and developed markets. Constituents of the index include securities from the following 48 countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Malaysia, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and the United States.

Calculation Methodology. The Fund utilizes the MSCI All Country World Index calculated with net dividends reinvested. Net dividends means dividends after taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. Such withholding rates may differ from those applicable to U.S. residents.

Investment Limitations

The Board has adopted as a non-fundamental policy the investment objective of the Fund. Therefore, the Fund may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies the Fund's investment restrictions numbered one through six below. The restrictions for the Fund cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

The Fund will not:

1. Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in
   (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund's investment objective and policies).

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities.

BGFA monitors the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:

   .   The frequency of trades and quotes for the security;

   . The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

   .   Dealer undertakings to make a market in the security; and

   . The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities, and ADRs based on securities, in its Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The Trust, iShares, Inc., Master Investment Portfolio ("MIP"), Barclays Global Investors Funds ("BGIF") and Barclays Foundry Investment Trust ("BFIT"), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 153 Funds within the fund complex. In addition, Lee
T. Kranefuss serves as a Trustee for BGIF and MIP and, as a result, oversees an additional 24 portfolios within the fund complex. The address of each Trustee and Officer, unless otherwise indicated, is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, CA 94105. The Board has designated George G.C. Parker as its Lead Independent Trustee.

                                     Principal Occupation(s)     Other Directorships
Name (Year of Birth)    Position     During the Past 5 Years       Held by Trustee
-------------------- --------------  ------------------------  ------------------------

Interested Trustees

Lee T. Kranefuss/1/  Trustee and     Chief Executive Officer,  Director (since 2003) of
(1961)               Chairman        iShares Intermediary      iShares, Inc.; Trustee
                     (since 2003)    Index and Markets Group   (since 2001) of BGIF and
                                     of BGI (since 2005);      MIP; Director (since
                                     Chief Executive Officer   2003) of BGI Cayman
                                     of the Intermediary       Prime Money Market Fund,
                                     Investor and Exchange     Ltd.
                                     Traded Products Business
                                     of BGI (2003-2005);
                                     Director of BGFA (since
                                     2005); Director,
                                     President and Chief
                                     Executive Officer of
                                     Barclays Global
                                     Investors International,
                                     Inc. (since 2005);
                                     Director and Chairman of
                                     Barclays Global
                                     Investors Services
                                     (since 2005); Chief
                                     Executive Officer of the
                                     Individual Investor
                                     Business of BGI
                                     (1999-2003).

John E. Martinez/1/  Trustee (since  Co-Chief Executive        Director (since 2003) of
(1962)               2003)           Officer of Global Index   iShares, Inc.; Director
                                     and Markets Group of BGI  (since 2005) of Real
                                     (2001-2003); Chairman of  Estate Equity Exchange;
                                     Barclays                  Chairman, Independent
                                     Global Investors          Review Committee,
                                     Services (2000-2003);     Canadian iShares Funds
                                     Director, Barclays        (since 2007).
                                     Global Investors UK
                                     Holdings, Inc.
                                     (2000-2003).

--------
/1/ Lee T. Kranefuss and John E. Martinez are deemed to be "interested persons" (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Fund's investment adviser; BGI, the parent company of BGFA; and Barclays Global Investors Services, an affiliate of BGFA and BGI.

                                     Principal Occupation(s)     Other Directorships
Name (Year of Birth)    Position     During the Past 5 Years       Held by Trustee
-------------------- --------------  ------------------------  ------------------------

Independent Trustees

George G.C. Parker   Trustee (since  Dean Witter               Director (since 2002) of
(1939)               2000) Lead      Distinguished Professor   iShares, Inc.; Director
                     Independent     of Finance, Emeritus,     (since 1996) of
                     Trustee (since  Stanford University       Continental Airlines,
                     2006)           Graduate School of        Inc.; Director (since
                                     Business (since 1994).    1995) of Community First
                                                               Financial Group;
                                                               Director (since 1999) of
                                                               Tejon Ranch Company;
                                                               Director (since 2004) of
                                                               Threshold
                                                               Pharmaceuticals;
                                                               Director (since 2007) of
                                                               NETGEAR, Inc.

Cecilia H. Herbert   Trustee (since  Chair of Investment       Director (since 2005) of
(1949)               2005)           Committee (1994-2005)     iShares, Inc.
                                     Archdiocese of San
                                     Francisco; Director
                                     (since 1998) and
                                     President (since 2007)
                                     of the Board of
                                     Directors, Catholic
                                     Charities CYO; Trustee
                                     (2004-2005) of Pacific
                                     Select Funds; Trustee
                                     (1992-2003) of the
                                     Montgomery Funds;
                                     Trustee (since 2005) and
                                     Chair of Finance and
                                     Investment Committees
                                     (since 2006) of the
                                     Thacher School.

                                     Principal Occupation(s)   Other Directorships Held
Name (Year of Birth)    Position     During the Past 5 Years          by Trustee
-------------------- --------------  ------------------------  ------------------------

Charles A. Hurty     Trustee (since  Retired; Partner, KPMG,   Director (since 2005) of
(1943)               2005)           LLP (1968-2001).          iShares, Inc.; Director
                                                               (since 2002) of GMAM
                                                               Absolute Return Strategy
                                                               Fund (1 portfolio);
                                                               Director (since 2002) of
                                                               Citigroup Alternative
                                                               Investments
                                                               Multi-Adviser Hedge Fund
                                                               Portfolios LLC (1
                                                               portfolio); Director
                                                               (since 2005) of CSFB
                                                               Alternative Investments
                                                               Fund (6 portfolios).

John E. Kerrigan     Trustee (since  Chief Investment          Director (since 2005) of
(1955)               2005)           Officer, Santa Clara      iShares, Inc.; Member
                                     University (since 2002);  (since 2004) of Advisory
                                     Managing Director,        Council for Commonfund
                                     Merrill Lynch             Distressed Debt Partners
                                     (1994-2002).              II.

                                     Principal Occupation(s)     Other Directorships
Name (Year of Birth)    Position     During the Past 5 Years       Held by Trustee
-------------------- --------------  ------------------------  ------------------------

Robert H. Silver     Trustee (since  President and Co-Founder  Director (since March
(1955)               March 2007)     of The Bravitas Group,    2007) of iShares, Inc.;
                                     Inc. (since 2006);        Director and Member
                                     Member, Non-Investor      (since 2006) of the
                                     Advisory Board of Russia  Audit and Compensation
                                     Partners II, LP (since    Committee of EPAM
                                     2006); President          Systems, Inc.
                                     and Chief Operating
                                     Officer (2003-2005) and
                                     Director (1999-2005) of
                                     UBS Financial Services,
                                     Inc.; President and
                                     Chief Executive Officer
                                     of UBS Services USA, LLC
                                     (1999-2005); Managing
                                     Director, UBS America,
                                     Inc. (2000-2005);
                                     Director and Chairman of
                                     the YMCA of Greater NYC
                                     (since 2001);
                                     Broadway Producer (since
                                     2006).

Name (Year of                                 Principal Occupation(s)
Birth) Officers         Position              During the Past 5 Years
---------------      --------------  -------------------------------------------
Officers

Michael A. Latham    President       Head of Americas iShares (since 2007);
(1965)               (since 2007)    Chief Operating Officer of the
                                     Intermediary Investors and Exchange
                                     Traded Products Business of BGI (since
                                     2003-2007); Director and Chief Financial
                                     Officer of Barclays Global Investors
                                     International, Inc. (since 2005); Director
                                     of Mutual Fund Delivery in the U.S.
                                     Individual Investor Business of BGI
                                     (1999-2003).

Geoffrey D. Flynn
(1956)                               Director of Mutual Fund Operations, BGI
                     Treasurer and   (since 2007); President, Van Kampen
                     Chief           Investors Services (2003-2007);
                     Financial       Managing Director, Morgan Stanley
                     Officer (since  (2002-2007); President, Morgan Stanley
                     2007)           Trust, FSB (2002-2007).

Eilleen M. Clavere                   Head of Legal Administration of
(1952)                               Intermediary Investors Business of BGI
                     Secretary       (since 2006); Legal Counsel and Vice
                     (since 2007)    President of Atlas Funds, Atlas Advisers,
                                     Inc. and Atlas Securities, Inc. (2005-
                                     2006); Counsel of Kirkpatrick & Lockhart
                                     LLP(2001-2005).

Ira P. Shapiro
(1963)
                     Vice President
                     and Chief       Associate General Counsel (since 2004)
                     Legal Officer   of BGI; First Vice President (1993-2004)
                     (since 2007)    of Merrill Lynch Investment Managers.

Amy Schioldager
(1962)
                     Executive Vice  Head (since 2006) of U.S. Indexing of
                     President       BGI; Head of Domestic Equity Portfolio
                     (since 2007)    Management, BGI (2001-2006).

 Name (Year of                                  Principal Occupation(s)
 Birth) Officers          Position              During the Past 5 Years
 ---------------      -----------------  --------------------------------------

 H. Michael Williams  Executive Vice     Head of Global Index and Markets
 (1960)               President          Group of BGI (since 2006); Global
                      (since 2007)       Head of Securities Lending, BGI
                                         (2002-2006).

 Patrick O'Connor     Vice President     Head of iShares Portfolio Management,
 (1967)               (since 2007)       BGI (since 2006); Senior Portfolio
                                         Manager, BGI (since 1999).

 Lee Sterne           Vice President     Senior Portfolio Manager, BGI (since
 (1965)               (since 2007)       2004); Portfolio Manager, BGI (2001-
                                         2004).

 Matt Tucker          Vice President     Head of U.S. Fixed Income Investment
 (1972)               (since 2007)       Solutions, BGI (since 2005); Fixed
                                         Income Investment Strategist, BGI
                                         (2003-2005); Fixed Income Portfolio
                                         Manager, BGI (1997-2003).

The following table sets forth, as of December 31, 2007, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a Fund is not listed below, the Trustee did not own any securities in that Fund as of the date indicated above:

                                                                               Aggregate Dollar Range of
                                                                               Equity Securities in all
                                                                                 Registered Investment
                                                              Dollar Range of    Companies Overseen by
                                                             Equity Securities   Trustee in Family of
Name of Trustee                 Name of Index Fund              in the Fund      Investment Companies
---------------        ------------------------------------- ----------------- -------------------------
Lee T. Kranefuss       iShares Lehman 1-3 Year Treasury
                       Bond Fund                             $50,001-$100,000        Over $100,000
                       iShares Russell 3000 Index Fund        Over $100,000

John E. Martinez       iShares MSCI EAFE Index Fund           Over $100,000          Over $100,000
                       iShares Russell 1000 Index Fund        Over $100,000
                       iShares Russell 1000 Value Index Fund  Over $100,000
                       iShares Russell 2000 Index Fund        Over $100,000
                       iShares S&P 500 Index Fund             Over $100,000

George G.C. Parker     iShares Russell 2000 Index Fund       $50,001-$100,000        Over $100,000
                       iShares Russell 2000 Value Index Fund $50,001-$100,000
                       iShares S&P 100 Index Fund             Over $100,000
                       iShares S&P 500 Value Index Fund       Over $100,000
                       iShares S&P MidCap 400 Index Fund     $10,001-$50,000
                       iShares S&P MidCap 400 Value Index
                       Fund                                   Over $100,000
                       iShares S&P Small Cap 600 Index Fund  $10,001-$50,000
                       iShares Russell 1000 Value Index Fund  Over $100,000
                       iShares Dow Jones Select Dividend
                       Index Fund                             Over $100,000
                       iShares S&P 500 Index Fund             Over $100,000
                       iShares MSCI Mexico Index Fund         Over $100,000
                       iShares MSCI EAFE Index Fund           Over $100,000

                                                                               Aggregate Dollar Range of
                                                                               Equity Securities in all
                                                                                 Registered Investment
                                                              Dollar Range of    Companies Overseen by
                                                             Equity Securities   Trustee in Family of
Name of Trustee                 Name of Index Fund              in the Fund      Investment Companies
---------------        ------------------------------------  ----------------- -------------------------
Cecilia H. Herbert     iShares FTSE/Xinhua China 25 Index
                       Fund                                    Over $100,000         Over $100,000
                       iShares MSCI Emerging Markets Index
                       Fund                                   $10,001-$50,000
                       iShares MSCI Hong Kong Index Fund      $10,001-$50,000
                       iShares MSCI Japan Index Fund          $10,001-$50,000
                       iShares Dow Jones U.S. Consumer
                       Goods Sector Index Fund                $10,001-$50,000
                       iShares Russell 1000 Index Fund        $10,001-$50,000
                       iShares S&P Global
                       Telecommunications Sector Index Fund   $10,001-$50,000
                       iShares Dow Jones U.S. Technology
                       Sector Index Fund                        $1-$10,000
                       iShares S&P 500 Index Fund              Over $100,000

Charles A. Hurty       iShares S&P 500 Index Fund             $10,001-$50,000        Over $100,000
                       iShares FTSE/Xinhua China 25 Index
                       Fund                                   $10,001-$50,000
                       iShares Dow Jones Financial Sector
                       Index Fund                             $10,001-$50,000
                       iShares Dow Jones U.S. Energy Sector
                       Index Fund                             $10,001-$50,000
                       iShares Dow Jones U.S. Technology
                       Sector Index Fund                      $10,001-$50,000
                       iShares MSCI EAFE Index Fund           $10,001-$50,000
                       iShares MSCI Japan Index Fund          $10,001-$50,000
                       iShares Dow Jones Select Dividend
                       Index Fund                             $10,001-$50,000

John E. Kerrigan       iShares MSCI Japan Index Fund           Over $100,000         Over $100,000
                       iShares MSCI Pacific ex-Japan Index
                       Fund                                    Over $100,000
                       iShares MSCI EAFE Index Fund            Over $100,000

Robert H. Silver       iShares Dow Jones U.S.
                       Broker-Dealers Index Fund               Over $100,000         Over $100,000
                       iShares MSCI EAFE Index Fund            Over $100,000
                       iShares S&P 500 Index Fund              Over $100,000
                       iShares Russell 2000 Index Fund         Over $100,000

As of December 31, 2007, none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust ("Independent Trustees") or their immediate family members owned beneficially or of record any securities of BGFA (the Fund's investment adviser), the Distributor or any person controlling, controlled by or under common control with BGFA or the Distributor.

Committees of the Board of Trustees. Each Independent Trustee serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust;
(ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement);
(iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the calendar year ended December 31, 2007.

The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current

Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and
(vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Trustees. The Nominating and Governance Committee met four times during the calendar year ended December 31, 2007.

Remuneration of Trustees. The Trust pays each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $90,000 for meetings of the Board attended by the Trustee; also the Trust pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. During the period January 1, 2007 through December 31, 2007, the Trust paid each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $75,000 for meetings of the Board attended by the Trustee; also the Trust paid Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2007:

                                                                                    Total
                                                    Pension or                   Compensation
                                     Aggregate      Retirement      Estimated      From the
                                    Compensation Benefits Accrued    Annual          Fund
                                      from the   As Part of Trust Benefits Upon    and Fund
Name of Interested Trustee             Trust       Expenses /1/   Retirement /1/ Complex /2/
--------------------------          ------------ ---------------- -------------- ------------
Lee T. Kranefuss/3/................   $     0     Not Applicable  Not Applicable   $      0
John E. Martinez...................   $75,000     Not Applicable  Not Applicable   $150,000

--------
/1/ No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.

/2/ Includes compensation for service on the Board of Directors of iShares, Inc.

/3/ Lee T. Kranefuss was not compensated by the Trust due to his employment with BGI during the time period reflected in the table.

The table below sets forth the compensation paid to each Independent Trustee for the calendar year ended December 31, 2007:

                                               Pension or
                                               Retirement
                                Aggregate   Benefits Accrued   Estimated           Total
                               Compensation        As           Annual         Compensation
                                 from the    Part of Trust   Benefits Upon     From the Fund
Name of Independent Trustee       Trust       Expenses /1/   Retirement /1/ and Fund Complex /2/
---------------------------    ------------ ---------------- -------------- -------------------
George G. C. Parker...........   $100,000    Not Applicable  Not Applicable      $200,000
John E. Kerrigan..............   $ 75,000    Not Applicable  Not Applicable      $150,000
Charles A. Hurty..............   $ 95,000    Not Applicable  Not Applicable      $190,000
Cecilia H. Herbert............   $ 75,000    Not Applicable  Not Applicable      $150,000
Robert H. Silver*.............   $ 56,250    Not Applicable  Not Applicable      $112,500

--------
/*/ Appointed to serve as Independent Trustee of the Trust effective March 9, 2007.

/1/ No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.

/2/ Includes compensation for service on the Board of Directors of iShares, Inc.

The Trustees and officers of the Trust do not own any outstanding shares of the Fund as of the date of this SAI.

Control Persons and Principal Holders of Securities. Ownership information is not provided for the Fund as it had not commenced operations as of the date of this SAI.

Investment Advisory, Administrative and Distribution Services

Investment Adviser. BGFA serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

Effective August 1, 2008, for its investment advisory services to the Fund and certain other iShares funds (iShares MSCI ACWI ex US Index Fund and iShares MSCI EAFE Index Fund, which are offered in separate SAIs), BGFA is paid a management fee based on the Fund's allocable portion of: 0.35% per annum of the aggregate net assets less than or equal to $30 billion, plus 0.32% per annum of the aggregate net assets between $30.0 billion and $60.0 billion, plus 0.28% per annum of the aggregate net assets in excess of $60 billion.

Pursuant to the Investment Advisory Agreement, BGFA is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense and taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses. For its investment management services to the Fund, BGFA is paid a management fee at the annual rates (as a percentage of the Fund's average net assets) set forth below:

                                                                     Management
 Fund                                                                   Fee
 ----                                                                ----------
 iShares MSCI ACWI Index Fund.......................................    0.35%

The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Fund is terminable without penalty on 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act). The Investment Advisory Agreement is also terminable upon 60 days' notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the shares of the Trust but (ii) do not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed BGFA or its affiliates would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA or its affiliates might offer to provide additional services.

BGFA and/or BGI may pay certain broker-dealers and intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. BGFA and/or BGI may also pay broker-dealers or intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange traded products in general. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by BGFA and/or BGI from their own resources and not from the assets of the Fund.

Portfolio Managers. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of other iShares funds and certain other portfolios and/or accounts as indicated in the table below as of January 31, 2008:

Diane Hsiung

Types of Accounts                                       Number   Total Assets
-----------------                                       ------ ----------------
Registered Investment Companies........................  137   $270,950,000,000
Other Pooled Investment Vehicles.......................    1   $     33,000,000
Other Accounts.........................................    5   $  1,049,000,000
Companies, Vehicles or Accounts with Incentive-Based
  Fee Arrangements.....................................  N/A                N/A

Greg Savage

Types of Accounts                                       Number   Total Assets
-----------------                                       ------ ----------------
Registered Investment Companies........................  137   $270,950,000,000
Other Pooled Investment Vehicles.......................    1   $     33,000,000
Other Accounts.........................................    6   $  1,049,000,000
Companies, Vehicles or Accounts with Incentive-Based
  Fee Arrangements.....................................  N/A                N/A

Each of the portfolios or accounts of which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the iShares Funds, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts of which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset- based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. Incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest that may result in the Portfolio Manager's favoring those portfolios or accounts with incentive-based fee arrangements.

The table below shows, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts, as of January 31, 2008:

Diane Hsiung

                                                    Number of
                                               Other Accounts with
                                                Performance Fees   Aggregate of
                                                     Managed       Total Assets
                                               ------------------- ------------
Registered Investment Companies...............         N/A             N/A
Other Pooled Investment Vehicles..............         N/A             N/A
Other Accounts................................         N/A             N/A

Greg Savage

                                                    Number of
                                               Other Accounts with
                                                Performance Fees   Aggregate of
                                                     Managed       Total Assets
                                               ------------------- ------------
Registered Investment Companies...............         N/A             N/A
Other Pooled Investment Vehicles..............         N/A             N/A
Other Accounts................................         N/A             N/A

As of January 31, 2008, with respect to all iShares funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers receive a salary and are eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including but not limited to the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager's business unit and an assessment of the Portfolio Manager's individual performance. Each Portfolio Manager's salary and annual bonus are paid in cash. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees (within the meaning of ERISA section 401(a))" as so specified under the terms of BGI's Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.

Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under the CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of January 31, 2008, Diane Hsiung and Greg Savage did not beneficially own any shares of the Fund.

Codes of Ethics. The Trust, BGFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent for the Fund. State Street's principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to an Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as transfer agent for the Fund's authorized and issued shares of beneficial interest and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee.

Distributor. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the Statement of Additional Information to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under Securities Exchange Act of 1934, as amended (the "1934 Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC Participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

Index Provider. The Fund is based upon a particular index compiled by MSCI. MSCI is not affiliated with the Fund or with BGI or BGI's affiliates. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with BGI, which in turn has a licensing agreement with MSCI. BGI has provided the applicable sub-licenses to the Funds without charge.

Brokerage Transactions

BGFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BGFA manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BGFA may deal, trade and invest for its own account in the types of securities in which the Fund may invest. BGFA may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover rates may vary from period to period and high commission rates may result in comparatively greater brokerage expenses.

Additional Information Concerning the Trust

Shares. The Trust currently is comprised of more than 125 funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund, or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights for the Board. Under Delaware law Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund's shares, a holder of shares may be a "control person" of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 24, 2008, the Board of Trustees may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more Funds commencing operations after September 24, 2008 (each a "New Fund") to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions (collectively "merge") with, to or into another New Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a fund and beneficial owners of 10% of the shares of a fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC's rules promulgated thereunder. Beneficial owners and insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or the Fund. The Trust or the Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Fund. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the American Stock Exchange and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name" and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC

Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays (as observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities"), which constitutes an optimized representation of the securities of the Fund's Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any difference between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit.

BGFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the (subject to amendments) Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Deposit Securities are applicable, subject to any adjustments as described below, to purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities changes pursuant to the changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Underlying Index.

The Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust also reserves the right to permit or require a "cash in lieu" amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be:
(i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC, or
(ii) a DTC Participant (see the Book Entry Only System section), and must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All creation orders must be placed for one or more Creation Units and whether through a Participating Party, a DTC Participant, must be received by the Distributor in proper form no later than the closing time of the regular trading session on the Listing Exchange ("Closing Time") (ordinarily 4:00 p.m., Eastern time) on any Business Day in order for creation of

Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form and is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order, (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor's broker through an Authorized Participant. In such cases there may be additional charges to such investor. A limited number of broker-dealers has executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities.

Investors placing orders for Creation Units of the Fund should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Closing Time. Investors should also be aware that the Authorized Participant may require orders for Creation Units placed with it to be in a form different from the form of purchase order, specified by the Trust, that the Authorized Participant must deliver to the Distributor.

Placement of Creation Orders. State Street shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Units must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the Closing Time on any Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of cash or, if applicable, good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery and the Company will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a "T+3 basis" (i.e., three Business Days after trade date). However, as discussed in Appendix A, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by the applicable Participant Agreement, Creation Units may be issued to such Authorized Participant notwithstanding the fact that corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 110%, which BGFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject any creation order for shares of the Fund transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form;
(ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares disseminated through the facilities of the NSCC for that date by BGFA, as described above;
(iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners or (vii) circumstances outside the control of the Trust, State Street, the Distributor or BGFA would make it impossible or impracticable to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC, State Street, the sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of such order. The Trust, State Street, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. A purchase transaction fee is imposed for the transfer and other transaction costs of the Fund associated with the issuance of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. When the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth standard and maximum creation transaction fees:

                                    Standard Creation    Maximum Additional
iShares MSCI Index Fund              Transaction Fee  Creation Transaction Fee*
-----------------------             ----------------- -------------------------
iShares MSCI ACWI Index Fund.......      $7,800                   3%
--------
*  As a percentage of the value of the Deposit Securities.

Redemption of Shares in Creation Units. Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through State Street and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit by an investor who wishes to redeem a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

BGFA and the Distributor makes available through the NSCC, immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (such difference, the "Cash Redemption Amount"), less the redemption transaction fee set forth below. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemptions of shares will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities, may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming Beneficial Owner that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933

Act. An Authorized Participant may request a redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund's NAV is not reasonably practicable or
(iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The redemption transaction fees for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are set forth below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth standard and maximum redemption transaction fees:

                                                             Maximum Additional
                                         Standard Redemption     Redemption
iShares MSCI Index Fund                    Transaction Fee    Transaction Fee*
-----------------------                  ------------------- ------------------
iShares MSCI ACWI Index Fund............       $7,800                2%
--------
*  As a percentage of the value of the Deposit Securities.

Placement of Redemption Orders. Orders to redeem Creation Units must be delivered through an Authorized Participant. An order in good form to redeem Creation Units is deemed received by the Trust on the Transmittal Date if:
(i) a request in satisfactory form to the Trust is received by State Street not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business Days after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of local holidays in the foreign countries relevant to the Fund.

In order to take delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant's agreement with the Distributor, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund's Transfer Agent, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 110%, which BGFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m. Eastern time, on the contractual settlement date and shall be held by State Street and marked to market daily, and the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant and income, if any, will be paid to the Authorized Participant. The Participant Agreement permits the Trust, on behalf of the Fund, to acquire the Deposit Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received in good form by the Trust. Therefore, if a redemption order in proper form is submitted to State Street by a DTC Participant not later than Closing Time on the Transmittal Date and the requisite number of shares of the relevant Fund are delivered to State Street prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. If, however, a redemption order is submitted to State Street by a DTC Participant not later than the Closing Time on the

Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (i.e., the Business Day on which the shares of the Fund are delivered through DTC to State Street by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion redeem such shares in cash and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Because the Portfolio Securities of the Fund may trade on days when the Listing Exchange for the Fund is closed or on days that are otherwise not Business Days for the Fund, investors may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in relevant foreign markets.

Regular Holidays. The Fund generally intends to effect deliveries of Creation Units and Portfolio Securities. The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar year 2008 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

Argentina
---------
Jan 1           May 1           Nov 6           Dec 31
March 20        June 16         Dec 8
March 21        July 9          Dec 24
March 31        Aug 18          Dec 25

Australia
---------
Jan. 1          March 21        May 19          Aug. 13
Jan. 28         March 24        June 2          Oct. 6
March 3         April 25        June 9          Nov. 4
March 10        May 5           Aug. 4          Dec. 25
                                                Dec. 26

Austria
-------
Jan. 1          May 12          Dec. 24
March 21        May 22          Dec. 25
March 24        Aug. 15         Dec. 26
May 1           Dec. 8          Dec. 31

Belgium
-------
Jan. 1          May 2           Nov. 11
March 21        May 17          Dec. 25
March 24        July 21         Dec. 26
May 1           Aug. 15         Dec. 31

Brazil
------
Jan 1           March 21        July 9          Dec 31
Jan 25          April 21        Nov 20
Feb 4           May 1           Dec 24
Feb 5           May 22          Dec 25

Canada
------
Jan. 1          May 21          Sept. 3         Dec. 26
Jan. 2          June 25         Oct. 8
Feb. 19         July 2          Nov. 12
April 6         Aug. 6          Dec. 25

Chile
-----
Jan 1           Aug 15          Dec 25
March 21        Sep 18          Dec 31
May 1           Sep 19
May 21          Dec 8

China
-----
Jan 1           May 1-2         Sep 1           Nov 11
Jan 21          May 5-7         Oct 1-3         Nov 27
Feb 4-8         May 26          Oct 6-7         Dec 25
Feb 11-13       July 4          Oct 13

Colombia
--------
Jan 1           May 1           Aug 7           Dec 8
Jan 7           May 5           Aug 18          Dec 25
March 20        May 26          Oct 13          Dec 31
March 21        June 2          Nov 3
March 24        June 30         Nov 17

The Czech
Republic
---------
Jan 1           Oct 28          Dec 26
Mar 24          Nov 17          Dec 31
May 1           Dec 24
May 8           Dec 25

Denmark
-------
Jan. 1          April 18        Dec. 24
March 20        May 1           Dec. 25
March 21        May 12          Dec. 26
March 24        June 5          Dec. 31

Egypt
-----
Jan 1           April 27        July 23         Dec 7
Jan 7           April 28        Oct 1           Dec 8
Jan 10          May 1           Oct 2           Dec 9
March 20        July 1          Oct 6           Dec 29

Finland
-------
Jan. 1          June 20         Dec. 31
March 21        Dec. 24
March 24        Dec. 25
May 1           Dec. 26

France
------
Jan. 1          May 8           Dec. 25
March 21        June 14         Dec. 26
March 24        Aug. 15
May 1           Nov. 11

Germany
-------
Jan. 1          May 1           Oct. 3          Dec. 31
Feb. 4          May 12          Dec. 24
March 21        May 22          Dec. 25
March 24        Aug. 15         Dec. 26

Greece
------
Jan. 1          March 25        June 16         Dec. 26
March 10        April 25        Aug. 15
March 21        April 18        Oct. 28
March 24        May 1           Dec. 25

Hong Kong
---------
Jan. 1          March 24        July 1          Dec. 25
Feb. 6          April 4         Sept. 15        Dec. 26
Feb. 7          May 1           Oct. 1          Dec. 31
Feb. 8          May 12          Oct. 7
March 21        June 9          Dec. 24

Hungary
-------
Jan 1           May 12          Dec 24
March 24        Aug 20          Dec 25
May 1           Oct 23          Dec 26
May 2           Oct 24

India
-----
Jan 19          April 14        Aug 19          Oct 30
Jan 26          April 18        Aug 22          Nov 12
March 6         May 1           Sept 3          Nov 13
March 21        May 20          Sept 30         Dec 9
March 22        June 30         Oct 2           Dec 25
April 1         July 1          Oct 9
April 7         Aug 15          Oct 28

Indonesia
---------
Jan 1           April 7         Sept 29         Dec 25
Jan 10          May 1           Oct 1           Dec 26
Jan 11          May 20          Oct 2           Dec 29
Feb 7           July 28         Oct 3           Dec 31
March 20        July 30         Dec 8
March 21        Aug 18          Dec 24

Ireland
-------
Jan. 1          May 1           Oct. 27         Dec. 29
March 17        May 5           Dec. 24
March 21        June 2          Dec. 25
March 24        Aug. 4          Dec. 26

Israel
------
March 21        June 9          Oct 8           Oct 21
April 20        Aug 10          Oct 9
May 7           Sept 29         Oct 13
May 8           Sept 30         Oct 14
June 8          Oct 1           Oct 20

Italy
-----
Jan. 1          June 2          Dec. 25
March 21        Aug. 15         Dec. 26
April 25        Dec. 8          Dec. 31
May 1           Dec. 24

Japan
-----
Jan 1-3         July 21         Dec 23
Jan 14          Sept 15         Dec 31
Feb 11          Sept 23
March 20        Oct 13
April 29        Nov 3
May 5           Nov 24

Jordan
------
Jan 1           July 30         Nov 13          Dec 25
Jan 10          Sept 29         Dec 7           Dec 29
Jan 30          Sept 30         Dec 8           Dec 31
March 20        Oct 1           Dec 9
May 1           Oct 2           Dec 10
May 25          Oct 5           Dec 11

Malaysia
--------
Jan 1           March 20        Sept 1          Dec 8
Jan 10          May 1           Oct 1           Dec 25
Feb 1           May 19          Oct 2           Dec 29
Feb 6           May 20          Oct 3
Feb 7           May 30          Oct 27
Feb 8           June 7          Oct 28

Mexico
------
Jan 1           March 21        Nov 20
Feb 4           May 1           Dec 12
March 17        Sept 16         Dec 25
March 20        Nov 17

Morocco
-------
Jan 1           May 1           Oct 1           Dec 9
Jan 10          July 30         Oct 2           Dec 10
Jan 11          Aug 14          Nov 6           Dec 29
Mar 20          Aug 20          Nov 18
Mar 21          Aug 21          Dec 8

Netherlands
-----------
Jan. 1          May 1
March 21        May 12
March 24        Dec. 25
April 30        Dec. 26

New Zealand
-----------
Jan. 1          Feb. 6          June 2
Jan. 2          March 21        Oct. 27
Jan. 21         March 24        Dec. 25
Jan. 28         April 25        Dec. 26

Norway
------
Jan. 1          May 1           Dec. 26
March 20        May 12          Dec. 31
March 21        Dec. 24
March 24        Dec. 25

Peru
----
Jan 1           July 28         Dec 24
March 20        July 29         Dec 25
March 21        Oct 8           Dec 31
May 1           Dec 8

Philippines
-----------
Jan 1           June 12         Dec 25
Feb 25          Aug 21          Dec 30
March 20        Oct 1           Dec 31
March 21        Dec 24

Poland
------
Jan 1           May 22          Nov 11
March 21        June 7          Dec 25
March 24        June 22         Dec 26
May 1           Aug 15

Portugal
--------
Jan. 1          April 25        June 13         Dec. 25
Feb. 5          May 1           Dec. 1          Dec. 26
March 21        May 22          Dec. 8
March 24        June 10         Dec. 24

Russia
------
Jan 1-4         May 1-2
Jan 7-9         May 9
Feb 25          June 12-13
March 10        Nov 3-4

Singapore
---------
Jan. 1          May 1           Oct. 1          Dec. 17
Feb. 7          May 19          Oct. 27         Dec. 25
Feb. 8          May 20          Oct. 28
March 21        Aug. 9          Dec. 8

South Africa
------------
Jan 1           May 1           Dec 25
March 21        June 16         Dec 26
March 24        Sept 24
April 28        Dec 16

South Korea
-----------
Jan 1           April 10        July 17         Dec 31
Feb 6           May 1           Aug 15
Feb 7           May 5           Sept 5
Feb 8           May 12          Oct 3
April 9         June 6          Dec 25

Spain
-----
Jan. 1          March 24        July 25         Dec. 26
Jan. 7          May 1           Aug. 15
March 20        May 2           Dec. 8
March 21        May 15          Dec. 25

Sweden
------
Jan. 1          June 6          Dec. 26
March 21        June 20         Dec. 31
March 24        Dec. 24
May 1           Dec. 25

Switzerland
-----------
Jan. 1          March 24        Aug. 1          Dec. 24
Jan. 2          May 1           Aug. 15         Dec. 25
March 19        May 12          Sept. 11        Dec. 26
March 21        May 22          Dec. 8          Dec. 31

Taiwan
------
Jan 1           Feb 7           April 4
Feb 4           Feb 8           May 1
Feb 5           Feb 11          June 9
Feb 6           Feb 28          Oct 10

Thailand
--------
Jan 1           April 15        July 1          Dec 5
Feb 20          May 1           July 18         Dec 10
April 7         May 5           Aug 12
April 14        May 20          Oct 23

Turkey
------
Jan 1           Sept 30         Oct 28          Dec 10
April 23        Oct 1           Oct 29          Dec 11
May 19          Oct 2           Dec 8           Dec 12
Sept 29         Oct 3           Dec 9

United Kingdom
--------------
Jan. 1          May 26
March 21        Aug. 25
March 24        Dec. 25
May 5           Dec. 26

Redemption. The longest redemption cycle for the Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Fund. In the calendar year 2008, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for the Fund is as follows:

Argentina
---------
March 17, 2008       March 25, 2008       8
March 18, 2008       March 26, 2008       8
March 19, 2008       March 27, 2008       8

China
-----
Feb. 4, 2008         Feb. 14, 2008        10
Feb. 5, 2008         Feb. 15, 2008        10
Feb. 6, 2008         Feb. 18, 2008        12
April 28, 2008       May 8, 2008          10
April 29, 2008       May 9, 2008          10
April 30, 2008       May 12, 2008         12
Sept. 26, 2008       October 8, 2008      12
Sept. 29, 2008       October 9, 2008      10
Sept. 30, 2008       October 10, 2008     10

Croatia
-------
Dec. 19, 2008        Dec. 29, 2008        10
Dec. 22, 2008        Dec. 30, 2008         8
Dec. 23, 2008        Jan. 2, 2009         10

Czech Republic
--------------
Dec. 19, 2008        Dec. 28, 2008        10
Dec. 22, 2008        Dec. 30, 2008         8
Dec. 23, 2008        Dec. 31,2008          8

Denmark
-------
March 17, 2008       March 25, 2008        8
March 18, 2008       March 26, 2008        8
March 19, 2008       March 27, 2008        8

Finland
-------
March 17, 2008       March 25, 2008        8
March 18, 2008       March 26, 2008        8
March 19, 2008       March 27, 2008        8

Indonesia
---------
Sept. 26, 2008       October 6, 2008      10
Sept. 29, 2008       October 7, 2008       8
Sept. 30, 2008       October 8, 2008       8

Japan
-----
Dec. 26, 2008        Jan. 5, 2009         10
Dec. 29, 2008        Jan. 6, 2009          8
Dec. 30, 2008        Jan. 7, 2009          8

Mexico
------
March 14, 2008       March 24, 2008       10

Norway
------
March 17, 2008       March 25, 2008        8
March 18, 2008       March 26, 2008        8
March 19, 2008       March 27, 2008        8

Philippines
-----------
March 24, 2008       Jan. 2, 2009          9

Russia*
-------
Dec. 26, 2008        Jan. 8, 2008         13
Dec. 27, 2008        Jan. 9, 2008         13
Dec. 28, 2008        Jan. 10, 2008        13

Sweden
------
March 17, 2008       March 25, 2008        8
March 18, 2008       March 26, 2008        8
March 19, 2008       March 27, 2008        8

Turkey
------
Dec. 4, 2008         Dec. 12, 2008         8
Dec. 5, 3008         Dec. 15, 2008        10

Venezuela
---------
March 14, 2008       March 24, 2008       10
March 17, 2008       March 25, 2008        8
March 18, 2008       March 26, 2008        8

* Settlement cycle in Russia is negotiated on a deal by deal basis. Above data reflects a hypothetical T + 3 Cycle Covers market closings that have been confirmed as of 11/1/07. Holidays are subject to change without notice.

Taxes

Regulated Investment Company Qualifications. The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (i.e., partnership that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the company's taxable year, (a) at least 50% of the market value of the Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other RICs) or the securities of one or more qualified publicly traded partnerships. The Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Taxation of Certain Derivatives. The Fund's transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the 12 months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Federal Tax Treatment of Complex Securities. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund is required, for U.S. federal income tax purposes, to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based investments required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, option contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered qualifying income for purposes of the 90% requirement for the Fund to qualify as a RIC.

The Fund intends to distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

Taxation of U.S. Shareholders. Dividends and other distributions by the Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who
(a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period; or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Back-Up Withholding. In certain cases, the Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to back-up withholding by the IRS; (3) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Sections 351 and 362. The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the IRC, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund's basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Qualified Dividend Income. Distributions by the Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations (but generally not U.S. REITs) and certain foreign corporations (e.g., foreign corporations which are not "passive foreign investment companies" and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). A dividend from the Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder or, in the case of certain preferred stock, the holding period requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the IRC. Dividends received by the fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains.

Corporate Dividends Received Deduction. The Fund does not expect its dividends paid to corporate shareholders to be eligible, in the hands of such shareholders, for the corporate dividends received deduction.

Excess Inclusion Income. Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders, such excess inclusion income may (1) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non- U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the IRC are Fund shareholders.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If, as expected, more than 50% of the Fund's total assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly-acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of funds.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S.

shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

A distribution from the Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations. Restrictions apply regarding wash sales and substitute payment transactions.

Reporting. If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements

Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.

Miscellaneous Information

Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.

Shareholder Communications to the Board. Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, PA 19456. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to: iShares Board of Trustees, c/o Barclays Global Investors, N.A. Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns share; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

BGI-SAI-17-1008
iShares(R)

Statement of Additional Information

Dated March 26, 2008 (as revised October 30, 2008)

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus ("Prospectus") for the following fund of iShares Trust (the "Trust"), as such Prospectus may be revised or supplemented from time to time:

iShares MSCI ACWI ex US Index Fund (the "Fund").

The Prospectus for the Fund is dated March 26, 2008. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. (the "Distributor"), at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com.

iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                                                                           Page
                                                                           ----
 General Description of the Trust and the Fund............................   1
 Exchange Listing and Trading.............................................   1
 Investment Strategies and Risks..........................................   2
    Diversification Status................................................   2
    Lending Portfolio Securities..........................................   2
    Repurchase Agreements.................................................   2
    Reverse Repurchase Agreements.........................................   3
    Currency Transactions.................................................   3
    Foreign Securities....................................................   3
    Short-Term Instruments and Temporary Investments......................   4
    Securities of Investment Companies....................................   4
    Illiquid Securities...................................................   4
    Futures and Options...................................................   4
    Options on Futures Contracts..........................................   5
    Swap Agreements.......................................................   5
    Tracking Stocks.......................................................   5
    Future Developments...................................................   5
 General Considerations and Risks.........................................   5
    Risks of Derivatives..................................................   6
    Risks of Equity Securities............................................   6
    Risks of Futures and Options Transactions.............................   6
    Risks of Swap Agreements..............................................   7
    Risks of Investing in Non-U.S. Equity Securities......................   7
    Dividend Risk.........................................................   7
 Proxy Voting Policy......................................................   7
 Portfolio Holdings Information...........................................   8
 Construction and Maintenance of the Underlying Index.....................   9
 The MSCI Indexes Generally...............................................   9
    MSCI Standard Indexes.................................................   9
    Weighting.............................................................   9
    Regional Weights......................................................  10
    Selection Criteria....................................................  10
        Defining the Equity Universe......................................  10
        Adjusting the Total Market Capitalization of Securities in
          the Equity Universe for Free Float..............................  10
        Classifying Securities under the GICS.............................  10
        Selecting Securities for the Index Inclusion......................  10
    Free Float............................................................  10
    Additions and Deletions...............................................  10
    MSCI Global Investable Markets Indexes................................  10
    Weighting.............................................................  10
    Regional Weights......................................................  11
    Selection Criteria....................................................  11
        Defining the Equity Universe......................................  11
        Determining the Equity Universe in Each Market....................  11
        Determining Market Capitalization Size Segments for Each
          Market..........................................................  11
        Index Continuity Rules for the Standard Index.....................  11
    Free Float............................................................  11
 Price and Exchange Rates.................................................  11
    Prices................................................................  11
    Exchange Rates........................................................  11
    Changes to Indexes....................................................  11

                                                                           Page
                                                                           ----
 MSCI All Country World Index ex USA......................................  12
 Investment Limitations...................................................  12
 Continuous Offering......................................................  13
 Management...............................................................  14
    Trustees and Officers.................................................  14
    Committees of the Board of Trustees...................................  18
    Remuneration of Trustees..............................................  19
    Control Persons and Principal Holder of Securities....................  20
 Investment Advisory, Administrative and Distribution Services............  20
    Investment Adviser....................................................  20
    Portfolio Managers....................................................  20
    Codes of Ethics.......................................................  22
    Administrator, Custodian and Transfer Agent...........................  22
    Distributor...........................................................  22
    Index Provider........................................................  23
 Brokerage Transactions...................................................  23
 Additional Information Concerning the Trust..............................  23
    Shares................................................................  23
    Termination of the Trust or the Fund..................................  24
    DTC as Securities Depository for the Shares of the Fund...............  24
 Creation and Redemption of Creation Units................................  25
    Creation..............................................................  25
    Fund Deposit..........................................................  25
    Procedures for Creation of Creation Units.............................  25
    Placement of Creation Orders..........................................  26
    Issuance of a Creation Unit...........................................  26
    Acceptance of Orders for Creation Units...............................  26
    Creation Transaction Fee..............................................  27
    Redemption of Shares in Creation Units................................  27
    Redemption Transaction Fee............................................  28
    Placement of Redemption Orders........................................  28
    Regular Holidays......................................................  29
    Redemption............................................................  35
 Taxes....................................................................  36
    Regulated Investment Company Qualification............................  36
    Taxation of RICs......................................................  36
    Taxation of Certain Derivatives.......................................  37
    Excise Tax............................................................  37
    Net Capital Loss Carryforwards........................................  37
    Federal Tax Treatment of Complex Securities...........................  37
    Taxation of U.S. Shareholders.........................................  38
    Back-Up Withholding...................................................  39
    Sections 351 and 362..................................................  39
    Qualified Dividend Income.............................................  39
    Corporate Dividends Received Deduction................................  39
    Excess Inclusion Income...............................................  39
    Foreign Investments...................................................  39
    Passive Foreign Investment Companies..................................  40
    Sales of Shares.......................................................  40
    Other Taxes...........................................................  40
    Taxation of Non-U.S. Shareholders.....................................  41
    Reporting.............................................................  41
 Financial Statements.....................................................  41
 Miscellaneous Information................................................  41

                                                                           Page
                                                                           ----
 Counsel..................................................................  41
 Independent Registered Public Accounting Firm............................  41
 Shareholder Communication to the Board...................................  41

General Description of the Trust and the Fund

The Trust currently consists of more than 125 investment series, or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the "1933 Act"). This SAI relates solely to the Fund.

The investment objective of the Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (the "Underlying Index") representing publicly-traded equity securities of companies in a particular broad market, market segment, market sector or group of industries. The Fund is managed by Barclays Global Fund Advisors ("BGFA" or the "Investment Adviser"), a subsidiary of BGI.

The Fund offers and issues shares at their net asset value per share ("NAV") only in aggregations of a specified number of shares ("Creation Unit"), generally in exchange for a basket of equity securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). Shares of the Fund are listed and traded on The NASDAQ Stock Market LLC ("NASDAQ" or the "Listing Exchange"), a national securities exchange. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 200,000 or multiples thereof.

The Trust reserves the right to offer a "cash" option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain with the Trust a cash deposit equal to at least 110%, which BGFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees for cash creations or redemptions may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of the Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available, (iii) the "indicative optimized portfolio value" ("IOPV") of the Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not part of the current Deposit Securities. Therefore, the Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund's NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued dividend and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in securities issued by companies that comprise the Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio.

The Fund engages in representative sampling, which is investing in a sample of securities selected by BGFA to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are included in the Underlying Index.

Diversification Status. The Fund is non-diversified. A "non-diversified" classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Index and, consequently, the Fund's investment portfolio. This may adversely affect the Fund's performance or subject the Fund's shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "Regulated Investment Company" ("RIC") for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "IRC"), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the IRC may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Lending Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk. Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Fund pays a portion of the interest or fees earned from securities lending to a borrower, as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the "Board" or the "Trustees"). BGI acts as securities lending agent for the Fund subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Fund will engage in repurchase agreements only with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. The Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's assets that are denominated in a foreign currency. The Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Foreign Securities. The Fund intends to purchase publicly-traded common stocks of foreign corporations. To the extent the Fund invests in stocks of foreign corporations, the Fund's investment in such stocks may be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity and the underlying securities may be issued by a foreign or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally ADRs, issued in registered form, are designed for use in the U.S. securities markets and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BGFA deems illiquid or for which pricing information is not readily available. In general Depositary Receipts must be sponsored; however, a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to:
(i) shares of money market funds (including those advised by BGFA);
(ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises);
(iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase "Prime-1" by Moody's(R) Investor's Service, Inc. ("Moody's") or "A-1" by Standard & Poor's(R) Rating Service, a division of The McGraw Hill Companies, Inc. ("S&P(R)"), or if unrated, of comparable quality as determined by BGFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements, and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Securities of Investment Companies. The Fund may invest in the securities of other investment companies to the extent allowed by law. Pursuant to the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will enter into futures contracts and options only on futures contracts that are traded on a U.S. or foreign exchange. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require the Fund to maintain liquid assets. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," the Fund maintains liquid assets in an amount at least equal to the Fund's daily marked-to-market obligation (i.e., the Fund's daily net liability, if any), rather than the contracts' notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts' full notional value. The Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. The Fund may enter into futures contracts to purchase stock indexes when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to "track" the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company's common stock.

Future Developments. The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks

A discussion of some of the risks associated with an investment in the Fund is contained in the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general and other factors that affect the market.

Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Equity Securities. An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general and other factors that affect securities markets. An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Underlying Index are listed on a national securities exchange, the principal trading market for some may be over-the-counter. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

Risks of Investing in Non-U.S. Equity Securities. An investment in the Fund involves risks similar to those of investing in broad-based portfolios of equity securities traded on foreign exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Dividend Risk. There is no guarantee that the issuer of the stocks held by the Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Proxy Voting Policy

The Trust has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of BGFA, the investment adviser to the Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund's proxy voting guidelines and BGFA's role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for the Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BGFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies or certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates, or the Distributor or the Distributor's affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

   . The Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

   . The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

   . The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates (if any), or the Distributor or the Distributor's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BGFA voted proxies relating to the Fund's portfolio securities during the 12-month period ended June 30 will be available
(i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at www.iShares.com and (ii) on the SEC's website at www.sec.gov.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Fund's portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund's respective shareholders, (ii) does not put the interests of BGFA, the Distributor or any affiliated person of BGFA or the Distributor, above those of Fund shareholders, (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities" referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation ("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors (known as "Authorized Participants") that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Fund offers and redeems its shares ("iShares Exemptive Orders") and other institutional market participants and entities that provide information services.

Each business day, the Fund's portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund's anticipated holdings on the following business day.

Daily access to information concerning the Fund's portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants, and (ii) to other personnel of the Investment Adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Fund, and the terms of the Fund's current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.

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

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance of the Underlying Index

A description of the MSCI indexes generally and the Underlying Index is provided below.

MSCI Indexes Generally

The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the indexes in 1986. In November 1998, Morgan Stanley transferred all rights to the MSCI indexes to MSCI Inc. ("MSCI"), a Delaware corporation of which Morgan Stanley is the majority owner and The Capital Group of Companies, Inc. is the minority shareholder. The MSCI single country standard equity indexes have covered the world's developed markets since 1969 and in 1988 MSCI commenced coverage of emerging markets.

Local stock exchanges traditionally calculated their own indexes which were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology to all markets for all single country standard equity indexes, developed and emerging.

MSCI has begun implementing enhancements to the methodology of its current indexes, the MSCI Standard Indexes and the MSCI Small Cap Indexes. MSCI is generally expanding the number of securities included in these indexes, eliminating industry sector classifications in favor of market capitalization size segmentation and eliminating overlapping market capitalization size segmentation among its indexes. These enhancements are being phased in over two stages: 50% of the transition was completed on November 30, 2007 and the remaining transition is expected to be completed on May 30, 2008. MSCI has also combined its MSCI Standard Indexes and MSCI Small Cap Indexes to form the MSCI Global Investable Market Indexes (the "MSCI GIMI"). The MSCI Global Standard Indexes of the MSCI GIMI, which include the MSCI Global Large Cap Indexes and MSCI Global Mid-Cap Indexes, are intended to cover all investable large and mid-cap securities and include approximately 85% of each market's free float-adjusted market capitalization. The MSCI Global Small Cap Index of the MSCI GIMI is intended to cover all companies with a market capitalization smaller than that of the companies in the MSCI Global Standard Indexes and include an additional 14% coverage of each market's free-float adjusted market capitalization. The Underlying Index of the Fund at its inception will be an index of the MSCI Standard Indexes. In order to minimize short-term portfolio turnover during the period prior to May 30, 2008, BGFA intends to manage the Fund toward the enhanced MSCI Standard Index.

MSCI Standard Indexes

Weighting. All single-country MSCI Standard indexes are free-float weighted, i.e., companies are included in the indexes at the value of their free public float (free float multiplied by security price). MSCI defines "free float" as total shares excluding shares held by strategic investors and shares subject to foreign ownership restrictions. MSCI's Standard indexes generally seek to include 85% of the free float-adjusted market capitalization of a country's stock market represented in each industry group of each country.

Regional Weights. Market capitalization weighting, combined with a consistent target of 85% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets.

Selection Criteria. MSCI's index construction process involves: (i) defining the equity universe, (ii) adjusting the total market capitalization of all securities in the universe for free float available to foreign investors,
(iii) classifying the universe of securities under the Global Industry Classification Standard (the "GICS") and (iv) selecting securities for inclusion according to MSCI's index construction rules and guidelines.

   (i) Defining the Equity Universe. The current index construction process starts at the country level with the identification of all listed securities for that country. MSCI currently creates international equity country indexes for 48 countries. In general, companies and their respective securities are classified as belonging only to the country in which they are incorporated. This allows securities to be sorted distinctly by country. All listed equity securities and listed securities that exhibit characteristics of equity securities, except investment trusts, mutual funds and equity derivatives, are eligible for inclusion in the equity universe. Shares of non-domiciled companies generally are not eligible for inclusion in the equity universe.

  (ii) Adjusting the Total Market Capitalization of Securities in the Equity Universe for Free Float. After identifying the universe of securities, MSCI calculates the free float-adjusted market capitalization of each security in that universe using publicly available information. The process of free float adjusting market capitalization involves:
       (i) defining and estimating the free float available to foreign investors for each security, using MSCI's definition of free float,
       (ii) assigning a free float-adjustment factor to each security and
       (iii) calculating the free float-adjusted market capitalization of each security.

 (iii) Classifying Securities under the GICS. All securities in the equity universe are also assigned to an industry-based hierarchy, the GICS. This comprehensive classification scheme provides a universal approach to industries worldwide and forms the basis for achieving MSCI's objective of broad industry representation in its indexes.

  (iv) Selecting Securities for Index Inclusion. MSCI targets an 85% free float-adjusted market representation level in each industry group of each country. The security selection process within each industry group is based on the analysis of: (i) each company's business activities and the diversification that its securities would bring to the index,
       (ii) the size (based on free float-adjusted market capitalization) and liquidity of securities of the company and (iii) the estimated free float for the company and its individual share classes. MSCI targets for inclusion the largest and most liquid securities in an industry group. MSCI generally does not consider securities with inadequate liquidity or securities that do not have an estimated free float greater than 15% unless exclusion of the security of a large company would compromise the index's ability to fully and fairly represent the characteristics of the underlying market.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float and (ii) limits on share ownership for foreigners.

Under MSCI's free float-adjustment methodology, a constituent's inclusion factor is equal to its estimated free float rounded up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15% that are included on an exceptional basis, the estimated free float is adjusted to the nearest 1%.

Additions and Deletions. Potential additions to the indexes are analyzed with respect to their industry group and sub-industry group in order to represent a wide range of economic and business activities. In assessing deletions, it is important that indexes represent the full investment cycle including both bull and bear markets. Out-of-favor industries and their securities may exhibit declining prices, declining market capitalization and/or declining liquidity yet not be deleted because they remain good representatives of their industry group.

As a general policy, changes in number of shares are coordinated with changes in the inclusion factor to accurately reflect the investability of the underlying securities.

MSCI Global Investable Market Indexes

Weighting. All single-country indexes of the MSCI GIMI are free-float weighted, i.e., companies are included in the indexes at the value of their free public float (free float multiplied by security price). MSCI defines "free float" as total shares excluding shares held by strategic investors and shares subject to foreign ownership restrictions. Indexes of MSCI's GIMI generally seek to include 99% of the free float-adjusted market capitalization of a single country's stock market.

Regional Weights. Market capitalization weighting, combined with a consistent target of 99% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country except in the developed markets of Europe, where all markets are aggregated into a single market for index construction purposes. Individual country indices of the European developed markets are derived from the constituents of the MSCI GIMI Europe Index.

Selection Criteria. MSCI's index construction process involves: (i) defining the equity universe, (ii) determining the market investable equity universe for each market, (iii) determining market capitalization size segments for each market and (iv) applying index continuity rules for the standard index.

   (i) Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI Global Index Series. Of these countries, 23 are classified as developed markets and 25 as emerging markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. Real estate investment trusts ("REITs") in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.

   (ii) Determining the Equity Universe in Each Market. The equity universe in any market is derived by applying investability screens to individual companies and securities in the equity universe of that market. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.

   (iii) Determining Market Capitalization Size Segments for Each Market. In each market MSCI creates an Investable Market Index, Standard Index, Large Cap Index, Mid Cap Index and Small Cap Index. In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:

       1. Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index and

       2. Achieving consistent market coverage by ensuring that each market's size segment is represented in its proportional weight in the composite universe.

   (iv) Index Continuity Rules for the Standard Index. In order to achieve index continuity as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developing market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float and (ii) limits on share ownership for foreigners.

Under MSCI's free float-adjustment methodology, a constituent's inclusion factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15% that are included on an exceptional basis, the estimated free float is adjusted to the nearest 1%.

Price and Exchange Rates

Prices. The prices used to calculate all MSCI indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

Exchange Rates. MSCI currently uses the foreign exchange rates published by WM Reuters at 4:00 p.m., London time. MSCI uses WM Reuters rates for all developed and emerging markets. Exchange rates are taken daily at 4:00 p.m., London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4:00 p.m. WM Reuters provides closing bid and offer rates. MSCI uses these rates to calculate the mid-point to five decimal places.

MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM Reuters rate is believed not to be representative for a given currency on a particular day.

Changes to the Indexes. The MSCI indexes are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI indexes involves many aspects, including (i) additions to, and deletions from, the indexes,
(ii) changes in number of shares and (iii) changes in inclusion factors as a result of updated free float estimates.

Index maintenance can be described by three broad categories of changes:

   . Annual full country index reviews, conducted on a fixed annual timetable, that systematically re-assess the various dimensions of the equity universe for all countries;

   . Quarterly index reviews, aimed at promptly reflecting other significant market events and

   . Ongoing event-related changes, such as mergers and acquisitions, which generally are implemented in the indexes as they occur.

Potential changes in the status of countries (stand-alone, emerging and developed) are normally implemented in one or more phases at the regular annual full country index review and quarterly index review dates.

The annual full country index review for all the MSCI single country standard international equity indexes is carried out once every 12 months and implemented as of the close of the last business day of May. The implementation of changes resulting from a quarterly index review occurs only on three dates throughout the year: as of the close of the last business day of February, August and November. Any single country indexes may be impacted at the quarterly index review. MSCI Index additions and deletions due to quarterly index rebalancing are generally announced at least two weeks in advance.

MSCI All Country World Index ex USA

Number of Components: approximately 2,247

Index Description. The MSCI All Country World Index ex USA is a commonly used measure of international stock market performance outside the U.S., including both emerging and developed markets. Constituents of the index include securities from the following 47 countries: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, the Czech Republic, Denmark, Egypt, Finland, France, Germany, Greece, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan, Jordan, Malaysia, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, and the United Kingdom.

Calculation Methodology. The Fund utilizes the MSCI All Country World Index ex USA calculated with net dividends reinvested. Net dividends means dividends after taxes withheld at the rate applicable to holders of the underlying stock that are resident in Luxembourg. Such withholding rates may differ from those applicable to U.S. residents.

Investment Limitations

The Board has adopted as a non-fundamental policy the investment objective of the Fund. Therefore, the Fund may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies the Fund's investment restrictions numbered one through six below. The restrictions for the Fund cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

The Fund will not:

1. Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in
   (i) and (ii), the Fund will be limited so that no more than 33/ 1//3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund's investment objective and policies).

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities.

BGFA monitors the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:

   .   The frequency of trades and quotes for the security;

   . The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

   .   Dealer undertakings to make a market in the security; and

   . The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities, and ADRs based on securities, in its Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The Trust, iShares, Inc., Master Investment Portfolio ("MIP"), Barclays Global Investors Funds ("BGIF") and Barclays Foundry Investment Trust ("BFIT"), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 153 Funds within the fund complex. In addition, Lee
T. Kranefuss serves as a Trustee for BGIF and MIP and, as a result, oversees an additional 24 portfolios within the fund complex. The address of each Trustee and Officer, unless otherwise indicated, is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, CA 94105. The Board has designated George G.C. Parker as its Lead Independent Trustee.

                                     Principal Occupation(s)   Other Directorships Held
Name (Year of Birth)    Position     During the Past 5 Years          by Trustee
-------------------- --------------  ------------------------  ------------------------
Interested Trustees

Lee T. Kranefuss/1/  Trustee and     Chief Executive Officer,  Director (since 2003) of
(1961)               Chairman        iShares Intermediary      iShares, Inc.; Trustee
                     (since 2003)    Index and Markets Group   (since 2001) of BGIF and
                                     of BGI (since 2005);      MIP; Director (since
                                     Chief Executive Officer   2003) of BGI Cayman
                                     of the Intermediary       Prime Money Market Fund,
                                     Investor and Exchange     Ltd.
                                     Traded Products Business
                                     of BGI (2003-2005);
                                     Director of BGFA (since
                                     2005); Director,
                                     President and Chief
                                     Executive Officer of
                                     Barclays Global
                                     Investors International,
                                     Inc. (since 2005);
                                     Director and Chairman of
                                     Barclays Global
                                     Investors Services
                                     (since 2005); Chief
                                     Executive Officer of the
                                     Individual Investor
                                     Business of BGI
                                     (1999-2003).

John E. Martinez/1/  Trustee (since  Co-Chief Executive        Director (since 2003) of
(1962)               2003)           Officer of Global Index   iShares, Inc.; Director
                                     and Markets Group of BGI  (since 2005) of Real
                                     (2001-2003); Chairman of  Estate Equity Exchange;
                                     Barclays Global           Chairman Independent
                                     Investors Services        Review Committee,
                                     (2000-2003); Director,    Canadian iShares Funds
                                     Barclays Global           (since 2007).
                                     Investors UK Holdings,
                                     Inc. (2000-2003).

--------
/1/ Lee T. Kranefuss and John E. Martinez are deemed to be "interested persons" (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Fund's investment adviser; BGI, the parent company of BGFA; and Barclays Global Investors Services, an affiliate of BGFA and BGI.

                                     Principal Occupation(s)   Other Directorships Held
Name (Year of Birth)    Position     During the Past 5 Years          by Trustee
-------------------- --------------  ------------------------  ------------------------
Independent Trustees

George G.C. Parker   Trustee (since  Dean Witter               Director (since 2002) of
(1939)               2000)           Distinguished Professor   iShares, Inc.; Director
                     Lead            of Finance, Emeritus,     (since 1996) of
                     Independent     Stanford University:      Continental Airlines,
                     Trustee (since  Graduate School of        Inc.; Director (since
                     2006)           Business (since 1994).    1995) of Community First
                                                               Financial Group;
                                                               Director (since 1999) of
                                                               Tejon Ranch Company;
                                                               Director (since 2004) of
                                                               Threshold
                                                               Pharmaceuticals;
                                                               Director (since 2007) of
                                                               NETGEAR, Inc.

Cecilia H. Herbert   Trustee (since  Chair of Investment       Director (since 2005) of
(1949)               2005)           Committee (1994-2005)     iShares, Inc.
                                     Archdiocese of San
                                     Francisco; Director
                                     (since 1998) and
                                     President (since 2007)
                                     of the Board of
                                     Directors, Catholic
                                     Charities CYO; Trustee
                                     (2004-2005) of Pacific
                                     Select Funds; Trustee
                                     (1992-2003) of the
                                     Montgomery Funds;
                                     Trustee (since 2005) and
                                     Chair of Finance and
                                     Investment Committees
                                     (since 2006) of the
                                     Thacher School.

Charles A. Hurty     Trustee (since  Retired; Partner, KPMG,   Director (since 2005) of
(1943)               2005)           LLP (1968-2001).          iShares, Inc.; Director
                                                               (since 2002) of GMAM
                                                               Absolute Return Strategy
                                                               Fund (1 portfolio);
                                                               Director (since 2002) of
                                                               Citigroup Alternative
                                                               Investments
                                                               Multi-Adviser Hedge Fund
                                                               Portfolios LLC (1
                                                               portfolio); Director
                                                               (since 2005) of CSFB
                                                               Alternative Investments
                                                               Fund (6 portfolios).

John E. Kerrigan     Trustee (since  Chief Investment          Director (since 2005) of
(1955)               2005)           Officer, Santa Clara      iShares, Inc.; Member
                                     University (since 2002);  (since 2004) of Advisory
                                     Managing Director,        Council for Commonfund
                                     Merrill Lynch             Distressed Debt Partners
                                     (1994-2002).              II.

                                     Principal Occupation(s)   Other Directorships Held
Name (Year of Birth)    Position     During the Past 5 Years          by Trustee
-------------------- --------------  ------------------------  ------------------------
Robert H. Silver     Trustee (since  President and Co-Founder  Director (since March
(1955)               March 2007)     of The Bravitas Group,    2007) of iShares, Inc.;
                                     Inc. (since 2006);        Director and Member
                                     Member, Non-Investor      (since 2006) of the
                                     Advisory Board of Russia  Audit and Compensation
                                     Partners II, LP (since    Committee of EPAM
                                     2006); President          Systems, Inc.
                                     and Chief Operating
                                     Officer (2003-2005) and
                                     Director (1999-2005) of
                                     UBS Financial Services,
                                     Inc.; President and
                                     Chief Executive Officer
                                     of UBS Services USA, LLC
                                     (1999-2005); Managing
                                     Director, UBS America,
                                     Inc. (2000-2005);
                                     Director and Chairman of
                                     the YMCA of Greater NYC
                                     (since 2001);
                                     Broadway Producer (since
                                     2006).

 Name (Year of Birth)                                 Principal Occupation(s)
 Officers                          Position           During the Past 5 Years
 --------------------      ------------------------  --------------------------
 Officers
 Michael A. Latham         President (since 2007)    Head of Americas iShares
 (1965)                                              (since 2007); Chief
                                                     Operating Officer of the
                                                     Intermediary Investors
                                                     and Exchange Traded
                                                     Products Business of BGI
                                                     (since 2003-2007);
                                                     Director and Chief
                                                     Financial Officer of
                                                     Barclays Global Investors
                                                     International, Inc.
                                                     (since 2005); Director of
                                                     Mutual Fund Delivery in
                                                     the U.S. Individual
                                                     Investor Business of BGI
                                                     (1999-2003).

 Geoffrey D. Flynn         Treasurer and Chief       Director of Mutual Fund
 (1956)                    Financial Officer (since  Operations, BGI (since
                           2007)                     2007); President, Van
                                                     Kampen Investors Services
                                                     (2003-2007); Managing
                                                     Director, Morgan Stanley
                                                     (2002-2007); President,
                                                     Morgan Stanley Trust, FSB
                                                     (2002-2007).

 Eilleen M. Clavere        Secretary (since 2007)    Head of Legal
 (1952)                                              Administration of
                                                     Intermediary Investors
                                                     Business of BGI (since
                                                     2006); Legal Counsel and
                                                     Vice President of Atlas
                                                     Funds, Atlas Advisers,
                                                     Inc. and Atlas
                                                     Securities, Inc.
                                                     (2005-2006); Counsel of
                                                     Kirkpatrick & Lockhart
                                                     LLP (2001-2005).

 Ira P. Shapiro            Vice President and Chief  Associate General Counsel
 (1963)                    Legal Officer (since      (since 2004) of BGI;
                           2007)                     First Vice President
                                                     (1993-2004) of Merrill
                                                     Lynch Investment Managers.

 Name (Year of Birth)                                 Principal Occupation(s)
 Officers                          Position           During the Past 5 Years
 --------------------      ------------------------  -------------------------
 Amy Schioldager           Executive Vice President  Head (since 2006) of U.S.
 (1962)                    (since 2007)              Indexing of BGI; Head of
                                                     Domestic Equity Portfolio
                                                     Management, BGI
                                                     (2001-2006).

 H. Michael Williams       Executive Vice President  Head of Global Index and
 (1960)                    (since 2007)              Markets Group of BGI
                                                     (since 2006); Global Head
                                                     of Securities Lending,
                                                     BGI (2002-2006).

 Lee Sterne                Vice President (since     Senior Portfolio Manager,
 (1965)                    2007)                     BGI (since 2004);
                                                     Portfolio Manager, BGI
                                                     (2001-2004).

 Matt Tucker               Vice President (since     Head of U.S. Fixed Income
 (1972)                    2007)                     Investment Solutions, BGI
                                                     (since 2005); Fixed
                                                     Income Investment
                                                     Strategist, BGI
                                                     (2003-2005); Fixed Income
                                                     Portfolio Manager, BGI
                                                     (1997-2003).

The following table sets forth, as of December 31, 2007, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a Fund is not listed below, the Trustee did not own any securities in that Fund as of the date indicated above:

                                                                 Aggregate Dollar Range of
                                                                 Equity Securities in all
                                                                   Registered Investment
                                                Dollar Range of    Companies Overseen by
                                               Equity Securities   Trustee in Family of
Name of Trustee         Name of Index Fund        in the Fund      Investment Companies
-------------------  ------------------------  ----------------- -------------------------
Lee T. Kranefuss     iShares Lehman 1-3 Year   $50,001-$100,000        Over $100,000
                     Treasury Bond Fund
                     iShares Russell 3000       Over $100,000
                     Index Fund

John E. Martinez     iShares MSCI EAFE Index    Over $100,000          Over $100,000
                     Fund
                     iShares Russell 1000       Over $100,000
                     Index Fund
                     iShares Russell 1000       Over $100,000
                     Value Index Fund
                     iShares Russell 2000       Over $100,000
                     Index Fund
                     iShares S&P 500 Index      Over $100,000
                     Fund

George G.C. Parker   iShares Russell 2000      $50,001-$100,000        Over $100,000
                     Index Fund
                     iShares Russell 2000      $50,001-$100,000
                     Value Index Fund
                     iShares S&P 100 Index      Over $100,000
                     Fund
                     iShares S&P 500 Value      Over $100,000
                     Index Fund
                     iShares S&P MidCap 400    $10,001-$50,000
                     Index Fund
                     iShares S&P MidCap 400     Over $100,000
                     Value Index Fund
                     iShares S&P Small Cap     $10,001-$50,000
                     600 Index Fund
                     iShares Russell 1000       Over $100,000
                     Value Index Fund
                     iShares Dow Jones Select   Over $100,000
                     Dividend Index Fund
                     iShares S&P 500 Index      Over $100,000
                     Fund
                     iShares MSCI Mexico        Over $100,000
                     Index Fund
                     iShares MSCI EAFE Index    Over $100,000
                     Fund

                                                                 Aggregate Dollar Range of
                                                                 Equity Securities in all
                                                                   Registered Investment
                                                Dollar Range of    Companies Overseen by
                                               Equity Securities   Trustee in Family of
Name of Trustee         Name of Index Fund        in the Fund      Investment Companies
-------------------  ------------------------- ----------------- -------------------------
Cecilia H. Herbert   iShares FTSE/Xinhua         Over $100,000         Over $100,000
                     China 25 Index Fund
                     iShares MSCI Emerging      $10,001-$50,000
                     Markets Index Fund
                     iShares MSCI Hong Kong     $10,001-$50,000
                     Index Fund
                     iShares MSCI Japan Index   $10,001-$50,000
                     Fund
                     iShares Dow Jones U.S.     $10,001-$50,000
                     Consumer Goods Sector
                     Index Fund
                     iShares Russell 1000       $10,001-$50,000
                     Index Fund
                     iShares S&P Global         $10,001-$50,000
                     Telecommunications
                     Sector Index Fund
                     iShares Dow Jones U.S.       $1-$10,000
                     Technology Sector Index
                     Fund
                     iShares S&P 500 Index       Over $100,000
                     Fund

Charles A. Hurty     iShares S&P 500 Index      $10,001-$50,000        Over $100,000
                     Fund
                     iShares FTSE/Xinhua        $10,001-$50,000
                     China 25 Index Fund
                     iShares Dow Jones          $10,001-$50,000
                     Financial Sector Index
                     Fund
                     iShares Dow Jones U.S.     $10,001-$50,000
                     Energy Sector Index Fund
                     iShares Dow Jones U.S.     $10,001-$50,000
                     Technology Sector Index
                     Fund
                     iShares MSCI EAFE Index    $10,001-$50,000
                     Fund
                     iShares MSCI Japan Index   $10,001-$50,000
                     Fund
                     iShares Dow Jones Select   $10,001-$50,000
                     Dividend Index Fund

John E. Kerrigan     iShares MSCI Japan Index    Over $100,000         Over $100,000
                     Fund
                     iShares MSCI Pacific        Over $100,000
                     ex-Japan Index Fund
                     iShares MSCI EAFE Index     Over $100,000
                     Fund

Robert H. Silver     iShares Dow Jones U.S.      Over $100,000         Over $100,000
                     Broker-Dealers Index Fund
                     iShares MSCI EAFE Index     Over $100,000
                     Fund
                     iShares S&P 500 Index       Over $100,000
                     Fund
                     iShares Russell 2000        Over $100,000
                     Index Fund

As of December 31, 2007, none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust ("Independent Trustees") or their immediate family members owned beneficially or of record any securities of BGFA (the Fund's investment adviser), the Distributor or any person controlling, controlled by or under common control with BGFA or the Distributor.

Committees of the Board of Trustees. Each Independent Trustee serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust;
(ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement);
(iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the calendar year ended December 31, 2007.

The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of

Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations;
(iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Trustees. The Nominating and Governance Committee met four times during the calendar year ended December 31, 2007.

Remuneration of Trustees. The Trust pays each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $90,000 for meetings of the Board attended by the Trustee; also the Trust pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. During the period January 1, 2007 through December 31, 2007, the Trust paid each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $75,000 for meetings of the Board attended by the Trustee; also the Trust paid Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2007:

                                             Pension or
                              Aggregate      Retirement      Estimated           Total
                             Compensation Benefits Accrued    Annual         Compensation
                               from the   As Part of Trust Benefits Upon     From the Fund
Name of Interested Trustee      Trust       Expenses /1/   Retirement /1/ and Fund Complex /2/
--------------------------   ------------ ---------------- -------------- -------------------
Lee T. Kranefuss/3/.........   $     0     Not Applicable  Not Applicable      $      0
John E. Martinez............   $75,000     Not Applicable  Not Applicable      $150,000

--------
/1/ No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.

/2/ Includes compensation for service on the Board of Directors of iShares, Inc.

/3/ Lee T. Kranefuss was not compensated by the Trust due to his employment with BGI during the time period reflected in the table.

The table below sets forth the compensation paid to each Independent Trustee for the calendar year ended December 31, 2007:

                                             Pension or
                              Aggregate      Retirement      Estimated           Total
                             Compensation Benefits Accrued    Annual         Compensation
                               from the   As Part of Trust Benefits Upon     From the Fund
Name of Independent Trustee     Trust       Expenses /1/   Retirement /1/ and Fund Complex /2/
---------------------------  ------------ ---------------- -------------- -------------------
George G. C. Parker.........   $100,000    Not Applicable  Not Applicable      $200,000
John E. Kerrigan............   $ 75,000    Not Applicable  Not Applicable      $150,000
Charles A. Hurty............   $ 95,000    Not Applicable  Not Applicable      $190,000
Cecilia H. Herbert..........   $ 75,000    Not Applicable  Not Applicable      $150,000
Robert H. Silver*...........   $ 56,250    Not Applicable  Not Applicable      $112,500

--------
/*/ Appointed to serve as Independent Trustee of the Trust effective March 9, 2007.

/1/ No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.

/2/ Includes compensation for service on the Board of Directors of iShares, Inc.

The Trustees and officers of the Trust do not own any outstanding shares of the Fund as of the date of this SAI.

Control Persons and Principal Holders of Securities. Ownership information is not provided for the Fund as it had not commenced operations as of the date of this SAI.

Investment Advisory, Administrative and Distribution Services

Investment Adviser. BGFA serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

Effective August 1, 2008, for its investment advisory services to the Fund and certain other iShares funds (iShares MSCI ACWI Index Fund and iShares MSCI EAFE Index Fund, which are offered in separate SAIs), BGFA is paid a management fee based on the Fund's allocable portion of: 0.35% per annum of the aggregate net assets less than or equal to $30 billion, plus 0.32% per annum of the aggregate net assets between $30.0 billion and $60.0 billion, plus 0.28% per annum of the aggregate net assets in excess of $60 billion.

Pursuant to the Investment Advisory Agreement, BGFA is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense and taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses. For its investment management services to the Fund, BGFA is paid a management fee at the annual rates (as a percentage of the Fund's average net assets) set forth below:

Fund                                                             Management Fee
----                                                             --------------
iShares MSCI ACWI ex US Index Fund..............................      0.35%

The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Fund is terminable without penalty on 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act). The Investment Advisory Agreement is also terminable upon 60 days' notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the shares of the Trust but (ii) do not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed BGFA or its affiliates would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA or its affiliates might offer to provide additional services.

BGFA and/or BGI may pay certain broker-dealers and intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. BGFA and/or BGI may also pay broker-dealers or intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange traded products in general. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by BGFA and/or BGI from their own resources and not from the assets of the Fund.

Portfolio Managers. Diane Hsiung and Greg Savage (the "Portfolio Managers") are primarily responsible for the day-to-day management of other iShares funds and certain other portfolios and/or accounts as indicated in the table below as of January 31, 2008:

Diane Hsiung

Types of Accounts                                       Number   Total Assets
-----------------                                       ------ ----------------
Registered Investment Companies........................  137   $270,950,000,000
Other Pooled Investment Vehicles.......................    1   $     33,000,000
Other Accounts.........................................    5   $  1,049,000,000
Companies, Vehicles or Accounts with Incentive-Based
  Fee Arrangements.....................................  N/A                N/A

Greg Savage

Types of Accounts                                       Number   Total Assets
-----------------                                       ------ ----------------
Registered Investment Companies........................  137   $270,950,000,000
Other Pooled Investment Vehicles.......................    1   $     33,000,000
Other Accounts.........................................    6   $  1,049,000,000
Companies, Vehicles or Accounts with Incentive-Based
  Fee Arrangements.....................................  N/A                N/A

Each of the portfolios or accounts of which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the iShares Funds, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts of which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. Incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest that may result in the Portfolio Manager's favoring those portfolios or accounts with incentive-based fee arrangements.

The table below shows, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts, as of January 31, 2008:

Diane Hsiung

                                                    Number of
                                               Other Accounts with
                                                Performance Fees   Aggregate of
                                                     Managed       Total Assets
                                               ------------------- ------------
Registered Investment Companies...............         N/A             N/A
Other Pooled Investment Vehicles..............         N/A             N/A
Other Accounts................................         N/A             N/A

Greg Savage

                                                    Number of
                                               Other Accounts with
                                                Performance Fees   Aggregate of
                                                     Managed       Total Assets
                                               ------------------- ------------
Registered Investment Companies...............         N/A             N/A
Other Pooled Investment Vehicles..............         N/A             N/A
Other Accounts................................         N/A             N/A

As of January 31, 2008, with respect to all iShares funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers receive a salary and are eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including but not limited to the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager's business unit and an assessment of the Portfolio Manager's individual performance. Each Portfolio Manager's salary and annual bonus are paid in cash. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees (within the meaning of ERISA section 401(a))" as so specified under the terms of BGI's Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.

Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under the CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of January 31, 2008, Diane Hsiung and Greg Savage did not beneficially own any shares of the Fund.

Codes of Ethics. The Trust, BGFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent for the Fund. State Street's principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to an Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a custodian agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. Also, pursuant to a delegation agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as transfer agent for the Fund's authorized and issued shares of beneficial interest and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee.

Distributor. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the Statement of Additional Information to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under Securities Exchange Act of 1934, as amended (the "1934 Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC Participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

Index Provider. The Fund is based upon a particular index compiled by MSCI. MSCI is not affiliated with the Fund or with BGI or BGI's affiliates. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with BGI, which in turn has a licensing agreement with MSCI. BGI has provided the applicable sub-licenses to the Funds without charge.

Brokerage Transactions

BGFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BGFA manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BGFA may deal, trade and invest for its own account in the types of securities in which the Fund may invest. BGFA may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover rates may vary from period to period and high commission rates may result in comparatively greater brokerage expenses.

Additional Information Concerning the Trust

Shares. The Trust currently is comprised of more than 125 funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund, or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights for the Board. Under Delaware law Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund's shares, a holder of shares may be a "control person" of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 24, 2008, the Board of Trustees may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more Funds commencing operations after September 24, 2008 (each a "New Fund") to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions (collectively "merge") with, to or into another New Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a fund and beneficial owners of 10% of the shares of a fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC's rules promulgated thereunder. Beneficial owners and insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or the Fund. The Trust or the Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Fund. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the American Stock Exchange and the FINRA.

Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name" and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC

Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

General. The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays (as observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities"), which constitutes an optimized representation of the securities of the Fund's Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities, and serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit.

BGFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of shares (subject to amendments) of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Deposit Securities are applicable, subject to any adjustments as described below, to purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities changes pursuant to the changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Underlying Index.

The Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust also reserves the right to permit or require a "cash in lieu" amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be:
(i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC, or
(ii) a DTC Participant (see the Book Entry Only System section), and must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All creation orders must be placed for one or more Creation Units and whether placed through a Participating Party, a DTC Participant, must be received by the Distributor in proper form no later than the closing time of the regular trading session on the Listing Exchange ("Closing Time") (ordinarily 4:00 p.m., Eastern time) on any Business Day in order for creation of

Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order, (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund will have to be placed by the investor's broker through an Authorized Participant. In such cases there may be additional charges to such investor. A limited number of broker-dealers executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities.

Investors placing orders for Creation Units of the Fund should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Closing Time. Investors should also be aware that the Authorized Participant may require orders for Creation Units placed with it to be in a form different from the form of purchase order, specified by the Trust, that the Authorized Participant must deliver to the Distributor.

Placement of Creation Orders. State Street shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Units must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the Closing Time on any Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of cash or, if applicable, good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery and the Company will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a "T+3 basis" (i.e., three Business Days after trade date). However, as discussed in Appendix A, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by the applicable Participant Agreement, Creation Units may be issued to such Authorized Participant notwithstanding the fact that corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 110%, which BGFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject any creation order for the shares of the Fund transmitted to it by the Distributor if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares disseminated through the facilities of the NSCC for that date by BGFA, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners or (vii) circumstances outside the control of the Trust, State Street, the Distributor or BGFA would make it impossible or impracticable to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC, State Street, the sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of such order. The Trust, State Street, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. A purchase transaction fee is imposed for the transfer and other transaction costs of the Fund associated with the issuance of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. When the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth standard and maximum creation transaction fees:

                                                    Standard       Maximum
                                                    Creation      Additional
                                                   Transaction     Creation
iShares MSCI Index Fund                                Fee     Transaction Fee*
-----------------------                            ----------- ----------------
iShares MSCI ACWI ex US Index Fund................   $11,700          3%
--------
* As a percentage of the value of the Deposit Securities.

Redemption of Shares in Creation Units. Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through State Street and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit by an investor who wishes to redeem a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

BGFA and the Distributor makes available through the NSCC, immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (such difference, the "Cash Redemption Amount"), less redemption transaction fee below. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemptions of shares will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities, may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming Beneficial Owner that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act. An Authorized Participant may request a redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund's NAV is not reasonably practicable or
(iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The redemption transaction fees for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are set forth below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth standard and maximum redemption transaction fees:

                                                    Standard       Maximum
                                                   Redemption     Additional
                                                   Transaction    Redemption
iShares MSCI Index Fund                                Fee     Transaction Fee*
-----------------------                            ----------- ----------------
iShares MSCI ACWI ex US Index Fund................   $11,700          2%
--------
* As a percentage of the value of the Deposit Securities.

Placement of Redemption Orders. Orders to redeem Creation Units must be delivered through an Authorized Participant . An order in good form to redeem Creation Units is deemed received by the Trust on the Transmittal Date if:
(i) a request in satisfactory form to the Trust is received by State Street not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business Days after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of the local holidays in the foreign countries relevant to the Fund.

In order to take delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant's agreement with the Distributor, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund's Transfer Agent, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 110%, which BGFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m. Eastern time, on the contractual settlement date and shall be held by State Street and marked to market daily, and the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant and income, if any, will be paid to the Authorized Participant. The Participant Agreement permits the Trust, on behalf of the Fund, to acquire the Deposit Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received in good form by the Trust. Therefore, if a redemption order in proper form is submitted to State Street by a DTC Participant not later than Closing Time on the Transmittal Date and the requisite number of shares of the relevant Fund are delivered to State Street prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. If, however, a redemption order is submitted to State Street by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (i.e., the Business Day on which the shares of the Fund are delivered through DTC to State Street by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion redeem such shares in cash and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Because the Portfolio Securities of the Fund may trade on days when the Listing Exchange for the Fund is closed or on days that are otherwise not Business Days for the Fund, investors may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in relevant foreign markets.

Regular Holidays. The Fund generally intends to effect deliveries of Creation Units and Portfolio Securities. The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar year 2008 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

Argentina
---------
Jan 1           May 1           Nov 6           Dec 31
March 20        June 16         Dec 8
March 21        July 9          Dec 24
March 31        Aug 18          Dec 25

Australia
---------
  Jan. 1           March 21        May 19          Aug. 13
  Jan. 28          March 24        June 2          Oct. 6
  March 3          April 25        June 9          Nov. 4
  March 10         May 5           Aug. 4          Dec. 25
                                                   Dec. 26

Austria
-------
  Jan. 1           May 12          Dec. 24
  March 21         May 22          Dec. 25
  March 24         Aug. 15         Dec. 26
  May 1            Dec. 8          Dec. 31

Belgium
-------
  Jan. 1           May 2           Nov. 11
  March 21         May 17          Dec. 25
  March 24         July 21         Dec. 26
  May 1            Aug. 15         Dec. 31

Brazil
------
  Jan 1            March 21        July 9          Dec 31
  Jan 25           April 21        Nov 20
  Feb 4            May 1           Dec 24
  Feb 5            May 22          Dec 25

Canada
------
  Jan. 1           May 21          Sept. 3         Dec. 26
  Jan. 2           June 25         Oct. 8
  Feb. 19          July 2          Nov. 12
  April 6          Aug. 6          Dec. 25

Chile
-----
  Jan 1            Aug 15          Dec 25
  March 21         Sep 18          Dec 31
  May 1            Sep 19
  May 21           Dec 8

China
-----
  Jan 1            May 1-2         Sep 1           Nov 11
  Jan 21           May 5-7         Oct 1-3         Nov 27
  Feb 4-8          May 26          Oct 6-7         Dec 25
  Feb 11-13        July 4          Oct 13

Colombia
--------
  Jan 1            May 1           Aug 7           Dec 8
  Jan 7            May 5           Aug 18          Dec 25
  March 20         May 26          Oct 13          Dec 31
  March 21         June 2          Nov 3
  March 24         June 30         Nov 17

The Czech Republic
------------------
  Jan 1            Oct 28          Dec 26
  Mar 24           Nov 17          Dec 31
  May 1            Dec 24
  May 8            Dec 25

Denmark
-------
  Jan. 1           April 18        Dec. 24
  March 20         May 1           Dec. 25
  March 21         May 12          Dec. 26
  March 24         June 5          Dec. 31

Egypt
-----
Jan 1           April 27        July 23         Dec 7
Jan 7           April 28        Oct 1           Dec 8
Jan 10          May 1           Oct 2           Dec 9
March 20        July 1          Oct 6           Dec 29

Finland
-------
Jan. 1          June 20         Dec. 31
March 21        Dec. 24
March 24        Dec. 25
May 1           Dec. 26

France
------
Jan. 1          May 8           Dec. 25
March 21        June 14         Dec. 26
March 24        Aug. 15
May 1           Nov. 11

Germany
-------
Jan. 1          May 1           Oct. 3          Dec. 31
Feb. 4          May 12          Dec. 24
March 21        May 22          Dec. 25
March 24        Aug. 15         Dec. 26

Greece
------
Jan. 1          March 25        June 16         Dec. 26
March 10        April 25        Aug. 15
March 21        April 18        Oct. 28
March 24        May 1           Dec. 25

Hong Kong
---------
Jan. 1          March 24        July 1          Dec. 25
Feb. 6          April 4         Sept. 15        Dec. 26
Feb. 7          May 1           Oct. 1          Dec. 31
Feb. 8          May 12          Oct. 7
March 21        June 9          Dec. 24

Hungary
-------
Jan 1           May 12          Dec 24
March 24        Aug 20          Dec 25
May 1           Oct 23          Dec 26
May 2           Oct 24

India
-----
Jan 19          April 14        Aug 19          Oct 30
Jan 26          April 18        Aug 22          Nov 12
March 6         May 1           Sept 3          Nov 13
March 21        May 20          Sept 30         Dec 9
March 22        June 30         Oct 2           Dec 25
April 1         July 1          Oct 9
April 7         Aug 15          Oct 28

Indonesia
---------
Jan 1           April 7         Sept 29         Dec 25
Jan 10          May 1           Oct 1           Dec 26
Jan 11          May 20          Oct 2           Dec 29
Feb 7           July 28         Oct 3           Dec 31
March 20        July 30         Dec 8
March 21        Aug 18          Dec 24

Ireland
-------
Jan. 1          May 1           Oct. 27         Dec. 29
March 17        May 5           Dec. 24
March 21        June 2          Dec. 25
March 24        Aug. 4          Dec. 26

Israel
------
March 21        June 9          Oct 8           Oct 21
April 20        Aug 10          Oct 9
May 7           Sept 29         Oct 13
May 8           Sept 30         Oct 14
June 8          Oct 1           Oct 20

Italy
-----
Jan. 1          June 2          Dec. 25
March 21        Aug. 15         Dec. 26
April 25        Dec. 8          Dec. 31
May 1           Dec. 24

Japan
-----
Jan 1-3         July 21         Dec 23
Jan 14          Sept 15         Dec 31
Feb 11          Sept 23
March 20        Oct 13
April 29        Nov 3
May 5           Nov 24

Jordan
------
Jan 1           July 30         Nov 13          Dec 25
Jan 10          Sept 29         Dec 7           Dec 29
Jan 30          Sept 30         Dec 8           Dec 31
March 20        Oct 1           Dec 9
May 1           Oct 2           Dec 10
May 25          Oct 5           Dec 11

Malaysia
--------
Jan 1           March 20        Sept 1          Dec 8
Jan 10          May 1           Oct 1           Dec 25
Feb 1           May 19          Oct 2           Dec 29
Feb 6           May 20          Oct 3
Feb 7           May 30          Oct 27
Feb 8           June 7          Oct 28

Mexico
------
Jan 1           March 21        Nov 20
Feb 4           May 1           Dec 12
March 17        Sept 16         Dec 25
March 20        Nov 17

Morocco
-------
Jan 1           May 1           Oct 1           Dec 9
Jan 10          July 30         Oct 2           Dec 10
Jan 11          Aug 14          Nov 6           Dec 29
Mar 20          Aug 20          Nov 18
Mar 21          Aug 21          Dec 8

Netherlands
-----------
Jan. 1          May 1
March 21        May 12
March 24        Dec. 25
April 30        Dec. 26

New Zealand
-----------
Jan. 1          Feb. 6          June 2
Jan. 2          March 21        Oct. 27
Jan. 21         March 24        Dec. 25
Jan. 28         April 25        Dec. 26

Norway
------
Jan. 1          May 1           Dec. 26
March 20        May 12          Dec. 31
March 21        Dec. 24
March 24        Dec. 25

Peru
----
Jan 1           July 28         Dec 24
March 20        July 29         Dec 25
March 21        Oct 8           Dec 31
May 1           Dec 8

Philippines
-----------
Jan 1           June 12         Dec 25
Feb 25          Aug 21          Dec 30
March 20        Oct 1           Dec 31
March 21        Dec 24

Poland
------
Jan 1           May 22          Nov 11
March 21        June 7          Dec 25
March 24        June 22         Dec 26
May 1           Aug 15

Portugal
--------
Jan. 1          April 25        June 13         Dec. 25
Feb. 5          May 1           Dec. 1          Dec. 26
March 21        May 22          Dec. 8
March 24        June 10         Dec. 24

Russia
------
Jan 1-4         May 1-2
Jan 7-9         May 9
Feb 25          June 12-13
March 10        Nov 3-4

Singapore
---------
Jan. 1          May 1           Oct. 1          Dec. 17
Feb. 7          May 19          Oct. 27         Dec. 25
Feb. 8          May 20          Oct. 28
March 21        Aug. 9          Dec. 8

South Africa
------------
Jan 1           May 1           Dec 25
March 21        June 16         Dec 26
March 24        Sept 24
April 28        Dec 16

South Korea
-----------
Jan 1           April 10        July 17         Dec 31
Feb 6           May 1           Aug 15
Feb 7           May 5           Sept 5
Feb 8           May 12          Oct 3
April 9         June 6          Dec 25

Spain
-----
Jan. 1          March 24        July 25         Dec. 26
Jan. 7          May 1           Aug. 15
March 20        May 2           Dec. 8
March 21        May 15          Dec. 25

Sweden
------
Jan. 1          June 6          Dec. 26
March 21        June 20         Dec. 31
March 24        Dec. 24
May 1           Dec. 25

Switzerland
-----------
Jan. 1          March 24        Aug. 1          Dec. 24
Jan. 2          May 1           Aug. 15         Dec. 25
March 19        May 12          Sept. 11        Dec. 26
March 21        May 22          Dec. 8          Dec. 31

Taiwan
------
Jan 1           Feb 7           April 4
Feb 4           Feb 8           May 1
Feb 5           Feb 11          June 9
Feb 6           Feb 28          Oct 10

Thailand
--------
Jan 1           April 15        July 1          Dec 5
Feb 20          May 1           July 18         Dec 10
April 7         May 5           Aug 12
April 14        May 20          Oct 23

Turkey
------
Jan 1           Sept 30         Oct 28          Dec 10
April 23        Oct 1           Oct 29          Dec 11
May 19          Oct 2           Dec 8           Dec 12
Sept 29         Oct 3           Dec 9

United Kingdom
--------------
Jan. 1          May 26
March 21        Aug. 25
March 24        Dec. 25
May 5           Dec. 26

Redemption. The longest redemption cycle for the Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Fund. In the calendar year 2008, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for the Fund is as follows:

Argentina
---------
March 17, 2008            March 25, 2008            8
March 18, 2008            March 26, 2008            8
March 19, 2008            March 27, 2008            8

China
-----
Feb. 4, 2008              Feb. 14, 2008             10
Feb. 5, 2008              Feb. 15, 2008             10
Feb. 6, 2008              Feb. 18, 2008             12
April 28, 2008            May 8, 2008               10
April 29, 2008            May 9, 2008               10
April 30, 2008            May 12, 2008              12
Sept. 26, 2008            October 8, 2008           12
Sept. 29, 2008            October 9, 2008           10
Sept. 30, 2008            October 10, 2008          10

Croatia
-------
Dec. 19, 2008             Dec. 29, 2008             10
Dec. 22, 2008             Dec. 30, 2008             8
Dec. 23, 2008             Jan. 2, 2009              10

Czech Republic
--------------
Dec. 19, 2008             Dec. 28, 2008             10
Dec. 22, 2008             Dec. 30, 2008             8
Dec. 23, 2008             Dec. 31,2008              8

Denmark
-------
March 17, 2008            March 25, 2008            8
March 18, 2008            March 26, 2008            8
March 19, 2008            March 27, 2008            8

Finland
-------
March 17, 2008            March 25, 2008            8
March 18, 2008            March 26, 2008            8
March 19, 2008            March 27, 2008            8

Indonesia
---------
Sept. 26, 2008            October 6, 2008           10
Sept. 29, 2008            October 7, 2008           8
Sept. 30, 2008            October 8, 2008           8

Japan
-----
Dec. 26, 2008             Jan. 5, 2009              10
Dec. 29, 2008             Jan. 6, 2009              8
Dec. 30, 2008             Jan. 7, 2009              8

Mexico
------
March 14, 2008            March 24, 2008            10

Norway
------
March 17, 2008            March 25, 2008            8
March 18, 2008            March 26, 2008            8
March 19, 2008            March 27, 2008            8

Philippines
-----------
March 24, 2008  Jan. 2, 2009    9

Russia*
-------
Dec. 26, 2008   Jan. 8, 2008    13
Dec. 27, 2008   Jan. 9, 2008    13
Dec. 28, 2008   Jan. 10, 2008   13

Sweden
------
March 17, 2008  March 25, 2008  8
March 18, 2008  March 26, 2008  8
March 19, 2008  March 27, 2008  8

Turkey
------
Dec. 4, 2008    Dec. 12, 2008   8
Dec. 5, 3008    Dec. 15, 2008   10

Venezuela
---------
March 14, 2008  March 24, 2008  10
March 17, 2008  March 25, 2008  8
March 18, 2008  March 26, 2008  8

* Settlement cycle in Russia is negotiated on a deal by deal basis. Above data reflects a hypothetical T + 3 Cycle Covers market closings that have been confirmed as of 11/1/07. Holidays are subject to change without notice.

Taxes

Regulated Investment Company Qualifications. The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (i.e., partnership that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of the company's taxable year, (a) at least 50% of the market value of the Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other RICs) or the securities of one or more qualified publicly traded partnerships. The Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Taxation of Certain Derivatives. The Fund's transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the 12 months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Federal Tax Treatment of Complex Securities. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund is required, for U.S. federal income tax purposes, to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based investments required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, option contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered qualifying income for purposes of the 90% requirement for the Fund to qualify as a RIC.

The Fund intends to distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

Taxation of U.S. Shareholders. Dividends and other distributions by the Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who
(a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period; or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Back-Up Withholding. In certain cases, the Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to back-up withholding by the IRS; (3) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Sections 351 and 362. The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the IRC, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund's basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Qualified Dividend Income. Distributions by the Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations (but generally not U.S. REITs) and certain foreign corporations (e.g., foreign corporations which are not "passive foreign investment companies" and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). A dividend from the Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder or, in the case of certain preferred stock, the holding period requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the IRC. Dividends received by the fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains.

Corporate Dividends Received Deduction. The Fund does not expect its dividends paid to corporate shareholders to be eligible, in the hands of such shareholders, for the corporate dividends received deduction.

Excess Inclusion Income. Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders, such excess inclusion income may (1) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non- U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the IRC are Fund shareholders.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If, as expected, more than 50% of the Fund's total assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly-acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of funds.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

A distribution from the Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations. Restrictions apply regarding wash sales and substitute payment transactions.

Reporting. If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements

Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.

Miscellaneous Information

Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.

Shareholder Communications to the Board. Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, PA 19456. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to: iShares Board of Trustees, c/o Barclays Global Investors, N.A. Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns shares and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

BGI-SAI-16-1008
iShares(R)

Statement of Additional Information

Dated December 7, 2007 (as revised October 30, 2008)

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus ("Prospectus") for the following fund of iShares Trust (the "Trust"), as such Prospectus may be revised or supplemented from time to time:

   iShares MSCI EAFE Small Cap Index Fund (the "Fund").

The Prospectus for the Fund is dated December 7, 2007. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. (the "Distributor"), at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com.

iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                                                                           Page
                                                                           ----
General Description of the Trust and the Fund                                 1

Exchange Listing and Trading                                                  1

Investment Strategies and Risks                                               2

       Diversification Status                                                 2

       Lending Portfolio Securities                                           2

       Repurchase Agreements                                                  3

       Reverse Repurchase Agreements                                          3

       Currency Transactions                                                  3

       Short-Term Instruments and Temporary Investments                       3

       Securities of Investment Companies and REITs                           4

       Foreign Securities                                                     4

       Illiquid Securities                                                    4

       Futures and Options                                                    4

       Options on Futures Contracts                                           5

       Swap Agreements                                                        5

       Tracking Stocks                                                        5

       Future Developments                                                    6

General Considerations and Risks                                              6

       Risks of Derivatives                                                   6

       Risks of Equity Securities                                             6

       Risks of Futures and Options Transactions                              6

       Risks of Swap Agreements                                               7

       Risks of Investing in Non-U.S. Equity Securities                       7

       Dividend Risk                                                          7

Proxy Voting Policy                                                           7

Portfolio Holdings Information                                                8

   Construction and Maintenance Standards for the Underlying Index            9

          MSCI Indexes Generally                                              9

          The MSCI EAFE Small Cap Index                                      12

          Investment Limitations                                             13

   Continuous Offering                                                       14

   Management                                                                14

          Trustees and Officers                                              15

          Committees of the Board of Trustees                                19

                                                                           Page
                                                                           ----
          Remuneration of Trustees                                           19

          Control Persons and Principal Holder of Securities                 20

          Investment Advisory, Administrative and Distribution
            Services                                                         20

          Investment Adviser                                                 20

          Portfolio Managers                                                 21

          Codes of Ethics                                                    23

          Administrator, Custodian and Transfer Agent                        23

          Distributor                                                        23

          Index Provider                                                     23

Brokerage Transactions                                                       24

Additional Information Concerning the Trust                                  24

          Shares                                                             24

          Termination of the Trust or the Fund                               25

          DTC as Securities Depository for Shares of the Fund                25

Creation and Redemption of Creation Units                                    26

          Creation                                                           26

          Fund Deposit                                                       26

          Procedures for Creation of Creation Units                          26

          Placement of Creation Orders for Domestic Funds Using
          the Clearing Process                                               27

          Placement of Creation Orders for Domestic Funds Outside
          the Clearing Process                                               27

          Placement of Creation Orders                                       28

          Acceptance of Orders for Creation Units                            29

          Creation Transaction Fee                                           29

          Redemption of Shares in Creation Units                             29

          Redemption Transaction Fee                                         30

          Placement of Redemption Orders for Domestic Funds Using
          the Clearing Process                                               30

          Placement of Redemption Orders for Domestic Funds
          Outside the Clearing Process                                       30

          Placement of Redemption Orders                                     31

          Regular Holidays                                                   32

          Settlement Periods Greater than Seven Days for Year 2008           35

Taxes                                                                        35

          Regulated Investment Company Qualification                         35

          Taxation of RICs                                                   35

          Taxation of Certain Derivatives                                    36

          Excise Tax                                                         36

                                                                           Page
                                                                           ----
          Net Capital Loss Carry Forwards                                    36

          Foreign Investments                                                36

          Federal Tax Treatment of Complex Securities                        37

          Taxation of U.S. Shareholders                                      37

          Back-Up Withholding                                                38

          Sections 351 and 362                                               38

          Qualified Dividend Income                                          38

          Corporate Dividends Received Deduction                             39

          Excess Inclusion Income                                            39

          Passive Foreign Investment Companies                               39

          Sales of Shares                                                    39

          Other Taxes                                                        40

          Taxation of Non-U.S. Shareholders                                  40

          Reporting                                                          40

Financial Statements

Miscellaneous Information

          Counsel

          Independent Registered Public Accounting Firm

          Shareholder Communication to the Board

General Description of the Trust and the Fund

The Trust currently consists of over 120 investment series, or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the "1933 Act"). This SAI relates solely to the Fund.

The investment objective of the Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI EAFE(R) Small Cap Index (the "Underlying Index"). The Fund is managed by Barclays Global Fund Advisors ("BGFA"), a subsidiary of BGI.

The Fund offers and issues shares at their net asset value per share ("NAV") only in aggregations of a specified number of shares (each, a "Creation Unit"), generally in exchange for a basket of securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). Shares of the Fund are listed and trade on NYSE Arca, Inc. ("NYSE Arca"), a national securities exchange ("Listing Exchange"). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 200,000 or multiples thereof.

The Trust reserves the right to offer a "cash" option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 110%, which BGFA may change from time to time, of the market value of the missing Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading on its Listing Exchange and trade throughout the day on its Listing Exchange and other secondary markets. Shares of the Fund may be also listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange for maintaining the listing of shares of the Fund will continue to be met. Although listing requirements vary among exchanges, in general the Listing Exchange may, but is not required to, remove a shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of the Fund shares, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available; (iii) the "indicative optimized portfolio value" ("IOPV") of the Fund is no longer calculated, or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange disseminates every 15 seconds through the facilities of the Consolidated Tape Association an updated IOPV for the Fund as calculated by an information provider or market data vendors. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a Cash Component. The equity securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not part of the current Deposit Securities. Therefore, the Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real time update of the Fund's NAV, which is calculated only once a day.

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The Cash Component included in an IOPV consists of estimated accrued dividend and other income, less expenses. If applicable, each IOPV also relects changes in currency exchange rates between the U.S. Dollar and the applicable home foreign currency.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in securities issued by companies that comprise the Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio.

The Fund engages in representative sampling, which is investing in a representative sample of securities selected by BGFA to have an investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

Diversification Status. The Fund is non-diversified. A "non-diversified" classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Index and, consequently, the Fund's investment portfolio. This may adversely affect the Fund's performance or subject the Fund's shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "Regulated Investment Company" ("RIC") for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "IRC"), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the IRC may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Lending Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received.) The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the "Board" or "Trustees"). BGI acts as securities lending agent for the Fund subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services.

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Repurchase Agreements. The Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Fund will engage in repurchase agreements only with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. The Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's assets that are denominated in a foreign currency. The Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to:
(i) shares of money market funds (including those advised by BGFA);
(ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises);
(iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase "Prime-1" by Moody's Investor's Service, Inc. ("Moody's(R)") or "A-1" by Standard & Poor's(R) Rating Service, a division of the McGraw Hill Companies, Inc. ("S&P(R)), or if unrated, of comparable quality as determined by BGFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements, and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Money market instruments also

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include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

BGFA received an exemptive order from the SEC that permits the funds it manages, including the Fund, to invest in shares of money market funds advised by BGFA.

Securities of Investment Companies and REITs. The Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts ("REITs") to the extent allowed by law. Under the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund's total assets with respect to any one investment company; and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

Foreign Securities. The Fund may purchase publicly-traded common stocks of foreign corporations. The Fund's investment in common stock of foreign corporations represented in the Underlying Index may also be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity and the underlying securities may be issued by a foreign or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

To the extent the Fund invests in ADRs, such ADRs will be listed on a national securities exchange, and to the extent the Fund invests in GDRs or EDRs, such GDRs and EDRs will be listed on a foreign exchange. The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BGFA deems to be illiquid or for which pricing information is not readily available. In addition, all Depositary Receipts generally must be sponsored, however the Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will enter into futures contracts and options only on futures contracts that are traded on a U.S. or foreign exchange. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained

                                       4

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by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage, may require the Fund to maintain liquid assets. Generally, the Fund maintains or earmarks an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," the Fund sets aside liquid assets in an amount at least equal to the Fund's daily marked-to-market obligation (i.e., the Fund's daily net liability, if any), rather than the contracts' notional value (i.e., the value of the underlying asset). By setting aside assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts' full notional value. The Fund bases its assets maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in guidance articulated from time to time by the SEC or its staff.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indexes that reflect the market value of common stock of firms included in the indexes. The Fund may enter into futures contracts to purchase security indexes when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be segregated.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to "track" the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company's common stock.

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Future Developments. The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks

A discussion of some of the risks associated with an investment in the Fund is contained in the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Equity Securities. An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general, and other factors that affect securities market. An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Underlying Index are listed on a national securities exchange, the principal trading market for some may be over-the-counter. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a

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manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

Risks of Investing in Non-U.S. Equity Securities. An investment in the Fund involves risks similar to those of investing in broad-based portfolios of equity securities traded on foreign exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lesser levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets and the risk of war.

Dividend Risk. There is no guarantee that the issuer of the stocks held by the Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Proxy Voting Policy

The Trust has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of BGFA, the investment adviser to the Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund's proxy voting guidelines and BGFA's role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for the Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BGFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates, or the Distributor or the Distributor's affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

    . The Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

    . The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

    . The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates (if any), or the Distributor or the Distributor's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BGFA voted Fund proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at www.iShares.com and (ii) on the SEC's website at www.sec.gov.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Fund's portfolio holdings information that requires that such information be disclosed in a manner that: (a) is consistent with applicable legal requirements and in the best interests of the Fund's respective shareholders; (b) does not put the interests of BGFA, the Distributor, or any affiliated person of BGFA or the Distributor above those of Fund shareholders; (c) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and discussed below; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities" referred to in sub-section (c) above are generally limited to National Securities Clearing Corporation ("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors (known as "Authorized Participants") that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Fund offers and redeems its shares ("iShares Exemptive Orders") and other institutional market participants and entities that provide information services.

Each business day, the Fund's portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund's anticipated holdings on the following business day.

Daily access to information concerning the Fund's portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of BGFA and the Distributor, administrator, custodian and fund accountant, who deal directly with or assist in functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Fund, and the terms of the Fund's current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, but as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.

From time to time, information concerning portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Fund in the ordinary course of business after it has been disseminated to the NSCC.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders, as required by federal securities laws and regulations thereunder. The Fund, may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance Standards for the Underlying Index

A brief description of the Underlying Index on which the Fund is based is provided below.

MSCI Indexes Generally

General. The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the indexes in 1986. In November 1998, Morgan Stanley transferred all rights to the MSCI indexes to MSCI, Inc. ("MSCI"), a Delaware corporation of which Morgan Stanley is the majority owner and The Capital Group of Companies, Inc. is the minority shareholder. The MSCI single country standard equity indexes have covered the world's developed markets since 1969, and in 1988 MSCI commenced coverage of emerging markets.

Local stock exchanges traditionally calculated their own indexes which were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology to all markets for all single country standard equity indexes, developed and emerging.

MSCI has begun implementing enhancements to the methodology of its current indexes, the MSCI Standard Indexes and the MSCI Small Cap Indexes. MSCI is expanding the number of securities included in these indexes, eliminating industry sector classifications in favor of market capitalization size segmentation and eliminating overlapping market capitalization size segmentation among its indexes. These enhancements are being phased in over two stages: 50% of the transition was completed on November 30, 2007 and the remaining transition is expected to be completed on May 30, 2008. MSCI has also combined its MSCI Standard Indexes and MSCI Small Cap Indexes to form the MSCI Global Investable Market Indexes (the "MSCI GIMI"). The MSCI Global Standard Indexes of the MSCI GIMI, which include the MSCI Global Large Cap Indexes and MSCI Global Mid-Cap Indexes, are intended to cover all investable large and mid-cap securities and include approximately 85% of each market's free float-adjusted market capitalization. The MSCI Global Small Cap Indexes of the MSCI GIMI are intended to cover all companies with a market capitalization smaller than that of the companies in the MSCI Global Standard Indexes and include an additional 14% coverage of each market's free-float adjusted market capitalization. The Underlying Index of the Fund at its inception will be an index of the MSCI Global Small Cap Indexes.

Following are descriptions of the MSCI Standard Indexes and the MSCI GIMI.

MSCI Standard Indexes

Weighting., All single-country MSCI Standard indexes are free-float weighted, i.e., companies are included in the indexes at the value of their free public float (free float, multiplied by security price). MSCI defines "free float" as a total shares excluding shares held by strategic investors and shares subject to foreign ownership restrictions. MSCI's Standard indexes generally seek to include 85% of the free float-adjusted market capitalization of a country's stock market represented in each industry group of each country.

Regional Weights. Market capitalization weighting, combined with a consistent target of 85% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets.

Selection Criteria. MSCI's index construction process involves: (i) defining the equity universe, (ii) adjusting the total market capitalization of all securities in the universe for free float available to foreign investors,
(iii) classifying the universe of securities under the Global Industry Classification Standard (the "GICS") and (iv) selecting securities for inclusion according to MSCI's index construction rules and guidelines.

   (i) Defining the Equity Universe. The current index construction process starts at the country level, with the identification of all listed securities for that country. MSCI currently creates international equity country indexes for 48 countries. In general, companies and their respective securities are classified as belonging to the country in which they are incorporated. This allows securities to be sorted distinctly by country. All listed equity securities and listed securities that exhibit characteristics of equity securities, except investment trusts, mutual funds and equity derivatives, are eligible for inclusion in the universe. Shares of non-domiciled companies generally are not eligible for inclusion in the universe.

   (ii) Adjusting the Total Market Capitalization of Securities in the Equity Universe for Free Float. After identifying the universe of securities, MSCI calculates the free float-adjusted market capitalization of each security in that universe using publicly available information. The process of free float adjusting market capitalization involves: (i) defining and estimating the free float available to foreign investors for each security, using MSCI's definition of free float, (ii) assigning a free float-adjustment factor to each security and (iii) calculating the free float-adjusted market capitalization of each security.

   (iii) Classifying Securities under the GICS. All securities in the equity universe are also assigned to an industry-based hierarchy the GICS. This comprehensive classification scheme provides a universal approach to industries worldwide and forms the basis for achieving MSCI's objective of broad industry representation in its indexes.

   (iv) Selecting Securities for Index Inclusion. MSCI targets an 85% free float-adjusted market representation level in each industry group of each industry group, within each country. The security selection process within each industry group is based on the analysis of: (i) each company's business activities and the diversification that its securities would bring to the index, (ii) the size (based on free float-adjusted market capitalization) and liquidity of securities of the company and (iii) the estimated free float for the company and its individual share classes. MSCI targets for inclusion the largest and most liquid securities in an industry group. MSCI generally does not consider securities with inadequate liquidity or securities that do not have an estimated free float greater than 15% unless exclusion of the security of a large company would compromise the index's ability to fully and fairly represent the characteristics of the underlying market. In its Small Cap Index Series, MSCI targets 40% of the full market capitalization of the eligible small cap universe in each industry group, of each country.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float (e.g., shares held by strategic shareholders such as governments, corporations, controlling shareholders and management); and (ii) limits on share ownership by foreigners.

Under MSCI's free float-adjustment methodology, a constituent's inclusion factor is equal to its estimated free float rounded up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15% that are included on an exceptional basis, the estimated free float is adjusted to the nearest 1%.

Additions and Deletions. Potential additions to the indexes are analyzed with respect to their industry group and sub-industry group in order to represent a wide range of economic and business activities. In assessing deletions, it is important that indexes represent the full investment cycle, including both bull and bear markets. Out-of-favor industries and their securities may exhibit declining prices, declining market capitalization and/or declining liquidity, and yet are not be deleted because they continue to be good representatives of their industry group.

As a general policy, changes in number of shares are coordinated with changes in the inclusion factors to accurately reflect the investability of the underlying securities.

MSCI Global Investable Market Indexes

Weighting. All single-country indexes of the MSCI GIMI are free-float weighted, i.e., companies are included in the indexes at the value of their free public float (free float multiplied by security price). MSCI defines "free float" as total shares excluding shares held by strategic investors and shares subject to foreign ownership restrictions. MSCI's single country global investable market equity indexes generally seek to include 99% of the free float-adjusted market capitalization of a country's stock market.

Regional Weights. Market capitalization weighting, combined with a consistent target of 99% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country except in the developed markets of Europe, where all markets are aggregated into a single market for index construction purposes. Individual country indexes of the developed markets within the MSCI GIMI Europe Index are derived from the constituents of the MSCI GIMI Europe Index.

Selection Criteria. MSCI's index construction process involves: (i) defining the equity universe, (ii) determining the market investable equity universe for each market, (iii) determining market capitalization size segments for each market and (iv) applying index continuity rules for the standard index.

   (i) Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI Global Index Series. Of these countries, 23 are classified as developed markets and 25 as emerging markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. REITs in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.

   (ii) Determining the Equity Universe in Each Market. The equity universe in any market is derived by applying investability screens to individual companies and securities in the equity universe of that market. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.

   (iii) Determining Market Capitalization Size Segments for Each Market. In each market MSCI creates an Investable Market Index, Standard Index, Large Cap Index, Mid Cap Index and Small Cap Index. In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:

       1. Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index.

       2. Achieving consistent market coverage by ensuring that each market's size segment is represented in its proportional weight in the composite universe.

   (iv) Index Continuity Rules for the Standard Index. In order to achieve index continuity as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developing market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float and (ii) limits on share ownership for foreigners.

Under MSCI's free float-adjustment methodology, a constituent's inclusion factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15% that are included on an exceptional basis, the estimated free float is adjusted to the nearest 1%.

Price and Exchange Rates

Prices. The prices used to calculate all MSCI indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

Exchange Rates. MSCI currently uses the foreign exchange rates published by WM Reuters at 4:00 p.m., London time. MSCI uses WM Reuters rates for all developed and emerging markets. Exchange rates are taken daily at 4:00 p.m., London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4:00 p.m. WM Reuters provides closing bid and offer rates. MSCI uses these rates to calculate the mid-point to five decimal places.

MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM Reuters rate is believed not to be representative for a given currency on a particular day.

Changes to the Indexes. The MSCI indexes are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI indexes involves many aspects, including (i) additions to, and deletions from, the indexes, (ii) changes in number of shares, and (iii) changes in inclusion factors as a result of updated free float estimates.

Index maintenance can be described by three broad categories of changes:

    . Annual full country index reviews, conducted on a fixed annual timetable, that systematically re-assess the various dimensions of the equity universe for all countries;

    . Quarterly index reviews, aimed at promptly reflecting other significant market events; and

    . Ongoing event-related changes, such as mergers and acquisitions, which generally are implemented in the indexes as they occur.

Potential changes in the status of countries (stand-alone, emerging and developed) are normally implemented in one or more phases at the regular annual full country index review and quarterly index review dates.

The annual full country index review for all the MSCI single country standard international equity indexes is carried out once every 12 months and implemented as of the close of the last business day of May. The implementation of changes resulting from a quarterly index review occurs only on three dates throughout the year: as of the close of the last business day of February, August and November. Any single country indexes may be impacted at the quarterly index review. MSCI Index additions and deletions due to quarterly index rebalancing are generally announced at least two weeks in advance.

MSCI EAFE(R) Small Cap Index

The MSCI EAFE Small Cap Index targets 40% of the eligible small cap universe within each industry group of each country represented by the MSCI EAFE Index. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United

Kingdom. MSCI defines the small cap universe as all listed securities that have a market capitalization in the range of $200-$1,500 million USD.

Investment Limitations

The Board has adopted as a non-fundamental policy the investment objective of the Fund. Therefore, the Fund may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies the Fund's investment restrictions numbered one through six below. The restrictions for the Fund cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

The Fund will not:

1. Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in
   (i) and (ii), the Fund will be limited so that no more than 33/ 1//3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund's investment objective and policies).

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund as a non-fundamental policy will not invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities.

BGFA monitors the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:

    .  The frequency of trades and quotes for the security;

    . The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

    .  Dealer undertakings to make a market in the security; and

    . The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities, and ADRs based on securities, in its Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

iShares Trust, iShares, Inc., Master Investment Portfolio ("MIP"), Barclays Global Investors Funds ("BGIF") and Barclays Foundry Investment Trust ("BFIT"), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 147 Funds within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BFIT, BGIF and MIP and, as a result, oversees an additional 24 portfolios within the fund complex. The address of each Trustee and Officer, unless otherwise indicated, is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, CA 94105. The Board has designated George G.C. Parker as its Lead Independent Trustee.

Trustees and Officers

                                                  Principal Occupation(s) During the     Other Directorships Held by
Name (Year of Birth)            Position                    Past 5 Years                           Trustee
--------------------    ------------------------  ----------------------------------    -------------------------------
Interested Trustees

*Lee T. Kranefuss       Trustee and Chairman        Chief Executive Officer,            Director (since 2003) of
(1961)                  (since 2003)                iShares Intermediary Index          iShares, Inc.; Trustee (since
                                                    and Markets Group of BGI            2001) of BGIF and MIP;
                                                    (since 2005); Chief Executive       Trustee (since 2007 of
                                                    Officer of the Intermediary         BFIT); Director (since 2003)
                                                    Investor and Exchange               of BGI Cayman Prime
                                                    Traded Products Business of         Money Market Fund, Ltd.
                                                    BGI (2003-2005); Director of
                                                    BGFA (since 2005);
                                                    Director, President and Chief
                                                    Executive Officer of Barclays
                                                    Global Investors
                                                    International, Inc. (since
                                                    2005); Director, Chairman
                                                    and Chief Executive Officer
                                                    of Barclays Global Investors
                                                    Services (since 2005); Chief
                                                    Executive Officer of the
                                                    Individual Investor Business
                                                    of BGI (1999-2003).

*John E. Martinez       Trustee                     Co-Chief Executive Officer          Director (since 2003) of
(1962)                  (since 2003)                of Global Index and Markets         iShares, Inc.; Director (since
                                                    Group of BGI (2001-2003);           2005) of Real Estate Equity
                                                    Chairman of Barclays Global         Exchange.
                                                    Investors Services (2000-
                                                    2003).

--------
* Lee T. Kranefuss and John E. Martinez are deemed to be "interested persons" (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Fund's investment adviser, BGI, the parent company of BGFA and Barclays Global Investors Services, an affiliate of BGFA and BGI.

                                                  Principal Occupation(s) During the      Other Directorships Held by
Name (Year of Birth)            Position                    Past 5 Years                           Trustee
--------------------    ------------------------  ----------------------------------    --------------------------------
Independent Trustees

Cecilia H. Herbert      Trustee                     Member of Finance Council           Director (since 2005) of
(1949)                  (since 2005)                and Chair of Investment             iShares, Inc.
                                                    Committee, (1994-2005),
                                                    Archdiocese of San
                                                    Francisco; Director (since
                                                    1998) and President (since
                                                    2007) of the Board of
                                                    Directors, Catholic Charities
                                                    CYO; Trustee (2004-2005) of
                                                    Pacific Select Funds; Trustee
                                                    (1992-2003) of the
                                                    Montgomery Funds; Trustee
                                                    (since 2005) and Chair of
                                                    Investment Committees
                                                    (since 2006) of the Thacher
                                                    School.

George G.C. Parker      Trustee (since 2000)        Dean Witter Distinguished           Director (since 2002) of
(1939)                  Lead Independent            Professor of Finance,               iShares, Inc.; Director (since
                        Trustee (since 2006)        Emeritus, Stanford                  1996) of Continental
                                                    University: Graduate School         Airlines, Inc.; Director (since
                                                    of Business (since 1994).           1995) of Community First
                                                                                        Financial Group; Director
                                                                                        (since 1999) of Tejon Ranch
                                                                                        Company; Director (since
                                                                                        2004) of Threshold
                                                                                        Pharmaceuticals; Director
                                                                                        (since 2007) of NETGEAR,
                                                                                        Inc.

                                                  Principal Occupation(s) During the     Other Directorships Held by
Name (Year of Birth)            Position                    Past 5 Years                           Trustee
--------------------    ------------------------  ----------------------------------    -------------------------------
Independent Trustees

Charles A. Hurty        Trustee                     Retired; Partner, KPMG,             Director (since 2005) of
(1943)                  (since 2005)                LLP (1968-2001).                    iShares, Inc.; Director (since
                                                                                        2002) of GMAM Absolute
                                                                                        Return Strategy Fund (1
                                                                                        portfolio); Director (since
                                                                                        2002) of Citigroup
                                                                                        Alternative Investments
                                                                                        Multi-Adviser Hedge Fund
                                                                                        Portfolios LLC (1 portfolio);
                                                                                        Director (since 2005) of
                                                                                        CSFB Alternative
                                                                                        Investments Fund (6
                                                                                        portfolios).

John E. Kerrigan        Trustee                     Chief Investment Officer,           Director (since 2005) of
(1955)                  (since 2005)                Santa Clara University (since       iShares, Inc.; Member (since
                                                    2002); Managing Director,           2004) of Advisory Council
                                                    Merrill Lynch (1994-2002).          for Commonfund Distressed
                                                                                        Debt Partners II.

Robert H. Silver        Trustee                     President and Co-Founder            Director (since March 2007)
(1955)                  (since March 2007)          of The Bravitas Group, Inc.         of iShares, Inc.; Director and
                                                    (since 2006); Member,               Member (since 2006) of the
                                                    Non-Investor Advisory               Audit and Compensation
                                                    Board of Russia Partners II,        Committee of EPAM
                                                    LP (since 2006); President          Systems, Inc.;
                                                    and Chief Operating Officer
                                                    (2003-2005) and Director
                                                    (1999-2005) of UBS
                                                    Financial Services, Inc.;
                                                    President and Chief
                                                    Executive Officer of UBS
                                                    Services USA, LLC (1999-
                                                    2005); Managing Director,
                                                    UBS America, Inc. (2000-
                                                    2005); Director and Vice
                                                    Chairman of the YMCA of
                                                    Greater NYC (since 2001);
                                                    Broadway Producer (since
                                                    2006).

Name (Year of Birth)                                              Principal Occupation(s) During the
Officers                             Position                               Past 5 Years
--------------------  --------------------------------------- -------------------------------------------

Michael A. Latham     President (since 2007)                  Head of Americas iShares (since 2007);
(1965)                                                        Chief Operating Officer of the
                                                              Intermediary Investors and Exchange
                                                              Traded Products Business of BGI (since
                                                              2003-2007); Director of Mutual Fund
                                                              Delivery in the U.S. Individual Investor
                                                              Business of BGI (2000-2003); Head of
                                                              Operations, BGI Europe (1997-2000).

Geoffrey D. Flynn     Treasurer and Chief Financial Officer   Director, Mutual Fund Operations, BGI
(1956)                (since 2007)                            (since 2007); President, Van Kampen
                                                              Investors Services (2003-2007);
                                                              Managing Director, Morgan Stanley
                                                              (2002-2007); President, Morgan Stanley
                                                              Trust, FSB (2002-2007).

Eilleen M. Clavere    Secretary (since 2007)                  Head of Legal Administration--IIB, and
(1952)                                                        BGI (since 2006); Legal Counsel and
                                                              Vice President of Atlas Funds, Atlas
                                                              Advisers, Inc. and Atlas Securities, Inc.
                                                              (2005-2006); Counsel, Kirkpatrick &
                                                              Lockhart LLP (2001-2005).

Ira P. Shapiro        Vice President and Chief Legal Officer  Associate General Counsel, BGI (since
(1963)                (since 2007)                            2004); First Vice President, Merrill Lynch
                                                              Investment Managers (1993-2004).

Amy Schioldager       Executive Vice President (since 2007)   Head of U.S. Indexing, BGI (since 2006);
(1962)                                                        Head of Domestic Equity Portfolio
                                                              Management, BGI (2001-2006).

H. Michael Williams   Executive Vice President (since 2007)   Head, Global Index and Markets Group,
(1960)                                                        BGI (since January 2006); Global Head
                                                              of Securities Lending, BGI (2002-2006).

Patrick O'Connor      Vice President (since 2007)             Head of iShares Portfolio Management,
(1967)                                                        BGI (since 2006); Senior Portfolio
                                                              Manager, BGI (since 1999).

Lee Sterne            Vice President (since 2007)             Senior Portfolio Manager, BGI (since
(1965)                                                        2004); Portfolio Manager, BGI (2001-
                                                              2004).

Matt Tucker           Vice President (since 2007)             Head of U.S. Fixed Income Investment
(1972)                                                        Solutions, BGI (since 2005); Fixed
                                                              Income Investment Strategist, BGI (2003-
                                                              2005); Fixed Income Portfolio Manager,
                                                              BGI (1997-2003).

The following table sets forth, as of December 31, 2006, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a Fund is not listed below, the Trustee did not own any securities in that Fund as of the date indicated above:

                                                                          Aggregate Dollar Range of
                                                                          Equity Securities in all
                                                                            Registered Investment
                                                       Dollar Range of      Companies Overseen by
                                                       Equity Securities    Trustee in Family of
Name of Trustee              Name of Index Fund          in the Fund        Investment Companies
---------------         -----------------------------  -----------------  -------------------------
Lee T. Kranefuss        iShares Lehman 1-3 Year        $50,001-$100,000         Over $100,000
                        Treasury Bond
                        iShares Russell 3000            Over $100,000
                        iShares iBoxx $ Investment     $10,001-$50,000
                        Grade Corporate Bond
                        iShares Dow Jones Select       $10,001-$50,000
                        Dividend

John E. Martinez        iShares MSCI EAFE               Over $100,000           Over $100,000
                        iShares Russell 1000            Over $100,000
                        iShares Russell 1000 Value      Over $100,000
                        iShares Russell 2000            Over $100,000
                        iShares S&P 500                 Over $100,000

George G.C. Parker      iShares Dow Jones Select        Over $100,000           Over $100,000
                        Dividend
                        iShares FTSE/Xinhua China 25    Over $100,000
                        iShares iBoxx $ Investment      Over $100,000
                        Grade Corporate Bond
                        iShares Lehman 1-3 Year           $1-$10,000
                        Treasury Bond
                        iShares MSCI EAFE               Over $100,000
                        iShares MSCI Emerging Markets   Over $100,000

                        iShares MSCI Mexico             Over $100,000
                        iShares Russell 1000 Value      Over $100,000
                        iShares Russell 2000           $50,001-$100,000
                        iShares Russell 2000 Value      Over $100,000
                        iShares S&P 100                 Over $100,000
                        iShares S&P 500                 Over $100,000
                        iShares S&P 500 Growth         $10,001-$50,000
                        iShares S&P 500 Value           Over $100,000
                        iShares S&P Midcap 400 Value    Over $100,000
                        iShares S&P Global 100         $10,001-$50,000

Cecilia H. Herbert      iShares MSCI Hong Kong         $10,001-$50,000          Over $100,000
                        iShares MSCI Japan             $10,001-$50,000
                        iShares Dow Jones Consumer     $10,001-$50,000
                        Goods Sector
                        iShares FTSE/Xinhua China 25   $10,001-$50,000

                        iShares S&P 500                 Over $100,000

Charles A. Hurty        iShares S&P 500                $10,001-$50,000          Over $100,000
                        iShares FTSE/Xinhua China 25   $10,001-$50,000
                        iShares Dow Jones Financial    $10,001-$50,000
                        Sector
                        iShares Dow Jones U.S. Energy  $10,001-$50,000
                        Sector
                        iShares Dow Jones U.S.         $10,001-$50,000
                        Technology Sector
                        iShares MSCI EAFE              $10,001-$50,000
                        iShares MSCI Japan             $10,001-$50,000

                                                                      Aggregate Dollar Range of
                                                                      Equity Securities in all
                                                                        Registered Investment
                                                   Dollar Range of      Companies Overseen by
                                                   Equity Securities    Trustee in Family of
Name of Trustee          Name of Index Fund          in the Fund        Investment Companies
---------------     ------------------------------ -----------------  -------------------------
John E. Kerrigan    iShares Russell 1000            Over $100,000           Over $100,000
                    iShares MSCI Japan              Over $100,000
                    iShares MSCI Pacific ex-Japan   Over $100,000
                    iShares MSCI EAFE               Over $100,000

Robert H. Silver    iShares Russell 2000            Over $100,000           Over $100,000
                    iShares MSCI EAFE              $10,001-$50,000

As of December 31, 2006, none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust ("Independent Trustees") or their immediate family members owned beneficially or of record any securities of BGFA (the Fund's investment adviser), the Distributor or any person controlling, controlled by or under control with BGFA or the Distributor.

Committees of the Board of Trustees. Each Independent Trustee serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust;
(ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement);
(iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the calendar year ended December 31, 2006.

The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and the current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and
(vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other position as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Trustees. The Nominating and Governance Committee met three times during the calendar year ended December 31, 2006.

Remuneration of Trustees. The Trust pays each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $75,000 for meetings of the Board attended by the Trustee; also the Trust pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. During the period January 1, 2006 through December 31, 2006, the Trust paid each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $60,000 for meetings of the Board attended by the Trustee; also the Trust paid Charles Hurty an annual fee of $12,500 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. During the period April 1, 2005 through January 1, 2006, the Trust paid each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $45,000 for meetings of the Board attended by each Trustee; also the Trust paid each Independent Trustee who served as a chairperson of a Board committee an annual fee of $2,500. Prior to April 1, 2005, the Trust paid each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $32,500 for meetings of the board attended by each Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2006:

                                            Pension or
                                            Retirement
                             Aggregate   Benefits Accrued   Estimated           Total
                            Compensation        As           Annual         Compensation
                              from the    Part of Trust   Benefits Upon     From the Fund
Name of Interested Trustee     Trust       Expenses /1/   Retirement /1/ and Fund Complex /2/
--------------------------  ------------ ---------------- -------------- -------------------
Lee T. Kranefuss /3/          $     0     Not Applicable  Not Applicable      $      0
John E. Martinez              $60,000     Not Applicable  Not Applicable      $120,000

--------
/1/ No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
/2/ Includes compensation for service on the Board of Directors of iShares, Inc.
/3/ Lee T. Kranefuss was not compensated by the Trust due to his employment with BGI during the time period reflected in the table.

The table below sets forth the compensation paid to each Independent Trustee for the calendar year ended December 31, 2006:

                                                 Pension or
                                                 Retirement
                                  Aggregate   Benefits Accrued   Estimated           Total
                                 Compensation        As           Annual         Compensation
                                   from the    Part of Trust   Benefits Upon     From the Fund
Name of Independent Trustee /1/     Trust       Expenses /2/   Retirement /2/ and Fund Complex /3/
------------------------------   ------------ ---------------- -------------- -------------------
Richard K. Lyons /4/               $50,869     Not Applicable  Not Applicable      $154,413 /5/
George G. C. Parker                $85,000     Not Applicable  Not Applicable      $ 170,000
W. Allen Reed /6/                  $36,250     Not Applicable  Not Applicable      $  72,500
John E. Kerrigan                   $60,000     Not Applicable  Not Applicable      $ 120,000
Charles A. Hurty                   $66,250     Not Applicable  Not Applicable      $ 132,500
Cecilia H. Herbert                 $60,000     Not Applicable  Not Applicable      $ 120,000

--------
/1/ Compensation is not shown for Robert H. Silver because he was appointed to serve as Independent Trustee of the Trust effective March 9, 2007.
/2/ No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
/3/ Includes compensation for service on the Board of Directors of iShares, Inc.
/4/  Served as Trustee through November 6, 2006.
/5/ Includes compensation as Trustee for BGIF and MIP, investment companies with 24 funds also advised by BGFA and/or for which BGFA provides administration services.
/6/  Served as Trustee through June 30, 2006.

The Trustees and officers of the Trust do not own any outstanding shares of the Fund subject to this SAI as of the date hereof.

Control Persons and Principal Holders of Securities. Ownership information is not provided for the Fund as it had not commenced operations as of the date of this SAI.

Investment Advisory, Administrative and Distribution Services

Investment Adviser. BGFA serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

Pursuant to the Investment Advisory Agreement, BGFA is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense and taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses. For its investment management services to the Fund, BGFA is paid a management fee at the annual rate (as a percentage of the Fund's average net assets) of 0.40%.

The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Fund is terminable without penalty on 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act). The Investment Advisory Agreement is also terminable upon 60 days' notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the shares of the Trust but (ii) do not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA or its affiliates would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA or its affiliates might offer to provide additional services.

BGFA and/or BGI may pay certain broker-dealers and intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. BGFA and/or BGI may also pay broker-dealers or intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange traded products in general. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by BGFA and/or BGI from their own resources and not from the assets of the Fund.

Portfolio Managers. The individuals named as Portfolio Managers in the Prospectus are also primarily responsible for the day-to-day management of certain types of other iShares Funds and certain other portfolios and/or accounts, as indicated in the table below as of October 31, 2007:

Diane Hsiung

Types of Accounts                                                        Number   Total Assets
-----------------                                                        ------ ----------------
Registered Investment Companies.........................................  124   $311,024,000,000
Other Pooled Investment Vehicles........................................    1   $    235,000,000
Other Accounts..........................................................    5   $  1,365,000,000
Companies, Vehicles or Accounts with Incentive-Based Fee Arrangements...  N/A                N/A

Greg Savage

Types of Accounts                                                        Number   Total Assets
-----------------                                                        ------ ----------------
Registered Investment Companies.........................................  124   $311,024,000,000
Other Pooled Investment Vehicles........................................    1   $    235,000,000
Other Accounts..........................................................    6   $  1,365,000,000
Companies, Vehicles or Accounts with Incentive-Based Fee Arrangements...  N/A                N/A

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts of which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. Incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest that may result in the Portfolio Manager's favoring those portfolios or accounts with incentive-based fee arrangements.

The below table reflects, for each Portfolio Manager, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees for those portfolios or accounts are based on the performance of those portfolios or accounts, as of October 31, 2007:

Diane Hsiung

                                                Number of
                                           Other Accounts with
                                            Performance Fees     Aggregate of
                                                 Managed         Total Assets
                                           -------------------   ------------
Registered Investment Companies...........         N/A               N/A
Other Pooled Investment Vehicles..........         N/A               N/A
Other Accounts............................         N/A               N/A

Greg Savage

                                                Number of
                                           Other Accounts with
                                            Performance Fees     Aggregate of
                                                 Managed         Total Assets
                                           -------------------   ------------
Registered Investment Companies...........         N/A               N/A
Other Pooled Investment Vehicles..........         N/A               N/A
Other Accounts............................         N/A               N/A

As of October 31, 2007, with respect to all funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers receive a salary and are eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including, but not limited to the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager's business unit and an assessment of the Portfolio Manager's individual performance. Each Portfolio Manager's salary and annual bonus are paid in cash. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees (within the meaning of ERISA section 401(a))" as so specified under the terms of BGI's Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.

Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under the CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of October 31, 2007, the Portfolio Managers beneficially owned shares of the Fund in the amounts reflected in the following table:

Diane Hsiung

                                                                         Dollar Range
                                           ------------------------------------------------------------------------
                                                           $10,001 to $50,001 to $100,001 to $500,001 to    over
Fund                                       None $1 to $10k    $50k      $100k       $500k    $1 million  $1 million
----                                       ---- ---------- ---------- ---------- ----------- ----------- ----------
iShares MSCI EAFE Small Cap Index Fund....  X

Greg Savage

                                                                         Dollar Range
                                           ------------------------------------------------------------------------
                                                           $10,001 to $50,001 to $100,001 to $500,001 to    over
Fund                                       None $1 to $10k    $50k      $100k       $500k    $1 million  $1 million
----                                       ---- ---------- ---------- ---------- ----------- ----------- ----------
iShares MSCI EAFE Small Cap Index Fund....  X

Codes of Ethics. The Trust, BGFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent for the Fund. State Street's principal address is 200 Clarendon Street, Boston, MA 02111. Pursuant to an Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting services, and financial reporting for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as transfer agent for the Fund's authorized and issued shares of beneficial interest and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee.

Distributor. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the Statement of Additional Information to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC Participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

Index Provider. The Fund is based upon a particular index compiled by MSCI. MSCI is not affiliated with the Fund or with BGI or BGI's affiliates. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with BGI, which in turn has a licensing agreement with MSCI. BGI has provided the applicable sub-licenses to the Funds without charge.

Brokerage Transactions

BGFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BGFA manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BGFA may deal, trade and invest for its own account in the types of securities in which the Fund may invest. BGFA may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio rates may vary from period to period and high turnover rates may result in comparatively greater brokerage expenses.

Additional Information Concerning the Trust

Shares. The Trust currently is comprised of over 120 funds. The Trust issues shares of beneficial interests in the funds, with no par value. The Board may designate additional iShares Funds.

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund, or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Units of shares of a fund and immediately prior to the commencement of trading in such fund's shares, a holder of shares may be a "control person" of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 24, 2008, the Board of Trustees may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more Funds commencing operations after September 24, 2008 (each a "New Fund") to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions (collectively "merge") with, to or into another New Fund.

Shareholders may make inquires by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a fund and beneficial owners of 10% of the shares of a fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC's rules promulgated thereunder. Beneficial owners and insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or the Fund. The Trust or the Fund may be terminated by a majority vote of the Board or the affirmative vote of a super-majority of the holders of the Trust or the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Fund. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the American Stock Exchange and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of such Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name", and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

Creation. The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" with respect to the Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays (as observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities"), which constitutes an optimized representation of the stocks involved in the Fund's Underlying Index, and the Cash Component computed, as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The Cash Component serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation
Unit) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant.

BGFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities changes pursuant to the changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Underlying Index.

The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust also reserves the right to permit or require a "cash in lieu" amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be:
(i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC, or (ii) a DTC Participant (see the Book Entry Only System section), and must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party and DTC Participant who has executed a Participant Agreement are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create shares must be placed for one or more Creation Units. Orders to create Creation Units of the Fund cannot be placed through the Clearing Process. All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the Listing Exchange ("Closing Time") (ordinarily 4:00 p.m., Eastern time) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is received in proper form and is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor to make certain representations or enter into agreements with respect to an order, (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund have to be placed by the investor's broker through an Authorized Participant. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and, to the extent needed, only a small number of such Authorized Participants may have international capabilities.

Those placing orders for Creation Units of the Fund should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Closing Time. Investors should also be aware that the Authorized Participant may require orders for Creation Units placed with it to be in a form different from the form of purchase order, specified by the Trust, that the Authorized Participant must deliver to the Distributor.

Placement of Creation Orders. Fund Deposits in connection with the Fund will not be made either through the Clearing Process or through DTC. State Street shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Units must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the Closing Time on any Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.

To the extent contemplated by the applicable Participant Agreement, Creation Units of the Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 110%, which BGFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant

Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares disseminated through the facilities of the NSCC for that date by BGFA, as described above;
(iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) circumstances outside the control of the Trust, State Street, the Distributor or BGFA would make it impossible or impracticable to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC, State Street, the sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of such order. The Trust, State Street, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. A purchase transaction fee is imposed for the transfer and other transaction costs of the Fund associated with the issuance of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the standard and maximum creation transaction fees for the Fund:

                     Standard Creation    Maximum Creation
                     Transaction Fee*     Transaction Fee*
                     -----------------    ----------------
                         $ 14,000            $ 56,000
--------
* If a Creation Unit is purchased outside the usual process through the NSCC or for cash, a variable fee will be charged up to four times the standard creation or redemption transaction fee.

Redemption of Shares in Creation Units. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through State Street and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit by an investor who wishes to redeem a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

BGFA, through the NSCC and the Distributor, makes available immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (such difference, the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater then the NAV of the shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemptions of shares will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust can not lawfully deliver specific Fund Securities upon redemptions or can not do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities, may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming Beneficial Owner that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act. An Authorized Participant may request a redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The redemption transaction fees for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the standard and maximum redemption transaction fees for the Fund.

                   Standard Redemption    Maximum Redemption
                    Transaction Fee*       Transaction Fee*
                   -------------------    ------------------
                        $ 14,000               $ 56,000
--------
* If a Creation Unit is redeemed outside the usual process through the NSCC or for cash, a variable fee will be charged up to four times the standard creation or redemption transaction fee.

Placement of Redemption Orders. Orders to redeem Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement. An order to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three Business Days after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See below for a list of the local holidays in the foreign countries relevant to the Fund.

In connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant action on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund's Transfer Agent, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 110%, which BGFA may change from time to time, of the value of the missing Deposit Securities.

Such cash collateral must be delivered no later than 2:00 p.m. Eastern time, on the contractual settlement date and shall be held by State Street and marked to market daily, and the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Participant Agreement permits the Trust, on behalf of the Fund, to acquire the Deposit Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to State Street by a DTC Participant not later than Closing Time on the Transmittal Date and the requisite number of shares of the relevant Fund are delivered to State Street prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. If, however, a redemption order is submitted to State Street by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (i.e., the Business Day on which the shares of the Fund are delivered through DTC to State Street by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion redeem such shares in cash and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Because the Portfolio Securities of the Fund may trade on days that the Listing Exchange for the Fund is closed or are otherwise not Business Days for the Fund, investors may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in relevant foreign markets.

Regular Holidays. The Fund generally intends to effect deliveries of Creation Units and Portfolio Securities. The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar year 2008 in which the regular holidays affecting the relevant securities markets of the below listed

Australia
---------
Jan 1                     March 24        June 9          Nov 4
Jan 28                    April 25        Aug 4           Dec 25
March 3                   May 5           Aug 13          Dec 26
March 10                  May 19          Sep 29
March 21                  June 2          Oct 6

Austria
-------
Jan 1                     May 12          Dec 24
March 21                  May 22          Dec 25
March 24                  Aug 15          Dec 26
May 1                     Dec 8           Dec 31

Belgium
-------
Jan 1                     May 2           Nov 11
March 21                  May 12          Dec 25
March 24                  July 21         Dec 26
May 1                     Aug 15

Denmark
-------
Jan 1                     April 18        Dec 24-26
March 20                  May 1           Dec 31
March 21                  May 12
March 24                  June 5

Finland
-------
Jan 1                     Dec 24-26
March 21                  Dec 31
March 24
May 1
June 20

France
------
Jan 1                     May 8           Dec 25
Mar 21                    July 14         Dec 26
March 24                  Aug 15
May 1                     Nov 11

Germany
-------
Jan 1                     May 1           Aug 15
Feb 4                     May 12          Dec 24-26
March 21                  May 1           Dec 3
March 24                  May 22

Greece
------
Jan 1                     May 12          Dec 24
March 24                  Aug 20          Dec 25
May 1                     Oct 23          Dec 26
May 2                     Oct 24

Hong Kong
---------
Jan 1                     June 9
Feb 6-8                   July 1
March 21                  Sep 15
March 24                  Oct 1
April 4                   Oct 7
May 1                     Dec 24-26
May 12                    Dec 31

Ireland
-------
Jan 1                     June 2
March 17                  Aug 4
March 21                  Oct 27
March 24                  Dec 24-26
May 1                     Dec 29
May 5

Italy
-----
Jan 1                     June 2
March 21                  Aug 15
March 24                  Dec 8
April 25                  Dec 24-26
May 1                     Dec 31

Japan
-----
Jan 1-3                   July 21         Dec 23
Jan 14                    Sept 15         Dec 31
Feb 11                    Sept 23
March 20                  Oct 13
April 29                  Nov 3
May 5                     Nov 24

The Netherlands
---------------
Jan 1                     May 12
March 21                  Dec 25
March 24                  Dec 26
April 30
May 1

Feb 8           June 7          Oct 28

New Zealand
-----------
Jan 1           Feb 6           June 2
Jan 2           March 21        Oct 27
Jan 21          March 24        Dec 25
Jan 28          April 25        Dec 26

Norway
------
Jan 1           May 12
March 20        Dec 24-26
March 21        Dec 31
March 24
May 1

Portugal
--------
Jan 1           April 25        June 13         Dec 24-26
Feb 5           May 1           Aug 15
March 21        May 22          Dec 1
March 24        June 10         Dec 8

Singapore
---------
Jan 1           May 1           Oct 1           Dec 25
Feb 7           May 19          Oct 27
Feb 8           May 20          Oct 28
March 21        Aug 9           Dec 8

Spain
-----
Jan 1           March 24        July 25         Dec 25
Jan 7           May 1           Aug 15          Dec 26
March 20        May 2           Sep 9
March 21        May 15          Dec 8

Sweden
------
Jan 1           March 24        June 6          Dec 24-26
March 21        May 1           June 20         Dec 31

Switzerland
-----------
Jan 1           March 24        Aug 1           Dec 24-26
Jan 2           May 1           Aug 15          Dec 31
March 19        May 12          Sep 11
March 21        May 22          Dec 8

United Kingdom
--------------
Jan 1           March 24        May 26          Dec 25
Mar 21          May 5           Aug 25          Dec 26

Redemption. The longest redemption cycle for the Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Fund. In the calendar year 2008, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for the Fund is as follows:

                                        Redemption   Redemption
                                         Request     Settlement   Settlement
    Country                                Date       Date(R)       Period
    -------                             ----------   ----------   ----------
    Denmark                              03/17/08     03/25/08         8
                                         03/18/08     03/26/08         8
                                         03/19/08     03/27/08         8

    Finland                              03/17/08     03/25/08         8
                                         03/18/08     03/26/08         8
                                         03/19/08     03/27/08         8

    Japan                                12/26/08     01/05/09        10
                                         12/29/08     01/06/09         8
                                         12/30/08     01/07/09         8

    Norway                               03/17/08     03/25/08         8
                                         03/18/08     03/26/08         8
                                         03/19/08     03/27/08         8

    Sweden                               03/17/08     03/25/08         8
                                         03/18/08     03/26/08         8
                                         03/19/08     03/27/08         8

Taxes

Regulated Investment Company Qualifications. The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (i.e., a partnership that is traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income form interest, dividends, capital gains and other traditional mutual fund income); and (ii) at the close of each quarter of the company's taxable year, (a) at least 50% of the market value of the Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer, of two or more issuers that are controlled by the Fund (within the meaning of Section 851(c)(2) of the IRC, and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other RICs) or the securities of one or more qualified publicly traded partnerships. The Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of RICs. As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Taxation of Certain Derivatives. The Fund's transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the 12 months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Foreign Investments. The Fund may be subject to foreign income taxes withheld at the source. Dividends or other income (including, in some cases, capital gains), if any, received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the fund were to elect otherwise.

If the Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies", the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund", the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually the shares of the passive foreign investment company, and, in such event, would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Federal Tax Treatment of Complex Securities. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund is required, for U.S. federal income tax purposes, to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based investments required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, option contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered qualifying income for purposes of the 90% requirement for the Fund to qualify as a RIC.

The Fund intends to distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of U.S. Shareholders. Dividends and other distributions by the Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who
(a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S.

federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Back-Up Withholding. In certain cases, the Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the IRS; (3) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Sections 351 and 362. The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the IRC, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund's basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Qualified Dividend Income. Distributions by the Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations but not generally U.S. REITs and certain foreign corporations (e.g., foreign corporations which are not "passive foreign investment companies" and REITs incorporated in a possession of the U. S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). A dividend from the Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid dividends distributed to the shareholder, or in the case of certain preferred stock, the holding period requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend ; (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the IRC. Dividends received by the fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that the dividends received by the Fund form a REIT and distributed to a shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains.

Corporate Dividends Received Deduction. The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

Excess Inclusion Income. Certain types of income received by the Fund from REITs, real estate investment trusts, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders, such excess inclusion income may (1) constitute taxable income as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. withholding for non-US shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the IRC are Fund shareholders.

Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly-acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of funds.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A distribution from the Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations. A distribution paid prior to 2008 attributable to the Fund's sale of a REIT or other U.S. real property holding corporation will also be treated as real property gain if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. Restrictions apply regarding wash sales and substitute payment transactions.

Reporting. If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements

Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.

Miscellaneous Information

Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers, LLP located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.

Shareholder Communication to the Board. Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, PA 19456. The Board has established a process for shareholders to communicate with the Boards. Shareholders may contact the Board by mail. Correspondence should be addressed to: iShares Board of Trustees, c/o Barclays Global Investors, N.A. Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
                                                                BGI-SAI-19-1008
iShares(R)

Statement of Additional Information

Dated December 7, 2007

(as revised October 30, 2008)

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus ("Prospectus") for the following fund of iShares Trust (the "Trust") as such Prospectus may be revised or supplemented from time to time:

   iShares MSCI Kokusai Index Fund (the "Fund").

The Prospectus for the Fund is dated December 7, 2007. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. (the "Distributor"), at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com.

iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                                                                           Page
                                                                           ----
General Description of the Trust and the Fund.............................   1
Exchange Listing and Trading..............................................   1
Investment Strategies and Risks...........................................   2
   Diversification Status.................................................   2
   Lending Portfolio Securities...........................................   2
   Repurchase Agreements..................................................   3
   Reverse Repurchase Agreements..........................................   3
   Currency Transactions..................................................   3
   Foreign Securities.....................................................   3
   Short-Term Instruments and Temporary Investments.......................   4
   Securities of Investment Companies and REITs...........................   4
   Illiquid Securities....................................................   4
   Futures and Options....................................................   4
   Options on Futures Contracts...........................................   5
   Swap Agreements........................................................   5
   Tracking Stocks........................................................   5
   Future Developments....................................................   6
General Considerations and Risks..........................................   6
   Risks of Derivatives...................................................   6
   Risks of Equity Securities.............................................   6
   Risks of Futures and Options Transactions..............................   6
   Risks of Swap Agreements...............................................   7
   Risks of Investing in Non-U.S. Equity Securities.......................   7
   Dividend Risk..........................................................   7
Proxy Voting Policy.......................................................   7
Portfolio Holdings Information............................................   8
Construction and Maintenance Standards for the Underlying Index...........   9
MSCI Indexes Generally....................................................   9
   MSCI Standard Indexes..................................................   9
   Weighting..............................................................   9
   Regional Weights.......................................................  10
   Selection Criteria.....................................................  10
   (i) Defining the Equity Universe.......................................  10
   (ii) Adjusting the Total Market Capitalization of Securities in the
     Equity Universe for Free Float.......................................  10
   (iii) Classifying Securities under the GICS............................  10
   (iv) Selecting Securities for the Index Inclusion......................  10
   Free Float.............................................................  10
   Additions and Deletions................................................  10
MSCI Global Investable Market Indexes.....................................  10
   Weighting..............................................................  10
   Regional Weights.......................................................  11
   Selection Criteria.....................................................  11
   (i) Defining the Equity Universe.......................................  11
   (ii) Determining the Equity Universe in Each Market....................  11
   (iii) Determining Market Capitalization Size Segments for Each Market..  11
   (iv) Index Continuity Rules for the Standard Index.....................  11
   Free Float.............................................................  11
Price and Exchange Rates..................................................  11
   Prices.................................................................  11
   Exchange Rates.........................................................  11
   Changes to the Indexes.................................................  12
   MSCI Kokusai Index.....................................................  12
Investment Limitations....................................................  12
Continuous Offering.......................................................  13
Management................................................................  14
   Trustees and Officers..................................................  14

                                                                           Page
                                                                           ----
   Committees of the Board of Trustees....................................  18
   Remuneration of Trustees...............................................  18
   Control Persons and Principal Holders of Securities....................  19
Investment Advisory, Administrative and Distribution Services.............  19
   Investment Adviser.....................................................  19
   Portfolio Managers.....................................................  20
   Codes of Ethics........................................................  22
   Administrator, Custodian and Transfer Agent............................  22
   Distributor............................................................  22
   Index Provider.........................................................  22
Brokerage Transactions....................................................  23
Additional Information Concerning the Trust...............................  23
   Shares.................................................................  23
   Termination of the Trust or the Fund...................................  24
   DTC as Securities Depository for Shares of the Fund....................  24
Creation and Redemption of Creation Units.................................  24
   Creation...............................................................  24
   Fund Deposit...........................................................  25
   Procedures for Creation of Creation Units..............................  25
   Placement of Creation Orders...........................................  26
   Acceptance of Orders for Creation Units................................  26
   Creation Transaction Fee...............................................  27
   Redemption of Shares in Creation Units.................................  27
   Placement of Redemption Orders.........................................  27
   Regular Holidays.......................................................  28
   Redemption.............................................................  31
   Redemption Transaction Fee.............................................  31
Taxes.....................................................................  32
   Regulated Investment Company Qualifications............................  32
   Taxation of RICs.......................................................  32
   Taxation of Certain Derivatives........................................  32
   Excise Tax.............................................................  33
   Net Capital Loss Carryforwards.........................................  33
   Federal Tax Treatment of Complex Securities............................  33
   Taxation of U.S. Shareholders..........................................  33
   Back-Up Withholding....................................................  34
   Sections 351 and 362...................................................  34
   Qualified Dividend Income..............................................  34
   Corporate Dividends Received Deduction.................................  35
   Excess Inclusion Income................................................  35
   Foreign Investments....................................................  35
   Passive Foreign Investment Companies...................................  35
   Sales of Shares........................................................  36
   Other Taxes............................................................  36
   Taxation of Non-U.S. Shareholders......................................  36
   Reporting..............................................................  37
Financial Statements......................................................  37
Miscellaneous Information.................................................  37
   Counsel................................................................  37
   Independent Registered Public Accounting Firm..........................  37
   Shareholder Communication to the Board.................................  37

General Description of the Trust and the Fund

The Trust currently consists of over 120 investment series, or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the "1933 Act"). This SAI relates to the Fund.

The investment objective of the Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (the "Underlying Index") representing publicly traded equity securities of companies in a particular broad market, market segment, market sector or group of industries. The Fund is managed by Barclays Global Fund Advisors ("BGFA" or the "Investment Adviser"), a subsidiary of BGI.

The Fund offers and issues shares at their net asset value per share ("NAV") only in aggregations of a specified number of shares ("Creation Unit"), generally in exchange for a basket of equity securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). Shares of the Fund are listed and traded on NYSE Arca, Inc. ("NYSE Arca"), a national securities exchange ("Listing Exchange"). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally 200,000 or multiples thereof.

The Trust reserves the right to offer a "cash" option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain with the Trust a cash deposit equal to at least 110%, which BGFA may change from time to time, of the market value of the omitted Deposit Securities. See the Creation and Redemption of Creation Units section of this SAI. Transaction fees for cash creations or redemptions may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC applicable to management investment companies offering redeemable securities.

Unless otherwise specified, all references in this SAI to "dollars," "USD," "US$" or "$" are to U.S. Dollars, all references to "AUD," or "A$" are to Australian Dollars, all references to "ATS" are to Austrian Schillings, all references to "BEF" are to Belgian Francs, all references to "BRL" are to Brazilian Reals, all references to "CAD" or "CA$" are to Canadian Dollars, all references to "EUR" are to Euros, all references to "FRF" or "FF" are to French Francs, all references to "DEM" or "DM" are to German Deutsche Marks, all references to "HKD" or "HK$" are to Hong Kong Dollars, all references to "ITL" or "LL" are to Italian Lira, all references to "JPY" or "Y" are to Japanese Yen, all references to "KRW" are to Korean Wons, all references to "MYR" are to Malaysian Ringgits, all references to "MXN" are to Mexican Pesos, all references to "NLG" are to Dutch Guilders, all references to "SGD" are to Singapore Dollars, all references to "ESP" are to Spanish Pesetas, all references to "SEK" are to Swedish Krona, all references to "CHF" are to Swiss Francs, all references to "TWD" are to New Taiwan Dollars, all references to "GBP," "(pound)" or "L" are to British Pounds Sterling and all references to "ZAR" are to South African Rand. Some numbers in this SAI have been rounded. All U.S. Dollar equivalents provided in this SAI are calculated at the exchange rate prevailing on the date to which the corresponding foreign currency amount refers.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed for trading on its Listing Exchange and trade throughout the day on its Listing Exchange and other secondary markets. Shares of the Fund may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange for maintaining the listing of shares of the Fund will continue to be met. Although listing requirements vary among exchanges, in general the Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of the Fund shares, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index on which the Fund is based is no longer calculated, or available;
(iii) the "indicative optimized portfolio value" ("IOPV") of the Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange disseminates every 15 seconds through the facilities of the Consolidated Tape Association an updated IOPV for the Fund as calculated by an information provider or market data vendors. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a Cash Component. The equity securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not part of the current Deposit Securities. Therefore, the Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund's NAV, which is calculated only once a day.

The Cash Component included in an IOPV consists of estimated accrued dividend and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. Dollar and the applicable home foreign currency.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in securities issued by companies that comprise the Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. Adverse performance of a security in the Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio.

The Fund engages in representative sampling, which is investing in a sample of securities selected by BGFA to have an investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

Diversification Status. The Fund is non-diversified. A "non-diversified" classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Index and, consequently, the Fund's investment portfolio. This may adversely affect the Fund's performance or subject the Fund's shares to greater price volatility than that experienced by more diversified investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "Regulated Investment Company" ("RIC") for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "IRC"), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the IRC may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective.

Lending Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Fund if, as a result, the aggregate value of all securities loans of the Fund exceeds one-third of the value of the Fund's total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk. Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the "Board" or the "Trustees"). BGI acts as securities lending agent for the Fund subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Fund will engage in repurchase agreements only with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. The Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's assets that are denominated in a foreign currency. The Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Foreign Securities. The Fund may purchase publicly-traded common stocks of foreign corporations. The Fund's investment in common stock of foreign corporations represented in the Underlying Index may also be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs") (collectively, "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity and the underlying securities may be issued by a foreign or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally ADRs, issued in registered form, are designed for use in the U.S. securities markets and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

To the extent the Fund invests in ADRs, such ADRs will be listed on a national securities exchange, and to the extent the Fund invests in GDRs or EDRs, such GDRs and EDRs will be listed on a foreign exchange. The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BGFA deems to be illiquid or for which pricing information is not readily available. In addition, all Depositary Receipts generally must be sponsored, however the Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to:
(i) shares of money market funds (including those advised by BGFA);
(ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises);
(iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase "Prime-1" by Moody's(R) Investor's Service, Inc. ("Moody's") or "A-1" by Standard & Poor's(R) Rating Service, a division of The McGraw Hill Companies, Inc. ("S&P(R)"), or if unrated, of comparable quality as determined by BGFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements, and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

BGFA received an exemptive order from the SEC that permits the funds it manages, including the Fund, to invest in shares of money market funds advised by BGFA.

Securities of Investment Companies and REITs. The Fund may invest in the securities of other investment companies and real estate investment trusts ("REITs") to the extent allowed by law. Under the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund's total assets with respect to any one investment company; and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. The Fund does not intend to invest more than 5% of its total assets in investment companies. To the extent allowed by law or regulation, the Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will enter into futures contracts and options only on futures contracts that are traded on a U.S. or foreign exchange. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require the Fund to maintain liquid assets. Generally, the Fund maintains or earmarks an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," the Fund sets aside liquid assets in an amount at least equal to the Fund's daily marked-to-market obligation (i.e., the Fund's daily net liability, if any), rather than the contracts' notional value (i.e., the value of the underlying asset). By setting aside assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund set aside assets equal to the futures contracts' full notional value. The Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. The Fund may enter into futures contracts to purchase security indexes when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be segregated.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to "track" the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company's common stock.

Future Developments. The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks

A discussion of some of the risks associated with an investment in the Fund is contained in the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general and other factors that affect the market.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Equity Securities. An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general and other factors that affect securities markets. An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Underlying Index are listed on a national securities exchange, the principal trading market for some may be over-the-counter. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

Risks of Investing in Non-U.S. Equity Securities. An investment in the Fund involves risks similar to those of investing in broad-based portfolios of equity securities traded on foreign exchanges. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lesser levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets and the risk of war.

Dividend Risk. There is no guarantee that the issuer of the stocks held by the Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Proxy Voting Policy

The Trust has adopted, as its proxy voting policies for the Fund, the proxy voting guidelines of BGFA, the investment adviser to the Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund's proxy voting guidelines and BGFA's role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for the Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BGFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies or certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates, or the Distributor or the Distributor's affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

    . The Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

    . The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

    . The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates (if any), or the Distributor or the Distributor's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BGFA voted Fund proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at www.iShares.com and (ii) on the SEC's website at www.sec.gov.

Portfolio Holdings Information

The Board has adopted a policy regarding the disclosure of the Fund's portfolio holdings information that requires that such information be disclosed in a manner that: (a) is consistent with applicable legal requirements and in the best interests of the Fund's respective shareholders; (b) does not put the interests of BGFA, the Distributor or any affiliated person of BGFA or the Distributor, above those of Fund shareholders; (c) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities" referred to in sub-section (c) above are generally limited to National Securities Clearing Corporation ("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors (known as "Authorized Participants") that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Fund offers and redeems its shares ("iShares Exemptive Orders") and other institutional market participants and entities that provide information services.

Each business day, the Fund's portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund's anticipated holdings on the following business day.

Daily access to information concerning the Fund's portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of the Investment Adviser and the Distributor, administrator, custodian and fund accountant, who deal directly with or assist in functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Fund, and the terms of the Fund's current registration statement. In addition, the Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, but as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.

From time to time, information concerning portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide services to the Fund, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Fund in the ordinary course of business after it has been disseminated to the NSCC.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. The Fund, may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance Standards for the Underlying Index

A brief description of the Underlying Index on which the Fund is based is provided below.

MSCI Indexes Generally

The MSCI indexes were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the indexes in 1986. In November 1998, Morgan Stanley transferred all rights to the MSCI indexes to MSCI, Inc. ("MSCI"), a Delaware corporation of which Morgan Stanley is the majority owner and The Capital Group of Companies, Inc. is the minority shareholder. The MSCI single country standard equity indexes have covered the world's developed markets since 1969 and in 1988 MSCI commenced coverage of emerging markets.

Local stock exchanges traditionally calculated their own indexes which were generally not comparable with one another due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI, however, applies the same calculation methodology to all markets for all single country standard equity indexes, developed and emerging.

MSCI has begun implementing enhancements to the methodology of its current indexes, the MSCI Standard Indexes and the MSCI Small Cap Indexes. MSCI is generally expanding the number of securities included in these indexes, eliminating industry sector classifications in favor of market capitalization size segmentation and eliminating overlapping market capitalization size segmentation among its indexes. These enhancements are being phased in over two stages: 50% of the transition was completed on November 30, 2007 and the remaining transition is expected to be completed on May 30, 2008. MSCI has also combined its MSCI Standard Indexes and MSCI Small Cap Indexes to form the MSCI Global Investable Market Indexes (the "MSCI GIMI"). The MSCI Global Standard Indexes of the MSCI GIMI, which include the MSCI Global Large Cap Indexes and MSCI Global Mid-Cap Indexes, are intended to cover all investable large and mid-cap securities and include approximately 85% of each market's free float-adjusted market capitalization. The MSCI Global Small Cap Index of the MSCI GIMI is intended to cover all companies with a market capitalization smaller than that of the companies in the MSCI Global Standard Indexes and include an additional 14% coverage of each market's free-float adjusted market capitalization. The Underlying Index of the iShares MSCI Kokusai Index Fund at its inception will be an index of the MSCI Standard Indexes.

Following are descriptions of the MSCI Standard Indexes and the MSCI GIMI.

MSCI Standard Indexes

Weighting. All single-country MSCI Standard indexes are free-float weighted, i.e., companies are included in the indexes at the value of their free public float (free float multiplied by security price). MSCI defines "free float" as total shares excluding shares held by strategic investors and shares subject to foreign ownership restrictions. MSCI's Standard indexes generally seek to include 85% of the free float-adjusted market capitalization of a country's stock market represented in each industry group of each country.

Regional Weights. Market capitalization weighting, combined with a consistent target of 85% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets.

Selection Criteria. MSCI's index construction process involves: (i) defining the equity universe, (ii) adjusting the total market capitalization of all securities in the universe for free float available to foreign investors,
(iii) classifying the universe of securities under the Global Industry Classification Standard (the "GICS") and (iv) selecting securities for inclusion according to MSCI's index construction rules and guidelines.

   (i) Defining the Equity Universe. The current index construction process starts at the country level with the identification of all listed securities for that country. MSCI currently creates international equity country indexes for 48 countries. In general, companies and their respective securities are classified as belonging only to the country in which they are incorporated. This allows securities to be sorted distinctly by country. All listed equity securities and listed securities that exhibit characteristics of equity securities, except investment trusts, mutual funds and equity derivatives, are eligible for inclusion in the universe. Shares of non-domiciled companies generally are not eligible for inclusion in the universe.

   (ii) Adjusting the Total Market Capitalization of Securities in the Equity Universe for Free Float. After identifying the universe of securities, MSCI calculates the free float-adjusted market capitalization of each security in that universe using publicly available information. The process of free float adjusting market capitalization involves: (i) defining and estimating the free float available to foreign investors for each security, using MSCI's definition of free float, (ii) assigning a free float-adjustment factor to each security and (iii) calculating the free float-adjusted market capitalization of each security.

   (iii) Classifying Securities under the GICS. All securities in the equity universe are also assigned to an industry-based hierarchy, the GICS. This comprehensive classification scheme provides a universal approach to industries worldwide and forms the basis for achieving MSCI's objective of broad industry representation in its indexes.

   (iv) Selecting Securities for Index Inclusion. MSCI targets an 85% free float-adjusted market representation level in each industry group of each country. The security selection process within each industry group is based on the analysis of: (i) each company's business activities and the diversification that its securities would bring to the index, (ii) the size (based on free float-adjusted market capitalization) and liquidity of securities of the company and (iii) the estimated free float for the company and its individual share classes. MSCI targets for inclusion the largest and most liquid securities in an industry group. MSCI generally does not consider securities with inadequate liquidity or securities that do not have an estimated free float greater than 15% unless exclusion of the security of a large company would compromise the index's ability to fully and fairly represent the characteristics of the underlying market.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float and (ii) limits on share ownership for foreigners.

Under MSCI's free float-adjustment methodology, a constituent's inclusion factor is equal to its estimated free float rounded up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15% that are included on an exceptional basis, the estimated free float is adjusted to the nearest 1%.

Additions and Deletions. Potential additions to the indexes are analyzed with respect to their industry group and sub-industry group in order to represent a wide range of economic and business activities. In assessing deletions, it is important that indexes represent the full investment cycle, including both bull and bear markets. Out-of-favor industries and their securities may exhibit declining prices, declining market capitalization and/or declining liquidity, and yet are not deleted because they continue to be good representatives of their industry group.

As a general policy, changes in number of shares are coordinated with changes in the inclusion factor to accurately reflect the investability of the underlying securities.

MSCI Global Investable Market Indexes

Weighting. All single-country indexes of the MSCI GIMI are free-float weighted, i.e., companies are included in the indexes at the value of their free public float (free float multiplied by security price). MSCI defines "free float" as total shares excluding shares held by strategic investors and shares subject to foreign ownership restrictions. Indexes of MSCI's GIMI generally seek to include 99% of the free float-adjusted market capitalization of a single country's stock market.

Regional Weights. Market capitalization weighting, combined with a consistent target of 99% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indexes approximates its weight in the total universe of developing and emerging markets. A market is equivalent to a single country except in the developed markets of Europe, where all markets are aggregated into a single market for index construction purposes. Individual country indices of the developed markets are derived from the constituents of the MSCI GIMI Europe Index.

Selection Criteria. MSCI's index construction process involves: (i) defining the equity universe, (ii) determining the market investable equity universe for each market, (iii) determining market capitalization size segments for each market and (iv) applying index continuity rules for the standard index.

   (i) Defining the Equity Universe. MSCI begins with securities listed in countries in the MSCI Global Index Series. Of these countries, 23 are classified as developed markets and 25 as emerging markets. All listed equity securities and listed securities that exhibit characteristics of equity securities, except mutual funds, exchange traded funds, equity derivatives, limited partnerships and most investment trusts, are eligible for inclusion in the equity universe. REITs in some countries and certain income trusts in Canada are also eligible for inclusion. Each company and its securities (i.e., share classes) are classified in only one country, which allows for a distinctive sorting of each company by its respective country.

   (ii) Determining the Equity Universe in Each Market. The equity universe in any market is derived by applying investability screens to individual companies and securities in the equity universe of that market. Some investability requirements are applied at the individual security level and some at the overall company level, represented by the aggregation of individual securities of the company. As a result, the inclusion or exclusion of one security does not imply the automatic inclusion or exclusion of other securities of the same company.

   (iii) Determining Market Capitalization Size Segments for Each Market. In each market MSCI creates an Investable Market Index, Standard Index, Large Cap Index, Mid Cap Index and Small Cap Index. In order to create size components that can be meaningfully aggregated into composites, individual market size segments balance the following two objectives:

       1. Achieving global size integrity by ensuring that companies of comparable and relevant sizes are included in a given size segment across all markets in a composite index.

       2. Achieving consistent market coverage by ensuring that each market's size segment is represented in its proportional weight in the composite universe.

   (iv) Index Continuity Rules for the Standard Index. In order to achieve index continuity as well as provide some basic level of diversification within a market index, notwithstanding the effect of other index construction rules contained herein, a minimum number of five constituents will be maintained for a developing market Standard Index and a minimum number of three constituents will be maintained for an emerging market Standard Index.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) strategic and other shareholdings not considered part of available free float and (ii) limits on share ownership for foreigners.

Under MSCI's free float-adjustment methodology, a constituent's inclusion factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with a free float of less than 15% that are included on an exceptional basis, the estimated free float is adjusted to the nearest 1%.

Price and Exchange Rates

Prices. The prices used to calculate all MSCI indexes are the official exchange closing prices or those figures accepted as such. MSCI reserves the right to use an alternative pricing source on any given day.

Exchange Rates. MSCI currently uses the foreign exchange rates published by WM Reuters at 4:00 p.m., London time. MSCI uses WM Reuters rates for all developed and emerging markets. Exchange rates are taken daily at 4:00 p.m., London time by the WM Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of "snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4:00 p.m. WM Reuters provides closing bid and offer rates. MSCI uses these rates to calculate the mid-point to five decimal places.

MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM Reuters rate is believed not to be representative for a given currency on a particular day.

Changes to the Indexes. The MSCI indexes are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the MSCI indexes, emphasis is also placed on continuity, replicability and minimizing turnover in the indexes. Maintaining the MSCI indexes involves many aspects, including (i) additions to, and deletions from, the indexes, (ii) changes in number of shares, and (iii) changes in inclusion factors as a result of updated free float estimates.

Index maintenance can be described by three broad categories of changes:

    . Annual full country index reviews, conducted on a fixed annual timetable, that systematically re-assess the various dimensions of the equity universe for all countries;

    . Quarterly index reviews, aimed at promptly reflecting other significant market events and

    . Ongoing event-related changes, such as mergers and acquisitions, which generally are implemented in the indexes as they occur.

Potential changes in the status of countries (stand-alone, emerging and developed) are normally implemented in one or more phases at the regular annual full country index review and quarterly index review dates.

The annual full country index review for all the MSCI single country standard international equity indexes is carried out once every 12 months and implemented as of the close of the last business day of May. The implementation of changes resulting from a quarterly index review occurs only on three dates throughout the year: as of the close of the last business day of February, August and November. Any single country indexes may be impacted at the quarterly index review. MSCI Index additions and deletions due to quarterly index rebalancing are generally announced at least two weeks in advance.

MSCI Kokusai Index

The MSCI Kokusai Index is designed to measure equity market performance in the countries that MSCI has classified as having developed markets, excluding Japan. As of June 2007, the MSCI Kokusai Index consisted of the following 22 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

Investment Limitations

The Board has adopted as a non-fundamental policy the investment objective of the Fund. Therefore, the Fund may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies the Fund's investment restrictions numbered one through six below. The restrictions for the Fund cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

The Fund will not:

1. Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in
   (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund's investment objective and policies).

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund as a non-fundamental policy will not invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities.

BGFA monitors the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:

    .  The frequency of trades and quotes for the security;

    . The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

    .  Dealer undertakings to make a market in the security and

    . The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities, and ADRs based on securities, in its Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

iShares Trust, iShares, Inc., Master Investment Portfolio ("MIP"), Barclays Global Investors Funds ("BGIF") and Barclays Foundry Investment Trust ("BFIT"), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 147 Funds within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BFIT, BGIF and MIP and, as a result, oversees an additional 24 portfolios within the fund complex. The address of each Trustee and Officer, unless otherwise indicated, is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, CA 94105. The Board has designated George G.C. Parker as its Lead Independent Trustee.

                                    Principal Occupation(s)         Other
                                           During the           Directorships
Name (Year of Birth)  Position            Past 5 Years          Held by Trustee
-------------------- ------------ ----------------------------  ---------------
Interested Trustees

Lee T. Kranefuss/1/  Trustee and  Chief Executive Officer,      Director
(1961)               Chairman     iShares Intermediary Index    (since 2003) of
                     (since 2003) and Markets Group of BGI      iShares, Inc.;
                                  (since 2005); Chief           Trustee (since
                                  Executive Officer of the      2001) of BGIF
                                  Intermediary Investor and     and MIP;
                                  Exchange Traded Products      Trustee (since
                                  Business of BGI (2003-2005);  2007) of BFIT;
                                  Director of BGFA (since       Director
                                  2005); Director, President    (since 2003)
                                  and Chief Executive Officer   of BGI Cayman
                                  of Barclays Global Investors  Prime Money
                                  International, Inc. (since    Market Fund,
                                  2005); Director, Chairman     Ltd.
                                  and Chief Executive Officer
                                  of Barclays Global Investors
                                  Services (since 2005); Chief
                                  Executive Officer of the
                                  Individual Investor Business
                                  of BGI (1999-2003).

John E. Martinez/1/  Trustee      Co-Chief Executive Officer    Director
(1962)               (since 2003) of Global Index and Markets   (since 2003)
                                  Group of BGI (2001-2003);     of iShares,
                                  Chairman of Barclays          Inc.; Director
                                  Global Investors Services     (since 2005)
                                  (2000-2003).                  of Real Estate
                                                                Equity
                                                                Exchange.
--------
/1/ Lee T. Kranefuss and John E. Martinez are deemed to be "interested persons" (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Fund's investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

                                    Principal Occupation(s)        Other
                                           During the          Directorships
Name (Year of Birth)   Position           Past 5 Years         Held by Trustee
--------------------  ------------ --------------------------  ----------------
Independent Trustees

George G.C. Parker    Trustee      Dean Witter Distinguished   Director
(1939)                (since       Professor of Finance,       (since 2002)
                      2000) Lead   Emeritus, (since 1994)      of iShares,
                      Independent  Stanford University:        Inc.; Director
                      Trustee      Graduate School of          (since 1996)
                      (since 2006) Business.                   of Continental
                                                               Airlines,
                                                               Inc.; Director
                                                               (since 1995)
                                                               of Community
                                                               First
                                                               Financial
                                                               Group;
                                                               Director
                                                               (since 1999)
                                                               of Tejon Ranch
                                                               Company;
                                                               Director
                                                               (since 2004)
                                                               of Threshold
                                                               Pharmaceuticals;
                                                               Director
                                                               (since 2007)
                                                               of NETGEAR,
                                                               Inc.

Cecilia H. Herbert    Trustee      Member of Finance Council   Director
(1949)                (since 2005) (1999-2006) and Chair of    (since 2005)
                                   Investment Committee        of iShares,
                                   (1994-2005), Archdiocese    Inc.
                                   of San Francisco; Director
                                   (since 1998) and President
                                   (since 2007) of the Board
                                   of Directors, Catholic
                                   Charities CYO; Trustee
                                   (2004-2005) of Pacific
                                   Select Funds; Trustee
                                   (1992-2003) of the
                                   Montgomery Funds; Trustee
                                   (since 2005) and Chair of
                                   Finance and Investment
                                   Committees (since 2006) of
                                   the Thacher School.

Charles A. Hurty      Trustee      Retired; Partner, KPMG,     Director
(1943)                (since 2005) LLP (1968-2001).            (since 2005)
                                                               of iShares,
                                                               Inc.; Director
                                                               (since 2002)
                                                               of GMAM
                                                               Absolute
                                                               Return
                                                               Strategy Fund
                                                               (1 portfolio);
                                                               Director
                                                               (since 2002)
                                                               of Citigroup
                                                               Alternative
                                                               Investments
                                                               Multi-Adviser
                                                               Hedge Fund
                                                               Portfolios LLC
                                                               (1 portfolio);
                                                               Director
                                                               (since 2005)
                                                               of CSFB
                                                               Alternative
                                                               Investments
                                                               Fund (6
                                                               portfolios).

John E. Kerrigan      Trustee      Chief Investment Officer,   Director
(1955)                (since 2005) Santa Clara University      (since 2005)
                                   (since 2002); Managing      of iShares,
                                   Director, Merrill Lynch     Inc.; Member
                                   (1994-2002).                (since 2004)
                                                               of Advisory
                                                               Council for
                                                               Commonfund
                                                               Distressed
                                                               Debt Partners
                                                               II.

                                    Principal Occupation(s)         Other
                                           During the           Directorships
Name (Year of Birth)  Position            Past 5 Years          Held by Trustee
-------------------- -----------  ----------------------------  ---------------
Robert H. Silver     Trustee      President and Co-Founder      Director
(1955)               (since       of The Bravitas Group, Inc.   (since March
                     March 2007)  (since 2006); Member,         2007) of
                                  Non-Investor Advisory         iShares, Inc.;
                                  Board of Russia Partners II,  Director and
                                  LP (since 2006); President    Member (since
                                  and Chief Operating Officer   2006) of the
                                  (2003-2005) and Director      Audit and
                                  (1999-2005) of UBS Financial  Compensation
                                  Services, Inc.; President     Committee of
                                  and Chief Executive Officer   EPAM Systems,
                                  of UBS Services USA, LLC      Inc.
                                  (1999-2005); Managing
                                  Director, UBS America, Inc.
                                  (2000-2005); Director and
                                  Vice Chairman of the YMCA of
                                  Greater NYC (since 2001);
                                  Broadway Producer (since
                                  2006).


Name (Year of Birth)                             Principal Occupation(s)
Officers                   Position              During the Past 5 Years
-------------------- ---------------------- -----------------------------------
Officers

Michael A. Latham    President (since 2007) Head of Americas iShares (since
(1965) 2007); Chief Operating Officer of the Intermediary Investors and Exchange Traded Products Business of BGI (since 2003-2007); Director of Mutual Fund Delivery in the U.S. Individual Investor Business of BGI (2000-2003); Head of
                                            Operations, BGI Europe (1997-2000).

Geoffrey D. Flynn    Treasurer and Chief    Director, Mutual Fund Operations,
(1956)               Financial Officer      BGI (since 2007); President, Van
                     (since 2007)           Kampen Investors Services
                                            (2003-2007); Managing Director,
                                            Morgan Stanley (2002-2007);
                                            President, Morgan Stanley Trust,
                                            FSB (2002-2007).

Eilleen M. Clavere   Secretary (since 2007) Head of Legal Administration--IIB,
(1952)                                      and BGI (since 2006); Legal
                                            Counsel and Vice President of
                                            Atlas Funds, Atlas Advisers, Inc.
                                            and Atlas Securities, Inc.
                                            (2005-2006); Counsel, Kirkpatrick
                                            & Lockhart LLP (2001-2005).

Ira P. Shapiro       Vice President and     Associate General Counsel, BGI
(1963)               Chief Legal Officer    (since 2004); First Vice
                     (since 2007)           President, Merrill Lynch
                                            Investment Managers (1993-2004).

Amy Schioldager      Executive Vice         Head of U.S. Indexing, BGI (since
(1962)               President (since 2007) 2006); Head of Domestic Equity
                                            Portfolio Management, BGI
                                            (2001-2006).

Name (Year of Birth)                               Principal Occupation(s)
Officers                     Position              During the Past 5 Years
-------------------- ------------------------  -------------------------------
H. Michael Williams  Executive Vice President  Head, Global Index and Markets
(1960)               (since 2007)              Group, BGI (since January
                                               2006); Global Head of
                                               Securities Lending, BGI
                                               (2002-2006).

Patrick O'Connor     Vice President            Head of iShares Portfolio
(1967)               (since 2007)              Management, BGI (since 2006);
                                               Senior Portfolio Manager, BGI
                                               (since 1999).

Lee Sterne           Vice President            Senior Portfolio Manager, BGI
(1965)               (since 2007)              (since 2004); Portfolio
                                               Manager, BGI (2001-2004).

Matt Tucker          Vice President            Head of U.S. Fixed Income
(1972)               (since 2007)              Investment Solutions, BGI
                                               (since 2005); Fixed Income
                                               Investment Strategist, BGI
                                               (2003-2005); Fixed Income
                                               Portfolio Manager, BGI
                                               (1997-2003).

The following table sets forth, as of December 31, 2006, the dollar range of equity securities beneficially owned by each Trustee in the Fund and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a Fund is not listed below, the Trustee did not own any securities in that Fund as of the date indicated above:

                                                                       Aggregate Dollar Range of
                                                                   Equity Securities in all Registered
                                                Dollar Range of     Investment Companies Overseen by
                                                Equity Securities   Trustee in Family of Investment
Name of Trustee         Name of Index Fund        in the Fund                  Companies
---------------     --------------------------- -----------------  -----------------------------------
Lee T. Kranefuss    iShares Lehman 1-           $50,001-$100,000             Over $100,000
                    3 Year Treasury Bond        Over $100,000
                    iShares Russell 3000
                    iShares iBoxx $ Investment
                    Grade Corporate Bond
                    iShares Dow Jones           $10,001-$50,000
                    Select Dividend
                                                $10,001-$50,000

John E. Martinez    iShares MSCI EAFE           Over $100,000                Over $100,000
                    iShares Russell 1000        Over $100,000
                    iShares Russell 1000 Value  Over $100,000
                    iShares Russell 2000        Over $100,000
                    iShares S&P 500             Over $100,000

George G.C. Parker  iShares Dow Jones Select                                 Over $100,000
                    Dividend                    Over $100,000
                    iShares FTSE/Xinhua China
                    25                          Over $100,000
                    iShares iBoxx $ Investment
                    Grade
                    Corporate Bond              Over $100,000
                    iShares Lehman 1-
                    3 Year Treasury Bond        $1-$10,000
                    iShares MSCI EAFE           Over $100,000
                    iShares MSCI Emerging       Over $100,000
                    Markets
                    iShares MSCI Mexico         Over $100,000
                    iShares Russell 1000 Value  Over $100,000
                    iShares Russell 2000        $50,001-$100,000
                    iShares Russell 2000 Value  Over $100,000
                    iShares S&P 100             Over $100,000
                    iShares S&P 500             Over $100,000
                    iShares S&P 500 Growth      $10,001-$50,000
                    iShares S&P 500 Value       Over $100,000
                    iShares S&P Midcap 400
                    Value                       Over $100,000
                    iShares S&P Global 100      $10,001-$50,000

                                                                          Aggregate Dollar Range of
                                                                      Equity Securities in all Registered
                                                   Dollar Range of     Investment Companies Overseen by
                                                   Equity Securities   Trustee in Family of Investment
Name of Trustee          Name of Index Fund          in the Fund                  Companies
---------------     ------------------------------ -----------------  -----------------------------------
Cecilia H. Herbert  iShares MSCI Hong Kong         $10,001-$50,000              Over $100,000
                    iShares MSCI Japan             $10,001-$50,000
                    iShares Dow Jones Consumer
                    Goods Sector                   $10,001-$50,000
                    iShares FTSE/Xinhua China
                    25                             $10,001-$50,000
                    iShares S&P 500                Over $100,000

Charles A. Hurty    iShares S&P 500 Index          $10,001-$50,000              Over $100,000
                    iShares FTSE/Xinhua China
                    25                             $10,001-$50,000
                    iShares Dow Jones Financial
                    Sector                         $10,001-$50,000
                    iShares Dow Jones U.S.
                    Energy Sector                  $10,001-$50,000
                    iShares Dow Jones U.S.
                    Technology Sector              $10,001-$50,000
                    iShares MSCI EAFE              $10,001-$50,000
                    iShares MSCI Japan             $10,001-$50,000

John E. Kerrigan    iShares Russell 1000           Over $100,000                Over $100,000
                    iShares MSCI Japan             Over $100,000
                    iShares MSCI Pacific ex-Japan  Over $100,000
                    iShares MSCI EAFE              Over $100,000

Robert H. Silver    iShares Russell 2000 Index     Over $100,000                Over $100,000
                    iShares MSCI EAFE Index        $10,001-$50,000

As of December 31, 2006, none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust ("Independent Trustees") or their immediate family members owned beneficially or of record any securities of BGFA (the Fund's investment adviser), the Distributor or any person controlling, controlled by or under control with BGFA or the Distributor.

Committees of the Board of Trustees. Each Independent Trustee serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust;
(ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement);
(iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the calendar year ended December 31, 2006.

The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and
(vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Trustees. The Nominating and Governance Committee met three times during the calendar year ended December 31, 2006.

Remuneration of Trustees. The Trust pays each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $75,000 for meetings of the Board attended by the Trustee; also the Trust pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. During the period January 1, 2006 through December 31, 2006, the Trust paid each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $60,000 for meetings of the Board attended by the Trustee; also the Trust paid Charles Hurty an annual fee of $12,500 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. During the period April 1, 2005 through January 1, 2006, the Trust paid each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $45,000 for meetings of the Board attended by each Trustee; also the Trust paid each Independent Trustee who served as a chairperson of a Board committee an annual fee of $2,500. Prior to April 1, 2005, the Trust paid each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $32,500 for meetings of the Board attended by each Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2006:

                                             Pension or
                             Aggregate       Retirement                              Total
                            Compensation Benefits Accrued As Estimated Annual    Compensation
                              from the      Part of Trust     Benefits Upon      From the Fund
Name of Interested Trustee     Trust        Expenses /1/      Retirement /1/  and Fund Complex /2/
--------------------------  ------------ ------------------- ---------------- -------------------
Lee T. Kranefuss /3/          $     0      Not Applicable     Not Applicable       $      0
John E. Martinez              $60,000      Not Applicable     Not Applicable       $120,000

--------
/1/ No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
/2/ Includes compensation for service on the Board of Directors of iShares, Inc.
/3/ Lee T. Kranefuss was not compensated by the Trust due to his employment with BGI during the time period reflected in the table.

The table below sets forth the compensation paid to each Independent Trustee for the calendar year ended December 31, 2006:

                                                  Pension or
                                  Aggregate       Retirement                              Total
                                 Compensation Benefits Accrued As Estimated Annual    Compensation
                                   from the      Part of Trust     Benefits Upon      From the Fund
Name of Independent Trustee /1/     Trust        Expenses /2/      Retirement /2/  and Fund Complex /3/
------------------------------   ------------ ------------------- ---------------- -------------------
Richard K. Lyons /4/               $50,869      Not Applicable     Not Applicable       $154,413/5/
George G. C. Parker                $85,000      Not Applicable     Not Applicable       $170,000
W. Allen Reed /6/                  $36,250      Not Applicable     Not Applicable       $ 72,500
John E. Kerrigan                   $60,000      Not Applicable     Not Applicable       $120,000
Charles A. Hurty                   $66,250      Not Applicable     Not Applicable       $132,500
Cecilia H. Herbert                 $60,000      Not Applicable     Not Applicable       $120,000

--------
/1/ Compensation is not shown for Robert H. Silver because he was appointed to serve as Independent Trustee of the Trust effective March 9, 2007.
/2/ No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
/3/ Includes compensation for service on the Board of Directors of iShares, Inc.
/4/  Served as Trustee through November 6, 2006.
/5/ Includes compensation as Trustee for BGIF and MIP, investment companies with 24 funds also advised by BGFA and/or for which BGFA provides administration services.
/6/  Served as Trustee through June 30, 2006.

The Trustees and officers of the Trust do not own any outstanding shares of the Fund subject to this SAI as of the date hereof.

Control Persons and Principal Holders of Securities. Ownership information is not provided for the Fund as they had not commenced operations as of the date of this SAI.

Investment Advisory, Administrative and Distribution Services

Investment Adviser. BGFA serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of the Fund, and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

Pursuant to the Investment Advisory Agreement, BGFA is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense and taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses. For its investment management services to the Fund, BGFA is paid a management fee at the annual rates (as a percentage of the Fund's average net assets) set forth below:

Fund                                                             Management Fee
----                                                             --------------
iShares MSCI Kokusai Index Fund.................................      0.25%

The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Fund is terminable without penalty on 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940
Act). The Investment Advisory Agreement is also terminable upon 60 days' notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the shares of the Trust but (ii) do not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA or its affiliates would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA or its affiliates might offer to provide additional services.

BGFA and/or BGI may pay certain broker-dealers and intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. BGFA and/or BGI may also pay broker-dealers or intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange traded products in general. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by BGFA and/or BGI from their own resources and not from the assets of the Fund.

Portfolio Managers. The individuals named as Portfolio Managers in the Prospectus are also primarily responsible for the day-to-day management of certain types of other iShares Funds and certain other portfolios and/or accounts, as indicated in the table below as of October 31, 2007:

Diane Hsiung

Types of Accounts                                       Number   Total Assets
-----------------                                       ------ ----------------
Registered Investment Companies........................  124   $311,024,000,000
Other Pooled Investment Vehicles.......................    1   $    235,000,000
Other Accounts.........................................    5   $  1,365,000,000
Companies, Vehicles or Accounts with Incentive-Based
  Fee Arrangements.....................................  N/A                N/A

Greg Savage

Types of Accounts                                       Number   Total Assets
-----------------                                       ------ ----------------
Registered Investment Companies........................  124   $311,024,000,000
Other Pooled Investment Vehicles.......................    1   $    235,000,000
Other Accounts.........................................    6   $  1,365,000,000
Companies, Vehicles or Accounts with Incentive-Based
  Fee Arrangements.....................................  N/A                N/A

Each of the portfolios or accounts of which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the iShares Funds, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts of which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. Incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest that may result in the Portfolio Manager's favoring those portfolios or accounts with incentive-based fee arrangements.

The below table reflects, for each Portfolio Manager, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees for those portfolios or accounts are based on the performance of those portfolios or accounts, as of October 31, 2007:

Diane Hsiung

                                              Number of Other
                                               Accounts with
                                              Performance Fees   Aggregate of
                                                  Managed        Total Assets
                                              ----------------   ------------
Registered Investment Companies..............       N/A              N/A
Other Pooled Investment Vehicles.............       N/A              N/A
Other Accounts...............................       N/A              N/A

Greg Savage

                                              Number of Other
                                               Accounts with
                                              Performance Fees   Aggregate of
                                                  Managed        Total Assets
                                              ----------------   ------------
Registered Investment Companies..............       N/A              N/A
Other Pooled Investment Vehicles.............       N/A              N/A
Other Accounts...............................       N/A              N/A

As of October 31, 2007, with respect to all iShares funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers receive a salary and are eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including but not limited to the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager's business unit and an assessment of the Portfolio Manager's individual performance. Each Portfolio Manager's salary and annual bonus are paid in cash. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees (within the meaning of ERISA section 401(a))" as so specified under the terms of BGI's Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.

Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under the CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of October 31, 2007, the Portfolio Managers beneficially owned shares of the Fund in the amounts reflected in the following table:

Diane Hsiung

                                                                 Dollar Range
                                   ------------------------------------------------------------------------
                                                   $10,001 to $50,001 to $100,001 to $500,001 to    over
Fund                               None $1 to $10k    $50k      $100k       $500k    $1 million  $1 million
----                               ---- ---------- ---------- ---------- ----------- ----------- ----------

iShares MSCI Kokusai Index Fund...  X

Greg Savage

                                                                 Dollar Range
                                   ------------------------------------------------------------------------
                                                   $10,001 to $50,001 to $100,001 to $500,001 to    over
Fund                               None $1 to $10k    $50k      $100k       $500k    $1 million  $1 million
----                               ---- ---------- ---------- ---------- ----------- ----------- ----------

iShares MSCI Kokusai Index Fund...  X

Codes of Ethics. The Trust, BGFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent for the Fund. State Street's principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to an Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting services and financial reporting for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as transfer agent for the Fund's authorized and issued shares of beneficial interest and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee.

Distributor. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the Statement of Additional Information to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under Securities Exchange Act of 1934, as amended (the "1934 Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent Trustees or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Units of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC Participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

Index Provider. The Fund is based upon a particular index compiled by MSCI. MSCI is not affiliated with the Fund or with BGI or BGI's affiliates. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with BGI, which in turn has a licensing agreement with MSCI. BGI has provided the applicable sub-licenses to the Funds without charge.

Brokerage Transactions

BGFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BGFA manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BGFA may deal, trade and invest for its own account in the types of securities in which the Fund may invest. BGFA may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover rates may vary from period to period and high commission rates may result in comparatively greater brokerage expenses.

Additional Information Concerning the Trust

Shares. The Trust currently is comprised of over 120 funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional iShares funds.

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund, or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights for the Board. Under Delaware law Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund's shares, a holder of shares may be a "control person" of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 24, 2008, the Board of Trustees may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more Funds commencing operations after September 24, 2008 (each a "New Fund") to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions (collectively "merge") with, to or into another New Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of a fund and beneficial owners of 10% of the shares of a fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC's rules promulgated thereunder. Beneficial owners and insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or the Fund. The Trust or the Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Fund. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange ("NYSE"), the American Stock Exchange and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name", and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

Creation. The Trust issues and sells shares of the Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" with respect to the Fund is any day on which the Listing Exchange is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays (as observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of the Fund generally consists of a cash portion and the in-kind deposit of a designated portfolio of equity securities (the "Deposit"), which constitutes an optimized representation of the securities of the Fund's Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities, the cash component and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

The Cash Component serves to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation
Unit) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant (as described below).

BGFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of shares (subject to possible amendments or corrections) of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes pursuant to changes in the composition of the Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Underlying Index.

The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust also reserves the right to permit or require a "cash in lieu" amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of the Fund, an entity must be:
(i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC or
(ii) a DTC Participant (see the Book-Entry Only System section), and must have executed an agreement with the Distributor with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party and DTC Participant who has executed a Participant Agreement are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create shares must be placed for one or more Creation Units. Orders to create Creation Units of the Fund cannot be placed through the Clearing Process. All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the Listing Exchange ("Closing Time") (ordinarily 4:00 p.m., Eastern time) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is received in proper form is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order, (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the Fund may have to be placed by the investor's broker through an Authorized Participant ("Participant Agreement"). In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and, to the extent needed, only a small number of such Authorized Participants may have international capabilities.

Those placing orders for Creation Units of the Fund should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the Closing Time. Investors should also be aware that the Authorized Participant may require orders for Creation Units placed with it to be in form different from the form may not be the same as the form of purchase order, specified by the Trust, that the Authorized Participant must deliver to the Distributor.

Placement of Creation Orders. Fund Deposits in connection with the Fund will not be made either through the Clearing Process or through DTC. Instead State Street shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Units must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the Closing Time on any relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Units.

To the extent contemplated by the applicable Participant Agreement, Creation Units of the Fund will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 110%, which BGFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares disseminated through the facilities of the NSCC for that date by BGFA, as described above;
(iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of Beneficial Owners or (vii) circumstances outside the control of the Trust, State Street, the Distributor or BGFA would make it impossible or impracticable to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC, State Street, the sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of such order. The Trust, State Street, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. A purchase transaction fee is imposed for the transfer and other transaction costs of the Fund associated with the issuance of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the standard and maximum creation transaction fees for the Fund:

                                             Standard Creation Maximum Creation
                                             Transaction Fee*  Transaction Fee
                                             ----------------- ----------------
iShares MSCI Kokusai Index Fund                   $15,000          $60,000*
--------
* If a Creation Unit is purchased outside the usual process through the NSCC or for cash, a variable fee will be charged up to four times the standard creation or redemption transaction fee.

Notwithstanding the above, effective for orders received after the Closing Time on June 30, 2008 through the Closing Time on December 31, 2008, the Fund's standard creation transaction fee will be waived on all orders to purchase Creation Units of the Fund.

Redemption of Shares in Creation Units. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through State Street and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit by an investor who wishes to redeem a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

BGFA, through the NSCC and the Distributor, makes available immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (such difference, the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater then the NAV of the shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemptions of shares will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities, may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming Beneficial Owner that is not a "qualified institutional buyer", as such term is defined under Rule 144A of the 1933 Act. An Authorized Participant may request a redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted;
(iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Placement of Redemption Orders. Orders to redeem Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement. An order to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days after the Transmittal Date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than three Business Days after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

In connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund's Transfer Agent, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds, having a value (marked to market daily) at least equal to 110%, which BGFA may change from time to time, of the value of the missing Deposit Securities.

Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date and shall be held by State Street and marked to market daily, and the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Participant Agreement permits the Trust, on behalf of the affected Fund, to acquire the Deposit Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to State Street by a DTC Participant not later than Closing Time on the Transmittal Date and the requisite number of shares of the Fund are delivered to State Street prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. If, however, a redemption order is submitted to State Street by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to State Street by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion redeem such shares in cash and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Because the Portfolio Securities of the Fund may trade on the relevant exchange(s) on days that the Listing Exchange for the Foreign Fund is closed or are otherwise not Business Days for the Fund, investors may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Listing Exchange for the Fund, on days when the NAV of the Fund could be significantly affected by events in relevant foreign markets.

                                         Standard Redemption Maximum Redemption
                                          Transaction Fee*    Transaction Fee
                                         ------------------- ------------------
iShares MSCI Kokusai Index Fund                $15,000            $60,000*
--------
* If a Creation Unit is redeemed outside the usual process through the NSCC or for cash, a variable fee will be charged up to four times the standard creation or redemption transaction fee.

Regular Holidays. The Fund generally intends to effect deliveries of Creation Units and Portfolio Securities. The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar year 2008 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

Australia
---------
Jan. 1               March 21           May 19             Aug. 13
Jan. 28              March 24           June 2             Oct. 6
March 3              April 25           June 9             Nov. 4
March 10             May 5              Aug. 4             Dec. 25
                                                           Dec. 26

Austria
-------
Jan. 1               May 12             Dec. 24
March 21             May 22             Dec. 25
March 24             Aug. 15            Dec. 26
May 1                Dec. 8             Dec. 31

Belgium
-------
Jan. 1               May 2              Nov. 11
March 21             May 17             Dec. 25
March 24             July 21            Dec. 26
May 1                Aug. 15            Dec. 31

Canada
------
Jan. 1               May 21             Sept. 3            Dec. 26
Jan. 2               June 25            Oct. 8
Feb. 19              July 2             Nov. 12
April 6              Aug. 6             Dec. 25

Denmark
-------
Jan. 1               April 18           Dec. 24
March 20             May 1              Dec. 25
March 21             May 12             Dec. 26
March 24             June 5             Dec. 31

Finland
-------
Jan. 1               June 20            Dec. 31
March 21             Dec. 24
March 24             Dec. 25
May 1                Dec. 26

France
------
Jan. 1               May 8              Dec. 25
March 21             June 14            Dec. 26

March 24             Aug. 15
May 1                Nov. 11

Germany
-------
Jan. 1               May 1              Oct. 3             Dec. 31
Feb. 4               May 12             Dec. 24
March 21             May 22             Dec. 25
March 24             Aug. 15            Dec. 26

Greece
------
Jan. 1               March 25           June 16            Dec. 26
March 10             April 25           Aug. 15
March 21             April 18           Oct. 28
March 24             May 1              Dec. 25

Hong Kong
---------
Jan. 1               March 24           July 1             Dec. 25
Feb. 6               April 4            Sept. 15           Dec. 26
Feb. 7               May 1              Oct. 1             Dec. 31
Feb. 8               May 12             Oct. 7
March 21             June 9             Dec. 24

Ireland
-------
Jan. 1               May 1              Oct. 27            Dec. 29
March 17             May 5              Dec. 24
March 21             June 2             Dec. 25
March 24             Aug. 4             Dec. 26

Italy
-----
Jan. 1               June 2             Dec. 25
March 21             Aug. 15            Dec. 26
April 25             Dec. 8             Dec. 31
May 1                Dec. 24

Netherlands
-----------
Jan. 1               May 1
March 21             May 12
March 24             Dec. 25
April 30             Dec. 26

New Zealand
-----------
Jan. 1               Feb. 6             June 2
Jan. 2               March 21           Oct. 27
Jan. 21              March 24           Dec. 25
Jan. 28              April 25           Dec. 26

Norway
------
Jan. 1               May 1              Dec. 26
March 20             May 12             Dec. 31
March 21             Dec. 24
March 24             Dec. 25

Portugal
--------
Jan. 1               April 25           June 13            Dec. 25
Feb. 5               May 1              Dec. 1             Dec. 26
March 21             May 22             Dec. 8
March 24             June 10            Dec. 24

Singapore
---------
Jan. 1               May 1              Oct. 1             Dec. 17

Feb. 7               May 19             Oct. 27            Dec. 25
Feb. 8               May 20             Oct. 28
March 21             Aug. 9             Dec. 8

Spain
-----
Jan. 1               March 24           July 25            Dec. 26
Jan. 7               May 1              Aug. 15
March 20             May 2              Dec. 8
March 21             May 15             Dec. 25

Sweden
------
Jan. 1               June 6             Dec. 26
March 21             June 20            Dec. 31
March 24             Dec. 24
May 1                Dec. 25

Switzerland
-----------
Jan. 1               March 24           Aug. 1             Dec. 24
Jan. 2               May 1              Aug. 15            Dec. 25
March 19             May 12             Sept. 11           Dec. 26
March 21             May 22             Dec. 8             Dec. 31

United Kingdom
--------------
Jan. 1               May 26
March 21             Aug. 25
March 24             Dec. 25
May 5                Dec. 26

United States
-------------
Jan. 1               May 26             Nov. 11
Jan. 21              July 4             Nov. 27
Feb. 18              Sept. 1            Dec. 25
March 21             Oct. 13

Redemption. The longest redemption cycle for the iShares MSCI Kokusai Index Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Fund. In the calendar year 2008, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for the iShares MSCI Kokusai Index Fund as follows:

                                             Redemption
                          Redemption         Settlement
       Country           Request Date          Date(R)       Settlement Period
       -------         -----------------  -----------------  -----------------
       Denmark              3/17/08            3/25/08               8
                            3/18/08            3/26/08               8
                            3/19/08            3/27/08               8

       Finland              3/17/08            3/25/08               8
                            3/18/08            3/26/08               8
                            3/19/08            3/27/08               8

       Norway               3/17/08            3/25/08               8
                            3/18/08            3/26/08               8
                            3/19/08            3/27/08               8

       Sweden               3/17/08            3/25/08               8
                            3/18/08            3/26/08               8
                            3/19/08            3/27/08               8

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The redemption transaction fees for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the standard and maximum redemption transaction fees for the Fund:

Taxes

Regulated Investment Company Qualifications. The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (i.e., a partnership that is traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditional mutual fund income); and (ii) at the close of each quarter of the company's taxable year, (a) at least 50% of the market value of the Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer, of two or more issuers that are controlled by the Fund (within the meaning of Section 851(c)(2) of the IRC, and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other RICs) or the securities of one or more qualified publicly traded partnerships. The Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of RICs. As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the fund will be subject to federal income taxation to the extent any such income or gains are not distributed. Moreover, if the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Taxation of Certain Derivatives. The Fund's transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the 12 months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Federal Tax Treatment of Complex Securities. The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The Fund is required, for U.S. federal income tax purposes, to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based investments required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, option contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered qualifying income for purposes of the 90% requirement for the Fund to qualify as a RIC.

The Fund intends to distribute to shareholders annually any net capital gains that have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

Taxation of U.S. Shareholders. Dividends and other distributions by the Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who
(a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period; or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Back-Up Withholding. In certain cases, the Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number, (2) is subject to back-up withholding by the IRS; (3) has failed to certify to the Fund that such shareholder is not subject to back-up withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Sections 351 and 362. The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the IRC, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund's basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Qualified Dividend Income. Distributions by the Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations but generally not U.S. REITs and certain foreign corporations (e.g., foreign corporations which are not "passive foreign investment companies" and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). A dividend from the Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder or, in the case of certain preferred stock, the holding period requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the IRC. Dividends received by the fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains.

Corporate Dividends Received Deduction. The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

Excess Inclusion Income. Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders, such excess inclusion income may (1) constitute taxable income, as "unrelated business taxable income" for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the IRC are Fund shareholders.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly-acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of funds.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A distribution from the Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT and if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations. A distribution paid prior to 2008 attributable to the Fund's sale of a REIT or other U.S. real property holding corporation will also be treated as real property gain if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. Restrictions apply regarding wash sales and substitute payment transactions.

Reporting. If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements

Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.

Miscellaneous Information

Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.

Shareholder Communication to the Board. Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, PA 19456. The Board has established a process for shareholders to communicate with the Boards. Shareholders may contact the Board by mail. Correspondence should be addressed to: iShares Board of Trustees, c/o Barclays Global Investors, N.A. Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

BGI-SAI-20-1008
iShares(R) Trust

Statement of Additional Information

Dated November 9, 2007 (as revised October 30, 2008)

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus (the "Prospectus") for the following fund of iShares Trust (the "Trust"), as such Prospectus may be revised or supplemented from time to time:

iShares FTSE Developed Small Cap ex-North America Index Fund (the "Fund")

The Prospectus for the Fund listed above is dated November 9, 2007. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. (the "Distributor"), at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com. iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                                                                Page
                                                                ----
           General Description of the Trust and the Fund.......  1

           Exchange Listing and Trading........................  1

           Investment Strategies and Risks.....................  2

              Diversification Status...........................  2

              Lending Portfolio Securities.....................  2

              Repurchase Agreements............................  3

              Reverse Repurchase Agreements....................  3

              Currency Transactions............................  3

              Foreign Securities...............................  3

              Short-Term Instruments and Temporary Investments.  4

              Securities of Investment Companies and REITs.....  4

              Illiquid Securities..............................  4

              Futures and Options..............................  4

              Options on Futures Contracts.....................  5

              Swap Agreements..................................  5

              Tracking Stocks..................................  5

              Future Developments..............................  6

           General Considerations and Risks....................  6

              Risks of Derivatives.............................  6

              Risks of Equity Securities.......................  6

              Risks of Futures and Options Transactions........  6

              Risks of Investing in Non-U.S. Equity Securities.  7

              Risks of Swap Agreements.........................  7

     Proxy Voting Policy..............................................  7

     Portfolio Holdings Information...................................  8

     Construction and Maintenance Standards for the Underlying Index..  9

        The FTSE Developed Small Cap ex-North America Index...........  9

     Investment Limitations........................................... 10

     Continuous Offering.............................................. 11

     Management....................................................... 11

        Trustees and Officers......................................... 11

        Committees of the Board of Trustees........................... 16

        Remuneration of Trustees...................................... 17

        Investment Adviser............................................ 18

        Portfolio Managers............................................ 18

        Codes of Ethics............................................... 20

        Administrator, Custodian and Transfer Agent................... 20

        Distributor................................................... 21

        Index Provider................................................ 21

     Brokerage Transactions........................................... 21

     Additional Information Concerning the Trust...................... 22

        Shares........................................................ 22

        Termination of the Trust or the Fund.......................... 22

        DTC Acts as Securities Depository for the Shares of the Trust. 22

     Creation and Redemption of Creation Unit Aggregations............ 23

        Creation...................................................... 23

        Fund Deposit.................................................. 23


   Procedures for Creation of Creation Unit Aggregations.......................... 24

   Placement of Creation Orders for Domestic Funds Using the Clearing Process..... 25

   Placement of Creation Orders for Domestic Funds Outside the Clearing Process... 25

   Acceptance of Orders for Creation Unit Aggregations............................ 26

   Creation Transaction Fee....................................................... 26

   Redemption of Shares in Creation Unit Aggregations............................. 26

   Redemption Transaction Fee..................................................... 27

   Placement of Redemption Orders for Domestic Funds Using the Clearing Process... 27

   Placement of Redemption Orders for Domestic Funds Outside the Clearing Process. 27

Taxes............................................................................. 28

   Regulated Investment Company Qualifications.................................... 28

   Taxation of RICs............................................................... 28

   Excise Tax..................................................................... 28

   Taxation of U.S. Shareholders.................................................. 29

   Back-Up Withholding............................................................ 30

   Sections 351 and 362........................................................... 30

   Qualified Dividend Income...................................................... 30

   Corporate Dividends Received Deduction......................................... 30

   Net Capital Loss Carryforwards................................................. 31

   Excess Inclusion Income Sales of Shares........................................ 31

   Foreign Investments............................................................ 31

   Passive Foreign Investment Companies........................................... 31

   Federal Tax Treatment of Complex Securities.................................... 31


                Sales of Shares............................... 33

                Other Taxes................................... 33

                Taxation of Non-U.S. Shareholders............. 33

                Reporting..................................... 34

             Financial Statements............................. 34

             Miscellaneous Information........................ 34

                Counsel....................................... 34

                Independent Registered Public Accounting Firm. 34

                Shareholder Communication to the Board........ 34

General Description of the Trust and the Fund

The Trust currently consists of over 120 investment portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the "Securities Act"). This SAI relates solely to the iShares FTSE Developed Small Cap ex-North America Index Fund.

The investment objective of the Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (the "Underlying Index") representing publicly-traded equity securities of companies in a particular broad market, market segment, market sector or group of industries. The Fund is managed by Barclays Global Fund Advisors ("BGFA" or the "Investment Adviser"), a subsidiary of BGI.

The Fund offers and issues shares at their net asset value per share ("NAV") only in aggregations of a specified number of shares (each, a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The shares of the Fund are listed and traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), a national securities exchange. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units typically are a specified number of shares, generally 200,000 or multiples thereof.

The Trust reserves the right to offer a "cash" option for creations and redemptions of shares although it has no current intention of doing so. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 105%, which BGFA may change from time to time, of the market value of the missing Deposit Securities. See the Creation and Redemption of Creation Unit Aggregations section of this SAI. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Shareholder Information section of the Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of the Fund are listed on the NASDAQ (the "Listing Exchange") and traded throughout the day on the Listing Exchange and other secondary markets. There can be no assurance that the requirements of a Listing Exchange necessary to maintain the listing of shares of the Fund will continue to be met. Although listing requirements may vary among exchanges, the Listing Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index on which the Fund is based is no longer calculated or available; (iii) the "indicative optimized portfolio value" ("IOPV") of the Fund is no longer calculated or available; or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Fund, the Listing Exchange disseminates every 15 seconds through the facilities of the Consolidated Tape Association an updated IOPV for the Fund as calculated by an information provider or market data vendors. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a Cash Component. The equity securities values included in an IOPV are the values of the Deposit Securities for the Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit Aggregation, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time, because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, the Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real time update of the Fund's NAV, which is calculated only once a day.

In addition to the equity component described in the preceding paragraph, the IOPV for the Fund includes a Cash Component consisting of estimated accrued dividend and other income, less expenses.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

Investment Strategies and Risks

The Fund seeks to achieve its objective by investing primarily in securities issued by companies that comprise the relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. The Fund operates as an index fund and will not be actively managed. The adverse performance of a security in the Fund's portfolio will ordinarily not result in the elimination of the security from the Fund's portfolio.

The Fund engages in "representative sampling," which is investing in a representative sample of securities in the Underlying Index, selected by BGFA to have a similar investment profile as the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the relevant Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are included in the relevant Underlying Index.

Diversification Status. The Fund is a non-diversified fund. A "non-diversified" classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the Underlying Index of the Fund and, consequently, the Fund's investment portfolio. This may adversely affect the Fund's performance or subject the Fund's shares to greater price volatility than that experienced by more diversified investment companies.

In addition, the securities of issuers in particular industries may dominate the relevant Underlying Index of the Fund and consequently the Fund's investment portfolio. This may adversely affect the Fund's performance or subject the Fund's shares to greater price volatility than that experienced by less concentrated investment companies.

The Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Registered Investment Company ("RIC") for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "IRC"), and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the IRC may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objectives.

Lending Portfolio Securities. The Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the fund if, as a result, the aggregate value of all securities loans of the Fund exceed one-third of the value of the Fund's total assets (including the value of the collateral received). The Fund may terminate a loan at any time and obtain the return of the securities loaned. The Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, including those managed by BGFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the "Board" or the "Trustees"). BGI acts as securities lending agent for the Fund subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked to market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Fund will only engage in repurchase agreements with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The Fund's exposure to reverse repurchase agreements will be covered by securities having a value equal to or greater than such commitments. The Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. The Fund does not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's assets that are denominated in a foreign currency. The Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BGFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of the Fund's return with the performance of the Underlying Index and may lower the Fund's return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, the Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Foreign Securities. The Fund may purchase publicly traded common stocks of foreign corporations. The Fund's investment in the common stocks of foreign corporations represented in the Underlying Index may also be in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs" and together with ADRs and GDRs, "Depositary Receipts"). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

To the extent the Fund invests in ADRs, such ADRs will be listed on a national securities exchange or the NASDAQ, and to the extent the Fund invests in GDRs or EDRs, such GDRs and EDRs will be listed on a foreign exchange. The Fund will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BGFA deems to be illiquid or for which pricing information is not readily available. In addition, all Depositary Receipts generally must be sponsored, however the Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow on international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Short-Term Instruments and Temporary Investments. The Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to:
(i) shares of money market funds (including those advised by BGFA or its affiliates); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises);
(iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1" by Standard & Poors Rating Service, a division of The McGraw-Hill Companies, Inc. ("S&P"), or if unrated, of comparable quality as determined by BGFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

BGFA received an exemptive order from the SEC that permits the funds it manages, including the Fund, to invest in shares of money market funds advised by BGFA.

Securities of Investment Companies and REITs. The Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts ("REITs") to the extent allowed by law. Under the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund's total assets with respect to any one investment company; and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, the Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above. Other investment companies in which the Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange. The Fund will not use futures or options for speculative purposes. The Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. The Fund may enter into futures contracts to purchase security indexes when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be maintained to the extent required by law.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by the Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to "track" the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company's common stock.

Future Developments. The Board may, in the future, authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks

A discussion of some of the risks associated with an investment in the Fund is contained in the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value common stocks in general, and other factors that affect the market.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Equity Securities. An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general, and other factors that affect the market. An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of the Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Underlying Index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Investing in Non-U.S. Equity Securities. An investment in the Fund involves risks similar to those of investing in a broad-based portfolios of equity securities traded on exchanges in the respective countries covered by the Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in the Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lesser levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

Proxy Voting Policy

The Trust has adopted as its proxy voting policies for the Fund the proxy voting guidelines of BGFA, the investment adviser to the Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by the Fund. The remainder of this section discusses the Fund's proxy voting guidelines and BGFA's role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for the Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of the Fund. In some cases, BGFA may determine that it is in the best economic interests of the Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of the Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates, or the Distributor or the Distributor's affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

    . The Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

    . The Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

    . The Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and the Fund, the Fund's affiliates (if any), BGFA or BGFA's affiliates, or the Distributor or the Distributor's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.

Information with respect to how BGFA voted Fund proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Fund's website at www.iShares.com: and (ii) on the SEC's website at www.sec.gov.

Portfolio Holdings Information

The Trust's Board has adopted a policy regarding the disclosure of the Fund's portfolio holdings information that requires that such information be disclosed in a manner that: (a) is consistent with applicable legal requirements and in the best interests of the Fund's respective shareholders; (b) does not put the interests of BGFA, the Distributor, or any affiliated person of the Fund, BGFA or the Distributor, above those of Fund shareholders; (c) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and discussed below; and (d) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities" referred to in sub-section (c) above are generally limited to National Securities Clearing Corporation ("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors (known as "Authorized Participants") that have been authorized by the Distributor to purchase and redeem large blocks of shares (known as "Creation Units" or a Creation Unit Aggregation) pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Fund offers and redeems its shares ("iShares Exemptive Orders"), and other institutional market participants and entities that provide information services.

Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Fund in the secondary market. This information typically reflects the Fund's anticipated holdings on the following business day.

Daily access to information concerning the Fund's portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of BGFA and other service providers, such as the Fund's distributor, administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Fund, and the terms of the Fund's current registration statement. In addition, the Fund will disclose its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, but as often as each day the Fund is open. Information about this disclosure is available at www.iShares.com.

From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Fund, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Fund in the ordinary course of business after it has been disseminated to the NSCC.

The Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on the Fund's fiscal year, within 70 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder. The Fund, however, may voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties in a contemporaneous manner.

The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Trust's Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance Standards for the Underlying Index

A brief description of the Underlying Index on which the Fund is based is provided below.

FTSE Developed Small Cap ex-North America Index

Number of Components: approximately 550

Index Description. The FTSE Developed Small Cap ex-North America Index is market capitalization weighted and represents the developed stock markets outside of North America. Currently, the Underlying Index includes publicly available securities issued by companies listed in the following geographic regions: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of the close of business on September 30, 2007, the Index had a total market capitalization of approximately $1.8 trillion. The Index is calculated with dividends reinvested.

Index Criteria & Methodology. Small-cap equity securities issued outside of North America are generally eligible for the Underlying Index. Exchange traded funds and open-end mutual fund companies, whose share price is a direct derivation of the values of underlying holdings, are excluded. Equity securities listed on a stock exchange or market recognized by FTSE are eligible for inclusion, however, preferred stocks, hybrid securities, and other similar securities are excluded by FTSE. In determining country allocations, FTSE will normally allocate a company to the country in which it is incorporated and listed at the time of the company's listing. However, FTSE reserves the right to defer or change an allocation decision. Eligible securities are required to meet liquidity measures determined by FTSE, including minimum trading volumes and overall and free-float market capitalization amounts.

Index Maintenance and Issue Changes. Regional FTSE Committees are responsible for undertaking the review of the FTSE Global Small Cap Index (of which the Underlying Index is a Subset) and for approving changes in constituents in the applicable region.

Index Availability. The Underlying Index is calculated in real-time and generally published throughout the business day, and distributed primarily through international data vendors. Daily values are also made available to major newspapers and can be found at the FTSE website. The Underlying Index generally uses real-time trade prices for securities and currency spot rates. The Underlying Index is not calculated on January 1 or December 25.

Currency and Exchange Rates. The Underlying Index is published and calculated using trading values (real-time throughout the day, and closing values at the end of the day) and WM/Reuters Closing Spot Rates for currency values.

Investment Limitations

The Board has adopted as non-fundamental policies, the investment objective of the Fund. Therefore, the Fund may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies the Fund's investment restrictions numbered one through six below. The restrictions for the Fund cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of outstanding voting securities.

The Fund will not:

1. Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in
   (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent the Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with the Fund's investment objective and policies).

6. Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund, as non-fundamental policy, will not invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of the Fund's net assets to be invested in illiquid securities.

For purposes of the percentage limitation on the Fund's investments in illiquid securities, foreign equity securities, though not registered under the Securities Act, are not deemed illiquid with respect to the Fund if they are otherwise readily marketable. Such securities ordinarily are considered to be "readily marketable" if they are traded on an exchange or another organized market and are not legally restricted from sale by the Fund. BGFA monitors the liquidity of restricted securities in the Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:

    .  The frequency of trades and quotes for the security;

    . The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

    .  Dealer undertakings to make a market in the security; and

    . The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

The Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund's Underlying Index and in ADRs based on securities in the Underlying Index. The Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Management

Trustees and Officers. The Board has responsibility for the overall management and operations of the Fund, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

iShares Trust, iShares, Inc., Master Investment Portfolio ("MIP"), Barclays Global Investors Funds ("BGIF") and Barclays Foundry Investment Trust ("BFIT"), each an open-end management investment company registered under the 1940 Act, are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 146 Funds within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for MIP, BGIF and BFIT and, as a result, oversees an additional 24 portfolios within the fund complex. The address of each Trustee and Officer, unless otherwise indicated, is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, CA 94105. The Board has designated George G.C. Parker as its Lead Independent Trustee.

                                                    Principal Occupation(s)   Other Directorships Held
Name (Year of Birth)              Position          During the Past 5 Years      by Trustee/Officer
------------------------  ------------------------  ------------------------  ------------------------
Interested Trustees

*Lee T. Kranefuss (1961)  Trustee and Chairman      Chief Executive Officer,  Director (since 2003) of
                          (since 2003)              iShares                   iShares, Inc.; Trustee
                                                    Intermediary/Index and    (since 2001) of BGIF and
                                                    Markets Group of BGI      MIP; Trustee (since
                                                    (since 2005) Chief        2007) of BFIT; Director
                                                    Executive Officer of the  (since 2003) of BGI
                                                    Intermediary Investor     Cayman Prime Money
                                                    and Exchange Traded       Market Fund, Ltd.
                                                    Products Business of BGI
                                                    (2003-2005); Director of
                                                    BGFA (since 2005);
                                                    Director, President and
                                                    Chief Executive Officer
                                                    of Barclays Global
                                                    Investors International,
                                                    Inc. (since 2005);
                                                    Director, Chairman and
                                                    Chief Executive Officer
                                                    of Barclays Global
                                                    Investors Services
                                                    (since 2005); Chief
                                                    Executive Officer of the
                                                    Individual Investor
                                                    Business of BGI
                                                    (1999-2003).

*John E. Martinez (1962)  Trustee (since 2003)      Co-Chief Executive        Director (since 2003) of
                                                    Officer of Global Index   iShares, Inc.; Director
                                                    and Markets Group of BGI  (since 2005) of Real
                                                    (2001-2003); Chairman of  Estate Equity Exchange.
                                                    Barclays Global
                                                    Investors Services
                                                    (2000-2003).

--------
* Lee T. Kranefuss and John E. Martinez are deemed to be "interested persons" (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Fund's investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

                                                    Principal Occupation(s)   Other Directorships Held
Name (Year of Birth)              Position          During the Past 5 Years      by Trustee/Officer
------------------------- ------------------------  ------------------------  ------------------------
Independent Trustees

George G.C. Parker (1939) Trustee (since            Dean Witter               Director (since 2002) of
                          2000); Lead Independent   Distinguished Professor   iShares, Inc.; Director
                          Trustee                   of Finance, Emeritus,     (since 1996) of
                          (since 2006)              (since 1994) Stanford     Continental Airlines,
                                                    University: Graduate      Inc.; Director (since
                                                    School of Business.       1995) of Community First
                                                                              Financial Group;
                                                                              Director (since 1999) of
                                                                              Tejon Ranch Company;
                                                                              Director (since 2004) of
                                                                              Threshold
                                                                              Pharmaceuticals;
                                                                              Director (since 2007) of
                                                                              NETGEAR, Inc.

Cecilia H. Herbert (1949) Trustee (since 2005)      Member of Finance         Director (since 2005) of
                                                    Council (1999-2006) and   iShares, Inc.
                                                    Chair of Investment
                                                    Committee (1994-2005),
                                                    Archdiocese of San
                                                    Francisco; Director
                                                    (since 1998) and
                                                    President (since 2007)
                                                    of the Board of
                                                    Directors, Catholic
                                                    Charities CYO; Trustee
                                                    (2004-2005) of Pacific
                                                    Select Funds; Trustee
                                                    (1992-2003) of the
                                                    Montgomery Funds;
                                                    Trustee (since 2005) and
                                                    Chair of Finance and
                                                    Investment Committees
                                                    (since 2006) of the
                                                    Thacher School.

Charles A. Hurty (1943)   Trustee (since 2005)      Retired; Partner, KPMG,   Director (since 2005) of
                                                    LLP (1968-2001).          iShares, Inc.; Director
                                                                              (since 2002) of GMAM
                                                                              Absolute Return Strategy
                                                                              Fund (1 portfolio);
                                                                              Director (since 2002) of
                                                                              Citigroup Alternative
                                                                              Investments
                                                                              Multi-Adviser Hedge Fund
                                                                              Portfolios LLC (1
                                                                              portfolio); Director
                                                                              (since 2005) of CSFB
                                                                              Alternative Investments
                                                                              Fund (6 portfolios).

John E. Kerrigan (1955)   Trustee (since 2005)      Chief Investment          Director (since 2005) of
                                                    Officer, Santa Clara      iShares, Inc.; Member
                                                    University (since 2002);  (since 2004) of Advisory
                                                    Managing Director,        Council for Common fund
                                                    Merrill Lynch             Distressed Debt Partners
                                                    (1994-2002).              II.


Robert H. Silver (1955)   Trustee (since March      President and Co-Founder  Director (since March
                          2007)                     of The Bravitas Group,    2007) of iShares, Inc.;
                                                    Inc. (since 2006);        Director and Member of
                                                    Member, Non-Investor      the Audit and
                                                    Advisory Board of Russia  Compensation Committee
                                                    Partners II, LP (since    of EPAM Systems, Inc.
                                                    2006); President and      (since 2006).
                                                    Chief Operating Officer
                                                    (2003-2005) and Director
                                                    (1999-2005) of UBS
                                                    Financial Services,
                                                    Inc.; President and
                                                    Chief Executive Officer
                                                    of UBS Services USA, LLC
                                                    (1999-2005); Managing
                                                    Director, UBS America,
                                                    Inc. (2000-2005);
                                                    Director and Vice
                                                    Chairman of the YMCA of
                                                    Greater NYC (since
                                                    2001); Broadway Producer
                                                    (since 2006).

                                                                       Principal Occupation(s) During the
Name (Year of Birth)            Position                                         Past 5 Years
-------------------------- -------------------- ---------------------------------------------------------------------------------
Officers

Michael A. Latham (1965)   President            Head of Americas iShares (since 2007); Chief Operating Officer of the
                           (since 2007)         Intermediary Investors and Exchange Traded Products Business of BGI (since
                                                2003-2007); Director of Mutual Fund Delivery in the U.S. Individual Investor
                                                Business of BGI (1999-2003).

Geoffrey D. Flynn (1956)   Treasurer and        Director, Mutual Fund Operations, BGI (since 2007); President, Van Kampen
                           Chief Financial      Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007);
                           Officer              President, Morgan Stanley Trust, FSB (2002-2007).
                           (since 2007)

Eilleen M. Clavere (1952)  Secretary            Head of Legal Administration--IIB, and BGI (since 2006); Legal Counsel and
                           (since 2007)         Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc.
                                                (2005-2006); Counsel, Kirkpatrick & Lockhart LLP (2001-2005).

Ira P. Shapiro (1963)      Vice President and   Associate General Counsel, BGI (since 2004); First Vice President, Merrill Lynch
                           Chief Legal Officer  Investment Managers (1993-2004).
                           (since 2007)

Amy Schioldager (1962)     Executive Vice       Head of U.S. Indexing, BGI (since 2006); Head of Domestic Equity Portfolio
                           President            Management, BGI (2001-2006).
                           (since 2007)

H. Michael Williams        Executive Vice       Head, Global Index and Markets Group, BGI (since January 2006); Global Head
  (1960)                   President            of Securities Lending, BGI (2002-2006).
                           (since 2007)

Patrick O'Connor (1967)    Vice President       Head of iShares Portfolio Management, BGI (since 2006); Senior Portfolio
                           (since 2007)         Manager, BGI (since 1999).

Lee Sterne (1965)          Vice President       Senior Portfolio Manager, BGI (since 2004); Portfolio Manager, BGI (2001-
                           (since 2007)         2004).

Matt Tucker (1972)         Vice President       Head of U.S. Fixed Income Investment Solutions, BGI (since 2005); Fixed Income
                           (since 2007)         Investment Strategist, BGI (2003-2005); Fixed Income Portfolio Manager, BGI
                                                (1997-2003).

The following table sets forth, as of December 31, 2006, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust:

                                                                                                Aggregate Dollar Range of
                                                                                                Equity Securities in All
                                                                                                  Registered Investment
                                                                               Dollar Range of    Companies Overseen By
                                                                              Equity Securities   Trustee in Family of
Name of Trustee                             Name of iShares Index Fund           in the Fund      Investment Companies
-------------------------------------  -------------------------------------  ----------------- -------------------------
Lee T. Kranefuss                       iShares Lehman 1-3 Year Treasury Bond  $50,001-$100,000        Over $100,000
                                       iShares Russell 3000                    Over $100,000
                                       iShares iBoxx $ Investment Grade
                                       Corporate Bond                         $10,001-$50,000
                                       iShares Dow Jones Select Dividend      $10,001-$50,000

John E. Martinez                       iShares MSCI EAFE                       Over $100,000          Over $100,000
                                       iShares Russell 1000                    Over $100,000
                                       iShares Russell 1000 Value              Over $100,000
                                       iShares Russell 2000                    Over $100,000
                                       iShares S&P 500                         Over $100,000

George G.C. Parker                     iShares Dow Jones Select Dividend       Over $100,000          Over $100,000
                                       iShares FTSE/Xinhua China 25            Over $100,000
                                       iShares iBoxx $ Investment Grade
                                       Corporate Bond                          Over $100,000
                                       iShares Lehman 1-3 Year Treasury Bond     $1-$10,000
                                       iShares MSCI EAFE                       Over $100,000
                                       iShares MSCI Emerging Markets           Over $100,000
                                       iShares MSCI Mexico                     Over $100,000
                                       iShares Russell 1000 Value              Over $100,000
                                       iShares Russell 2000                   $50,001-$100,000
                                       iShares Russell 2000 Value              Over $100,000
                                       iShares S&P 100                         Over $100,000
                                       iShares S&P 500                         Over $100,000

                                                                      Aggregate Dollar Range of
                                                                      Equity Securities in All
                                                                       Registered Investment
                                                   Dollar Range of     Companies Overseen By
                                                   Equity Securities    Trustee in Family of
Name of Trustee      Name of iShares Index Fund      in the Fund        Investment Companies
---------------     ------------------------------ -----------------  -------------------------
                    iShares S&P 500 Growth         $10,001-$50,000
                    iShares S&P 500 Value           Over $100,000
                    iShares S&P Midcap 400 Value    Over $100,000
                    iShares S&P Global 100         $10,001-$50,000

Cecilia H. Herbert  iShares MSCI Hong Kong         $10,001-$50,000         Over $100,000
                    iShares MSCI Japan             $10,001-$50,000
                    iShares Dow Jones Consumer
                    Goods Sector                   $10,001-$50,000
                    iShares FTSE/Xinhua China
                    25                             $10,001-$50,000
                    iShares S&P 500                 Over $100,000

Charles A. Hurty    iShares S&P 500                $10,001-$50,000         Over $100,000
                    iShares FTSE/Xinhua China
                    25                             $10,001-$50,000
                    iShares Dow Jones Financial
                    Sector                         $10,001-$50,000
                    iShares Dow Jones U.S.
                    Energy Sector                  $10,001-$50,000
                    iShares Dow Jones U.S.
                    Technology Sector              $10,001-$50,000
                    iShares MSCI EAFE              $10,001-$50,000
                    iShares MSCI Japan             $10,001-$50,000

John E. Kerrigan    iShares Russell 1000            Over $100,000          Over $100,000
                    iShares MSCI Japan              Over $100,000
                    iShares MSCI Pacific ex-Japan   Over $100,000
                    iShares MSCI EAFE               Over $100,000

Robert H. Silver    iShares Russell 2000            Over $100,000          Over $100,000
                    iShares MSCI EAFE              $10,001-$50,000

As of December 31, 2006, none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust ("Independent Trustees") or their immediate family members owned beneficially or of record any securities of BGFA (the Fund's investment adviser), the Distributor or any person controlling, controlled by or under control with BGFA or the Distributor.

Committees of the Board of Trustees. Each Independent Trustee serves on the Audit Committee and Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust;
(ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement);
(iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee of the Trust met four times during the calendar year ended December 31, 2006.

The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and
(vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees and members or chairpersons of committees of the Board. The Nominating and Governance Committee is not required to consider nominees for the Board who are recommended by shareholders. However, individual shareholder nominees may be considered if the Nominating and Governance Committee deems it appropriate.

Prior to September 13, 2006, the Nominating and Governance Committee was known as the Nominating Committee. The Nominating and Governance Committee of the Trust met three times during the calendar year ended December 31, 2006.

Remuneration of Trustees. The Trust pays each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $75,000 for meetings of the Board attended by the Trustee; also the Trust pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. During the period January 1, 2006 through December 31, 2006, the Trust paid each Independent Trustee and John Martinez, an Interested Trustee, an annual fee of $60,000 for meetings of the Board attended by the Trustee; also the Trust paid Charles Hurty an annual fee of $12,500 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending Board and Committee meetings.

The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2006.

                                             Pension or
                             Aggregate       Retirement                             Total
                            Compensation Benefits Accrued As Estimated Annual    Compensation
                              from the      Part of Trust     Benefits Upon     From the Fund
Name of Interested Trustee     Trust          Expenses*        Retirement*    and Fund Complex**
--------------------------  ------------ ------------------- ---------------- ------------------
   Lee T. Kranefuss***.....   $     0      Not Applicable     Not Applicable       $      0
   John E. Martinez........   $60,000      Not Applicable     Not Applicable       $120,000

--------
* No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
** Includes compensation for service on the Board of Directors of iShares, Inc. ***Lee T. Kranefuss was not compensated by the Trust due to his employment with
   BGI during the time period reflected in the table.

The table below sets forth the compensation paid to each Independent Trustee for the calendar year ended December 31, 2006:

                                                 Pension or
                                 Aggregate       Retirement                             Total
                                Compensation Benefits Accrued As Estimated Annual    Compensation
                                  from the      Part of Trust     Benefits Upon     From the Fund
Name of Independent Trustee/3/     Trust          Expenses*        Retirement*    and Fund Complex**
-----------------------------   ------------ ------------------- ---------------- ------------------
    Richard K. Lyons/1/........   $50,869      Not Applicable     Not Applicable       $154,413***
    George G. C. Parker........   $85,000      Not Applicable     Not Applicable       $170,000
    W. Allen Reed/2/...........   $36,250      Not Applicable     Not Applicable       $ 72,500
    Charles A. Hurty...........   $66,250      Not Applicable     Not Applicable       $132,500
    John E. Kerrigan...........   $60,000      Not Applicable     Not Applicable       $120,000
    Cecilia H. Herbert.........   $60,000      Not Applicable     Not Applicable       $120,000

--------
* No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
** Includes compensation for service on the Board of Directors of iShares, Inc. ***Includes compensation as Trustee for BGIF and MIP, investment companies with
   24 Funds also advised by BGFA and/or for which BGFA provides administration services.
/1/  Served as Trustee through November 6, 2006.
/2/  Served as Trustee through June 30, 2006.
/3/ Compensation is not shown for Robert H. Silver because he was elected to serve as an Independent Trustee of the Trust effective March 9, 2007.

The Trustees and officers of the Trust do not own any outstanding shares of the Fund subject to this SAI as of the date hereof.

Investment Adviser. BGFA serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement between the Trust and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940. Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of the Fund, manages and administers the Trust and the investment of the Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Fund.

Under the Investment Advisory Agreement, BGFA is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense, and taxes, brokerage expenses, distribution fees or expenses and extraordinary expenses. For its investment management services to the Fund, BGFA is paid a management fee at the annual rates (as a percentage of such Fund's average net assets) of:

  iShares Index Fund                                            Management Fee
  ------------------                                            --------------
  iShares FTSE Developed Small Cap ex-North America Index Fund.      0.50%

The Investment Advisory Agreement with respect to the Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to the Fund is terminable without penalty, on 60-days' notice, by the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60-days notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the shares of the Trust, but (ii) would not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Fund or from purchasing shares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA, or its affiliates, would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA, or its affiliates, might offer to provide additional services.

BGFA and/or BGI may pay certain broker-dealers and intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. BGFA and/or BGI may also pay broker-dealers or intermediaries for certain printing, publishing and mailing costs associated with the Fund or materials relating to exchange traded products in general. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by BGFA and/or BGI from their own resources and not from the assets of the Fund.

Portfolio Managers. The individuals named as Portfolio Managers in the Prospectus are also primarily responsible for the day-to-day management of certain types of other iShares Funds and certain other portfolios and/or accounts, as indicated in the table below as of October 31, 2007:

Diane Hsiung

Types of Accounts                                                        Number   Total Assets
-----------------                                                        ------ ----------------
Registered Investment Companies.........................................  124   $311,024,000,000
Other Pooled Investment Vehicles........................................    1   $    235,000,000
Other Accounts..........................................................    5   $  1,365,000,000
Companies, Vehicles or Accounts with Incentive-Based Fee Arrangements...  N/A                N/A

Greg Savage

Types of Accounts                                                        Number   Total Assets
-----------------                                                        ------ ----------------
Registered Investment Companies.........................................  124   $311,024,000,000
Other Pooled Investment Vehicles........................................    1   $    235,000,000
Other Accounts..........................................................    6   $  1,365,000,000
Companies, Vehicles or Accounts with Incentive-Based Fee Arrangements...  N/A                N/A

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or iShares account to meet those objectives. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest that may result in the Portfolio Manager's favoring those portfolios or accounts with incentive-based fee arrangements.

The below table reflects, for each Portfolio Manager, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees for those portfolios or accounts are based on the performance of those portfolios or accounts, as of October 31, 2007:

Diane Hsiung

                                    Number of Other Accounts with Aggregate of
                                      Performance Fees Managed    Total Assets
                                    ----------------------------- ------------
Registered Investment Companies....              N/A                  N/A
Other Pooled Investment Vehicles...              N/A                  N/A
Other Accounts.....................              N/A                  N/A

Greg Savage

                                    Number of Other Accounts with Aggregate of
                                      Performance Fees Managed    Total Assets
                                    ----------------------------- ------------
Registered Investment Companies....              N/A                  N/A
Other Pooled Investment Vehicles...              N/A                  N/A
Other Accounts.....................              N/A                  N/A

As of July 31, 2007, with respect to all Funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers receive a salary and are eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including, but not limited to, the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager's business unit, and an assessment of the Portfolio Manager's individual performance. Each Portfolio Manager's salary and annual bonus are paid in cash. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees (within the meaning of ERISA section 401(a))" as so specified under the terms of BGI's Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.

Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under the CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award is not notionally invested, the original award amount is paid once vested.

A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

As of October 31, 2007, the Portfolio Managers beneficially owned shares of the Fund in the amounts reflected in the following table:

Diane Hsiung

                                                                                  Dollar Range
                                                   ---------------------------------------------------------------------------
                                                                      $10,001 to $50,001 to $100,001 to $500,001 to    over
Fund                                               None $1 to $10,000  $50,000    $100,000   $500,000   $1,000,000  $1,000,000
----                                               ---- ------------- ---------- ---------- ----------- ----------- ----------
iShares FTSE Developed Small Cap ex-North America
  Index Fund......................................  X

Greg Savage

                                                                                  Dollar Range
                                                   ---------------------------------------------------------------------------
                                                                      $10,001 to $50,001 to $100,001 to $500,001 to    over
Fund                                               None $1 to $10,000  $50,000    $100,000   $500,000   $1,000,000  $1,000,000
----                                               ---- ------------- ---------- ---------- ----------- ----------- ----------
iShares FTSE Developed Small Cap ex-North America
  Index Fund......................................  X

Codes of Ethics. The Trust, BGFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Fund. The Codes of Ethics are on public file with, and are available from, the SEC.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent for the Fund. State Street's principal address is 200 Clarendon Street, Boston, MA 02116. Under the Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax, accounting services and financial reporting for the maintenance and operations of the Trust and the Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Under the Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records, and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for the Fund. Also, under a Delegation Agreement, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as a transfer agent for the Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for the foregoing services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee.

Distributor. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below in the Creation and Redemption of Creation Units Aggregations section. Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60-days prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), DTC Participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

Index Provider. The Fund is based upon a particular index compiled by FTSE International Limited. FTSE is not affiliated with the Fund or with BGI or BGI's affiliates. The Fund is entitled to use its Underlying Index pursuant to a sub-licensing agreement with BGI, which in turn has a licensing agreement with the Index Provider. BGI has provided the applicable sub-licenses without charge to the Trust.

Brokerage Transactions

BGFA assumes general supervision over placing orders on behalf of the Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The Fund's purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BGFA manages or advises, and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Fund and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Fund and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Fund. BGFA may deal, trade and invest for its own account in the types of securities in which the Fund may invest. BGFA may, from time to time, effect trades on behalf of and for the account of the Fund with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

Additional Information Concerning the Trust

Shares. The Trust currently is comprised of over 120 Funds. The Trust issues shares of beneficial interest in the Fund, with no par value. The Board may designate additional iShares Funds.

Each share issued by the Fund has a pro rata interest in the assets of the Fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class except that, if the matter being voted on affects only a particular Fund, and, if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the Fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit Aggregation(s) of shares of the Fund and immediately prior to the commencement of trading in the Fund's shares, a holder of shares may be a "control person" of the Fund, as defined in the 1940 Act. The Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 24, 2008, the Board of Trustees may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more Funds commencing operations after September 24, 2008 (each a "New Fund") to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions (collectively "merge") with, to or into another New Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oak, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of the fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and Trustees of the fund and beneficial owners of 10% of the shares of the fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC's rules promulgated thereunder. Beneficial owners and insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or the Fund. The Trust or the Fund may be terminated by a majority vote of the Board or the affirmative vote of a super majority of the holders of the Trust or the Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit Aggregation. In the event of a termination of the Trust or the Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

Depository Trust Company ("DTC") Acts as Securities Depository for the Shares of the Trust. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, the American Stock Exchange and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Unit Aggregations

Creation. The Trust issues and sells shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" with respect to the Fund is any day the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Unit Aggregations of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (i.e., the Deposit Securities), which constitutes a substantial replication, or a portfolio sampling representation, of the securities involved in the Fund's Underlying Index and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit Aggregation) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

BGFA, through the National Securities Clearing Corporation ("NSCC") makes available on each Business Day, prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares (subject to possible amendments or corrections) of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of the Underlying Index.

The Trust reserves the right to permit or require the substitution of a "cash in lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below). The Trust also reserves the right to permit or require a "cash in lieu" amount where the delivery of the Deposit Security by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant who has executed a Participant Agreement that has been delivered to the Fund and accepted by the Distributor is referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All shares of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create shares must be placed for one or more Creation Unit Aggregations. Orders to create Creation Unit Aggregations of the Fund cannot be placed through the Clearing Process. All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the Listing Exchange ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of shares of the Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Unit Aggregations on behalf of an investor shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash), when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and, to the extent needed, only a small number of such Authorized Participants may have international capabilities.

Those placing orders for Creation Unit Aggregations of Domestic Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations of Domestic Funds that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Those placing orders for Creation Unit Aggregations of Foreign Funds should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the applicable Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

Placement of Creation Orders for Domestic Funds Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through Investors Bank to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders for Domestic Funds Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern Time, on the "Settlement Date." The Settlement Date is typically the third Business Day following the Transmittal Date. However, the Settlement Date for certain funds based on international indexes is typically the second Business Day following the Transmittal Date and the Fund reserves the right to settle transactions on a basis other than T+3. In certain cases Authorized Participants will create and redeem Creation Unit Aggregations of the Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street no later than 2:00 p.m., Eastern Time, on the Settlement Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and
(ii) all other procedures set forth in the Participant Agreement are properly followed. However, if State Street does not receive both the required Deposit Securities and the Cash Component by 2:00 p.m. Eastern Time on the Settlement Date, such order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.

An additional charge of up to three (3) times the normal transaction fee (for a total charge of up to four (4) times the normal transaction fee) may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. This charge is subject to a limit not to exceed 0.1% (10 basis points) of the value of one Creation Unit at the time of creation.

Creation Unit Aggregations of funds based on domestic indexes may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 105%, which BGFA may change from time to time, of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit") with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with State Street the appropriate amount of federal funds by 2:00 p.m., Eastern Time, on the date of requested settlement. If the Authorized Participant does not place its purchase order by the closing time or State Street does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with State Street, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 105%, which BGFA may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 2:00 p.m., Eastern time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by State Street or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created generally will occur no later than the Settlement Date.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by BGFA, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, State Street, the Distributor or BGFA makes it, for all practical purposes, impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC, State Street or sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit Aggregation of its rejection of the order of such person. The Trust, State Street, a sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fees. A purchase transaction fee is imposed for the transfer and other transaction costs of the Fund associated with the issuance of Creation Units of shares. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units of shares for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the standard and maximum creation transaction fees for the Fund:

                                                              Standard Creation Maximum Creation
Name of Fund                                                  Transaction Fee*  Transaction Fee*
------------                                                  ----------------- ----------------
iShares FTSE Developed Small Cap ex-North America Index Fund.      $3,300           $13,200

--------
* If a Creation Unit is purchased outside the usual process through the NSCC or for cash, a variable fee will be charged up to four times the standard creation or redemption transaction fee.

Redemption of Shares in Creation Units Aggregations. Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through State Street and only on a Business Day. The Fund will not redeem shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit Aggregation in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit Aggregation.

With respect to the Fund, BGFA, through the NSCC and the Distributor, makes available immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities -- as announced on the Business Day of the request for redemption received in proper form -- plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater then the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming Beneficial Owner that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund: (i) for any period during which the Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Listing Exchange is suspended or restricted;
(iii) for any period during which an emergency exists as a result of which disposal of the shares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. The redemption transaction fees for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth the standard and maximum redemption transaction fees for the Fund:

                                                              Standard Redemption Maximum Redemption
Name of Fund                                                   Transaction Fee*    Transaction Fee*
------------                                                  ------------------- ------------------
iShares FTSE Developed Small Cap ex-North America Index Fund.       $3,300             $13,200

--------
* If a Creation Unit is redeemed outside the usual process through the NSCC or for cash, a variable fee will be charged up to four times the standard creation or redemption transaction fee.

Placement of Redemption Orders for Domestic Funds Using the Clearing Process. Orders to redeem Creation Unit Aggregations of funds based on domestic indexes through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by State Street not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after the Closing Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders for Domestic Funds Outside the Clearing Process. Orders to redeem Creation Unit Aggregations of funds based on domestic indexes outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 11:00 a.m., Eastern time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. In certain cases Authorized Participants will redeem and create Creation Unit Aggregations of the Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Taxes

Regulated Investment Company Qualifications. The Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, the Fund must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (i.e., a partnership that is traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditional permitted mutual fund income); and (ii) at the close of each quarter of the company's taxable year, (a) at least 50% of the market value of the Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer, of two or more issuers of which the Fund holds 20% or more of the voting stock, and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other
RICs) or the securities of one or more qualified publicly traded partnerships. The Fund's investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should qualify as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although the Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

Excise Tax. The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Taxation of U.S. Shareholders. Dividends and other distributions by the Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who
(a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Distributions of net realized long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of the Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period; or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Back-Up Withholding. In certain cases, the Fund will be required to withhold at the applicable withholding rate, currently 28% and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the IRS; (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

Sections 351 and 362. The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Sections 351 and 362 of the IRC, that the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If the Fund's basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to the Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Qualified Dividend Income. Distributions by the Fund of investment company taxable income whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Substitute dividend payments received with respect to securities lent out are not qualified dividend income. A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder or, in the case of certain preferred stock, the holding period requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) a Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the IRC. Dividends received by the fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Capital gain distributions consisting of the Fund's net capital gains will be taxable as long-term capital gains.

Corporate Dividends Received Deduction. The Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

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

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Excess Inclusion Income on Sales of Shares. Distributions received by the Fund from a REIT and distributed to you will generally be taxable to you as ordinary income. Certain types of income received by the Fund from REITs, real estate mortgage investment conduits ("REMICs"), taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders such excess inclusion income may (1) constitute taxable income, as "unrelated business taxable income" ("UBTI") for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) not be offset against net operating losses for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the IRC are Fund shareholders.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. Federal income tax deduction or as a foreign tax credit against their U.S. Federal income taxes.

Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If the Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

Federal Tax Treatment of Complex Securities. The Funds may invest in complex securities, including, but not limited to, zero coupon securities, forward contracts, options and futures contracts (including currency forwards, options and futures positions), and swap agreements. These investments may be subject to numerous special and complex tax rules (including provisions relating to "hedging transactions" and "straddles") that, among other things, could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund. A Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any forward contract, futures contract, contract with respect to foreign currency or hedged investment in order to mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company.

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

A Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in a Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a Fund. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, option contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). Established income or loss from nonperiodic contingent payments may be recognized on a current basis. The tax treatment of many types of credit default swaps is uncertain.

It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered qualifying income for purposes of the 90% requirement for the Fund to qualify as a RIC.

The Fund intends to distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

The Fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined above) or partnerships or trusts in which the Fund invests or to certain options, futures or forward contracts, or "appreciated financial positions;" or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the Fund's investments (including through depositary receipts) in issuers in such country; or (3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The Fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

In general, gain or loss on a short sale is recognized when the Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used by the Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of "substantially identical property" held by the Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In general, the Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

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

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by the Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly-acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders. Dividends paid by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of the Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A distribution from the Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of the distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable if such distribution is attributable to a real property gain distribution received by the Fund from a REIT. A distribution paid prior to 2008 attributable to the Fund's sale of a REIT or other U.S. real property holding company will also be treated as real property gain if 50% or more of the value of the Fund's assets are invested in REITs and other U.S. real property holding corporations and if the foreign shareholder has held more than 5% of a class of stock at any time during the one-year period ending on the date of the distribution. Restrictions apply regarding wash sales and substitute payment transactions.

Reporting. If a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Under recently enacted legislation, certain tax exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Financial Statements

Financial statements for the Fund are not available because, as of the date of this SAI, the Fund has no financial information to report.

Miscellaneous Information

Counsel. Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Fund's financial statements, and may perform other services.

Shareholder Communication to the Board. Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, PA 19456. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to: iShares Board of Trustees, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 400 Howard Street, San Francisco, California 94105. Shareholder communications to the Board should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund or Funds of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

BGI-SAI-15-1008

                                      34